                                                       Registration No. 33-65343
                                                                       811-07465

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM N-4

             REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933
                         Post-Effective Amendment No. 9
                                       and
         REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940
                                Amendment No. 17

                  THE TRAVELERS FUND ABD FOR VARIABLE ANNUITIES
                  ---------------------------------------------
                           (Exact name of Registrant)

                         THE TRAVELERS INSURANCE COMPANY
                         -------------------------------
                               (Name of Depositor)

                  ONE TOWER SQUARE, HARTFORD, CONNECTICUT 06183
                  ---------------------------------------------
              (Address of Depositor's Principal Executive Offices)

        Depositor's Telephone Number, including area code: (860) 277-0111
                                                           --------------

                                ERNEST J. WRIGHT
                                    Secretary
                         The Travelers Insurance Company
                                One Tower Square
                           Hartford, Connecticut 06183
                           ---------------------------
                     (Name and Address of Agent for Service)

Approximate Date of Proposed Public Offering: .

It is proposed that this filing will become effective (check appropriate box):

___    immediately upon filing pursuant to paragraph (b) of Rule 485.
_X_    on May 1, 2002 pursuant to paragraph (b) of Rule 485.
___    60 days after filing pursuant to paragraph (a)(1) of Rule 485.
___    on ___________ pursuant to paragraph (a)(1) of Rule 485.

If appropriate, check the following box:

______ this post-effective amendment designates a new effective date for a previously filed post-effective amendment.

Travelers Portfolio Architect Annuity Prospectus:

The Travelers Fund ABD For Variable Annuities
The Travelers Fund ABD II For Variable Annuities

This prospectus describes Travelers Portfolio Architect Annuity, a flexible premium deferred variable annuity contract (the “Contract”) issued by The Travelers Insurance Company or The Travelers Life and Annuity Company. Refer to the first page of your Contract for the name of your issuing company. The Contract is available in connection with certain retirement plans that qualify for special federal income tax treatment (“qualified Contracts”) as well as those that do not qualify for such treatment (“nonqualified Contracts”). We may issue it as an individual Contract or as a group Contract. When we issue a group Contract, you will receive a certificate summarizing the Contract's provisions. For convenience, we refer to Contracts and certificates as "Contracts."

You can choose to have your premium (“purchase payments”) accumulate on a variable and/or fixed basis in one of our funding options. Your contract value before the maturity date and the amount of monthly income afterwards will vary daily to reflect the investment experience of the variable funding options you select. You bear the investment risk of investing in the variable funding options. The variable funding options are:

Capital Appreciation Fund	Salomon Brothers Variable Series Fund Inc.
Money Market Portfolio	Capital Fund
AIM Variable Insurance Funds	Investors Fund
AIM V.I. Premier Equity Fund(1) – Series I	Large Cap Growth Fund
Alliance Variable Product Series Fund, Inc.	Small Cap Growth Fund
Premier Growth Portfolio - Class B	Travelers Series Fund Inc.
Credit Suisse Trust(2)	AIM Capital Appreciation Portfolio
Credit Suisse Emerging Markets Portfolio	Alliance Growth Portfolio
Delaware VIP Trust(3)	MFS Total Return Portfolio
VIP REIT Series — Standard Class(4)	The Travelers Series Trust
Dreyfus Variable Investment Fund	Convertible Securities Portfolio(6)
Appreciation Portfolio — Initial Shares	Disciplined Mid Cap Stock Portfolio
Small Cap Portfolio — Initial Shares	Equity Income Portfolio
Franklin Templeton Variable Insurance Products Trust	Federated High Yield Portfolio
Mutual Shares Securities Fund — Class 2	Federated Stock Portfolio
Templeton Growth Securities Fund — Class 2	Large Cap Portfolio
Greenwich Street Series Fund	Lazard International Stock Portfolio
Emerging Growth Fund	MFS Emerging Growth Portfolio
Equity Index Portfolio — Class II Shares	MFS Mid Cap Growth Portfolio
Growth and Income Fund	MFS Research Portfolio
Janus Aspen Series	Travelers Quality Bond Portfolio
Balanced Portfolio — Service Shares	Van Kampen Life Investment Trust
Global Life Sciences Portfolio — Service Shares	Comstock Portfolio Class II Shares
Global Technology Portfolio — Service Shares	Enterprise Portfolio Class II Shares
Worldwide Growth Portfolio — Service Shares	Variable Insurance Products Fund II (Fidelity)
PIMCO Variable Insurance Trust	Contrafund® Portfolio — Service Class 2
Total Return Portfolio — Administrative Class(5)	Variable Insurance Products Fund III (Fidelity)
Putnam Variable Trust	Dynamic Capital Appreciation Portfolio – Service Class 2
Putnam VT International Growth Fund — Class IB Shares	Mid Cap Portfolio — Service Class 2
Putnam VT Small Cap Value Fund — Class IB Shares
Putnam VT Voyager II Fund — Class IB Shares

(1)	Formerly AIM V.I. Value Fund	(4)	Formerly REIT Series
(2)	Formerly Credit Suisse Warburg Pincus Trust	(5)	Formerly Total Return Bond Portfolio
(3)	Formerly Delaware Group Premium Fund, Inc.	(6)	Formerly Convertible Bond Portfolio

The Contract, certain contract features and/or some of the funding options may not be available in all states. The current prospectuses for the underlying funds that support the variable funding options must accompany this prospectus. Read and retain them for future reference.

This prospectus provides the information that you should know before investing in the Contract. You can receive additional information about your Contract by requesting a copy of the Statement of Additional Information (“SAI”) dated May 1, 2002. We filed the SAI with the Securities and Exchange Commission (“SEC”), and it is incorporated by reference into this prospectus. To request a copy, write to The Travelers Insurance Company, Annuity Investor Services, One Tower Square, Hartford, Connecticut 06183, call 1-800-842-9368 or access the SEC’s website (http://www.sec.gov). See Appendix D for the SAI’s table of contents.

Neither the Securities and Exchange Commission nor any state securities commission has approved or disapproved these securities or the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

Variable annuity contracts are not deposits of any bank, and are not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Prospectus dated May 1, 2002

Index of Special Terms	2	Fixed Annuity	31
Summary	3	Payment Options	31
Fee Table	6	Election of Options	31
Condensed Financial Information	13	Annuity Options	32
The Annuity Contract	13	Income Options	32
Contract Owner Inquiries	13	Variable Liquidity Benefit	32
Purchase Payments	13	Miscellaneous Contract Provisions	33
Accumulation Units	13	Right to Return	33
The Variable Funding Options	14	Termination	33
The Fixed Account	20	Required Reports	33
Charges and Deductions	20	Suspension of Payments.	33
General	20	The Separate Accounts	33
Withdrawal Charge	21	Performance Information	34
Free Withdrawal Allowance	21	Federal Tax Considerations	35
Administrative Charges	21	Non-Resident Aliens	35
E.S.P. Charge	22	General Taxation of Annuities.	35
Mortality and Expense Risk Charge	22	Types of Contracts: Qualified or	35
Variable Liquidity Benefit Charge	22	Nonqualified	35
Variable Funding Option Expenses	22	Nonqualified Annuity Contracts	35
Premium Tax	22	Puerto Rico Tax Considerations	36
Changes in Taxes Based Upon		Qualified Annuity Contracts	36
Premium or Value	22	Penalty Tax for Premature Distributions	37
Transfers	22	Diversification Requirements for Variable	37
Dollar Cost Averaging	23	Annuities	37
Access to Your Money	24	Ownership of the Investments	37
Systematic Withdrawals	24	Mandatory Distributions for Qualified Plans	37
Loans	24	Taxation of Death Benefit Proceeds	37
Ownership Provisions	24	Other Information	38
Types of Ownership	24	The Insurance Companies	38
Contract Owner	24	Financial Statements	38
Beneficiary	25	Distribution of Variable Annuity Contracts	38
Annuitant	25	Conformity with State and Federal Laws	38
Death Benefit	25	Voting Rights	38
Death Proceeds Before the Maturity Date	26	Legal Proceedings and Opinions	39
E.S.P.	26	Appendix A: Condensed Financial
Payment of Proceeds	27	Information for The Travelers Insurance
Spousal Contract Continuance	28	Company: Fund ABD	A-1
Beneficiary Contract Continuance	29	Appendix B: Condensed Financial
Planned Death Benefit	30	Information for The Travelers Life and
Death Proceeds After the Maturity Date	30	Annuity Company: Fund ABD II	B-1
The Annuity Period	30	Appendix C: The Fixed Account	C-1
Maturity Date	30	Appendix D: Contents of the Statement of
Allocation of Annuity	30	Additional Information	D-1
Variable Annuity	31

INDEX OF SPECIAL TERMS

The following terms are italicized throughout the prospectus. Refer to the page listed for an explanation of each term.

Accumulation Unit	14	Death Report Date	25
Accumulation Period	14	Fixed Account	C-1
Annuitant	25	Joint Owner	25
Annuity Payments	31	Maturity Date	30
Annuity Unit	15	Net Investment Rate	31
Cash Surrender Value	24	Purchase Payment	14
Contingent Annuitant	25	Rider Effective Date	26
Contract Date	14	Underlying Fund	15
Contract Owner	24	Variable Funding Option(s)	15
Contract Value	14	Written Request	14
Contract Year	14

Summary:
Travelers Portfolio Architect Annuity

This summary details some of the more important points that you should know and consider before purchasing the Contract. Please read the entire prospectus carefully.

What company will issue my Contract? Your issuing company is either The Travelers Insurance Company or The Travelers Life and Annuity Company, (“the Company,” “We” or “Us”). Refer to your Contract for the name of your issuing company. Each company sponsors its own segregated asset account (“Separate Account”). The Travelers Insurance Company sponsors the Travelers Fund ABD for Variable Annuities (“Fund ABD”); The Travelers Life and Annuity Company sponsors the Travelers Fund ABD II for Variable Annuities (“Fund ABD II”). When we refer to the Separate Account, we are referring to either Fund ABD or Fund ABD II, depending upon your issuing Company.

You may only purchase a Contract in states where the Contract has been approved for sale. The Contract may not currently be available for sale in all states.

Can you give me a general description of the Contract? We designed the Contract for retirement savings or other long-term investment purposes. The Contract provides a death benefit as well as guaranteed payout options. You direct your payment(s) to one or more of the variable funding options and/or to the Fixed Account that is part of our general account (the “Fixed Account”). We guarantee money directed to the Fixed Account as to principal and interest. The variable funding options are designed to produce a higher rate of return than the Fixed Account; however, this is not guaranteed. You can also lose money in the variable funding options.

The Contract, like all deferred variable annuity contracts, has two phases: the accumulation phase and the payout phase (annuity period). During the accumulation phase generally, under a qualified contract, your pre-tax contributions accumulate on a tax-deferred basis and are taxed as income when you make a withdrawal, presumably when you are in a lower tax bracket. During the accumulation phase, under a nonqualified contract, earnings on your after-tax contributions accumulate on a tax-deferred basis and are taxed as income when you make a withdrawal. The payout phase occurs when you begin receiving payments from your Contract. The amount of money you accumulate in your Contract determines the amount of income (annuity payments) you receive during the payout phase.

During the payout phase, you may choose one of a number of annuity options. You may receive income payments from the variable funding options and/or the Fixed Account. If you elect variable income payments, the dollar amount of your payments may increase or decrease. Once you choose one of the annuity options or income options and begin to receive payments, it cannot be changed.

Who should purchase this Contract? The Contract is currently available for use in connection with (1) individual nonqualified purchases; (2) rollovers from Individual Retirement Annuities (IRAs); (3) rollovers from other qualified retirement plans and (4) beneficiary-directed transfers of death proceeds from another contract. Qualified contracts include contracts qualifying under Section 401(a), 403(b), or 408(b) of the Internal Revenue Code of 1986, as amended. Purchase of this Contract through a tax qualified retirement plan (“Plan”) does not provide any additional tax deferral benefits beyond those provided by the Plan. Accordingly, if you are purchasing this Contract through a Plan, you should consider purchasing this Contract for its Death Benefit, Annuity Option Benefits, and other non-tax-related benefits.

You may purchase the Contract with an initial payment of at least $5000. You may make additional payments of at least $500 at any time during the accumulation phase. No additional payments are allowed if this Contract is purchased with a beneficiary-directed transfer of death proceeds.

Is there a right to return period? If you cancel the Contract within twenty days after you receive it, you will receive a full refund of your contract value plus any Contract charges and premium taxes you paid (but not fees and charges assessed by the underlying funds). Where state law requires a longer right to return period, or the return of purchase payments, the Company will comply. You bear the investment risk on the purchase payment allocated to a variable funding option during the right to return period; therefore, the contract value we return may be greater or less than your purchase payment.

If you purchased your Contract as an Individual Retirement Annuity, and you return it within the first seven days after delivery, we will refund your full purchase payment. During the remainder of the right to return period,

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we will refund your contract value (including charges we assessed). We will determine your contract value at the close of business on the day we receive a written request for a refund.

Can you give a general description of the variable funding options and how they operate? Through its subaccounts, the Separate Account uses your purchase payments to purchase units, at your direction, of one or more of the variable funding options. In turn, each variable funding option invests in an underlying mutual fund (“underlying fund”) that holds securities consistent with its own investment policy. Depending on market conditions, you may make or lose money in any of these variable funding options.

You can transfer among the variable funding options as frequently as you wish without any current tax implications. Currently there is no limit to the number of transfers allowed. We may, in the future, limit the number of transfers allowed. At a minimum, we would always allow one transfer every six months. We reserve the right to restrict transfers that we determine will disadvantage other contract owners. You may transfer between the Fixed Account and the variable funding options twice a year (during the 30 days after the six-month contract date anniversary), provided the amount is not greater than 15% of the Fixed Account value on that date.

What expenses will be assessed under the Contract? The Contract has insurance features and investment features, and there are costs related to each. We deduct an administrative expense charge and a mortality and expense risk (“M&E”) charge daily from amounts you allocate to the Separate Account. We deduct the administrative expense charge at an annual rate of 0.15% and deduct the M&E at an annual rate of 1.25. For Contracts with a value of less than $40,000, we also deduct an annual contract administrative charge of $30. Each underlying fund also charges for management costs and other expenses.

We will apply a withdrawal charge to withdrawals from the Contract, and will calculate it as a percentage of the purchase payments. The maximum percentage is 6%, decreasing to 0% in years eight and later.

If you select the Enhanced Stepped-Up Provision (“E.S.P.”), an additional 0.20% annually will be deducted from amounts in the variable funding options. This provision is not available to a customer when either the annuitant or owner is age 76 or older on the rider effective date.

If the Variable Liquidity Benefit is selected, there is a maximum surrender charge of 6% of the amounts withdrawn. Please refer to “The Annuity Period” for a description of this benefit.

How will my purchase payments and withdrawals be taxed? Generally, the payments you make to a qualified Contract during the accumulation phase are made with before-tax dollars. Generally, you will be taxed on your purchase payments and on any earnings when you make a withdrawal or begin receiving annuity payments. Under a nonqualified Contract, payments to the Contract are made with after-tax dollars, and earnings will generally accumulate tax-deferred. You will be taxed on these earnings when they are withdrawn from the Contract. If you are younger than 59 1/2 when you take money out, you may be charged a 10% federal penalty tax on the amount withdrawn.

For owners of qualified Contracts, if you reach a certain age, you may be required by federal tax laws to begin receiving payments from your annuity or risk paying a penalty tax. In those cases, we can calculate and pay you the minimum required distribution amounts.

How may I access my money? You can take withdrawals any time during the accumulation phase. Withdrawal charges, income taxes, and/or a penalty tax may apply to taxable amounts withdrawn.

What is the death benefit under the Contract? You may choose to purchase the Standard or Enhanced Death Benefit. The death benefit applies upon the first death of the contract owner, joint owner, or annuitant. Assuming you are the annuitant, the death benefit is as follows: If you die before the Contract is in the payout phase, the person you have chosen as your beneficiary will receive a death benefit. You may also choose to purchase the Enhanced Stepped-Up Provision, which, for a fee, may increase the amount of the death benefit. We calculate the death benefit value at the close of the business day on which our Home Office receives (1) due proof of death and (2) written payment instructions or the election of spousal contract continuance or beneficiary contract continuance. Please refer to the Death Benefit section in the prospectus for more details.

Where may I find out more about accumulation unit values? The Condensed Financial Information in Appendix A or Appendix B to this prospectus provides more information about accumulation unit values.

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Are there any additional features? This Contract has other features you may be interested in. These include:

    ·   Dollar Cost Averaging. This is a program that allows you to invest a fixed amount of money in variable funding options each month, theoretically giving you a lower average cost per unit over time than a single one-time purchase. Dollar Cost Averaging requires regular investments regardless of fluctuating price levels, and does not guarantee profits or prevent losses in a declining market. Potential investors should consider their financial ability to continue purchases through periods of low price levels.

    ·   Systematic Withdrawal Option. Before the maturity date, you can arrange to have money sent to you at set intervals throughout the year. Of course, any applicable income and penalty taxes will apply on amounts withdrawn.

    Automatic Rebalancing. You may elect to have the Company periodically reallocate the values in your Contract to match your original (or your latest) funding option allocation request.
    Enhanced Stepped-Up Provision (“E.S.P.”). For an additional charge, the total death benefit payable may be increased based on the earnings in your Contract
    Spousal Contract Continuance (subject to availability). If your spouse is named as an owner and/or beneficiary, and you die prior to the maturity date, your spouse may elect to continue the Contract as owner rather than have the death benefit paid to the beneficiary. This feature applies to a spousal joint contract owner and/or beneficiary only.
    Beneficiary Contract Continuance (Not permitted for non-natural beneficiaries). If you die before the maturity date, and if the value of any beneficiary's portion of the death benefit is between $20,000 and $1,000,000 as of the date of your death, that beneficiary(s) may elect to continue his/her portion of the Contract rather than have the death benefit paid to the beneficiary.
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FEE TABLE

The purpose of this Fee Table is to assist contract owners in understanding the various costs and expenses that you will bear, directly or indirectly, if you purchase this Contract. See “Charges and Deductions” in this prospectus for additional information. Expenses shown do not include premium taxes, which may be applicable. Each variable funding option purchases shares of the underlying fund at net asset value. The net asset value already reflects the deduction of each underlying fund’s Total Operating Expenses as shown in the table below; therefore, you are indirectly bearing the costs of underlying fund expenses.

We receive payments from some of the underlying funds or their affiliates for providing administrative or other services for a fund. These payments vary in amount and currently we receive payments at an annual rate of up to 0.50% of the average net amount invested in an underlying fund on behalf of Travelers’ Separate Accounts. These payments by the funds do not result in any charge to you in addition to the Total Annual Operating Expenses disclosed below for each fund.

The amounts shown in the table are based on historical fund expenses, as a percentage of each fund’s average daily net assets as of December 31, 2001 (unless otherwise indicated). This information was provided by the funds and we have not independently verified it. More detail concerning each fund’s fees and expenses is contained in the prospectus for each underlying fund.

Transaction Expenses

  Withdrawal Charge

  (as a percentage of the purchase payments withdrawn)

Years Since Purchase Payment Made	Withdrawal Charge
1 or less	6%
2	6%
3	5%
4	5%
5	4%
6	3%
7	2%
8 and over	0%

  During the annuity period, if you have elected the Variable Liquidity Benefit, a surrender charge of up to 6% of the amount withdrawn will be assessed. See “Variable Liquidity Benefit.”

Annual Separate Account Charges:

(as a percentage of the average daily net assets of the Separate Account)

With E.S.P.		Without E.S.P.
Mortality and Expense Risk Charge	1.25%	Mortality and Expense Risk Charge	1.25%
Administrative Expense Charge	0.15%	Administrative Expense Charge	0.15%
E.S.P. Charge	0.20%
Total Separate Account Charges	1.60%	Total Separate Account Charges	1.40%

Other Annual Charges

Annual Contract Administrative Charge	$30
(Waived if contract value is $40,000 or more)

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Variable Funding Option Expenses:

(as a percentage of average daily net assets of the funding option as of December 31, 2001, unless otherwise noted)

Funding Options:	Management Fee (after expense reimbursement)	Distribution and/or Service Fees (12b-1)	Other Expenses (after expense reimbursement)	Total Annual Operating Expenses (after expense reimbursement)

Capital Appreciation Fund	0.75%	—	0.09%	0.84%
Money Market Portfolio (Travelers)	0.32%	—	0.08%	0.40%(1)
AIM Variable Insurance Funds
AIM V.I. Premier Equity Fund — Series I	0.60%	—	0.25%	0.85%(2)
Alliance Variable Product Series Fund, Inc.
Premier Growth Portfolio — Class B*	1.00%	0.25%	0.04%	1.29%
Credit Suisse Trust
Credit Suisse Emerging Markets Portfolio	0.76%	—	0.64%	1.40%(3)
Delaware VIP Trust
VIP REIT Series – Standard Class	0.75%	—	0.14%	0.89%(4)
Dreyfus Variable Investment Fund
Appreciation Portfolio — Initial Shares	0.75%	—	0.03%	0.78%(5)
Small Cap Portfolio — Initial Shares	0.75%	—	0.04%	0.79%(5)
Franklin Templeton Variable Insurance Products Trust
Mutual Shares Securities Fund — Class 2*	0.60%	0.25%	0.19%	1.04%(6)
Templeton Growth Securities Fund — Class 2*	0.80%	0.25%	0.05%	1.10%(7)
Greenwich Street Series Fund
Emerging Growth Fund	0.95%	—	0.23%	1.18%(16)
Equity Index Portfolio — Class II Shares*	0.21%	0.25%	0.03%	0.49%(16)
Growth and Income Fund	0.65%	—	0.29%	0.94%(16)
Janus Aspen Series
Balanced Portfolio — Service Shares*	0.65%	0.25%	0.01%	0.91%
Global Life Sciences Portfolio — Service Shares*	0.65%	0.25%	0.17%	1.07%
Global Technology Portfolio — Service Shares*	0.65%	0.25%	0.05%	0.95%
Worldwide Growth Portfolio — Service Shares*	0.65%	0.25%	0.04%	0.94%
PIMCO Variable Insurance Trust
Total Return Portfolio – Administrative Class	0.25%	—	0.40%	0.65%(8)
Putnam Variable Trust
Putnam VT International Growth Fund — Class IB Shares*	0.76%	0.25%	0.18%	1.19%
Putnam VT Small Cap Value Fund — Class IB Shares*	0.80%	0.25%	0.30%	1.35%
Putnam VT Voyager II Fund — Class IB Shares*	0.70%	0.25%	0.77%	1.72%
Salomon Brothers Variable Series Fund Inc.
Capital Fund	0.83%	—	0.17%	1.00%(9)
Investors Fund	0.70%	—	0.12%	0.82%(10)
Large Cap Growth Fund	0.75%	—	0.25%	1.00%
Small Cap Growth Fund	0.75%	—	0.72%	1.47%(11)
The Travelers Series Trust
Convertible Securities Portfolio	0.60%	—	0.19%	0.79%(12)
Disciplined Mid Cap Stock Portfolio	0.70%	—	0.13%	0.83%
Equity Income Portfolio	0.75%	—	0.04%	0.79%(13)
Federated High Yield Portfolio	0.65%	—	0.24%	0.89%
Federated Stock Portfolio	0.63%	—	0.18%	0.81%
Large Cap Portfolio	0.75%	—	0.04%	0.79%(14)
Lazard International Stock Portfolio	0.83%	—	0.18%	1.01%
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Funding Options:	Management Fee (after expense reimbursement)	Distribution and/or Service Fees (12b-1)	Other Expenses (after expense reimbursement)	Total Annual Operating Expenses (after expense reimbursement)

MFS Emerging Growth Portfolio	0.75%	—	0.14%	0.89%
MFS Mid Cap Growth Portfolio	0.80%	—	0.12%	0.92%
MFS Research Portfolio	0.80%	—	0.12%	0.92%
Travelers Quality Bond Portfolio	0.32%	—	0.13%	0.45%
Travelers Series Fund Inc.
AIM Capital Appreciation Portfolio	0.80%	—	0.03%	0.83%(15)
Alliance Growth Portfolio	0.80%	—	0.02%	0.82%(15)
MFS Total Return Portfolio	0.80%	—	0.03%	0.83%(15)
Putnam Diversified Income Portfolio†	0.75%	—	0.15%	0.90%(15)
Van Kampen Life Investment Trust
Comstock Portfolio Class II Shares*	0.60%	0.25%	0.19%	1.04%(16)
Enterprise Portfolio Class II Shares*	0.48%	0.25%	0.12%	0.85%(17)
Variable Insurance Products Fund II
Contrafund® Portfolio — Service Class 2*	0.58%	0.25%	0.07%	0.90%(18)
Variable Insurance Products Fund III
Dynamic Capital Appreciation Portfolio — Service Class 2*	0.58%	0.25%	0.85%	1.68%(19)
Mid Cap Portfolio — Service Class 2*	0.58%	0.25%	0.05%	0.88%(20)

______________

*	The 12b-1 fees deducted from these classes cover certain distribution, shareholder support and administrative services provided by intermediaries (the insurance company, broker dealer or other service provider).

†	Closed to new investors.

Notes

     (1)   Travelers Insurance reimbursed the portfolio for $44,028 in expenses for the year ended December 31, 2001 (the portfolio's fiscal year end). If such expenses were not reimbursed the actual expense ratio would have been 0.42%. For the year ended December 31, 2001, there was a voluntary expense limitation. As a result of the voluntary expense limitation, the ratio of expenses to average net assets will not exceed 0.40%.

     (2)   Effective May 1, 2002 the Fund's name will change from AIM V.I. Value Fund to AIM V.I. Premier Equity Fund.

     (3)   Fee waivers, expense reimbursements, or expense credits reduced expenses for the Emerging Markets Portfolio during 2001, but this may be discontinued at any time. Without such arrangements, the Management Fees, Other Expenses and Total Annual Operating Expenses would equal 1.25%, 0.64% and 1.89%, respectively. The Other Expenses are based on annualized estimates of expenses for the fiscal year ending December 31, 2001, net of any fee waivers or expense reimbursements.

     (4)   The investment advisor for the Delaware VIP REIT Series is Delaware Management Company (DMC). For the period May 1, 2001 through April 30, 2002, the advisor waived its management fee and/or reimbursed the Series for expenses to the extent that total expenses would not exceed 0.85%. Without such an arrangement, the total operating expense for the Series would have been 0.89% for the fiscal year 2001. Effective May 1, 2002 through April 30, 2003, DMC has contractually agreed to waive its management fee and/or reimburse the Series for expenses to the extent that total expenses will not exceed 0.95%. Under its Management Agreement, the Series pays a management fee based on average daily net assets as follows: 0.75% on the first $500 million, 0.70% on the next $500 million, 0.65% on the next $1,500 million, 0.60% on assets in excess of $2,500 million, all per year.

     (5)   The expenses shown are for the fiscal year ended December 31, 2001. Current or future expenses may be greater or less than those presented. Please consult the underlying mutual fund prospectus for more complete information.

     (6)   The Fund's Class 2 distribution plan or "rule 12b-1 plan" is described in the Fund's prospectus.

     (7)   The Fund administration fee is paid indirectly through the Management Fee for Templeton Growth Securities Fund — Class 2. The Fund's Class 2 distribution plan or "rule 12b-1 plan" is described in the Fund's prospectus.

     (8)   "Other Expenses" reflects a 0.25% administrative fee, a 0.15% service fee, and 0.01% representing the Portfolio’s pro rata Trustees’ fees. PIMCO has contractually agreed to reduce total annual portfolio operating expenses to the extent they would exceed, due to the payment of organizational expenses and Trustees’ fees, 0.65% of average daily net assets. Without such reduction, Total Annual Expenses for the fiscal year ended December 31, 2001 would have been 0.66%. Under the Expense Limitation Agreement, PIMCO may recoup these waivers and reimbursements in future periods, not exceeding three years, provided total expenses, including such recoupment, do not exceed the annual expense limit.

     (9)   The Manager has waived a portion of its management fees for the year ended December 31, 2001. If such fees were not waived, the actual expenses ratio would have been 1.02%. As a result of a voluntary expense limitation, expense ratios will not exceed 1.00%.

     (10)   As a result of a voluntary expense limitation, expense ratios will not exceed 1.50%.

     (11)   As a result of a voluntary expense limitation, the ratio of expenses to average net assets will not exceed 0.80%.

     (12)   A portion of the brokerage commissions that the fund paid was used to reduce the fund's expenses. In addition, through arrangements with the fund's custodian, credits realized as a result of uninvested cash balances are used to reduce a portion of

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  the fund's custodian expenses. These offsets may be discontinued at any time. Without such reductions, Total Annual Operating Expenses for the Equity Income Portfolio would have been 0.85%.

     (13)   A portion of the brokerage commissions that the fund paid was used to reduce the fund's expenses. In addition, through arrangements with the fund's custodian, credits realized as a result of uninvested cash balances are used to reduce a portion of the fund's custodian expenses. These offsets may be discontinued at any time. Without such reductions, Total Annual Operating Expenses for the Large Cap Portfolio would have been 0.84%.

     (14)   Expenses are as of October 31, 2001 (the Fund's fiscal year end). There were no fees waived or expenses reimbursed for these funds in 2001.

     (15)   Expenses are as of December 31, 2001 (the Fund's fiscal year end). There were no fees waived or expenses reimbursed for these funds in 2001.

     (16)   If certain expenses had not been assumed by Van Kampen, Total Annual Operating Expenses for the Enterprise Portfolio Class II Shares would have been 0.87%.

     (17)   A portion of the brokerage commissions that the fund paid was used to reduce the fund's expenses. In addition, through arrangements with the fund's custodian, credits realized as a result of uninvested cash balances are used to reduce a portion of the fund's custodian expenses. These offsets may be discontinued at any time. Without such reductions, Total Annual Operating Expenses for the Fidelity VIP II Contrafund Portfolio — Service Class 2 would have been 0.94%.

     (18)   A portion of the brokerage commissions that the fund paid was used to reduce the fund's expenses. In addition, through arrangements with the fund's custodian, credits realized as a result of uninvested cash balances are used to reduce a portion of the fund's custodian expenses. These offsets may be discontinued at any time. Without such reductions, Total Annual Operating Expenses for the Fidelity VIP Dynamic Capital Appreciation Portfolio — Service Class 2 would have been 3.77%. The fund's manager has voluntarily agreed to reimburse the class to the extent that total operating expenses (excluding interest, taxes, certain securities lending costs, brokerage commissions and extraordinary expenses) exceed 1.75%. This arrangement can be discontinued by the fund's manager at any time. Including this reimbursement, the management fee, other expenses and total annual expenses in 2001 were 0.58%, 0.92% and 1.75%, respectively.

     (19)   A portion of the brokerage commissions that the fund paid was used to reduce the fund's expenses. In addition, through arrangements with the fund's custodian, credits realized as a result of uninvested cash balances are used to reduce a portion of the fund's custodian expenses. These offsets may be discontinued at any time. Without such reductions, Total Annual Operating Expenses for the Fidelity VIP III Mid Cap Portfolio — Service Class 2 would have been 0.94%.

9

Examples

These examples show what your costs would be under certain hypothetical situations. The examples do not represent past or future expenses. Your actual expenses may be more or less than those shown. We base examples on the annual expenses of the underlying funds for the year ended December 31, 2001, and assume that any fee waivers and expense reimbursements will continue. We cannot guarantee that these fee waivers and expense reimbursements will continue. The examples also assume that the $30 annual contract administrative charge is equivalent to 0.024% of the Separate Account contract value.

EXAMPLE: WITH E.S.P.

You would pay the following expenses on a $1,000 investment, assuming a 5% annual return on assets and the charges reflected in the expense table above using the expenses with the E.S.P. option selected:

	If Contract is surrendered at the end of period shown:				If Contract is NOT surrendered or annuitized at end of period shown:

Funding Option	1 year	3 years	5 years	10 years	1 year	3 years	5 years	10 years

Capital Appreciation Fund	85	127	171	280	25	77	131	280
Money Market Portfolio (Travelers)	81	113	149	235	21	63	109	235
AIM Variable Insurance Funds
AIM V.I. Premier Equity Fund — Series I	85	127	172	281	25	77	132	281
Alliance Variable Product Series Fund, Inc.
Premier Growth Portfolio — Class B	89	140	193	324	29	90	153	324
Credit Suisse Trust
Credit Suisse Emerging Markets Portfolio	91	143	199	334	31	93	159	334
Delaware VIP Trust
VIP REIT Series — Standard Class	85	128	174	285	25	78	134	285
Dreyfus Variable Investment Fund
Appreciation Portfolio — Initial Shares	84	125	168	274	24	75	128	274
Small Cap Portfolio — Initial Shares	84	125	169	275	24	75	129	275
Franklin Templeton Variable Insurance Products Trust
Mutual Shares Securities Fund — Class 2	87	133	181	300	27	83	141	300
Templeton Growth Securities Fund — Class 2	88	135	184	305	28	85	144	305
Greenwich Street Series Fund
Emerging Growth Fund	88	137	188	313	28	87	148	313
Equity Index Portfolio — Class II Shares	81	116	154	245	21	66	114	245
Growth and Income Fund	86	130	176	290	26	80	136	290
Janus Aspen Series
Balanced Portfolio — Service Shares	86	129	175	287	26	79	135	287
Global Life Sciences Portfolio — Service Shares	87	134	183	303	27	84	143	303
Global Technology Portfolio — Service Shares	86	130	177	291	26	80	137	291
Worldwide Growth Portfolio — Service Shares	86	130	176	290	26	80	136	290
PIMCO Variable Insurance Trust
Total Return Portfolio – Administrative Class	83	121	162	261	23	71	122	261
10

	If Contract is surrendered at the end of period shown:				If Contract is NOT surrendered or annuitized at end of period shown:

Funding Option	1 year	3 years	5 years	10 years	1 year	3 years	5 years	10 years

Putnam Variable Trust
Putnam VT International Growth Fund — Class IB Shares	88	137	189	314	28	87	149	314
Putnam VT Small Cap Value Fund — Class IB Shares	90	142	196	329	30	92	156	329
Putnam VT Voyager II Fund — Class IB Shares	94	153	214	363	34	103	174	363
Salomon Brothers Variable Series Fund Inc.
Capital Fund	87	132	179	296	27	82	139	296
Investors Fund	85	126	170	278	25	76	130	278
Large Cap Growth Fund	87	132	179	296	27	82	139	296
Small Cap Growth Fund	91	146	202	341	31	96	162	341
The Travelers Series Trust
Convertible Securities Portfolio	84	125	169	275	24	75	129	275
Disciplined Mid Cap Stock Portfolio	85	126	171	279	25	76	131	279
Equity Income Portfolio	84	125	169	275	24	75	129	275
Federated High Yield Portfolio	85	128	174	285	25	78	134	285
Federated Stock Portfolio	85	126	170	277	25	76	130	277
Large Cap Portfolio	84	125	169	275	24	75	129	275
Lazard International Stock Portfolio	87	132	180	297	27	82	140	297
MFS Emerging Growth Portfolio	85	128	174	285	25	78	134	285
MFS Mid Cap Growth Portfolio	86	129	175	288	26	79	135	288
MFS Research Portfolio	86	129	175	288	26	79	135	288
Travelers Quality Bond Portfolio	81	115	152	240	21	65	112	240
Travelers Series Fund Inc.
AIM Capital Appreciation Portfolio	85	126	171	279	25	76	131	279
Alliance Growth Portfolio	85	126	170	278	25	76	130	278
MFS Total Return Portfolio	85	126	171	279	25	76	131	279
Putnam Diversified Income Portfolio†	86	129	174	286	26	79	134	286
Van Kampen Life Investment Trust
Comstock Portfolio Class II Shares	87	133	181	300	27	83	141	300
Enterprise Portfolio Class II Shares	85	127	172	281	25	77	132	281
Variable Insurance Products Fund II
Contrafund® Portfolio — Service Class 2	86	129	174	286	26	79	134	286
Variable Insurance Products Fund III
Dynamic Capital Appreciation Portfolio — Service Class 2	93	152	212	360	33	102	172	360
Mid Cap Portfolio — Service Class 2	85	128	173	284	25	78	133	284
†	Closed to new investors.

11

EXAMPLE: WITHOUT E.S.P.

You would pay the following expenses on a $1,000 investment, assuming a 5% annual return on assets and the charges reflected in the expense table above using the expenses without the E.S.P. option selected:

	If Contract is surrendered at the end of period shown:				If Contract is NOT surrendered or annuitized at end of period shown:

Funding Option	1 year	3 years	5 years	10 years	1 year	3 years	5 years	10 years

Capital Appreciation Fund	83	121	161	260	23	71	121	260
Money Market Portfolio (Travelers)	79	107	139	214	19	57	99	214
AIM Variable Insurance Funds, Inc.
AIM V.I. Premier Equity Fund — Series I	83	121	162	261	23	71	122	261
Alliance Variable Product Series Fund, Inc.
Premier Growth Portfolio — Class B	87	134	184	305	27	84	144	305
Credit Suisse Trust
Credit Suisse Emerging Markets Portfolio	89	138	189	315	29	88	149	315
Delaware VIP Trust
VIP REIT Series — Standard Class	83	122	164	265	23	72	124	265
Dreyfus Variable Investment Fund
Appreciation Portfolio — Initial Shares	82	119	158	254	22	69	118	254
Small Cap Portfolio — Initial Shares	82	119	159	255	22	69	119	255
Franklin Templeton Variable Insurance Products Trust
Mutual Shares Securities Fund — Class 2	85	127	171	280	25	77	131	280
Templeton Growth Securities Fund — Class 2	86	129	174	286	26	79	134	286
Greenwich Street Series Fund
Emerging Growth Fund	86	131	178	294	26	81	138	294
Equity Index Portfolio — Class II Shares	79	110	143	224	19	60	103	224
Growth and Income Fund	84	124	166	270	24	74	126	270
Janus Aspen Series
Balanced Portfolio — Service Shares	84	123	165	267	24	73	125	267
Global Life Sciences Portfolio — Service Shares	85	128	173	283	25	78	133	283
Global Technology Portfolio — Service Shares	84	124	167	271	24	74	127	271
Worldwide Growth Portfolio — Service Shares	84	124	166	270	24	74	126	270
PIMCO Variable Insurance Trust
Total Return Portfolio – Administrative Class	81	115	152	240	21	65	112	240
Putnam Variable Trust
Putnam VT International Growth Fund — Class IB Shares	86	131	179	295	26	81	139	295
Putnam VT Small Cap Value Fund — Class IB Shares	88	136	187	310	28	86	147	310
Putnam VT Voyager II Fund — Class IB Shares	92	147	205	345	32	97	165	345
Salomon Brothers Variable Series Fund Inc.
Capital Fund	85	126	169	276	25	76	129	276
Investors Fund	83	120	160	258	23	70	120	258
Large Cap Growth Fund	85	126	169	276	25	76	129	276
Small Cap Growth Fund	89	140	193	322	29	90	153	322
12

	If Contract is surrendered at the end of period shown:				If Contract is NOT surrendered or annuitized at end of period shown:

Funding Option	1 year	3 years	5 years	10 years	1 year	3 years	5 years	10 years

The Travelers Series Trust
Convertible Securities Portfolio	82	119	159	255	22	69	119	255
Disciplined Mid Cap Stock Portfolio	83	120	161	259	23	70	121	259
Equity Income Portfolio	82	119	159	255	22	69	119	255
Federated High Yield Portfolio	83	122	164	265	23	72	124	265
Federated Stock Portfolio	83	120	160	257	23	70	120	257
Large Cap Portfolio	82	119	159	255	22	69	119	255
Lazard International Stock Portfolio	85	126	170	277	25	76	130	277
MFS Emerging Growth Portfolio	83	122	164	265	23	72	124	265
MFS Mid Cap Growth Portfolio	84	123	165	268	24	73	125	268
MFS Research Portfolio	84	123	165	268	24	73	125	268
Travelers Quality Bond Portfolio	79	109	141	219	19	59	101	219
Travelers Series Fund Inc.
AIM Capital Appreciation Portfolio	83	120	161	259	23	70	121	259
Alliance Growth Portfolio	83	120	160	258	23	70	120	258
MFS Total Return Portfolio	83	120	161	259	23	70	121	259
Putnam Diversified Income Portfolio†	84	123	164	266	24	73	124	266
Van Kampen Life Investment Trust
Comstock Portfolio Class II Shares	85	127	171	280	25	77	131	280
Enterprise Portfolio Class II Shares	83	121	162	261	23	71	122	261
Variable Insurance Products Fund II
Contrafund® Portfolio — Service Class 2	84	123	164	266	24	73	124	266
Variable Insurance Products Fund III
Dynamic Capital Appreciation Portfolio — Service Class 2	91	146	203	341	31	96	163	341
Mid Cap Portfolio — Service Class 2	83	122	163	264	23	72	123	264

† Closed to new investors.

13

CONDENSED FINANCIAL INFORMATION

See Appendices A and B.

THE ANNUITY CONTRACT

Travelers Portfolio Architect Annuity is a contract between the contract owner (“you”) and the Company. This is the prospectus - it is not the Contract. The prospectus highlights many contract provisions to focus your attention on the Contract’s essential features. Your rights and obligations under the Contract will be determined by the language of the Contract itself. When you receive your Contract, we suggest you read it promptly and carefully. There may be differences in your Contract because of the requirements of the state where we issued your Contract. We will include any such differences in your Contract.

You make purchase payments to us and we credit them to your Contract. We promise to pay you an income, in the form of annuity or income payments, beginning on a future date that you choose, the maturity date. The purchase payments accumulate tax deferred in the funding options of your choice. We offer multiple variable funding options, and one Fixed Account option. The contract owner assumes the risk of gain or loss according to the performance of the variable funding options. The contract value is the amount of purchase payments, plus or minus any investment experience on the amounts you allocate to the Separate Account (“Separate Account contract value”) or interest on the amounts you allocate to the Fixed Account (“Fixed Account contract value”). The contract value also reflects all withdrawals made and charges deducted. There is generally no guaran tee that at the maturity date the contract value will equal or exceed the total purchase payments made under the Contract. The date the Contract and its benefits become effective is referred to as the contract date. Each 12-month period following the contract date is called a contract year.

Certain changes and elections must be made in writing to the Company. Where the term “written request” is used, it means that you must send written information to our Home Office in a form and content satisfactory to us.

Contract Owner Inquiries

Any questions you have about your Contract should be directed to our Home Office at 1-800-842-9368.

Purchase Payments

Your initial purchase payment is due and payable before the Contract becomes effective. The initial purchase payment must be at least $5,000. You may make additional payments of at least $500 at any time. No additional payments are allowed if this Contract is purchased with a beneficiary-directed transfer of death benefit proceeds. Under certain circumstances, we may waive the minimum purchase payment requirement. Purchase payments over $1,000,000 may be made only with our prior consent.

We will apply the initial purchase payment less any applicable premium tax (net purchase payment) within two business days after we receive it in good order at our Home Office. We will credit subsequent purchase payments to a Contract on the same business day we receive it, if it is received in good order by our Home Office by 4:00 p.m. Eastern time. A business day is any day that the New York Stock Exchange is open for regular trading (except when trading is restricted due to an emergency as defined by the Securities and Exchange Commission).

Accumulation Units

The period between the contract date and the maturity date is the accumulation period. During the accumulation period, an accumulation unit is used to calculate the value of a Contract. An accumulation unit works like a share of a mutual fund. Each funding option has a corresponding accumulation unit value. The accumulation units are valued each business day and their values may increase or decrease from day to day. The number of accumulation units we will credit to your Contract once we receive a purchase payment is determined by dividing the amount directed to each funding option by the value of its accumulation unit. We calculate the value of an accumulation unit for each funding option each day the New York Stock Exchange is

14

open. The values are calculated as of 4:00 p.m. Eastern time. After the value is calculated, we credit your Contract. During the annuity period (i.e., after the maturity date), you are credited with annuity units.

The Variable Funding Options

You choose the variable funding options to which you allocate your purchase payments. These variable funding options are subaccounts of the Separate Account. The subaccounts invest in the underlying funds. You are not investing directly in the underlying fund. Each underlying fund is a portfolio of an open-end management investment company that is registered with the SEC under the Investment Company Act of 1940. These underlying funds are not publicly traded and are offered only through variable annuity and variable life insurance products. They are not the same retail mutual funds as those offered outside of a variable annuity or variable life insurance product, although the investment practices and fund names may be similar, and the portfolio managers may be identical. Accordingly, the performance of the retail mutual fund is likely to be different from that of the underlying fund, and contract owners should not compare the two.

You will find detailed information about the funds and their inherent risks in the current fund prospectuses for the underlying funds that must accompany this prospectus. Since each option has varying degrees of risk, please read the prospectuses carefully before investing. There is no assurance that any of the underlying funds will meet its investment objectives. Contact your registered representative or call 1-800-842-9368 to request additional copies of the prospectuses.

If any of the underlying funds become unavailable for allocating purchase payments, or if we believe that further investment in an underlying fund is inappropriate for the purposes of the Contract, we may substitute another funding option. However, we will not make any substitutions without notifying you and obtaining any state and SEC approval, if necessary. From time to time we may make new funding options available.

The current variable funding options are listed below, along with their investment advisers and any subadviser:

Funding Option	Investment Objective	Investment Adviser/Subadviser
Capital Appreciation Fund	Seeks growth of capital through the use of common stocks. Income is not an objective. The Fund invests principally in common stocks of small to large companies which are expected to experience wide fluctuations in price both in rising and declining markets.	Travelers Asset Management International Company LLC (“TAMIC”) Subadviser: Janus Capital Corp.
Money Market Portfolio	Seeks high current income from short-term money market instruments while preserving capital and maintaining a high degree of liquidity.	Travelers Asset Management International Corporation
AIM Variable Insurance Funds
AIM V.I. Premier Equity Fund	Seeks to achieve long-term growth of capital by investing primarily in equity securities of undervalued companies. Income is a secondary objective.	AIM Advisers, Inc.
Alliance Variable Product Series Fund, Inc.
Premier Growth Portfolio — Class B	Seeks long-term growth of capital by investing primarily in equity securities of a limited number of large, carefully selected, high quality U.S. companies that are judged likely to achieve superior earning momentum.	Alliance Capital Management
Credit Suisse Trust
Credit Suisse Emerging Markets Portfolio	Seeks long-term growth of capital by investing in equity securities of companies located in or conducting a majority of their business in emerging markets.	Credit Suisse Asset Management, LLC
Delaware VIP Trust
VIT REIT Series — Standard Class	Seeks to achieve maximum long-term total return with capital appreciation as a secondary objective. Under normal circumstances, the Series will invest at least 80% of its net assets in investments of real estate investment trusts (REITS).	Delaware Management Company, Inc.

15

Funding Option	Investment Objective	Investment Adviser/Subadviser
Dreyfus Variable Investment Fund
Appreciation Portfolio — Initial Shares	Seeks primarily to provide long-term capital growth consistent with the preservation of capital; current income is a secondary investment objective. The portfolio invests primarily in the common stocks of domestic and foreign issuers.	The Dreyfus Corporation Subadviser: Fayez Sarofim & Co.
Small Cap Portfolio — Initial Shares	Seeks to maximize capital appreciation by investing at least 80% of its assets in the stocks of small-cap companies. Small-cap companies are defined as those with market capitalizations of less than $2 billion at the time of purchase.	The Dreyfus Corporation
Franklin Templeton Variable Insurance Products Trust
Mutual Shares Securities Fund — Class 2	Seeks capital appreciation. Its secondary goal is income. Under normal market conditions, the Fund will invest at least 65% of its total assets in equity securities of companies that the manager believes are available at market prices less than their value based on certain recognized or objective criteria.	Franklin Mutual Advisers, LLC
Templeton Growth Securities Fund — Class 2	Seeks long-term capital growth. Under normal market conditions, the Fund will invest at least 65% of its total assets in the equity securities companies located anywhere in the world, including those in the U.S. and emerging markets.	Templeton Global Advisors Limited, Inc.
Greenwich Street Series Fund
Emerging Growth Portfolio	Seeks capital appreciation by investing primarily in common stocks of emerging companies, without regard to market capitalization.	Salomon Brothers Asset Management Inc. (“SBAM”)
Equity Index Portfolio — Class II Shares	Seeks investment results that, before expenses, correspond to the price and yield performance of the S&P 500 Index, with comparable economic sector weightings, market capitalization and liquidity.	Travelers Investment Management Co. (“TIMCO”)
Growth and Income Portfolio	Seeks income and long-term capital growth by investing in the equity securities of companies with consistent dividend-paying histories, the capacity to raise dividends in the future, and the potential for capital appreciation.	SBAM
Janus Aspen Series
Balanced Portfolio — Service Shares	Seeks long-term capital growth, consistent with preservation of capital and balanced by current income.	Janus Capital
Global Life Sciences Portfolio — Service Shares	Seeks long-term capital growth by investing primarily in equity securities of U.S. and foreign companies, normally investing at least 65% of its total assets in companies with a life science orientation.	Janus Capital
Global Technology Portfolio — Service Shares	Seeks long-term capital growth by investing primarily in equity securities of U.S. and foreign companies, normally investing at least 65% of its total assets in companies likely to benefit significantly from advances in technology.	Janus Capital
Worldwide Growth Portfolio — Service Shares	Seeks growth of capital in a manner consistent with preservation of capital by investing primarily in common stocks of companies of any size throughout the world.	Janus Capital

16

Funding Option	Investment Objective	Investment Adviser/Subadviser
PIMCO Variable Insurance Trust
Total Return Portfolio — Administrative Class	Seeks maximum total return, consistent with preservation of capital and prudent investment management, by investing under normal circumstances at least 65% of its assets in a diversified portfolio of Fixed Income instruments of varying maturities.	Pacific Investment Management Company LLC
Putnam Variable Trust
Putnam VT International Growth Fund — Class IB Shares	Seeks capital appreciation. The fund seeks its goal by investing mainly in common stocks of companies outside the United States.	Putnam Investment Management, Inc. (“Putnam”)
Putnam VT Small Cap Value Fund — Class IB Shares	Seeks capital appreciation. The fund seeks its goal by investing at least 80% of its net assets in small companies of a size similar to those in the Russell 2000 Value Index.	Putnam
Putnam VT Voyager II Fund — Class IB Shares	Seeks long-term growth of capital appreciation. The fund seeks its goal by investing mainly in common stocks of U.S. companies with a focus on growth stocks.	Putnam
Salomon Brothers Variable Series Fund, Inc.
Capital Fund	Seeks capital appreciation, primarily through investments in common stocks which are believed to have above-average price appreciation potential and which may involve above average risk.	Salomon Brothers Asset Management (“SBAM”)
Investors Fund	Seeks long-term growth of capital, and, secondarily, current income, through investments in common stocks of well-known companies.	SBAM
Large Cap Growth Fund	Seeks long-term growth of capital by investing primarily in equity securities of companies with total market capitalizations of $5 billion or more at the time of investment.	SBAM
Small Cap Growth Fund	Seeks long-term growth of capital by investing under normal circumstances at least 80% of its assets in equity securities of companies with market capitalizations similar to that of companies included in the Russell 2000 Growth Index.	SBAM
The Travelers Series Trust
Convertible Securities Portfolio	Seeks current income and capital appreciation by investing in convertible bond securities and in combinations of nonconvertible fixed-income securities and warrants or call options that together resemble convertible securities.	Travelers Asset Management International Corporation (“TAMIC”)
Disciplined Mid Cap Stock Portfolio	Seeks growth of capital by investing primarily in a broadly diversified portfolio of U.S. common stocks.	TAMIC Subadviser: Travelers Investment Management Company (“TIMCO”)
Equity Income Portfolio	Seeks reasonable income by investing at least 80% in equity securities. The Fund normally invests primarily in income producing equities. The balance may be invested in all types of domestic and foreign securities, including bonds. The Subadviser also considers the potential for capital appreciation.	TAMIC Subadviser: Fidelity Management & Research Co (“FMR”)

17

Funding Option	Investment Objective	Investment Adviser/Subadviser
Federated High Yield Portfolio	Seeks high current income by investing primarily in a professionally managed, diversified portfolio of fixed income securities.	TAMIC Subadviser: Federated Investment Counseling, Inc.
Federated Stock Portfolio	Seeks growth of income and capital by investing principally in a professionally managed and diversified portfolio of common stock of high-quality companies (i.e., leaders in their industries and characterized by sound management and the ability to finance expected growth).	TAMIC Subadviser: Federated Investment Counseling, Inc.
Large Cap Portfolio	Seeks long-term growth of capital by investing primarily in equity securities of companies with large market capitalizations.	TAMIC Subadviser: FMR
Lazard International Stock Portfolio	Seeks capital appreciation by investing primarily in the equity securities of non-United States companies (i.e., incorporated or organized outside the United States).	TAMIC Subadviser: Lazard Asset Management
MFS Emerging Growth Portfolio	Seeks to provide long-term growth of capital. Dividend and interest income from portfolio securities, if any, is incidental to the MFS Portfolio’s investment objective.	TAMIC Subadviser: Massachusetts Financial Services (“MFS”)
MFS Mid Cap Growth Portfolio	Seeks to obtain long-term growth of capital by investing, under normal market conditions, at least 80% of its assets in equity securities of companies with medium market capitalization which the investment adviser believes have above-average growth potential.	TAMIC Subadviser: MFS
MFS Research Portfolio	Seeks to provide long-term growth of capital and future income.	TAMIC Subadviser: MFS
Travelers Quality Bond Portfolio	Seeks current income, moderate capital volatility and total return.	TAMIC
Travelers Series Fund Inc.
AIM Capital Appreciation Portfolio	Seeks capital appreciation.	Travelers Investment Adviser (“TIA”) Subadviser: AIM Capital Management Inc.
Alliance Growth Portfolio	Seeks long-term growth of capital.	TIA Subadviser: Alliance Capital Management L.P.
MFS Total Return Portfolio	(a balanced portfolio) Seeks to obtain above-average income (compared to a portfolio entirely invested in equity securities) consistent with the prudent employment of capital, and secondarily to provide a reasonable opportunity for growth of capital and income.	TIA Subadviser: MFS
Putnam Diversified Income Portfolio†	High current income consistent with the preservation of capital.	TIA Subadviser: Putnam Investment Management Inc.
Van Kampen Life Investment Trust
Comstock Portfolio Class II Shares	Seeks capital growth and income through investments in equity securities, including common stocks and securities convertible into common and preferred stocks.	Van Kampen Asset Management, Inc. (“VKAM”)

Enterprise Portfolio Class II Shares	Seeks capital appreciation through investments believed by the Adviser to have above-average potential for capital appreciation.	VKAM
Variable Insurance Products Fund II

18

Funding Option	Investment Objective	Investment Adviser/Subadviser
Contrafund® Portfolio — Service Class 2	Seeks long-term capital appreciation by investing primarily in common stocks of companies whose value the adviser believes is not fully recognized by the public.	FMR
Variable Insurance Products III
Dynamic Capital Appreciation Portfolio — Service Class 2	Seeks capital appreciation by investing primarily in common stocks of both domestic and foreign issuers.	FMR
Mid Cap Portfolio — Service Class 2	Seeks long-term growth of capital and income by investing primarily in income-producing equity securities, including common stocks and convertible securities.	FMR

______________

  †   Closed to new investors.

19

FIXED ACCOUNT

We offer our Fixed Account as a funding option. Please see Appendix C for more information.

CHARGES AND DEDUCTIONS

General

We deduct the charges described below. The charges are for the service and benefits we provide, costs and expenses we incur, and risks we assume under the Contracts. Services and benefits we provide include:

    the ability for you to make withdrawals and surrenders under the Contracts;
    the death benefit paid on the death of the contract owner, annuitant, or first of the joint owners;
    the available funding options and related programs (including dollar-cost averaging, portfolio rebalancing, and systematic withdrawal programs);
    administration of the annuity options available under the Contracts; and
    the distribution of various reports to contract owners.

Costs and expenses we incur include:

    losses associated with various overhead and other expenses associated with providing the services and benefits provided by the Contracts;
    sales and marketing expenses including commission payments to your sales agent; and
    other costs of doing business.

Risks we assume include:

    that annuitants may live longer than estimated when the annuity factors under the Contracts were established;
    that the amount of the death benefit will be greater than the contract value; and
    that the costs of providing the services and benefits under the Contracts will exceed the charges deducted.

We may also deduct a charge for taxes.

Unless otherwise specified, charges are deducted proportionately from all funding options in which you are invested.

We may reduce or eliminate the withdrawal charge, the administrative charges and/or the mortality and expense risk charge under the Contract when certain sales or administration of the Contract result in savings or reduced expenses and/or risks. For certain trusts, we may change the order in which purchase payments and earnings are withdrawn in order to determine the withdrawal charge. We will not reduce or eliminate the withdrawal charge or the administrative charge where such reduction or elimination would be unfairly discriminatory to any person.

The amount of a charge may not necessarily correspond to the costs associated with providing the services or benefits indicated by the designated charge. For example, the withdrawal charge we collect may not fully cover all of the sales and distribution expenses we actually incur. The amount of any fee or charge is not impacted by an outstanding loan. We may also profit on one or more of the charges. We may use any such profits for any corporate purpose, including the payment of sales expenses.

20

Withdrawal Charge

We do not deduct a sales charge from purchase payments when they are made to the Contract. However, a withdrawal charge will apply if purchase payments are withdrawn before they have been in the Contract for seven years. We will assess the charge as a percentage of the purchase payment withdrawn as follows:

Years Since Purchase Payment Made	Withdrawal Charge
0-1	6%
2	6%
3	5%
4	5%
5	4%
6	3%
7	2%
8 or more	0%

For purposes of the withdrawal charge calculation, withdrawals are deemed to be taken first from:

(a)	any purchase payment to which no withdrawal charge applies then;

(b)	any remaining free withdrawal allowance (as described below) (after being reduced by (a)), then;

(c)	any remaining purchase payment to which a withdrawal charge applies (on a first-in, first-out basis), then;

(d)	any Contract earnings.

Unless you instruct us otherwise, we will deduct the withdrawal charge from the amount requested.

We will not deduct a withdrawal charge if purchase payments are distributed:

    due to the death of the contract owner or the annuitant (with no contingent annuitant surviving)
    if an annuity payout has begun
    if an income option of at least five year’s duration is begun after the first contract year.

Free Withdrawal Allowance

Beginning in the second contract year, you may withdraw up to 10% of the contract value annually . We calculate the available withdrawal amount as of the end of the previous contract year. The free withdrawal provision applies to partial withdrawals only.

Administrative Charges

There are two administrative charges: the $30 annual contract administrative charge and the administrative expense charge. We will deduct the annual contract administrative charge on the fourth Friday of each August. This charge compensates us for expenses incurred in establishing and maintaining the Contract and we will prorate this charge (i.e. calculate) from the date of purchase. We will also prorate this charge if you surrender your Contract, or if we terminate your Contract. We will not deduct a contract administrative charge from the Fixed Account or:

             (1)   from the distribution of death proceeds;

             (2)   after an annuity payout has begun; or

             (3)   if the contract value on the date of assessment equals or is greater than $40,000.

We deduct the administrative expense charge (sometimes called “sub-account administrative charge”) on each business day from amounts allocated to the variable funding options to compensate the Company for certain related administrative and operating expenses. The charge equals, on an annual basis, 0.15% of the daily net

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asset value allocated to each of the variable funding options, and is reflected in our accumulation and annuity unit value calculations.

Mortality and Expense Risk Charge

Each business day, we deduct a mortality and expense risk (“M&E”) charge from amounts we hold in the variable funding options. We reflect the deduction in our calculation of accumulation and annuity unit values. The charges stated are the maximum for this product, and is equal to 1.25% annually. We reserve the right to lower this charge at any time. This charge compensates the Company for risks assumed, benefits provided and expenses incurred, including the payment of commissions to your sales agent.

Variable Liquidity Benefit Charge

If the Variable Liquidity Benefit is selected, there is a maximum surrender charge of 6% of the amounts withdrawn. Please refer to “The Annuity Period” for a description of this benefit.

E.S.P. Charge

If the E.S.P. option is selected, a charge is deducted each business day from amounts held in the variable funding options. The charge equals, on an annual basis, 0.20% of the amounts held in each funding option.

Variable Funding Option Expenses

We summarized the charges and expenses of the underlying funds in the fee table. Please review the prospectus for each underlying fund for a more complete description of that fund and its expenses.

Premium Tax

Certain state and local governments charge premium taxes ranging from 0% to 5%, depending upon jurisdiction. We are responsible for paying these taxes and will determine the method used to recover premium tax expenses incurred. We will deduct any applicable premium taxes from your contract value either upon death, surrender, annuitization, or at the time you make purchase payments to the Contract, but no earlier than when we have a tax liability under state law.

Changes in Taxes Based upon Premium or Value

If there is any change in a law assessing taxes against the Company based upon premiums, contract gains or value of the Contract, we reserve the right to charge you proportionately for this tax.

TRANSFERS

Up to 30 days before the maturity date, you may transfer all or part of the contract value between variable funding options. Please note that the contract is not designed to serve as a vehicle for frequent trading in response to short-term fluctuations in the stock market. Therefore, all transfers are subject to the following restrictions:

1.	Excessive Transfers. We reserve the right to restrict transfers if we determine you are engaging in a pattern of transfers that may disadvantage contract owners. In making this determination, we will consider, among other things, the following factors:

    the total dollar amount being transferred;
    the number of transfers you made within the previous three months;
    whether your transfers follow a pattern designed to take advantage of short term market fluctuations; and
    whether your transfers are part of a group of transfers made by a third party on behalf of the individual contract owners in the group.
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2.	Market Timers. We reserve the right to restrict transfers by any market timing firm or any other third party authorized to initiate transfers on behalf of multiple contract owners. We may, among other things:

    reject the transfer instructions of any agent acting under a power of attorney on behalf of more than one owner, or reject the transfer or exchange instructions of individual owners who have executed pre-authorized transfer forms which are submitted by market timing firms or other third parties on behalf of more than one owner.

Future Modifications. We will continue to monitor the transfer activity occurring among the variable funding options, and may modify these transfer restrictions at any time if we deem it necessary to protect the interest of all contract owners. These modifications may include curtailing or eliminating, without notice, the ability to use the Internet, facsimile or telephone in making transfers.

If, in our sole discretion, we determine you are engaging in activity as described above or similar activity which will potentially hurt the rights or interests of contract owners, we will exercise our contractual right to restrict your number of transfers to one every six months. None of these restrictions are applicable to transfers made under a Dollar Cost Averaging Program or a rebalancing program.

We will make transfers at the value(s) next determined after we receive your request in good order at our Home Office. After the maturity date, you may make transfers only if allowed by your contract or with our consent. These restrictions are subject to any state law requirements.

Dollar Cost Averaging

Dollar cost averaging or the pre-authorized transfer program (the "DCA Program") allows you to transfer a set dollar amount to other funding options on a monthly or quarterly basis during the accumulation phase of the Contract. Using this method, you will purchase more accumulation units in a funding option if the value per unit is low and will purchase fewer accumulation units if the value per unit is high. Therefore, you may achieve a lower-than-average cost per unit in the long run if you have the financial ability to continue the program over a long enough period of time. Dollar cost averaging does not assure a profit or protect against a loss.

You may elect the DCA Program through written request or other method acceptable to us. You must have a minimum total contract value of $5,000 to enroll in the DCA Program. The minimum amount that may be transferred through this program is $400.

You may establish pre-authorized transfers of contract values from the Fixed Account, subject to certain restrictions. Under the DCA Program, automated transfers from the Fixed Account may not deplete your Fixed Account Value in less than twelve months from your enrollment in the DCA Program.

In addition to the DCA Program, within the Fixed Account, we may credit increased interest rates to contract owners under an administrative Special DCA Program established at our discretion, depending on availability and state law. Under this program, the contract owner may pre-authorize level transfers to any of the funding options under either a 6 Month, 12 Month or 24 Month Program. The Programs will generally have different credited interest rates. Under each Program, the interest rate can accrue up to the applicable number of months on the remaining amounts in the Special DCA Program and we must transfer all purchase payments and accrued interest on a level basis to the selected funding options in the applicable time period. For example, under the 12 Month Program, the interest rate can accrue up to 12 months on the remaining amounts in the Special DCA Program and we must transfer all purchase payments and accrued interest in this Program on a level basis to the selected funding options in 12 months.

The pre-authorized transfers will begin after the initial Program purchase payment and complete enrollment instructions are received by the Company. If we do not receive complete Program enrollment instructions within 15 days of receipt of the initial Program purchase payment, the entire balance in the Program will be credited with the non-Program interest rate then in effect for the Fixed Account.

You may start or stop participation in the DCA Program at any time, but you must give the Company at least 30 days' notice to change any automated transfer instructions that are currently in place. If you stop the Special

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DCA Program and elect to remain in the Fixed Account, we will credit your contract value for the remainder of 6 or 12 months with the interest rate for non-Program funds.

You may only have one DCA Program or Special DCA Program in place at one time. We will allocate any subsequent purchase payments we receive within the Program period selected to the current funding options over the remainder of that Program transfer period, unless you direct otherwise.

All provisions and terms of the Contract apply to the DCA and Special DCA Programs, including provisions relating to the transfer of money between funding options. Transfers made under any DCA Program will not be counted for purposes of restrictions we may impose on the number of transfers permitted under the Contract. We reserve the right to suspend or modify transfer privileges at any time and to assess a processing fee for this service.

ACCESS TO YOUR MONEY

Any time before the maturity date, you may redeem all or any portion of the cash surrender value, that is, the contract value less any withdrawal charge, outstanding loans, and any premium tax not previously deducted. Unless you submit a written request specifying the fixed or variable funding option(s) from which we are to withdraw amounts, we will make the withdrawal on a pro rata basis. We will determine the cash surrender value as of the close of business after we receive your surrender request at our Home Office. The cash surrender value may be more or less than the purchase payments you made. You may not make withdrawals during the annuity period.

For amounts allocated to the variable funding options, we may defer payment of any cash surrender value for a period of up to five business days after the written request is received. For amounts allocated to the fixed account, we may defer payment of any cash surrender value for a period up to six months. In either case, it is our intent to pay as soon as possible. We cannot process requests for withdrawals that are not in good order. We will contact you if there is a deficiency causing a delay and will advise what is needed to act upon the withdrawal request.

Systematic Withdrawals

Before the maturity date, you may choose to withdraw a specified dollar amount (at least $100) on a monthly, quarterly, semiannual or annual basis. We will deduct any applicable premium taxes and withdrawal charge. To elect systematic withdrawals, you must have a contract value of at least $15,000 and you must make the election on the form we provide. We will surrender accumulation units pro rata from all funding options in which you have an interest, unless you instruct us otherwise. You may begin or discontinue systematic withdrawals at any time by notifying us in writing, but you must give at least 30 days' notice to change any systematic withdrawal instructions that are currently in place.

We reserve the right to discontinue offering systematic withdrawals or to assess a processing fee for this service upon 30 days' written notice to contract owners (where allowed by state law).

Each systematic withdrawal is subject to federal income taxes on the taxable portion. In addition, a 10% federal penalty tax may be assessed on systematic withdrawals if the contract owner is under age 59 1/2. You should consult with your tax adviser regarding the tax consequences of systematic withdrawals.

Loans

Loans may be available under your Contract. Loans may only be taken against funds allocated or transferred to the Fixed Account. If available, all loan provisions are described in your Contract or loan agreement.

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OWNERSHIP PROVISIONS

Types of Ownership

Contract Owner

Contract Owner (you). The Contract belongs to the contract owner named in the Contract (on the Specifications page), or to any other person to whom you subsequently assign the Contract. You may only make an assignment of ownership or a collateral assignment for nonqualified Contracts. You have sole power during the annuitant’s lifetime to exercise any rights and to receive all benefits given in the Contract provided you have not named an irrevocable beneficiary and provided you have not assigned the Contract.

You receive all payments while the annuitant is alive unless you direct them to an alternate recipient. An alternate recipient does not become the contract owner.

If this Contract is purchased by a beneficiary of another contract who directly transferred the death proceeds due under that contract, he/she will be granted the same rights the owner has under the Contract except that he/she cannot transfer ownership, take a loan or make additional purchase payments.

Joint Owner. For nonqualified Contracts only, you may name joint owners (e.g., spouses) in a written request before the Contract is in effect. Joint owners may independently exercise transfers allowed under the Contract. All other rights of ownership must be exercised by both owners. Joint owners own equal shares of any benefits accruing or payments made to them.

Beneficiary

You name the beneficiary in a written request. The beneficiary has the right to receive any death benefit proceeds remaining under the Contract upon the death of the annuitant or the contract owner. If more than one beneficiary survives the annuitant or contract owner, they will share equally in benefits unless you recorded different shares with the Company by written request before the death of the annuitant or contract owner. In the case of a non-spousal beneficiary or a spousal beneficiary who has not chosen to assume the Contract, we will not transfer or otherwise remove the death benefit proceeds from either the variable funding options or the Fixed Account, as most recently elected by the contract owner, until the death report date.

Unless you have named an irrevocable beneficiary you have the right to change any beneficiary by written request during the lifetime of the annuitant and while the Contract continues.

Annuitant

The annuitant is designated in the Contract (on the Specifications page), and is the individual on whose life the maturity date and the amount of the monthly annuity payments depend. You may not change the annuitant after your Contract is in effect.

Contingent Annuitant

You may name one individual as a contingent annuitant. A contingent annuitant may not be changed, deleted or added to the Contract after the contract date. If the annuitant who is not the owner dies prior to the maturity date, and the contingent annuitant is still living:

    the death benefit will not be payable upon the annuitant's death;
    the contingent annuitant becomes the annuitant; and
    all other rights and benefits will continue in effect.

When a contingent annuitant becomes the annuitant, the maturity date remains the same as previously in effect.

If the annuitant is also the owner, a death benefit is paid to the beneficiary regardless of whether or not there is a contingent annuitant.

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DEATH BENEFIT

Before the maturity date, generally, a death benefit is payable when either the annuitant or a contract owner dies. We calculate the death benefit at the close of the business day on which our Home Office receives (1)due proof of death and (2) written payment instructions or election of spousal contract continuance or beneficiary contract continuance (“death report date”).

We must be notified of the annuitant’s death no later than six months from the date of death in order to pay the death proceeds as described under “Death Proceeds Before the Maturity Date.” If we are notified more than six months after the death, we will pay death proceeds equal to the contract value on the death report date, less any applicable premium tax and outstanding loans.

Death Proceeds Before the Maturity Date

If the annuitant or an owner is younger than age 80 on the contract date: We will pay to the beneficiary a death benefit in an amount equal to the greatest of (1), (2) or (3) below, each reduced by any applicable premium tax, withdrawals or outstanding loans:

             (1)   the contract value;

             (2)   the total purchase payments made under the Contract; or

             (3)   the step-up value (if any, as described below).

Step-Up Value. The step-up value will initially equal the contract value on the first anniversary. When you make an additional purchase payment, we will increase the step-up value by the amount of that purchase payment. When you make a withdrawal, we will reduce the step-up value by a partial surrender reduction as described below. On each Contract anniversary before the annuitant’s 80th birthday and before the annuitant’s death, if the contract value is greater than the step-up value, we will reset the step-up value to equal that greater amount. We will not reduce the step-up value on these anniversary recalculations (provided no withdrawals or surrenders are made on that day). The only changes we will make to the step-up value on or after the annuitant’s 80th birthday will be those related to additional purchase payments or withdrawals.

Partial Surrender Reduction. If you make a withdrawal, we will reduce the step-up value by a partial surrender reduction which equals (1) the step-up value prior to the withdrawal, multiplied by (2) the amount of the withdrawal, divided by (3) the contract value before the withdrawal.

For example, assume your current contract value is $55,000. If your current step-up value is $50,000, and you decide to make a withdrawal of $10,000, we would reduce the step-up value as follows:

             50,000 x (10,000/55,000) = 9,090

Your new step-up value would be 50,000-9,090, or $40,910.

The following example shows what would happen in a declining market. Assume your current contract value is $30,000. If your current step-up value is $50,000, and you decide to make a withdrawal of $10,000, we would reduce the step-up value as follows:

             50,000 x (10,000/30,000) = 16,666

Your new step-up value would be 50,000-16,666, or $33,334.

Enhanced Stepped-Up Provision ("E.S.P."). (This provision is not available to a customer when either the annuitant or owner is age 76 or older on the rider effective date.)

The rider effective date is the date the rider is attached to and made a part of the Contract. If you have selected the E.S.P., the total death benefit as of the death report date will equal the death benefit described above plus the greater of zero or the following amount:

If the annuitant is younger than age 70 on the rider effective date, 40% of the lesser of: (1) 200% of the modified purchase payments excluding purchase payments that are both received after the first rider effective date anniversary and within 12 months of the death report date, or (2) your contract value minus the modified purchase payments, calculated as of the death report date; or

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If the annuitant is between the ages of 70 and 75 on the rider effective date, 25% of the lesser of: (1) 200% of the modified purchase payments excluding purchase payments that are both received after the first rider effective date anniversary and within 12 months of the death report date, or (2) your contract value minus the modified purchase payments, calculated as of the death report date.

The initial modified purchase payment is equal to the contract value as of the rider effective date. Whenever a purchase payment is made after the rider effective date, the modified purchase payment(s) are increased by the amount of the purchase payment. Whenever a partial surrender is taken after the rider effective date, the modified purchase payment(s) are reduced by a partial surrender reduction as described below.

The partial surrender reduction is equal to: (1) the modified purchase payment(s) in effect immediately prior to the reduction for the partial surrender, multiplied by (2) the amount of the partial surrender divided by (3) the contract value immediately prior to the partial surrender.

For example, assume your current modified purchase payment is $50,000 and that your current contract value is $55,000. You decide to make a withdrawal of $10,000. We would reduce the modified purchase payment as follows:

             50,000 X (10,000/55,000) = 9,090

You new modified purchase payment would be $50,000 - $9,090 = 40,910

The following example shows what would happen in a declining market. Assume your current contract value is $30,000. If your current modified purchase payment is $50,000 and you decide to make a withdrawal of $10,000, we would reduce the modified purchase payment as follows:

             50,000 X (10,000/30,000) = 16,666

Your new modified purchase payment would be 50,000 - 16,666 = $33,334

If the annuitant or an owner is age 80 or older on the contract date: We will pay to the beneficiary a death benefit in an amount equal to the greater of (1) or (2) below, each reduced by any applicable premium tax, withdrawals or outstanding loans not previously deducted:

             (1)   the contract value; or

             (2)   the total purchase payments made under the Contract.

Payment of Proceeds

We describe the process of paying death benefit proceeds before the maturity date in the charts below. The charts do not encompass every situation and are merely intended as a general guide. More detailed information is provided in your Contract. Generally, the person(s) receiving the benefit may request that the proceeds be paid in a lump sum, or be applied to one of the settlement options available under the Contract.

Nonqualified Contracts

Before the Maturity Date, upon the Death of the	The Company Will Pay the Proceeds to:	unless. . .	Mandatory Payout Rules Apply*
Owner (who is not the annuitant) (with no joint owner)	The beneficiary (ies), or if none, to the contract owner’s estate.	Unless, the beneficiary elects to continue the contract rather than receive the distribution.	Yes

Owner (who is the annuitant) (with no joint owner)	The beneficiary (ies), or if none, to the contract owner’s estate.	Unless, the beneficiary elects to continue the contract rather than receive the distribution.	Yes

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Before the Maturity Date, upon the Death of the	The Company Will Pay the Proceeds to:	unless. . .	Mandatory Payout Rules Apply*
Non-Spousal Joint Owner (who is not the annuitant)	The surviving joint owner.	Unless, the beneficiary elects to continue the contract rather than receive the distribution.	Yes

Non-Spousal Joint Owner (who is the annuitant)	The beneficiary(ies), or if none, to the surviving joint owner.	Unless the beneficiary elects to continue the Contract rather than receive the distribution.	Yes

Spousal Joint Owner (who is not the annuitant)	The surviving joint owner.	Unless the spouse elects to continue the Contract.	Yes

Spousal Joint Owner (who is the annuitant)	The beneficiary (ies) or, if none, to the surviving joint owner.	Unless the spouse elects to continue the Contract.

		A spouse who is not the beneficiary may decline to receive the proceeds and instruct the Company to pay the beneficiary who may elect to continue the Contract.	Yes

Annuitant (who is not the contract owner)	The beneficiary (ies), or if none, to the contract owner.	Unless, where there is no contingent annuitant, the beneficiary elects to continue the contract rather than receive the distribution.

		Or, unless there is a contingent annuitant. Then, the contingent annuitant becomes the annuitant and the contract continues in effect (generally using the original maturity date). The proceeds will then be paid upon the death of the contingent annuitant or owner.	Yes

Annuitant (who is the contract owner)	See death of “owner who is the annuitant” above.		Yes

Annuitant (where owner is a nonnatural person/trust)	The beneficiary (ies) (e.g. the trust) or if none, to the owner.		Yes (Death of annuitant is treated as death of the owner in these circumstances.)

Beneficiary	No death proceeds are payable; contract continues.		N/A

Contingent Beneficiary	No death proceeds are payable; contract continues.		N/A

______________

*	Certain payout rules of the Internal Revenue Code (IRC) are triggered upon the death of any Owner. Non-spousal beneficiaries (as well as spousal beneficiaries who choose not to assume the Contract) must begin taking distributions based on the beneficiary’s life expectancy within one year of death or take a complete distribution of Contract proceeds within 5 years of death. If mandatory distributions have begun, the 5 year payout option is not available.

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Spousal Contract Continuance (Subject to Availability - Does Not Apply if a Non-Spouse is a Joint Owner)

Within one year of your death, if your spouse is named as an owner and/or beneficiary, and you die before the maturity date, your spouse may elect to continue the Contract as owner rather than have the death benefit paid to the beneficiary. If you were the annuitant and your spouse elects to continue the Contract, your spouse will be named the annuitant as of the death report date.

If your spouse elects to continue the Contract as contract owner, the death benefit will be calculated as of the death report date. If the contract value is less than the calculated death benefit, the contract value will be increased to equal the death benefit. This amount is referred to as the adjusted contract value. Any difference between the contract value and the adjusted contract value will be allocated to the funding options in the same proportion as the allocations of the Contract prior to the death report date.

Any premium paid before the death report date is no longer subject to a withdrawal charge if your spouse elects to continue the Contract. Purchase payments made to the Contract after the death report date will be subject to the withdrawal charge. All other Contract fees and charges applicable to the original Contract will also apply to the continued Contract. All other benefits and features of your Contract will be based on your spouse’s age on the death report date as if your spouse had purchased the Contract with the adjusted contract value on the death report date. This spousal contract continuance is available only once for each Contract.

Qualified Contracts

Before the Maturity Date, Upon the Death of the	The Company Will Pay the Proceeds to:	unless. . .	Mandatory Payout Rules Apply*
Owner / Annuitant	The beneficiary (ies), or if none, to the contract owner’s estate.	Unless the beneficiary elects to continue the Contract rather than receive a distribution.	Yes

Beneficiary	No death proceeds are payable; contract continues.		N/A

Contingent Beneficiary	No death proceeds are payable; contract continues.		N/A

Beneficiary Contract Continuance (Not permitted for non-natural beneficiaries)

If you die before the maturity date, and if the value of any beneficiary’s portion of the death benefit is between $20,000 and $1,000,000 as of the death report date, (more than $1,000,000 is subject to home office approval), your beneficiary(s) may elect to continue his/her portion of the Contract subject to applicable Internal Revenue Code distribution requirements, rather than receive the death benefit in a lump sum.

If your beneficiary elects to continue the Contract, the death benefit will be calculated as of the death report date. The initial contract value of the continued contract (the “adjusted contract value”) will equal the greater of the contract value or the death benefit calculated on the death report date and will be allocated to the funding options in the same proportion as prior to the death report date.

The beneficiary who continues the Contract will be granted the same rights as the owner under the original Contract, except the beneficiary cannot:

    transfer ownership;
    take a loan; or
    make additional purchase payments.
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The beneficiary may also name his/her own beneficiary (“succeeding beneficiary”) and has the right to take withdrawals at any time after the death report date without a withdrawal charge. All other fees and charges applicable to the original contract will also apply to the continued contract. The E.S.P. option is not available to a beneficiary who has continued the Contract under this provision. All benefits and features of the continued contract will be based on the beneficiary’s age on the death report date as if the beneficiary had purchased the Contract with the adjusted contract value on the death report date.

Planned Death Benefit

You may request that rather than receive a lump-sum death benefit, the beneficiary(ies) receive all or a portion of the death benefit proceeds either:

    through an annuity for life or a period that does not exceed the beneficiary’s life expectancy; or
    under the terms of the Beneficiary Continuance provision described above. If the Beneficiary Continuance provision is selected, no surrenders will be allowed other than payments meant to satisfy minimum distribution amounts or systematic withdrawal amounts, if greater.

You must make the planned death benefit request as well as any revocation of this request in writing. Upon your death, your beneficiary(s) cannot revoke or modify this request. If the death benefit at the time we receive due proof of death is less than $2,000, we will only pay a lump sum to the beneficiary. If periodic payments due under the planned death benefit election are less than $100, we reserve the right to make annuity payments at less frequent intervals, resulting in a payment of at least $100 per year. If no beneficiary is alive when death benefits become payable, we will pay the death benefit as provided in your Contract.

Death Proceeds after the Maturity Date

If any contract owner or the annuitant dies on or after the maturity date, the Company will pay the beneficiary a death benefit consisting of any benefit remaining under the annuity or income option then in effect.

THE ANNUITY PERIOD

Maturity Date

Under the Contract, you can receive regular payments (annuity payments). You can choose the month and the year in which those payments begin (maturity date). You can also choose among income payouts (annuity or income options) or elect a lump sum distribution. While the annuitant is alive, you can change your selection any time up to the maturity date. Annuity or income payments will begin on the maturity date stated in the Contract unless (1) you fully surrendered the Contract; (2) we paid the proceeds to the beneficiary before that date; or (3) you elected another date. Annuity payments are a series of periodic payments (a) for life; (b) for life with either a minimum number of payments or a specific amount assured; or (c) for the joint lifetime of the annuitant and another person, and thereafter during the lifetime of the survivor. Income payments are for a fixed period or amount. We may require proof that the annuitant is alive before we make annuity payments. Not all options may be available in all states.

You may choose to annuitize at any time after you purchase your Contract. Unless you elect otherwise, the maturity date will be the annuitant’s 70th birthday for qualified Contracts and the annuitant’s 75th birthday for nonqualified Contracts or ten years after the effective date of the Contract, if later.

At least 30 days before the original maturity date, you may elect to extend the maturity date to any time prior to the annuitant’s 85th birthday for nonqualified Contracts or, for qualified Contracts, to a later date with our consent. You may use certain annuity options taken at the maturity date to meet the minimum required distribution requirements of federal tax law, or you may use a program of withdrawals instead. These mandatory distribution requirements take effect generally upon the death of the contract owner, or with certain qualified Contracts upon either the later of the contract owner’s attainment of age 70 1/2 or year of retirement; or the death of the contract owner. You should seek independent tax advice regarding the election of minimum required distributions.

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Allocation of Annuity

You may elect to receive your annuity payments in the form of a variable annuity, a fixed annuity, or a combination of both. If, at the time annuity payments begin, you have not made an election, we will apply your cash surrender value to provide an annuity funded by the same funding options as you have selected during the accumulation period. At least 30 days before the maturity date, you may transfer the contract value among the funding options in order to change the basis on which we will determine annuity payments. (See “Transfers.”)

Variable Annuity

You may choose an annuity payout that fluctuates depending on the investment experience of the variable funding options. We determine the number of annuity units credited to the Contract by dividing the first monthly annuity payment attributable to each variable funding option by the corresponding accumulation unit value as of 14 days before the date annuity payments begin. We use an annuity unit to measure the dollar value of an annuity payment. The number of annuity units (but not their value) remains fixed during the annuity period.

Determination of First Annuity Payment. Your Contract contains the tables we use to determine your first monthly annuity payment. If you elect a variable annuity, the amount we apply to it will be the cash surrender value as of 14 days before the date annuity payments begin, less any applicable premium taxes not previously deducted.

The amount of your first monthly payment depends on the annuity option you elected and the annuitant’s adjusted age. Your Contract contains the formula for determining the adjusted age. We determine the total first monthly annuity payment by multiplying the benefit per $1,000 of value shown in the Contract tables (or, if they would produce a larger payment, the tables then in effect on the maturity date) by the number of thousands of dollars of contract value you apply to that annuity option. The contract tables factor in an assumed daily net investment factor. We call this your net investment rate. For example, a net investment rate of 3% corresponds to an annual interest rate of 3%. This means that if the annualized investment performance, after expenses, of your variable funding options is less than 3%, then the dollar amount of your variable annuity payments will decrease. However, if the annualized inves tment performance, after expenses, of your variable funding options is greater than 3%, then the dollar amount of your variable annuity payments will increase.

Determination of Second and Subsequent Annuity Payments. The dollar amount of all subsequent annuity payments changes from month to month based on the investment experience of the applicable funding options. The total amount of each annuity payment will equal the sum of the basic payments in each funding option. We determine the actual amounts of these payments by multiplying the number of annuity units we credited to each funding option by the corresponding annuity unit value as of the date 14 days before the date the payment is due.

Fixed Annuity

You may choose a fixed annuity that provides payments which do not vary during the annuity period. We will calculate the dollar amount of the first fixed annuity payment as described under “Variable Annuity,” except that the amount we apply to begin the annuity will be your cash surrender value as of the date annuity payments begin. Payout rates will not be lower than that shown in the Contract. If it would produce a larger payment, the first fixed annuity payment will be determined using the Life Annuity Tables in effect on the maturity date.

PAYMENT OPTIONS

Election of Options

While the annuitant is alive, you can change your annuity or income option selection any time up to the maturity date. Once annuity or income payments have begun, no further elections are allowed.

During the annuitant’s lifetime, if you do not elect otherwise before the maturity date, we will pay you (or another designated payee) the first of a series of monthly annuity or income payments based on the life of the

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annuitant, in accordance with Annuity Option 2 (Life Annuity with 120 monthly payments assured). For certain qualified contracts, Annuity Option 4 (Joint and Last Survivor Life Annuity — Annuity Reduced on Death of Primary Payee) will be the automatic option as described in the Contract.

The minimum amount that can be placed under an annuity or income option will be $2,000 unless we agree to a lesser amount. If any monthly periodic payment due is less than $100, the Company reserves the right to make payments at less frequent intervals, or to pay the contract value in a lump-sum.

On the maturity date, we will pay the amount due under the Contract in accordance with the payment option that you select. You may choose to receive a single lump-sum payment. You must elect an option in writing, in a form satisfactory to the Company. Any election made during the lifetime of the annuitant must be made by the contract owner.

Annuity Options

Subject to the conditions described in “Election of Options” above, we may pay all or any part of the cash surrender value under one or more of the following annuity options. Payments under the annuity options are generally made on a monthly basis. We may offer additional options.

Option 1 — Life Annuity — No Refund. The Company will make annuity payments during the lifetime of the annuitant ending with the last payment before death. This option offers the maximum periodic payment, since there is no assurance of a minimum number of payments or provision for a death benefit for beneficiaries.

Option 2 — Life Annuity with 120, 180 or 240 Monthly Payments Assured. The Company will make monthly annuity payments during the lifetime of the annuitant, with the agreement that if, at the death of that person, payments have been made for less than 120, 180 or 240 months, as elected, we will continue making payments to the beneficiary during the remainder of the period.

Option 3 — Joint and Last Survivor Life Annuity — No Refund. The Company will make regular annuity payments during the lifetime of the annuitant and a second person. When either person dies, we will continue making payments to the survivor. No further payments will be made following the death of the survivor.

Option 4 — Joint and Last Survivor Life Annuity — Annuity Reduced on Death of Primary Payee. The Company will make annuity payments during the lifetimes of the annuitant and a second person. You will designate one as primary payee, and the other will be designated as secondary payee. On the death of the secondary payee, the Company will continue to make monthly annuity payments to the primary payee in the same amount that would have been payable during the joint lifetime of the two persons. On the death of the primary payee, the Company will continue to make annuity payments to the secondary payee in an amount equal to 50% of the payments, which would have been made during the lifetime of the primary payee. No further payments will be made once both payees have died.

Option 5 — Other Annuity Options. The Company will make any other arrangements for annuity payments as may be mutually agreed upon.

Income Options

Instead of one of the annuity options described above, and subject to the conditions described under “Election of Options,” all or part of the Contract’s cash surrender value (or, if required by state law, contract value) may be paid under one or more of the following income options, provided that they are consistent with federal tax law qualification requirements. Payments under the income options may be elected on a monthly, quarterly, semiannual or annual basis:

Option 1 — Payments of a Fixed Amount. We will make equal payments of the amount elected until the cash surrender value applied under this option has been exhausted. We will pay the first payment and all later payments from each funding option or the Fixed Account in proportion to the cash surrender value attributable to each funding option and/or Fixed Account. The final payment will include any amount insufficient to make another full payment.

Option 2 — Payments for a Fixed Period. We will make payments for the period selected. The amount of each payment will be equal to the remaining cash surrender value applied under this option divided by the number of remaining payments.

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Option 3 — Other Income Options. We will make any other arrangements for income options as may be mutually agreed upon.

Variable Liquidity Benefit

This benefit is only offered with Variable Annuity Options (as described in the Settlement Provisions of the Contract) for Fixed Period Option only payments, without Life Contingency.

At any time after annuitization and before death, the contract owner may surrender and receive a payment equal to (A) minus (B), where (A) equals the present value of remaining certain payments, and (B) equals a surrender charge not to exceed the maximum surrender charge rate shown on the specifications page of the contract multiplied by (A). The interest rate used to calculate the present value is the Assumed (Daily) Net Investment Factor used to calculate the annuity payments. The remaining period certain payments are assumed to be level payments equal to the most recent period certain payment prior to the request for this liquidity benefit.

MISCELLANEOUS CONTRACT PROVISIONS

Right to Return

You may return the Contract for a full refund of the contract value plus any contract charges and premium taxes you paid (but not any fees and charges the underlying fund assessed) within twenty days after you receive it (the “right to return period”). You bear the investment risk of investing in the variable funding options during the right to return period; therefore, the contract value we return may be greater or less than your purchase payment.

If you purchase the Contract as an Individual Retirement Annuity, and return it within the first seven days after delivery, we will refund your purchase payment in full; during the remainder of the right to return period, we will refund the contract value (including charges).

We will determine the contract value following the close of the business day on which we receive your Contract and a written request for a refund. Where state law requires a longer period, or the return of purchase payments or other variations of this provision, we will comply. Refer to your Contract for any state-specific information.

Termination

You do not need to make any purchase payments after the first to keep the Contract in effect. However, we reserve the right to terminate the Contract on any business day if your contract value as of that date is less than $1,000 and you have not made purchase payments for at least two years, unless otherwise specified by state law. Termination will not occur until 31 days after we have mailed notice of termination to your last known address and to any assignee of record. If we terminate the Contract, we will pay you the cash surrender value less any applicable taxes.

Required Reports

As often as required by law, but at least once in each contract year before the due date of the first annuity payment, we will furnish a report showing the number of accumulation units credited to the Contract and the corresponding accumulation unit value(s) as of the report date for each funding option to which the contract owner has allocated amounts during the applicable period. The Company will keep all records required under federal and state laws.

Suspension of Payments

The Company reserves the right to suspend or postpone the date of any payment or determination of values on any business day (1) when the New York Stock Exchange (“the Exchange”) is closed; (2) when trading on the Exchange is restricted; (3) when an emergency exists as determined by the SEC so that the sale of securities held in the Separate Account may not reasonably occur or so that the Company may not reasonably determine the

33

value the Separate Account’s net assets; or (4) during any other period when the SEC, by order, so permits for the protection of security holders. Payments from the Fixed Account may be delayed up to 6 months.

THE SEPARATE ACCOUNTS

The Travelers Insurance Company and the Travelers Life and Annuity Company each sponsor separate accounts: Fund ABD and Fund ABD II, respectively. Both Fund ABD and Fund ABD II were established on October 17, 1995 and are registered with the SEC as unit investment trusts (separate account) under the Investment Company Act of 1940, as amended. We will invest Separate Account assets attributable to the Contracts exclusively in the shares of the variable funding options.

We hold the assets of Fund ABD and Fund ABD II for the exclusive and separate benefit of the owners of each separate account, according to the laws of Connecticut. Income, gains and losses, whether or not realized, from assets allocated to the Separate Account are, in accordance with the Contracts, credited to or charged against the Separate Account without regard to other income, gains and losses of the Company. The assets held by the Separate Account are not chargeable with liabilities arising out of any other business that we may conduct. Obligations under the Contract are obligations of the Company.

All investment income and other distributions of the funding options are payable to the Separate Account. We reinvest all such income and/or distributions in shares of the respective funding option at net asset value. Shares of the funding options are currently sold only to life insurance company separate accounts to fund variable annuity and variable life insurance contracts.

Certain variable annuity separate accounts and variable life insurance separate accounts may invest in the funding options simultaneously (called “mixed” and “shared” funding). It is conceivable that in the future it may be disadvantageous to do so. Although the Company and the variable funding options do not currently foresee any such disadvantages either to variable annuity contract owners or variable life policy owners, each variable funding option’s Board of Directors intends to monitor events in order to identify any material conflicts between them and to determine what action, if any, should be taken. If a Board of Directors was to conclude that separate funds should be established for variable life and variable annuity separate accounts, the variable annuity contract owners would not bear any of the related expenses, but variable annuity contract owners and variable life insurance poli cy owners would no longer have the economies of scale resulting from a larger combined fund.

Performance Information

From time to time, we may advertise several types of historical performance for the Contract’s variable funding options. We may advertise the “standardized average annual total returns” of the variable funding option, calculated in a manner prescribed by the SEC, and the “nonstandardized total return,” as described below. Specific examples of the performance information appear in the SAI.

Standardized Method. We compute quotations of average annual total returns according to a formula in which a hypothetical initial investment of $1,000 is applied to the variable funding option, and then related to ending redeemable values over one-, five-, and ten-year periods, or for a period covering the time during which the funding option has been in existence, if less. These quotations reflect the deduction of all recurring charges during each period (on a pro rata basis in the case of fractional periods). We convert the deduction for the annual contract administrative charge to a percentage of assets based on the actual fee collected, divided by the average net assets for Contracts sold. Each quotation assumes a total redemption at the end of each period with the applicable withdrawal charge deducted at that time.

Nonstandardized Method. We calculate nonstandardized “total returns” in a similar manner based on the performance of the funding options over a period of time, usually for the calendar year-to-date, and for the past one-, three-, five- and ten-year periods. Nonstandardized total returns will not reflect the deduction of the annual contract administrative charge, which, if reflected, would decrease the level of performance shown. These returns also do not reflect the withdrawal charge because we designed the Contract for long-term investment.

For underlying funds that were in existence before they became available as a funding option, the nonstandardized average annual total return quotations reflects the investment performance that such funding

34

options would have achieved (reduced by the applicable charges) had the underlying fund been held under the Contract for the period quoted. The total return quotations are based upon historical earnings and are not necessarily representative of future performance.

General. Within the guidelines prescribed by the SEC and the National Association of Securities Dealers, Inc. (“NASD”), performance information may be quoted numerically or may be presented in a table, graph or other illustration. Advertisements may include data comparing performance to well-known indices of market performance (including, but not limited to, the Dow Jones Industrial Average, the Standard & Poor’s (S&P) 500 Index, the S&P 400 Index, the Lehman Brothers Long T-Bond Index, the Russell 1000, 2000 and 3000 Indices, the Value Line Index, and the Morgan Stanley Capital International’s EAFE Index). Advertisements may also include published editorial comments and performance rankings compiled by independent organizations (including, but not limited to, Lipper Analytical Services, Inc. and Morningstar, Inc.) and publications that monitor the performance of the Separate Account and the variable funding options.

FEDERAL TAX CONSIDERATIONS

The following general discussion of the federal income tax consequences under this Contract is not intended to cover all situations, and is not meant to provide tax advice. Because of the complexity of the law and the fact that the tax results will vary depending on many factors, you should consult your tax adviser regarding your personal situation. For your information, a more detailed tax discussion is contained in the SAI.

Non-Resident Aliens

Distributions to non-resident aliens (“NRAs”) are subject to special tax and withholding rules under the Code. In addition, annuity payments to NRAs in many countries are exempt from U.S. tax (or subject to lower rates) based upon a tax treaty. NRAs should seek guidance from a tax adviser regarding their personal situation.

General Taxation of Annuities

Congress has recognized the value of saving for retirement by providing certain tax benefits, in the form of tax deferral, for money put into an annuity. The Internal Revenue Code (Code) governs how this money is ultimately taxed, depending upon the type of Contract, qualified or non-qualified, and the manner in which the money is distributed, as briefly described below.

Tax-Free Exchanges: The Internal Revenue Code provides that, generally, no gain or loss is recognized when an annuity Contract is received in exchange for a life, endowment, or annuity Contract. Since different annuity Contracts have different expenses, fees and benefits, a tax-free exchange could result in your investment becoming subject to higher or lower fees and/or expenses.

Types of Contracts: Qualified or Nonqualified

If you purchase an annuity Contract with proceeds of an eligible rollover distribution from any qualified employee pension plan or individual retirement annuity (IRA), your Contract is referred to as a qualified Contract. Some examples of qualified Contracts are: IRAs, 403(b) annuities established by public school systems or certain tax-exempt organizations, corporate sponsored pension and profit-sharing plans (including 401(k) plans), Keogh Plans (for self-employed individuals), and certain other qualified deferred compensation plans. An exception to this is a qualified plan called a Roth IRA. Under Roth IRAs, after-tax contributions accumulate until maturity, when amounts (including earnings) may be withdrawn tax-free. The rights and benefits under a qualified Contract may be limited by the terms of the retirement plan, regardless of the terms and conditions of the Contract. If you purchase the Contract on an individual basis with after-tax dollars and not under one of the pro grams described above, your Contract is referred to as nonqualified.

Nonqualified Annuity Contracts

As the owner of a nonqualified annuity, you do not receive any tax benefit (deduction or deferral of income) on purchase payments, but you will not be taxed on increases in the value of your Contract until a distribution occurs — either as a withdrawal (distribution made prior to the maturity date), or as annuity payments. When a withdrawal is made, you are taxed on the amount of the withdrawal that is considered earnings. Similarly,

35

when you receive an annuity payment, part of each payment is considered a return of your purchase payments and will not be taxed. The remaining portion of the annuity payment (i.e., any earnings) will be considered ordinary income for tax purposes.

If a nonqualified annuity is owned by other than an individual, however, (e.g., by a corporation), increases in the value of the Contract attributable to purchase payments made after February 28, 1986 are includible in income annually. Furthermore, for Contracts issued after April 22, 1987, if you transfer the Contract without adequate consideration all deferred increases in value will be includible in your income at the time of the transfer.

If you make a partial withdrawal, this money will generally be taxed as first coming from earnings, (income in the contract), and then from your purchase payments. These withdrawn earnings are includible in your income. (See “Penalty Tax for Premature Distributions” below.) There is income in the Contract to the extent the contract value exceeds your investment in the Contract. The investment in the Contract equals the total purchase payments you paid less any amount received previously which was excludible from gross income. Any direct or indirect borrowing against the value of the Contract or pledging of the Contract as security for a loan will be treated as a cash distribution under the tax law, and will have consequences in the year taken.

The Contract provides one or more optional enhanced death benefits that in some cases may exceed the greater of the purchase price or contract value. It is possible that the IRS may take a position that the charges for the optional enhanced death benefit(s) are deemed to be taxable distributions to you. Although we do not believe that a charge under such an optional death benefit should be treated as a taxable withdrawal, you should consult your tax adviser before selecting any rider or endorsement to the Contract.

Federal tax law requires that nonqualified annuity Contracts meet minimum mandatory distribution requirements upon the death of the contract owner, including the first of joint owners. If these requirements are not met, the Contract will not be treated as an annuity Contract for Federal income tax purposes and earnings under the Contract will be taxable currently, not when distributed. The distribution required depends, among other things, upon whether an annuity option is elected or whether the new contract owner is the surviving spouse. We will administer Contracts in accordance with these rules and we will notify you when you should begin receiving payments. There is a more complete discussion of these rules in the SAI.

Puerto Rico Tax Considerations

The Puerto Rico Internal Revenue Code of 1994 (the “1994 Code”) taxes distributions from nonqualified annuity contracts differently than in the U.S. Distributions that are not in the form of an annuity (including partial surrenders and period certain payments) are treated under the 1994 Code first as a return of investment. Therefore, no taxable income is recognized for Puerto Rico tax purposes until the cumulative amount paid exceeds your tax basis. Similarly, the amount of income on annuity distributions (payable over your lifetime) is calculated differently. Since Puerto Rico residents are also subject to U.S. tax on all income other than income sourced to Puerto Rico, the timing of recognition of income from an annuity contract could vary between the two jurisdictions. Although the 1994 Code provides a credit against the Puerto Rico income tax for U.S. income taxes, an individual may not get fully credit because of the timing differences. You should consult with a personal tax adviser regarding the tax consequences of purchasing an annuity contract and/or a proposed distribution.

Qualified Annuity Contracts

Under a qualified annuity, since amounts paid into the Contract have generally not yet been taxed, the full amount of all distributions, including lump-sum withdrawals and annuity payments, are generally taxed at the ordinary income tax rate unless the distribution is transferred to an eligible rollover account or Contract. The Contract is available as a vehicle for IRA rollovers and for other qualified Contracts. There are special rules which govern the taxation of qualified Contracts, including withdrawal restrictions, requirements for mandatory distributions, and contribution limits. We have provided a more complete discussion in the SAI.

Note to participants in qualified plans including 401, 403(b), 457 as well as IRA owners: While annual plan contribution limits may be increased from time to time by Congress and the IRS for federal income tax purposes, these limits must be adopted by each state for the higher limits to be effective at a state income tax level. In other words, the permissible contribution limit for income tax purposes may be different at the federal level from your state's income tax laws. Please consult your employer or tax advisor regarding this issue.

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The Contract includes one or more optional enhanced death benefits that in some cases may exceed the greater of the purchase payments or contract value. The IRS has not reviewed the Contract for qualification as an IRA, and has not addressed in a ruling of general applicability, whether a death benefit such as the optional death benefit(s) in the Contract comports with IRA qualification requirements. Although the Company regards the optional enhanced death benefit as a permissible benefit under an IRA, the IRS may take a contrary position regarding tax qualification resulting in deemed distributions and penalty taxes. You should consult your tax adviser prior to selecting any optional enhanced death benefit for an IRA.

Penalty Tax for Premature Distributions

For both qualified and nonqualified contracts, taxable distributions taken before the contract owner has reached the age of 59 1/2 will be subject to a 10% additional tax penalty unless the distribution is taken in a series of periodic distributions, for life or life expectancy, or unless the distribution follows the death or disability of the contract owner. Other exceptions may be available in certain qualified plans. This is in addition to any penalites which may apply under your Contract.

Diversification Requirements for Variable Annuities

The Code requires that any nonqualified variable annuity Contracts based on a separate account shall not be treated as an annuity for any period if investments made in the account are not adequately diversified. Final tax regulations define how separate accounts must be diversified. The Company monitors the diversification of investments constantly and believes that its accounts are adequately diversified. The consequence of any failure to diversify is essentially the loss to the Contract owner of tax deferred treatment. The Company intends to administer all Contracts subject to this provision of law in a manner that will maintain adequate diversification.

Ownership of the Investments

In certain circumstances, owners of variable annuity Contracts have been considered to be the owners of the assets of the underlying separate account for Federal income tax purposes due to their ability to exercise investment control over those assets. When this is the case, the contract owners have been currently taxed on income and gains attributable to the variable account assets. There is little guidance in this area, and some features of the Contract, such as the flexibility of the contract owner to allocate premium payments and transfer amounts among the funding options, have not been addressed in public rulings. While we believe that the Contract does not give the contract owner investment control over separate account assets, we reserve the right to modify the Contract as necessary to prevent a contract owner from being treated as the owner of the separate account assets supporting the Contract.

Mandatory Distributions For Qualified Plans

Federal tax law requires that minimum annual distributions begin by April 1st of the calendar year following the calendar year in which an IRA owner attains age 70 1/2. Participants in qualified plans and 403(b) annuities may defer minimum distributions until the later of April 1st of the calendar year following the calendar year in which they attain age 70 1/2 or the year of retirement.

Minimum Distributions For Beneficiaries When a death benefit becomes due upon the death of the owner and/or annuitant, minimum distributions may be taken over the life expectancy of the beneficiary not less than annually within one year from the date of death or the funds remaining in the Contract must be completely withdrawn within five years from the date of death.

Taxation of Death Benefit Proceeds

Amounts may be distributed from a Contract because of the death of an owner or annuitant. Generally, such amounts are includible in the income of the recipient as follows: (i) if distributed in a lump sum, they are taxed in the same manner as a full surrender of the contract; or (ii) if distributed under a payment option, they are taxed in the same way as annuity payments.

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OTHER INFORMATION

The Insurance Companies

Please refer to your Contract to determine which Company issued your Contract.

The Travelers Insurance Company is a stock insurance company chartered in 1863 in Connecticut and continuously engaged in the insurance business since that time. It is licensed to conduct life insurance business in all states of the United States, the District of Columbia, Puerto Rico, Guam, the U.S. and British Virgin Islands and the Bahamas. The Company is an indirect wholly owned subsidiary of Citigroup Inc. The Company’s Home Office is located at One Tower Square, Hartford, Connecticut 06183.

The Travelers Life and Annuity Company is a stock insurance company chartered in 1973 in Connecticut and continuously engaged in the insurance business since that time. It is licensed to conduct life insurance business in a majority of the states of the United States, the District of Columbia and Puerto Rico, and intends to seek licensure in the remaining states, except New York. The Company is an indirect wholly owned subsidiary of Citigroup Inc. The Company’s Home Office is located at One Tower Square, Hartford, Connecticut 06183.

Financial Statements

The financial statements for the Company and its separate account are located in the Statement of Additional Information.

Distribution of Variable Annuity Contracts

We intend to sell the Contracts in all jurisdictions where we are licensed to do business and where the Contract is approved. Any registered representative of affiliated or independent broker-dealers who sell the Contracts will be qualified to sell variable annuities under applicable federal and state laws. Each broker-dealer is registered with the SEC under the Securities Exchange Act of 1934, and all are members of the NASD. The Contract is offered through both affiliated and non-affiliated broker dealers. The principal underwriter of the Contracts is our affiliate, Travelers Distribution LLC, One Tower Square, Hartford, CT.

Up-front compensation paid to sales representatives will not exceed 8% of the purchase payments made under the Contracts. If asset based compensation is paid, it will not exceed 2% of the average account value annually. In addition, Tower Square Securities, Inc., an affiliate of the Company, receives additional incentive payments from the Company relating to the sale of the Contracts. From time to time, we may pay or permit other promotional incentives, in cash, credit or other compensation.

Conformity with State and Federal Laws

The laws of the state in which we deliver a Contract govern that Contract. Where a state has not approved a Contract feature or funding option, it will not be available in that state. Any paid-up annuity, cash surrender value or death benefits that are available under the Contract are not less than the minimum benefits required by the statutes of the state in which we delivered the Contract. We reserve the right to make any changes, including retroactive changes, in the Contract to the extent that the change is required to meet the requirements of any law or regulation issued by any governmental agency to which the Company, the Contract or the contract owner is subject.

Voting Rights

The Company is the legal owner of the shares of the underlying funds. However, we believe that when an underlying fund solicits proxies in conjunction with a vote of shareholders we are required to obtain from you and from other owners instructions on how to vote those shares. We will vote all shares, including those we may own on our own behalf, and those where we have not received instructions from contract owners, in the same proportion as shares for which we received voting instructions. Should we determine that we are no longer required to comply with the above, we will vote on the shares in our own right. In certain limited circumstances, and when permitted by law, we may disregard voting instructions. If we do disregard voting instructions, a summary of that action and the reasons for such action would be included in the next annual report to contract owners.

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Legal Proceedings and Opinions

Legal matters in connection with the federal laws and regulations affecting the issue and sale of the contract described in this prospectus, as well as the organization of the Companies, their authority to issue variable annuity contracts under Connecticut law and the validity of the forms of the variable annuity contracts under Connecticut law, have been passed on by the General Counsel of the Companies.

There are no pending legal proceedings affecting either Separate Account or the principal underwriter. There are no pending legal proceedings against either Company likely to have a material adverse effect on the ability of either Company to meet its obligations under the applicable Contract.

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APPENDIX A
CONDENSED FINANCIAL INFORMATION

THE TRAVELERS FUND ABD FOR VARIABLE ANNUITIES
Accumulation Unit Values
Unit Values are in dollars

	Period Ended December 31,*										Period From December 16, 1996 to December 31,

Funding Option	2001		2000		1999		1998		1997		1996*

Capital Appreciation Fund (4/97)
Without E.S.P.
Unit Value at beginning of period		2.387		3.098		2.046		1.283		1.032		1.000
Unit Value at end of period		1.739		2.387		3.098		2.046		1.283		1.032
Number of units outstanding at end of period		37,786,870		37,804,248		25,971,911		10,561,314		870,525		—
With E.S.P.
Unit Value at beginning of period		2.387		—		—		—		—		—
Unit Value at end of period		1.737		—		—		—		—		—
Number of units outstanding at end of period		53,852		—		—		—		—		—

Money Market Portfolio (7/97)
Without E.S.P.
Unit Value at beginning of period		1.160		1.107		1.070		1.033		1.000		—
Unit Value at end of period		1.187		1.160		1.107		1.070		1.033		—
Number of units outstanding at end of period		40,133,062		15,545,185		16,750,270		9,244,927		345,682		—
With E.S.P.
Unit Value at beginning of period		1.160		—		—		—		—		—
Unit Value at end of period		1.185		—		—		—		—		—
Number of units outstanding at end of period		—		—		—		—		—		—

AIM Variable Insurance Funds, Inc.
AIM V.I. Value Fund (9/00) **
Without E.S.P.		0.875		—		—		—		—		—
Unit Value at beginning of period		0.755		—		—		—		—		—
Unit Value at end of period		7,280,717		—		—		—		—		—
Number of units outstanding at end of period
With E.S.P.
Unit Value at beginning of period		0.875		—		—		—		—		—
Unit Value at end of period		0.754		—		—		—		—		—
Number of units outstanding at end of period				—		—		—		—		—

Alliance Variable Product Series Fund, Inc.
Premier Growth Portfolio Class B (5/00)
Without E.S.P.
Unit Value at beginning of period		0.786		1.000		—		—		—		—
Unit Value at end of period		0.640		0.786		—		—		—		—
Number of units outstanding at end of period		21,249,041		8,906,509		—		—		—		—
With E.S.P.
Unit Value at beginning of period	0.786		—		—		—		—		—
Unit Value at end of period	0.639		—		—		—		—		—
Number of units outstanding at end of period	31,971		—		—		—		—		—

APPENDIX A
CONDENSED FINANCIAL INFORMATION

THE TRAVELERS FUND ABD FOR VARIABLE ANNUITIES
Accumulation Unit Values
Unit Values are in dollars

	Period Ended December 31,*										Period From December 16, 1996 to December 31,

Funding Option	2001		2000		1999		1998		1997		1996*

Credit Suisse Trust
Emerging Markets Portfolio (6/98)
Without E.S.P.
Unit Value at beginning of period	0.886		1.313		0.734		1.000		—		—
Unit Value at end of period	0.789		0.886		1.313		0.734		—		—
Number of units outstanding at end of period	2,463,748		2,477,705		892,012		223,688		—		—
With E.S.P.
Unit Value at beginning of period		0.886		—		—		—		—		—
Unit Value at end of period		0.788		—		—		—		—		—
Number of units outstanding at end of period		—		—		—		—		—		—
Delaware Group Premium Fund **
REIT Series (6/98)
Without E.S.P.
Unit Value at beginning of period		1.121		0.866		0.901		1.000		—		—
Unit Value at end of period		1.203		1.121		0.866		0.901		—		—
Number of units outstanding at end of period		1,959,474		732,010		357,910		96,983		—		—
With E.S.P.
Unit Value at beginning of period		1.121		—		—		—		—		—
Unit Value at end of period		1.201		—		—		—		—		—
Number of units outstanding at end of period		26,587		—		—		—		—		—
Dreyfus Variable Investment Fund
Appreciation Portfolio—Initial Class (5/98)
Without E.S.P.
Unit Value at beginning of period		1.198		1.223		1.112		1.000		—		—
Unit Value at end of period		1.071		1.198		1.223		1.112		—		—
Number of units outstanding at end of period		11,107,345		10,147,802		7,840,789		2,937,245		—		—
With E.S.P.
Unit Value at beginning of period		1.198		—		—		—		—		—
Unit Value at end of period		1.069		—		—		—		—		—
Number of units outstanding at end of period		47,043		—		—		—		—		—
Small Cap Portfolio — Initial Class (5/98)
Without E.S.P.
Unit Value at beginning of period		1.182		1.058		0.871		1.000		—		—
Unit Value at end of period		1.094		1.182		1.058		0.871		—		—
Number of units outstanding at end of period		11,594,005		6,798,006		3,387,052		1,435,805		—		—
With E.S.P.
Unit Value at beginning of period		1.182		—		—		—		—		—
Unit Value at end of period		1.092		—		—		—		—		—
Number of units outstanding at end of period		2,257		—		—		—		—		—

APPENDIX A
CONDENSED FINANCIAL INFORMATION

THE TRAVELERS FUND ABD FOR VARIABLE ANNUITIES
Accumulation Unit Values
Unit Values are in dollars

	Period Ended December 31,*										Period From December 16, 1996 to December 31,

Funding Option	2001		2000		1999		1998		1997		1996*

Greenwich Street Series Fund
Equity Index Portfolio Class II Shares (6/99)
Without E.S.P.
Unit Value at beginning of period		0.982		1.098		1.000		—		—		—
Unit Value at end of period		0.848		0.982		1.098		—		—		—
Number of units outstanding at end of period		13,010,004		4,272,617		753,819		—		—		—
With E.S.P.
Unit Value at beginning of period		0.982		—		—		—		—		—
Unit Value at end of period		0.847		—		—		—		—		—
Number of units outstanding at end of period		56,525		—		—		—		—		—
Janus Aspen Series
Balanced Portfolio — Service Shares (5/00)
Without E.S.P.
Unit Value at beginning of period		0.972		1.000		—		—		—		—
Unit Value at end of period		0.911		0.972		—		—		—		—
Number of units outstanding at end of period		13,475,207		4,934,773		—		—		—		—
With E.S.P.
Unit Value at beginning of period		0.972
Unit Value at end of period		0.910
Number of units outstanding at end of period		334,095
Global Life Sciences Portfolio — Service Shares (5/00)
Without E.S.P.
Unit Value at beginning of period		1.135		1.000		—		—		—		—
Unit Value at end of period		0.931		1.135		—		—		—		—
Number of units outstanding at end of period		4,102,883		1,951,454		—		—		—		—
With E.S.P.
Unit Value at beginning of period	1.135
Unit Value at end of period	0.930
Number of units outstanding at end of period	9,514
Global Technology Portfolio — Service Shares (5/00)
Without E.S.P.
Unit Value at beginning of period	0.672		1.000		—		—		—		—
Unit Value at end of period	0.415		0.672		—		—		—		—
Number of units outstanding at end of period	10,706,223		5,661,986		—		—		—		—
With E.S.P.
Unit Value at beginning of period	0.672		—		—		—		—		—
Unit Value at end of period	0.414		—		—		—		—		—
Number of units outstanding at end of period	—		—		—		—		—		—

APPENDIX A
CONDENSED FINANCIAL INFORMATION

THE TRAVELERS FUND ABD FOR VARIABLE ANNUITIES
Accumulation Unit Values
Unit Values are in dollars

	Period Ended December 31,*										Period From December 16, 1996 to December 31,

Funding Option	2001		2000		1999		1998		1997		1996*

Global Technology Portfolio — Service Shares (5/00)
Without E.S.P.
Unit Value at beginning of period	0.672		1.000		—		—		—		—
Unit Value at end of period	0.415		0.672		—		—		—		—
Number of units outstanding at end of period	10,706,223		5,661,986		—		—		—		—
With E.S.P.
Unit Value at beginning of period	0.672		—		—		—		—		—
Unit Value at end of period	0.414		—		—		—		—		—
Number of units outstanding at end of period	—		—		—		—		—		—
Worldwide Growth Portfolio — Service Shares (5/00)
Without E.S.P.
Unit Value at beginning of period	0.798		1.000		—		—		—		—
Unit Value at end of period	0.609		0.798		—		—		—		—
Number of units outstanding at end of period	16,824,804		7,908,763		—		—		—		—
With E.S.P.
Unit Value at beginning of period		0.798		—		—		—		—		—
Unit Value at end of period		0.608		—		—		—		—		—
Number of units outstanding at end of period		259,969		—		—		—		—		—
PIMCO Variable Insurance Trust
Total Return Bond Portfolio (5/01) **
Without E.S.P.
Unit Value at beginning of period		1.000		—		—		—		—		—
Unit Value at end of period		1.053		—		—		—		—		—
Number of units outstanding at end of period		4.888,796		—		—		—		—		—
With E.S.P.
Unit Value at beginning of period		1.000		—		—		—		—		—
Unit Value at end of period		1.051		—		—		—		—		—
Number of units outstanding at end of period		289,359		—		—		—		—		—
Putnam Variable Trust
Putnam VT International Growth Fund — Class IB (5/01)
Without E.S.P.
Unit Value at beginning of period		1.000		—		—		—		—		—
Unit Value at end of period		0.857		—		—		—		—		—
Number of units outstanding at end of period		1,555,346		—		—		—		—		—
With E.S.P.
Unit Value at beginning of period		1.000
Unit Value at end of period		0.856
Number of units outstanding at end of period		-

APPENDIX A
CONDENSED FINANCIAL INFORMATION

THE TRAVELERS FUND ABD FOR VARIABLE ANNUITIES
Accumulation Unit Values
Unit Values are in dollars

	Period Ended December 31,*										Period From December 16, 1996 to December 31,

Funding Option	2001		2000		1999		1998		1997		1996*

Putnam VT Small Cap Value Fund — Class IB (5/01)
Without E.S.P.
Unit Value at beginning of period		1.000		—		—		—		—		—
Unit Value at end of period		1.088		—		—		—		—		—
Number of units outstanding at end of period		432,357		—		—		—		—		—
With E.S.P.
Unit Value at beginning of period		1.000		—		—		—		—		—
Unit Value at end of period		1.087		—		—		—		—		—
Number of units outstanding at end of period		-		—		—		—		—		—
Putnam VT Voyager II Fund — Class IB (5/01)
Without E.S.P.
Unit Value at beginning of period		1.000		—		—		—		—		—
Unit Value at end of period		0.806		—		—		—		—		—
Number of units outstanding at end of period		269,501		—		—		—		—		—
With E.S.P.
Unit Value at beginning of period	1.000		—		—		—		—		—
Unit Value at end of period	0.805		—		—		—		—		—
Number of units outstanding at end of period	-		—		—		—		—		—
Salomon Brothers Variable Series Funds, Inc.
Capital Fund (10/98)
Without E.S.P.
Unit Value at beginning of period	1.522		1.305		—		—		—		—
Unit Value at end of period	1.529		1.522		—		—		—		—
Number of units outstanding at end of period	5,065,288		907,328		—		—		—		—
With E.S.P.
Unit Value at beginning of period	1.522		—		—		—		—		—
Unit Value at end of period	1.527		—		—		—		—		—
Number of units outstanding at end of period	133,745		—		—		—		—		—
Investors Fund (6/98) (1)
Without E.S.P.
Unit Value at beginning of period	1.287		1.132		1.029		1.000		—		—
Unit Value at end of period	1.216		1.287		1.132		1.029		—		—
Number of units outstanding at end of period	15,853,833		7,090,936		3,905,967		1,764,644		—		—
With E.S.P.
Unit Value at beginning of period	1.287		—		—		—		—		—
Unit Value at end of period	1.214		—		—		—		—		—
Number of units outstanding at end of period	197,379		—		—		—		—		—

APPENDIX A
CONDENSED FINANCIAL INFORMATION

THE TRAVELERS FUND ABD FOR VARIABLE ANNUITIES
Accumulation Unit Values
Unit Values are in dollars

Funding Option	Period Ended December 31,*										Period From December 16, 1996 to December 31

	2001		2000		1999		1998		1997		1996*

Small Cap Growth Fund (5/00)
Without E.S.P.
Unit Value at beginning of period	0.987		1.000		—		—		—		—
Unit Value at end of period	0.903		0.987		—		—		—		—
Number of units outstanding at end of period	1,517,383		417,439		—		—		—		—
With E.S.P.
Unit Value at beginning of period	0.987		—		—		—		—		—
Unit Value at end of period	0.901		—		—		—		—		—
Number of units outstanding at end of period	94,940		—		—		—		—		—
Travelers Series Fund Inc.
AIM Capital Appreciation Portfolio (9/00)
Without E.S.P.
Unit Value at beginning of period		0.783		—		—		—		—		—
Unit Value at end of period		0.588		—		—		—		—		—
Number of units outstanding at end of period		5,177,186		—		—		—		—		—
With E.S.P.
Unit Value at beginning of period	0.783		—		—		—		—		—
Unit Value at end of period	0.587		—		—		—		—		—
Number of units outstanding at end of period	-		—		—		—		—		—
Alliance Growth Portfolio (6/97)
Without E.S.P.
Unit Value at beginning of period	1.765		2.189		1.679		1.319		1.037		1.000
Unit Value at end of period	1.508		1.765		2.189		1.679		1.319		1.037
Number of units outstanding at end of period	31,912,509		32,922,575		25,024,627		13,211,206		1,062,634		—
With E.S.P.
Unit Value at beginning of period	1.765		—		—		—		—		—
Unit Value at end of period	1.506		—		—		—		—		—
Number of units outstanding at end of period	-		—		—		—		—		—

APPENDIX A
CONDENSED FINANCIAL INFORMATION

THE TRAVELERS FUND ABD FOR VARIABLE ANNUITIES
Accumulation Unit Values
Unit Values are in dollars

Funding Option	Period Ended December 31,*					Period From December 16, 1996 to December 31,

	2001	2000	1999	1998	1997	1996*

MFS Total Return Portfolio (5/97)
Without E.S.P.
Unit Value at beginning of period	1.517	1.319	1.303	1.183	1.000	—
Unit Value at end of period	1.496	1.517	1.319	1.303	1.183	—
Number of units outstanding at end of period	38,418,447	29,382,873	27,173,225	16,380,184	962,287	—
With E.S.P.
Unit Value at beginning of period	1.517	—	—	—	—	—
Unit Value at end of period	1.493	—	—	—	—	—
Number of units outstanding at end of period	139,865	—	—	—	—	—
Putnam Diversified Income Portfolio (5/97)†
Without E.S.P.
Unit Value at beginning of period	1.040	1.059	1.062	1.070	1.007	1.000
Unit Value at end of period	1.069	1.040	1.059	1.062	1.070	1.007
Number of units outstanding at end of period	3,555,861	3,631,653	3,396,677	1,955,397	51,659	—
With E.S.P.
Unit Value at beginning of period	1.040	—	—	—	—	—
Unit Value at end of period	1.067	—	—	—	—	—
Number of units outstanding at end of period	-	—	—	—	—	—
The Travelers Series Trust
Convertible Securities Portfolio (5/98) **
Without E.S.P.
Unit Value at beginning of period	1.299	1.170	1.000	1.000	—	—
Unit Value at end of period	1.270	1.299	1.170	1.000	—	—
Number of units outstanding at end of period	9,680,620	3,349,925	1,137,997	458,699	—	—
With E.S.P.
Unit Value at beginning of period	1.299	—	—	—	—	—
Unit Value at end of period	1.268	—	—	—	—	—
Number of units outstanding at end of period	25,172	—	—	—	—	—
Disciplined Mid Cap Stock Portfolio (6/97)
Without E.S.P.
Unit Value at beginning of period	1.773	1.541	1.377	1.195	1.000	—
Unit Value at end of period	1.677	1.773	1.541	1.377	1.195	—
Number of units outstanding at end of period	5,089,354	3,629,362	2,663,507	1,425,770	120,880	—
With E.S.P.
Unit Value at beginning of period	1.773	—	—	—	—	—
Unit Value at end of period	1.675	—	—	—	—	—
Number of units outstanding at end of period	11,704	—	—	—	—	—

APPENDIX A
CONDENSED FINANCIAL INFORMATION

THE TRAVELERS FUND ABD FOR VARIABLE ANNUITIES
Accumulation Unit Values
Unit Values are in dollars

Funding Option	Period Ended December 31,*					Period From December 16, 1996 to December 31,

	2001	2000	1999	1998	1997	1996**

Equity Income Portfolio (5/97)
Without E.S.P.
Unit Value at beginning of period	1.652	1.535	1.484	1.339	1.026	1.000
Unit Value at end of period	1.521	1.652	1.535	1.484	1.339	1.026
Number of units outstanding at end of period	27,130,603	22,535,737	19,892,863	12,301,819	639,656	—
With E.S.P.
Unit Value at beginning of period	1.652	—	—	—	—	—
Unit Value at end of period	1.519	—	—	—	—	—
Number of units outstanding at end of period	89,211	—	—	—	—	—
Federated High Yield Portfolio (5/97)
Without E.S.P.
Unit Value at beginning of period	1.084	1.196	1.177	1.140	1.000	—
Unit Value at end of period	1.089	1.084	1.196	1.177	1.140	—
Number of units outstanding at end of period	10,746,070	10,245,418	10,237,038	7,715,310	620,667	—
With E.S.P.
Unit Value at beginning of period	1.084	—	—	—	—	—
Unit Value at end of period	1.088	—	—	—	—	—
Number of units outstanding at end of period	19,686	—	—	—	—	—
Federated Stock Portfolio (5/97)
Without E.S.P.
Unit Value at beginning of period	1.588	1.552	1.494	1.285	1.000	—
Unit Value at end of period	1.592	1.588	1.552	1.494	1.285	—
Number of units outstanding at end of period	6,935,446	7,399,546	7,710,739	4,599,587	352,550	—
With E.S.P.
Unit Value at beginning of period	1.588	—	—	—	—	—
Unit Value at end of period	1.589	—	—	—	—	—
Number of units outstanding at end of period	-	—	—	—	—	—
Large Cap Portfolio (6/97)
Without E.S.P.
Unit Value at beginning of period	1.790	2.123	1.665	1.245	1.023	1.000
Unit Value at end of period	1.459	1.790	2.123	1.665	1.245	1.023
Number of units outstanding at end of period	24,478,530	22,306,844	15,562,311	6,662,550	491,869	—
With E.S.P.
Unit Value at beginning of period	1.790	—	—	—	—	—
Unit Value at end of period	1.457	—	—	—	—	—
Number of units outstanding at end of period	138,251	—	—	—	—	—

APPENDIX A
CONDENSED FINANCIAL INFORMATION

THE TRAVELERS FUND ABD FOR VARIABLE ANNUITIES
Accumulation Unit Values
Unit Values are in dollars

	Period Ended December 31,*					Period From December 16, 1996 to December 31,

Funding Option	2001	2000	1999	1998	1997	1996*

Lazard International Stock Portfolio (5/97)
Without E.S.P.
Unit Value at beginning of period	1.275	1.460	1.216	1.095	1.027	1.000
Unit Value at end of period	0.928	1.275	1.460	1.216	1.095	1.027
Number of units outstanding at end of period	15,755,872	14,943,760	10,264,070	6,533,760	849,629	—
With E.S.P.
Unit Value at beginning of period	1.275	—	—	—	—	—
Unit Value at end of period	0.926	—	—	—	—	—
Number of units outstanding at end of period	-	—	—	—	—	—
MFS Emerging Growth Portfolio (4/97)
Without E.S.P.
Unit Value at beginning of period	2.179	2.766	1.587	1.198	1.004	1.000
Unit Value at end of period	1.371	2.179	2.766	1.587	1.198	1.004
Number of units outstanding at end of period	17,463,700	16,347,855	11,222,748	5,891,811	528,553	—
With E.S.P.
Unit Value at beginning of period	2.179	—	—	—	—	—
Unit Value at end of period	1.369	—	—	—	—	—
Number of units outstanding at end of period	-	—	—	—	—	—
MFS Mid Cap Growth Portfolio (4/98)
Without E.S.P.
Unit Value at beginning of period	1.721	1.595	0.985	1.000	—	—
Unit Value at end of period	1.295	1.721	1.595	0.985	—	—
Number of units outstanding at end of period	17,692,810	10,884,619	3,220,420	696,846	—	—
With E.S.P.
Unit Value at beginning of period	1.721	—	—	—	—	—
Unit Value at end of period	1.293	—	—	—	—	—
Number of units outstanding at end of period	3,615	—	—	—	—	—
MFS Research Portfolio (5/98)
Without E.S.P
Unit Value at beginning of period	1.197	1.285	1.054	1.000	—	—
Unit Value at end of period	0.915	1.197	1.285	1.054	—	—
Number of units outstanding at end of period	3,043,071	2,244,673	1,352,776	149,981	—	—
With E.S.P.
Unit Value at beginning of period	1.197	—	—	—	—	—
Unit Value at end of period	0.914	—	—	—	—	—
Number of units outstanding at end of period	5,234	—	—	—	—	—

APPENDIX A
CONDENSED FINANCIAL INFORMATION

THE TRAVELERS FUND ABD FOR VARIABLE ANNUITIES
Accumulation Unit Values
Unit Values are in dollars

	Period Ended December 31,*					Period From December 16, 1996 to December 31,

Funding Option	2001	2000	1999	1998	1997	1996*

Travelers Quality Bond Portfolio (5/97)
Without E.S.P.
Unit Value at beginning of period	1.190	1.128	1.131	1.057	1.001	1.000
Unit Value at end of period	1.257	1.190	1.128	1.131	1.057	1.001
Number of units outstanding at end of period	30,031,740	16,565,402	13,396,194	9,328,606	378,758	—
With E.S.P.
Unit Value at beginning of period	1.190	—	—	—	—	—
Unit Value at end of period	1.255	—	—	—	—	—
Number of units outstanding at end of period	34,750	—	—	—	—	—
Van Kampen Life Investment Trust
Comstock Portfolio – Class II (12/00)
Without E.S.P.
Unit Value at beginning of period	1.069	—	—	—	—	—
Unit Value at end of period	1.024	—	—	—	—	—
Number of units outstanding at end of period	3,476,351	—	—	—	—	—
With E.S.P.
Unit Value at beginning of period	1.069	—	—	—	—	—
Unit Value at end of period	1.023	—	—	—	—	—
Number of units outstanding at end of period	554,533	—	—	—	—	—
Enterprise Portfolio – Class II (12/00)
Without E.S.P.
Unit Value at beginning of period	0.997	—	—	—	—	—
Unit Value at end of period	0.781	—	—	—	—	—
Number of units outstanding at end of period	522,639	—	—	—	—	—
With E.S.P.
Unit Value at beginning of period	0.997	—	—	—	—	—
Unit Value at end of period	0.779	—	—	—	—	—
Number of units outstanding at end of period	249,534	—	—	—	—	—
Variable Insurance Products Fund II
Contrafund Portfolio Service Class 2 (5/00)
Without E.S.P
Unit Value at beginning of period	0.923	1.000	—	—	—	—
Unit Value at end of period	0.796	0.923	—	—	—	—
Number of units outstanding at end of period	8,023,592	3,113,370	—	—	—	—
With E.S.P.
Unit Value at beginning of period	0.923	—	—	—	—	—
Unit Value at end of period	0.795	—	—	—	—	—
Number of units outstanding at end of period	67,791	—	—	—	—	—

APPENDIX A
CONDENSED FINANCIAL INFORMATION

THE TRAVELERS FUND ABD FOR VARIABLE ANNUITIES
Accumulation Unit Values
Unit Values are in dollars

	Period Ended December 31,*									Period From December 16, 1996 to December 31,

Funding Option	2001	2000		1999		1998		1997		1996*

Variable Insurance Products Fund III
Dynamic Capital Appreciation Fund – Service Class 2 (12/00)
Without E.S.P.
Unit Value at beginning of period	0.957	—		—		—		—		—
Unit Value at end of period	0.673	—		—		—		—		—
Number of units outstanding at end of period	12,128	—		—		—		—		—
With E.S.P.
Unit Value at beginning of period	0.957	—		—		—		—		—
Unit Value at end of period	0.672	—		—		—		—		—
Number of units outstanding at end of period	-	—		—		—		—		—

Mid Cap Portfolio – Service Class 2 (12/00)
Without E.S.P.
Unit Value at beginning of period	1.000	—	—		—	—	—		—	—	—	—
Unit Value at end of period	0.999	—	—		—	—	—		—	—	—	—
Number of units outstanding at end of period	1,727,443	—	—		—	—	—		—	—	—	—
With E.S.P.
Unit Value at beginning of period	1.000	—
Unit Value at end of period	0.998	—
Number of units outstanding at end of period	4,482	—

The Company began tracking the Accumulation Unit values in 1996, however the Separate Account held no assets until 1997. The date next to each funding option’s name reflects the date money first came into the funding option through the Separate Account. Funding Options not listed had no amounts yet allocated to them. The financial statements for Fund ABD and the consolidated financial statements of The Travelers Insurance Company and its Subsidiaries are contained in the SAI.

Any funds not listed above were not available as of December 31, 2001.

†	No longer available to new contract owners.

*	“Number of Units Outstanding at end of period” may include annuity units.

**	Fund’s name has changed – see the prospectus.

(1)	As the result of a merger in 2001, Investors Funds acquired the assets and stated liabilities of The Travelers Series Trust: Strategic Stock Portfolio and The Travelers Series Trust: Jurika and Voyles Core Equity Portfolio.

APPENDIX B
CONDENSED FINANCIAL INFORMATION

THE TRAVELERS FUND ABD II FOR VARIABLE ANNUITIES
Accumulation Unit Values
Unit Values are in dollars

	Period Ended December 31,*					Period From December 16, 1996 to December 31,

Funding Option	2001	2000	1999	1998	1997	1996 *

Capital Appreciation Fund (12/96)
Without E.S.P.
Unit Value at beginning of period	2.387	3.098	2.046	1.283	1.032	1.000
Unit Value at end of period	1.739	2.387	3.098	2.046	1.283	1.032
Number of units outstanding at end of period	53,409,421	61,812,416	46,942,401	23,010,432	6,344,051	29,824
With E.S.P.
Unit Value at beginning of period	2.387	—	—	—	—	—
Unit Value at end of period	1.737	—	—	—	—	—
Number of units outstanding at end of period	336,154	—	—	—	—	—

Money Market Portfolio (2/97)
Without E.S.P.
Unit Value at beginning of period	1.160	1.107	1.070	1.033	1.000	—
Unit Value at end of period	1.187	1.160	1.107	1.070	1.033	—
Number of units outstanding at end of period	58,256,805	34,878,360	37,736,754	16,762,447	5,369,177	—
With E.S.P.
Unit Value at beginning of period	1.160	—	—	—	—	—
Unit Value at end of period	1.185	—	—	—	—	—
Number of units outstanding at end of period	360,510	—	—	—	—	—

AIM Variable Insurance Funds, Inc.
AIM V.I. Value Fund (4/01) **
Without E.S.P.
Unit Value at beginning of period	1.000	—	—	—	—	—
Unit Value at end of period	0.755	—	—	—	—	—
Number of units outstanding at end of period	3,727,475	—	—	—	—	—
With E.S.P.
Unit Value at beginning of period	1.000	—	—	—	—	—
Unit Value at end of period	0.754	—	—	—	—	—
Number of units outstanding at end of period	241,521	—	—	—	—	—

APPENDIX B
CONDENSED FINANCIAL INFORMATION

THE TRAVELERS FUND ABD II FOR VARIABLE ANNUITIES
Accumulation Unit Values
Unit Values are in dollars

	Period Ended December 31,*					Period From December 16, 1996 to December 31,

Funding Option	2001	2000	1999	1998	1997	1996*

Alliance Variable Product Series Fund, Inc.
Premier Growth Portfolio Class B (5/00)
Without E.S.P.
Unit Value at beginning of period	0.786	1.000	—	—	—	—
Unit Value at end of period	0.640	0.786	—	—	—	—
Number of units outstanding at end of period	18,982,017	13,647,974	—	—	—	—
With E.S.P.
Unit Value at beginning of period	0.786	—	—	—	—	—
Unit Value at end of period	0.639	—	—	—	—	—
Number of units outstanding at end of period	324,584	—	—	—	—	—
Credit Suisse Trust
Emerging Markets Portfolio (5/98)
Without E.S.P.
Unit Value at beginning of period	0.886	1.313	0.734	1.000	—	—
Unit Value at end of period	0.789	0.886	1.313	0.734	—	—
Number of units outstanding at end of period	4,624,645	4,854,364	2,521,807	780,839	—	—
With E.S.P.
Unit Value at beginning of period	0.886	—	—	—	—
Unit Value at end of period	0.788	—	—	—	—
Number of units outstanding at end of period	20,143	—	—	—	—
Delaware Group Premium Fund**
REIT Series (5/98)
Without E.S.P.
Unit Value at beginning of period	1.121	0.866	0.901	1.000	—	—
Unit Value at end of period	1.203	1.121	0.866	0.901	—	—
Number of units outstanding at end of period	2,866,778	2,273,183	1,280,359	632,612	—	—
With E.S.P.
Unit Value at beginning of period	1.121
Unit Value at end of period	1.201
Number of units outstanding at end of period	50,526
Dreyfus Variable Investment Fund
Appreciation Portfolio — Initial Class (4/98)
Without E.S.P.
Unit Value at beginning of period	1.198	1.223	1.112	1.000	—	—
Unit Value at end of period	1.071	1.198	1.223	1.112	—	—
Number of units outstanding at end of period	11,636,949	12,271,080	10,488,399	2,833,960	—	—
With E.S.P.
Unit Value at beginning of period	1.198	—	—	—	—	—
Unit Value at end of period	1.069	—	—	—	—	—
Number of units outstanding at end of period	336,104	—	—	—	—	—

APPENDIX B
CONDENSED FINANCIAL INFORMATION

THE TRAVELERS FUND ABD II FOR VARIABLE ANNUITIES
Accumulation Unit Values
Unit Values are in dollars

	Period Ended December 31,*					Period From December 16, 1996 to December 31,

Funding Option	2001	2000	1999	1998	1997	1996*

Small Cap Portfolio — Initial Class (4/98)
Without E.S.P.
Unit Value at beginning of period	1.182	1.058	0.871	1.000	—	—
Unit Value at end of period	1.094	1.182	1.058	0.871	—	—
Number of units outstanding at end of period	19,065,688	13,636,390	7,815,322	3,051,249	—	—
With E.S.P.
Unit Value at beginning of period	1.182	—	—	—	—	—
Unit Value at end of period	1.092	—	—	—	—	—
Number of units outstanding at end of period	96,701	—	—	—	—	—
Greenwich Street Series Fund
Equity Index Portfolio Class II Shares (5/99)
Without E.S.P.
Unit Value at beginning of period	0.982	1.098	1.000	—	—	—
Unit Value at end of period	0.848	0.982	1.098	—	—	—
Number of units outstanding at end of period	16,104,947	10,807,508	3,460,443	—	—	—
With E.S.P.
Unit Value at beginning of period	0.982	—	—	—	—	—
Unit Value at end of period	0.847	—	—	—	—	—
Number of units outstanding at end of period	422,599	—	—	—	—	—
Janus Aspen Series
Balanced Portfolio Service Shares (5/00)
Without E.S.P.
Unit Value at beginning of period	0.972	1.000	—	—	—	—
Unit Value at end of period	0.911	0.972	—	—	—	—
Number of units outstanding at end of period	12,635,819	5,246,201	—	—	—	—
With E.S.P.
Unit Value at beginning of period	0.972	—	—	—	—	—
Unit Value at end of period	0.910	—	—	—	—	—
Number of units outstanding at end of period	1,393,717	—	—	—	—	—
Global Life Sciences Portfolio — Service Shares (5/00)
Without E.S.P.
Unit Value at beginning of period	1.135	1.000	—	—	—	—
Unit Value at end of period	0.931	1.135	—	—	—	—
Number of units outstanding at end of period	3,200,999	2,447,663	—	—	—	—
With E.S.P.
Unit Value at beginning of period	1.135	—	—	—	—	—
Unit Value at end of period	0.930	—	—	—	—	—
Number of units outstanding at end of period	95,078	—	—	—	—	—

APPENDIX B
CONDENSED FINANCIAL INFORMATION

THE TRAVELERS FUND ABD II FOR VARIABLE ANNUITIES
Accumulation Unit Values
Unit Values are in dollars

	Period Ended December 31,*					Period From December 16, 1996 to December 31,

Funding Option	2001	2000	1999	1998	1997	1996*

Global Technology Portfolio — Service Shares (5/00)
Without E.S.P.
Unit Value at beginning of period	0.672	1.000	—	—	—	—
Unit Value at end of period	0.415	0.672	—	—	—	—
Number of units outstanding at end of period	9,044,726	7,604,465	—	—	—	—
With E.S.P.
Unit Value at beginning of period	0.672	—	—	—	—	—
Unit Value at end of period	0.414	—	—	—	—	—
Number of units outstanding at end of period	175,237	—	—	—	—	—
Worldwide Growth Portfolio — Service Shares (5/00)
Without E.S.P.
Unit Value at beginning of period	0.798	1.000	—	—	—	—
Unit Value at end of period	0.609	0.798	—	—	—	—
Number of units outstanding at end of period	22,841,930	13,421,744	—	—	—	—
With E.S.P.
Unit Value at beginning of period	0.798	—	—	—	—	—
Unit Value at end of period	0.608	—	—	—	—	—
Number of units outstanding at end of period	2,406,047	—	—	—	—	—
PIMCO Variable Insurance Trust
Total Return Bond Portfolio (5/01) **
Without E.S.P.
Unit Value at beginning of period	1.000	—	—	—	—	—
Unit Value at end of period	1.053	—	—	—	—	—
Number of units outstanding at end of period	5,336,214	—	—	—	—	—
With E.S.P.
Unit Value at beginning of period	1.000	—	—	—	—	—
Unit Value at end of period	1.051	—	—	—	—	—
Number of units outstanding at end of period	103,986	—	—	—	—	—

APPENDIX B
CONDENSED FINANCIAL INFORMATION

THE TRAVELERS FUND ABD II FOR VARIABLE ANNUITIES
Accumulation Unit Values
Unit Values are in dollars

	Period Ended December 31,*					Period From December 16, 1996 to December 31,

Funding Option	2001	2000	1999	1998	1997	1996*

Putnam Variable Trust
Putnam VT International Growth Fund — Class IB (5/01)
Without E.S.P.
Unit Value at beginning of period	1.000	—	—	—	—	—
Unit Value at end of period	0.857	—	—	—	—	—
Number of units outstanding at end of period	999,717	—	—	—	—	—
With E.S.P.
Unit Value at beginning of period	1.000
Unit Value at end of period	0.856
Number of units outstanding at end of period	24,093
Putnam VT Small Cap Value Fund — Class IB (5/01)
Without E.S.P.
Unit Value at beginning of period	1.000	—	—	—	—	—
Unit Value at end of period	1.088	—	—	—	—	—
Number of units outstanding at end of period	816,572	—	—	—	—	—
With E.S.P.
Unit Value at beginning of period	1.000
Unit Value at end of period	1.087
Number of units outstanding at end of period	27,820
Putnam VT Voyager II Fund — Class IB (5/01)
Without E.S.P.
Unit Value at beginning of period	1.000	—	—	—	—	—
Unit Value at end of period	0.806	—	—	—	—	—
Number of units outstanding at end of period	154,441	—	—	—	—	—
With E.S.P.
Unit Value at beginning of period	1.000	—	—	—	—	—
Unit Value at end of period	0.805	—	—	—	—	—
Number of units outstanding at end of period	7,226	—	—	—	—	—

APPENDIX B
CONDENSED FINANCIAL INFORMATION

THE TRAVELERS FUND ABD II FOR VARIABLE ANNUITIES
Accumulation Unit Values
Unit Values are in dollars

	Period Ended December 31,*					Period From December 16, 1996 to December 31,

Funding Option	2001	2000	1999	1998	1997	1996*

Salomon Brothers Variable Series Funds, Inc.
Capital fund (5/98)
Without E.S.P.
Unit Value at beginning of period	1.522	1.305	—	—	—	—
Unit Value at end of period	1.529	1.522	—	—	—	—
Number of units outstanding at end of period	12,398,140	5,750,512	—	—	—	—
With E.S.P.
Unit Value at beginning of period	1.522	—	—	—	—	—
Unit Value at end of period	1.527	—	—	—	—	—
Number of units outstanding at end of period	1,558,759	—	—	—	—	—
Investors Fund (4/98) (1)
Without E.S.P.
Unit Value at beginning of period	1.287	1.132	1.029	1.000	—	—
Unit Value at end of period	1.216	1.287	1.132	1.029	—	—
Number of units outstanding at end of period	19,646,073	12,889,045	8,670,638	3,232,444	—	—
With E.S.P.
Unit Value at beginning of period	1.287	—	—	—	—	—
Unit Value at end of period	1.214	—	—	—	—	—
Number of units outstanding at end of period	1,037,329	—	—	—	—	—

Small Cap Growth Fund (5/00)
Without E.S.P.
Unit Value at beginning of period	0.987	1.000	—	—	—	—
Unit Value at end of period	0.903	0.987	—	—	—	—
Number of units outstanding at end of period	4,642,573	2,056,506	—	—	—	—
With E.S.P.
Unit Value at beginning of period	0.987	—	—	—	—	—
Unit Value at end of period	0.901	—	—	—	—	—
Number of units outstanding at end of period	940,675	—	—	—	—	—

APPENDIX B
CONDENSED FINANCIAL INFORMATION

THE TRAVELERS FUND ABD II FOR VARIABLE ANNUITIES
Accumulation Unit Values
Unit Values are in dollars

	Period Ended December 31,*					Period From December 16, 1996 to December 31,

Funding Option	2001	2000	1999	1998	1997	1996*

Travelers Series Fund, Inc.
AIM Capital Appreciation Portfolio (10/00)
Without E.S.P.
Unit Value at beginning of period	0.783	—	—	—	—	—
Unit Value at end of period	0.588	—	—	—	—	—
Number of units outstanding at end of period	2,101,669	—	—	—	—	—
With E.S.P.
Unit Value at beginning of period	0.783	—	—	—	—	—
Unit Value at end of period	0.587	—	—	—	—	—
Number of units outstanding at end of period	-	—	—	—	—	—
Alliance Growth Portfolio (12/96)
Without E.S.P.
Unit Value at beginning of period	1.765	2.189	1.679	1.319	1.037	1.000
Unit Value at end of period	1.508	1.765	2.189	1.679	1.319	1.037
Number of units outstanding at end of period	49,957,444	55,775,319	47,167,905	31,011,054	8,259,362	2,250
With E.S.P.
Unit Value at beginning of period	1.765	—	—	—	—	—
Unit Value at end of period	1.506	—	—	—	—	—
Number of units outstanding at end of period	118,014	—	—	—	—	—
MFS Total Return Portfolio (1/97)
Without E.S.P.
Unit Value at beginning of period	1.517	1.319	1.303	1.183	1.000	—
Unit Value at end of period	1.496	1.517	1.319	1.303	1.183	—
Number of units outstanding at end of period	58,911,806	53,326,538	54,290,552	42,017,841	9,959,634	—
With E.S.P.
Unit Value at beginning of period	1.517	—	—	—	—	—
Unit Value at end of period	1.493	—	—	—	—	—
Number of units outstanding at end of period	354,027	—	—	—	—	—
Putnam Diversified Income Portfolio (12/96)†
Without E.S.P.
Unit Value at beginning of period	1.040	1.059	1.062	1.070	1.007	1.000
Unit Value at end of period	1.069	1.040	1.059	1.062	1.070	1.007
Number of units outstanding at end of period	5,471,566	5,247,966	4,489,463	3,797,291	1,132,608	3,300
With E.S.P.
Unit Value at beginning of period	1.040	—	—	—	—	—
Unit Value at end of period	1.067	—	—	—	—	—
Number of units outstanding at end of period	-	—	—	—	—	—

APPENDIX B
CONDENSED FINANCIAL INFORMATION

THE TRAVELERS FUND ABD II FOR VARIABLE ANNUITIES
Accumulation Unit Values
Unit Values are in dollars

	Period Ended December 31,*					Period From December 16, 1996 to December 31,

Funding Option	2001	2000	1999	1998	1997	1996*

The Travelers Series Trust
Convertible Securities Portfolio (5/98)**
Without E.S.P.
Unit Value at beginning of period	1.299	1.170	1.000	1.000	—	—
Unit Value at end of period	1.270	1.299	1.170	1.000	—	—
Number of units outstanding at end of period	12,986,021	7,553,759	2,431,429	414,907	—	—
With E.S.P.
Unit Value at beginning of period	1.299	—	—	—	—	—
Unit Value at end of period	1.268	—	—	—	—	—
Number of units outstanding at end of period	279,787	—	—	—	—	—
Disciplined Mid Cap Stock Portfolio (6/97)
Without E.S.P.
Unit Value at beginning of period	1.773	1.541	1.377	1.195	1.000	—
Unit Value at end of period	1.677	1.773	1.541	1.377	1.195	—
Number of units outstanding at end of period	8,489,614	8,454,274	6,716,626	5,142,990	1,668,733	—
With E.S.P.
Unit Value at beginning of period	1.773	—	—	—	—	—
Unit Value at end of period	1.675	—	—	—	—	—
Number of units outstanding at end of period	60,704	—	—	—	—	—
Equity Income Portfolio (12/96)
Without E.S.P.
Unit Value at beginning of period	1.652	1.535	1.484	1.339	1.026	1.000
Unit Value at end of period	1.521	1.652	1.535	1.484	1.339	1.026
Number of units outstanding at end of period	37,809,816	37,849,058	35,687,217	25,733,333	6,719,150	30,196
With E.S.P.
Unit Value at beginning of period	1.652	—	—	—	—	—
Unit Value at end of period	1.519	—	—	—	—	—
Number of units outstanding at end of period	841,328	—	—	—	—	—
Federated High Yield Portfolio (1/97)
Without E.S.P.
Unit Value at beginning of period	1.084	1.196	1.177	1.140	1.000	—
Unit Value at end of period	1.089	1.084	1.196	1.177	1.140	—
Number of units outstanding at end of period	18,636,158	19,736,049	22,260,856	18,811,555	4,566,993	—
With E.S.P.
Unit Value at beginning of period	1.084	—	—	—	—	—
Unit Value at end of period	1.088	—	—	—	—	—
Number of units outstanding at end of period	142,360	—	—	—	—	—

APPENDIX B
CONDENSED FINANCIAL INFORMATION

THE TRAVELERS FUND ABD II FOR VARIABLE ANNUITIES
Accumulation Unit Values
Unit Values are in dollars

	Period Ended December 31,*					Period From December 16, 1996 to December 31,

Funding Option	2001	2000	1999	1998	1997	1996*

Federated Stock Portfolio (1/97)
Without E.S.P.
Unit Value at beginning of period	1.588	1.552	1.494	1.285	1.000	—
Unit Value at end of period	1.592	1.588	1.552	1.494	1.285	—
Number of units outstanding at end of period	12,210,400	13,157,332	14,406,177	11,892,034	3,816,999	—
With E.S.P.
Unit Value at beginning of period	1.588	—	—	—	—	—
Unit Value at end of period	1.589	—	—	—	—	—
Number of units outstanding at end of period	49,959	—	—	—	—	—
Large Cap Portfolio (12/96)
Without E.S.P.
Unit Value at beginning of period	1.790	2.123	1.665	1.245	1.023	1.000
Unit Value at end of period	1.459	1.790	2.123	1.665	1.245	1.023
Number of units outstanding at end of period	31,920,493	34,231,283	28,051,763	15,040,703	4,815,858	7,800
With E.S.P.
Unit Value at beginning of period	1.790	—	—	—	—	—
Unit Value at end of period	1.457	—	—	—	—	—
Number of units outstanding at end of period	580,647	—	—	—	—	—
Lazard International Stock Portfolio (12/96)
Without E.S.P.
Unit Value at beginning of period	1.275	1.460	1.216	1.095	1.027	1.000
Unit Value at end of period	0.928	1.275	1.460	1.216	1.095	1.027
Number of units outstanding at end of period	31,135,028	30,394,514	25,226,349	17,270,810	5,694,288	5,702
With E.S.P.
Unit Value at beginning of period	1.275	—	—	—	—	—
Unit Value at end of period	0.926	—	—	—	—	—
Number of units outstanding at end of period	31,327	—	—	—	—	—
MFS Emerging Growth Portfolio (12/96)
Without E.S.P.
Unit Value at beginning of period	2.179	2.766	1.587	1.198	1.004	1.000
Unit Value at end of period	1.371	2.179	2.766	1.587	1.198	1.004
Number of units outstanding at end of period	25,825,528	29,190,353	22,881,721	15,538,984	4,218,974	31,886
With E.S.P.
Unit Value at beginning of period	2.179	—	—	—	—	—
Unit Value at end of period	1.369	—	—	—	—	—
Number of units outstanding at end of period	89,035	—	—	—	—	—

APPENDIX B
CONDENSED FINANCIAL INFORMATION

THE TRAVELERS FUND ABD II FOR VARIABLE ANNUITIES
Accumulation Unit Values (Continued)

	Period Ended December 31,*					Period From December 16, 1996 to December 31,

Funding Option	2001	2000	1999	1998	1997	1996*

MFS Mid Cap Growth Portfolio (4/98)
Without E.S.P.
Unit Value at beginning of period	1.721	1.595	0.985	1.000	—	—
Unit Value at end of period	1.295	1.721	1.595	0.985	—	—
Number of units outstanding at end of period	16,854,809	14,558,647	4,760,902	965,761	—	—
With E.S.P.
Unit Value at beginning of period	1.721	—	—	—	—	—
Unit Value at end of period	1.293	—	—	—	—	—
Number of units outstanding at end of period	72,577	—	—	—	—	—
MFS Research Portfolio (5/98)
Without E.S.P.
Unit Value at beginning of period	1.197	1.285	1.054	1.000	—	—
Unit Value at end of period	0.915	1.197	1.285	1.054	—	—
Number of units outstanding at end of period	2,090,679	1,772,277	669,474	211,400	—	—
With E.S.P.
Unit Value at beginning of period	1.197	—	—	—	—	—
Unit Value at end of period	0.914	—	—	—	—	—
Number of units outstanding at end of period	30,471	—	—	—	—	—
Travelers Quality Bond Portfolio (12/96)
Without E.S.P.
Unit Value at beginning of period	1.190	1.128	1.131	1.057	1.001	1.000
Unit Value at end of period	1.257	1.190	1.128	1.131	1.057	1.001
Number of units outstanding at end of period	35,205,769	26,960,877	26,069,226	15,435,236	3,137,736	95,203
With E.S.P.
Unit Value at beginning of period	1.190	—	—	—	—	—
Unit Value at end of period	1.255	—	—	—	—	—
Number of units outstanding at end of period	84,704	—	—	—	—	—

APPENDIX B
CONDENSED FINANCIAL INFORMATION

THE TRAVELERS FUND ABD II FOR VARIABLE ANNUITIES
Accumulation Unit Values (Continued)

	Period Ended December 31,*										Period From December 16, 1996 to December 31,

Funding Option	2001		2000		1999		1998		1997		1996*

Van Kampen Life Investment Trust
Comstock Portfolio – Class II (12/00)
Without E.S.P.
Unit Value at beginning of period	1.069		—		—		—		—		—
Unit Value at end of period	1.024		—		—		—		—		—
Number of units outstanding at end of period	8,766,086		—		—		—		—		—
With E.S.P.
Unit Value at beginning of period	1.069		—		—		—		—		—
Unit Value at end of period	1.023		—		—		—		—		—
Number of units outstanding at end of period	5,630,049		—		—		—		—		—
Enterprise Portfolio – Class II (5/98)
Without E.S.P.
Unit Value at beginning of period	1.132		—		—		—		—		—
Unit Value at end of period	0.781		—		—		—		—		—
Number of units outstanding at end of period	2,530,977		—		—		—		—		—
With E.S.P.
Unit Value at beginning of period		1.132		—		—		—		—		—
Unit Value at end of period		0.779		—		—		—		—		—
Number of units outstanding at end of period		1,289,753		—		—		—		—		—
Variable Insurance Produces Fund II
Contrafund Portfolio Service Class 2 (5/00)
Without E.S.P.
Unit Value at beginning of period		0.923		1.000		—		—		—		—
Unit Value at end of period		0.796		0.923		—		—		—		—
Number of units outstanding at end of period		8,215,904		3,718,600		—		—		—		—
With E.S.P.
Unit Value at beginning of period	0.923		—		—		—		—		—
Unit Value at end of period	0.795		—		—		—		—		—
Number of units outstanding at end of period	812,432		—		—		—		—		—
Variable Insurance Products Fund III
Dynamic Capital Appreciation Fund – Service Class 2 (6/01)
Without E.S.P.
Unit Value at beginning of period	1.000		—		—		—		—		—
Unit Value at end of period	0.673		—		—		—		—		—
Number of units outstanding at end of period	101,442		—		—		—		—		—
With E.S.P.
Unit Value at beginning of period	1.000		—		—		—		—		—
Unit Value at end of period	0.672		—		—		—		—		—
Number of units outstanding at end of period	-		—		—		—		—		—

APPENDIX B
CONDENSED FINANCIAL INFORMATION

THE TRAVELERS FUND ABD II FOR VARIABLE ANNUITIES
Accumulation Unit Values (Continued)

	Period Ended December 31,*					Period From December 16, 1996 to December 31,

Funding Option	2001	2000	1999	1998	1997	1996*

Mid Cap Portfolio – Service Class 2 (1/01)
Without E.S.P.
Unit Value at beginning of period	1.000	—	—	—	—	—
Unit Value at end of period	0.999	—	—	—	—	—
Number of units outstanding at end of period	1,308,941	—	—	—	—	—
With E.S.P.
Unit Value at beginning of period	1.000
Unit Value at end of period	0.998
Number of units outstanding at end of period	422,120

The Company began tracking the Accumulation Unit Values in 1996, however the Separate Account had no assets until 1997. The date next to each funding option’s name reflects the date money first came into the funding option through the Separate Account. Funding Options not listed had no amounts yet allocated to them. The financial statements for Fund ABD II and the financial statements of The Travelers Life and Annuity Company are contained in the SAI.

Any funds not listed above were not available as of December 31, 2001.

†	No longer available to new contract owners.

*	“Number of units outstanding at end of period” may include annuity units.

**	Fund’s name has changed –see prospectus.

(1)	As the result of a merger in 2001, Investors Funds acquired the assets and stated liabilities of The Travelers Series Trust: Strategic Stock Portfolio and The Travelers Series Trust: Jurika and Voyles Core Equity Portfolio.

APPENDIX C

THE FIXED ACCOUNT

The Fixed Account is part of the Company’s general account assets. These general account assets include all assets of the Company other than those held in the separate accounts sponsored by the Company or its affiliates.

The staff of the SEC does not generally review the disclosure in the prospectus relating to the Fixed Account. Disclosure regarding the Fixed Account and the general account may, however, be subject to certain provisions of the federal securities laws relating to the accuracy and completeness of statements made in the prospectus.

Under the Fixed Account, the Company assumes the risk of investment gain or loss, guarantees a specified interest rate, and guarantees a specified periodic annuity payment. The investment gain or loss of the Separate Account or any of the funding options does not affect the Fixed Account contract value, or the dollar amount of fixed annuity payments made under any payout option.

We guarantee that, at any time, the Fixed Account contract value will not be less than the amount of the purchase payments allocated to the Fixed Account, plus interest credited as described below, less any applicable premium taxes or prior withdrawals.

Purchase payments allocated to the Fixed Account and any transfers made to the Fixed Account become part of the Company’s general account, which supports insurance and annuity obligations. The general account and any interest therein is not registered under, or subject to the provisions of, the Securities Act of 1933 or Investment Company Act of 1940. We will invest the assets of the Fixed Account at our discretion. Investment income from such Fixed Account assets will be allocated to us and to the Contracts participating in the Fixed Account.

Investment income from the Fixed Account allocated to us includes compensation for mortality and expense risks borne by us in connection with Fixed Account Contracts. The amount of such investment income allocated to the Contracts will vary from year to year in our sole discretion at such rate or rates as we prospectively declare from time to time.

We guarantee the initial rate for any allocations into the Fixed Account for one year from the date of such allocation. We guarantee subsequent renewal rates for the calendar quarter. We also guarantee that for the life of the Contract we will credit interest at not less than 3% per year. We will determine any interest we credit to amounts allocated to the Fixed Account in excess of 3% per year in our sole discretion. You assume the risk that interest credited to the Fixed Account may not exceed the minimum guarantee of 3% for any given year.

Transfers

You may make transfers from the Fixed Account to any other available variable funding option(s) twice a year during the 30 days following the semiannual anniversary of the contract date. We limit transfers to an amount of up to 15% of the Fixed Account contract value on the semiannual contract date anniversary. (This restriction does not apply to transfers under the Dollar Cost Averaging Program.) Amounts previously transferred from the Fixed Account to variable funding options may not be transferred back to the Fixed Account for a period of at least six months from the date of transfer. We reserve the right to waive either of these restrictions.

Automated transfers from the Fixed Account to any of the variable funding options may begin at any time. Automated transfers from the Fixed Account may not deplete your Fixed Account value in a period of less than twelve months from your enrollment in the Dollar Cost Averaging Program.

C-1

APPENDIX D

CONTENTS OF THE STATEMENT OF ADDITIONAL INFORMATION

The Statement of Additional Information contains more specific information and financial statements relating to The Travelers Insurance Company or The Travelers Life and Annuity Company. A list of the contents of the Statement of Additional Information is set forth below:

      The Insurance Company
      Principal Underwriter
      Distribution and Principal Underwriting Agreement
      Valuation of Assets
      Performance Information
      Federal Tax Considerations
      Independent Accountants
      Financial Statements

Copies of the Statement of Additional Information dated May 1, 2002 are available without charge. To request a copy, please clip this coupon on the dotted line above, enter your name and address in the spaces provided below, and mail to: The Travelers Insurance Company, Annuity Investor Services, One Tower Square, Hartford, Connecticut 06183. The Travelers Insurance Company Statement of Additional Information is printed on Form L-20686S, and The Travelers Life and Annuity Statement of Additional Information is printed on Form L-20687S.

Name:
Address:

D-1

L-20686	May 1, 2002

Travelers Portfolio Architect Select Annuity Prospectus:

The Travelers Fund ABD For Variable Annuities
The Travelers Fund ABD II For Variable Annuities

This prospectus describes Travelers Portfolio Architect Select Annuity, a flexible premium deferred variable annuity contract (the “Contract”) issued by The Travelers Insurance Company or The Travelers Life and Annuity Company. Refer to the first page of your Contract for the name of your issuing company. The Contract is available in connection with certain retirement plans that qualify for special federal income tax treatment (“qualified Contracts”) as well as those that do not qualify for such treatment (“nonqualified Contracts”). We may issue it as an individual Contract or as a group Contract. When we issue a group Contract, you will receive a certificate summarizing the Contract’s provisions. For convenience, we refer to Contracts and certificates as “Contracts.”

You can choose to have your premium (“purchase payments”) accumulate on a variable and/or fixed basis in one of our funding options. Your contract value before the maturity date and the amount of monthly income afterwards will vary daily to reflect the investment experience of the variable funding options you select. You bear the investment risk of investing in the variable funding options. The variable funding options are:

Capital Appreciation Fund	Salomon Brothers Variable Series Fund Inc.
Money Market Portfolio	Capital Fund
AIM Variable Insurance Funds	Investors Fund
AIM V.I. Premier Equity Fund(1)- Series I	Travelers Series Fund Inc.
Alliance Variable Product Series Fund, Inc.	AIM Capital Appreciation Portfolio
Premier Growth Portfolio - Class B	Alliance Growth Portfolio
Credit Suisse Trust(2)	MFS Total Return Portfolio
Credit Suisse Emerging Markets Portfolio	Smith Barney Aggressive Growth Portfolio
Delaware VIP Trust(3)	Smith Barney Large Capitalization Growth Portfolio
VIP REIT Series - Standard Class(4)	The Travelers Series Trust
Dreyfus Variable Investment Fund	Convertible Securities Portfolio(6)
Appreciation Portfolio — Initial Shares	Disciplined Mid Cap Stock Portfolio
Small Cap Portfolio — Initial Shares	Equity Income Portfolio
Greenwich Street Series Fund	Federated High Yield Portfolio
Appreciation Portfolio	Federated Stock Portfolio
Equity Index Portfolio — Class II Shares	Large Cap Portfolio
Fundamental Value Portfolio	Lazard International Stock Portfolio
Janus Aspen Series	MFS Emerging Growth Portfolio
Balanced Portfolio — Service Shares	MFS Mid Cap Growth Portfolio
Global Life Sciences Portfolio — Service Shares	Travelers Quality Bond Portfolio
Global Technology Portfolio — Service Shares	Van Kampen Life Investment Trust
Worldwide Growth Portfolio — Service Shares	Comstock Portfolio — Class II Shares
PIMCO Variable Insurance Trust	Emerging Growth Portfolio — Class II Shares
Total Return Portfolio — Administrative Class(5)	Variable Insurance Products Fund II (Fidelity)
Putnam Variable Trust	Contrafund® Portfolio — Service Class 2
Putnam VT International Growth Fund — Class IB Shares	Variable Insurance Products Fund III (Fidelity)
Putnam VT Voyager II Fund — Class IB Shares	Mid Cap Portfolio — Service Class 2

(1)	Formerly AIM V.I. Value Fund	(4)	Formerly REIT Series
(2)	Formerly Credit Suisse Warburg Pincus Trust	(5)	Formerly Total Return Bond Portfolio
(3)	Formerly Delaware Group Premium Fund	(6)	Formerly Convertible Bond Portfolio

The Contract, certain contract features and/or some of the funding options may not be available in all states. The current prospectuses for the underlying funds that support the variable funding options must accompany this prospectus. Read and retain them for future reference.

This prospectus provides the information that you should know before investing in the Contract. You can receive additional information about your Contract by requesting a copy of the Statement of Additional Information (“SAI”) dated May 1, 2002. We filed the SAI with the Securities and Exchange Commission (“SEC”), and it is incorporated by reference into this prospectus. To request a copy, write to The Travelers Insurance Company, Annuity Investor Services, One Tower Square, Hartford, Connecticut 06183, call 1-800-842-8573 or access the SEC’s website (http://www.sec.gov). See Appendix D for the SAI’s table of contents.

Neither the Securities and Exchange Commission nor any state securities commission has approved or disapproved these securities or the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

Variable annuity contracts are not deposits of any bank, and are not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Prospectus dated May 1, 2002

Index of Special Terms	2	Fixed Annuity	30
Summary	3	Payments Options	30
Fee Table	6	Election of Options	30
Condensed Financial Information	14	Annuity Options	31
The Annuity Contract	14	Income Options	31
Contract Owner Inquiries	14	Variable Liquidity Benefit	32
Purchase Payments	14	Miscellaneous Contract Provisions	32
Accumulation Units	14	Right to Return	32
The Variable Funding Options	15	Termination	32
The Fixed Account	19	Required Reports	32
Charges and Deductions	19	Suspension of Payments	33
General	19	The Separate Accounts	33
Withdrawal Charge	20	Performance Information	33
Free Withdrawal Allowance	20	Federal Tax Considerations	34
Administrative Charges	20	Non-Resident Aliens	34
Mortality and Expense Risk Charge	21	General Taxation of Annuities	34
E.S.P. Charge	21	Types of Contracts: Qualified or Nonqualified	34
Variable Liquidity Benefit Charge	21	Nonqualified Annuity Contracts	35
Variable Funding Option Expenses	21	Puerto Rico Tax Considerations	35
Premium Tax	21	Qualified Annuity Contracts	35
Changes in Taxes Based Upon		Penalty Tax for Premature Distributions	36
Premium or Value	21	Diversification Requirements for
Transfers	21	Variable Annuities	36
Dollar Cost Averaging	22	Ownership of the Investments	36
Access to Your Money	23	Mandatory Distributions for Qualified Plans	36
Systematic Withdrawals	23	Taxation of Death Benefit Proceeds	37
Loans	23	Other Information	37
Ownership Provisions	24	The Insurance Companies	37
Types of Ownership	24	Financial Statements	37
Contract Owner	24	Distribution of Variable Annuity Contracts	37
Beneficiary	24	Conformity with State and Federal Laws	37
Annuitant	24	Voting Rights	37
Death Benefit	25	Legal Proceedings and Opinions	38
Death Proceeds Before the Maturity Date	25	Appendix A: Condensed Financial Information for The
E.S.P.	25	Travelers Insurance Company Separate Account ABD	A-1
Payment of Proceeds	26	Appendix B: Condensed Financial Information for The
Spousal Contract Continuance	28	Travelers Life and Annuity Company Separate Account
Beneficiary Contract Continuance	28	ABD II	B-1
Planned Death Benefit	29	Appendix C: The Fixed Account	C-1
Death Proceeds After the Maturity Date	29	Appendix D: Contents of the Statement of Additional
The Annuity Period	29	Information	D-1
Maturity Date	29
Allocation of Annuity	30
Variable Annuity	30

INDEX OF SPECIAL TERMS

The following terms are italicized throughout the prospectus. Refer to the page listed for an explanation of each term.

Accumulation Unit	14	Death Report Date	25
Accumulation Period	14	Fixed Account	C-1
Annuitant	24	Joint Owner	24
Annuity Payments	29	Maturity Date	29
Annuity Unit	14	Net Investment Rate	31
Cash Surrender Value	23	Purchase Payment	14
Contingent Annuitant	24	Rider Effective Date	25
Contract Date	14	Underlying Fund	15
Contract Owner	24	Variable Funding Option(s)	15
Contract Value	14	Written Request	14
Contract Year	14

2

Summary:
Travelers Portfolio Architect Select Annuity

This summary details some of the more important points that you should know and consider before purchasing the Contract. Please read the entire prospectus carefully.

What company will issue my Contract? Your issuing company is either The Travelers Insurance Company or The Travelers Life and Annuity Company, (“the Company,” “We” or “Us”). Refer to your Contract for the name of your issuing company. Each company sponsors its own segregated asset account (“Separate Account”). The Travelers Insurance Company sponsors the Travelers Fund ABD for Variable Annuities (“Fund ABD”); The Travelers Life and Annuity Company sponsors the Travelers Fund ABD II for Variable Annuities (“Fund ABD II”). When we refer to the Separate Account, we are referring to either Fund ABD or Fund ABD II, depending upon your issuing Company.

You may only purchase a Contract in states where the Contract has been approved for sale. The Contract may not currently be available for sale in all states.

Can you give me a general description of the Contract? We designed the Contract for retirement savings or other long-term investment purposes. The Contract provides a death benefit as well as guaranteed payout options. You direct your payment(s) to one or more of the variable funding options and/or to the Fixed Account that is part of our general account (the “Fixed Account”). We guarantee money directed to the Fixed Account as to principal and interest. The variable funding options are designed to produce a higher rate of return than the Fixed Account; however, this is not guaranteed. You can also lose money in the variable funding options.

The Contract, like all deferred variable annuity contracts, has two phases: the accumulation phase and the payout phase. During the accumulation phase generally, under a qualified contract, your pre-tax contributions accumulate on a tax-deferred basis and are taxed as income when you make a withdrawal, presumably when you are in a lower tax bracket. During the accumulation phase, under a nonqualified contract, earnings on your after-tax contributions accumulate on a tax-deferred basis and are taxed as income when you make a withdrawal. The payout phase occurs when you begin receiving payments from your Contract. The amount of money you accumulate in your Contract determines the amount of income (annuity payments) you receive during the payout phase.

During the payout phase, you may choose one of a number of annuity options. You may receive income payments from the variable funding options and/or the Fixed Account. If you elect variable income payments, the dollar amount of your payments may increase or decrease. Once you choose one of the annuity options or income options and begin to receive payments, it cannot be changed.

Who should purchase this Contract? The Contract is currently available for use in connection with (1) individual nonqualified purchases; (2) rollovers from Individual Retirement Annuities (IRAs); (3) rollovers from other qualified retirement plans and (4) beneficiary-directed transfers of death proceeds from another contract. Qualified contracts include contracts qualifying under Section 401(a), 403(b), or 408(b) of the Internal Revenue Code of 1986, as amended. Purchase of this Contract through a tax qualified retirement plan (“Plan”) does not provide any additional tax deferral benefits beyond those provided by the Plan. Accordingly, if you are purchasing this Contract through a Plan, you should consider purchasing this Contract for its Death Benefit, Annuity Option Benefits, and other non-tax-related benefits.

You may purchase the Contract with an initial payment of at least $5000. You may make additional payments of at least $500 at any time during the accumulation phase. No additional payments are allowed if this Contract is purchased with a beneficiary-directed transfer of death proceeds.

Is there a right to return period? If you cancel the Contract within twenty days after you receive it, you will receive a full refund of your contract value plus any Contract charges and premium taxes you paid (but not fees and charges assessed by the underlying funds). Where state law requires a longer right to return period, or the return of purchase payments, the Company will comply. You bear the investment risk on the purchase payment allocated to a variable funding option during the right to return period; therefore, the contract value we return may be greater or less than your purchase payment.

3

If you purchased your Contract as an Individual Retirement Annuity, and you return it within the first seven days after delivery, we will refund your full purchase payment. During the remainder of the right to return period, we will refund your contract value (including charges we assessed). We will determine your contract value at the close of business on the day we receive a written request for a refund.

Can you give a general description of the variable funding options and how they operate? Through its subaccounts, the Separate Account uses your purchase payments to purchase units, at your direction, of one or more of the variable funding options. In turn, each variable funding option invests in an underlying mutual fund (“underlying fund”) that holds securities consistent with its own investment policy. Depending on market conditions, you may make or lose money in any of these variable funding options.

You can transfer among the variable funding options as frequently as you wish without any current tax implications. Currently there is no limit to the number of transfers allowed. We may, in the future, limit the number of transfers allowed. At a minimum, we would always allow one transfer every six months. We reserve the right to restrict transfers that we determine will disadvantage other contract owners. You may transfer between the Fixed Account and the variable funding options twice a year (during the 30 days after the six-month contract date anniversary), provided the amount is not greater than 15% of the Fixed Account value on that date.

What expenses will be assessed under the Contract? The Contract has insurance features and investment features, and there are costs related to each. We deduct an administrative expense charge and a mortality and expense risk (“M&E”) charge daily from the amounts you allocate to the Separate Account. We deduct the administrative expense charge at an annual rate of 0.15%, and deduct the M&E at an annual rate of 1.25%. For contracts with a value of less than $40,000 the Company deducts an annual contract administrative charge of $30. Each underlying Fund also charges for management and other expenses.

We will apply a withdrawal charge to withdrawals from the Contract, and will calculate it as a percentage of the purchase payments. The maximum percentage is 6%, decreasing to 0% in years eight and later.

If you select the Enhanced Stepped-Up Provision (“E.S.P.”), an additional 0.20% annually will be deducted from amounts in the variable funding options. This provision is not available to a customer when either the annuitant or owner is age 76 or older on the rider effective date.

If the Variable Liquidity Benefit is selected, there is a maximum surrender charge of 6% of the amounts withdrawn. Please refer to “The Annuity Period” for a description of this benefit.

How will my purchase payments and withdrawals be taxed? Generally, the payments you make to a qualified Contract during the accumulation phase are made with before-tax dollars. Generally, you will be taxed on your purchase payments and on any earnings when you make a withdrawal or begin receiving annuity payments. Under a nonqualified Contract, payments to the Contract are made with after-tax dollars, and earnings will generally accumulate tax-deferred. You will be taxed on these earnings when they are withdrawn from the Contract. If you are younger than 59 1/2 when you take money out, you may be charged a 10% federal penalty tax on the amount withdrawn.

For owners of qualified Contracts, if you reach a certain age, you may be required by federal tax laws to begin receiving payments from your annuity or risk paying a penalty tax. In those cases, we can calculate and pay you the minimum required distribution amounts.

How may I access my money? You can take withdrawals any time during the accumulation phase. Withdrawal charges, income taxes, and/or a penalty tax may apply to taxable amounts withdrawn.

What is the death benefit under the Contract? The death benefit applies upon the first death of the contract owner, joint owner, or annuitant. Assuming you are the annuitant, the death benefit is as follows: If you die before the Contract is in the payout phase, the person you have chosen as your beneficiary will receive a death benefit. You may also choose to purchase the Enhanced Stepped-Up Provision, which, for a fee, may increase the amount of the death benefit. We calculate the death benefit value at the close of the business day on which our Home Office receives (1) due proof of death and (2) written payment instructions or the election of beneficiary contract continuance. Please refer to the Death Benefit section in the prospectus for more details.

Where may I find out more about accumulation unit values? The Condensed Financial Information in Appendix A or Appendix B to this prospectus provides more information about accumulation unit values.

4

Are there any additional features? This Contract has other features you may be interested in. These include:

    Dollar Cost Averaging. This is a program that allows you to invest a fixed amount of money in variable funding options each month, theoretically giving you a lower average cost per unit over time than a single one-time purchase. Dollar Cost Averaging requires regular investments regardless of fluctuating price levels, and does not guarantee profits or prevent losses in a declining market. Potential investors should consider their financial ability to continue purchases through periods of low price levels.
    Systematic Withdrawal Option. Before the maturity date, you can arrange to have money sent to you at set intervals throughout the year. Of course, any applicable income and penalty taxes will apply on amounts withdrawn.
    Automatic Rebalancing. You may elect to have the Company periodically reallocate the values in your Contract to match your original (or your latest) funding option allocation request.
    Enhanced Stepped-Up Provision (“E.S.P.”). For an additional charge, the total death benefit payable may be increased based on the earnings in your Contract.
    Spousal Contract Continuance (subject to availability). If your spouse is named as an owner and/or beneficiary, and you die prior to the maturity date, your spouse may elect to continue the Contract as owner rather than have the death benefit paid to the beneficiary. This feature applies to a spousal joint contract owner and/or beneficiary only.
    Beneficiary Contract Continuance (Not permitted for non-natural beneficiaries). If you die before the maturity date, and if the value of any beneficiary's portion of the death benefit is between $20,000 and $1,000,000 as of the date of your death, that beneficiary(s) may elect to continue his/her portion of the Contract.
5

FEE TABLE

The purpose of this Fee Table is to assist contract owners in understanding the various costs and expenses that you will bear, directly or indirectly, if you purchase this Contract. See “Charges and Deductions” in this prospectus for additional information. Expenses shown do not include premium taxes, which may be applicable. Each variable funding option purchases shares of the underlying fund at net asset value. The net asset value already reflects the deduction of each underlying fund’s Total Operating Expenses as shown in the table below; therefore, you are indirectly bearing the costs of underlying fund expenses.

We receive payments from some of the underlying funds or their affiliates for providing administrative or other services for a fund. These payments vary in amount and currently we receive payments at an annual rate of up to 0.50% of the average net amount invested in an underlying fund on behalf of Travelers’ Separate Accounts. These payments by the funds do not result in any charge to you in addition to the Total Annual Operating Expenses disclosed below for each fund.

The amounts shown in the table are based on historical fund expenses, as a percentage of each fund’s average daily net assets as of December 31, 2001 (unless otherwise indicated). This information was provided by the funds and we have not independently verified it. More detail concerning each fund’s fees and expenses is contained in the prospectus for each underlying fund.

Transaction Expenses

  Withdrawal Charge

  (as a percentage of the purchase payments withdrawn)

Years Since Purchase Payment Made	Withdrawal Charge
1 or less	6%
2	6%
3	5%
4	5%
5	4%
6	3%
7	2%
8 and over	0%

During the annuity period, if you have elected the Variable Liquidity Benefit, a surrender charge of up to 6% of the amount withdrawn will be assessed. See “Variable Liquidity Benefit.”

Annual Separate Account Charges

(as a percentage of the average daily net assets of the Separate Account)

With E.S.P.		Without E.S.P.
Mortality and Expense Risk Charge	1.25%	Mortality and Expense Risk Charge	1.25%
Administrative Expense Charge	0.15%	Administrative Expense Charge	0.15%
E.S.P. Charge	0.20%	Total Separate Account Charges	1.40%
Total Separate Account Charges	1.60%

Other Annual Charges

Annual Contract Administrative Charge	$30
(Waived if contract value is $40,000 or more)

6

Variable Funding Option Expenses:

(as a percentage of average daily net assets of the funding option as of December 31, 2001, unless otherwise noted)

Funding Options:	Management Fee (after expense reimbursement)	Distribution and/or Service Fees (12b-1)	Other Expenses (after expense reimbursement)	Total Annual Operating Expenses (after expense reimbursement

Capital Appreciation Fund	0.75%	—	0.09%	0.84%
Money Market Portfolio (Travelers)	0.32%	—	0.08%	0.40%(1)
AIM Variable Insurance Funds
AIM V.I. Premier Equity Fund — Series I	0.60%	—	0.25%	0.85%(2)
Alliance Variable Product Series Fund, Inc.
Premier Growth Portfolio — Class B*	1.00%	0.25%	0.04%	1.29%
Credit Suisse Trust
Credit Suisse Emerging Markets Portfolio	0.76%	—	0.64%	1.40%(3)
Delaware VIP Trust
VIP REIT Series – Standard Class	0.75%	—	0.14%	0.85%(4)
Dreyfus Variable Investment Fund
Appreciation Portfolio — Initial Shares	0.75%	—	0.03%	0.78%(5)
Small Cap Portfolio — Initial Shares	0.75%	—	0.04%	0.79%(5)
Greenwich Street Series Fund
Appreciation Portfolio	0.75%	—	0.02%	0.77%(6)
Diversified Strategic Income Portfolio †	0.65%	----	0.11%	0.76%(6)
Equity Index Portfolio — Class II Shares*	0.21%	0.25%	0.03%	0.49%(6)
Fundamental Value Portfolio	0.75%	—	0.02%	0.77%(6)
Janus Aspen Series
Balanced Portfolio — Service Shares*	0.65%	0.25%	0.01%	0.91%
Global Life Sciences Portfolio — Service Shares*	0.65%	0.25%	0.17%	1.07%
Global Technology Portfolio — Service Shares*	0.65%	0.25%	0.05%	0.95%
Worldwide Growth Portfolio — Service Shares*	0.65%	0.25%	0.04%	0.94%
PIMCO Variable Insurance Trust
Total Return Portfolio – Administrative Class	0.25%	—	0.40%	0.65%(7)
Putnam Variable Trust
Putnam VT International Growth Fund — Class IB Shares*	0.76%	0.25%	0.18%	1.19%
Putnam VT Voyager II Fund — Class IB Shares*	0.70%	0.25%	0.77%	1.72%
7

Funding Options:	Management Fee (after expense reimbursement)	Distribution and/or Service Fees (12b-1)	Other Expenses (after expense reimbursement)	Total Annual Operating Expenses (after expense reimbursement

Salomon Brothers Variable Series Fund Inc.
Capital Fund	0.83%	—	0.17%	1.00%(8)
Investors Fund	0.70%	—	0.12%	0.82%(9)
The Travelers Series Trust
Convertible Securities Portfolio	0.60%	—	0.19%	0.79%(10)
Disciplined Mid Cap Stock Portfolio	0.70%	—	0.13%	0.83%
Equity Income Portfolio	0.75%	—	0.04%	0.79%(11)
Federated High Yield Portfolio	0.65%	—	0.24%	0.89%
Federated Stock Portfolio	0.63%	—	0.18%	0.81%
Large Cap Portfolio	0.75%	—	0.04%	0.79%(12)
Lazard International Stock Portfolio	0.83%	—	0.18%	1.01%
MFS Emerging Growth Portfolio	0.75%	—	0.14%	0.89%
MFS Mid Cap Growth Portfolio	0.80%	—	0.12%	0.92%
Travelers Quality Bond Portfolio	0.32%	—	0.13%	0.45%
Travelers Series Fund Inc.
AIM Capital Appreciation Portfolio	0.80%	—	0.03%	0.83%(13)
Alliance Growth Portfolio	0.80%	—	0.02%	0.82%(13)
MFS Total Return Portfolio	0.80%	—	0.03%	0.83%(13)
Smith Barney Aggressive Growth Portfolio	0.80%	—	0.04%	0.84%(13)
Smith Barney Large Capitalization Growth Portfolio	0.75%	—	0.03%	0.78%(13)
Van Kampen Life Investment Trust
Comstock Portfolio Class II Shares*	0.60%	0.25%	0.19%	1.04%(6)
Emerging Growth Portfolio Class II Shares*	0.70%	0.25%	0.06%	1.01%
Variable Insurance Products Fund II
Contrafund® Portfolio — Service Class 2*	0.58%	0.25%	0.07%	0.90%(14)
Variable Insurance Products Fund III
Mid Cap Portfolio — Service Class 2*	0.58%	0.25%	0.05%	0.88%(15)

*	The 12b-1 fees deducted from these classes cover certain distribution, shareholder support and administrative services provided by intermediaries (the insurance company, broker dealer or other service provider).

†	Closed to new investors.

Notes

(1)	Travelers Insurance reimbursed the portfolio for $44,028 in expenses for the year ended December 31, 2001 (the portfolio's fiscal year end). If such expenses were not reimbursed the actual expense ratio would have been 0.42%. For the year ended December 31, 2001, there was a voluntary expense limitation. As a result of the voluntary expense limitation, the ratio of expenses to average net assets will not exceed 0.40%.

(2)	Effective May 1, 2002 the Funds' name will change from AIM V.I. Value Fund to AIM V.I. Premier Equity Fund.

8

(3)	Fee waivers, expense reimbursements, or expense credits reduced expenses for the Emerging Markets Portfolio during 2001, but this may be discontinued at any time. Without such arrangements, the Management Fees, Other Expenses and Total Annual Operating Expenses would equal 1.25%, 0.64% and 1.89%, respectively. The Other Expenses are based on annualized estimates of expenses for the fiscal year ending December 31, 2001, net of any fee waivers or expense reimbursements.

(4)	The investment advisor for the Delaware VIP REIT Series is Delaware Management Company (DMC). For the period May 1, 2001 through April 30, 2002, the advisor waived its management fee and/or reimbursed the Series for expenses to the extent that total expenses would not exceed 0.85%. Without such an arrangement, the total operating expense for the Series would have been 0.89% for the fiscal year 2001. Effective May 1, 2002 through April 30, 2003, DMC has contractually agreed to waive its management fee and/or reimburse the Series for expenses to the extent that total expenses will not exceed 0.95%. Under its Management Agreement, the Series pays a management fee based on average daily net assets as follows: 0.75% on the first $500 million, 0.70% on the next $500 million, 0.65% on the next $1,500 million, 0.60% on assets in excess of $2,500 million, all per year.

(5)	The expenses shown are for the fiscal year ended December 31, 2001. Current or future expenses may be greater or less than those presented. Please consult the underlying mutual fund prospectus for more complete information.

(6)	Expenses are as of December 31, 2001 (the Fund's fiscal year end). There were no fees waived or expenses reimbursed for these funds in 2001.

(7)	"Other Expenses" reflects a 0.25% administrative fee, a 0.15% service fee, and 0.01% representing the Portfolio’s pro rata Trustees’ fees. PIMCO has contractually agreed to reduce total annual portfolio operating expenses to the extent they would exceed, due to the payment of organizational expenses and Trustees’ fees, 0.65% of average daily net assets. Without such reduction, Total Annual Expenses for the fiscal year ended December 31, 2001 would have been 0.66%. Under the Expense Limitation Agreement, PIMCO may recoup these waivers and reimbursements in future periods, not exceeding three years, provided total expenses, including such recoupment, do not exceed the annual expense limit.

(8)	The Manager has waived a portion of its management fees for the year ended December 31, 2001. If such fees were not waived, the actual expenses ratio would have been 1.02%. As a result of a voluntary expense limitation, expense ratios will not exceed 1.00%.

(9)	As a result of a voluntary expense limitation, expense ratios will not exceed 1.00%.

(10)	As a result of a voluntary expense limitation, the ratio of expenses to average net assets will not exceed 0.80%.

(11)	A portion of the brokerage commissions that the fund paid was used to reduce the fund's expenses. In addition, through arrangements with the fund's custodian, credits realized as a result of uninvested cash balances are used to reduce a portion of the fund's custodian expenses. These offsets may be discontinued at any time. Without such reductions, Total Annual Operating Expenses for the Equity Income Portfolio would have been 0.85%.

(12)	A portion of the brokerage commissions that the fund paid was used to reduce the fund's expenses. In addition, through arrangements with the fund's custodian, credits realized as a result of uninvested cash balances are used to reduce a portion of the fund's custodian expenses. These offsets may be discontinued at any time. Without such reductions, Total Annual Operating Expenses for the Large Cap Portfolio would have been 0.84%.

(13)	Expenses are as of October 31, 2001 (the Fund's fiscal year end). There were no fees waived or expenses reimbursed for these funds in 2001.

(14)	A portion of the brokerage commissions that the fund paid was used to reduce the fund's expenses. In addition, through arrangements with the fund's custodian, credits realized as a result of uninvested cash balances are used to reduce a portion of the fund's custodian expenses. These offsets may be discontinued at any time. Without such reductions, Total Annual Operating Expenses for the Fidelity VIP II Contrafund Portfolio - Service Class 2 would have been 0.94%.

(15)	A portion of the brokerage commissions that the fund paid was used to reduce the fund's expenses. In addition, through arrangements with the fund's custodian, credits realized as a result of uninvested cash balances are used to reduce a portion of the fund's custodian expenses. These offsets may be discontinued at any time. Without such reductions, Total Annual Operating Expenses for the Fidelity VIP III Mid Cap Portfolio - Service Class 2 would have been 0.94%.

9

Examples

These examples show what your costs would be under certain hypothetical situations. The examples do not represent past or future expenses. Your actual expenses may be more or less than those shown. We base examples on the annual expenses of the underlying funds for the year ended December 31, 2001, and assume that any fee waivers and expense reimbursements will continue. We cannot guarantee that these fee waivers and expense reimbursements will continue. The examples also assume that the $30 annual contract administrative charge is equivalent to 0.024% of the Separate Account contract value.

EXAMPLE: WITH E.S.P.

You would pay the following expenses on a $1,000 investment, assuming a 5% annual return on assets of 5%, and the charges reflected in the expense table above using the expenses with the E.S.P. option selected:

	If Contract Is Surrendered At The End Of Period Shown:				If Contract Is not Surrendered Or Annuitized At End Of Period Shown:

Funding Option	1 year	3 years	5 years	10 years	1 year	3 years	5 years	10 years

Capital Appreciation Fund	85	127	171	280	25	77	131	280
Money Market Portfolio	81	113	149	235	21	63	109	235
AIM Variable Insurance Funds
AIM V.I. Premier Equity Fund — Series I	85	127	172	281	25	77	132	281
Alliance Variable Product Series Fund, Inc.
Premier Growth Portfolio — Class B	89	140	193	324	29	90	153	324
Credit Suisse Trust
Credit Suisse Emerging Markets Portfolio	91	143	199	334	31	93	159	334
Delaware VIP Trust
VIP REIT Series – Standard Class	85	128	174	285	25	78	134	285
Dreyfus Variable Investment Fund
Appreciation Portfolio — Initial Shares	84	125	168	274	24	75	128	274
Small Cap Portfolio — Initial Shares	84	125	169	275	24	75	129	275
Greenwich Street Series Fund
Appreciation Portfolio	84	125	168	273	24	75	128	273
Diversified Strategic Income Portfolio†	84	125	168	273	24	75	128	273
Equity Index Portfolio — Class II Shares	81	116	154	245	21	66	114	245
Fundamental Value Portfolio	84	125	168	273	24	75	128	273
Janus Aspen Series
Balanced Portfolio — Service Shares	86	129	175	287	26	79	135	287
Global Life Sciences Portfolio — Service Shares	87	134	183	303	27	84	143	303
Global Technology Portfolio — Service Shares	86	130	177	291	26	80	137	291
Worldwide Growth Portfolio — Service Shares	86	130	176	290	26	80	136	290
PIMCO Variable Insurance Trust
Total Return Portfolio – Administrative Class	83	121	162	261	23	71	122	261

10

	If Contract Is Surrendered At The End Of Period Shown:				If Contract Is not Surrendered Or Annuitized At End Of Period Shown:

Funding Option	1 year	3 years	5 years	10 years	1 year	3 years	5 years	10 years

Putnam Variable Trust
Putnam VT International Growth Fund — Class IB Shares	88	137	189	314	28	87	149	314
Putnam VT Voyager II Fund — Class IB Shares	94	153	214	363	34	103	174	363
Salomon Brothers Variable Series Fund Inc.
Capital Fund	87	132	179	296	27	82	139	296
Investors Fund	85	126	170	278	25	76	130	278
The Travelers Series Trust
Convertible Securities Portfolio	84	125	169	275	24	75	129	275
Disciplined Mid Cap Stock Portfolio	85	126	171	279	25	76	131	279
Equity Income Portfolio	84	125	169	275	24	75	129	275
Federated High Yield Portfolio	85	128	174	285	25	78	134	285
Federated Stock Portfolio	85	126	170	277	25	76	130	277
Large Cap Portfolio	84	125	169	275	24	75	129	275
Lazard International Stock Portfolio	87	132	180	297	27	82	140	297
MFS Emerging Growth Portfolio	85	128	174	285	25	78	134	285
MFS Mid Cap Growth Portfolio	86	129	175	288	26	79	135	288
Travelers Quality Bond Portfolio	81	115	152	240	21	65	112	240
Travelers Series Fund Inc.
AIM Capital Appreciation Portfolio	85	126	171	279	25	76	131	279
Alliance Growth Portfolio	85	126	170	278	25	76	130	278
MFS Total Return Portfolio	85	126	171	279	25	76	131	279
Smith Barney Aggressive Growth Portfolio	85	127	171	280	25	77	131	280
Smith Barney Large Capitalization Growth Portfolio	84	125	168	274	24	75	128	274
Van Kampen Life Investment Trust
Comstock Portfolio Class II Shares	87	133	181	300	27	83	141	300
Emerging Growth Portfolio Class II Shares	87	132	180	297	27	82	140	297
Variable Insurance Products Fund II
Contrafund® Portfolio — Service Class 2	86	129	174	286	26	79	134	286
Variable Insurance Products Fund III
Mid Cap Portfolio — Service Class 2	85	128	173	284	25	78	133	284

†	Closed to new investors.

11

EXAMPLE: WITHOUT E.S.P.

You would pay the following expenses on a $1,000 investment, assuming a 5% annual return on assets of 5%, and the charges reflected in the expense table above using the expenses without the E.S.P. option selected:

	If Contract Is Surrendered At The End Of Period Shown:				If Contract Is not Surrendered Or Annuitized At End Of Period Shown:

Funding Option	1 year	3 years	5 years	10 years	1 year	3 years	5 years	10 years

Capital Appreciation Fund	83	121	161	260	23	71	121	260
Money Market Portfolio (Travelers)	79	107	139	214	19	57	99	214
AIM Variable Insurance Funds
AIM V.I. Premier Equity Fund — Series I	83	121	162	261	23	71	122	261
Alliance Variable Product Series Fund, Inc.
Premier Growth Portfolio — Class B	87	134	184	305	27	84	144	305
Credit Suisse Trust
Credit Suisse Emerging Markets Portfolio	89	138	189	315	29	88	149	315
Delaware VIP Trust
VIP REIT Series – Standard Class	83	122	164	265	23	72	124	265
Dreyfus Variable Investment Fund
Appreciation Portfolio — Initial Shares	82	119	158	254	22	69	118	254
Small Cap Portfolio — Initial Shares	82	119	159	255	22	69	119	255
Greenwich Street Series Fund
Appreciation Portfolio	82	119	158	253	22	69	118	253
Diversified Strategic Income Portfolio†	82	119	158	253	22	69	118	253
Equity Index Portfolio — Class II Shares	79	110	143	224	19	60	103	224
Fundamental Value Portfolio	82	119	158	253	22	69	118	253
Janus Aspen Series
Balanced Portfolio — Service Shares	84	123	165	267	24	73	125	267
Global Life Sciences Portfolio — Service Shares	85	128	173	283	25	78	133	283
Global Technology Portfolio — Service Shares	84	124	167	271	24	74	127	271
Worldwide Growth Portfolio — Service Shares	84	124	166	270	24	74	126	270
PIMCO Variable Insurance Trust
Total Return Portfolio – Administrative Class	81	115	152	240	21	65	112	240
Putnam Variable Trust
Putnam VT International Growth Fund — Class IB Shares	86	131	179	295	26	81	139	295
Putnam VT Voyager II Fund — Class IB Shares	92	147	205	345	32	97	165	345

12

	If Contract Is Surrendered At The End Of Period Shown:				If Contract Is not Surrendered Or Annuitized At End Of Period Shown:

Funding Option	1 year	3 years	5 years	10 years	1 year	3 years	5 years	10 years

Salomon Brothers Variable Series Fund Inc.
Capital Fund	85	126	169	276	25	76	129	276
Investors Fund	83	120	160	258	23	70	120	258
The Travelers Series Trust
Convertible Securities Portfolio	82	119	159	255	22	69	119	255
Disciplined Mid Cap Stock Portfolio	83	120	161	259	23	70	121	259
Equity Income Portfolio	82	119	159	255	22	69	119	255
Federated High Yield Portfolio	83	122	164	265	23	72	124	265
Federated Stock Portfolio	83	120	160	257	23	70	120	257
Large Cap Portfolio	82	119	159	255	22	69	119	255
Lazard International Stock Portfolio	85	126	170	277	25	76	130	277
MFS Emerging Growth Portfolio	83	122	164	265	23	72	124	265
MFS Mid Cap Growth Portfolio	84	123	165	268	24	73	125	268
Travelers Quality Bond Portfolio	79	109	141	219	19	59	101	219
Travelers Series Fund Inc.
AIM Capital Appreciation Portfolio	83	120	161	259	23	70	121	259
Alliance Growth Portfolio	83	120	160	258	23	70	120	258
MFS Total Return Portfolio	83	120	161	259	23	70	121	259
Smith Barney Aggressive Growth Portfolio	83	121	161	260	23	71	121	260
Smith Barney Large Capitalization Growth Portfolio	82	119	158	254	22	69	118	254
Van Kampen Life Investment Trust
Comstock Portfolio Class II Shares	85	127	171	280	25	77	131	280
Emerging Growth Portfolio Class II Shares	85	126	170	277	25	76	130	277
Variable Insurance Products Fund II
Contrafund® Portfolio — Service Class 2	84	123	164	266	24	73	124	266
Variable Insurance Products Fund III
Mid Cap Portfolio — Service Class 2	83	122	163	264	23	72	123	264

†	Closed to new investors.

13

CONDENSED FINANCIAL INFORMATION

See Appendices A and B.

THE ANNUITY CONTRACT

Travelers Portfolio Architect Select Annuity is a contract between the contract owner ("you") and the Company. This is the prospectus — it is not the Contract. The prospectus highlights many contract provisions to focus your attention on the Contract's essential features. Your rights and obligations under the Contract will be determined by the language of the Contract itself. When you receive your Contract, we suggest you read it promptly and carefully. There may be differences in your Contract because of the requirements of the state where we issued your Contract. We will include any such differences in your Contract.

You make purchase payments to us and we credit them to your Contract. We promise to pay you an income, in the form of annuity or income payments, beginning on a future date that you choose, the maturity date. The purchase payments accumulate tax deferred in the funding options of your choice. We offer multiple variable funding options, and one Fixed Account option. The contract owner assumes the risk of gain or loss according to the performance of the variable funding options. The contract value is the amount of purchase payments, plus or minus any investment experience on the amounts you allocate to the Separate Account ("Separate Account contract value") or interest on the amounts you allocate to the Fixed Account ("Fixed Account contract value"). The contract value also reflects all withdrawals made and charges deducted. There is generally no guarantee th at at the maturity date the contract value will equal or exceed the total purchase payments made under the Contract. The date the Contract and its benefits become effective is referred to as the contract date. Each 12-month period following the contract date is called a contract year.

Certain changes and elections must be made in writing to the Company. Where the term "written request" is used, it means that you must send written information to our Home Office in a form and content satisfactory to us.

Contract Owner Inquiries

Any questions you have about your Contract should be directed to our Home Office at 1-800-842-8573.

Purchase Payments

Your initial purchase payment is due and payable before the Contract becomes effective. The initial purchase payment must be at least $5,000. You may make additional payments of at least $500 at any time. No additional payments are allowed if this Contract is purchased with a beneficiary-directed transfer of death benefit proceeds. Under certain circumstances, we may waive the minimum purchase payment requirement. Purchase payments over $1,000,000 may be made only with our prior consent.

We will apply the initial purchase payment less any applicable premium tax (net purchase payment) within two business days after we receive it in good order at our Home Office. We will credit subsequent purchase payments to a Contract on the same business day we receive it, if it is received in good order by our Home Office by 4:00 p.m. Eastern time. A business day is any day that the New York Stock Exchange is open for regular trading (except when trading is restricted due to an emergency as defined by the Securities and Exchange Commission).

Accumulation Units

The period between the contract date and the maturity date is the accumulation period. During the accumulation period, an accumulation unit is used to calculate the value of a Contract. An accumulation unit works like a share of a mutual fund. Each funding option has a corresponding accumulation unit value. The accumulation units are valued each business day and their values may increase or decrease from day to day. The number of accumulation units we will credit to your Contract once we receive a purchase payment is determined by dividing the amount directed to each funding option by the value of its accumulation unit. We calculate the value of an accumulation unit for each funding option each day the New York Stock Exchange is

14

open. The values are calculated as of 4:00 p.m. Eastern time. After the value is calculated, we credit your Contract. During the annuity period (i.e., after the maturity date), you are credited with annuity units.

The Variable Funding Options

You choose the variable funding options to which you allocate your purchase payments. These variable funding options are subaccounts of the Separate Account. The subaccounts invest in the underlying funds. You are not investing directly in the underlying fund. Each underlying fund is a portfolio of an open-end management investment company that is registered with the SEC under the Investment Company Act of 1940. These underlying funds are not publicly traded and are offered only through variable annuity and variable life insurance products. They are not the same retail mutual funds as those offered outside of a variable annuity or variable life insurance product, although the investment practices and fund names may be similar, and the portfolio managers may be identical. Accordingly, the performance of the retail mutual fund is likely to be different from that of the underlying fund, and contract owners sho uld not compare the two.

You will find detailed information about the funds and their inherent risks in the current fund prospectuses for the underlying funds that must accompany this prospectus. Since each option has varying degrees of risk, please read the prospectuses carefully before investing. There is no assurance that any of the underlying funds will meet its investment objectives. Contact your registered representative or call 1-800-842-8573 to request additional copies of the prospectuses.

If any of the underlying funds become unavailable for allocating purchase payments, or if we believe that further investment in an underlying fund is inappropriate for the purposes of the Contract, we may substitute another funding option. However, we will not make any substitutions without notifying you and obtaining any state and SEC approval, if necessary. From time to time we may make new funding options available.

The current variable funding options are listed below, along with their investment advisers and any subadviser:

Funding Option	Investment Objective	Investment Adviser/Subadviser
Capital Appreciation Fund	Seeks growth of capital through the use of common stocks. Income is not an objective. The Fund invests principally in common stocks of small to large companies which are expected to experience wide fluctuations in price both in rising and declining markets.	Travelers Asset Management International Company LLC (“TAMIC”) Subadviser: Janus Capital Corp.
Money Market Portfolio	Seeks high current income from short-term money market instruments while preserving capital and maintaining a high degree of liquidity.	TAMIC
AIM Variable Insurance Funds
AIM V.I. Premier Equity Fund	Seeks to achieve long-term growth of capital by investing primarily in equity securities of undervalued companies. Income is a secondary objective.	AIM Advisers, Inc.
Alliance Variable Product Series Fund, Inc.
Premier Growth Portfolio — Class B	Seeks long-term growth of capital by investing primarily in equity securities of a limited number of large, carefully selected, high quality U.S. companies that are judged likely to achieve superior earning momentum.	Alliance Capital Management (“Alliance”)
Credit Suisse Trust
Credit Suisse Emerging Markets Portfolio	Seeks long-term growth of capital by investing in equity securities of companies located in or conducting a majority of their business in emerging markets.	Credit Suisse Asset Management, LLC

15

Funding Option	Investment Objective	Investment Adviser/Subadviser
Delaware VIP Trust
VIP REIT Series — Standard Class	Seeks to achieve maximum long-term total return with capital appreciation as a secondary objective. Under normal circumstances, the Series will invest at least 80% of its net assets in investments of real estate investment trusts (REITS).	Delaware Management Company, Inc.
Dreyfus Variable Investment Fund
Appreciation Portfolio — Initial Shares	Seeks primarily to provide long-term capital growth consistent with the preservation of capital; current income is a secondary investment objective. The portfolio invests primarily in the common stocks of domestic and foreign insurers.	The Dreyfus Corporation Subadviser: Fayez Sarofim & Co.
Small Cap Portfolio — Initial Shares	Seeks to maximize capital appreciation by investing at least 80% of its assets in the stocks of small-cap companies. Small-cap companies are defined as those with market capitalizations of less than $2 billion at the time of purchase.	The Dreyfus Corporation
Greenwich Street Series Fund
Appreciation Portfolio	Seeks long term appreciation of capital.	Smith Barney Fund Management LLC (“SBFM”)
Diversified Strategic Income Portfolio†	Seeks high current income.	SBFM Subadviser: Smith Barney Global Capital Management, Inc.
Equity Index Portfolio — Class II Shares	Investment results that, before expenses, correspond to the price and yield performance of the S&P 500 Index. The fund will hold substantially all of the stocks in the S&P 500 Index, with comparable economic sector weightings, market capitalization and liquidity.	Travelers Investment Management Co. (“TIMCO”)
Fundamental Value Portfolio	Seeks long-term capital growth with current income as a secondary objective.	SBFM
Janus Aspen Series
Balanced Portfolio — Service Shares	Seeks long-term capital growth, consistent with preservation of capital and balanced by current income.	Janus Capital
Global Life Sciences Portfolio — Service Shares	Seeks long-term capital growth by investing primarily in equity securities of U.S. and foreign companies, normally investing at least 65% of its total assets in companies with a life science orientation.	Janus Capital
Global Technology Portfolio — Service Shares	Seeks long-term capital growth by investing primarily in equity securities of U.S. and foreign companies, normally investing at least 65% of its total assets in companies likely to benefit significantly from advances in technology.	Janus Capital
Worldwide Growth Portfolio — Service Shares	Seeks growth of capital in a manner consistent with preservation of capital by investing primarily in common stocks of companies of any size throughout the world.	Janus Capital
PIMCO Variable Insurance Trust
Total Return Portfolio — Administrative Class	Seeks maximum total return, consistent with preservation of capital and prudent investment management, by investing under normal circumstances at least 65% of its assets in a diversified portfolio of Fixed Income instruments of varying maturities.	Pacific Investment Management Company LLC

16

Funding Option	Investment Objective	Investment Adviser/Subadviser
Putnam Variable Trust
Putnam VT International Growth Fund — Class IB Shares	Seeks capital appreciation. The fund seeks its goal by investing mainly in common stocks of companies outside the United States.	Putnam Investment Management, Inc. (“Putnam”)
Putnam VT Voyager II Fund — Class IB Shares	Seeks long-term growth of capital. The fund seeks its goal by investing mainly in common stocks of U.S. companies with a focus on growth stocks.	Putnam
Salomon Brothers Variable Series Fund, Inc.
Capital Fund	Seeks capital appreciation, primarily through investments in common stocks which are believed to have above-average price appreciation potential and which may involve above average risk.	Salomon Brothers Asset Management (“SBAM”)
Investors Fund	Seeks long-term growth of capital, and, secondarily, current income, through investments in common stocks of well-known companies.	SBAM
Travelers Series Fund Inc.
AIM Capital Appreciation Portfolio	Seeks capital appreciation.	Travelers Investment Adviser (“TIA”) Subadviser: AIM Capital Management Inc.
Alliance Growth Portfolio	Seeks long-term growth of capital.	TIA Subadviser: Alliance Capital Management L.P.
MFS Total Return Portfolio	(a balanced portfolio) Seeks to obtain above-average income (compared to a portfolio entirely invested in equity securities) consistent with the prudent employment of capital, and secondarily to provide a reasonable opportunity for growth of capital and income.	TIA Subadviser: Massachusetts Financial Services Company (“MFS”)
Smith Barney Aggressive Growth Portfolio	Seeks long-term capital appreciation.	SBFM
Smith Barney Large Capitalization Growth Portfolio	Seeks long-term growth of capital.	SBFM
The Travelers Series Trust
Convertible Securities Portfolio	Seeks current income and capital appreciation by investing in convertible bond securities and in combinations of nonconvertible fixed-income securities and warrants or call options that together resemble convertible securities.	TAMIC
Disciplined Mid Cap Stock Portfolio	Seeks growth of capital by investing primarily in a broadly diversified portfolio of U.S. common stocks.	TAMIC Subadviser: TIMCO
Equity Income Portfolio	Seeks reasonable income by investing at least 80% in equity securities. The fund normally invests primarily in income producing equities. The balance may be invested in all types of domestic and foreign securities, including bonds. The Subadviser also considers the potential for capital appreciation.	TAMIC Subadviser: Fidelity Management & Research Co (“FMR”)
Federated High Yield Portfolio	Seeks high current income by investing primarily in a professionally managed, diversified portfolio of fixed income securities.	TAMIC Subadviser: Federated Investment Counseling, Inc.

17

Funding Option	Investment Objective	Investment Adviser/Subadviser
Federated Stock Portfolio	Seeks growth of income and capital by investing principally in a professionally managed and diversified portfolio of common stock of high-quality companies (i.e., leaders in their industries and characterized by sound management and the ability to finance expected growth).	TAMIC Subadviser: Federated Investment Counseling, Inc.
Large Cap Portfolio	Seeks long-term growth of capital by investing primarily in equity securities of companies with large market capitalizations.	TAMIC Subadviser: FMR
Lazard International Stock Portfolio	Seeks capital appreciation by investing primarily in the equity securties of non-United States companies (i.e., incorporated or organized outside the United States).	TAMIC Subadviser: Lazard Asset Management
MFS Emerging Growth Portfolio	Seeks to provide long-term growth of capital. Dividend and interest income from portfolio securities, if any, is incidental to the MFS Portfolio’s investment objective.	TAMIC Subadviser: MFS
MFS Mid Cap Growth Portfolio	Seeks to obtain long-term growth of capital by investing, under normal market conditions, at least 80% of its assets in equity securities of companies with medium market capitalization which the investment adviser believes have above-average growth potential.	TAMIC Subadviser: MFS
Travelers Quality Bond Portfolio	Seeks current income, moderate capital volatility and total return.	TAMIC
Van Kampen Life Investment Trust
Comstock Portfolio Class II Shares	Seeks capital growth and income through investments in equity securities, including common stocks and securities convertible into common and preferred stocks.	Van Kampen Asset Management, Inc. (“VKAM”)
Emerging Growth Portfolio Class II Shares	Seeks capital appreciation by investing primarily in common stocks of companies considered to be emerging growth companies.	VKAM
Variable Insurance Products Fund II
Contrafund® Portfolio — Service Class 2	Seeks long-term capital appreciation by investing primarily in common stocks of companies whose value the adviser believes is not fully recognized by the public.	FMR
Variable Insurance Products III
Mid Cap Portfolio — Service Class 2	Seeks long-term growth of capital and income by investing primarily in income-producing equity securities, including common stocks and convertible securities.	FMR

______________

†	Closed to new investors.

18

FIXED ACCOUNT

We offer our Fixed Account as a funding option. Please see Appendix C for more information.

CHARGES AND DEDUCTIONS

General

We deduct the charges described below. The charges are for the service and benefits we provide, costs and expenses we incur, and risks we assume under the Contracts. Services and benefits we provide include:

  the ability for you to make withdrawals and surrenders under the Contracts;
  the death benefit paid on the death of the contract owner, annuitant, or first of the joint owners;
  the available funding options and related programs (including dollar-cost averaging, portfolio rebalancing, and systematic withdrawal programs);
  administration of the annuity options available under the Contracts; and
  the distribution of various reports to contract owners.

Costs and expenses we incur include:

  losses associated with various overhead and other expenses associated with providing the services and benefits provided by the Contracts;
  sales and marketing expenses including commission payments to your sales agent; and
  other costs of doing business.

Risks we assume include:

  that annuitants may live longer than estimated when the annuity factors under the Contracts were established;
  that the amount of the death benefit will be greater than the contract value; and
  that the costs of providing the services and benefits under the Contracts will exceed the charges deducted.

We may also deduct a charge for taxes.

Unless otherwise specified, charges are deducted proportionately from all funding options in which you are invested.

We may reduce or eliminate the withdrawal charge, the administrative charges and/or the mortality and expense risk charge under the Contract when certain sales or administration of the Contract result in savings or reduced expenses and/or risks. For certain trusts, we may change the order in which purchase payments and earnings are withdrawn in order to determine the withdrawal charge. We will not reduce or eliminate the withdrawal charge or the administrative charge where such reduction or elimination would be unfairly discriminatory to any person.

The amount of a charge may not necessarily correspond to the costs associated with providing the services or benefits indicated by the designated charge. For example, the withdrawal charge we collect may not fully cover all of the sales and distribution expenses we actually incur. The amount of any fee or charge is not impacted by an outstanding loan. We may also profit on one or more of the charges. We may use any such profits for any corporate purpose, including the payment of sales expenses.

19

Withdrawal Charge

We do not deduct a sales charge from purchase payments when they are made to the Contract. However, a withdrawal charge will apply if purchase payments are withdrawn before they have been in the Contract for seven years. We will assess the charge as a percentage of the purchase payment withdrawn as follows:

Years Since Purchase Payment Made	Withdrawal Charge
0-1	6%
2	6%
3	5%
4	5%
5	4%
6	3%
7	2%
8+	0%

For purposes of the withdrawal charge calculation, withdrawals are deemed to be taken first from:

(a)	any purchase payment to which no withdrawal charge applies then;

(b)	any remaining free withdrawal allowance (as described below) (after being reduced by (a)), then;

(c)	any remaining purchase payment to which a withdrawal charge applies (on a first-in, first-out basis), then;

(d)	any Contract earnings.

Unless you instruct us otherwise, we will deduct the withdrawal charge from the amount requested.

We will not deduct a withdrawal charge if purchase payments are distributed:

    due to the death of the contract owner or the annuitant (with no contingent annuitant surviving)
    if an annuity payout has begun
    if an income option of at least five year’s duration is begun after the first contract year.

Free Withdrawal Allowance

Beginning in the second contract year, you may withdraw up to 10% of the contract value annually. We calculate the available withdrawal amount as of the end of the previous contract year. The free withdrawal provision applies to partial withdrawals only.

Administrative Charges

There are two administrative charges: the $30 annual contract administrative charge and the administrative expense charge. We will deduct the annual contract administrative charge on the fourth Friday of each August. This charge compensates us for expenses incurred in establishing and maintaining the Contract and we will prorate this charge (i.e. calculate) from the date of purchase. We will also prorate this charge if you surrender your Contract, or if we terminate your Contract. We will not deduct a contract administrative charge from the Fixed Account or:

             (1)   from the distribution of death proceeds;

             (2)   after an annuity payout has begun; or

             (3)   if the contract value on the date of assessment equals or is greater than $40,000.

We deduct the administrative expense charge (sometimes called “sub-account administrative charge”) on each business day from amounts allocated to the variable funding options to compensate the Company for certain related administrative and operating expenses. The charge equals, on an annual basis, 0.15% of the daily net asset value allocated to each of the variable funding options, and is reflected in our accumulation and annuity unit value calculations.

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Mortality and Expense Risk Charge

Each business day, we deduct a mortality and expense risk (“M&E”) charge from amounts we hold in the variable funding options. We reflect the deduction in our calculation of accumulation and annuity unit values. The charges stated are the maximum for this product, and is equal to 1.25% annually. We reserve the right to lower this charge at any time. This charge compensates the Company for risks assumed, benefits provided and expenses incurred, including the payment of commissions to your sales agent.

E.S.P. Charge

If the E.S.P. option is selected, a charge is deducted each business day from amounts held in the variable funding options. The charge equals, on an annual basis, 0.20% of the amounts held in each funding option.

Variable Liquidity Benefit Charge

If the Variable Liquidity Benefit is selected, there is a maximum surrender charge of 6% of the amounts withdrawn. Please refer to “The Annuity Period” for a description of this benefit.

Variable Funding Option Expenses

We summarized the charges and expenses of the underlying funds in the fee table. Please review the prospectus for each underlying fund for a more complete description of that fund and its expenses.

Premium Tax

Certain state and local governments charge premium taxes ranging from 0% to 5%, depending upon jurisdiction. We are responsible for paying these taxes and will determine the method used to recover premium tax expenses incurred. We will deduct any applicable premium taxes from your contract value either upon death, surrender, annuitization, or at the time you make purchase payments to the Contract, but no earlier than when we have a tax liability under state law.

Changes in Taxes Based upon Premium or Value

If there is any change in a law assessing taxes against the Company based upon premiums, contract gains or value of the Contract, we reserve the right to charge you proportionately for this tax.

TRANSFERS

Up to 30 days before the maturity date, you may transfer all or part of the contract value between variable funding options. Please note that the Contract is not designed to serve as a vehicle for frequent trading in response to short-term fluctuations in the stock market. Therefore, all transfers are subject to the following restrictions:

  1.   Excessive Transfers. We reserve the right to restrict transfers if we determine you are engaging in a pattern of transfers that may disadvantage contract owners. In making this determination, we will consider, among other things, the following factors:

      the total dollar amount being transferred;
      the number of transfers you made within the previous three months;
      whether your transfers follow a pattern designed to take advantage of short term market fluctuations; and
      whether your transfers are part of a group of transfers made by a third party on behalf of the individual contract owners in the group

  2.   Market Timers.   We reserve the right to restrict transfers by any market timing firm or any other third party authorized to initiate transfers on behalf of multiple contract owners. We may, among other things:

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      reject the transfer instructions of any agent acting under a power of attorney on behalf of more than one owner, or reject the transfer or exchange instructions of individual owners who have executed pre-authorized transfer forms which are submitted by market timing firms or other third parties on behalf of more than one owner.

Future Modifications. We will continue to monitor the transfer activity occurring among the variable funding options, and may modify these transfer restrictions at any time if we deem it necessary to protect the interest of all contract owners. These modifications may include curtailing or eliminating, without notice, the ability to use the Internet, facsimile or telephone in making transfers.

If, in our sole discretion, we determine you are engaging in activity as described above or similar activity which will potentially hurt the rights or interests of contract owners, we will exercise our contractual right to restrict your number of transfers to one every six months. We reserve the right to charge a $10.00 fee for any transfer request which exceeds twelve per year. None of these restrictions are applicable to transfers made under a Dollar Cost Averaging Program or a rebalancing program.

We will make transfers at the value(s) next determined after we receive your request in good order at our Home Office. After the maturity date, you may make transfers only if allowed by your Contract or with our consent. These restrictions are subject to any state law requirements.

Dollar Cost Averaging

Dollar cost averaging or the pre-authorized transfer program (the "DCA Program") allows you to transfer a set dollar amount to other funding options on a monthly or quarterly basis during the accumulation phase of the Contract. Using this method, you will purchase more accumulation units in a funding option if the value per unit is low and will purchase fewer accumulation units if the value per unit is high. Therefore, you may achieve a lower-than-average cost per unit in the long run if you have the financial ability to continue the program over a long enough period of time. Dollar cost averaging does not assure a profit or protect against a loss.

You may elect the DCA Program through written request or other method acceptable to us. You must have a minimum total contract value of $5,000 to enroll in the DCA Program. The minimum amount that may be transferred through this program is $400.

You may establish pre-authorized transfers of contract values from the Fixed Account, subject to certain restrictions. Under the DCA Program, automated transfers from the Fixed Account may not deplete your Fixed Account Value in less than twelve months from your enrollment in the DCA Program.

In addition to the DCA Program, within the Fixed Account, we may credit increased interest rates to contract owners under an administrative Special DCA Program established at our discretion, depending on availability and state law. Under this program, the contract owner may pre-authorize level transfers to any of the funding options under either a 6 Month, 12 Month or 24 Month Program. The Programs will generally have different credited interest rates. Under each Program, the interest rate can accrue up to the applicable number of months on the remaining amounts in the Special DCA Program and we must transfer all purchase payments and accrued interest on a level basis to the selected funding options in the applicable time period. For example, under the 12 Month Program, the interest rate can accrue up to 12 months on the remaining amounts in the Special DCA Program and we must transfer all purchase payments and accrued interest in this Program on a level basis to the selected funding options in 12 months.

The pre-authorized transfers will begin after the initial Program purchase payment and complete enrollment instructions are received by the Company. If we do not receive complete Program enrollment instructions within 15 days of receipt of the initial Program purchase payment, the entire balance in the Program will be credited with the non-Program interest rate then in effect for the Fixed Account.

You may start or stop participation in the DCA Program at any time, but you must give the Company at least 30 days' notice to change any automated transfer instructions that are currently in place. If you stop the Special DCA Program and elect to remain in the Fixed Account, we will credit your contract value for the remainder of 6 or 12 months with the interest rate for non-Program funds.

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You may only have one DCA Program or Special DCA Program in place at one time. We will allocate any subsequent purchase payments we receive within the Program period selected to the current funding options over the remainder of that Program transfer period, unless you direct otherwise.

All provisions and terms of the Contract apply to the DCA and Special DCA Programs, including provisions relating to the transfer of money between funding options. Transfers made under any DCA Program will not be counted for purposes of restrictions we may impose on the number of transfers permitted under the Contract. We reserve the right to suspend or modify transfer privileges at any time and to assess a processing fee for this service.

ACCESS TO YOUR MONEY

Any time before the maturity date, you may redeem all or any portion of the cash surrender value, that is, the contract value less any withdrawal charge, outstanding loans, and any premium tax not previously deducted. Unless you submit a written request specifying the fixed or variable funding option(s) from which we are to withdraw amounts, we will make the withdrawal on a pro rata basis. We will determine the cash surrender value as of the close of business after we receive your surrender request at our Home Office. The cash surrender value may be more or less than the purchase payments you made. You may not make withdrawals during the annuity period.

For amounts allocated to the variable funding options, we may defer payment of any cash surrender value for a period of up to five business days after the written request is received. For amounts allocated to the Fixed Account, we may defer payment of any cash surrender value for a period up to six months. In either case, it is our intent to pay as soon as possible. We cannot process requests for withdrawals that are not in good order. We will contact you if there is a deficiency causing a delay and will advise what is needed to act upon the withdrawal request.

Systematic Withdrawals

Before the maturity date, you may choose to withdraw a specified dollar amount (at least $100) on a monthly, quarterly, semiannual or annual basis. We will deduct any applicable premium taxes and withdrawal charge. To elect systematic withdrawals, you must have a contract value of at least $15,000 and you must make the election on the form we provide. We will surrender accumulation units pro rata from all funding options in which you have an interest, unless you instruct us otherwise. You may begin or discontinue systematic withdrawals at any time by notifying us in writing, but you must give at least 30 days' notice to change any systematic withdrawal instructions that are currently in place.

We reserve the right to discontinue offering systematic withdrawals or to assess a processing fee for this service upon 30 days' written notice to contract owners (where allowed by state law).

Each systematic withdrawal is subject to federal income taxes on the taxable portion. In addition, a 10% federal penalty tax may be assessed on systematic withdrawals if the contract owner is under age 59 1/2. You should consult with your tax adviser regarding the tax consequences of systematic withdrawals.

Loans

Loans may be available under your Contract. Loans may only be taken against funds allocated or transferred to the Fixed Account. If available, all loan provisions are described in your Contract or loan agreement.

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OWNERSHIP PROVISIONS

Types of Ownership

Contract Owner

Contract Owner (you). The Contract belongs to the contract owner named in the Contract (on the Specifications page), or to any other person to whom you subsequently assign the Contract. You may only make an assignment of ownership or a collateral assignment for nonqualified Contracts. You have sole power during the annuitant’s lifetime to exercise any rights and to receive all benefits given in the Contract provided you have not named an irrevocable beneficiary and provided you have not assigned the Contract.

You receive all payments while the annuitant is alive unless you direct them to an alternate recipient. An alternate recipient does not become the contract owner.

If this Contract is purchased by a beneficiary of another contract who directly transferred the death proceeds due under that contract, he/she will be granted the same rights the owner has under the Contract except that he/she cannot transfer ownership, take a loan or make additional purchase payments.

Joint Owner. For nonqualified Contracts only, you may name joint owners (e.g., spouses) in a written request before the Contract is in effect. Joint owners may independently exercise transfers allowed under the Contract. All other rights of ownership must be exercised by both owners. Joint owners own equal shares of any benefits accruing or payments made to them.

Beneficiary

You name the beneficiary in a written request. The beneficiary has the right to receive any death benefit proceeds remaining under the Contract upon the death of the annuitant or the contract owner. If more than one beneficiary survives the annuitant or contract owner, they will share equally in benefits unless you recorded different shares with the Company by written request before the death of the annuitant or contract owner. In the case of a non-spousal beneficiary or a spousal beneficiary who has not chosen to assume the Contract, we will not transfer or otherwise remove the death benefit proceeds from either the variable funding options or the Fixed Account, as most recently elected by the contract owner, until the death report date.

Unless you have named an irrevocable beneficiary you have the right to change any beneficiary by written request during the lifetime of the annuitant and while the Contract continues.

Annuitant

The annuitant is designated in the Contract (on the Specifications page), and is the individual on whose life the maturity date and the amount of the monthly annuity payments depend. You may not change the annuitant after your Contract is in effect.

Contingent Annuitant

You may name one individual as a contingent annuitant. A contingent annuitant may not be changed, deleted or added to the Contract after the contract date. If the annuitant who is not the owner dies prior to the maturity date, and the contingent annuitant is still living;

    the death benefit will not be payable upon the annuitant’s death;
    the contingent annuitant becomes the annuitant; and
    all other rights and benefits will continue in effect.

When a contingent annuitant becomes the annuitant, the maturity date remains the same as previously in effect.

If the annuitant is also the owner, a death benefit is paid to the beneficiary regardless of whether or not there is a contingent annuitant.

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DEATH BENEFIT

Before the maturity date, generally, a death benefit is payable when either the annuitant or a contract owner dies. We calculate the death benefit at the close of the business day on which our Home Office receives (1) due proof of death, and (2) written payment instructions or election of spousal or beneficiary contract continuance (“death report date”).

We must be notified of the annuitant’s death no later than six months from the date of death in order to pay the death proceeds as described under “Death Proceeds Before the Maturity Date.” If we are notified more than six months after the death, we will pay death proceeds equal to the contract value on the death report date, less any applicable premium tax and outstanding loans.

Death Proceeds Before the Maturity Date

If the annuitant or an owner is younger than age 80 on the contract date: We will pay to the beneficiary a death benefit in an amount equal to the greatest of (1), (2) or (3) below, each reduced by any applicable premium tax, withdrawals or outstanding loans:

             (1)   the contract value;

             (2)   the total purchase payments made under the Contract; or

             (3)   the step-up value (if any, as described below).

Step-Up Value. The step-up value will initially equal the contract value on the first anniversary. When you make an additional purchase payment, we will increase the step-up value by the amount of that purchase payment. When you make a withdrawal, we will reduce the step-up value by a partial surrender reduction as described below. On each Contract anniversary before the annuitant’s 80th birthday and before the annuitant’s death, if the contract value is greater than the step-up value, we will reset the step-up value to equal that greater amount. We will not reduce the step-up value on these anniversary recalculations (provided no withdrawals or surrenders are made on that day). The only changes we will make to the step-up value on or after the annuitant’s 80th birthday will be those related to additional purchase payments or withdrawals.

Partial Surrender Reduction. If you make a withdrawal, we will reduce the step-up value by a partial surrender reduction which equals (1) the step-up value prior to the withdrawal, multiplied by (2) the amount of the withdrawal, divided by (3) the contract value before the withdrawal.

For example, assume your current contract value is $55,000. If your current step-up value is $50,000, and you decide to make a withdrawal of $10,000, we would reduce the step-up value as follows:

             50,000 x (10,000/55,000) = 9,090

Your new step-up value would be 50,000-9,090, or $40,910.

The following example shows what would happen in a declining market. Assume your current contract value is $30,000. If your current step-up value is $50,000, and you decide to make a withdrawal of $10,000, we would reduce the step-up value as follows:

             50,000 x (10,000/30,000) = 16,666

Your new step-up value would be 50,000-16,666, or $33,334.

Enhanced Stepped-Up Provision ("E.S.P."). (This provision is not available to a customer when either the annuitant or owner is age 76 or older on the rider effective date.)

The rider effective date is the date the rider is attached to and made a part of the Contract. If you have selected the E.S.P., the total death benefit as of the death report date will equal the death benefit described above plus the greater of zero or the following amount:

If the annuitant is younger than age 70 on the rider effective date, 40% of the lesser of: (1) 200% of the modified purchase payments excluding purchase payments that are both received after the first rider effective date anniversary and within 12 months of the death report date, or (2) your contract value minus the modified purchase payments, calculated as of the death report date; or

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If the annuitant is between the ages of 70 and 75 on the rider effective date, 25% of the lesser of: (1) 200% of the modified purchase payments excluding purchase payments that are both received after the first rider effective date anniversary and within 12 months of the death report date, or (2) your contract value minus the modified purchase payments, calculated as of the death report date.

The initial modified purchase payment is equal to the contract value as of the rider effective date. Whenever a purchase payment is made after the rider effective date, the modified purchase payment(s) are increased by the amount of the purchase payment. Whenever a partial surrender is taken after the rider effective date, the modified purchase payment(s) are reduced by a partial surrender reduction as described below.

The partial surrender reduction is equal to: (1) the modified purchase payment(s) in effect immediately prior to the reduction for the partial surrender, multiplied by (2) the amount of the partial surrender divided by (3) the contract value immediately prior to the partial surrender.

For example, assume your current modified purchase payment is $50,000 and that your current contract value is $55,000. You decide to make a withdrawal of $10,000. We would reduce the modified purchase payment as follows:

   50,000 X (10,000/55,000) = 9,090

You new modified purchase payment would be $50,000 - $9,090 = 40,910

The following example shows what would happen in a declining market. Assume your current contract value is $30,000. If your current modified purchase payment is $50,000 and you decide to make a withdrawal of $10,000, we would reduce the modified purchase payment as follows:

   50,000 X (10,000/30,000) = 16,666

Your new modified purchase payment would be 50,000 - 16,666 = $33,334

If the annuitant or an owner is age 80 or older on the contract date: We will pay to the beneficiary a death benefit in an amount equal to the greater of (1) or (2) below, each reduced by any applicable premium tax, withdrawals or outstanding loans not previously deducted:

             (1)   the contract value; or

             (2)   the total purchase payments made under the Contract.

Payment of Proceeds

We describe the process of paying death benefit proceeds before the maturity date in the charts below. The charts do not encompass every situation and are merely intended as a general guide. More detailed information is provided in your Contract. Generally, the person(s) receiving the benefit may request that the proceeds be paid in a lump sum, or be applied to one of the settlement options available under the Contract.

Nonqualified Contracts

Before the Maturity Date, upon the Death of the	The Company Will Pay the Proceeds to:	unless. . .	Mandatory Payout Rules Apply*
Owner (who is not the annuitant) (with no joint owner)	The beneficiary (ies), or if none, to the contract owner’s estate.	Unless, the beneficiary elects to continue the contract rather than receive the distribution.	Yes

Owner (who is the annuitant) (with no joint owner)	The beneficiary (ies), or if none, to the contract owner’s estate.	Unless, the beneficiary elects to continue the contract rather than receive the distribution.	Yes

Non-Spousal Joint Owner (who is not the annuitant)	The surviving joint owner.	Unless, the beneficiary elects to continue the contract rather than receive the distribution.	Yes

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Before the Maturity Date, upon the Death of the	The Company Will Pay the Proceeds to:	unless. . .	Mandatory Payout Rules Apply*
Non-Spousal Joint Owner (who is the annuitant)	The beneficiary(ies), or if none, to the surviving joint owner.	Unless the beneficiary elects to continue the Contract rather than receive the distribution.	Yes

Spousal Joint Owner (who is not the annuitant)	The surviving joint owner.	Unless the spouse elects to continue the Contract.	Yes

Spousal Joint Owner (who is the annuitant)	The beneficiary (ies) or, if none, to the surviving joint owner.	Unless the spouse elects to continue the Contract.

		A spouse who is not the beneficiary may decline to receive the proceeds and instruct the Company to pay the beneficiary who may elect to continue the Contract.	Yes

Annuitant (who is not the contract owner)	The beneficiary (ies), or if none, to the contract owner.	Unless, where there is no contingent annuitant, the beneficiary elects to continue the contract rather than receive the distribution.

		Or, unless there is a contingent annuitant. Then, the contingent annuitant becomes the annuitant and the contract continues in effect (generally using the original maturity date). The proceeds will then be paid upon the death of the contingent annuitant or owner.	Yes

Annuitant (who is the contract owner)	See death of “owner who is the annuitant” above.		Yes

Annuitant (where owner is a nonnatural person/trust)	The beneficiary (ies) (e.g. the trust) or if none, to the owner.		Yes (Death of annuitant is treated as death of the owner in these circumstances.)

Beneficiary	No death proceeds are payable; contract continues.		N/A

Contingent Beneficiary	No death proceeds are payable; contract continues.		N/A

______________

*	Certain payout rules of the Internal Revenue Code (IRC) are triggered upon the death of any Owner. Non-spousal beneficiaries (as well as spousal beneficiaries who choose not to assume the Contract) must begin taking distributions based on the beneficiary’s life expectancy within one year of death or take a complete distribution of Contract proceeds within 5 years of death. If mandatory distributions have begun, the 5 year payout option is not available.

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Spousal Contract Continuance (Subject to Availability - Does Not Apply if a Non-Spouse is a Joint Owner)

Within one year of your death, if your spouse is named as an owner and/or beneficiary, and you die before the maturity date, your spouse may elect to continue the Contract as owner rather than have the death benefit paid to the beneficiary. If you were the annuitant and your spouse elects to continue the Contract, your spouse will be named the annuitant as of the death report date.

If your spouse elects to continue the Contract as contract owner, the death benefit will be calculated as of the death report date. If the contract value is less than the calculated death benefit, the contract value will be increased to equal the death benefit. This amount is referred to as the adjusted contract value. Any difference between the contract value and the adjusted contract value will be allocated to the funding options in the same proportion as the allocations of the Contract prior to the death report date.

Any premium paid before the death report date is no longer subject to a withdrawal charge if your spouse elects to continue the Contract. Purchase payments made to the Contract after the death report date will be subject to the withdrawal charge. All other Contract fees and charges applicable to the original Contract will also apply to the continued Contract. All other benefits and features of your Contract will be based on your spouse’s age on the death report date as if your spouse had purchased the Contract with the adjusted contract value on the death report date. This spousal contract continuance is available only once for each Contract.

Qualified Contracts

Before the Maturity Date, Upon the Death of the	The Company Will Pay the Proceeds to:	unless. . .	Mandatory Payout Rules Apply*
Owner / Annuitant	The beneficiary (ies), or if none, to the contract owner’s estate.	Unless the beneficiary elects to continue the Contract rather than receive a distribution.	Yes

Beneficiary	No death proceeds are payable; contract continues.		N/A

Contingent Beneficiary	No death proceeds are payable; contract continues.		N/A

Beneficiary Contract Continuance (Not permitted for non-natural beneficiaries)

If you die before the maturity date, and if the value of any beneficiary’s portion of the death benefit is between $20,000 and $1,000,000 as of the death report date, (more than $1,000,000 is subject to home office approval), your beneficiary(s) may elect to continue his/her portion of the Contract subject to applicable Internal Revenue Code distribution requirements, rather than receive the death benefit in a lump sum.

If your beneficiary elects to continue the Contract, the death benefit will be calculated as of the death report date. The initial contract value of the continued contract (the “adjusted contract value”) will equal the greater of the contract value or the death benefit calculated on the death report date and will be allocated to the funding options in the same proportion as prior to the death report date.

The beneficiary who continues the Contract will be granted the same rights as the owner under the original Contract, except the beneficiary cannot:

    transfer ownership
    take a loan
    make additional purchase payments
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The beneficiary may also name his/her own beneficiary (“succeeding beneficiary”) and has the right to take withdrawals at any time after the death report date without a withdrawal charge. All other fees and charges applicable to the original contract will also apply to the continued contract. The E.S.P. option is not available to a beneficiary who has continued the Contract under this provision. All benefits and features of the continued contract will be based on the beneficiary’s age on the death report date as if the beneficiary had purchased the Contract with the adjusted contract value on the death report date.

Planned Death Benefit

You may request that rather than receive a lump-sum death benefit, the beneficiary(ies) receive all or a portion of the death benefit proceeds either:

    through an annuity for life or a period that does not exceed the beneficiary’s life expectancy; or
    under the terms of the Beneficiary Continuance provision described above. If the Beneficiary Continuance provision is selected, no surrenders will be allowed other than payments meant to satisfy minimum distribution amounts or systematic withdrawal amounts, if greater.

You must make the planned death benefit request as well as any revocation of this request in writing. Upon your death, your beneficiary(s) cannot revoke or modify this request. If the death benefit at the time we receive due proof of death is less than $2,000, we will only pay a lump sum to the beneficiary. If periodic payments due under the planned death benefit election are less than $100, we reserve the right to make annuity payments at less frequent intervals, resulting in a payment of at least $100 per year. If no beneficiary is alive when death benefits become payable, we will pay the death benefit as provided in your Contract.

Death Proceeds after the Maturity Date

If any contract owner or the annuitant dies on or after the maturity date, the Company will pay the beneficiary a death benefit consisting of any benefit remaining under the annuity or income option then in effect.

THE ANNUITY PERIOD

Maturity Date

Under the Contract, you can receive regular payments (annuity payments). You can choose the month and the year in which those payments begin (maturity date). You can also choose among payout options (annuity or income options) or elect a lump sum distribution. While the annuitant is alive, you can change your selection any time up to the maturity date. Annuity or income payments will begin on the maturity date stated in the Contract unless (1) you fully surrendered the Contract; (2) we paid the proceeds to the beneficiary before that date; or (3) you elected another date. Annuity payments are a series of periodic payments (a) for life; (b) for life with either a minimum number of payments or a specific amount assured; or (c) for the joint lifetime of the annuitant and another person, and thereafter during the lifetime of the survivor. Income payments are for a fixed period or fixed amount. We may require proof th at the annuitant is alive before we make annuity payments. Not all options may be available in all states.

You may choose to annuitize at any time after you purchase your Contract. Unless you elect otherwise, the maturity date will be the annuitant’s 70th birthday for qualified contracts, or for nonqualified Contracts, the annuitant’s 75th birthday or ten years after the effective date of the Contract, if later.

At least 30 days before the original maturity date, you may elect to extend the maturity date to any time prior to the annuitant’s 85th birthday for nonqualified Contracts or, for qualified Contracts, to a later date with our consent. You may use certain annuity options taken at the maturity date to meet the minimum required distribution requirements of federal tax law, or you may use a program of withdrawals instead. These mandatory distribution requirements take effect generally upon the death of the contract owner, or with certain qualified Contracts upon either the later of the contract owner’s attainment of age 70 1/2 or year of retirement; or the death of the contract owner. You should seek independent tax advice regarding the election of minimum required distributions.

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Allocation of Annuity

You may elect to receive your annuity payments in the form of a variable annuity, a fixed annuity, or a combination of both. If, at the time annuity payments begin, you have not made an election, we will apply your cash surrender value to provide an annuity funded by the same funding options as you have selected during the accumulation period. At least 30 days before the maturity date, you may transfer the contract value among the funding options in order to change the basis on which we will determine annuity payments. (See “Transfers.”)

Variable Annuity

You may choose an annuity payout that fluctuates depending on the investment experience of the variable funding options. We determine the number of annuity units credited to the Contract by dividing the first monthly annuity payment attributable to each variable funding option by the corresponding accumulation unit value as of 14 days before the date annuity payments begin. We use an annuity unit to measure the dollar value of an annuity payment. The number of annuity units (but not their value) remains fixed during the annuity period.

Determination of First Annuity Payment. Your Contract contains the tables we use to determine your first monthly annuity payment. If you elect a variable annuity, the amount we apply to it will be the cash surrender value as of 14 days before the date annuity payments begin, less any applicable premium taxes not previously deducted.

The amount of your first monthly payment depends on the annuity option you elected and the annuitant’s adjusted age. Your Contract contains the formula for determining the adjusted age. We determine the total first monthly annuity payment by multiplying the benefit per $1,000 of value shown in the Contract tables (or, if they would produce a larger payment, the tables then in effect on the maturity date) by the number of thousands of dollars of contract value you apply to that annuity option. The contract tables factor in an assumed daily net investment factor. We call this your net investment rate. For example, assume your net investment rate corresponds to an annual interest rate of 3%. This means that if the annualized investment performance, after expenses, of your variable funding options is less than 3%, then the dollar amount of your variable annuity payments will decrease. However, if the annualized investment p erformance, after expenses, of your variable funding options is greater than 3%, then the dollar amount of your variable annuity payments will increase.

Determination of Second and Subsequent Annuity Payments. The dollar amount of all subsequent annuity payments changes from month to month based on the investment experience of the applicable funding options. The total amount of each annuity payment will equal the sum of the basic payments in each funding option. We determine the actual amounts of these payments by multiplying the number of annuity units we credited to each funding option by the corresponding annuity unit value as of the date 14 days before the date the payment is due.

Fixed Annuity

You may choose a fixed annuity that provides payments which do not vary during the annuity period. We will calculate the dollar amount of the first fixed annuity payment as described under “Variable Annuity,” except that the amount we apply to begin the annuity will be your cash surrender value as of the date annuity payments begin. Payout rates will not be lower than that shown in the Contract. If it would produce a larger payment, the first fixed annuity payment will be determined using the Life Annuity Tables in effect on the maturity date.

PAYMENT OPTIONS

Election of Options

While the annuitant is alive, you can change your annuity or income option selection any time up to the maturity date. Once annuity or income payments have begun, no further elections are allowed.

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During the annuitant’s lifetime, if you do not elect otherwise before the maturity date, we will pay you (or another designated payee) the first of a series of monthly annuity or income payments based on the life of the annuitant, in accordance with Annuity Option 2 (Life Annuity with 120 monthly payments assured). For certain qualified contracts, Annuity Option 4 (Joint and Last Survivor Life Annuity — Annuity Reduced on Death of Primary Payee) will be the automatic option as described in the Contract.

The minimum amount that can be placed under an annuity or income option will be $1,000 unless we agree to a lesser amount. If any monthly periodic payment due is less than $100, the Company reserves the right to make payments at less frequent intervals, or to pay the contract value in a lump-sum.

On the maturity date, we will pay the amount due under the Contract in accordance with the payment option that you select. You may choose to receive a single lump-sum payment. You must elect an option in writing, in a form satisfactory to the Company. Any election made during the lifetime of the annuitant must be made by the contract owner.

Annuity Options

Subject to the conditions described in “Election of Options” above, we may pay all or any part of the cash surrender value under one or more of the following annuity options. Payments under the annuity options are generally made on a monthly basis. We may offer additional options.

Option 1 — Life Annuity — No Refund. The Company will make annuity payments during the lifetime of the annuitant ending with the last payment before death. This option offers the maximum periodic payment, since there is no assurance of a minimum number of payments or provision for a death benefit for beneficiaries.

Option 2 — Life Annuity with 120, 180 or 240 Monthly Payments Assured. The Company will make monthly annuity payments during the lifetime of the annuitant, with the agreement that if, at the death of that person, payments have been made for less than 120, 180 or 240 months, as elected, we will continue making payments to the beneficiary during the remainder of the period.

Option 3 — Joint and Last Survivor Life Annuity — No Refund. The Company will make regular annuity payments during the lifetime of the annuitant and a second person. When either person dies, we will continue making payments to the survivor. No further payments will be made following the death of the survivor.

Option 4 — Joint and Last Survivor Life Annuity — Annuity Reduced on Death of Primary Payee. The Company will make annuity payments during the lifetimes of the annuitant and a second person. You will designate one as primary payee, and the other will be designated as secondary payee. On the death of the secondary payee, the Company will continue to make monthly annuity payments to the primary payee in the same amount that would have been payable during the joint lifetime of the two persons. On the death of the primary payee, the Company will continue to make annuity payments to the secondary payee in an amount equal to 50% of the payments, which would have been made during the lifetime of the primary payee. No further payments will be made once both payees have died.

Option 5 — Other Annuity Options. The Company will make any other arrangements for annuity payments as may be mutually agreed upon.

Income Options

Instead of one of the annuity options described above, and subject to the conditions described under “Election of Options,” all or part of the Contract’s cash surrender value (or, if required by state law, contract value) may be paid under one or more of the following income options, provided that they are consistent with federal tax law qualification requirements. Payments under the income options may be elected on a monthly, quarterly, semiannual or annual basis:

Option 1 — Payments of a Fixed Amount. We will make equal payments of the amount elected until the cash surrender value applied under this option has been exhausted. We will pay the first payment and all later payments from each funding option or the Fixed Account in proportion to the cash surrender value attributable to each funding option and/or Fixed Account. The final payment will include any amount insufficient to make another full payment.

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Option 2 — Payments for a Fixed Period. We will make payments for the period selected. The amount of each payment will be equal to the remaining cash surrender value applied under this option divided by the number of remaining payments.

Option 3 — Other Income Options. We will make any other arrangements for income options as may be mutually agreed upon.

Variable Liquidity Benefit

This benefit is only offered with Variable Annuity Options (as described in the Settlement Provisions of the Contract) for Fixed Period Option only payments, without Life Contingency.

At any time after annuitization and before death, the contract owner may surrender and receive a payment equal to (A) minus (B), where (A) equals the present value of remaining certain payments, and (B) equals a surrender charge not to exceed the maximum surrender charge rate shown on the specifications page of the contract multiplied by (A). The interest rate used to calculate the present value is the Assumed (Daily) Net Investment Factor used to calculate the annuity payments. The remaining period certain payments are assumed to be level payments equal to the most recent period certain payment prior to the request for this liquidity benefit.

MISCELLANEOUS CONTRACT PROVISIONS

Right to Return

You may return the Contract for a full refund of the contract value plus any contract charges and premium taxes you paid (but not any fees and charges the underlying fund assessed) within twenty days after you receive it (the “right to return period”). You bear the investment risk of investing in the variable funding options during the right to return period; therefore, the contract value we return may be greater or less than your purchase payment.

If you purchase the Contract as an Individual Retirement Annuity, and return it within the first seven days after delivery, we will refund your purchase payment in full; during the remainder of the right to return period, we will refund the contract value (including charges).

We will determine the contract value following the close of the business day on which we receive your Contract and a written request for a refund. Where state law requires a longer period, or the return of purchase payments or other variations of this provision, we will comply. Refer to your Contract for any state-specific information.

Termination

You do not need to make any purchase payments after the first to keep the Contract in effect. However, we reserve the right to terminate the Contract on any business day if your contract value as of that date is less than $1,000 and you have not made purchase payments for at least two years, unless otherwise specified by state law. Termination will not occur until 31 days after we have mailed notice of termination to your last known address and to any assignee of record. If we terminate the Contract, we will pay you the cash surrender value less any applicable taxes.

Required Reports

As often as required by law, but at least once in each contract year before the due date of the first annuity payment, we will furnish a report showing the number of accumulation units credited to the Contract and the corresponding accumulation unit value(s) as of the report date for each funding option to which the contract owner has allocated amounts during the applicable period. The Company will keep all records required under federal and state laws.

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Suspension of Payments

The Company reserves the right to suspend or postpone the date of any payment or determination of values on any business day (1) when the New York Stock Exchange (“the Exchange”) is closed; (2) when trading on the Exchange is restricted; (3) when an emergency exists as determined by the SEC so that the sale of securities held in the Separate Account may not reasonably occur or so that the Company may not reasonably determine the value the Separate Account’s net assets; or (4) during any other period when the SEC, by order, so permits for the protection of security holders. Payments from the Fixed Account may be delayed up to 6 months.

THE SEPARATE ACCOUNTS

The Travelers Insurance Company and the Travelers Life and Annuity Company each sponsor separate accounts: Fund ABD and Fund ABD II, respectively. Both Fund ABD and Fund ABD II were established on October 17, 1995 and are registered with the SEC as unit investment trusts (separate account) under the Investment Company Act of 1940, as amended. We will invest Separate Account assets attributable to the Contracts exclusively in the shares of the variable funding options.

We hold the assets of Fund ABD and Fund ABD II for the exclusive and separate benefit of the owners of each separate account, according to the laws of Connecticut. Income, gains and losses, whether or not realized, from assets allocated to the Separate Account are, in accordance with the Contracts, credited to or charged against the Separate Account without regard to other income, gains and losses of the Company. The assets held by the Separate Account are not chargeable with liabilities arising out of any other business that we may conduct. Obligations under the Contract are obligations of the Company.

All investment income and other distributions of the funding options are payable to the Separate Account. We reinvest all such income and/or distributions in shares of the respective funding option at net asset value. Shares of the funding options are currently sold only to life insurance company separate accounts to fund variable annuity and variable life insurance contracts.

Certain variable annuity separate accounts and variable life insurance separate accounts may invest in the funding options simultaneously (called “mixed” and “shared” funding). It is conceivable that in the future it may be disadvantageous to do so. Although the Company and the variable funding options do not currently foresee any such disadvantages either to variable annuity contract owners or variable life policy owners, each variable funding option’s Board of Directors intends to monitor events in order to identify any material conflicts between them and to determine what action, if any, should be taken. If a Board of Directors was to conclude that separate funds should be established for variable life and variable annuity separate accounts, the variable annuity contract owners would not bear any of the related expenses, but variable annuity contract owners and variable life insurance policy owne rs would no longer have the economies of scale resulting from a larger combined fund.

Performance Information

From time to time, we may advertise several types of historical performance for the Contract’s variable funding options. We may advertise the “standardized average annual total returns” of the variable funding option, calculated in a manner prescribed by the SEC, and the “nonstandardized total return,” as described below. Specific examples of the performance information appear in the SAI.

Standardized Method. We compute quotations of average annual total returns according to a formula in which a hypothetical initial investment of $1,000 is applied to the variable funding option, and then related to ending redeemable values over one-, five-, and ten-year periods, or for a period covering the time during which the funding option has been in existence, if less. These quotations reflect the deduction of all recurring charges during each period (on a pro rata basis in the case of fractional periods). We convert the deduction for the annual contract administrative charge to a percentage of assets based on the actual fee collected, divided by the average net assets for Contracts sold. Each quotation assumes a total redemption at the end of each period with the applicable withdrawal charge deducted at that time.

Nonstandardized Method. We calculate nonstandardized “total returns” in a similar manner based on the performance of the funding options over a period of time, usually for the calendar year-to-date, and for the past one-, three-, five- and ten-year periods. Nonstandardized total returns will not reflect the deduction of the annual contract administrative charge, which, if reflected, would decrease the level of performance shown.

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These returns also do not reflect the withdrawal charge because we designed the Contract for long-term investment.

For underlying funds that were in existence before they became available as a funding option, the nonstandardized average annual total return quotations reflects the investment performance that such funding options would have achieved (reduced by the applicable charges) had the underlying fund been held under the Contract for the period quoted. The total return quotations are based upon historical earnings and are not necessarily representative of future performance.

General. Within the guidelines prescribed by the SEC and the National Association of Securities Dealers, Inc. (“NASD”), performance information may be quoted numerically or may be presented in a table, graph or other illustration. Advertisements may include data comparing performance to well-known indices of market performance (including, but not limited to, the Dow Jones Industrial Average, the Standard & Poor’s (S&P) 500 Index, the S&P 400 Index, the Lehman Brothers Long T-Bond Index, the Russell 1000, 2000 and 3000 Indices, the Value Line Index, and the Morgan Stanley Capital International’s EAFE Index). Advertisements may also include published editorial comments and performance rankings compiled by independent organizations (including, but not limited to, Lipper Analytical Services, Inc. and Morningstar, Inc.) and publications that monitor the performance of the Separate Account and the variable funding options.

FEDERAL TAX CONSIDERATIONS

The following general discussion of the federal income tax consequences under this Contract is not intended to cover all situations, and is not meant to provide tax advice. Because of the complexity of the law and the fact that the tax results will vary depending on many factors, you should consult your tax adviser regarding your personal situation. For your information, a more detailed tax discussion is contained in the SAI.

Non-Resident Aliens

Distributions to non-resident aliens (“NRAs”) are subject to special tax and withholding rules under the Code. In addition, annuity payments to NRAs in many countries are exempt from U.S. tax (or subject to lower rates) based upon a tax treaty. NRAs should seek guidance from a tax adviser regarding their personal situation.

General Taxation of Annuities

Congress has recognized the value of saving for retirement by providing certain tax benefits, in the form of tax deferral, for money put into an annuity. The Internal Revenue Code (Code) governs how this money is ultimately taxed, depending upon the type of Contract, qualified or non-qualified, and the manner in which the money is distributed, as briefly described below.

Tax-Free Exchanges: The Internal Revenue Code provides that, generally, no gain or loss is recognized when an annuity Contract is received in exchange for a life, endowment, or annuity Contract. Since different annuity Contracts have different expenses, fees and benefits, a tax-free exchange could result in your investment becoming subject to higher or lower fees and/or expenses.

Types of Contracts: Qualified or Nonqualified

If you purchase an annuity Contract with proceeds of an eligible rollover distribution from any qualified employee pension plan or individual retirement annuity (IRA), your Contract is referred to as a qualified Contract. Some examples of qualified Contracts are: IRAs, 403(b) annuities established by public school systems or certain tax-exempt organizations, corporate sponsored pension and profit-sharing plans (including 401(k) plans), Keogh Plans (for self-employed individuals), and certain other qualified deferred compensation plans. An exception to this is a qualified plan called a Roth IRA. Under Roth IRAs, after-tax contributions accumulate until maturity, when amounts (including earnings) may be withdrawn tax-free. The rights and benefits under a qualified Contract may be limited by the terms of the retirement plan, regardless of the terms and conditions of the Contract. If you purchase the Contract on an individual basis with after-tax dollars and not under one of the pro grams described above, your Contract is referred to as nonqualified.

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Nonqualified Annuity Contracts

As the owner of a nonqualified annuity, you do not receive any tax benefit (deduction or deferral of income) on purchase payments, but you will not be taxed on increases in the value of your Contract until a distribution occurs — either as a withdrawal (distribution made prior to the maturity date), or as annuity payments. When a withdrawal is made, you are taxed on the amount of the withdrawal that is considered earnings. Similarly, when you receive an annuity payment, part of each payment is considered a return of your purchase payments and will not be taxed. The remaining portion of the annuity payment (i.e., any earnings) will be considered ordinary income for tax purposes.

If a nonqualified annuity is owned by other than an individual, however, (e.g., by a corporation), increases in the value of the Contract attributable to purchase payments made after February 28, 1986 are includible in income annually. Furthermore, for Contracts issued after April 22, 1987, if you transfer the Contract without adequate consideration all deferred increases in value will be includible in your income at the time of the transfer.

If you make a partial withdrawal, this money will generally be taxed as first coming from earnings, (income in the contract), and then from your purchase payments. These withdrawn earnings are includible in your income. (See “Penalty Tax for Premature Distributions” below.) There is income in the Contract to the extent the contract value exceeds your investment in the Contract. The investment in the Contract equals the total purchase payments you paid less any amount received previously which was excludible from gross income. Any direct or indirect borrowing against the value of the Contract or pledging of the Contract as security for a loan will be treated as a cash distribution under the tax law, and will have consequences in the year taken.

The Contract provides one or more optional enhanced death benefits that in some cases may exceed the greater of the purchase price or contract value. It is possible that the IRS may take a position that the charges for the optional enhanced death benefit(s) are deemed to be taxable distributions to you. Although we do not believe that a charge under such an optional death benefit should be treated as a taxable withdrawal, you should consult your tax adviser before selecting any rider or endorsement to the Contract.

Federal tax law requires that nonqualified annuity Contracts meet minimum mandatory distribution requirements upon the death of the contract owner, including the first of joint owners. If these requirements are not met, the Contract will not be treated as an annuity Contract for Federal income tax purposes and earnings under the Contract will be taxable currently, not when distributed. The distribution required depends, among other things, upon whether an annuity option is elected or whether the new contract owner is the surviving spouse. We will administer Contracts in accordance with these rules and we will notify you when you should begin receiving payments. There is a more complete discussion of these rules in the SAI.

Puerto Rico Tax Considerations

The Puerto Rico Internal Revenue Code of 1994 (the “1994 Code”) taxes distributions from nonqualified annuity contracts differently than in the U.S. Distributions that are not in the form of an annuity (including partial surrenders and period certain payments) are treated under the 1994 Code first as a return of investment. Therefore, no taxable income is recognized for Puerto Rico tax purposes until the cumulative amount paid exceeds your tax basis. Similarly, the amount of income on annuity distributions (payable over your lifetime) is calculated differently. Since Puerto Rico residents are also subject to U.S. tax on all income other than income sourced to Puerto Rico, the timing of recognition of income from an annuity contract could vary between the two jurisdictions. Although the 1994 Code provides a credit against the Puerto Rico income tax for U.S. income taxes, an individual may not get full credit because of the timing differences. You should consult with a personal tax adviser regarding the tax consequences of purchasing an annuity contract and/or a proposed distribution.

Qualified Annuity Contracts

Under a qualified annuity, since amounts paid into the Contract have generally not yet been taxed, the full amount of all distributions, including lump-sum withdrawals and annuity payments, are generally taxed at the ordinary income tax rate unless the distribution is transferred to an eligible rollover account or Contract. The Contract is available as a vehicle for IRA rollovers and for other qualified Contracts. There are special rules which govern the taxation of qualified Contracts, including withdrawal restrictions, requirements for mandatory distributions, and contribution limits. We have provided a more complete discussion in the SAI.

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Note to participants in qualified plans including 401, 403(b), 457 as well as IRA owners: While annual plan contribution limits may be increased from time to time by Congress and the IRS for federal income tax purposes, these limits must be adopted by each state for the higher limits to be effective at a state income tax level. In other words, the permissible contribution limit for income tax purposes may be different at the federal level from your state's income tax laws. Please consult your employer or tax advisor regarding this issue.

The Contract includes one or more optional enhanced death benefits that in some cases may exceed the greater of the purchase payments or contract value. The IRS has not reviewed the Contract for qualification as an IRA, and has not addressed in a ruling of general applicability, whether a death benefit such as the optional death benefit(s) in the Contract comports with IRA qualification requirements. Although the Company regards the optional enhanced death benefit as a permissible benefit under an IRA, the IRS may take a contrary position regarding tax qualification resulting in deemed distributions and penalty taxes. You should consult your tax adviser prior to selecting any optional enhanced death benefit for an IRA.

Penalty Tax for Premature Distributions

For both qualified and nonqualified contracts, taxable distributions taken before the contract owner has reached the age of 59 1/2 will be subject to a 10% additional tax penalty unless the distribution is taken in a series of periodic distributions, for life or life expectancy, or unless the distribution follows the death or disability of the contract owner. Other exceptions may be available in certain qualified plans. This is in addition to any penalites which may apply under your Contract.

Diversification Requirements for Variable Annuities

The Code requires that any nonqualified variable annuity Contracts based on a separate account shall not be treated as an annuity for any period if investments made in the account are not adequately diversified. Final tax regulations define how separate accounts must be diversified. The Company monitors the diversification of investments constantly and believes that its accounts are adequately diversified. The consequence of any failure to diversify is essentially the loss to the Contract owner of tax deferred treatment. The Company intends to administer all Contracts subject to this provision of law in a manner that will maintain adequate diversification.

Ownership of the Investments

In certain circumstances, owners of variable annuity Contracts have been considered to be the owners of the assets of the underlying separate account for Federal income tax purposes due to their ability to exercise investment control over those assets. When this is the case, the contract owners have been currently taxed on income and gains attributable to the variable account assets. There is little guidance in this area, and some features of the Contract, such as the flexibility of the contract owner to allocate premium payments and transfer amounts among the funding options, have not been addressed in public rulings. While we believe that the Contract does not give the contract owner investment control over separate account assets, we reserve the right to modify the Contract as necessary to prevent a contract owner from being treated as the owner of the separate account assets supporting the Contract.

Mandatory Distributions For Qualified Plans

Federal tax law requires that minimum annual distributions begin by April 1st of the calendar year following the calendar year in which an IRA owner attains age 70 1/2. Participants in qualified plans and 403(b) annuities may defer minimum distributions until the later of April 1st of the calendar year following the calendar year in which they attain age 70 1/2 or the year of retirement.

Minimum Distributions For Beneficiaries. When a death benefit becomes due upon the death of the owner and/or annuitant, minimum distributions may be taken over the life expectancy of the beneficiary not less than annually within one year from the date of death or the funds remaining in the Contract must be completely withdrawn within five years from the date of death.

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Taxation of Death Benefit Proceeds

Amounts may be distributed from a Contract because of the death of an owner or annuitant. Generally, such amounts are includible in the income of the recipient as follows: (i) if distributed in a lump sum, they are taxed in the same manner as a full surrender of the contract; or (ii) if distributed under a payment option, they are taxed in the same way as annuity payments.

OTHER INFORMATION

The Insurance Companies

Please refer to your Contract to determine which Company issued your Contract.

The Travelers Insurance Company is a stock insurance company chartered in 1863 in Connecticut and continuously engaged in the insurance business since that time. It is licensed to conduct life insurance business in all states of the United States, the District of Columbia, Puerto Rico, Guam, the U.S. and British Virgin Islands and the Bahamas. The Company is an indirect wholly owned subsidiary of Citigroup Inc. The Company’s Home Office is located at One Tower Square, Hartford, Connecticut 06183.

The Travelers Life and Annuity Company is a stock insurance company chartered in 1973 in Connecticut and continuously engaged in the insurance business since that time. It is licensed to conduct life insurance business in a majority of the states of the United States, the District of Columbia and Puerto Rico, and intends to seek licensure in the remaining states, except New York. The Company is an indirect wholly owned subsidiary of Citigroup Inc. The Company’s Home Office is located at One Tower Square, Hartford, Connecticut 06183.

Financial Statements

The financial statements for the Company and its separate account are located in the Statement of Additional Information.

Distribution of Variable Annuity Contracts

We intend to sell the Contracts in all jurisdictions where we are licensed to do business and where the Contract is approved. Any registered representative of affiliated or independent broker-dealers who sell the Contracts will be qualified to sell variable annuities under applicable federal and state laws. Each broker-dealer is registered with the SEC under the Securities Exchange Act of 1934, and all are members of the NASD. The principal underwriter of the Contracts is our affiliate, Travelers Distribution LLC, One Tower Square, Hartford, CT.

Up-front compensation paid to sales representatives will not exceed 8% of the purchase payments made under the Contracts. If asset based compensation is paid, it will not exceed 2% of the average account value annually. From time to time, we may pay or permit other promotional incentives, in cash, credit or other compensation.

Conformity with State and Federal Laws

The laws of the state in which we deliver a Contract govern that Contract. Where a state has not approved a Contract feature or funding option, it will not be available in that state. Any paid-up annuity, cash surrender value or death benefits that are available under the Contract are not less than the minimum benefits required by the statutes of the state in which we delivered the Contract. We reserve the right to make any changes, including retroactive changes, in the Contract to the extent that the change is required to meet the requirements of any law or regulation issued by any governmental agency to which the Company, the Contract or the contract owner is subject.

Voting Rights

The Company is the legal owner of the shares of the underlying funds. However, we believe that when an underlying fund solicits proxies in conjunction with a vote of shareholders we are required to obtain from you and from other owners instructions on how to vote those shares. We will vote all shares, including those we may own on our own behalf, and those where we have not received instructions from contract owners, in the

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same proportion as shares for which we received voting instructions. Should we determine that we are no longer required to comply with the above, we will vote on the shares in our own right. In certain limited circumstances, and when permitted by law, we may disregard voting instructions. If we do disregard voting instructions, a summary of that action and the reasons for such action would be included in the next annual report to contract owners.

Legal Proceedings and Opinions

Legal matters in connection with the federal laws and regulations affecting the issue and sale of the contract described in this prospectus, as well as the organization of the Companies, their authority to issue variable annuity contracts under Connecticut law and the validity of the forms of the variable annuity contracts under Connecticut law, have been passed on by the General Counsel of the Companies.

There are no pending legal proceedings affecting either Separate Account or the principal underwriter. There are no pending legal proceedings against either Company likely to have a material adverse effect on the ability of either Company to meet its obligations under the applicable Contract.

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Appendix A
Condensed Financial Information

THE TRAVELERS FUND ABD FOR VARIABLE ANNUITIES
Accumulation Unit Values (in dollars)

	Period Ended December 31,					Period From December 16, 1996 to December 31,

Funding Option	2001	2000**	1999**	1998**	1997**	1996**

Capital Appreciation Fund (4/97)
Without E.S.P.
Unit Value at beginning of period	2.387	3.098	2.046	1.283	1.032	1.000
Unit Value at end of period	1.739	2.387	3.098	2.046	1.283	1.032
Number of units outstanding at end of period	37,786,870	37,804,248	25,971,911	10,561,314	870,525	—
With E.S.P.
Unit Value at beginning of period	1.000	—	—	—	—	—
Unit Value at end of period	1.737	—	—	—	—	—
Number of units outstanding at end of period	53,852	—	—	—	—	—
Money Market Portfolio (7/97)
Without E.S.P.
Unit Value at beginning of period	1.160	1.107	1.070	1.033	1.000	—
Unit Value at end of period	1.187	1.160	1.107	1.070	1.033	—
Number of units outstanding at end of period	40,133,062	15,545,185	16,750,270	9,244,927	345,682	—
With E.S.P.
Unit Value at beginning of period	1.000	—	—	—	—	—
Unit Value at end of period	1.185	—	—	—	—	—
Number of units outstanding at end of period	—	—	—	—	—	—
AIM Variable Insurance Funds, Inc.
AIM V.I. Value Fund (9/00) *
Without E.S.P.
Unit Value at beginning of period	0.875	1.000	—	—	—	—
Unit Value at end of period	0.755	0.875	—	—	—	—
Number of units outstanding at end of period	7,280,717	1,020,328	—	—	—	—
With E.S.P.
Unit Value at beginning of period	1.000	—	—	—	—	—
Unit Value at end of period	0.754	—	—	—	—	—
Number of units outstanding at end of period	—	—	—	—	—	—
Alliance Variable Products Series Fund, Inc.
Premier Growth Portfolio Class B (5/00)
Without E.S.P.
Unit Value at beginning of period	0.786	1.000	—	—	—	—
Unit Value at end of period	0.640	0.786	—	—	—	—
Number of units outstanding at end of period	21,249,041	8,906,509	—	—	—	—
With E.S.P.
Unit Value at beginning of period	1.000	—	—	—	—	—
Unit Value at end of period	0.639	—	—	—	—	—
Number of units outstanding at end of period	31,971	—	—	—	—	—
A-1

Appendix A
Condensed Financial Information

THE TRAVELERS FUND ABD FOR VARIABLE ANNUITIES
Accumulation Unit Values (continued)

	Period Ended December 31,					Period From December 16, 1996 to December 31,

Funding Option	2001	2000**	1999**	1998**	1997**	1996**

Credit Suisse Trust
Emerging Markets Portfolio (6/98)
Without E.S.P.
Unit Value at beginning of period	0.886	1.313	0.734	1.000	—	—
Unit Value at end of period	0.789	0.886	1.313	0.734	—	—
Number of units outstanding at end of period	2,463,748	2,477,705	892,012	223,688	—	—
With E.S.P.
Unit Value at beginning of period	1.000	—	—	—	—	—
Unit Value at end of period	0.788	—	—	—	—	—
Number of units outstanding at end of period	—	—	—	—	—	—
Delaware Group Premium Fund
REIT Series (6/98)
Without E.S.P.
Unit Value at beginning of period	1.121	0.866	0.901	1.000	—	—
Unit Value at end of period	1.203	1.121	0.866	0.901	—	—
Number of units outstanding at end of period	1,959,474	732,010	357,910	96,983	—	—
With E.S.P.
Unit Value at beginning of period	1.000	—	—	—	—	—
Unit Value at end of period	1.201	—	—	—	—	—
Number of units outstanding at end of period	26,587	—	—	—	—	—
Dreyfus Variable Investment Fund, Inc.
Appreciation Portfolio (5/98)
Without E.S.P.
Unit Value at beginning of period	1.198	1.223	1.112	1.000	—	—
Unit Value at end of period	1.071	1.198	1.223	1.112	—	—
Number of units outstanding at end of period	11,107,345	10,147,802	7,840,789	2,937,245	—	—
With E.S.P.
Unit Value at beginning of period	1.000	—	—	—	—	—
Unit Value at end of period	1.069	—	—	—	—	—
Number of units outstanding at end of period	47,043	—	—	—	—	—
Small Cap Portfolio (5/98)
Without E.S.P.
Unit Value at beginning of period	1.182	1.058	0.871	1.000	—	—
Unit Value at end of period	1.094	1.182	1.058	0.871	—	—
Number of units outstanding at end of period	11,594,005	6,798,006	3,387,052	1,435,805	—	—
With E.S.P.
Unit Value at beginning of period	1.000	—	—	—	—	—
Unit Value at end of period	1.092	—	—	—	—	—
Number of units outstanding at end of period	2,257	—	—	—	—	—
A-2

Appendix A
Condensed Financial Information

THE TRAVELERS FUND ABD FOR VARIABLE ANNUITIES
Accumulation Unit Values (continued)

	Period Ended December 31,					Period From December 16, 1996 to December 31,

Funding Option	2001	2000**	1999**	1998**	1997**	1996**

Greenwich Street Series Fund:
Appreciation Portfolio (6/97)
Without E.S.P.
Unit Value at beginning of period	1.405	1.431	1.283	1.092	1.000	—
Unit Value at end of period	1.330	1.405	1.431	1.283	1.092	—
Number of units outstanding at end of period	13,733,044	9,922,836	6,935,912	3,710,315	506,282	—
With E.S.P.
Unit Value at beginning of period	1.000	—	—	—	—	—
Unit Value at end of period	1.328	—	—	—	—	—
Number of units outstanding at end of period	—	—	—	—	—	—
Diversified Strategic Income Portfolio (6/97)†
Without E.S.P.
Unit Value at beginning of period	1.118	1.103	1.100	1.048	1.000	—
Unit Value at end of period	1.138	1.118	1.103	1.100	1.048	—
Number of units outstanding at end of period	12,784,586	11,430,969	10,783,437	7,076,327	733,829	—
With E.S.P.
Unit Value at beginning of period	1.000	—	—	—	—	—
Unit Value at end of period	1.136	—	—	—	—	—
Number of units outstanding at end of period	—	—	—	—	—	—
Equity Index Portfolio Class II (6/99)
Without E.S.P.
Unit Value at beginning of period	0.982	1.098	1.000	—	—	—
Unit Value at end of period	0.848	0.982	1.098	—	—	—
Number of units outstanding at end of period	13,010,004	4,272,617	753,819	—	—	—
With E.S.P.
Unit Value at beginning of period	1.000	—	—	—	—	—
Unit Value at end of period	0.847	—	—	—	—	—
Number of units outstanding at end of period	56,525	—	—	—	—	—
Fundamental Value Portfolio (5/98)
Without E.S.P.
Unit Value at beginning of period	1.362	1.146	0.953	1.000	—	—
Unit Value at end of period	1.272	1.362	1.146	0.953	—	—
Number of units outstanding at end of period	17,065,180	4,380,338	1,958,751	708,254	—	—
With E.S.P.
Unit Value at beginning of period	1.000	—	—	—	—	—
Unit Value at end of period	1.270	—	—	—	—	—
Number of units outstanding at end of period	—	—	—	—	—	—
A-3

Appendix A
Condensed Financial Information

THE TRAVELERS FUND ABD FOR VARIABLE ANNUITIES
Accumulation Unit Values (continued)

	Period Ended December 31,					Period From December 16, 1996 to December 31,

Funding Option	2001	2000**	1999**	1998**	1997**	1996**

Janus Aspen Series
Balanced Portfolio — Service Shares (5/00)
Without E.S.P.
Unit Value at beginning of period	0.972	1.000	—	—	—	—
Unit Value at end of period	0.911	0.972	—	—	—	—
Number of units outstanding at end of period	13,475,207	4,934,773	—	—	—	—
With E.S.P.
Unit Value at beginning of period	1.000
Unit Value at end of period	0.910
Number of units outstanding at end of period	334,095
Global Life Sciences Portfolio Service Shares (5/00)
Without E.S.P.
Unit Value at beginning of period	1.135	1.000	—	—	—	—
Unit Value at end of period	0.931	1.135	—	—	—	—
Number of units outstanding at end of period	4,102,883	1,951,454	—	—	—	—
With E.S.P.
Unit Value at beginning of period	1.000	—	—	—	—	—
Unit Value at end of period	0.930	—	—	—	—	—
Number of units outstanding at end of period	9,514	—	—	—	—	—
Global Technology Portfolio — Service Shares (5/00)
Without E.S.P.
Unit Value at beginning of period	0.672	1.000	—	—	—	—
Unit Value at end of period	0.415	0.672	—	—	—	—
Number of units outstanding at end of period	10,706,223	5,661,986	—	—	—	—
With E.S.P.
Unit Value at beginning of period	1.000	—	—	—	—	—
Unit Value at end of period	0.414	—	—	—	—	—
Number of units outstanding at end of period	—	—	—	—	—	—
Worldwide Growth Portfolio — Service Shares (5/00)
Without E.S.P.
Unit Value at beginning of period	0.798	1.000	—	—	—	—
Unit Value at end of period	0.609	0.798	—	—	—	—
Number of units outstanding at end of period	16,824,804	7,908,763	—	—	—	—
With E.S.P.
Unit Value at beginning of period	1.000	—	—	—	—	—
Unit Value at end of period	0.608	—	—	—	—	—
Number of units outstanding at end of period	259,969	—	—	—	—	—
A-4

Appendix A
Condensed Financial Information

THE TRAVELERS FUND ABD FOR VARIABLE ANNUITIES
Accumulation Unit Values (continued)

	Period Ended December 31,					Period From December 16, 1996 to December 31,

Funding Option	2001	2000**	1999**	1998**	1997**	1996**

PIMCO Variable Insurance Trust
Total Return Bond Portfolio (5/01) *
Without E.S.P.
Unit Value at beginning of year	1.000	—	—	—	—	—
Unit Value at end of year	1.053	—	—	—	—	—
Number of units outstanding at end of year	4,888,796	—	—	—	—	—
With E.S.P.
Unit Value at beginning of period	1.000	—	—	—	—	—
Unit Value at end of period	1.051	—	—	—	—	—
Number of units outstanding at end of period	289,359	—	—	—	—	—
Putnam Variable Trust
Putnam VT International Growth Fund — Class IB (5/01)
Without E.S.P.
Unit Value at beginning of year	1.000	—	—	—	—	—
Unit Value at end of year	0.857	—	—	—	—	—
Number of units outstanding at end of year	1,555,346	—	—	—	—	—
With E.S.P.
Unit Value at beginning of period	1.000	—	—	—	—	—
Unit Value at end of period	0.856	—	—	—	—	—
Number of units outstanding at end of period	—	—	—	—	—	—
Putnam VT Voyager II Fund — Class IB (5/01)
Without E.S.P.
Unit Value at beginning of year	1.000	—	—	—	—	—
Unit Value at end of year	0.806	—	—	—	—	—
Number of units outstanding at end of year	269,501	—	—	—	—	—
With E.S.P.
Unit Value at beginning of period	1.000	—	—	—	—	—
Unit Value at end of period	0.805	—	—	—	—	—
Number of units outstanding at end of period	—	—	—	—	—	—
Salomon Brothers Variable Series Funds, Inc.
Capital Fund (5/01)
Without E.S.P.
Unit Value at beginning of period	1.522	—	—	—	—	—
Unit Value at end of period	1.529	—	—	—	—	—
Number of units outstanding at end of period	5,065,288	—	—	—	—	—
With E.S.P.
Unit Value at beginning of period	1.000	—	—	—	—	—
Unit Value at end of period	1.527	—	—	—	—	—
Number of units outstanding at end of period	133,745	—	—	—	—	—
A-5

Appendix A
Condensed Financial Information

THE TRAVELERS FUND ABD FOR VARIABLE ANNUITIES
Accumulation Unit Values (continued)

	Period Ended December 31,					Period From December 16, 1996 to December 31,

Funding Option	2001	2000**	1999**	1998**	1997**	1996**

Investors Fund (6/98) (1)
Without E.S.P.
Unit Value at beginning of period	1.287	1.132	1.029	1.000	—	—
Unit Value at end of period	1.216	1.287	1.132	1.029	—	—
Number of units outstanding at end of period	15,853,833	7,090,936	3,905,967	1,764,644	—	—
With E.S.P.
Unit Value at beginning of period	1.000	—	—	—	—	—
Unit Value at end of period	1.214	—	—	—	—	—
Number of units outstanding at end of period	197,379	—	—	—	—	—
Travelers Series Fund Inc.
AIM Capital Appreciation Portfolio (9/00)
Without E.S.P.
Unit Value at beginning of period	0.783	1.000	—	—	—	—
Unit Value at end of period	0.588	0.783	—	—	—	—
Number of units outstanding at end of period	5,177,186	980,787	—	—	—	—
With E.S.P.
Unit Value at beginning of period	1.000	—	—	—	—	—
Unit Value at end of period	0.587	—	—	—	—	—
Number of units outstanding at end of period	—	—	—	—	—	—
Alliance Growth Portfolio (6/97)
Without E.S.P.
Unit Value at beginning of period	1.765	2.189	1.679	1.319	1.037	1.000
Unit Value at end of period	1.508	1.765	2.189	1.679	1.319	1.037
Number of units outstanding at end of period	31,912,509	32,922,575	25,024,627	13,211,206	1,062,634	—
With E.S.P.
Unit Value at beginning of period	1.000	—	—	—	—	—
Unit Value at end of period	1.506	—	—	—	—	—
Number of units outstanding at end of period	—	—	—	—	—	—
MFS Total Return Portfolio (5/97)
Without E.S.P.
Unit Value at beginning of period	1.517	1.319	1.303	1.183	1.000	—
Unit Value at end of period	1.496	1.517	1.319	1.303	1.183	—
Number of units outstanding at end of period	38,418,447	29,382,873	27,173,225	16,380,184	962,287	—
With E.S.P.
Unit Value at beginning of period	1.000	—	—	—	—	—
Unit Value at end of period	1.493	—	—	—	—	—
Number of units outstanding at end of period	139,865	—	—	—	—	—
Smith Barney Aggressive Growth Portfolio (5/01)
Without E.S.P.
Unit Value at beginning of period	1.000	—	—	—	—	—
Unit Value at end of period	0.945	—	—	—	—	—
Number of units outstanding at end of period	11,974,631	—	—	—	—	—
With E.S.P.
Unit Value at beginning of period	1.000	—	—	—	—	—
Unit Value at end of period	0.944	—	—	—	—	—
Number of units outstanding at end of period	2,000	—	—	—	—	—
A-6

Appendix A
Condensed Financial Information

THE TRAVELERS FUND ABD FOR VARIABLE ANNUITIES
Accumulation Unit Values (continued)

	Period Ended December 31,					Period From December 16, 1996 to December 31,

Funding Option	2001	2000**	1999**	1998**	1997**	1996**

Smith Barney Large Capitalization Growth Portfolio (5/01)
Without E.S.P.
Unit Value at beginning of period	1.000	—	—	—	—	—
Unit Value at end of period	0.908	—	—	—	—	—
Number of units outstanding at end of period	1,184,451	—	—	—	—	—
With E.S.P.
Unit Value at beginning of period	1.000	—	—	—	—	—
Unit Value at end of period	0.906	—	—	—	—	—
Number of units outstanding at end of period	—	—	—	—	—	—
The Travelers Series Trust
Convertible Securities Portfolio (8/98) *
Without E.S.P.
Unit Value at beginning of period	1.299	1.170	1.000	1.000	—	—
Unit Value at end of period	1.270	1.299	1.170	1.000	—	—
Number of units outstanding at end of period	9,680,620	3,349,925	1,137,997	458,699	—	—
With E.S.P.
Unit Value at beginning of period	1.000	—	—	—	—	—
Unit Value at end of period	1.268	—	—	—	—	—
Number of units outstanding at end of period	25,172	—	—	—	—	—
Disciplined Mid Cap Stock Portfolio (6/97)
Without E.S.P.
Unit Value at beginning of period	1.773	1.541	1.377	1.195	1.000	—
Unit Value at end of period	1.677	1.773	1.541	1.377	1.195	—
Number of units outstanding at end of period	5,089,354	3,629,362	2,663,507	1,425,770	120,880	—
With E.S.P.
Unit Value at beginning of period	1.000	—	—	—	—	—
Unit Value at end of period	1.675	—	—	—	—	—
Number of units outstanding at end of period	11,704	—	—	—	—	—
Equity Income Portfolio (5/97)
Without E.S.P.
Unit Value at beginning of period	1.652	1.535	1.484	1.339	1.026	1.000
Unit Value at end of period	1.521	1.652	1.535	1.484	1.339	1.026
Number of units outstanding at end of period	27,130,603	22,535,737	19,892,863	12,301,819	639,656	—
With E.S.P.
Unit Value at beginning of period	1.000	—	—	—	—	—
Unit Value at end of period	1.519	—	—	—	—	—
Number of units outstanding at end of period	89,211	—	—	—	—	—
A-7

Appendix A
Condensed Financial Information

THE TRAVELERS FUND ABD FOR VARIABLE ANNUITIES
Accumulation Unit Values (continued)

	Period Ended December 31,					Period From December 16, 1996 to December 31,

Funding Option	2001	2000**	1999**	1998**	1997**	1996**

Federated High Yield Portfolio (5/97)
Without E.S.P.
Unit Value at beginning of period	1.084	1.196	1.177	1.140	1.000	—
Unit Value at end of period	1.089	1.084	1.916	1.177	1.140	—
Number of units outstanding at end of period	10,746,070	10,245,418	10,237,038	7,715,310	620,667	—
With E.S.P.
Unit Value at beginning of period	1.000	—	—	—	—	—
Unit Value at end of period	1.088	—	—	—	—	—
Number of units outstanding at end of period	19,686	—	—	—	—	—
Federated Stock Portfolio (5/97)
Without E.S.P.
Unit Value at beginning of period	1.588	1.552	1.494	1.285	1.000	—
Unit Value at end of period	1.592	1.588	1.552	1.494	1.285	—
Number of units outstanding at end of period	6,935,446	7,399,546	7,710,739	4,599,587	352,550	—
With E.S.P.
Unit Value at beginning of period	1.000	—	—	—	—	—
Unit Value at end of period	1.589	—	—	—	—	—
Number of units outstanding at end of period	—	—	—	—	—	—
Large Cap Portfolio (6/97)
Without E.S.P.
Unit Value at beginning of period	1.790	2.123	1.665	1.245	1.023	1.000
Unit Value at end of period	1.459	1.790	2.123	1.665	1.245	1.023
Number of units outstanding at end of period	24,478,530	22,306,844	15,562,311	6,662,550	491,869	—
With E.S.P.
Unit Value at beginning of period	1.000	—	—	—	—	—
Unit Value at end of period	1.457	—	—	—	—	—
Number of units outstanding at end of period	138,251	—	—	—	—	—
Lazard International Stock Portfolio (5/97)
Without E.S.P.
Unit Value at beginning of period	1.275	1.460	1.216	1.095	1.027	1.000
Unit Value at end of period	0.928	1.275	1.460	1.216	1.095	1.027
Number of units outstanding at end of period	15,755,872	14,943,760	10,264,070	6,533,760	849,629	—
With E.S.P.
Unit Value at beginning of period	1.000	—	—	—	—	—
Unit Value at end of period	0.926	—	—	—	—	—
Number of units outstanding at end of period	—	—	—	—	—	—
MFS Emerging Growth Portfolio (4/97)
Without E.S.P.
Unit Value at beginning of period	2.179	2.766	1.587	1.198	1.004	1.000
Unit Value at end of period	1.371	2.179	2.766	1.587	1.198	1.004
Number of units outstanding at end of period	17,463,700	16,347,855	11,222,748	5,891,811	528,553	—
With E.S.P.
Unit Value at beginning of period	1.000	—	—	—	—	—
Unit Value at end of period	1.369	—	—	—	—	—
Number of units outstanding at end of period	—	—	—	—	—	—
A-8

Appendix A
Condensed Financial Information

THE TRAVELERS FUND ABD FOR VARIABLE ANNUITIES
Accumulation Unit Values (continued)

	Period Ended December 31,					Period From December 16, 1996 to December 31,

Funding Option	2001	2000**	1999**	1998**	1997**	1996**

MFS Mid Cap Growth Portfolio (4/98)
Without E.S.P.
Unit Value at beginning of period	1.721	1.595	0.985	1.000	—	—
Unit Value at end of period	1.295	1.721	1.595	0.985	—	—
Number of units outstanding at end of period	17,692,810	10,884,619	3,220,420	696,846	—	—
With E.S.P.
Unit Value at beginning of period	1.000	—	—	—	—	—
Unit Value at end of period	1.293	—	—	—	—	—
Number of units outstanding at end of period	3,615	—	—	—	—	—
Travelers Quality Bond Portfolio (5/97)
Without E.S.P.
Unit Value at beginning of period	1.190	1.128	1.131	1.057	1.001	1.000
Unit Value at end of period	1.257	1.190	1.128	1.131	1.057	1.001
Number of units outstanding at end of period	30,031,740	16,565,402	13,396,194	9,328,606	378,758	—
With E.S.P.
Unit Value at beginning of period	1.000	—	—	—	—	—
Unit Value at end of period	1.255	—	—	—	—	—
Number of units outstanding at end of period	34,750	—	—	—	—	—
Van Kampen Life Investment Trust
Comstock Portfolio — Class II Shares (12/00)
Without E.S.P.
Unit Value at beginning of period	1.069	—	—	—	—	—
Unit Value at end of period	1.024	—	—	—	—	—
Number of units outstanding at end of period	3,476,351	—	—	—	—	—
With E.S.P.
Unit Value at beginning of period	1.000	—	—	—	—	—
Unit Value at end of period	1.023	—	—	—	—	—
Number of units outstanding at end of period	554,533	—	—	—	—	—
Emerging Growth Portfolio — Class II Shares (12/00)
Without E.S.P.
Unit Value at beginning of period	0.986	—	—	—	—	—
Unit Value at end of period	0.664	—	—	—	—	—
Number of units outstanding at end of period	2,180,793	—	—	—	—	—
With E.S.P.
Unit Value at beginning of period	1.000	—	—	—	—	—
Unit Value at end of period	0.663	—	—	—	—	—
Number of units outstanding at end of period	196,322	—	—	—	—	—
A-9

Appendix A
Condensed Financial Information

THE TRAVELERS FUND ABD FOR VARIABLE ANNUITIES
Accumulation Unit Values (continued)

	Period Ended December 31,					Period From December 16, 1996 to December 31,

Funding Option	2001	2000**	1999**	1998**	1997**	1996**

Variable Insurance Products Fund II
Contrafund Portfolio — Service Class II Shares (5/00)
Without E.S.P.
Unit Value at beginning of period	0.923	1.000	—	—	—	—
Unit Value at end of period	0.796	0.923	—	—	—	—
Number of units outstanding at end of period	8,023,592	3,113,370	—	—	—	—
With E.S.P.
Unit Value at beginning of period	1.000	—	—	—	—	—
Unit Value at end of period	0.795	—	—	—	—	—
Number of units outstanding at end of period	67,791	—	—	—	—	—
Variable Insurance Products Fund III
Mid Cap Portfolio — Service Class 2 (12/00)
Without E.S.P.
Unit Value at beginning of period	1.050	—	—	—	—	—
Unit Value at end of period	0.999	—	—	—	—	—
Number of units outstanding at end of period	1,727,443	—	—	—	—	—
With E.S.P.
Unit Value at beginning of period	1.000	—	—	—	—	—
Unit Value at end of period	0.998	—	—	—	—	—
Number of units outstanding at end of period	4,842	—	—	—	—	—

______________

The Company began tracking the Accumulation Unit values in 1996, however the Separate Account held no assets until 1997. The date next to each funding option’s name reflects the date money first came into the funding option through the Separate Account. Funding Options not listed had no amounts yet allocated to them. “Number of Units Outstanding at end of period” may include units for Contract Owners in the payout phase. The financial statements for Fund ABD and the consolidated financial statements of The Travelers Insurance Company and its Subsidiaries are contained in the SAI.

†	No longer available to new contract owners.

*	Fund’s name has changed – see prospectus.

**	For this time period, “Number of units outstanding at end of year” may include annuity units.

(1)	As the result of a merger in 2001, Investors Fund acquired the assets and stated liabilities of The Travelers Series Trust: Strategic Stock Portfolio and The Travelers Series Trust: Jurika and Voyles Core Equity Portfolio.

A-10

Appendix B
Condensed Financial Information

THE TRAVELERS FUND ABD II FOR VARIABLE ANNUITIES
Accumulation Unit Values (in dollars)

	Period Ended December 31,					Period From December 16, 1996 to December 31,

Funding Option	2001	2000**	1999**	1998**	1997**	1996 **

Capital Appreciation Fund (12/96)
Without E.S.P.
Unit Value at beginning of period	2.387	3.098.0	2.046	1.283	1.032	1.000
Unit Value at end of period	1.739	2.387	3.098	2.046	1.283	1.032
Number of units outstanding at end of period	53,409,421	61,812,416	46,942,401	23,010,432	6,344,051	29,824
With E.S.P.
Unit Value at beginning of period	1.000	—	—	—	—	—
Unit Value at end of period	1.737	—	—	—	—	—
Number of units outstanding at end of period	336,154	—	—	—	—	—
Money Market Portfolio (2/97)
Without E.S.P.
Unit Value at beginning of period	1.160	1.107	1.070	1.033	1.000	—
Unit Value at end of period	1.187	1.160	1.107	1.070	1.033	—
Number of units outstanding at end of period	58,256,805	34,878,360	37,736,754	16,762,447	5,369,177	—
With E.S.P.
Unit Value at beginning of period	1.000	—	—	—	—	—
Unit Value at end of period	1.185	—	—	—	—	—
Number of units outstanding at end of period	360,510	—	—	—	—	—
AIM Variable Insurance Funds, Inc.
AIM V.I. Value Fund (10/00)*
Without E.S.P.
Unit Value at beginning of year	0.875	1.000	—	—	—	—
Unit Value at end of year	0.755	0.875	—	—	—	—
Number of units outstanding at end of year	3,727,475	391,818	—	—	—	—
With E.S.P.
Unit Value at beginning of period	1.000	—	—	—	—	—
Unit Value at end of period	0.754	—	—	—	—	—
Number of units outstanding at end of period	241,521	—	—	—	—	—
Alliance Variable Product Series Fund, Inc.
Premier Growth Portfolio Class B (5/00)
Without E.S.P.
Unit Value at beginning of year	0.786	1.000	—	—	—	—
Unit Value at end of year	0.640	0.786	—	—	—	—
Number of units outstanding at end of year	18,982,017	13,647,974	—	—	—	—
With E.S.P.
Unit Value at beginning of period	1.000	—	—	—	—	—
Unit Value at end of period	0.639	—	—	—	—	—
Number of units outstanding at end of period	324,584	—	—	—	—	—
B-1

Appendix B
Condensed Financial Information

THE TRAVELERS FUND ABD II FOR VARIABLE ANNUITIES
Accumulation Unit Values (continued)

	Period Ended December 31,					Period From December 16, 1996 to December 31,

Funding Option	2001	2000**	1999**	1998**	1997**	1996**

Credit Suisse Trust
Emerging Markets Portfolio (5/98)
Without E.S.P.
Unit Value at beginning of period	0.886	1.313	0.734	1.000	—	—
Unit Value at end of period	0.789	0.886	1.313	0.734	—	—
Number of units outstanding at end of period	4,624,645	4,854,364	2,521,807	780,839	—	—
With E.S.P.
Unit Value at beginning of period	1.000	—	—	—	—	—
Unit Value at end of period	0.788	—	—	—	—	—
Number of units outstanding at end of period	20,143	—	—	—	—	—
Delaware Group Premium Fund:
REIT Series (5/98)
Without E.S.P.
Unit Value at beginning of period	1.121	0.866	0.901	1.000	—	—
Unit Value at end of period	1.203	1.121	0.866	0.901	—	—
Number of units outstanding at end of period	2,866,778	2,273,183	1,280,359	632,612	—	—
With E.S.P.
Unit Value at beginning of period	1.000	—	—	—	—	—
Unit Value at end of period	1.201	—	—	—	—	—
Number of units outstanding at end of period	50,526	—	—	—	—	—
Dreyfus Variable Investment Fund, Inc:
Appreciation Portfolio (4/98)
Without E.S.P.
Unit Value at beginning of period	1.198	1.223	1.112	1.000	—	—
Unit Value at end of period	1.071	1.198	1.223	1.112	—	—
Number of units outstanding at end of period	11,636,949	12,271,080	10,488,399	2,833,960	—	—
With E.S.P.
Unit Value at beginning of period	1.000	—	—	—	—	—
Unit Value at end of period	1.069	—	—	—	—	—
Number of units outstanding at end of period	336,104	—	—	—	—	—
Small Cap Portfolio (4/98)
Without E.S.P.
Unit Value at beginning of period	1.182	1.058	0.871	1.000	—	—
Unit Value at end of period	1.094	1.182	1.058	0.871	—	—
Number of units outstanding at end of period	19,065,688	13,636,390	7,815,322	3,051,249	—	—
With E.S.P.
Unit Value at beginning of period	1.000	—	—	—	—	—
Unit Value at end of period	1.092	—	—	—	—	—
Number of units outstanding at end of period	96,701	—	—	—	—	—
B-2

Appendix B
Condensed Financial Information

THE TRAVELERS FUND ABD II FOR VARIABLE ANNUITIES
Accumulation Unit Values (continued)

	Period Ended December 31,					Period From December 16, 1996 to December 31,

Funding Option	2001	2000**	1999**	1998**	1997**	1996 **

Greenwich Street Series Fund:
Appreciation Portfolio (6/97)
Without E.S.P.
Unit Value at beginning of year	1.405	1.431	1.283	1.092	1.000	—
Unit Value at end of year	1.330	1.405	1.431	1.283	1.092	—
Number of units outstanding at end of year	26,819,131	26,294,804	24,225,208	16,532,767	5,241,524	—
With E.S.P.
Unit Value at beginning of period	1.000	—	—	—	—	—
Unit Value at end of period	1.328	—	—	—	—	—
Number of units outstanding at end of period	73,102	—	—	—	—	—
Diversified Strategic Income Portfolio (6/97)†
Without E.S.P.
Unit Value at beginning of year	1.118	1.103	1.100	1.048	1.000	—
Unit Value at end of year	1.138	1.118	1.103	1.100	1.048	—
Number of units outstanding at end of year	24,171,258	24,931,049	28,198,595	24,838,532	5,444,154	—
With E.S.P.
Unit Value at beginning of period	1.000	—	—	—	—	—
Unit Value at end of period	1.136	—	—	—	—	—
Number of units outstanding at end of period	6,846	—	—	—	—	—
Equity Index Portfolio Class II (5/99)
Without E.S.P.
Unit Value at beginning of year	0.982	1.098	1.000	—	—	—
Unit Value at end of year	0.848	0.982	1.098	—	—	—
Number of units outstanding at end of year	16,104,947	10,807,508	3,460,443	—	—	—
With E.S.P.
Unit Value at beginning of period	1.000	—	—	—	—	—
Unit Value at end of period	0.847	—	—	—	—	—
Number of units outstanding at end of period	422,599	—	—	—	—	—
Fundamental Value Portfolio (5/98)
Without E.S.P.
Unit Value at beginning of year	1.362	1.146	0.953	1.000	—	—
Unit Value at end of year	1.272	1.362	1.146	0.953	—	—
Number of units outstanding at end of year	18,253,433	8,558,759	4,963,010	1,281,704	—	—
With E.S.P.
Unit Value at beginning of period	1.000	—	—	—	—	—
Unit Value at end of period	1.270	—	—	—	—	—
Number of units outstanding at end of period	230,090	—	—	—	—	—
B-3

Appendix B
Condensed Financial Information

THE TRAVELERS FUND ABD II FOR VARIABLE ANNUITIES
Accumulation Unit Values (continued)

	Period Ended December 31,					Period From December 16, 1996 to December 31,

Funding Option	2001	2000**	1999**	1998**	1997**	1996**

Janus Aspen Series
Balanced Portfolio — Service Shares (5/00)
Without E.S.P.
Unit Value at beginning of year	0.972	1.000	—	—	—	—
Unit Value at end of year	0.911	0.972	—	—	—	—
Number of units outstanding at end of year	12,635,819	5,246,201	—	—	—	—
With E.S.P.
Unit Value at beginning of period	1.000	—	—	—	—	—
Unit Value at end of period	0.910	—	—	—	—	—
Number of units outstanding at end of period	1,393,717	—	—	—	—	—
Global Life Sciences Portfolio — Service Shares (5/00)
Without E.S.P.
Unit Value at beginning of year	1.135	1.000	—	—	—	—
Unit Value at end of year	0.931	1.135	—	—	—	—
Number of units outstanding at end of year	3,200,999	2,447,663	—	—	—	—
With E.S.P.
Unit Value at beginning of period	1.000	—	—	—	—	—
Unit Value at end of period	0.930	—	—	—	—	—
Number of units outstanding at end of period	95,078	—	—	—	—	—
Global Technology Portfolio — Service Shares (5/00)
Without E.S.P.
Unit Value at beginning of year	0.672	1.000	—	—	—	—
Unit Value at end of year	0.415	0.672	—	—	—	—
Number of units outstanding at end of year	9,044,726	7,604,465	—	—	—	—
With E.S.P.
Unit Value at beginning of period	1.000	—	—	—	—	—
Unit Value at end of period	0.414	—	—	—	—	—
Number of units outstanding at end of period	175,237	—	—	—	—	—
Worldwide Growth Portfolio — Service Shares (5/00)
Without E.S.P.
Unit Value at beginning of year	0.798	1.000	—	—	—	—
Unit Value at end of year	0.609	0.798	—	—	—	—
Number of units outstanding at end of year	22,841,930	13,421,744	—	—	—	—
With E.S.P.
Unit Value at beginning of period	1.000	—	—	—	—	—
Unit Value at end of period	0.608	—	—	—	—	—
Number of units outstanding at end of period	2,406,047	—	—	—	—	—
B-4

Appendix B
Condensed Financial Information

THE TRAVELERS FUND ABD II FOR VARIABLE ANNUITIES
Accumulation Unit Values (continued)

	Period Ended December 31,					Period From December 16, 1996 to December 31,

Funding Option	2001	2000**	1999**	1998**	1997**	1996**

PIMCO Variable Insurance Trust
Total Return Bond Portfolio (5/01) *
Without E.S.P.
Unit Value at beginning of year	1.000	—	—	—	—	—
Unit Value at end of year	1.053	—	—	—	—	—
Number of units outstanding at end of year	5,336,214	—	—	—	—	—
With E.S.P.
Unit Value at beginning of period	1.000	—	—	—	—	—
Unit Value at end of period	1.051	—	—	—	—	—
Number of units outstanding at end of period	103,986	—	—	—	—	—
Putnam Variable Trust
Putnam VT International Growth Fund — Class IB (5/01)
Without E.S.P.
Unit Value at beginning of year	1.000	—	—	—	—	—
Unit Value at end of year	0.857	—	—	—	—	—
Number of units outstanding at end of year	999,717	—	—	—	—	—
With E.S.P.
Unit Value at beginning of period	1.000	—	—	—	—	—
Unit Value at end of period	0.856	—	—	—	—	—
Number of units outstanding at end of period	24,093	—	—	—	—	—
Putnam VT Voyager II Fund — Class IB (7/01)
Without E.S.P.
Unit Value at beginning of year	1.000	—	—	—	—	—
Unit Value at end of year	0.806	—	—	—	—	—
Number of units outstanding at end of year	154,441	—	—	—	—	—
With E.S.P.
Unit Value at beginning of period	1.000	—	—	—	—	—
Unit Value at end of period	0.805	—	—	—	—	—
Number of units outstanding at end of period	7,226	—	—	—	—	—
Salomon Brothers Variable Series Funds, Inc.
Capital Fund (5/98)
Without E.S.P.
Unit Value at beginning of period	1.522	—	—	—	—	—
Unit Value at end of period	1.529	—	—	—	—	—
Number of units outstanding at end of period	12,398,140	—	—	—	—	—
With E.S.P.
Unit Value at beginning of period	1.000	—	—	—	—	—
Unit Value at end of period	1.527	—	—	—	—	—
Number of units outstanding at end of period	1,558,759	—	—	—	—	—
B-5

Appendix B
Condensed Financial Information

THE TRAVELERS FUND ABD II FOR VARIABLE ANNUITIES
Accumulation Unit Values (continued)

	Period Ended December 31,					Period From December 16, 1996 to December 31,

Funding Option	2001	2000**	1999**	1998**	1997**	1996**

Investors Fund (4/98) (1)
Without E.S.P.
Unit Value at beginning of period	1.287	1.132	1.029	1.000	—	—
Unit Value at end of period	1.216	1.287	1.132	1.029	—	—
Number of units outstanding at end of period	19,646,073	12,889,045	8,670,638	3,232,444	—	—
With E.S.P.
Unit Value at beginning of period	1.000	—	—	—	—	—
Unit Value at end of period	1.214	—	—	—	—	—
Number of units outstanding at end of period	1,037,329	—	—	—	—	—
Travelers Series Fund, Inc.
AIM Capital Appreciation Portfolio (10/00)
Without E.S.P.
Unit Value at beginning of period	0.783	1.000	—	—	—	—
Unit Value at end of period	0.588	0.783	—	—	—	—
Number of units outstanding at end of period	2,101,669	755,807	—	—	—	—
With E.S.P.
Unit Value at beginning of period	1.000	—	—	—	—	—
Unit Value at end of period	0.587	—	—	—	—	—
Number of units outstanding at end of period	—	—	—	—	—	—
Alliance Growth Portfolio (12/96)
Without E.S.P.
Unit Value at beginning of period	1.765	2.189	1.679	1.319	1.037	1.000
Unit Value at end of period	1.508	1.765	2.189	1.679	1.319	1.037
Number of units outstanding at end of period	49,957,444	55,775,319	47,167,905	31,011,054	8,259,362	2,250
With E.S.P.
Unit Value at beginning of period	1.000	—	—	—	—	—
Unit Value at end of period	1.506	—	—	—	—	—
Number of units outstanding at end of period	118,014	—	—	—	—	—
MFS Total Return Portfolio (1/97)
Without E.S.P.
Unit Value at beginning of period	1.517	1.319	1.303	1.183	1.000	—
Unit Value at end of period	1.496	1.517	1.319	1.303	1.183	—
Number of units outstanding at end of period	58,911,806	53,326,538	54,290,552	42,017,841	9,959,634	—
With E.S.P.
Unit Value at beginning of period	1.000	—	—	—	—	—
Unit Value at end of period	1.493	—	—	—	—	—
Number of units outstanding at end of period	354,027	—	—	—	—	—
Smith Barney Aggressive Growth Portfolio (5/01)
Without E.S.P.
Unit Value at beginning of period	1.000	—	—	—	—	—
Unit Value at end of period	0.945	—	—	—	—	—
Number of units outstanding at end of period	6,698,010	—	—	—	—	—
With E.S.P.
Unit Value at beginning of period	1.000	—	—	—	—	—
Unit Value at end of period	0.944	—	—	—	—	—
Number of units outstanding at end of period	149,550	—	—	—	—	—
B-6

Appendix B
Condensed Financial Information

THE TRAVELERS FUND ABD II FOR VARIABLE ANNUITIES
Accumulation Unit Values (continued)

	Period Ended December 31,					Period From December 16, 1996 to December 31,

Funding Option	2001	2000**	1999**	1998**	1997**	1996**

Smith Barney Large Capitalization Growth Portfolio (5/01)
Without E.S.P.
Unit Value at beginning of period	1.000	—	—	—	—	—
Unit Value at end of period	0.908	—	—	—	—	—
Number of units outstanding at end of period	928,528	—	—	—	—	—
With E.S.P.
Unit Value at beginning of period	1.000	—	—	—	—	—
Unit Value at end of period	0.906	—	—	—	—	—
Number of units outstanding at end of period	11,243	—	—	—	—	—
The Travelers Series Trust
Convertible Securities Portfolio (5/98)*
Without E.S.P.
Unit Value at beginning of period	1.299	1.170	1.000	1.000	—	—
Unit Value at end of period	1.270	1.299	1.170	1.000	—	—
Number of units outstanding at end of period	12,986,021	7,553,759	2,431,429	414,907	—	—
With E.S.P.
Unit Value at beginning of period	1.000	—	—	—	—	—
Unit Value at end of period	1.268	—	—	—	—	—
Number of units outstanding at end of period	279,787	—	—	—	—	—
Disciplined Mid Cap Stock Portfolio (6/97)
Without E.S.P.
Unit Value at beginning of period	1.773	1.541	1.377	1.195	1.000	—
Unit Value at end of period	1.677	1.773	1.541	1.377	1.195	—
Number of units outstanding at end of period	8,489,614	8,454,274	6,716,626	5,142,990	1,668,733	—
With E.S.P.
Unit Value at beginning of period	1.000	—	—	—	—	—
Unit Value at end of period	1.675	—	—	—	—	—
Number of units outstanding at end of period	60,704	—	—	—	—	—
Equity Income Portfolio (12/96)
Without E.S.P.
Unit Value at beginning of period	1.652	1.535	1.484	1.339	1.026	1.000
Unit Value at end of period	1.521	1.652	1.535	1.484	1.339	1.026
Number of units outstanding at end of period	37,809,816	37,849,058	35,687,217	25,733,333	6,719,150	30,196
With E.S.P.
Unit Value at beginning of period	1.000	—	—	—	—	—
Unit Value at end of period	1.519	—	—	—	—	—
Number of units outstanding at end of period	841,328	—	—	—	—	—
B-7

Appendix B
Condensed Financial Information

THE TRAVELERS FUND ABD II FOR VARIABLE ANNUITIES
Accumulation Unit Values (continued)

	Period Ended December 31,					Period From December 16, 1996 to December 31,

Funding Option	2001	2000**	1999**	1998**	1997**	1996**

The Travelers Series Trust
Federated High Yield Portfolio (1/97)
Without E.S.P.
Unit Value at beginning of period	1.084	1.196	1.177	1.140	1.000	—
Unit Value at end of period	1.089	1.084	1.196	1.177	1.140	—
Number of units outstanding at end of period	18,636,158	19,736,049	22,260,856	18,811,555	4,566,993	—
With E.S.P.
Unit Value at beginning of period	1.000	—	—	—	—	—
Unit Value at end of period	1.088	—	—	—	—	—
Number of units outstanding at end of period	142,360	—	—	—	—	—
Federated Stock Portfolio (1/97)
Without E.S.P.
Unit Value at beginning of period	1.588	1.552	1.494	1.285	1.000	—
Unit Value at end of period	1.592	1.588	1.552	1.494	1.285	—
Number of units outstanding at end of period	12,210,400	13,157,332	14,406,177	11,892,834	3,816,999	—
With E.S.P.
Unit Value at beginning of period	1.000	—	—	—	—	—
Unit Value at end of period	1.589	—	—	—	—	—
Number of units outstanding at end of period	49,959	—	—	—	—	—
Large Cap Portfolio (12/96)
Without E.S.P.
Unit Value at beginning of period	1.790	2.122	1.665	1.245	1.023	1.000
Unit Value at end of period	1.459	1.790	2.123	1.665	1.245	1.023
Number of units outstanding at end of period	31,920,493	34,231,283	28,051,763	15,040,703	4,815,848	7,800
With E.S.P.
Unit Value at beginning of period	1.000	—	—	—	—	—
Unit Value at end of period	1.457	—	—	—	—	—
Number of units outstanding at end of period	580,647	—	—	—	—	—
Lazard International Stock Portfolio (12/96)
Without E.S.P.
Unit Value at beginning of period	1.275	1.460	1.216	1.095	1.027	1.000
Unit Value at end of period	0.928	1.275	1.460	1.216	1.095	1.027
Number of units outstanding at end of period	31,135,028	30,394,514	25,226,349	17,270,810	5,694,288	5,702
With E.S.P.
Unit Value at beginning of period	1.000	—	—	—	—	—
Unit Value at end of period	0.926	—	—	—	—	—
Number of units outstanding at end of period	31,327	—	—	—	—	—
MFS Emerging Growth Portfolio (12/96)
Without E.S.P.
Unit Value at beginning of period	2.179	2.766	1.587	1.198	1.004	1.000
Unit Value at end of period	1.371	2.179	2.766	1.587	1.198	1.004
Number of units outstanding at end of period	25,825,528	29,190,353	22,881,721	15,538,984	4,218,974	31,886
With E.S.P.
Unit Value at beginning of period	1.000	—	—	—	—	—
Unit Value at end of period	1.369	—	—	—	—	—
Number of units outstanding at end of period	89,035	—	—	—	—	—
B-8

Appendix B
Condensed Financial Information

THE TRAVELERS FUND ABD II FOR VARIABLE ANNUITIES
Accumulation Unit Values (continued)

	Period Ended December 31,					Period From December 16, 1996 to December 31,

Funding Option	2001	2000**	1999**	1998**	1997**	1996**

MFS Mid Cap Growth Portfolio (4/98)
Without E.S.P.
Unit Value at beginning of period	1.721	1.595	0.985	1.000	—	—
Unit Value at end of period	1.295	1.721	1.595	0.985	—	—
Number of units outstanding at end of period	16,854,809	14,558,647	4,760,902	965,761	—	—
With E.S.P.
Unit Value at beginning of period	1.000	—	—	—	—	—
Unit Value at end of period	1.293	—	—	—	—	—
Number of units outstanding at end of period	72,577	—	—	—	—	—
Travelers Quality Bond Portfolio (12/96)
Without E.S.P.
Unit Value at beginning of period	1.190	1.128	1.131	1.057	1.001	1.000
Unit Value at end of period	1.257	1.190	1.128	1.131	1.057	1.001
Number of units outstanding at end of period	35,205,769	26,960,877	26,069,226	15,435,236	3,137,736	95,203
With E.S.P.
Unit Value at beginning of period	1.000	—	—	—	—	—
Unit Value at end of period	1.255	—	—	—	—	—
Number of units outstanding at end of period	84,704	—	—	—	—	—
Van Kampen Life Investment Trust
Comstock Portfolio — Class II Shares (12/00)
Without E.S.P.
Unit Value at beginning of period	1.069	—	—	—	—	—
Unit Value at end of period	1.024	—	—	—	—	—
Number of units outstanding at end of period	8,766,086	—	—	—	—	—
With E.S.P.
Unit Value at beginning of period	1.000	—	—	—	—	—
Unit Value at end of period	1.023	—	—	—	—	—
Number of units outstanding at end of period	5,630,049	—	—	—	—	—
Emerging Growth Portfolio — Class II Shares (12/00)
Without E.S.P.
Unit Value at beginning of period	0.986	—	—	—	—	—
Unit Value at end of period	0.664	—	—	—	—	—
Number of units outstanding at end of period	4,736,674	—	—	—	—	—
With E.S.P.
Unit Value at beginning of period	1.000	—	—	—	—	—
Unit Value at end of period	0.663	—	—	—	—	—
Number of units outstanding at end of period	2,877,751	—	—	—	—	—
B-9

Appendix B
Condensed Financial Information

THE TRAVELERS FUND ABD II FOR VARIABLE ANNUITIES
Accumulation Unit Values (continued)

	Period Ended December 31,					Period From December 16, 1996 to December 31,

Funding Option	2001	2000**	1999**	1998**	1997**	1996**

Variable Insurance Products Fund II
Contrafund® Portfolio — Service Class 2 (5/00)
Without E.S.P.
Unit Value at beginning of year	0.923	1.000	—	—	—	—
Unit Value at end of year	0.796	0.923	—	—	—	—
Number of units outstanding at end of year	8,215,904	3,718,600	—	—	—	—
With E.S.P.
Unit Value at beginning of period	1.000	—	—	—	—	—
Unit Value at end of period	0.795	—	—	—	—	—
Number of units outstanding at end of period	812,432	—	—	—	—	—
Variable Insurance Products Fund III
Mid Cap Portfolio — Service Class 2 (1/01)
Without E.S.P.
Unit Value at beginning of year	1.050	—	—	—	—	—
Unit Value at end of year	0.999	—	—	—	—	—
Number of units outstanding at end of year	1,308,941	—	—	—	—	—
With E.S.P.
Unit Value at beginning of period	1.000	—	—	—	—	—
Unit Value at end of period	0.998	—	—	—	—	—
Number of units outstanding at end of year	422,120	—	—	—	—	—

______________

The Company began tracking the Accumulation Unit Values in 1996, however the Separate Account had no assets until 1997. Funding Options not listed had no amounts yet allocated to them. “Number of units outstanding at end of period” may include units for contract owners in the payout phase. The date next to each funding option’s name reflects the date money first came into the funding option through the Separate Account.

The financial statements for Fund ABD II of The Travelers Life and Annuity Company are contained in the SAI.

†	No longer available to new contract owners.

*	Fund’s name has changed – see prospectus.

**	For this time period, “Number of units outstanding at end of year” may include annuity units.

(1)	As the result of a merger in 2001, Investors Fund acquired the assets and stated liabilities of The Travelers Series Trust: Strategic Stock Portfolio and The Travelers Series Trust: Jurika and Voyles Core Equity Portfolio.

B-10

APPENDIX C

THE FIXED ACCOUNT

The Fixed Account is part of the Company’s general account assets. These general account assets include all assets of the Company other than those held in the separate accounts sponsored by the Company or its affiliates.

The staff of the SEC does not generally review the disclosure in the prospectus relating to the Fixed Account. Disclosure regarding the Fixed Account and the general account may, however, be subject to certain provisions of the federal securities laws relating to the accuracy and completeness of statements made in the prospectus.

Under the Fixed Account, the Company assumes the risk of investment gain or loss, guarantees a specified interest rate, and guarantees a specified periodic annuity payment. The investment gain or loss of the Separate Account or any of the funding options does not affect the Fixed Account contract value, or the dollar amount of fixed annuity payments made under any payout option.

We guarantee that, at any time, the Fixed Account contract value will not be less than the amount of the purchase payments allocated to the Fixed Account, plus interest credited as described below, less any applicable premium taxes or prior withdrawals.

Purchase payments allocated to the Fixed Account and any transfers made to the Fixed Account become part of the Company’s general account, which supports insurance and annuity obligations. The general account and any interest therein is not registered under, or subject to the provisions of, the Securities Act of 1933 or Investment Company Act of 1940. We will invest the assets of the Fixed Account at our discretion. Investment income from such Fixed Account assets will be allocated to us and to the Contracts participating in the Fixed Account.

Investment income from the Fixed Account allocated to us includes compensation for mortality and expense risks borne by us in connection with Fixed Account Contracts. The amount of such investment income allocated to the Contracts will vary from year to year in our sole discretion at such rate or rates as we prospectively declare from time to time.

We guarantee the initial rate for any allocations into the Fixed Account for one year from the date of such allocation. We guarantee subsequent renewal rates for the calendar quarter. We also guarantee that for the life of the Contract we will credit interest at not less than 3% per year. We will determine any interest we credit to amounts allocated to the Fixed Account in excess of 3% per year in our sole discretion. You assume the risk that interest credited to the Fixed Account may not exceed the minimum guarantee of 3% for any given year.

Transfers

You may make transfers from the Fixed Account to any other available variable funding option(s) twice a year during the 30 days following the semiannual anniversary of the contract date. We limit transfers to an amount of up to 15% of the Fixed Account contract value on the semiannual contract date anniversary. (This restriction does not apply to transfers under the Dollar Cost Averaging Program.) Amounts previously transferred from the Fixed Account to variable funding options may not be transferred back to the Fixed Account for a period of at least six months from the date of transfer. We reserve the right to waive either of these restrictions.

Automated transfers from the Fixed Account to any of the variable funding options may begin at any time. Automated transfers from the Fixed Account may not deplete your Fixed Account value in a period of less than twelve months from your enrollment in the Dollar Cost Averaging Program.

C-1

APPENDIX D

CONTENTS OF THE STATEMENT OF ADDITIONAL INFORMATION

The Statement of Additional Information contains more specific information and financial statements relating to The Travelers Insurance Company or The Travelers Life and Annuity Company. A list of the contents of the Statement of Additional Information is set forth below:

      The Insurance Company
      Principal Underwriter
      Distribution and Principal Underwriting Agreement
      Valuation of Assets
      Performance Information
      Federal Tax Considerations
      Independent Accountants
      Financial Statements

& nbsp;

Copies of the Statement of Additional Information dated May 1, 2002 are available without charge. To request a copy, please clip this coupon on the dotted line above, enter your name and address in the spaces provided below, and mail to: The Travelers Insurance Company, Annuity Investor Services, One Tower Square, Hartford, Connecticut 06183. The Travelers Insurance Company Statement of Additional Information is printed on Form L-20686S, and The Travelers Life and Annuity Statement of Additional Information is printed on Form L-20687S.

Name:
Address:

D-1

L-21166	May 1, 2002

Travelers Premier Advisers Annuity Prospectus:

The Travelers Fund ABD For Variable Annuities
The Travelers Fund ABD II For Variable Annuities

This prospectus describes Travelers Premier Advisers Annuity, a flexible premium deferred variable annuity contract (the “Contract”) issued by The Travelers Insurance Company or The Travelers Life and Annuity Company. Refer to the first page of your Contract for the name of your issuing company. The Contract is available in connection with certain retirement plans that qualify for special federal income tax treatment (“qualified Contracts”) as well as those that do not qualify for such treatment (“nonqualified Contracts”). We may issue it as an individual Contract or as a group Contract. When we issue a group Contract, you will receive a certificate summarizing the Contract’s provisions. For convenience, we refer to Contracts and certificates as “Contracts.”

You can choose to have your premium (“purchase payments”) accumulate on a variable and/or fixed basis in one of our funding options. Your contract value before the maturity date and the amount of monthly income afterwards will vary daily to reflect the investment experience of the variable funding options you select. You bear the investment risk of investing in the variable funding options. The variable funding options are:

Janus Aspen Series	The Universal Institutional Funds, Inc. (cont.)
Balanced Portfolio — Service Shares	Mid Cap Growth Portfolio
Capital Appreciation Portfolio — Service Shares	Mid Cap Value Portfolio
Strategic Value Portfolio — Service Shares	Technology Portfolio
Worldwide Growth Portfolio — Service Shares	U.S. Real Estate Portfolio
Salomon Brothers Variable Series Fund, Inc.	Value Portfolio
Capital Fund	Van Kampen Life Investment Trust
High Yield Bond Fund	Comstock Portfolio — Class I Shares
Investors Fund	Emerging Growth Portfolio — Class I Shares
Small Cap Growth Fund	Enterprise Portfolio — Class I Shares
Strategic Bond Fund	Government Portfolio — Class I Shares
Travelers Series Trust	Growth and Income Portfolio — Class I Shares
Equity Income Portfolio	Money Market Portfolio — Class I Shares
Large Cap Portfolio	Variable Insurance Products II (Fidelity)
The Universal Institutional Funds, Inc.	Contrafund® — Service Class 2
Active International Allocation Portfolio	Variable Insurance Products III (Fidelity)
Emerging Markets Equity Portfolio	Mid Cap Portfolio — Service Class 2
Equity Growth Portfolio
Global Value Equity Portfolio

The Contract, certain contract features and/or some of the funding options may not be available in all states. The current prospectuses for the underlying funds that support the variable funding options must accompany this prospectus. Read and retain them for future reference.

This prospectus provides the information that you should know before investing in the Contract. You can receive additional information about your Contract by requesting a copy of the Statement of Additional Information (“SAI”) dated May 1, 2002. We filed the SAI with the Securities and Exchange Commission (“SEC”), and it is incorporated by reference into this prospectus. To request a copy, write to The Travelers Insurance Company, Annuity Investor Services, One Tower Square, Hartford, Connecticut 06183, call 1-800-599-9460 or access the SEC’s website (http://www.sec.gov). See Appendix D for the SAI’s table of contents.

Neither the Securities and Exchange Commission nor any state securities commission has approved or disapproved these securities or the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

Variable annuity contracts are not deposits of any bank, and are not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Prospectus dated May 1, 2002

Index of Special Terms	2	Fixed Annuity	25
Summary	3	Payments Options	25
Fee Table	6	Election of Options	25
Condensed Financial Information	11	Annuity Options	25
The Annuity Contract	11	Income Options	26
Contract Owner Inquiries	11	Variable Liquidity Benefit	26
Purchase Payments	11	Miscellaneous Contract Provisions	26
Accumulation Units	11	Right to Return	26
The Variable Funding Options	12	Termination	27
The Fixed Account	14	Required Reports	27
Charges and Deductions	14	Suspension of Payments	27
General	14	The Separate Accounts	27
Withdrawal Charge	15	Performance Information	28
Free Withdrawal Allowance	16	Federal Tax Considerations	28
Administrative Charges	16	Non-Resident Aliens	28
Mortality and Expense Risk Charge	16	General Taxation of Annuities	28
Variable Liquidity Benefit Charge	16	Types of Contracts: Qualified or Nonqualified	29
Variable Funding Option Expenses	16	Nonqualified Annuity Contracts	29
Premium Tax	17	Puerto Rico Tax Considerations	30
Changes in Taxes Based Upon		Qualified Annuity Contracts	30
Premium or Value	17	Penalty Tax for Premature Distributions	30
Transfers	17	Diversification Requirements for	30
Dollar Cost Averaging	18	Variable Annuities
Access to Your Money	18	Ownership of the Investments	30
Systematic Withdrawals	19	Mandatory Distributions for Qualified Plans	31
Loans	19	Taxation of Death Benefit Proceeds	31
Ownership Provisions	19	Other Information	31
Types of Ownership	19	The Insurance Companies	31
Contract Owner	19	Financial Statements	31
Beneficiary	19	Distribution of Variable Annuity Contracts	31
Annuitant	20	Conformity with State and Federal Laws	32
Death Benefit	20	Voting Rights	32
Death Proceeds Before the Maturity Date	20	Legal Proceedings and Opinions	32
Payment of Proceeds	21	Appendix A: Condensed Financial Information for The
Beneficiary Contract Continuance	23	Travelers Insurance Company Separate Account ABD	A-1
Planned Death Benefit	23	Appendix B: Condensed Financial Information for The
Death Proceeds After the Maturity Date	23	Travelers Life and Annuity Company Separate Account
The Annuity Period	23	ABD II	B-1
Maturity Date	23	Appendix C The Fixed Account	C-1
Allocation of Annuity	24	Appendix D: Contents of the Statement of Additional
Variable Annuity	24	Information	D-1

INDEX OF SPECIAL TERMS

The following terms are italicized throughout the prospectus. Refer to the page listed for an explanation of each term.

Accumulation Unit	11	Death Report Date	20
Accumulation Period	11	Fixed Account	C-1
Annuitant	20	Joint Owner	19
Annuity Payments	23	Maturity Date	23
Annuity Unit	12	Net Investment Rate	24
Cash Surrender Value	18	Purchase Payment	11
Contingent Annuitant	20	Underlying Fund	12
Contract Date	11	Variable Funding Option(s)	12
Contract Owner	19	Written Request	11
Contract Value	11
Contract Year	11

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Summary:
Travelers Premier Advisers

This summary details some of the more important points that you should know and consider before purchasing the Contract. Please read the entire prospectus carefully.

What company will issue my Contract? Your issuing company is either The Travelers Insurance Company or The Travelers Life and Annuity Company, (“the Company,” “We” or “Us”). Refer to your Contract for the name of your issuing company. Each company sponsors its own segregated asset account (“Separate Account”). The Travelers Insurance Company sponsors the Travelers Fund ABD for Variable Annuities (“Fund ABD”); The Travelers Life and Annuity Company sponsors the Travelers Fund ABD II for Variable Annuities (“Fund ABD II”). When we refer to the Separate Account, we are referring to either Fund ABD or Fund ABD II, depending upon your issuing Company.

You may only purchase a Contract in states where the Contract has been approved for sale. The Contract may not currently be available for sale in all states.

Can you give me a general description of the Contract? We designed the Contract for retirement savings or other long-term investment purposes. The Contract provides a death benefit as well as guaranteed payout options. You direct your payment(s) to one or more of the variable funding options and/or to the Fixed Account that is part of our general account (the “Fixed Account”). We guarantee money directed to the Fixed Account as to principal and interest. The variable funding options are designed to produce a higher rate of return than the Fixed Account; however, this is not guaranteed. You can also lose money in the variable funding options.

The Contract, like all deferred variable annuity contracts, has two phases: the accumulation phase and the payout phase (annuity period). During the accumulation phase generally, under a qualified contract, your pre-tax contributions accumulate on a tax-deferred basis and are taxed as income when you make a withdrawal, presumably when you are in a lower tax bracket. During the accumulation phase, under a nonqualified contract, earnings on your after-tax contributions accumulate on a tax-deferred basis and are taxed as income when you make a withdrawal. The payout phase occurs when you begin receiving payments from your Contract. The amount of money you accumulate in your Contract determines the amount of income (annuity payments) you receive during the payout phase.

During the payout phase, you may choose one of a number of annuity options. You may receive income payments from the variable funding options and/or the Fixed Account. If you elect variable income payments, the dollar amount of your payments may increase or decrease. Once you choose one of the annuity options or income options and begin to receive payments, it cannot be changed.

Who should purchase this Contract? The Contract is currently available for use in connection with (1) individual nonqualified purchases; (2) rollovers from Individual Retirement Annuities (IRAs); (3) rollovers from other qualified retirement plans and (4) beneficiary-directed transfers of death proceeds from another contract. Qualified contracts include contracts qualifying under Section 401(a), 403(b), or 408(b) of the Internal Revenue Code of 1986, as amended. Purchase of this Contract through a tax qualified retirement plan (“Plan”) does not provide any additional tax deferral benefits beyond those provided by the Plan. Accordingly, if you are purchasing this Contract through a Plan, you should consider purchasing this Contract for its Death Benefit, Annuity Option Benefits, and other non-tax-related benefits.

You may purchase the Contract with an initial payment of at least $5000. You may make additional payments of at least $500 at any time during the accumulation phase. No additional payments are allowed if this Contract is purchased with a beneficiary-directed transfer of death proceeds.

Is there a right to return period? If you cancel the Contract within twenty days after you receive it, you will receive a full refund of your contract value plus any Contract charges and premium taxes you paid (but not fees and charges assessed by the underlying funds). Where state law requires a longer right to return period, or the return of purchase payments, the Company will comply. You bear the investment risk on the purchase payment allocated to a variable funding option during the right to return period; therefore, the contract value we return may be greater or less than your purchase payment.

If you purchased your Contract as an Individual Retirement Annuity, and you return it within the first seven days after delivery, we will refund your full purchase payment. During the remainder of the right to return period,

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we will refund your contract value (including charges we assessed). We will determine your contract value at the close of business on the day we receive a written request for a refund.

Can you give a general description of the variable funding options and how they operate? Through its subaccounts, the Separate Account uses your purchase payments to purchase units, at your direction, of one or more of the variable funding options. In turn, each variable funding option invests in an underlying mutual fund (“underlying fund”) that holds securities consistent with its own investment policy. Depending on market conditions, you may make or lose money in any of these variable funding options.

You can transfer among the variable funding options as frequently as you wish without any current tax implications. Currently there is no limit to the number of transfers allowed. We may, in the future, limit the number of transfers allowed. At a minimum, we would always allow one transfer every six months. We reserve the right to restrict transfers that we determine will disadvantage other contract owners. You may transfer between the Fixed Account and the variable funding options twice a year (during the 30 days after the six-month contract date anniversary), provided the amount is not greater than 15% of the Fixed Account value on that date.

What expenses will be assessed under the Contract? The Contract has insurance features and investment features, and there are costs related to each. We deduct an administrative expense charge and a mortality and expense risk (“M&E”) charge daily from amounts you allocate to the Separate Account. We deduct the administrative expense charge at an annual rate of 0.15% and deduct the M&E at an annual rate of 1.25%. For Contracts with a value of less than $40,000, we also deduct an annual contract administrative charge of $30.. Each underlying fund also charges for management costs and other expenses.

We will apply a withdrawal charge to withdrawals from the Contract, and will calculate it as a percentage of the purchase payments. The maximum percentage is 6%, decreasing to 0% in years eight and later.

If the Variable Liquidity Benefit is selected, there is a maximum surrender charge of 6% of the amounts withdrawn. Please refer to “The Annuity Period” for a description of this benefit.

How will my purchase payments and withdrawals be taxed? Generally, the payments you make to a qualified Contract during the accumulation phase are made with before-tax dollars. Generally, you will be taxed on your purchase payments and on any earnings when you make a withdrawal or begin receiving annuity payments. Under a nonqualified Contract, payments to the Contract are made with after-tax dollars, and earnings will generally accumulate tax-deferred. You will be taxed on these earnings when they are withdrawn from the Contract. If you are younger than 591/2 when you take money out, you may be charged a 10% federal penalty tax on the amount withdrawn.

For owners of qualified Contracts, if you reach a certain age, you may be required by federal tax laws to begin receiving payments from your annuity or risk paying a penalty tax. In those cases, we can calculate and pay you the minimum required distribution amounts.

How may I access my money? You can take withdrawals any time during the accumulation phase. Withdrawal charges, income taxes, and/or a penalty tax may apply to taxable amounts withdrawn.

What is the death benefit under the Contract? The death benefit applies upon the first death of the contract owner, joint owner, or annuitant. Assuming you are the annuitant, the death benefit is as follows: If you die before the Contract is in the payout phase, the person you have chosen as your beneficiary will receive a death benefit. We calculate the death benefit value at the close of the business day on which our Home Office receives (1) due proof of death and (2) written payment instructions or election of beneficiary contract continuance. Please refer to the Death Benefit section in the prospectus for more details.

Where may I find out more about accumulation unit values? The Condensed Financial Information in Appendix A or Appendix B to this prospectus provides more information about accumulation unit values.

Are there any additional features? This Contract has other features you may be interested in. These include:

    Systematic Withdrawal Option. Before the maturity date, you can arrange to have money sent to you at set intervals throughout the year. Of course, any applicable income and penalty taxes will apply on amounts withdrawn.
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    Dollar Cost Averaging. This is a program that allows you to invest a fixed amount of money in variable funding options each month, theoretically giving you a lower average cost per unit over time than a single one-time purchase. Dollar Cost Averaging requires regular investments regardless of fluctuating price levels, and does not guarantee profits or prevent losses in a declining market. Potential investors should consider their financial ability to continue purchases through periods of low price levels.
    Automatic Rebalancing. You may elect to have the Company periodically reallocate the values in your Contract to match your original (or your latest) funding option allocation request.
    Beneficiary Contract Continuance (Not permitted for non-natural beneficiaries). If you die before the maturity date, and if the value of any beneficiary’s portion of the death benefit is between $20,000 and $1,000,000 as of the date of your death, that beneficiary(s) may elect to continue his/her portion of the Contract rather than have the death benefit paid to the beneficiary.
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FEE TABLE

The purpose of this Fee Table is to assist contract owners in understanding the various costs and expenses that you will bear, directly or indirectly, if you purchase this Contract. See “Charges and Deductions” in this prospectus for additional information. Expenses shown do not include premium taxes, which may be applicable. Each variable funding option purchases shares of the underlying fund at net asset value. The net asset value already reflects the deduction of each underlying fund’s Total Operating Expenses as shown in the table below; therefore, you are indirectly bearing the costs of underlying fund expenses.

We receive payments from some of the underlying funds or their affiliates for providing administrative or other services for a fund. These payments vary in amount and currently we receive payments at an annual rate of up to 0.50% of the average net amount invested in an underlying fund on behalf of Travelers’ Separate Accounts. These payments by the funds do not result in any charge to you in addition to the Total Annual Operating Expenses disclosed below for each fund.

The amounts shown in the table are based on historical fund expenses, as a percentage of each fund’s average daily net assets as of December 31, 2001 (unless otherwise indicated). This information was provided by the funds and we have not independently verified it. More detail concerning each fund’s fees and expenses is contained in the prospectus for each underlying fund.

Transaction Expenses

  Withdrawal Charge

  (as a percentage of the purchase payments withdrawn)

Years Since Purchase Payment Made	Withdrawal Charge
0-1	6%
2	6%
3	5%
4	5%
5	4%
6	3%
7	2%
8 and over	0%

  During the annuity period, if you have elected the Variable Liquidity Benefit, a surrender charge of up to 6% of the amount withdrawn will be assessed. See “Variable Liquidity Benefit.”

Annual Separate Account Charges

(as a percentage of the average daily net assets of the Separate Account)

Mortality and Expense Risk Charge	1.25%
Administrative Expense Charge	0.15%
Total Separate Account Charges	1.40%

Other Annual Charges

Annual Contract Administrative Charge	$30
(Waived if contract value is $40,000 or more)

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Variable Funding Option Expenses:

(as a percentage of average daily net assets of the funding option as of December 31, 2001, unless otherwise noted)

Funding Options:	Management Fee (after expense reimbursement)	Distribution and/or Service Fees (12b-1)	Other Expenses (after expense reimbursement)	Total Annual Operating Expenses (after expense reimbursement)

Janus Aspen Series
Balanced Portfolio — Service Shares*	0.65%	0.25%	0.01%	0.91%
Capital Appreciation Portfolio — Service Shares*	0.65%	0.25%	0.01%	0.91%
Strategic Value Portfolio — Service Shares*	0.55%	0.25%	0.70%	1.50	%(1)
Worldwide Growth Portfolio — Service Shares*	0.65%	0.25%	0.04%	0.94%
Salomon Brothers Variable Series Fund Inc.
Capital Fund	0.83%	—	0.17%	1.00	%(2)
High Yield Bond Fund	0.18%	—	0.82%	1.00%
Investors Fund	0.70%	—	0.12%	0.82	%(3)
Small Cap Growth Fund	0.75%	—	0.72%	1.47	%(4)
Strategic Bond Fund	0.64%	—	0.36%	1.00	%(5)
The Travelers Series Trust
Equity Income Portfolio	0.75%	—	0.04%	0.79	%(6)
Large Cap Portfolio	0.75%	—	0.04%	0.79	%(7)
The Universal Institutional Funds, Inc.
Active International Allocation Portfolio	0.27%	—	0.88%	1.15	%(8)
Emerging Markets Equity Portfolio	0.98%	—	0.87%	1.85	%(9)
Equity Growth Portfolio	0.49%	—	0.36%	0.85	%(10)
Global Value Equity Portfolio	0.67%	—	0.48%	1.15	%(11)
Mid Cap Growth Portfolio	0.41%	—	0.64%	1.05	%(12)
Mid Cap Value Portfolio	0.70%	—	0.35%	1.05	%(13)
Technology Portfolio	0.66%	—	0.51%	1.17	%(14)
U.S. Real Estate Securities Portfolio	0.75%	—	0.35%	1.10	%(15)
Value Portfolio	0.47%	—	0.38%	0.85	%(16)
Van Kampen Life Investment Trust
Comstock Portfolio — Class I Shares	0.60%	—	0.21%	0.81%
Emerging Growth Portfolio — Class I Shares	0.70%	—	0.06%	0.76%
Enterprise Portfolio — Class I Shares	0.48%	—	0.12%	0.60	%(17)
Government Portfolio — Class I Shares	0.39%	—	0.21%	0.60	%(18)
Growth and Income Portfolio — Class I Shares	0.60%	—	0.15%	0.75%
Money Market Portfolio — Class I Shares	0.26%	—	0.34%	0.60	%(19)
Variable Insurance Products Fund II
Contrafund® Portfolio — Service Class 2*	0.58%	0.25%	0.07%	0.90	%(20)
Variable Insurance Products Fund III
Mid Cap Portfolio — Service Class 2*	0.58%	0.25%	0.05%	0.88	%(21)

______________

*	The 12b-1 fees deducted from these classes cover certain distribution, shareholder support and administrative services provided by intermediaries (the insurance company, broker dealer or other service provider).

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Notes

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(1)	Expenses are based upon expenses for the fiscal year ended December 31, 2001, restated to reflect a reduction in the fees for Strategic Value Portfolio — Service Shares. Expenses without contractual waivers by Janus Capital for the Management Fee, 12b-1 fee, Other Expenses, and Total Annual Operating Expenses would have been 0.65%, 0.25%, 0.70%, and 1.60%, respectively. Waivers, if applicable, are first applied against the Management Fee and then against Other Expenses, and will continue until at least the next annual renewal of the advisory agreement.

(2)	The Manager has waived a portion of its management fees for the year ended December 31, 2001. If such fees were not waived, the actual expenses ratio would have been 1.02%. As a result of a voluntary expense limitation, expense ratios will not exceed 1.00%.

(3)	As a result of a voluntary expense limitation, expense ratios will not exceed 1.00%.

(4)	As a result of a voluntary expense limitation, expense ratios will not exceed 1.50%.

(5)	The Manager has waived a portion of its management fees for the year ended December 31, 2001. If such fees were not waived, the actual expenses ratio would have been 1.11%. As a result of a voluntary expense limitation, expense ratios (excluding interest expense) will not exceed 1.00%.

(6)	A portion of the brokerage commissions that the fund paid was used to reduce the fund’s expenses. In addition, through arrangements with the fund’s custodian, credits realized as a result of uninvested cash balances are used to reduce a portion of the fund’s custodian expenses. These offsets may be discontinued at any time. Without such reductions, Total Annual Operating Expenses for the Equity Income Portfolio would have been 0.85%.

(7)	A portion of the brokerage commissions that the fund paid was used to reduce the fund’s expenses. In addition, through arrangements with the fund’s custodian, credits realized as a result of uninvested cash balances are used to reduce a portion of the fund’s custodian expenses. These offsets may be discontinued at any time. Without such reductions, Total Annual Operating Expenses for the Large Cap Portfolio would have been 0.84%.

(8)	The management fee has been reduced to reflect the voluntary waiver of a portion or all of the management fee and the reimbursement by the portfolio’s Adviser to the extent the total operating expenses exceed the following percentage: Active International Allocation Portfolio 1.15%. The Adviser may terminate this voluntary waiver at any time at its sole discretion. Absent such reductions, the “Management Fees”, “Other Expenses” and “Total Annual Operating Expenses” would be 0.80%, 0.88%, and 1.68%, respectively.

(9)	The management fee has been reduced to reflect the voluntary waiver of a portion or all of the management fee and the reimbursement by the portfolio’s Adviser to the extent the total operating expenses exceed the following percentage: Emerging Markets Equity Portfolio 1.85%. The Adviser may terminate this voluntary waiver at any time at its sole discretion. Additionally, in determining the actual amount of voluntary management fee waiver and/or expense reimbursement for a Portfolio, if any, the adviser excludes from total annual operating expenses certain investment related expenses, such as foreign country tax expense and interest expense on borrowing. Included in “Other Expenses” of the Emerging Markets Equity Portfolio are 0.10% of such investment related expenses. Absent such reductions, the “Management Fees”, “Other Expenses” and “Total Annual Operating Expenses” would be 1.25%, 0.87%, and 2.12%, respectively.

(10)	The management fee has been reduced to reflect the voluntary waiver of a portion or all of the management fee and the reimbursement by the portfolio’s Adviser to the extent the total operating expenses exceed the following percentage: Equity Growth Portfolio 0.85%. The Adviser may terminate this voluntary waiver at any time at its sole discretion. Absent such reductions, the “Management Fees”, “Other Expenses” and “Total Annual Operating Expenses” would be 0.55%, 0.36%, and 0.91%, respectively.

(11)	The management fee has been reduced to reflect the voluntary waiver of a portion or all of the management fee and the reimbursement by the portfolio’s Adviser to the extent the total operating expenses exceed the following percentage: Global Value Equity Portfolio 1.15%. The Adviser may terminate this voluntary waiver at any time at its sole discretion. Absent such reductions, the “Management Fees”, “Other Expenses” and “Total Annual Operating Expenses” would be 0.80%, 0.48%, and 1.28%, respectively.

(12)	The management fee has been reduced to reflect the voluntary waiver of a portion or all of the management fee and the reimbursement by the portfolio’s Adviser to the extent the total operating expenses exceed the following percentage: Mid Cap Growth Portfolio 1.05%. The Adviser may terminate this voluntary waiver at any time at its sole discretion. Absent such reductions, the “Management Fees”, “Other Expenses” and “Total Annual Operating Expenses” would be 0.75%, 0.64%, and 1.39%, respectively.

(13)	The management fee has been reduced to reflect the voluntary waiver of a portion or all of the management fee and the reimbursement by the portfolio’s Adviser to the extent the total operating expenses exceed the following percentage: Mid Cap Value Portfolio 1.05%. The Adviser may terminate this voluntary waiver at any time at its sole discretion. Absent such reductions, the “Management Fees”, “Other Expenses” and “Total Annual Operating Expenses” would be 0.75%, 0.35%, and 1.10%, respectively.

(14)	The management fee has been reduced to reflect the voluntary waiver of a portion or all of the management fee and the reimbursement by the portfolio’s Adviser to the extent the total operating expenses exceed the following percentage: Technology Portfolio 1.17%, with interest expense. The Adviser may terminate this voluntary waiver at any time at its sole discretion. Absent such reductions, the “Management Fees”, “Other Expenses” and “Total Annual Operating Expenses” would be 0.80%, 0.51%, and 1.31%, respectively.

(15)	The management fee has been reduced to reflect the voluntary waiver of a portion or all of the management fee and the reimbursement by the portfolio’s Adviser to the extent the total operating expenses exceed the following

8

percentage: U.S. Real Estate Securities Portfolio 1.10%. The Adviser may terminate this voluntary waiver at any time at its sole discretion. Absent such reductions, the “Management Fees”, “Other Expenses” and “Total Annual Operating Expenses” would be 0.80%, 0.35%, and 1.15%, respectively.

(16)	The management fee has been reduced to reflect the voluntary waiver of a portion or all of the management fee and the reimbursement by the portfolio’s Adviser to the extent the total operating expenses exceed the following percentage: Value Portfolio 0.85%. The Adviser may terminate this voluntary waiver at any time at its sole discretion. Absent such reductions, the “Management Fees”, “Other Expenses” and “Total Annual Operating Expenses” would be 0.55%, 0.38%, and 0.93%, respectively.

(17)	If certain expenses had not been assumed by Van Kampen, Total Annual Operating Expenses would have been 0.62%.

(18)	If certain expenses had not been assumed by Van Kampen, Total Annual Operating Expenses would have been 0.71%.

(19)	If certain expenses had not been assumed by Van Kampen, Total Annual Operating Expenses for would have been 0.84%.

(20)	A portion of the brokerage commissions that the fund paid was used to reduce the fund’s expenses. In addition, through arrangements with the fund’s custodian, credits realized as a result of uninvested cash balances are used to reduce a portion of the fund’s custodian expenses. These offsets may be discontinued at any time. Without such reductions, Total Annual Operating Expenses for the Fidelity VIP II Contrafund Portfolio — Service Class 2 would have been 0.94%.

(21)	A portion of the brokerage commissions that the fund paid was used to reduce the fund’s expenses. In addition, through arrangements with the fund’s custodian, credits realized as a result of uninvested cash balances are used to reduce a portion of the fund’s custodian expenses. These offsets may be discontinued at any time. Without such reductions, Total Annual Operating Expenses for the Fidelity VIP III Mid Cap Portfolio — Service Class 2 would have been 0.94%.

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Examples

These examples show what your costs would be under certain hypothetical situations. The examples do not represent past or future expenses. Your actual expenses may be more or less than those shown. We base examples on the annual expenses of the underlying funds for the year ended December 31, 2001, and assume that any fee waivers and expense reimbursements will continue. We cannot guarantee that these fee waivers and expense reimbursements will continue. The examples also assume that the $30 annual contract administrative charge is equivalent to 0.018% of the Separate Account contract value.

You would pay the following expenses on a $1,000 investment, assuming a 5% annual return on assets and the charges reflected in the expense table above.

	If Contract Is Surrendered At The End Of Period Shown:				If Contract Is not Surrendered Or Annuitized At End Of Period Shown:

Funding Option	1 year	3 years	5 years	10 years	1 year	3 years	5 years	10 years

Janus Aspen Series
Balanced Portfolio — Service Shares	84	123	164	266	24	73	124	266
Capital Appreciation Portfolio — Service Shares	84	123	164	266	24	73	124	266
Strategic Value Portfolio — Service Shares	89	140	194	324	29	90	154	324
Worldwide Growth Portfolio — Service Shares	84	124	166	269	24	74	126	269
Salomon Brothers Variable Series Fund Inc.
Capital Fund	84	125	169	275	24	75	129	275
High Yield Bond Fund	84	125	169	275	24	75	129	275
Investors Fund	83	120	160	257	23	70	120	257
Small Cap Growth Fund	89	139	192	321	29	89	152	321
Strategic Bond Fund	84	125	169	275	24	75	129	275
The Travelers Series Trust
Equity Income Portfolio	82	119	158	254	22	69	118	254
Large Cap Portfolio	82	119	158	254	22	69	118	254
The Universal Institutional Funds, Inc.
Active International Allocation Portfolio	86	130	176	290	26	80	136	290
Emerging Markets Equity Portfolio	93	151	211	357	33	101	171	357
Equity Growth Portfolio	83	121	161	260	23	71	121	260
Global Value Equity Portfolio	86	130	176	290	26	80	136	290
Mid Cap Growth Portfolio	85	127	171	280	25	77	131	280
Mid Cap Value Portfolio	85	127	171	280	25	77	131	280
Technology Portfolio	86	130	177	292	26	80	137	292
U.S. Real Estate Securities Portfolio	85	128	174	285	25	78	134	285
Value Portfolio	83	121	161	260	23	71	121	260
Van Kampen Life Investment Trust
Comstock Portfolio — Class I Shares	83	120	159	256	23	70	119	256
Emerging Growth Portfolio — Class I Shares	82	118	157	251	22	68	117	251
Enterprise Portfolio — Class I Shares	80	113	149	235	20	63	109	235
Government Portfolio — Class I Shares	80	113	149	235	20	63	109	235
Growth and Income Portfolio — Class I Shares	82	118	156	250	22	68	116	250
Money Market Portfolio — Class I Shares	80	113	149	235	20	63	109	235
Variable Insurance Products Fund II
Contrafund® Portfolio — Service Class 2	83	122	164	265	23	72	124	265
Variable Insurance Products Fund III
Mid Cap Portfolio — Service Class 2	83	122	163	263	23	72	123	263
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CONDENSED FINANCIAL INFORMATION

See Appendices A and B.

THE ANNUITY CONTRACT

Travelers Premier Advisers Annuity is a contract between the contract owner (“you”) and the Company. This is the prospectus — it is not the Contract. The prospectus highlights many contract provisions to focus your attention on the Contract’s essential features. Your rights and obligations under the Contract will be determined by the language of the Contract itself. When you receive your Contract, we suggest you read it promptly and carefully. There may be differences in your Contract because of the requirements of the state where we issued your Contract. We will include any such differences in your Contract.

You make purchase payments to us and we credit them to your Contract. We promise to pay you an income, in the form of annuity or income payments, beginning on a future date that you choose, the maturity date. The purchase payments accumulate tax deferred in the funding options of your choice. We offer multiple variable funding options, and one Fixed Account option. The contract owner assumes the risk of gain or loss according to the performance of the variable funding options. The contract value is the amount of purchase payments, plus or minus any investment experience on the amounts you allocate to the Separate Account (“Separate Account contract value”) or interest on the amounts you allocate to the Fixed Account (“Fixed Account contract value”). The contract value also reflects all withdrawals made and charges deducted. There is generally no guarantee that at the maturity date the contract value will equal or exceed the total purchase payments made under the Contract. The date the Contract and its benefits become effective is referred to as the contract date. Each 12-month period following the contract date is called a contract year.

Certain changes and elections must be made in writing to the Company. Where the term “written request” is used, it means that you must send written information to our Home Office in a form and content satisfactory to us.

Contract Owner Inquiries

Any questions you have about your Contract should be directed to our Home Office at 1-800-599-9460.

Purchase Payments

Your initial purchase payment is due and payable before the Contract becomes effective. The initial purchase payment must be at least $5,000. You may make additional payments of at least $500 at any time. No additional payments are allowed if this Contract is purchased with a beneficiary-directed transfer of death benefit proceeds. Under certain circumstances, we may waive the minimum purchase payment requirement. Purchase payments over $1,000,000 may be made only with our prior consent.

We will apply the initial purchase payment less any applicable premium tax (net purchase payment) within two business days after we receive it in good order at our Home Office. We will credit subsequent purchase payments to a Contract on the same business day we receive it, if it is received in good order by our Home Office by 4:00 p.m. Eastern time. A business day is any day that the New York Stock Exchange is open for regular trading (except when trading is restricted due to an emergency as defined by the Securities and Exchange Commission).

Accumulation Units

The period between the contract date and the maturity date is the accumulation period. During the accumulation period, an accumulation unit is used to calculate the value of a Contract. An accumulation unit works like a share of a mutual fund. Each funding option has a corresponding accumulation unit value. The accumulation units are valued each business day and their values may increase or decrease from day to day. The number of accumulation units we will credit to your Contract once we receive a purchase payment is determined by dividing the amount directed to each funding option by the value of its accumulation unit. We calculate the value of an accumulation unit for each funding option each day the New York Stock Exchange is

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open. The values are calculated as of 4:00 p.m. Eastern time. After the value is calculated, we credit your Contract. During the annuity period (i.e., after the maturity date), you are credited with annuity units.

The Variable Funding Options

You choose the variable funding options to which you allocate your purchase payments. These variable funding options are subaccounts of the Separate Account. The subaccounts invest in the underlying funds. You are not investing directly in the underlying fund. Each underlying fund is a portfolio of an open-end management investment company that is registered with the SEC under the Investment Company Act of 1940. These underlying funds are not publicly traded and are offered only through variable annuity and variable life insurance products. They are not the same retail mutual funds as those offered outside of a variable annuity or variable life insurance product, although the investment practices and fund names may be similar, and the portfolio managers may be identical. Accordingly, the performance of the retail mutual fund is likely to be different from that of the underlying fund, and contract owners should not compare the two.

You will find detailed information about the funds and their inherent risks in the current fund prospectuses for the underlying funds that must accompany this prospectus. Since each option has varying degrees of risk, please read the prospectuses carefully before investing. There is no assurance that any of the underlying funds will meet its investment objectives. Contact your registered representative or call 1-800-599-9460 to request additional copies of the prospectuses.

If any of the underlying funds become unavailable for allocating purchase payments, or if we believe that further investment in an underlying fund is inappropriate for the purposes of the Contract, we may substitute another funding option. However, we will not make any substitutions without notifying you and obtaining any state and SEC approval, if necessary. From time to time we may make new funding options available.

The current variable funding options are listed below, along with their investment advisers and any subadviser:

Funding Option	Investment Objective	Investment Adviser/Subadviser
Janus Aspen Series
Balanced Portfolio — Service Shares	Seeks long-term capital growth, consistent with preservation of capital and balanced by current income.	Janus Capital
Capital Appreciation Portfolio — Service Shares	Seeks long-term capital growth by investing primarily in common stocks selected for their growth potential. The portfolio may invest in companies of any size.	Janus Capital
Strategic Value Portfolio — Service Shares	Seeks long-term growth of capital.	Janus Capital
Worldwide Growth Portfolio — Service Shares	Seeks growth of capital in a manner consistent with preservation of capital by investing primarily in common stocks of companies of any size throughout the world.	Janus Capital
Salomon Brothers Variable Series Fund, Inc.
Capital Fund	Seeks capital appreciation, primarily through investments in common stocks which are believed to have above-average price appreciation potential and which may involve above average risk.	Salomon Brothers Asset Management (“SBAM”)
High Yield Bond Fund	Seeks to maximize current income, and, secondarily, to seek capital appreciation through investing under normal circumstances at least 80% of its assets in high yield bonds	SBAM
Investors Fund	Seeks long-term growth of capital, and, secondarily, current income, through investments in common stocks of well-known companies.	SBAM

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Funding Option	Investment Objective	Investment Adviser/Subadviser
Small Cap Growth Fund	Seeks long-term growth of capital by investing under normal circumstances at least 80% of its assets in equity securities of companies with market capitalizations similar to that of companies included in the Russell 2000 Growth Index..	SBAM
Strategic Bond Fund	Seeks a high level of current income. As a secondary objective, the portfolio will seek capital appreciation.	SBAM
The Travelers Series Trust
Equity Income Portfolio	Seeks reasonable income by investing at least 65% in income-producing equity securities. The balance may be invested in all types of domestic and foreign securities, including bonds. The Portfolio seeks to achieve a yield that exceeds that of the securities comprising the S&P 500. The Subadviser also considers the potential for capital appreciation.	TAMIC Subadviser: Fidelity Management & Research Co (“FMR”)
Large Cap Portfolio	Seeks long-term growth of capital by investing primarily in equity securities of companies with large market capitalizations.	TAMIC Subadviser: FMR
The Universal Institutional Funds, Inc.
Active International Allocation Portfolio	Seeks long-term capital appreciation by investing primarily in accordance with country and sector weightings determined by the investment advisor, in equity securities of non-U.S. issuers which, in the aggregate, replicate broad market indices.	Morgan Stanley Investment Management Inc. (“MSIM”)
Emerging Markets Equity Portfolio	Seeks long-term capital appreciation by investing primarily in growth oriented equity securities of emerging market country issuers.	MSIM
Equity Growth Portfolio	Seeks long-term capital appreciation by investing primarily in the equity securities of large capitalization companies.	MSIM
Global Value Equity Portfolio	Seeks long-term capital appreciation by investing primarily in equity securities of issuers throughout the world, including the U.S.	MSIM
Mid Cap Growth Portfolio	Seeks long-term capital growth by investing primarily in common stocks and other equity securities.	Miller, Anderson & Sherrerd, LLP (“MAS”)
Mid Cap Value Portfolio	Seeks above-average total return over a market cycle of three to five years by investing in common stock and other equity securities.	MSIM
Technology Portfolio	Seeks long-term capital appreciation by investing primarily in equity securities of companies that the investment adviser expects to benefit from their involvement in technology or technology-related industries.	MSIM
U.S. Real Estate Portfolio	Seeks above-average current income and long-term capital appreciation by investing primarily in equity securities of companies in the U.S. Real Estate industry, including real estate investment trusts (“REITS”)	MSIM

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Funding Option	Investment Objective	Investment Adviser/Subadviser
Value Portfolio	Seeks above-average total return over a market cycle of three to five years by investing primarily in a diversified portfolio of common stocks and other equity securities.	MAS
Van Kampen Life Investment Trust
Comstock Portfolio Class I Shares	Seeks capital growth and income through investments in equity securities, including common stocks and securities convertible into common and preferred stocks.	Van Kampen Asset Management, Inc. (“VKAM”)
Emerging Growth Portfolio Class I Shares	Seeks capital appreciation by investing primarily in common stocks of companies considered to be emerging growth companies.	VKAM
Enterprise Portfolio Class I Shares	Seeks capital appreciation through investments believed by the Adviser to have above-average potential for capital appreciation.	VKAM
Government Portfolio Class I Shares	Seeks to provide investors with a high current return consistent with preservation of capital by investing primarily in debt securities issued or guaranteed by the U.S. government, its agencies or instrumentalities.	VKAM
Growth and Income Portfolio Class I Shares	Seeks long-term growth of capital and income by investing primarily in income-producing equity securities, including common stocks and convertible securities	VKAM
Money Market Portfolio Class I Shares	Seeks protection of capital and high current income through investments in money market instruments. Investments in the Money Market Portfolio are neither insured nor guaranteed by the U.S. Government. Although the Money Market Portfolio seeks to maintain a stable net asset value of $1.00 per share, there is no assurance that it will be able to do so.	VKAM
Variable Insurance Products Fund II
Contrafund® Portfolio — Service Class 2	Seeks long-term capital appreciation by investing primarily in common stocks of companies whose value the adviser believes is not fully recognized by the public.	FMR
Variable Insurance Products III
Mid Cap Portfolio — Service Class 2	Seeks long-term growth of capital and income by investing primarily in income-producing equity securities, including common stocks and convertible securities.	FMR

FIXED ACCOUNT

We offer our Fixed Account as a funding option. Please see Appendix C for more information.

CHARGES AND DEDUCTIONS

General

We deduct the charges described below. The charges are for the service and benefits we provide, costs and expenses we incur, and risks we assume under the Contracts. Services and benefits we provide include:

    the ability for you to make withdrawals and surrenders under the Contracts;
    the death benefit paid on the death of the contract owner, annuitant, or first of the joint owners, the available funding options and related programs (including dollar-cost averaging, portfolio rebalancing, and systematic withdrawal programs);
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    administration of the annuity options available under the Contracts; and
    the distribution of various reports to contract owners.

Costs and expenses we incur include:

    losses associated with various overhead and other expenses associated with providing the services and benefits provided by the Contracts, sales and marketing expenses including commission payments to your sales agent, and other costs of doing business.

Risks we assume include:

    that annuitants may live longer than estimated when the annuity factors under the Contracts were established;
    that the amount of the death benefit will be greater than the contract value, and that the costs of providing the services and benefits under the Contracts will exceed the charges deducted.

We may also deduct a charge for taxes.

Unless otherwise specified, charges are deducted proportionately from all funding options in which you are invested.

We may reduce or eliminate the withdrawal charge, the administrative charges and/or the mortality and expense risk charge under the Contract when certain sales or administration of the Contract result in savings or reduced expenses and/or risks. For certain trusts, we may change the order in which purchase payments and earnings are withdrawn in order to determine the withdrawal charge. We will not reduce or eliminate the withdrawal charge or the administrative charge where such reduction or elimination would be unfairly discriminatory to any person.

The amount of a charge may not necessarily correspond to the costs associated with providing the services or benefits indicated by the designated charge. For example, the withdrawal charge we collect may not fully cover all of the sales and distribution expenses we actually incur. The amount of any fee or charge is not impacted by an outstanding loan. We may also profit on one or more of the charges. We may use any such profits for any corporate purpose, including the payment of sales expenses.

Withdrawal Charge

We do not deduct a sales charge from purchase payments when they are made to the Contract. However, a withdrawal charge will apply if purchase payments are withdrawn before they have been in the Contract for seven years. We will assess the charge as a percentage of the purchase payment withdrawn as follows:

Years Since Purchase Payment Made	Withdrawal Charge
0-1	6%
2	6%
3	5%
4	5%
5	4%
6	3%
7	2%
8 and over	0%

For purposes of the withdrawal charge calculation, withdrawals are deemed to be taken first from:

(a)	any purchase payment to which no withdrawal charge applies then;

(b)	any remaining free withdrawal allowance (as described below) (after being reduced by (a)), then;

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(c)	any remaining purchase payment to which a withdrawal charge applies (on a first-in, first-out basis), then;

(d)	any Contract earnings.

Unless you instruct us otherwise, we will deduct the withdrawal charge from the amount requested.

We will not deduct a withdrawal charge if purchase payments are distributed:

    due to the death of the contract owner or the annuitant (with no contingent annuitant surviving)
    if an annuity payout has begun
    due to a minimum distribution under our minimum distribution rules then in effect if an income option of at least five year’s duration is begun after the first contract year.

Free Withdrawal Allowance

Beginning in the second contract year, you may withdraw up to 10% of the contract value annually. We calculate the available withdrawal amount as of the end of the previous contract year. The free withdrawal provision applies to partial withdrawals only.

Administrative Charges

There are two administrative charges: the $30 annual contract administrative charge and the administrative expense charge. We will deduct the annual contract administrative charge on the fourth Friday of each August. This charge compensates us for expenses incurred in establishing and maintaining the Contract and we will prorate this charge (i.e. calculate) from the date of purchase. We will also prorate this charge if you surrender your Contract, or if we terminate your Contract. We will not deduct the contract administrative charge from the Fixed Account or:

             (1)   from the distribution of death proceeds;

             (2)   after an annuity payout has begun; or

             (3)   if the contract value on the date of assessment equals or is greater than $40,000.

We deduct the administrative expense charge (sometimes called “sub-account administrative charge”) on each business day from amounts allocated to the variable funding options to compensate the Company for certain related administrative and operating expenses. The charge equals, on an annual basis, 0.15% of the daily net asset value allocated to each of the variable funding options, and is reflected in our accumulation and annuity unit value calculations.

Mortality and Expense Risk Charge

Each business day, we deduct a mortality and expense risk (“M&E”) charge from amounts we hold in the variable funding options. We reflect the deduction in our calculation of accumulation and annuity unit values. The charges stated are the maximum for this product. We reserve the right to lower this charge at any time. This charge equals 1.25% annually. This charge compensates the Company for risks assumed, benefits provided and expenses incurred, including the payment of commissions to your sales agent.

Variable Liquidity Benefit Charge

If the Variable Liquidity Benefit is selected, there is a maximum surrender charge of 6% of the amounts withdrawn. Please refer to “The Annuity Period” for a description of this benefit.

Variable Funding Option Expenses

We summarized the charges and expenses of the underlying funds in the fee table. Please review the prospectus for each underlying fund for a more complete description of that fund and its expenses.

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Premium Tax

Certain state and local governments charge premium taxes ranging from 0% to 5%, depending upon jurisdiction. We are responsible for paying these taxes and will determine the method used to recover premium tax expenses incurred. We will deduct any applicable premium taxes from your contract value either upon death, surrender, annuitization, or at the time you make purchase payments to the Contract, but no earlier than when we have a tax liability under state law.

Changes in Taxes Based upon Premium or Value

If there is any change in a law assessing taxes against the Company based upon premiums, contract gains or value of the Contract, we reserve the right to charge you proportionately for this tax.

TRANSFERS

Up to 30 days before the maturity date, you may transfer all or part of the contract value between variable funding options. Please note that the contract is not designed to serve as a vehicle for frequent trading in response to short-term fluctuations in the stock market. Therefore, all transfers are subject to the following restrictions:

1.	Excessive Transfers. We reserve the right to restrict transfers if we determine you are engaging in a pattern of transfers that may disadvantage contract owners. In making this determination, we will consider, among other things, the following factors:

    the total dollar amount being transferred;
    the number of transfers you made within the previous three months;
    whether your transfers follow a pattern designed to take advantage of short term market fluctuations; and
    whether your transfers are part of a group of transfers made by a third party on behalf of the individual contract owners in the group.
2.	Market Timers. We reserve the right to restrict transfers by any market timing firm or any other third party authorized to initiate transfers on behalf of multiple contract owners. We may, among other things:

    reject the transfer instructions of any agent acting under a power of attorney on behalf of more than one owner, or reject the transfer or exchange instructions of individual owners who have executed pre-authorized transfer forms which are submitted by market timing firms or other third parties on behalf of more than one owner.

Future Modifications. We will continue to monitor the transfer activity occurring among the variable funding options, and may modify these transfer restrictions at any time if we deem it necessary to protect the interest of all contract owners. These modifications may include curtailing or eliminating, without notice, the ability to use the Internet, facsimile or telephone in making transfers.

If, in our sole discretion, we determine you are engaging in activity as described above or similar activity which will potentially hurt the rights or interests of contract owners, we will exercise our contractual right to restrict your number of transfers to one every six months. We reserve the right to charge a $10.00 fee for any transfer request which exceeds twelve per year. None of these restrictions are applicable to transfers made under a Dollar Cost Averaging Program or a rebalancing program.

We will make transfers at the value(s) next determined after we receive your request in good order at our Home Office. After the maturity date, you may make transfers only if allowed by your contract or with our consent. These restrictions are subject to any state law requirements.

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Dollar Cost Averaging

Dollar cost averaging or the pre-authorized transfer program (the “DCA Program”) allows you to transfer a set dollar amount to other funding options on a monthly or quarterly basis during the accumulation phase of the Contract. Using this method, you will purchase more accumulation units in a funding option if the value per unit is low and will purchase fewer accumulation units if the value per unit is high. Therefore, you may achieve a lower-than-average cost per unit in the long run if you have the financial ability to continue the program over a long enough period of time. Dollar cost averaging does not assure a profit or protect against a loss.

You may elect the DCA Program through written request or other method acceptable to us. You must have a minimum total contract value of $5,000 to enroll in the DCA Program. The minimum amount that may be transferred through this program is $400.

You may establish pre-authorized transfers of contract values from the Fixed Account, subject to certain restrictions. Under the DCA Program, automated transfers from the Fixed Account may not deplete your Fixed Account Value in less than twelve months from your enrollment in the DCA Program.

In addition to the DCA Program, within the Fixed Account, we may credit increased interest rates to contract owners under an administrative Special DCA Program established at our discretion, depending on availability and state law. Under this program, the contract owner may pre-authorize level transfers to any of the funding options under either a 6 Month, 12 Month or 24 Month Program. The Programs will generally have different credited interest rates. Under each Program, the interest rate can accrue up to the applicable number of months on the remaining amounts in the Special DCA Program and we must transfer all purchase payments and accrued interest on a level basis to the selected funding options in the applicable time period. For example, under the 12 Month Program, the interest rate can accrue up to 12 months on the remaining amounts in the Special DCA Program and we must transfer all purchase payments and accrued interest in this Program on a level basis to the selected funding options in 12 months.

The pre-authorized transfers will begin after the initial Program purchase payment and complete enrollment instructions are received by the Company. If we do not receive complete Program enrollment instructions within 15 days of receipt of the initial Program purchase payment, the entire balance in the Program will be credited with the non-Program interest rate then in effect for the Fixed Account.

You may start or stop participation in the DCA Program at any time, but you must give the Company at least 30 days’ notice to change any automated transfer instructions that are currently in place. If you stop the Special DCA Program and elect to remain in the Fixed Account, we will credit your contract value for the remainder of 6 or 12 months with the interest rate for non-Program funds.

You may only have one DCA Program or Special DCA Program in place at one time. We will allocate any subsequent purchase payments we receive within the Program period selected to the current funding options over the remainder of that Program transfer period, unless you direct otherwise.

All provisions and terms of the Contract apply to the DCA and Special DCA Programs, including provisions relating to the transfer of money between funding options. Transfers made under any DCA Program will not be counted for purposes of restrictions we may impose on the number of transfers permitted under the Contract. We reserve the right to suspend or modify transfer privileges at any time and to assess a processing fee for this service.

ACCESS TO YOUR MONEY

Any time before the maturity date, you may redeem all or any portion of the cash surrender value, that is, the contract value less any withdrawal charge, outstanding loans, and any premium tax not previously deducted. Unless you submit a written request specifying the fixed or variable funding option(s) from which we are to withdraw amounts, we will make the withdrawal on a pro rata basis. We will determine the cash surrender value as of the close of business after we receive your surrender request at our Home Office. The cash surrender value may be more or less than the purchase payments you made. You may not make withdrawals during the annuity period.

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For amounts allocated to the variable funding options, we may defer payment of any cash surrender value for a period of up to five business days after the written request is received. For amounts allocated to the fixed account, we may defer payment of any cash surrender value for a period up to six months. In either case, it is our intent to pay as soon as possible. We cannot process requests for withdrawals that are not in good order. We will contact you if there is a deficiency causing a delay and will advise what is needed to act upon the withdrawal request.

Systematic Withdrawals

Before the maturity date, you may choose to withdraw a specified dollar amount (at least $100) on a monthly, quarterly, semiannual or annual basis. We will deduct any applicable premium taxes and withdrawal charge. To elect systematic withdrawals, you must have a contract value of at least $15,000 and you must make the election on the form we provide. We will surrender accumulation units pro rata from all funding options in which you have an interest, unless you instruct us otherwise. You may begin or discontinue systematic withdrawals at any time by notifying us in writing, but you must give at least 30 days’ notice to change any systematic withdrawal instructions that are currently in place.

We reserve the right to discontinue offering systematic withdrawals or to assess a processing fee for this service upon 30 days’ written notice to contract owners (where allowed by state law).

Each systematic withdrawal is subject to federal income taxes on the taxable portion. In addition, a 10% federal penalty tax may be assessed on systematic withdrawals if the contract owner is under age 591/2. You should consult with your tax adviser regarding the tax consequences of systematic withdrawals.

Loans

Loans may be available under your Contract. Loans may only be taken against funds allocated or transferred to the Fixed Account. If available, all loan provisions are described in your Contract or loan agreement.

OWNERSHIP PROVISIONS

Types of Ownership

Contract Owner

Contract Owner (you). The Contract belongs to the contract owner named in the Contract (on the Specifications page), or to any other person to whom you subsequently assign the Contract. You may only make an assignment of ownership or a collateral assignment for nonqualified Contracts. You have sole power during the annuitant’s lifetime to exercise any rights and to receive all benefits given in the Contract provided you have not named an irrevocable beneficiary and provided you have not assigned the Contract.

You receive all payments while the annuitant is alive unless you direct them to an alternate recipient. An alternate recipient does not become the contract owner.

If this Contract is purchased by a beneficiary of another contract who directly transferred the death proceeds due under that contract, he/she will be granted the same rights the owner has under the Contract except that he/she cannot transfer ownership, take a loan or make additional purchase payments.

Joint Owner. For nonqualified Contracts only, you may name joint owners (e.g., spouses) in a written request before the Contract is in effect. Joint owners may independently exercise transfers allowed under the Contract. All other rights of ownership must be exercised by both owners. Joint owners own equal shares of any benefits accruing or payments made to them.

Beneficiary

You name the beneficiary in a written request. The beneficiary has the right to receive any death benefit proceeds remaining under the Contract upon the death of the annuitant or the contract owner. If more than one beneficiary survives the annuitant or contract owner, they will share equally in benefits unless you recorded different shares with the Company by written request before the death of the annuitant or contract owner. In

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the case of a non-spousal beneficiary or a spousal beneficiary who has not chosen to assume the Contract, we will not transfer or otherwise remove the death benefit proceeds from either the variable funding options or the Fixed Account, as most recently elected by the contract owner, until the death report date.

Unless you have named an irrevocable beneficiary you have the right to change any beneficiary by written request during the lifetime of the annuitant and while the Contract continues.

Annuitant

The annuitant is designated in the Contract (on the Specifications page), and is the individual on whose life the maturity date and the amount of the monthly annuity payments depend. You may not change the annuitant after your Contract is in effect.

Contingent Annuitant

You may name one individual as a contingent annuitant. A contingent annuitant may not be changed, deleted or added to the Contract after the contract date. If the annuitant who is not the owner dies prior to the maturity date, and the contingent annuitant is still living;

    the death benefit will not be payable upon the annuitant’s death the contingent annuitant becomes the annuitant
    all other rights and benefits will continue in effect

When a contingent annuitant becomes the annuitant, the maturity date remains the same as previously in effect.

If the annuitant is also the owner, a death benefit is paid to the beneficiary regardless of whether or not there is a contingent annuitant.

DEATH BENEFIT

Before the maturity date, generally, a death benefit is payable when either the annuitant or a contract owner dies. We calculate the death benefit at the close of the business day on which our Home Office receives (1) due proof of death and (2) written payment instructions or election of beneficiary contract continuance (“death report date”).

We must be notified of the annuitant’s death no later than six months from the date of death in order to pay the death proceeds as described under “Death Proceeds Before the Maturity Date.” If we are notified more than six months after the death, we will pay death proceeds equal to the contract value on the death report date, less any applicable premium tax and outstanding loans.

Death Proceeds Before the Maturity Date

If the annuitant or an owner is younger than age 80 on the contract date: We will pay to the beneficiary a death benefit in an amount equal to the greatest of (1), (2) or (3) below, each reduced by any applicable premium tax, withdrawals or outstanding loans:

             1)   the contract value;

             2)   the total purchase payments made under the Contract; or

             3)   the step-up value (if any, as described below).

Step-Up Value. The step-up value will initially equal the contract value on the first anniversary. When you make an additional purchase payment, we will increase the step-up value by the amount of that purchase payment. When you make a withdrawal, we will reduce the step-up value by a partial surrender reduction as described below. On each Contract anniversary before the annuitant’s 80th birthday and before the annuitant’s death, if the contract value is greater than the step-up value, we will reset the step-up value to equal that greater amount. We will not reduce the step-up value on these anniversary recalculations (provided no withdrawals or surrenders are made on that day). The only changes we will make to the step-up value on or after the annuitant’s 80th birthday will be those related to additional purchase payments or withdrawals.

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Partial Surrender Reduction. If you make a withdrawal, we will reduce the step-up value by a partial surrender reduction which equals (1) the step-up value before the withdrawal, multiplied by (2) the amount of the withdrawal, divided by (3) the contract value before the withdrawal.

For example, assume your current contract value is $55,000. If your current step-up value is $50,000, and you decide to make a withdrawal of $10,000, we would reduce the step-up value as follows:

             50,000 x (10,000/55,000) = $9,090

Your new step-up value would be 50,000-9,090, or $40,910.

The following example shows what would happen in a declining market. Assume your current contract value is $30,000. If your current step-up value is $50,000, and you decide to make a withdrawal of $10,000, we would reduce the step-up value as follows:

             50,000 x (10,000/30,000) = $16,666

Your new step-up value would be 50,000-16,666, or $33,334.

If the annuitant or an owner is age 80 or older on the contract date: We will pay to the beneficiary a death benefit in an amount equal to the greater of (1) or (2) below, each reduced by any applicable premium tax, withdrawals or outstanding loans not previously deducted:

             (1)   the contract value; or

             (2)   the total purchase payments made under the Contract.

Payment of Proceeds

We describe the process of paying death benefit proceeds before the maturity date in the charts below. The charts do not encompass every situation and are merely intended as a general guide. More detailed information is provided in your Contract. Generally, the person(s) receiving the benefit may request that the proceeds be paid in a lump sum, or be applied to one of the settlement options available under the Contract.

Nonqualified Contracts

Before the Maturity Date, upon the Death of the	The Company Will Pay the Proceeds to:	unless. . .	Mandatory Payout Rules Apply*

Owner (who is not the annuitant) (with no joint owner)	The beneficiary (ies), or if none, to the contract owner’s estate.	Unless, the beneficiary elects to continue the contract rather than receive the distribution	Yes

Owner (who is the annuitant) (with no joint owner)	The beneficiary (ies), or if none, to the contract owner’s estate.	Unless, the elects to continue the contract rather than receive the distribution.	Yes

Joint Owner (who is not the annuitant)	The surviving joint owner.	Unless the surviving joint owner and elects to continue the contract.	Yes

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Before the Maturity Date, upon the Death of the	The Company Will Pay the Proceeds to:	unless. . .	Mandatory Payout Rules Apply*

Annuitant (who is not the contract owner)	The beneficiary (ies), or if none, to the contract owner	Unless, where there is no contingent annuitant, the beneficiary elects to continue the contract rather than receive the distribution. Or unless, there is a contingent annuitant. Then, the contingent annuitant becomes the annuitant and the contract continues in effect (generally using the original maturity date). The proceeds will then be paid upon the death of the contingent annuitant or owner.	Yes

Annuitant (who is the contract owner)	See death of —owner who is the annuitant” above.		Yes
Annuitant (where owner is a nonnatural person/trust)	The beneficiary (ies) (e.g. the trust) or if none, to the owner.		Yes (Death of annuitant is treated as death of the owner in these circumstances.)

Contingent Annuitant (assuming annuitant is still alive)	No death proceeds are payable; contract continues.		N/A

Beneficiary	No death proceeds are payable; contract continues.		N/A

Contingent Beneficiary	No death proceeds are payable; contract continues.		N/A

______________

*	Certain payout rules of the Internal Revenue Code (IRC) are triggered upon the death of any Owner. Non-spousal beneficiaries (as well as spousal beneficiaries who choose not to assume the Contract) must begin taking distributions based on the beneficiary’s life expectancy within one year of death or take a complete distribution of Contract proceeds within 5 years of death. If mandatory distributions have begun, the 5 year payout option is not available.

Qualified Contracts

Before the Maturity Date, upon the Death of the	The Company Will Pay the Proceeds to:	unless. . .	Mandatory Payout Rules Apply (See * Above)
Owner / Annuitant	The beneficiary (ies), or if none, to the contract owner’s estate.	Unless the beneficiary elects to continue the Contract rather than receive a distribution.	Yes

Beneficiary	No death proceeds are payable; contract continues.		N/A

Contingent Beneficiary	No death proceeds are payable; contract continues.		N/A

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Beneficiary Contract Continuance (Not permitted for non-natural beneficiaries)

If you die before the maturity date, and if the value of any beneficiary’s portion of the death benefit is between $20,000 and $1,000,000 as of the death report date, (more than $1,000,000 is subject to home office approval), your beneficiary(s) may elect to continue his/her portion of the Contract subject to applicable Internal Revenue Code distribution requirements, rather than receive the death benefit in a lump sum.

If your beneficiary elects to continue the Contract the death benefit will be calculated as of the death report date. The initial contract value of the continued contract (the “adjusted contract value”) will equal the greater of the contract value or the death benefit calculated on the death report date and will be allocated to the funding options in the same proportion as prior to the death report date.

The beneficiary who continues the Contract will be granted the same rights as the owner under the original Contract, except the beneficiary cannot:

    transfer ownership
    take a loan
    make additional purchase payments

The beneficiary may also name his/her own beneficiary (“succeeding beneficiary”) and has the right to take withdrawals at any time after the death report date without a withdrawal charge. All other fees and charges applicable to the original contract will also apply to the continued contract. All benefits and features of the continued contract will be based on the beneficiary’s age on the death report date as if the beneficiary had purchased the Contract with the adjusted contract value on the death report date.

Planned Death Benefit

You may request that rather than receive a lump-sum death benefit, the beneficiary(ies) receive all or a portion of the death benefit proceeds either:

    through an annuity for life or a period that does not exceed the beneficiary’s life expectancy; or
    under the terms of the Beneficiary Continuance provision described above. If the Beneficiary Continuance provision is selected, no surrenders will be allowed other than payments meant to satisfy minimum distribution amounts or systematic withdrawal amounts, if greater.

You must make the planned death benefit request as well as any revocation of this request in writing. Upon your death, your beneficiary(s) cannot revoke or modify this request. If the death benefit at the time we receive due proof of death is less than $2,000, we will only pay a lump sum to the beneficiary. If periodic payments due under the planned death benefit election are less than $100, we reserve the right to make annuity payments at less frequent intervals, resulting in a payment of at least $100 per year. If no beneficiary is alive when death benefits become payable, we will pay the death benefit as provided in your Contract.

Death Proceeds after the Maturity Date

If any contract owner or the annuitant dies on or after the maturity date, the Company will pay the beneficiary a death benefit consisting of any benefit remaining under the annuity or income option then in effect.

THE ANNUITY PERIOD

Maturity Date

Under the Contract, you can receive regular payments (annuity payments). You can choose the month and the year in which those payments begin (maturity date). You can also choose among payout options(annuity or income options) or elect a lump sum distribution. While the annuitant is alive, you can change your selection any time up to the maturity date. Annuity or income payments will begin on the maturity date stated in the Contract unless (1) you fully surrendered the Contract; (2) we paid the proceeds to the beneficiary before that date; or (3) you elected another date. Annuity payments are a series of periodic payments (a) for life; (b) for life

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with either a minimum number of payments or a specific amount assured; (c) for the joint lifetime of the annuitant and another person, and thereafter during the lifetime of the survivor, or (d) for a fixed period or fixed amount. We may require proof that the annuitant is alive before we make annuity payments. Not all options may be available in all states.

You may choose to annuitize at any time after you purchase your Contract. Unless you elect otherwise, the maturity date will be the annuitant’s 70th birthday for qualified Contracts and the annuitant’s 75th birthday for nonqualified Contracts or ten years after the effective date of the Contract, if later. (In certain states, the maturity date elected may not be later than the annuitant’s 90th birthday; refer to your Contract.)

At least 30 days before the original maturity date, you may elect to extend the maturity date to any time prior to the annuitant’s 85th birthday for nonqualified Contracts or, for qualified Contracts, to a later date with our consent. You may use certain annuity options taken at the maturity date to meet the minimum required distribution requirements of federal tax law, or you may use a program of withdrawals instead. These mandatory distribution requirements take effect generally upon the death of the contract owner, or with certain qualified Contracts upon either the later of the contract owner’s attainment of age 701/2 or year of retirement; or the death of the contract owner. You should seek independent tax advice regarding the election of minimum required distributions.

Allocation of Annuity

You may elect to receive your annuity payments in the form of a variable annuity, a fixed annuity, or a combination of both. If, at the time annuity payments begin, you have not made an election, we will apply your cash surrender value to provide an annuity funded by the same funding options as you have selected during the accumulation period. At least 30 days before the maturity date, you may transfer the contract value among the funding options in order to change the basis on which we will determine annuity payments. (See —Transfers.”)

Variable Annuity

You may choose an annuity payout that fluctuates depending on the investment experience of the variable funding options. We determine the number of annuity units credited to the Contract by dividing the first monthly annuity payment attributable to each variable funding option by the corresponding accumulation unit value as of 14 days before the date annuity payments begin. We use an annuity unit to measure the dollar value of an annuity payment. The number of annuity units (but not their value) remains fixed during the annuity period.

Determination of First Annuity Payment. Your Contract contains the tables we use to determine your first monthly annuity payment. If you elect a variable annuity, the amount we apply to it will be the cash surrender value as of 14 days before the date annuity payments begin, less any applicable premium taxes not previously deducted.

The amount of your first monthly payment depends on the annuity option you elected and the annuitant’s adjusted age. Your Contract contains the formula for determining the adjusted age. We determine the total first monthly annuity payment by multiplying the benefit per $1,000 of value shown in the Contract tables (or, if they would produce a larger payment, the tables then in effect on the maturity date) by the number of thousands of dollars of contract value you apply to that annuity option. The contract tables factor in an assumed daily net investment factor. We call this your net investment rate. For example, a net investment rate of 3% corresponds to an annual interest rate of 3%. This means that if the annualized investment performance, after expenses, of your variable funding options is less than 3%, then the dollar amount of your variable annuity payments will decrease. However, if the annualized investment performa nce, after expenses, of your variable funding options is greater than 3%, then the dollar amount of your variable annuity payments will increase.

Determination of Second and Subsequent Annuity Payments. The dollar amount of all subsequent annuity payments changes from month to month based on the investment experience of the applicable funding options. The total amount of each annuity payment will equal the sum of the basic payments in each funding option. We determine the actual amounts of these payments by multiplying the number of annuity units we credited to each funding option by the corresponding annuity unit value as of the date 14 days before the date the payment is due.

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Fixed Annuity

You may choose a fixed annuity that provides payments which do not vary during the annuity period. We will calculate the dollar amount of the first fixed annuity payment as described under “Variable Annuity,” except that the amount we apply to begin the annuity will be your cash surrender value as of the date annuity payments begin. Payout rates will not be lower than that shown in the Contract. If it would produce a larger payment, the first fixed annuity payment will be determined using the Life Annuity Tables in effect on the maturity date.

PAYMENT OPTIONS

Election of Options

While the annuitant is alive, you can change your annuity or income option selection any time up to the maturity date. Once annuity or income payments have begun, no further elections are allowed.

During the annuitant’s lifetime, if you do not elect otherwise before the maturity date, we will pay you (or another designated payee) the first of a series of monthly annuity or income payments based on the life of the annuitant, in accordance with Annuity Option 2 (Life Annuity with 120 monthly payments assured). For certain qualified contracts, Annuity Option 4 (Joint and Last Survivor Life Annuity — Annuity Reduced on Death of Primary Payee) will be the automatic option as described in the Contract.

The minimum amount that can be placed under an annuity or income option will be $2,000 unless we agree to a lesser amount. If any monthly periodic payment due is less than $100, the Company reserves the right to make payments at less frequent intervals, or to pay the contract value in a lump-sum.

On the maturity date, we will pay the amount due under the Contract in accordance with the payment option that you select. You may choose to receive a single lump-sum payment. You must elect an option in writing, in a form satisfactory to the Company. Any election made during the lifetime of the annuitant must be made by the contract owner.

Annuity Options

Subject to the conditions described in “Election of Options” above, we may pay all or any part of the cash surrender value under one or more of the following annuity options. Payments under the annuity options are generally made on a monthly basis. We may offer additional options.

Option 1 — Life Annuity — No Refund. The Company will make annuity payments during the lifetime of the annuitant ending with the last payment before death. This option offers the maximum periodic payment, since there is no assurance of a minimum number of payments or provision for a death benefit for beneficiaries.

Option 2 — Life Annuity with 120, 180 or 240 Monthly Payments Assured. The Company will make monthly annuity payments during the lifetime of the annuitant, with the agreement that if, at the death of that person, payments have been made for less than 120, 180 or 240 months, as elected, we will continue making payments to the beneficiary during the remainder of the period.

Option 3 — Joint and Last Survivor Life Annuity — No Refund. The Company will make regular annuity payments during the lifetime of the annuitant and a second person. When either person dies, we will continue making payments to the survivor. No further payments will be made following the death of the survivor.

Option 4 — Joint and Last Survivor Life Annuity — Annuity Reduced on Death of Primary Payee. The Company will make annuity payments during the lifetimes of the annuitant and a second person. You will designate one as primary payee, and the other will be designated as secondary payee. On the death of the secondary payee, the Company will continue to make monthly annuity payments to the primary payee in the same amount that would have been payable during the joint lifetime of the two persons. On the death of the primary payee, the Company will continue to make annuity payments to the secondary payee in an amount equal to 50% of the payments, which would have been made during the lifetime of the primary payee. No further payments will be made once both payees have died.

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Option 5— Other Annuity Options. The Company will make any other arrangements for annuity payments as may be mutually agreed upon.

Income Options

Instead of one of the annuity options described above, and subject to the conditions described under “Election of Options,” all or part of the Contract’s cash surrender value (or, if required by state law, contract value) may be paid under one or more of the following income options, provided that they are consistent with federal tax law qualification requirements. Payments under the income options may be elected on a monthly, quarterly, semiannual or annual basis:

Option 1 — Payments of a Fixed Amount. We will make equal payments of the amount elected until the cash surrender value applied under this option has been exhausted. We will pay the first payment and all later payments from each funding option or the Fixed Account in proportion to the cash surrender value attributable to each funding option and/or Fixed Account. The final payment will include any amount insufficient to make another full payment.

Option 2 — Payments for a Fixed Period. We will make payments for the period selected. The amount of each payment will be equal to the remaining cash surrender value applied under this option divided by the number of remaining payments.

Option 3 — Other Income Options. We will make any other arrangements for income options as may be mutually agreed upon.

Variable Liquidity Benefit

This benefit is only offered with Variable Annuity Options (as described in the Settlement Provisions of the Contract) for Fixed Period Option only payments, without Life Contingency.

At any time after annuitization and before death, the contract owner may surrender and receive a payment equal to (A) minus (B), where (A) equals the present value of remaining certain payments, and (B) equals a surrender charge not to exceed the maximum surrender charge rate shown on the specifications page of the contract multiplied by (A). The interest rate used to calculate the present value is the Assumed (Daily) Net Investment Factor used to calculate the annuity payments. The remaining period certain payments are assumed to be level payments equal to the most recent period certain payment prior to the request for this liquidity benefit.

MISCELLANEOUS CONTRACT PROVISIONS

Right to Return

You may return the Contract for a full refund of the contract value plus any contract charges and premium taxes you paid (but not any fees and charges the underlying fund assessed) within twenty days after you receive it (the “right to return period”). You bear the investment risk of investing in the variable funding options during the right to return period; therefore, the contract value we return may be greater or less than your purchase payment.

If you purchase the Contract as an Individual Retirement Annuity, and return it within the first seven days after delivery, we will refund your purchase payment in full; during the remainder of the right to return period, we will refund the contract value (including charges).

We will determine the contract value following the close of the business day on which we receive your Contract and a written request for a refund. Where state law requires a longer period, or the return of purchase payments or other variations of this provision, we will comply. Refer to your Contract for any state-specific information.

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Termination

You do not need to make any purchase payments after the first to keep the Contract in effect. However, we reserve the right to terminate the Contract on any business day if your contract value as of that date is less than $2,000 and you have not made purchase payments for at least two years, unless otherwise specified by state law. Termination will not occur until 31 days after we have mailed notice of termination to your last known address and to any assignee of record. If we terminate the Contract, we will pay you the cash surrender value less any applicable taxes.

Required Reports

As often as required by law, but at least once in each contract year before the due date of the first annuity payment, we will furnish a report showing the number of accumulation units credited to the Contract and the corresponding accumulation unit value(s) as of the report date for each funding option to which the contract owner has allocated amounts during the applicable period. The Company will keep all records required under federal and state laws.

Suspension of Payments

The Company reserves the right to suspend or postpone the date of any payment or determination of values on any business day (1) when the New York Stock Exchange (“the Exchange”) is closed; (2) when trading on the Exchange is restricted; (3) when an emergency exists as determined by the SEC so that the sale of securities held in the Separate Account may not reasonably occur or so that the Company may not reasonably determine the value the Separate Account’s net assets; or (4) during any other period when the SEC, by order, so permits for the protection of security holders. Payments from the Fixed Account may be delayed up to 6 months.

THE SEPARATE ACCOUNTS

The Travelers Insurance Company and the Travelers Life and Annuity Company each sponsor separate accounts: Fund ABD and Fund ABD II, respectively. Both Fund ABD and Fund ABD II were established on October 17, 1995 and are registered with the SEC as unit investment trusts (separate account) under the Investment Company Act of 1940, as amended. We will invest Separate Account assets attributable to the Contracts exclusively in the shares of the variable funding options.

We hold the assets of Fund ABD and Fund ABD II for the exclusive and separate benefit of the owners of each separate account, according to the laws of Connecticut. Income, gains and losses, whether or not realized, from assets allocated to the Separate Account are, in accordance with the Contracts, credited to or charged against the Separate Account without regard to other income, gains and losses of the Company. The assets held by the Separate Account are not chargeable with liabilities arising out of any other business that we may conduct. Obligations under the Contract are obligations of the Company.

All investment income and other distributions of the funding options are payable to the Separate Account. We reinvest all such income and/or distributions in shares of the respective funding option at net asset value. Shares of the funding options are currently sold only to life insurance company separate accounts to fund variable annuity and variable life insurance contracts.

Certain variable annuity separate accounts and variable life insurance separate accounts may invest in the funding options simultaneously (called “mixed” and “shared” funding). It is conceivable that in the future it may be disadvantageous to do so. Although the Company and the variable funding options do not currently foresee any such disadvantages either to variable annuity contract owners or variable life policy owners, each variable funding option’s Board of Directors intends to monitor events in order to identify any material conflicts between them and to determine what action, if any, should be taken. If a Board of Directors was to conclude that separate funds should be established for variable life and variable annuity separate accounts, the variable annuity contract owners would not bear any of the related expenses, but variable annuity contract owners and variable life insurance policy owne rs would no longer have the economies of scale resulting from a larger combined fund.

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Performance Information

From time to time, we may advertise several types of historical performance for the Contract’s variable funding options. We may advertise the “standardized average annual total returns” of the variable funding option, calculated in a manner prescribed by the SEC, and the “nonstandardized total return,” as described below. Specific examples of the performance information appear in the SAI.

Standardized Method. We compute quotations of average annual total returns according to a formula in which a hypothetical initial investment of $1,000 is applied to the variable funding option, and then related to ending redeemable values over one-, five-, and ten-year periods, or for a period covering the time during which the funding option has been in existence, if less. Purchase payment credits are not included in these calculations. These quotations reflect the deduction of all recurring charges during each period (on a pro rata basis in the case of fractional periods). We convert the deduction for the annual contract administrative charge to a percentage of assets based on the actual fee collected, divided by the average net assets for Contracts sold. Each quotation assumes a total redemption at the end of each period with the applicable withdrawal charge deducted at that time.

Nonstandardized Method. We calculate nonstandardized “total returns” in a similar manner based on the performance of the funding options over a period of time, usually for the calendar year-to-date, and for the past one-, three-, five- and ten-year periods. Nonstandardized total returns will not reflect the deduction of the annual contract administrative charge, which, if reflected, would decrease the level of performance shown. Purchase payment credits are not included in these calculations. These returns also do not reflect the withdrawal charge because we designed the Contract for long-term investment.

For underlying funds that were in existence before they became available as a funding option, the nonstandardized average annual total return quotations reflects the investment performance that such funding options would have achieved (reduced by the applicable charges) had the underlying fund been held under the Contract for the period quoted. The total return quotations are based upon historical earnings and are not necessarily representative of future performance.

General. Within the guidelines prescribed by the SEC and the National Association of Securities Dealers, Inc. (“NASD”), performance information may be quoted numerically or may be presented in a table, graph or other illustration. Advertisements may include data comparing performance to well-known indices of market performance (including, but not limited to, the Dow Jones Industrial Average, the Standard & Poor’s (S&P) 500 Index, the S&P 400 Index, the Lehman Brothers Long T-Bond Index, the Russell 1000, 2000 and 3000 Indices, the Value Line Index, and the Morgan Stanley Capital International’s EAFE Index). Advertisements may also include published editorial comments and performance rankings compiled by independent organizations (including, but not limited to, Lipper Analytical Services, Inc. and Morningstar, Inc.) and publications that monitor the performance of the Separate Account and the variable funding options.

FEDERAL TAX CONSIDERATIONS

The following general discussion of the federal income tax consequences under this Contract is not intended to cover all situations, and is not meant to provide tax advice. Because of the complexity of the law and the fact that the tax results will vary depending on many factors, you should consult your tax adviser regarding your personal situation. For your information, a more detailed tax discussion is contained in the SAI.

Non-Resident Aliens

Distributions to non-resident aliens (“NRAs”) are subject to special tax and withholding rules under the Code. In addition, annuity payments to NRAs in many countries are exempt from U.S. tax (or subject to lower rates) based upon a tax treaty. NRAs should seek guidance from a tax adviser regarding their personal situation.

General Taxation of Annuities

Congress has recognized the value of saving for retirement by providing certain tax benefits, in the form of tax deferral, for money put into an annuity. The Internal Revenue Code (Code) governs how this money is

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ultimately taxed, depending upon the type of Contract, qualified or non-qualified, and the manner in which the money is distributed, as briefly described below.

Tax-Free Exchanges: The Internal Revenue Code provides that, generally, no gain or loss is recognized when an annuity Contract is received in exchange for a life, endowment, or annuity Contract. Since different annuity Contracts have different expenses, fees and benefits, a tax-free exchange could result in your investment becoming subject to higher or lower fees and/or expenses.

Types of Contracts: Qualified or Nonqualified

If you purchase an annuity Contract with proceeds of an eligible rollover distribution from any qualified employee pension plan or individual retirement annuity (IRA), your Contract is referred to as a qualified Contract. Some examples of qualified Contracts are: IRAs, 403(b) annuities established by public school systems or certain tax-exempt organizations, corporate sponsored pension and profit-sharing plans (including 401(k) plans), Keogh Plans (for self-employed individuals), and certain other qualified deferred compensation plans. An exception to this is a qualified plan called a Roth IRA. Under Roth IRAs, after-tax contributions accumulate until maturity, when amounts (including earnings) may be withdrawn tax-free. The rights and benefits under a qualified Contract may be limited by the terms of the retirement plan, regardless of the terms and conditions of the Contract. If you purchase the Contract on an individual basis with after-tax dollars and not under one of the pro grams described above, your Contract is referred to as nonqualified.

Nonqualified Annuity Contracts

As the owner of a nonqualified annuity, you do not receive any tax benefit (deduction or deferral of income) on purchase payments, but you will not be taxed on increases in the value of your Contract until a distribution occurs — either as a withdrawal (distribution made prior to the maturity date), or as annuity payments. When a withdrawal is made, you are taxed on the amount of the withdrawal that is considered earnings. Similarly, when you receive an annuity payment, part of each payment is considered a return of your purchase payments and will not be taxed. The remaining portion of the annuity payment (i.e., any earnings) will be considered ordinary income for tax purposes.

If a nonqualified annuity is owned by other than an individual, however, (e.g., by a corporation), increases in the value of the Contract attributable to purchase payments made after February 28, 1986 are includible in income annually. Furthermore, for Contracts issued after April 22, 1987, if you transfer the Contract without adequate consideration all deferred increases in value will be includible in your income at the time of the transfer.

If you make a partial withdrawal, this money will generally be taxed as first coming from earnings, (income in the contract), and then from your purchase payments. These withdrawn earnings are includible in your income. (See “Penalty Tax for Premature Distributions” below.) There is income in the Contract to the extent the contract value exceeds your investment in the Contract. The investment in the Contract equals the total purchase payments you paid less any amount received previously which was excludible from gross income. Any direct or indirect borrowing against the value of the Contract or pledging of the Contract as security for a loan will be treated as a cash distribution under the tax law, and will have consequences in the year taken.

The Contract provides one or more optional enhanced death benefits that in some cases may exceed the greater of the purchase price or contract value. It is possible that the IRS may take a position that the charges for the optional enhanced death benefit(s) are deemed to be taxable distributions to you. Although we do not believe that a charge under such an optional death benefit should be treated as a taxable withdrawal, you should consult your tax adviser before selecting any rider or endorsement to the Contract.

Federal tax law requires that nonqualified annuity Contracts meet minimum mandatory distribution requirements upon the death of the contract owner, including the first of joint owners. If these requirements are not met, the Contract will not be treated as an annuity Contract for Federal income tax purposes and earnings under the Contract will be taxable currently, not when distributed. The distribution required depends, among other things, upon whether an annuity option is elected or whether the new contract owner is the surviving spouse. We will administer Contracts in accordance with these rules and we will notify you when you should begin receiving payments. There is a more complete discussion of these rules in the SAI.

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Puerto Rico Tax Considerations

The Puerto Rico Internal Revenue Code of 1994 (the “1994 Code”) taxes distributions from nonqualified annuity contracts differently than in the U.S. Distributions that are not in the form of an annuity (including partial surrenders and period certain payments) are treated under the 1994 Code first as a return of investment. Therefore, no taxable income is recognized for Puerto Rico tax purposes until the cumulative amount paid exceeds your tax basis. Similarly, the amount of income on annuity distributions (payable over your lifetime) is calculated differently. Since Puerto Rico residents are also subject to U.S. tax on all income other than income sourced to Puerto Rico, the timing of recognition of income from an annuity contract could vary between the two jurisdictions. Although the 1994 Code provides a credit against the Puerto Rico income tax for U.S. income taxes, an individual may not get full credit because of the timing differences. You should consult with a personal tax adviser regarding the tax consequences of purchasing an annuity contract and/or a proposed distribution.

Qualified Annuity Contracts

Under a qualified annuity, since amounts paid into the Contract have generally not yet been taxed, the full amount of all distributions, including lump-sum withdrawals and annuity payments, are generally taxed at the ordinary income tax rate unless the distribution is transferred to an eligible rollover account or Contract. The Contract is available as a vehicle for IRA rollovers and for other qualified Contracts. There are special rules which govern the taxation of qualified Contracts, including withdrawal restrictions, requirements for mandatory distributions, and contribution limits. We have provided a more complete discussion in the SAI.

Note to participants in qualified plans including 401, 403(b), 457 as well as IRA owners: While annual plan contribution limits may be increased from time to time by Congress and the IRS for federal income tax purposes, these limits must be adopted by each state for the higher limits to be effective at a state income tax level. In other words, the permissible contribution limit for income tax purposes may be different at the federal level from your state’s income tax laws. Please consult your employer or tax advisor regarding this issue.

The Contract includes one or more optional enhanced death benefits that in some cases may exceed the greater of the purchase payments or contract value. The IRS has not reviewed the Contract for qualification as an IRA, and has not addressed in a ruling of general applicability, whether a death benefit such as the optional death benefit(s) in the Contract comports with IRA qualification requirements. Although the Company regards the optional enhanced death benefit as a permissible benefit under an IRA, the IRS may take a contrary position regarding tax qualification resulting in deemed distributions and penalty taxes. You should consult your tax adviser prior to selecting any optional enhanced death benefit for an IRA.

Penalty Tax for Premature Distributions

For both qualified and nonqualified contracts, taxable distributions taken before the contract owner has reached the age of 591/2 will be subject to a 10% additional tax penalty unless the distribution is taken in a series of periodic distributions, for life or life expectancy, or unless the distribution follows the death or disability of the contract owner. Other exceptions may be available in certain qualified plans. This is in addition to any penalites which may apply under your Contract.

Diversification Requirements for Variable Annuities

The Code requires that any nonqualified variable annuity Contracts based on a separate account shall not be treated as an annuity for any period if investments made in the account are not adequately diversified. Final tax regulations define how separate accounts must be diversified. The Company monitors the diversification of investments constantly and believes that its accounts are adequately diversified. The consequence of any failure to diversify is essentially the loss to the Contract owner of tax deferred treatment. The Company intends to administer all Contracts subject to this provision of law in a manner that will maintain adequate diversification.

Ownership of the Investments

In certain circumstances, owners of variable annuity Contracts have been considered to be the owners of the assets of the underlying separate account for Federal income tax purposes due to their ability to exercise investment control over those assets. When this is the case, the contract owners have been currently taxed on

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income and gains attributable to the variable account assets. There is little guidance in this area, and some features of the Contract, such as the flexibility of the contract owner to allocate premium payments and transfer amounts among the funding options, have not been addressed in public rulings. While we believe that the Contract does not give the contract owner investment control over separate account assets, we reserve the right to modify the Contract as necessary to prevent a contract owner from being treated as the owner of the separate account assets supporting the Contract.

Mandatory Distributions For Qualified Plans

Federal tax law requires that minimum annual distributions begin by April 1st of the calendar year following the calendar year in which an IRA owner attains age 701/2. Participants in qualified plans and 403(b) annuities may defer minimum distributions until the later of April 1st of the calendar year following the calendar year in which they attain age 701/2 or the year of retirement.

Minimum Distributions For Beneficiaries When a death benefit becomes due upon the death of the owner and/or annuitant, minimum distributions may be taken over the life expectancy of the beneficiary not less than annually within one year from the date of death or the funds remaining in the Contract must be completely withdrawn within five years from the date of death.

Taxation of Death Benefit Proceeds

Amounts may be distributed from a Contract because of the death of an owner or annuitant. Generally, such amounts are includible in the income of the recipient as follows: (i) if distributed in a lump sum, they are taxed in the same manner as a full surrender of the contract; or (ii) if distributed under a payment option, they are taxed in the same way as annuity payments.

OTHER INFORMATION

The Insurance Companies

Please refer to your Contract to determine which Company issued your Contract.

The Travelers Insurance Company is a stock insurance company chartered in 1863 in Connecticut and continuously engaged in the insurance business since that time. It is licensed to conduct life insurance business in all states of the United States, the District of Columbia, Puerto Rico, Guam, the U.S. and British Virgin Islands and the Bahamas. The Company is an indirect wholly owned subsidiary of Citigroup Inc. The Company’s Home Office is located at One Tower Square, Hartford, Connecticut 06183.

The Travelers Life and Annuity Company is a stock insurance company chartered in 1973 in Connecticut and continuously engaged in the insurance business since that time. It is licensed to conduct life insurance business in a majority of the states of the United States, the District of Columbia and Puerto Rico, and intends to seek licensure in the remaining states, except New York. The Company is an indirect wholly owned subsidiary of Citigroup Inc. The Company’s Home Office is located at One Tower Square, Hartford, Connecticut 06183.

Financial Statements

The financial statements for the Company and its separate account are located in the Statement of Additional Information.

Distribution of Variable Annuity Contracts

We intend to sell the Contracts in all jurisdictions where we are licensed to do business and where the Contract is approved. Any registered representative of affiliated or independent broker-dealers who sell the Contracts will be qualified to sell variable annuities under applicable federal and state laws. Each broker-dealer is registered with the SEC under the Securities Exchange Act of 1934, and all are members of the NASD. The principal underwriter of the Contracts is our affiliate, Travelers Distribution LLC, One Tower Square, Hartford, CT.

31

Up-front compensation paid to sales representatives will not exceed 8% of the purchase payments made under the Contracts. If asset based compensation is paid, it will not exceed 2% of the average account value annually. From time to time, we may pay or permit other promotional incentives, in cash, credit or other compensation.

Conformity with State and Federal Laws

The laws of the state in which we deliver a Contract govern that Contract. Where a state has not approved a Contract feature or funding option, it will not be available in that state. Any paid-up annuity, cash surrender value or death benefits that are available under the Contract are not less than the minimum benefits required by the statutes of the state in which we delivered the Contract. We reserve the right to make any changes, including retroactive changes, in the Contract to the extent that the change is required to meet the requirements of any law or regulation issued by any governmental agency to which the Company, the Contract or the contract owner is subject.

Voting Rights

The Company is the legal owner of the shares of the underlying funds. However, we believe that when an underlying fund solicits proxies in conjunction with a vote of shareholders we are required to obtain from you and from other owners instructions on how to vote those shares. We will vote all shares, including those we may own on our own behalf, and those where we have not received instructions from contract owners, in the same proportion as shares for which we received voting instructions. Should we determine that we are no longer required to comply with the above, we will vote on the shares in our own right. In certain limited circumstances, and when permitted by law, we may disregard voting instructions. If we do disregard voting instructions, a summary of that action and the reasons for such action would be included in the next annual report to contract owners.

Legal Proceedings and Opinions

Legal matters in connection with the federal laws and regulations affecting the issue and sale of the contract described in this prospectus, as well as the organization of the Companies, their authority to issue variable annuity contracts under Connecticut law and the validity of the forms of the variable annuity contracts under Connecticut law, have been passed on by the General Counsel of the Companies.

There are no legal proceedings affecting either Separate Account or the principal underwriter. There are no legal proceedings against either Company likely to have a material adverse effect on the ability of either Company to meet its obligations under the applicable Contract.

32

APPENDIX A
TRAVELERS PREMIER ADVISERS
CONDENSED FINANCIAL INFORMATION

THE TRAVELERS FUND ABD FOR VARIABLE ANNUITIES
Accumulation Unit Values
Unit Values are expressed in dollars

	Year Ended December 31,			Period From May 28, 1998 (effective date) to December 31,

Funding Option	2001	2000(2)	1999(2)	1998(2)

Janus Aspen Series
Balanced Portfolio (5/00)
Unit Value at beginning of period	0.972	—	—	—
Unit Value at end of period	0.911	—	—	—
Number of units outstanding at end of period	13,475,207	—	—	—
Capital Appreciation Portfolio
Unit Value at beginning of period	0.872	—	—	—
Unit Value at end of period	0.672	—	—	—
Number of units outstanding at end of period	615,886	—	—	—
Strategic Value Portfolio (12/00)
Unit Value at beginning of period	1.024	—	—	—
Unit Value at end of period	0.925	—	—	—
Number of units outstanding at end of period	134,151	—	—	—
Worldwide Growth Portfolio (12/00)
Unit Value at beginning of period	0.798	—	—	—
Unit Value at end of period	0.609	—	—	—
Number of units outstanding at end of period	16,824,804	—	—	—
Salomon Brothers Variable Series Fund, Inc.:
Capital Fund (5/98)
Unit Value at beginning of period	1.522	1.305	1.084	1.000
Unit Value at end of period	1.529	1.522	1.305	1.084
Number of units outstanding at end of period	5,065,288	907,328	216,465	55,964
High Yield Bond Fund (5/98)
Unit Value at beginning of period	1.017	1.032	0.991	1.000
Unit Value at end of period	1.055	1.017	1.032	0.991
Number of units outstanding at end of period	421,112	319,825	208,039	117,685
Investors Fund (4/98) (1)
Unit Value at beginning of period	1.287	1.132	1.029	1.000
Unit Value at end of period	1.216	1.287	1.132	1.029
Number of units outstanding at end of period	15,853,833	7,090,936	3,905,967	1,764,644
Small Cap Growth Fund (5/00)
Unit Value at beginning of period	0.987	—	—	—
Unit Value at end of period	0.903	—	—	—
Number of units outstanding at end of period	1,517,383	—	—	—
Strategic Bond Fund (5/98)
Unit Value at beginning of period	1.086	1.026	1.037	1.000
Unit Value at end of period	1.145	1.086	1.026	1.037
Number of units outstanding at end of period	914,232	624,887	344,250	127,127
A-1

APPENDIX A
TRAVELERS PREMIER ADVISERS
CONDENSED FINANCIAL INFORMATION

THE TRAVELERS FUND ABD FOR VARIABLE ANNUITIES
Accumulation Unit Values (Continued)

	Year Ended December 31,			Period From May 28, 1998 (effective date) to December 31,

Funding Option	2001	2000(2)	1999(2)	1998(2)

Travelers Series Trust
Equity Income Portfolio (12/96)
Unit Value at beginning of period	1.652	1.535	—	—
Unit Value at end of period	1.521	1.652	—	—
Number of units outstanding at end of period	27,130,603	22,535,737	—	—
Large Cap Portfolio (12/96)
Unit Value at beginning of period	1.790	2.123	—	—
Unit Value at end of period	1.459	1.790	—	—
Number of units outstanding at end of period	24,478,530	22,306,844	—	—
The Universal Institutional Funds, Inc.
Active International Allocation Portfolio (5/00)
Unit Value at beginning of period	0.917	—	—	—
Unit Value at end of period	0.724	—	—	—
Number of units outstanding at end of period	432,621	—	—	—
Emerging Markets Equity Portfolio (5/98)
Unit Value at beginning of period	0.889	1.476	0.769	1.000
Unit Value at end of period	0.820	0.889	1.476	0.769
Number of units outstanding at end of period	359,559	309,348	238,502	27,410
Equity Growth Portfolio (5/00)
Unit Value at beginning of period	0.823	—	—	—
Unit Value at end of period	0.688	—	—	—
Number of units outstanding at end of period	1,122,971	—	—	—
Global Value Equity Portfolio (5/98)
Unit Value at beginning of period	1.118	1.017	0.991	1.000
Unit Value at end of period	1.025	1.118	1.017	0.991
Number of units outstanding at end of period	1,261,854	922,022	508,044	163,749
Mid Cap Growth Portfolio (5/00)
Unit Value at beginning of period	0.861	—	—	—
Unit Value at end of period	0.600	—	—	—
Number of units outstanding at end of period	1,118,232	—	—	—
Mid Cap Value Portfolio (5/98)
Unit Value at beginning of period	1.348	1.235	1.042	1.000
Unit Value at end of period	1.288	1.348	1.235	1.042
Number of units outstanding at end of period	1,390,184	859,060	818,991	219,618
Technology Portfolio (5/00)
Unit Value at beginning of period	0.654	—	—	—
Unit Value at end of period	0.330	—	—	—
Number of units outstanding at end of period	1,926,762	—	—	—
U.S. Real Estate Portfolio (10/98) #
Unit Value at beginning of period	1.093	0.866	—	—
Unit Value at end of period	1.184	1.093	—	—
Number of units outstanding at end of period	487,734	138,149	—	—
A-2

APPENDIX A
TRAVELERS PREMIER ADVISERS
CONDENSED FINANCIAL INFORMATION

THE TRAVELERS FUND ABD FOR VARIABLE ANNUITIES
Accumulation Unit Values (Continued)

	Year Ended December 31,			Period From May 28, 1998 (effective date) to December 31,

Funding Option	2001	2000(2)	1999(2)	1998(2)

Value Portfolio (5/98)
Unit Value at beginning of period	1.050	0.852	0.880	1.000
Unit Value at end of period	1.059	1.050	0.852	0.880
Number of units outstanding at end of period	1,653,571	938,076	853,765	258,345
Van Kampen Life Investment Trust
Comstock Portfolio (5/99)
Unit Value at beginning of period	1.173	0.916	1.000	——
Unit Value at end of period	1.128	1.173	0.916	—
Number of units outstanding at end of period	384,749	272,114	65,606	—
Domestic Income Portfolio (8/98)
Unit Value at beginning of period	1.029	0.983	1.019	1.000
Unit Value at end of period	1.116	1.029	0.983	1.019
Number of units outstanding at end of period	1,007,712	815,911	533,733	116,317
Emerging Growth Portfolio (6/98)
Unit Value at beginning of period	2.150	2.426	1.204	1.000
Unit Value at end of period	1.452	2.150	2.426	1.204
Number of units outstanding at end of period	1,085,722	1,080,269	483,237	27,183
Enterprise Portfolio (7/98)
Unit Value at beginning of year	1.132	1.344	1.083	1.000
Unit Value at end of year	0.888	1.132	1.344	1.083
Number of units outstanding at end of year	1,430,647	1,563,368	953,537	233,972
Government Portfolio (10/98)
Unit Value at beginning of period	1.111	1.003	1.052	1.000
Unit Value at end of period	1.172	1.111	1.003	1.052
Number of units outstanding at end of period	580,913	488,213	333,180	347,758
Growth and Income Portfolio (6/98)
Unit Value at beginning of period	1.350	1.147	1.030	1.000
Unit Value at end of period	1.254	1.350	1.147	1.030
Number of units outstanding at end of period	1,513,888	1,663,683	1,105,415	292,761
Money Market Portfolio (5/98)
Unit Value at beginning of period	1.102	1.055	1.023	1.000
Unit Value at end of period	1.127	1.102	1.055	1.023
Number of units outstanding at end of period	2,230,550	1,706,894	545,168	637,874
Variable Insurance Products Fund II
Contrafund Portfolio – Service Class 2 (5/00)
Unit Value at beginning of period	0.923	—	—	—
Unit Value at end of period	0.796	—	—	—
Number of units outstanding at end of period	8,023,592	—	—	—
Variable Insurance Products Fund III
Mid Cap Portfolio - Service Class 2 (12/00)
Unit Value at beginning of period	1.050	—	—	—
Unit Value at end of period	0.999	—	—	—
Number of units outstanding at end of period	1,727,443	—	—	—
A-3

APPENDIX A
TRAVELERS PREMIER ADVISERS
CONDENSED FINANCIAL INFORMATION

THE TRAVELERS FUND ABD FOR VARIABLE ANNUITIES
Accumulation Unit Values (Continued)

______________

(1)	As the result of a merger in 2001, Investors Portfolio acquired the assets and stated liabilities of The Travelers Series Trust: Strategic Stock Portfolio and The Travelers Series Trust: Jurika and Voyles Core Equity Portfolio.

(2)	For this time period, “Number of units outstanding at end of year” may include annuity units.

The date next to each funding option’s name reflects the date money first came into the funding option through the Separate Account. The Separate Account became effective on June 24,1996, although this product became active within this Separate Account in 1998. Funding Options not listed had no amounts yet allocated to them. The financial statements for Fund ABD and the consolidated financial statements of The Travelers Insurance Company and Subsidiaries are contained in the SAI.

A-4

APPENDIX B
TRAVELERS PREMIER ADVISERS
CONDENSED FINANCIAL INFORMATION

THE TRAVELERS FUND ABD II FOR VARIABLE ANNUITIES
Accumulation Unit Values
Unit Values are expressed in dollars

	Year Ended December 31,			Period From April 8,1998 (effective date) to December 31,

Funding Option	2001	2000(2)	1999(2)	1998(2)

Janus Aspen Series
Balanced Portfolio (5/00)
Unit Value at beginning of period	0.972	—	—	—
Unit Value at end of period	0.911	—	—	—
Number of units outstanding at end of period	12,635,819	—	—	—
Capital Appreciation Portfolio
Unit Value at beginning of period	0.872	—	—	—
Unit Value at end of period	0.672	—	—	—
Number of units outstanding at end of period	2,849,671	—	—	—
Strategic Value Portfolio (2/01)
Unit Value at beginning of period	1.024	—	—	—
Unit Value at end of period	0.925	—	—	—
Number of units outstanding at end of period	749,723	—	—	—
Worldwide Growth Portfolio (5/00)
Unit Value at beginning of period	0.798	—	—	—
Unit Value at end of period	0.609	—	—	—
Number of units outstanding at end of period	22,841,930	—	—	—
Salomon Brothers Variable Series Funds, Inc.:
Capital Fund (5/98)
Unit Value at beginning of period	1.522	1.305	1.084	1.000
Unit Value at end of period	1.529	1.522	1.305	1.084
Number of units outstanding at end of period	12,398,140	5,750,512	2,802,945	1,220,503
High Yield Bond Fund (5/98)
Unit Value at beginning of period	1.017	1.032	0.991	1.000
Unit Value at end of period	1.055	1.017	1.032	0.991
Number of units outstanding at end of period	3,941,691	3,132,176	3,085,254	2,965,625
Investors Fund (4/98) (1)
Unit Value at beginning of period	1.287	1.132	1.029	1.000
Unit Value at end of period	1.216	1.287	1.132	1.029
Number of units outstanding at end of period	19,646,073	12,889,045	8,670,638	3,232,444
Small Cap Growth Fund (5/00)
Unit Value at beginning of period	0.987	—	—	—
Unit Value at end of period	0.903	—	—	—
Number of units outstanding at end of period	4,642,573	—	—	—
Strategic Bond Fund (5/98)
Unit Value at beginning of period	1.086	1.026	1.037	1.000
Unit Value at end of period	1.145	1.086	1.026	1.037
Number of units outstanding at end of period	7,447,350	4,817,403	3,695,681	1,887,776
B-1

APPENDIX B
TRAVELERS PREMIER ADVISERS
CONDENSED FINANCIAL INFORMATION

THE TRAVELERS FUND ABD II FOR VARIABLE ANNUITIES
Accumulation Unit Values (Continued)

	Year Ended December 31,			Period From April 8,1998 (effective date) to December 31,

Funding Option	2001	2000(2)	1999(2)	1998(2)

Travelers Series Trust
Equity Income Portfolio (12/96)
Unit Value at beginning of period	1.652	1.535	—	—
Unit Value at end of period	1.521	1.652	—	—
Number of units outstanding at end of period	37,809,816	37,849,058	—	—
Large Cap Portfolio (12/96)
Unit Value at beginning of period	1.790	2.123	—	—
Unit Value at end of period	1.459	1.790	—	—
Number of units outstanding at end of period	31,920,493	34,231,283	—	—
The Universal Institutional Funds, Inc.
Active International Allocation Portfolio (5/00)
Unit Value at beginning of period	0.917	—	—	—
Unit Value at end of period	0.724	—	—	—
Number of units outstanding at end of period	2,321,630	—	—	—
Emerging Markets Equity Portfolio (5/98)
Unit Value at beginning of period	0.889	1.476	0.769	1.000
Unit Value at end of period	0.820	0.889	1.476	0.769
Number of units outstanding at end of period	3,202,246	2,933,453	1,187,791	325,885
Equity Growth Portfolio (5/00)
Unit Value at beginning of period	0823	—	—	—
Unit Value at end of period	0.688	—	—	—
Number of units outstanding at end of period	5,808,229	—	—	—
Global Value Equity Portfolio (5/98)
Unit Value at beginning of period	1.118	1.017	0.991	1.000
Unit Value at end of period	1.025	1.118	1.017	0.991
Number of units outstanding at end of period	8,990,510	7,845,996	4,937,653	2,791,215
Mid Cap Growth Portfolio (5/00)
Unit Value at beginning of period	0.861	—	—	—
Unit Value at end of period	0.600	—	—	—
Number of units outstanding at end of period	7,985,971	—	—	—
Mid Cap Value Portfolio (5/98)
Unit Value at beginning of period	1.348	1.235	1.042	1.000
Unit Value at end of period	1.288	1.348	1.235	1.042
Number of units outstanding at end of period	12,284,770	9,721,231	5,752,898	3,208,568
Technology Portfolio (5/00)
Unit Value at beginning of period	0.654	—	—	—
Unit Value at end of period	0.330	—	—	—
Number of units outstanding at end of period	12,911,565	—	—	—
U.S. Real Estate Portfolio (5/98)
Unit Value at beginning of period	1.093	0.866	—	—
Unit Value at end of period	1.184	1.093	—	—
Number of units outstanding at end of period	3,245,254	2,626,035	—	—
Value Portfolio (5/98)
Unit Value at beginning of period	1.050	0.852	0.880	1.000
Unit Value at end of period	1.059	1.050	0.852	0.880
Number of units outstanding at end of period	12,306,001	9,127,019	6,166,448	2,812,523
B-2

APPENDIX B:
TRAVELERS PREMIER ADVISERS
CONDENSED FINANCIAL INFORMATION

THE TRAVELERS FUND ABD II FOR VARIABLE ANNUITIES
Accumulation Unit Values (Continued)

	Year Ended December 31,			Period From April 8,1998 (effective date) to December 31,

Funding Option	2001	2000(2)	1999(2)	1998(2)

Van Kampen Life Investment Trust
Comstock Portfolio (5/99)
Unit Value at beginning of year	1.173	0.916	1.000	—
Unit Value at end of year	1.128	1.173	0.916	—
Number of units outstanding at end of year	3,175,023	2,259,815	592,847	—
Domestic Income Portfolio (6/98)
Unit Value at beginning of period	1.029	0.983	1.019	1.000
Unit Value at end of period	1.116	1.029	0.983	1.019
Number of units outstanding at end of period	3,566,483	3,099,728	2,370,354	922,300
Emerging Growth Portfolio (5/98)
Unit Value at beginning of period	2.150	2.426	1.204	1.000
Unit Value at end of period	1.452	2.150	2.426	1.204
Number of units outstanding at end of period	9,617,726	10,070,878	4,454,847	1,147,900
Emerging Growth Portfolio Class II Shares (12/00)
Unit Value at beginning of period	0.986	1.000	—	—
Unit Value at end of period	0.664	0.986	—	—
Number of units outstanding at end of period	4,736,674	35,033	—	—
Enterprise Portfolio (5/98)
Unit Value at beginning of period	1.132	1.344	1.083	1.000
Unit Value at end of period	0.888	1.132	1.344	1.083
Number of units outstanding at end of period	13,325,467	14,493,535	6,294,366	1,807,065
Government Portfolio (5/98)
Unit Value at beginning of year	1.111	1.003	1.052	1.000
Unit Value at end of year	1.172	1.111	1.003	1.052
Number of units outstanding at end of year	3,329,608	2,405,940	1,781,637	754,724
Growth and Income Portfolio (5/98)
Unit Value at beginning of year	1.350	1.147	1.030	1.000
Unit Value at end of year	1.254	1.350	1.147	1.030
Number of units outstanding at end of year	12,134,238	10,991,961	6,242,006	2,274,752
Money Market Portfolio (5/98)
Unit Value at beginning of year	1.102	1.055	1.023	1.000
Unit Value at end of year	1.127	1.102	1.055	1.023
Number of units outstanding at end of year	9,461,724	5,786,461	7,282,651	4,773,944
Variable Insurance Products Fund II
Contrafund Portfolio – Service Class 2 (5/00)
Unit Value at beginning of year	0.923	—	—	—
Unit Value at end of year	0.796	—	—	—
Number of units outstanding at end of year	8,215,904	—	—	—
Variable Insurance Products Fund III
Mid Cap Portfolio – Service Class 2 (1/01)
Unit Value at beginning of period	1.050	—	—	—
Unit Value at end of period	0.999	—	—	—
Number of units outstanding at end of year	1,308,941	—	—	—
B-3

APPENDIX B:
TRAVELERS PREMIER ADVISERS
CONDENSED FINANCIAL INFORMATION

THE TRAVELERS FUND ABD II FOR VARIABLE ANNUITIES
Accumulation Unit Values (Continued)

______________

(1)	As the result of a merger in 2001, Investors Portfolio acquired the assets and stated liabilities of The Travelers Series Trust: Strategic Stock Portfolio and The Travelers Series Trust: Jurika and Voyles Core Equity Portfolio.

(2)	For this time period, “Number of units outstanding at end of year” may include annuity units.

The date next to each funding option’s name reflects the date money first came into the funding option through the Separate Account. The Separate Account first became effective June 24,1996 although this product became active within this Separate Account on April8,1998. Funding Options not listed had no amounts yet allocated to them. The financial statements for Fund ABD II and the financial statements of The Travelers Life and Annuity Company are contained in the SAI.

B-4

APPENDIX C

THE FIXED ACCOUNT

The Fixed Account is part of the Company’s general account assets. These general account assets include all assets of the Company other than those held in the separate accounts sponsored by the Company or its affiliates.

The staff of the SEC does not generally review the disclosure in the prospectus relating to the Fixed Account. Disclosure regarding the Fixed Account and the general account may, however, be subject to certain provisions of the federal securities laws relating to the accuracy and completeness of statements made in the prospectus.

Under the Fixed Account, the Company assumes the risk of investment gain or loss, guarantees a specified interest rate, and guarantees a specified periodic annuity payment. The investment gain or loss of the Separate Account or any of the funding options does not affect the Fixed Account contract value, or the dollar amount of fixed annuity payments made under any payout option.

We guarantee that, at any time, the Fixed Account contract value will not be less than the amount of the purchase payments allocated to the Fixed Account, plus interest credited as described below, less any applicable premium taxes or prior withdrawals.

Purchase payments allocated to the Fixed Account and any transfers made to the Fixed Account become part of the Company’s general account, which supports insurance and annuity obligations. The general account and any interest therein is not registered under, or subject to the provisions of, the Securities Act of 1933 or Investment Company Act of 1940. We will invest the assets of the Fixed Account at our discretion. Investment income from such Fixed Account assets will be allocated to us and to the Contracts participating in the Fixed Account.

Investment income from the Fixed Account allocated to us includes compensation for mortality and expense risks borne by us in connection with Fixed Account Contracts. The amount of such investment income allocated to the Contracts will vary from year to year in our sole discretion at such rate or rates as we prospectively declare from time to time.

We guarantee the initial rate for any allocations into the Fixed Account for one year from the date of such allocation. We guarantee subsequent renewal rates for the calendar quarter. We also guarantee that for the life of the Contract we will credit interest at not less than 3% per year. We will determine any interest we credit to amounts allocated to the Fixed Account in excess of 3% per year in our sole discretion. You assume the risk that interest credited to the Fixed Account may not exceed the minimum guarantee of 3% for any given year.

Transfers

You may make transfers from the Fixed Account to any other available variable funding option(s) twice a year during the 30 days following the semiannual anniversary of the contract date. We limit transfers to an amount of up to 15% of the Fixed Account contract value on the semiannual contract date anniversary. (This restriction does not apply to transfers under the Dollar Cost Averaging Program.) Amounts previously transferred from the Fixed Account to variable funding options may not be transferred back to the Fixed Account for a period of at least six months from the date of transfer. We reserve the right to waive either of these restrictions.

Automated transfers from the Fixed Account to any of the variable funding options may begin at any time. Automated transfers from the Fixed Account may not deplete your Fixed Account value in a period of less than twelve months from your enrollment in the Dollar Cost Averaging Program.

C-1

APPENDIX D

CONTENTS OF THE STATEMENT OF ADDITIONAL INFORMATION

The Statement of Additional Information contains more specific information and financial statements relating to The Travelers Insurance Company or The Travelers Life and Annuity Company. A list of the contents of the Statement of Additional Information is set forth below:

      The Insurance Company
      Principal Underwriter
      Distribution and Principal Underwriting Agreement
      Valuation of Assets
      Performance Information
      Federal Tax Considerations
      Independent Accountants
      Financial Statements

Copies of the Statement of Additional Information dated May 1, 2002 are available without charge. To request a copy, please clip this coupon on the dotted line above, enter your name and address in the spaces provided below, and mail to: The Travelers Insurance Company, Annuity Investor Services, One Tower Square, Hartford, Connecticut 06183. The Travelers Insurance Company Statement of Additional Information is printed on Form L-20686S, and The Travelers Life and Annuity Statement of Additional Information is printed on Form L20687S.

Name:
Address:

D-1

L-21249	May 1, 2002

Travelers Premier Advisers Annuity Prospectus:

The Travelers Fund ABD For Variable Annuities
The Travelers Fund ABD II For Variable Annuities

This prospectus describes Travelers Premier Advisers Annuity, a flexible premium deferred variable annuity contract (the “Contract”) issued by The Travelers Insurance Company or The Travelers Life and Annuity Company. Refer to the first page of your Contract for the name of your issuing company. The Contract is available in connection with certain retirement plans that qualify for special federal income tax treatment (“qualified Contracts”) as well as those that do not qualify for such treatment (“nonqualified Contracts”). We may issue it as an individual Contract or as a group Contract. When we issue a group Contract, you will receive a certificate summarizing the Contract’s provisions. For convenience, we refer to Contracts and certificates as “Contracts.”

You can choose to have your premium (“purchase payments”) accumulate on a variable and/or fixed basis in one of our funding options. Your contract value before the maturity date and the amount of monthly income afterwards will vary daily to reflect the investment experience of the variable funding options you select. You bear the investment risk of investing in the variable funding options. The variable funding options are:

Janus Aspen Series	The Universal Institutional Funds, Inc. (cont.)
Balanced Portfolio — Service Shares	Mid Cap Growth Portfolio
Capital Appreciation Portfolio — Service Shares	Mid Cap Value Portfolio
Strategic Value Portfolio — Service Shares	Technology Portfolio
Worldwide Growth Portfolio — Service Shares	U.S. Real Estate Securities Portfolio
Salomon Brothers Variable Series Fund, Inc.	Value Portfolio
Capital Fund	Van Kampen Life Investment Trust
High Yield Bond Fund	Comstock Portfolio — Class II Shares
Investors Fund	Emerging Growth Portfolio — Class II Shares
Small Cap Growth Fund	Enterprise Portfolio — Class II Shares
Strategic Bond Fund	Government Portfolio — Class II Shares
Travelers Series Trust	Growth and Income Portfolio — Class II Shares
Equity Income Portfolio	Money Market Portfolio — Class II Shares
Large Cap Portfolio	Variable Insurance Products Fund II (Fidelity)
The Universal Institutional Funds, Inc.	Contrafund® Portfolio — Service Class 2
Active International Allocation Portfolio	Variable Insurance Products Fund III (Fidelity)
Emerging Markets Equity Portfolio	Mid Cap Portfolio — Service Class 2
Equity Growth Portfolio
Global Value Equity Portfolio

The Contract, certain contract features and/or some of the funding options may not be available in all states. The current prospectuses for the underlying funds that support the variable funding options must accompany this prospectus. Read and retain them for future reference.

This prospectus provides the information that you should know before investing in the Contract. You can receive additional information about your Contract by requesting a copy of the Statement of Additional Information (“SAI”) dated May 1, 2002. We filed the SAI with the Securities and Exchange Commission (“SEC”), and it is incorporated by reference into this prospectus. To request a copy, write to The Travelers Insurance Company, Annuity Investor Services, One Tower Square, Hartford, Connecticut 06183, call 1-800-599-9460 or access the SEC’s website (http://www.sec.gov). See Appendix D for the SAI’s table of contents.

Neither the Securities and Exchange Commission nor any state securities commission has approved or disapproved these securities or the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

Variable annuity contracts are not deposits of any bank, and are not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Prospectus dated May 1, 2002

Index of Special Terms	2	Fixed Annuity	26
Summary	3	Payments Options	26
Fee Table	6	Election of Options	26
Condensed Financial Information	12	Annuity Options	27
The Annuity Contract	12	Income Options	27
Contract Owner Inquiries	12	Variable Liquidity Benefit	28
Purchase Payments	12	Miscellaneous Contract Provisions	28
Accumulation Units	12	Right to Return	28
The Variable Funding Options	13	Termination	28
The Fixed Account	15	Required Reports	28
Charges and Deductions	15	Suspension of Payments	28
General	15	The Separate Accounts	29
Withdrawal Charge	16	Performance Information	29
Free Withdrawal Allowance	17	Federal Tax Considerations	30
Administrative Charges	17	Non-Resident Aliens	30
Mortality and Expense Risk Charge	17	General Taxation of Annuities	30
E.S.P. Charge	17	Types of Contracts: Qualified or Nonqualified	30
Variable Liquidity Benefit Charge	17	Nonqualified Annuity Contracts	30
Variable Funding Option Expenses	18	Puerto Rico Tax Considerations	31
Premium Tax	18	Qualified Annuity Contracts	31
Changes in Taxes Based Upon	18	Penalty Tax for Premature Distributions	32
Premium or Value	18	Diversification Requirements for
Transfers	18	Variable Annuities	32
Dollar Cost Averaging	19	Ownership of the Investments	32
Access to Your Money	19	Mandatory Distributions for Qualified Plans	32
Systematic Withdrawals	20	Taxation of Death Benefit Proceeds	32
Loans	20	Other Information	33
Ownership Provisions	20	The Insurance Companies	33
Types of Ownership	20	Financial Statements	33
Contract Owner	20	Distribution of Variable Annuity Contracts	33
Beneficiary	20	Conformity with State and Federal Laws	33
Annuitant	21	Voting Rights	33
Death Benefit	21	Legal Proceedings and Opinions	34
Death Proceeds Before the Maturity Date	21	Appendix A: Condensed Financial Information for The
E.S.P	22	Travelers Insurance Company Separate Account ABD	A-1
Payment of Proceeds	23	Appendix B: Condensed Financial Information for The
Beneficiary Contract Continuance	24	Travelers Life and Annuity Company Separate Account
Planned Death Benefit	25	ABD II	B-1
Death Proceeds After the Maturity Date	25	Appendix C: The Fixed Account	C-1
The Annuity Period	25	Appendix D: Contents of the Statement of Additional
Maturity Date	25	Information	D-1
Allocation of Annuity	26
Variable Annuity	26

INDEX OF SPECIAL TERMS

The following terms are italicized throughout the prospectus. Refer to the page listed for an explanation of each term.

Accumulation Unit	12	Death Report Date	21
Accumulation Period	12	Fixed Account	C-1
Annuitant	21	Joint Owner	20
Annuity Payments	25	Maturity Date	25
Annuity Unit	12	Net Investment Rate	26
Cash Surrender Value	19	Purchase Payment	12
Contingent Annuitant	21	Rider Effective Date	25
Contract Date	12	Underlying Fund	13
Contract Owner	20	Variable Funding Option(s)	13
Contract Value	12	Written Request	12
Contract Year	12

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Summary:
Travelers Premier Advisers

This summary details some of the more important points that you should know and consider before purchasing the Contract. Please read the entire prospectus carefully.

What company will issue my Contract? Your issuing company is either The Travelers Insurance Company or The Travelers Life and Annuity Company, (“the Company,” “We” or “Us”). Refer to your Contract for the name of your issuing company. Each company sponsors its own segregated asset account (“Separate Account”). The Travelers Insurance Company sponsors the Travelers Fund ABD for Variable Annuities (“Fund ABD”); The Travelers Life and Annuity Company sponsors the Travelers Fund ABD II for Variable Annuities (“Fund ABD II”). When we refer to the Separate Account, we are referring to either Fund ABD or Fund ABD II, depending upon your issuing Company.

You may only purchase a Contract in states where the Contract has been approved for sale. The Contract may not currently be available for sale in all states.

Can you give me a general description of the Contract? We designed the Contract for retirement savings or other long-term investment purposes. The Contract provides a death benefit as well as guaranteed payout options. You direct your payment(s) to one or more of the variable funding options and/or to the Fixed Account that is part of our general account (the “Fixed Account”). We guarantee money directed to the Fixed Account as to principal and interest. The variable funding options are designed to produce a higher rate of return than the Fixed Account; however, this is not guaranteed. You can also lose money in the variable funding options.

The Contract, like all deferred variable annuity contracts, has two phases: the accumulation phase and the payout phase (annuity period). During the accumulation phase generally, under a qualified contract, your pre-tax contributions accumulate on a tax-deferred basis and are taxed as income when you make a withdrawal, presumably when you are in a lower tax bracket. During the accumulation phase, under a nonqualified contract, earnings on your after-tax contributions accumulate on a tax-deferred basis and are taxed as income when you make a withdrawal. The payout phase occurs when you begin receiving payments from your Contract. The amount of money you accumulate in your Contract determines the amount of income (annuity payments) you receive during the payout phase.

During the payout phase, you may choose one of a number of annuity options. You may receive income payments from the variable funding options and/or the Fixed Account. If you elect variable income payments, the dollar amount of your payments may increase or decrease. Once you choose one of the annuity options or income options and begin to receive payments, it cannot be changed.

Who should purchase this Contract? The Contract is currently available for use in connection with (1) individual nonqualified purchases; (2) rollovers from Individual Retirement Annuities (IRAs); (3) rollovers from other qualified retirement plans and (4) beneficiary-directed transfers of death proceeds from another contract. Qualified contracts include contracts qualifying under Section 401(a), 403(b), or 408(b) of the Internal Revenue Code of 1986, as amended. Purchase of this Contract through a tax qualified retirement plan (“Plan”) does not provide any additional tax deferral benefits beyond those provided by the Plan. Accordingly, if you are purchasing this Contract through a Plan, you should consider purchasing this Contract for its Death Benefit, Annuity Option Benefits, and other non-tax-related benefits.

You may purchase the Contract with an initial payment of at least $5000. You may make additional payments of at least $500 at any time during the accumulation phase. No additional payments are allowed if this Contract is purchased with a beneficiary-directed transfer of death proceeds.

Is there a right to return period? If you cancel the Contract within twenty days after you receive it, you will receive a full refund of your contract value plus any Contract charges and premium taxes you paid (but not fees and charges assessed by the underlying funds). Where state law requires a longer right to return period, or the return of purchase payments, the Company will comply. You bear the investment risk on the purchase payment allocated to a variable funding option during the right to return period; therefore, the contract value we return may be greater or less than your purchase payment.

If you purchased your Contract as an Individual Retirement Annuity, and you return it within the first seven days after delivery, we will refund your full purchase payment. During the remainder of the right to return period,

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we will refund your contract value (including charges we assessed). We will determine your contract value at the close of business on the day we receive a written request for a refund.

Can you give a general description of the variable funding options and how they operate? Through its subaccounts, the Separate Account uses your purchase payments to purchase units, at your direction, of one or more of the variable funding options. In turn, each variable funding option invests in an underlying mutual fund (“underlying fund”) that holds securities consistent with its own investment policy. Depending on market conditions, you may make or lose money in any of these variable funding options.

You can transfer among the variable funding options as frequently as you wish without any current tax implications. Currently there is no limit to the number of transfers allowed. We may, in the future, limit the number of transfers allowed. At a minimum, we would always allow one transfer every six months. We reserve the right to restrict transfers that we determine will disadvantage other contract owners. You may transfer between the Fixed Account and the variable funding options twice a year (during the 30 days after the six-month contract date anniversary), provided the amount is not greater than 15% of the Fixed Account value on that date.

What expenses will be assessed under the Contract? The Contract has insurance features and investment features, and there are costs related to each. We deduct an administrative expense charge and a mortality and expense risk (“M&E”) charge daily from amounts you allocate to the Separate Account. We deduct the administrative expense charge at an annual rate of 0.15% and deduct the M&E at an annual rate of 1.25%. For Contracts with a value of less than $40,000, we also deduct an annual contract administrative charge of $30. Each underlying fund also charges for management costs and other expenses.

We will apply a withdrawal charge to withdrawals from the Contract, and will calculate it as a percentage of the purchase payments. The maximum percentage is 6%, decreasing to 0% in years eight and later.

If you select the Enhanced Stepped-Up Provision (“E.S.P.”), an additional 0.20% annually will be deducted from amounts in the variable funding options. This provision is not available to a customer when either the annuitant or owner is age 76 or older on the rider effective date.

If the Variable Liquidity Benefit is selected, there is a maximum surrender charge of 6% of the amounts withdrawn. Please refer to “The Annuity Period” for a description of this benefit.

How will my purchase payments and withdrawals be taxed? Generally, the payments you make to a qualified Contract during the accumulation phase are made with before-tax dollars. Generally, you will be taxed on your purchase payments and on any earnings when you make a withdrawal or begin receiving annuity payments. Under a nonqualified Contract, payments to the Contract are made with after-tax dollars, and earnings will generally accumulate tax-deferred. You will be taxed on these earnings when they are withdrawn from the Contract. If you are younger than 591/2 when you take money out, you may be charged a 10% federal penalty tax on the amount withdrawn.

For owners of qualified Contracts, if you reach a certain age, you may be required by federal tax laws to begin receiving payments from your annuity or risk paying a penalty tax. In those cases, we can calculate and pay you the minimum required distribution amounts.

How may I access my money? You can take withdrawals any time during the accumulation phase. Withdrawal charges, income taxes, and/or a penalty tax may apply to taxable amounts withdrawn.

What is the death benefit under the Contract? The death benefit applies upon the first death of the contract owner, joint owner, or annuitant. Assuming you are the annuitant, the death benefit is as follows: If you die before the Contract is in the payout phase, the person you have chosen as your beneficiary will receive a death benefit. You may also choose to purchase the Enhanced Stepped-Up Provision, which, for a fee, may increase the amount of the death benefit. We calculate the death benefit value at the close of the business day on which our Home Office receives (1) due proof of death and (2) written payment instructions or election of beneficiary contract continuance. Please refer to the Death Benefit section in the prospectus for more details.

Where may I find out more about accumulation unit values? The Condensed Financial Information in Appendix A or Appendix B to this prospectus provides more information about accumulation unit values.

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Are there any additional features? This Contract has other features you may be interested in. These include:

    ·   Systematic Withdrawal Option. Before the maturity date, you can arrange to have money sent to you at set intervals throughout the year. Of course, any applicable income and penalty taxes will apply on amounts withdrawn.

    ·   Dollar Cost Averaging. This is a program that allows you to invest a fixed amount of money in variable funding options each month, theoretically giving you a lower average cost per unit over time than a single one-time purchase. Dollar Cost Averaging requires regular investments regardless of fluctuating price levels, and does not guarantee profits or prevent losses in a declining market. Potential investors should consider their financial ability to continue purchases through periods of low price levels.

    Automatic Rebalancing. You may elect to have the Company periodically reallocate the values in your Contract to match your original (or your latest) funding option allocation request.
    Enhanced Stepped-Up Provision (“E.S.P.”). For an additional charge, the total death benefit payable may be increased based on the earnings in your Contract.
    Beneficiary Contract Continuance (Not permitted for non-natural beneficiaries). If you die before the maturity date, and if the value of any beneficiary’s portion of the death benefit is between $20,000 and $1,000,000 as of the date of your death, that beneficiary(s) may elect to continue his/her portion of the Contract rather than have the death benefit paid to the beneficiary.
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FEE TABLE

The purpose of this Fee Table is to assist contract owners in understanding the various costs and expenses that you will bear, directly or indirectly, if you purchase this Contract. See “Charges and Deductions” in this prospectus for additional information. Expenses shown do not include premium taxes, which may be applicable. Each variable funding option purchases shares of the underlying fund at net asset value. The net asset value already reflects the deduction of each underlying fund’s Total Operating Expenses as shown in the table below; therefore, you are indirectly bearing the costs of underlying fund expenses.

We receive payments from some of the underlying funds or their affiliates for providing administrative or other services for a fund. These payments vary in amount and currently we receive payments at an annual rate of up to 0.50% of the average net amount invested in an underlying fund on behalf of Travelers’ Separate Accounts. These payments by the funds do not result in any charge to you in addition to the Total Annual Operating Expenses disclosed below for each fund.

The amounts shown in the table are based on historical fund expenses, as a percentage of each fund’s average daily net assets as of December 31, 2001 (unless otherwise indicated). This information was provided by the funds and we have not independently verified it. More detail concerning each fund’s fees and expenses is contained in the prospectus for each underlying fund.

Transaction Expenses

  Withdrawal Charge

  (as a percentage of the purchase payments withdrawn)

Years Since Purchase Payment Made	Withdrawal Charge
0-1	6%
2	6%
3	5%
4	5%
5	4%
6	3%
7	2%
8 and over	0%

  During the annuity period, if you have elected the Variable Liquidity Benefit, a surrender charge of up to 6% of the amount withdrawn will be assessed. See “Variable Liquidity Benefit.”

Annual Separate Account Charges

(as a percentage of the average daily net assets of the Separate Account)

With E.S.P.
Without E.S.P.
Mortality and Expense Risk Charge	1.25%
Mortality and Expense Risk Charge	1.25%
Administrative Expense Charge	0.15%
Administrative Expense Charge	0.15%

E.S.P. Charge	0.20%
Total Separate Account Charges	1.40%

Total Separate Account Charges	1.60%

Other Annual Charges

Annual Contract Administrative Charge	$30
(Waived if contract value is $40,000 or more)

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Variable Funding Option Expenses:

(as a percentage of average daily net assets of the funding option as of December 31, 2001, unless otherwise noted)

Funding Options:	Management Fee (after expense reimbursement)	Distribution and/or Service Fees (12b-1)	Other Expenses (after expense reimbursement)	Total Annual Operating Expenses (after expense reimbursement)

Janus Aspen Series
Balanced Portfolio — Service Shares*	0.65%	0.25%	0.01%	0.91%
Capital Appreciation Portfolio — Service Shares*	0.65%	0.25%	0.01%	0.91%
Strategic Value Portfolio — Service Shares*	0.55%	0.25%	0.70%	1.50	%(1)
Worldwide Growth Portfolio — Service Shares*	0.65%	0.25%	0.04%	0.94%
Salomon Brothers Variable Series Fund,Inc.
Capital Fund	0.83%	—	0.17%	1.00	%(2)
High Yield Bond Fund	0.18%	—	0.82%	1.00%
Investors Fund	0.70%	—	0.12%	0.82	%(3)
Small Cap Growth Fund	0.75%	—	0.72%	1.47	%(4)
Strategic Bond Fund	0.64%	—	0.36%	1.00	%(5)
The Travelers Series Trust
Equity Income Portfolio	0.75%	—	0.04%	0.79	%(6)
Large Cap Portfolio	0.75%	—	0.04%	0.79	%(7)
The Universal Institutional Funds, Inc.
Active International Allocation Portfolio	0.27%	—	0.88%	1.15	%(8)
Emerging Markets Equity Portfolio	0.98%	—	0.87%	1.85	%(9)
Equity Growth Portfolio	0.49%	—	0.36%	0.85	%(10)
Global Value Equity Portfolio	0.67%	—	0.48%	1.15	%(11)
Mid Cap Growth Portfolio	0.41%	—	0.64%	1.05	%(12)
Mid Cap Value Portfolio	0.70%	—	0.35%	1.05	%(13)
Technology Portfolio	0.66%	—	0.51%	1.17	%(14)
U.S. Real Estate Securities Portfolio	0.75%	—	0.35%	1.10	%(15)
Value Portfolio	0.47%	—	0.38%	0.85	%(16)
Van Kampen Life Investment Trust
Comstock Portfolio Class II Shares*	0.60%	0.25%	0.19%	1.04	%(19)
Emerging Growth Portfolio Class II Shares*	0.70%	0.25%	0.06%	1.01%
Enterprise Portfolio Class II Shares*	0.48%	0.25%	0.12%	0.85	%(17)
Government Portfolio Class II Shares*	0.26%	0.25%	0.34%	0.85	%(18)
Growth and Income Portfolio Class II Shares*	0.60%	0.25%	0.15%	1.00	%(19)
Money Market Portfolio Class II Shares*	0.39%	0.25%	0.21%	0.85	%(20)
Variable Insurance Products Fund II
Contrafund® Portfolio — Service Class 2*	0.58%	0.25%	0.07%	0.90	%(21)
Variable Insurance Products Fund III
Mid Cap Portfolio — Service Class 2*	0.58%	0.25%	0.05%	0.88	%(22)

______________

*	The 12b-1 fees deducted from these classes cover certain distribution, shareholder support and administrative services provided by intermediaries (the insurance company, broker dealer or other service provider).

Notes

(1)	Expenses are based upon expenses for the fiscal year ended December 31, 2001, restated to reflect a reduction in the fees for Strategic Value Portfolio — Service Shares. Expenses without contractual waivers by Janus Capital for the Management Fee, 12b-1 fee, Other Expenses, and Total Annual Operating Expenses would have been 0.65%, 0.25%, 0.70%, and 1.60%, respectively. Waivers, if applicable, are first applied against the Management Fee and then against Other Expenses, and will continue until at least the next annual renewal of the advisory agreement.

(2)	The Manager has waived a portion of its management fees for the year ended December 31, 2001. If such fees were not waived, the actual expenses ratio would have been 1.02%. As a result of a voluntary expense limitation, expense ratios will not exceed 1.00%.

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(3)	As a result of a voluntary expense limitation, expense ratios will not exceed 1.00%.

(4)	As a result of a voluntary expense limitation, expense ratios will not exceed 1.50%.

(5)	The Manager has waived a portion of its management fees for the year ended December 31, 2001. If such fees were not waived, the actual expenses ratio would have been 1.11%. As a result of a voluntary expense limitation, expense ratios (excluding interest expense) will not exceed 1.00%.

(6)	A portion of the brokerage commissions that the fund paid was used to reduce the fund’s expenses. In addition, through arrangements with the fund’s custodian, credits realized as a result of uninvested cash balances are used to reduce a portion of the fund’s custodian expenses. These offsets may be discontinued at any time. Without such reductions, Total Annual Operating Expenses for the Equity Income Portfolio would have been 0.85%.

(7)	A portion of the brokerage commissions that the fund paid was used to reduce the fund’s expenses. In addition, through arrangements with the fund’s custodian, credits realized as a result of uninvested cash balances are used to reduce a portion of the fund’s custodian expenses. These offsets may be discontinued at any time. Without such reductions, Total Annual Operating Expenses for the Large Cap Portfolio would have been 0.84%.

(8)	The management fee has been reduced to reflect the voluntary waiver of a portion or all of the management fee and the reimbursement by the portfolio’s Adviser to the extent the total operating expenses exceed the following percentage: Active International Allocation Portfolio 1.15%. The Adviser may terminate this voluntary waiver at any time at its sole discretion. Absent such reductions, the “Management Fees”, “Other Expenses” and “Total Annual Operating Expenses” would be 0.80%, 0.88%, and 1.68%, respectively.

(9)	The management fee has been reduced to reflect the voluntary waiver of a portion or all of the management fee and the reimbursement by the portfolio’s Adviser to the extent the total operating expenses exceed the following percentage: Emerging Markets Equity Portfolio 1.85%. The Adviser may terminate this voluntary waiver at any time at its sole discretion. Additionally, in determining the actual amount of voluntary management fee waiver and/or expense reimbursement for a Portfolio, if any, the adviser excludes from total annual operating expenses certain investment related expenses, such as foreign country tax expense and interest expense on borrowing. Included in “Other Expenses” of the Emerging Markets Equity Portfolio are 0.10% of such investment related expenses. Absent such reductions, the “Management Fees”, “Other Expenses” and “Total Annual Operating Expenses” would be 1.25%, 0.87%, and 2.12%, respectively.

(10)	The management fee has been reduced to reflect the voluntary waiver of a portion or all of the management fee and the reimbursement by the portfolio’s Adviser to the extent the total operating expenses exceed the following percentage: Equity Growth Portfolio 0.85%. The Adviser may terminate this voluntary waiver at any time at its sole discretion. Absent such reductions, the “Management Fees”, “Other Expenses” and “Total Annual Operating Expenses” would be 0.55%, 0.36%, and 0.91%, respectively.

(11)	The management fee has been reduced to reflect the voluntary waiver of a portion or all of the management fee and the reimbursement by the portfolio’s Adviser to the extent the total operating expenses exceed the following percentage: Global Value Equity Portfolio 1.15%. The Adviser may terminate this voluntary waiver at any time at its sole discretion. Absent such reductions, the “Management Fees”, “Other Expenses” and “Total Annual Operating Expenses” would be 0.80%, 0.48%, and 1.28%, respectively.

(12)	The management fee has been reduced to reflect the voluntary waiver of a portion or all of the management fee and the reimbursement by the portfolio’s Adviser to the extent the total operating expenses exceed the following percentage: Mid Cap Growth Portfolio 1.05%. The Adviser may terminate this voluntary waiver at any time at its sole discretion. Absent such reductions, the “Management Fees”, “Other Expenses” and “Total Annual Operating Expenses” would be 0.75%, 0.64%, and 1.39%, respectively.

(13)	The management fee has been reduced to reflect the voluntary waiver of a portion or all of the management fee and the reimbursement by the portfolio’s Adviser to the extent the total operating expenses exceed the following percentage: Mid Cap Value Portfolio 1.05%. The Adviser may terminate this voluntary waiver at any time at its sole discretion. Absent such reductions, the “Management Fees”, “Other Expenses” and “Total Annual Operating Expenses” would be 0.75%, 0.35%, and 1.10%, respectively.

(14)	The management fee has been reduced to reflect the voluntary waiver of a portion or all of the management fee and the reimbursement by the portfolio’s Adviser to the extent the total operating expenses exceed the following percentage: Technology Portfolio 1.17%, with interest expense. The Adviser may terminate this voluntary waiver at any time at its sole discretion. Absent such reductions, the “Management Fees”, “Other Expenses” and “Total Annual Operating Expenses” would be 0.80%, 0.51%, and 1.31%, respectively.

(15)	The management fee has been reduced to reflect the voluntary waiver of a portion or all of the management fee and the reimbursement by the portfolio’s Adviser to the extent the total operating expenses exceed the following percentage: U.S. Real Estate Securities Portfolio 1.10%. The Adviser may terminate this voluntary waiver at any time at its sole discretion. Absent such reductions, the “Management Fees”, “Other Expenses” and “Total Annual Operating Expenses” would be 0.80%, 0.35%, and 1.15%, respectively.

(16)	The management fee has been reduced to reflect the voluntary waiver of a portion or all of the management fee and the reimbursement by the portfolio’s Adviser to the extent the total operating expenses exceed the following percentage: Value Portfolio 0.85%. The Adviser may terminate this voluntary waiver at any time at its sole discretion. Absent such reductions, the “Management Fees”, “Other Expenses” and “Total Annual Operating Expenses” would be 0.55%, 0.38%, and 0.93%, respectively.

(17)	If certain expenses had not been assumed by Van Kampen, Total Annual Operating Expenses for the Enterprise Portfolio Class II Shares would have been 0.87%.

(18)	If certain expenses had not been assumed by Van Kampen, Total Annual Operating Expenses for the Government Portfolio Class II would have been 0.96%.

(19)	Expenses are as of December 31, 2001 (the Fund’s fiscal year end). There were no fees waived or expenses reimbursed for these funds in 2001.

(20)	If certain expenses had not been assumed by Van Kampen, Total Annual Operating Expenses for the Money Market Portfolio Class II would have been 1.09%. In addition, this Ratio of Expenses to Average Net Assets does not reflect credits earned on overnight cash balances. If these credits were reflected as a reduction of expenses, the ratio would further decrease by 0.01% for the year ended December 31, 2001.

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(21)	A portion of the brokerage commissions that the fund paid was used to reduce the fund’s expenses. In addition, through arrangements with the fund’s custodian, credits realized as a result of uninvested cash balances are used to reduce a portion of the fund’s custodian expenses. These offsets may be discontinued at any time. Without such reductions, Total Annual Operating Expenses for the Fidelity VIP II Contrafund Portfolio — Service Class 2 would have been 0.94%.

(22)	A portion of the brokerage commissions that the fund paid was used to reduce the fund’s expenses. In addition, through arrangements with the fund’s custodian, credits realized as a result of uninvested cash balances are used to reduce a portion of the fund’s custodian expenses. These offsets may be discontinued at any time. Without such reductions, Total Annual Operating Expenses for the Fidelity VIP III Mid Cap Portfolio — Service Class 2 would have been 0.94%.

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Examples

These examples show what your costs would be under certain hypothetical situations. The examples do not represent past or future expenses. Your actual expenses may be more or less than those shown. We base examples on the annual expenses of the underlying funds for the year ended December 31, 2001, and assume that any fee waivers and expense reimbursements will continue. We cannot guarantee that these fee waivers and expense reimbursements will continue. The examples also assume that the $30 annual contract administrative charge is equivalent to 0.018% of the Separate Account contract value.

EXAMPLE: WITH E.S.P.

Assuming a 5% annual return on assets, a $1,000 investment would be subject to the following expenses with the E.S.P. option selected:

	If Contract Is Surrendered At The End Of Period Shown:				If Contract Is not Surrendered Or Annuitized At End Of Period Shown:

Funding Option	1 year	3 years	5 years	10 years	1 year	3 years	5 years	10 years

Janus Aspen Series
Balanced Portfolio — Service Shares	86	129	174	286	26	79	134	286
Capital Appreciation Portfolio — Service Shares	86	129	174	286	26	79	134	286
Strategic Value Portfolio — Service Shares	91	146	203	343	31	96	163	343
Worldwide Growth Portfolio — Service Shares	86	130	176	289	26	80	136	289
Salomon Brothers Variable Series Fund ,Inc.
Capital Fund	86	131	179	295	26	81	139	295
High Yield Bond Fund	86	131	179	295	26	81	139	295
Investors Fund	85	126	170	277	25	76	130	277
Small Cap Growth Fund	91	145	202	340	31	95	162	340
Strategic Bond Fund	86	131	179	295	26	81	139	295
The Travelers Series Trust
Equity Income Portfolio	84	125	168	274	24	75	128	274
Large Cap Portfolio	84	125	168	274	24	75	128	274
The Universal Institutional Funds, Inc.
Active International Allocation Portfolio	88	136	186	310	28	86	146	310
Emerging Markets Equity Portfolio	95	156	220	375	35	106	180	375
Equity Growth Portfolio	85	127	171	280	25	77	131	280
Global Value Equity Portfolio	88	136	186	310	28	86	146	310
Mid Cap Growth Portfolio	87	133	181	300	27	83	141	300
Mid Cap Value Portfolio	87	133	181	300	27	83	141	300
Technology Portfolio	88	136	187	312	28	86	147	312
U.S. Real Estate Securities Portfolio	87	134	184	305	27	84	144	305
Value Portfolio	85	127	171	280	25	77	131	280
Van Kampen Life Investment Trust
Comstock Portfolio Class II Shares	87	133	181	299	27	83	141	299
Emerging Growth Portfolio Class II Shares	87	132	179	296	27	82	139	296
Enterprise Portfolio Class II Shares	85	127	171	280	25	77	131	280
Government Portfolio Class II Shares	85	127	171	280	25	77	131	280
Growth and Income Portfolio Class II Shares	86	131	179	295	26	81	139	295
Money Market Portfolio Class II Shares	85	127	171	280	25	77	131	280
Variable Insurance Products Fund II
Contrafund® Portfolio — Service Class 2	85	128	174	285	25	78	134	285
Variable Insurance Products Fund III
Mid Cap Portfolio — Service Class 2	85	128	173	283	25	78	133	283
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EXAMPLE: WITHOUT E.S.P.

Assuming a 5% annual return on assets, a $1,000 investment would be subject to the following expenses without the E.S.P. option selected:

	If Contract Is Surrendered At The End Of Period Shown:				If Contract Is not Surrendered Or Annuitized At End Of Period Shown:

Funding Option	1 year	3 years	5 years	10 years	1 year	3 years	5 years	10 years

Janus Aspen Series
Balanced Portfolio — Service Shares	84	123	164	266	24	73	124	266
Capital Appreciation Portfolio — Service Shares	84	123	164	266	24	73	124	266
Strategic Value Portfolio — Service Shares	89	140	194	324	29	90	154	324
Worldwide Growth Portfolio — Service Shares	84	124	166	269	24	74	126	269
Salomon Brothers Variable Series Fund, Inc.
Capital Fund	84	125	169	275	24	75	129	275
High Yield Bond Fund	84	125	169	275	24	75	129	275
Investors Fund	83	120	160	257	23	70	120	257
Small Cap Growth Fund	89	139	192	321	29	89	152	321
Strategic Bond Fund	84	125	169	275	24	75	129	275
The Travelers Series Trust
Equity Income Portfolio	82	119	158	254	22	69	118	254
Large Cap Portfolio	82	119	158	254	22	69	118	254
The Universal Institutional Funds, Inc.
Active International Allocation Portfolio	86	130	176	290	26	80	136	290
Emerging Markets Equity Portfolio	93	151	211	357	33	101	171	357
Equity Growth Portfolio	83	121	161	260	23	71	121	260
Global Value Equity Portfolio	86	130	176	290	26	80	136	290
Mid Cap Growth Portfolio	85	127	171	280	25	77	131	280
Mid Cap Value Portfolio	85	127	171	280	25	77	131	280
Technology Portfolio	86	130	177	292	26	80	137	292
U.S. Real Estate Securities Portfolio	85	128	174	285	25	78	134	285
Value Portfolio	83	121	161	260	23	71	121	260
Van Kampen Life Investment Trust
Comstock Portfolio Class II Shares	85	127	171	279	25	77	131	279
Emerging Growth Portfolio Class II Shares	85	126	169	276	25	76	129	276
Enterprise Portfolio Class II Shares	83	121	161	260	23	71	121	260
Government Portfolio Class II Shares	83	121	161	260	23	71	121	260
Growth and Income Portfolio Class II Shares	84	125	169	275	24	75	129	275
Money Market Portfolio Class II Shares	83	121	161	260	23	71	121	260
Variable Insurance Products Fund II
Contrafund® Portfolio — Service Class 2	83	122	164	265	23	72	124	265
Variable Insurance Products Fund III
Mid Cap Portfolio — Service Class 2	83	122	163	263	23	72	123	263
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CONDENSED FINANCIAL INFORMATION

See Appendices A and B.

THE ANNUITY CONTRACT

Travelers Premier Advisers Annuity is a contract between the contract owner (“you”) and the Company. This is the prospectus — it is not the Contract. The prospectus highlights many contract provisions to focus your attention on the Contract’s essential features. Your rights and obligations under the Contract will be determined by the language of the Contract itself. When you receive your Contract, we suggest you read it promptly and carefully. There may be differences in your Contract because of the requirements of the state where we issued your Contract. We will include any such differences in your Contract.

You make purchase payments to us and we credit them to your Contract. We promise to pay you an income, in the form of annuity or income payments, beginning on a future date that you choose, the maturity date. The purchase payments accumulate tax deferred in the funding options of your choice. We offer multiple variable funding options, and one Fixed Account option. The contract owner assumes the risk of gain or loss according to the performance of the variable funding options. The contract value is the amount of purchase payments, plus or minus any investment experience on the amounts you allocate to the Separate Account (“Separate Account contract value”) or interest on the amounts you allocate to the Fixed Account (“Fixed Account contract value”). The contract value also reflects all withdrawals made and charges deducted. There is generally no guarantee that at the maturity date the contract value will equal or exceed the total purchase payments made under the Contract. The date the Contract and its benefits become effective is referred to as the contract date. Each 12-month period following the contract date is called a contract year.

Certain changes and elections must be made in writing to the Company. Where the term “written request” is used, it means that you must send written information to our Home Office in a form and content satisfactory to us.

Contract Owner Inquiries

Any questions you have about your Contract should be directed to our Home Office at 1-800-599-9460.

Purchase Payments

Your initial purchase payment is due and payable before the Contract becomes effective. The initial purchase payment must be at least $5,000. You may make additional payments of at least $500 at any time. No additional payments are allowed if this Contract is purchased with a beneficiary-directed transfer of death benefit proceeds. Under certain circumstances, we may waive the minimum purchase payment requirement. Purchase payments over $1,000,000 may be made only with our prior consent.

We will apply the initial purchase payment less any applicable premium tax (net purchase payment) within two business days after we receive it in good order at our Home Office. We will credit subsequent purchase payments to a Contract on the same business day we receive it, if it is received in good order by our Home Office by 4:00 p.m. Eastern time. A business day is any day that the New York Stock Exchange is open for regular trading (except when trading is restricted due to an emergency as defined by the Securities and Exchange Commission).

Accumulation Units

The period between the contract date and the maturity date is the accumulation period. During the accumulation period, an accumulation unit is used to calculate the value of a Contract. An accumulation unit works like a share of a mutual fund. Each funding option has a corresponding accumulation unit value. The accumulation units are valued each business day and their values may increase or decrease from day to day. The number of accumulation units we will credit to your Contract once we receive a purchase payment is determined by dividing the amount directed to each funding option by the value of its accumulation unit. We calculate the value of an accumulation unit for each funding option each day the New York Stock Exchange is

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open. The values are calculated as of 4:00 p.m. Eastern time. After the value is calculated, we credit your Contract. During the annuity period (i.e., after the maturity date), you are credited with annuity units.

The Variable Funding Options

You choose the variable funding options to which you allocate your purchase payments. These variable funding options are subaccounts of the Separate Account. The subaccounts invest in the underlying funds. You are not investing directly in the underlying fund. Each underlying fund is a portfolio of an open-end management investment company that is registered with the SEC under the Investment Company Act of 1940. These underlying funds are not publicly traded and are offered only through variable annuity and variable life insurance products. They are not the same retail mutual funds as those offered outside of a variable annuity or variable life insurance product, although the investment practices and fund names may be similar, and the portfolio managers may be identical. Accordingly, the performance of the retail mutual fund is likely to be different from that of the underlying fund, and contract owners should not compare the two.

You will find detailed information about the funds and their inherent risks in the current fund prospectuses for the underlying funds that must accompany this prospectus. Since each option has varying degrees of risk, please read the prospectuses carefully before investing. There is no assurance that any of the underlying funds will meet its investment objectives. Contact your registered representative or call 1-800-599-9460 to request additional copies of the prospectuses.

If any of the underlying funds become unavailable for allocating purchase payments, or if we believe that further investment in an underlying fund is inappropriate for the purposes of the Contract, we may substitute another funding option. However, we will not make any substitutions without notifying you and obtaining any state and SEC approval, if necessary. From time to time we may make new funding options available.

The current variable funding options are listed below, along with their investment advisers and any subadviser:

Funding Option	Investment Objective	Investment Adviser/Subadviser
Janus Aspen Series
Balanced Portfolio — Service Shares	Seeks long-term capital growth, consistent with preservation of capital and balanced by current income.	Janus Capital
Capital Appreciation Portfolio — Service Shares	Seeks long-term capital growth by investing primarily in common stocks selected for their growth potential. The portfolio may invest in companies of any size.	Janus Capital
Strategic Value Portfolio — Service Shares	Seeks long-term growth of capital.	Janus Capital
Worldwide Growth Portfolio — Service Shares	Seeks growth of capital in a manner consistent with preservation of capital by investing primarily in common stocks of companies of any size throughout the world.	Janus Capital
Salomon Brothers Variable Series Fund, Inc.
Capital Fund	Seeks capital appreciation, primarily through investments in common stocks which are believed to have above-average price appreciation potential and which may involve above average risk.	Salomon Brothers Asset Management (“SBAM”)
High Yield Bond Fund	Seeks to maximize current income, and, secondarily, to seek capital appreciation through investing under normal circumstances at least 80% of its assets in high yield bonds.	SBAM
Investors Fund	Seeks long-term growth of capital, and, secondarily, current income, through investments in common stocks of well-known companies.	SBAM

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Funding Option	Investment Objective	Investment Adviser/Subadviser
Small Cap Growth Fund	Seeks long-term growth of capital by investing under normal circumstances at least 80% of its assets in equity securities of companies with market capitalizations similar to that of companies included in the Russell 2000 Growth Index.	SBAM
Strategic Bond Fund	Seeks a high level of current income. As a secondary objective, the portfolio will seek capital appreciation.	SBAM
The Travelers Series Trust
Equity Income Portfolio	Seeks reasonable income by investing at least 80% in securities. The Fund normally invests primarily in income producing equities. The balance may be invested in all types of domestic and foreign securities, including bonds. The Subadviser also considers the potential for capital appreciation.	TAMIC Subadviser: Fidelity Management & Research Co (“FMR”)
Large Cap Portfolio	Seeks long-term growth of capital by investing primarily in equity securities of companies with large market capitalizations.	TAMIC Subadviser: FMR
The Universal Institutional Funds, Inc.
Active International Allocation Portfolio	Seeks long-term capital appreciation by investing primarily in accordance with country and sector weightings determined by the investment advisor, in equity securities of non-U.S. issuers which, in the aggregate, replicate broad market indices.	Morgan Stanley Investment Management Inc. (“MSIM”)
Emerging Markets Equity Portfolio	Seeks long-term capital appreciation by investing primarily in growth oriented equity securities of emerging market country issuers.	MSIM
Equity Growth Portfolio	Seeks long-term capital appreciation by investing primarily in the equity securities of large capitalization companies.	MSIM
Global Value Equity Portfolio	Seeks long-term capital appreciation by investing primarily in equity securities of issuers throughout the world, including the U.S.	MSIM
Mid Cap Growth Portfolio	Seeks long-term capital growth by investing primarily in common stocks and other equity securities.	Miller, Anderson & Sherrerd, LLP (“MAS”)
Mid Cap Value Portfolio	Seeks above-average total return over a market cycle of three to five years by investing in common stock and other equity securities.	MSIM
Technology Portfolio	Seeks long-term capital appreciation by investing primarily in equity securities of companies that the investment adviser expects to benefit from their involvement in technology or technology-related industries.	MSIM
U.S. Real Estate Securities Portfolio	Seeks above-average current income and long-term capital appreciation by investing primarily in equity securities of companies in the U.S. Real Estate industry, including real estate investment trusts (“REITS”).	MSIM

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Funding Option	Investment Objective	Investment Adviser/Subadviser
Value Portfolio	Seeks above-average total return over a market cycle of three to five years by investing primarily in a diversified portfolio of common stocks and other equity securities.	MAS
Van Kampen Life Investment Trust
Comstock Portfolio Class II Shares	Seeks capital growth and income through investments in equity securities, including common stocks and securities convertible into common and preferred stocks.	Van Kampen Asset Management, Inc. (“VKAM”)
Emerging Growth Portfolio Class II Shares	Seeks capital appreciation by investing primarily in common stocks of companies considered to be emerging growth companies.	VKAM
Enterprise Portfolio Class II Shares	Seeks capital appreciation through investments believed by the Adviser to have above-average potential for capital appreciation.	VKAM
Government Portfolio Class II Shares	Seeks to provide investors with a high current return consistent with preservation of capital by investing primarily in debt securities issued or guaranteed by the U.S. government, its agencies or instrumentalities.	VKAM
Growth and Income Portfolio Class II Shares	Seeks long-term growth of capital and income by investing primarily in income-producing equity securities, including common stocks and convertible securities	VKAM
Money Market Portfolio Class II Shares	Seeks protection of capital and high current income through investments in money market instruments. Investments in the Money Market Portfolio are neither insured nor guaranteed by the U.S. Government. Although the Money Market Portfolio seeks to maintain a stable net asset value of $1.00 per share, there is no assurance that it will be able to do so.	VKAM
Variable Insurance Products Fund II
Contrafund® Portfolio — Service Class 2	Seeks long-term capital appreciation by investing primarily in common stocks of companies whose value the adviser believes is not fully recognized by the public.	FMR
Variable Insurance Products III
Mid Cap Portfolio — Service Class 2	Seeks long-term growth of capital and income by investing primarily in income-producing equity securities, including common stocks and convertible securities.	FMR

FIXED ACCOUNT

We offer our Fixed Account as a funding option. Please see Appendix C for more information.

CHARGES AND DEDUCTIONS

General

We deduct the charges described below. The charges are for the service and benefits we provide, costs and expenses we incur, and risks we assume under the Contracts. Services and benefits we provide include:

    the ability for you to make withdrawals and surrenders under the Contracts;
    the death benefit paid on the death of the contract owner, annuitant, or first of the joint owners;
    the available funding options and related programs (including dollar-cost averaging, portfolio rebalancing, and systematic withdrawal programs);
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    administration of the annuity options available under the Contracts; and
    the distribution of various reports to contract owners.

Costs and expenses we incur include:

    losses associated with various overhead and other expenses associated with providing the services and benefits provided by the Contracts;
    sales and marketing expenses including commission payments to your sales agent; and
    other costs of doing business.

Risks we assume include:

    that annuitants may live longer than estimated when the annuity factors under the Contracts were established;
    that the amount of the death benefit will be greater than the contract value; and
    that the costs of providing the services and benefits under the Contracts will exceed the charges deducted.

We may also deduct a charge for taxes.

Unless otherwise specified, charges are deducted proportionately from all funding options in which you are invested.

We may reduce or eliminate the withdrawal charge, the administrative charges and/or the mortality and expense risk charge under the Contract when certain sales or administration of the Contract result in savings or reduced expenses and/or risks. For certain trusts, we may change the order in which purchase payments and earnings are withdrawn in order to determine the withdrawal charge. We will not reduce or eliminate the withdrawal charge or the administrative charge where such reduction or elimination would be unfairly discriminatory to any person.

The amount of a charge may not necessarily correspond to the costs associated with providing the services or benefits indicated by the designated charge. For example, the withdrawal charge we collect may not fully cover all of the sales and distribution expenses we actually incur. The amount of any fee or charge is not impacted by an outstanding loan. We may also profit on one or more of the charges. We may use any such profits for any corporate purpose, including the payment of sales expenses.

Withdrawal Charge

We do not deduct a sales charge from purchase payments when they are made to the Contract. However, a withdrawal charge will apply if purchase payments are withdrawn before they have been in the Contract for seven years. We will assess the charge as a percentage of the purchase payment withdrawn as follows:

Years Since Purchase Payment Made	Withdrawal Charge
0-1	6%
2	6%
3	5%
4	5%
5	4%
6	3%
7	2%
8 and over	0%

For purposes of the withdrawal charge calculation, withdrawals are deemed to be taken first from:

(a)	any purchase payment to which no withdrawal charge applies then;

(b)	any remaining free withdrawal allowance (as described below) (after being reduced by (a)), then;

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(c)	any remaining purchase payment to which a withdrawal charge applies (on a first-in, first-out basis), then;

(d)	any Contract earnings.

Unless you instruct us otherwise, we will deduct the withdrawal charge from the amount requested.

We will not deduct a withdrawal charge if purchase payments are distributed:

    due to the death of the contract owner or the annuitant (with no contingent annuitant surviving)
    if an annuity payout has begun
    due to a minimum distribution under our minimum distribution rules then in effect if an income option of at least five year’s duration is begun after the first contract year.

Free Withdrawal Allowance

Beginning in the second contract year, you may withdraw up to 10% of the contract value annually . We calculate the available withdrawal amount as of the end of the previous contract year. The free withdrawal provision applies to partial withdrawals only.

Administrative Charges

There are two administrative charges: the $30 annual contract administrative charge and the administrative expense charge. We will deduct the annual contract administrative charge on the fourth Friday of each August. This charge compensates us for expenses incurred in establishing and maintaining the Contract and we will prorate this charge (i.e. calculate) from the date of purchase. We will also prorate this charge if you surrender your Contract, or if we terminate your Contract. We will not deduct the contract administrative charge from the Fixed Account or:

             (1)   from the distribution of death proceeds;

             (2)   after an annuity payout has begun; or

             (3)   if the contract value on the date of assessment equals or is greater than $40,000.

We deduct the administrative expense charge (sometimes called “sub-account administrative charge”) on each business day from amounts allocated to the variable funding options to compensate the Company for certain related administrative and operating expenses. The charge equals, on an annual basis, 0.15% of the daily net asset value allocated to each of the variable funding options, and is reflected in our accumulation and annuity unit value calculations.

Mortality and Expense Risk Charge

Each business day, we deduct a mortality and expense risk (“M&E”) charge from amounts we hold in the variable funding options. We reflect the deduction in our calculation of accumulation and annuity unit values. The charges stated are the maximum for this product. We reserve the right to lower this charge at any time. This charge equals 1.25% annually. This charge compensates the Company for risks assumed, benefits provided and expenses incurred, including the payment of commissions to your sales agent.

E.S.P. Charge

If the E.S.P. option is selected, a charge is deducted each business day from amounts held in the variable funding options. The charge equals, on an annual basis, 0.20% of the amounts held in each funding option.

Variable Liquidity Benefit Charge

If the Variable Liquidity Benefit is selected, there is a maximum surrender charge of 6% of the amounts withdrawn. Please refer to “The Annuity Period” for a description of this benefit.

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Variable Funding Option Expenses

We summarized the charges and expenses of the underlying funds in the fee table. Please review the prospectus for each underlying fund for a more complete description of that fund and its expenses.

Premium Tax

Certain state and local governments charge premium taxes ranging from 0% to 5%, depending upon jurisdiction. We are responsible for paying these taxes and will determine the method used to recover premium tax expenses incurred. We will deduct any applicable premium taxes from your contract value either upon death, surrender, annuitization, or at the time you make purchase payments to the Contract, but no earlier than when we have a tax liability under state law.

Changes in Taxes Based upon Premium or Value

If there is any change in a law assessing taxes against the Company based upon premiums, contract gains or value of the Contract, we reserve the right to charge you proportionately for this tax.

TRANSFERS

Up to 30 days before the maturity date, you may transfer all or part of the contract value between variable funding options. Please note that the contract is not designed to serve as a vehicle for frequent trading in response to short-term fluctuations in the stock market. Therefore, all transfers are subject to the following restrictions:

1.	Excessive Transfers. We reserve the right to restrict transfers if we determine you are engaging in a pattern of transfers that may disadvantage contract owners. In making this determination, we will consider, among other things, the following factors:

    the total dollar amount being transferred;
    the number of transfers you made within the previous three months;
    whether your transfers follow a pattern designed to take advantage of short term market fluctuations; and
    whether your transfers are part of a group of transfers made by a third party on behalf of the individual contract owners in the group.
2.	Market Timers. We reserve the right to restrict transfers by any market timing firm or any other third party authorized to initiate transfers on behalf of multiple contract owners. We may, among other things:

    reject the transfer instructions of any agent acting under a power of attorney on behalf of more than one owner, or reject the transfer or exchange instructions of individual owners who have executed pre-authorized transfer forms which are submitted by market timing firms or other third parties on behalf of more than one owner.

Future Modifications. We will continue to monitor the transfer activity occurring among the variable funding options, and may modify these transfer restrictions at any time if we deem it necessary to protect the interest of all contract owners. These modifications may include curtailing or eliminating, without notice, the ability to use the Internet, facsimile or telephone in making transfers.

If, in our sole discretion, we determine you are engaging in activity as described above or similar activity which will potentially hurt the rights or interests of contract owners, we will exercise our contractual right to restrict your number of transfers to one every six months. We reserve the right to charge a $10.00 fee for any transfer request which exceeds twelve per year. None of these restrictions are applicable to transfers made under a Dollar Cost Averaging Program or a rebalancing program.

We will make transfers at the value(s) next determined after we receive your request in good order at our Home Office. After the maturity date, you may make transfers only if allowed by your Contract or with our consent. These restrictions are subject to any state law requirements.

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Dollar Cost Averaging

Dollar cost averaging or the pre-authorized transfer program (the “DCA Program”) allows you to transfer a set dollar amount to other funding options on a monthly or quarterly basis during the accumulation phase of the Contract. Using this method, you will purchase more accumulation units in a funding option if the value per unit is low and will purchase fewer accumulation units if the value per unit is high. Therefore, you may achieve a lower-than-average cost per unit in the long run if you have the financial ability to continue the program over a long enough period of time. Dollar cost averaging does not assure a profit or protect against a loss.

You may elect the DCA Program through written request or other method acceptable to us. You must have a minimum total contract value of $5,000 to enroll in the DCA Program. The minimum amount that may be transferred through this program is $400.

You may establish pre-authorized transfers of contract values from the Fixed Account, subject to certain restrictions. Under the DCA Program, automated transfers from the Fixed Account may not deplete your Fixed Account Value in less than twelve months from your enrollment in the DCA Program.

In addition to the DCA Program, within the Fixed Account, we may credit increased interest rates to contract owners under an administrative Special DCA Program established at our discretion, depending on availability and state law. Under this program, the contract owner may pre-authorize level transfers to any of the funding options under either a 6 Month, 12 Month or 24 Month Program. The Programs will generally have different credited interest rates. Under each Program, the interest rate can accrue up to the applicable number of months on the remaining amounts in the Special DCA Program and we must transfer all purchase payments and accrued interest on a level basis to the selected funding options in the applicable time period. For example, under the 12 Month Program, the interest rate can accrue up to 12 months on the remaining amounts in the Special DCA Program and we must transfer all purchase payments and accrued interest in this Program on a level basis to the selected funding options in 12 months.

The pre-authorized transfers will begin after the initial Program purchase payment and complete enrollment instructions are received by the Company. If we do not receive complete Program enrollment instructions within 15 days of receipt of the initial Program purchase payment, the entire balance in the Program will be credited with the non-Program interest rate then in effect for the Fixed Account.

You may start or stop participation in the DCA Program at any time, but you must give the Company at least 30 days’ notice to change any automated transfer instructions that are currently in place. If you stop the Special DCA Program and elect to remain in the Fixed Account, we will credit your contract value for the remainder of 6 or 12 months with the interest rate for non-Program funds.

You may only have one DCA Program or Special DCA Program in place at one time. We will allocate any subsequent purchase payments we receive within the Program period selected to the current funding options over the remainder of that Program transfer period, unless you direct otherwise.

All provisions and terms of the Contract apply to the DCA and Special DCA Programs, including provisions relating to the transfer of money between funding options. Transfers made under any DCA Program will not be counted for purposes of restrictions we may impose on the number of transfers permitted under the Contract. We reserve the right to suspend or modify transfer privileges at any time and to assess a processing fee for this service.

ACCESS TO YOUR MONEY

Any time before the maturity date, you may redeem all or any portion of the cash surrender value, that is, the contract value less any withdrawal charge, outstanding loans, and any premium tax not previously deducted. Unless you submit a written request specifying the fixed or variable funding option(s) from which we are to withdraw amounts, we will make the withdrawal on a pro rata basis. We will determine the cash surrender value as of the close of business after we receive your surrender request at our Home Office. The cash surrender value may be more or less than the purchase payments you made. You may not make withdrawals during the annuity period.

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For amounts allocated to the variable funding options, we may defer payment of any cash surrender value for a period of up to five business days after the written request is received. For amounts allocated to the Fixed Account, we may defer payment of any cash surrender value for a period up to six months. In either case, it is our intent to pay as soon as possible. We cannot process requests for withdrawals that are not in good order. We will contact you if there is a deficiency causing a delay and will advise what is needed to act upon the withdrawal request.

Systematic Withdrawals

Before the maturity date, you may choose to withdraw a specified dollar amount (at least $100) on a monthly, quarterly, semiannual or annual basis. We will deduct any applicable premium taxes and withdrawal charge. To elect systematic withdrawals, you must have a contract value of at least $15,000 and you must make the election on the form we provide. We will surrender accumulation units pro rata from all funding options in which you have an interest, unless you instruct us otherwise. You may begin or discontinue systematic withdrawals at any time by notifying us in writing, but you must give at least 30 days’ notice to change any systematic withdrawal instructions that are currently in place.

We reserve the right to discontinue offering systematic withdrawals or to assess a processing fee for this service upon 30 days’ written notice to contract owners (where allowed by state law).

Each systematic withdrawal is subject to federal income taxes on the taxable portion. In addition, a 10% federal penalty tax may be assessed on systematic withdrawals if the contract owner is under age 59 1/2. You should consult with your tax adviser regarding the tax consequences of systematic withdrawals.

Loans

Loans may be available under your Contract. Loans may only be taken against funds allocated or transferred to the Fixed Account. If available, all loan provisions are described in your Contract or loan agreement.

OWNERSHIP PROVISIONS

Types of Ownership

Contract Owner

Contract Owner (you). The Contract belongs to the contract owner named in the Contract (on the Specifications page), or to any other person to whom you subsequently assign the Contract. You may only make an assignment of ownership or a collateral assignment for nonqualified Contracts. You have sole power during the annuitant’s lifetime to exercise any rights and to receive all benefits given in the Contract provided you have not named an irrevocable beneficiary and provided you have not assigned the Contract.

You receive all payments while the annuitant is alive unless you direct them to an alternate recipient. An alternate recipient does not become the contract owner.

If this Contract is purchased by a beneficiary of another contract who directly transferred the death proceeds due under that contract, he/she will be granted the same rights the owner has under the Contract except that he/she cannot transfer ownership, take a loan or make additional purchase payments.

Joint Owner. For nonqualified Contracts only, you may name joint owners (e.g., spouses) in a written request before the Contract is in effect. Joint owners may independently exercise transfers allowed under the Contract. All other rights of ownership must be exercised by both owners. Joint owners own equal shares of any benefits accruing or payments made to them.

Beneficiary

You name the beneficiary in a written request. The beneficiary has the right to receive any death benefit proceeds remaining under the Contract upon the death of the annuitant or the contract owner. If more than one beneficiary survives the annuitant or contract owner, they will share equally in benefits unless you recorded different shares with the Company by written request before the death of the annuitant or contract owner. In

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the case of a non-spousal beneficiary or a spousal beneficiary who has not chosen to assume the Contract, we will not transfer or otherwise remove the death benefit proceeds from either the variable funding options or the Fixed Account, as most recently elected by the contract owner, until the death report date.

Unless you have named an irrevocable beneficiary you have the right to change any beneficiary by written request during the lifetime of the annuitant and while the Contract continues.

Annuitant

The annuitant is designated in the Contract (on the Specifications page), and is the individual on whose life the maturity date and the amount of the monthly annuity payments depend. You may not change the annuitant after your Contract is in effect.

Contingent Annuitant

You may name one individual as a contingent annuitant. A contingent annuitant may not be changed, deleted or added to the Contract after the contract date. If the annuitant who is not the owner dies prior to the maturity date, and the contingent annuitant is still living;

    the death benefit will not be payable upon the annuitant’s death the contingent annuitant becomes the annuitant
    all other rights and benefits will continue in effect

When a contingent annuitant becomes the annuitant, the maturity date remains the same as previously in effect.

If the annuitant is also the owner, a death benefit is paid to the beneficiary regardless of whether or not there is a contingent annuitant.

DEATH BENEFIT

Before the maturity date, generally, a death benefit is payable when either the annuitant or a contract owner dies. We calculate the death benefit at the close of the business day on which our Home Office receives (1) due proof of death and (2) written payment instructions or election of beneficiary contract continuance (“death report date”).

We must be notified of the annuitant’s death no later than six months from the date of death in order to pay the death proceeds as described under “Death Proceeds Before the Maturity Date.” If we are notified more than six months after the death, we will pay death proceeds equal to the contract value on the death report date, less any applicable premium tax and outstanding loans.

Death Proceeds Before the Maturity Date

If the annuitant or an owner is younger than age 80 on the contract date: We will pay to the beneficiary a death benefit in an amount equal to the greatest of (1), (2) or (3) below, each reduced by any applicable premium tax, withdrawals or outstanding loans:

             1)   the contract value;

             2)   the total purchase payments made under the Contract; or

             3)   the step-up value (if any, as described below).

Step-Up Value. The step-up value will initially equal the contract value on the first anniversary. When you make an additional purchase payment, we will increase the step-up value by the amount of that purchase payment. When you make a withdrawal, we will reduce the step-up value by a partial surrender reduction as described below. On each Contract anniversary before the annuitant’s 80th birthday and before the annuitant’s death, if the contract value is greater than the step-up value, we will reset the step-up value to equal that greater amount. We will not reduce the step-up value on these anniversary recalculations (provided no withdrawals or

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surrenders are made on that day). The only changes we will make to the step-up value on or after the annuitant’s 80th birthday will be those related to additional purchase payments or withdrawals.

Partial Surrender Reduction. If you make a withdrawal, we will reduce the step-up value by a partial surrender reduction which equals (1) the step-up value before the withdrawal, multiplied by (2) the amount of the withdrawal, divided by (3) the contract value before the withdrawal.

For example, assume your current contract value is $55,000. If your current step-up value is $50,000, and you decide to make a withdrawal of $10,000, we would reduce the step-up value as follows:

             50,000 x (10,000/55,000) = 9,090

Your new step-up value would be 50,000-9,090, or $40,910.

The following example shows what would happen in a declining market. Assume your current contract value is $30,000. If your current step-up value is $50,000, and you decide to make a withdrawal of $10,000, we would reduce the step-up value as follows:

             50,000 x (10,000/30,000) = 16,666

Your new step-up value would be 50,000-16,666, or $33,334.

Enhanced Stepped-Up Provision (“E.S.P.”). (This provision is not available to a customer when either the annuitant or owner is age 76 or older on the rider effective date.)

The rider effective date is the date the rider is attached to and made a part of the Contract. If you have selected the E.S.P., the total death benefit as of the death report date will equal the death benefit described above plus the greater of zero or the following amount:

If the annuitant is younger than age 70 on the rider effective date, 40% of the lesser of: (1) 200% of the modified purchase payments excluding purchase payments that are both received after the first rider effective date anniversary and within 12 months of the death report date, or (2) your contract value minus the modified purchase payments, calculated as of the death report date; or

If the annuitant is between the ages of 70 and 75 on the rider effective date, 25% of the lesser of: (1) 200% of the modified purchase payments excluding purchase payments that are both received after the first rider effective date anniversary and within 12 months of the death report date, or (2) your contract value minus the modified purchase payments, calculated as of the death report date.

The initial modified purchase payment is equal to the contract value as of the rider effective date. Whenever a purchase payment is made after the rider effective date, the modified purchase payment(s) are increased by the amount of the purchase payment. Whenever a partial surrender is taken after the rider effective date, the modified purchase payment(s) are reduced by a partial surrender reduction as described below.

The partial surrender reduction is equal to: (1) the modified purchase payment(s) in effect immediately prior to the reduction for the partial surrender, multiplied by (2) the amount of the partial surrender divided by (3) the contract value immediately prior to the partial surrender.

For example, assume your current modified purchase payment is $50,000 and that your current contract value is $55,000. You decide to make a withdrawal of $10,000. We would reduce the modified purchase payment as follows:

             50,000 X (10,000/55,000) = 9,090

You new modified purchase payment would be $50,000 - $9,090 = 40,910

The following example shows what would happen in a declining market. Assume your current contract value is $30,000. If your current modified purchase payment is $50,000 and you decide to make a withdrawal of $10,000, we would reduce the modified purchase payment as follows:

             50,000 X (10,000/30,000) = 16,666

Your new modified purchase payment would be 50,000 - 16,666 = $33,334

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If the annuitant or an owner is age 80 or older on the contract date: We will pay to the beneficiary a death benefit in an amount equal to the greater of (1) or (2) below, each reduced by any applicable premium tax, withdrawals or outstanding loans not previously deducted:

             (1)   the contract value; or

             (2)   the total purchase payments made under the Contract.

Payment of Proceeds

We describe the process of paying death benefit proceeds before the maturity date in the charts below. The charts do not encompass every situation and are merely intended as a general guide. More detailed information is provided in your Contract. Generally, the person(s) receiving the benefit may request that the proceeds be paid in a lump sum, or be applied to one of the settlement options available under the Contract.

Nonqualified Contracts

Before the Maturity Date, upon the Death of the	The Company Will Pay the Proceeds to:	unless. . .	Mandatory Payout Rules Apply*

Owner (who is not the annuitant) (with no joint owner)	The beneficiary (ies), or if none, to the contract owner’s estate.	Unless, the beneficiary elects to continue the contract rather than receive the distribution	Yes

Owner (who is the annuitant) (with no joint owner)	The beneficiary (ies), or if none, to the contract owner’s estate.	Unless, the elects to continue the contract rather than receive the distribution.	Yes

Joint Owner (who is not the annuitant)	The surviving joint owner.	Unless the surviving joint owner elects to continue the contract rather than receive the distribution.	Yes

Joint Owner (who is the annuitant)	The beneficiary (ies) or if none, to the surviving joint owner.	Unless the surviving joint owner elects to continue the contract rather than receive the distribution.
Annuitant (who is not the contract owner)	The beneficiary (ies), or if none, to the contract owner	Unless, where there is no contingent annuitant, the beneficiary elects to continue the contract rather than receive the distribution. Or unless, there is a contingent annuitant. Then, the contingent annuitant becomes the annuitant and the contract continues in effect (generally using the original maturity date). The proceeds will then be paid upon the death of the contingent annuitant or owner.	Yes

Annuitant (who is the contract owner)	See death of “owner who is the annuitant” above.		Yes
Annuitant (where owner is a nonnatural person/trust)	The beneficiary (ies) (e.g. the trust) or if none, to the owner.		Yes (Death of annuitant is treated as death of the owner in these circumstances.)

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Before the Maturity Date, upon the Death of the	The Company Will Pay the Proceeds to:	unless. . .	Mandatory Payout Rules Apply*

Contingent Annuitant (assuming annuitant is still alive)	No death proceeds are payable; contract continues.		N/A

Beneficiary	No death proceeds are payable; contract continues.		N/A

Contingent Beneficiary	No death proceeds are payable; contract continues.		N/A

______________

*	Certain payout rules of the Internal Revenue Code (IRC) are triggered upon the death of any Owner. Non-spousal beneficiaries (as well as spousal beneficiaries who choose not to assume the Contract) must begin taking distributions based on the beneficiary’s life expectancy within one year of death or take a complete distribution of Contract proceeds within 5 years of death. If mandatory distributions have begun, the 5 year payout option is not available.

Qualified Contracts

Before the Maturity Date, upon the Death of the	The Company Will Pay the Proceeds to:	unless. . .	Mandatory Payout Rules Apply (See * Above)
Owner / Annuitant	The beneficiary (ies), or if none, to the contract owner’s estate.	Unless the beneficiary elects to continue the Contract rather than receive a distribution.	Yes

Beneficiary	No death proceeds are payable; contract continues.		N/A

Contingent Beneficiary	No death proceeds are payable; contract continues.		N/A

Beneficiary Contract Continuance (Not permitted for non-natural beneficiaries)

If you die before the maturity date, and if the value of any beneficiary’s portion of the death benefit is between $20,000 and $1,000,000 as of the death report date, (more than $1,000,000 is subject to home office approval), your beneficiary(s) may elect to continue his/her portion of the Contract subject to applicable Internal Revenue Code distribution requirements, rather than receive the death benefit in a lump sum.

If your beneficiary elects to continue the Contract the death benefit will be calculated as of the death report date. The initial contract value of the continued contract (the “adjusted contract value”) will equal the greater of the contract value or the death benefit calculated on the death report date and will be allocated to the funding options in the same proportion as prior to the death report date.

The beneficiary who continues the Contract will be granted the same rights as the owner under the original Contract, except the beneficiary cannot:

    transfer ownership
    take a loan
    make additional purchase payments

The beneficiary may also name his/her own beneficiary (“succeeding beneficiary”) and has the right to take withdrawals at any time after the death report date without a withdrawal charge. The E.S.P. option is not

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available to a beneficiary who has elected to continue the Contract under this provision. All other fees and charges applicable to the original contract will also apply to the continued contract. All benefits and features of the continued contract will be based on the beneficiary’s age on the death report date as if the beneficiary had purchased the Contract with the adjusted contract value on the death report date.

Planned Death Benefit

You may request that rather than receive a lump-sum death benefit, the beneficiary(ies) receive all or a portion of the death benefit proceeds either:

    through an annuity for life or a period that does not exceed the beneficiary’s life expectancy; or
    under the terms of the Beneficiary Continuance provision described above. If the Beneficiary Continuance provision is selected, no surrenders will be allowed other than payments meant to satisfy minimum distribution amounts or systematic withdrawal amounts, if greater.

You must make the planned death benefit request as well as any revocation of this request in writing. Upon your death, your beneficiary(s) cannot revoke or modify this request. If the death benefit at the time we receive due proof of death is less than $2,000, we will only pay a lump sum to the beneficiary. If periodic payments due under the planned death benefit election are less than $100, we reserve the right to make annuity payments at less frequent intervals, resulting in a payment of at least $100 per year. If no beneficiary is alive when death benefits become payable, we will pay the death benefit as provided in your Contract.

Death Proceeds after the Maturity Date

If any contract owner or the annuitant dies on or after the maturity date, the Company will pay the beneficiary a death benefit consisting of any benefit remaining under the annuity or income option then in effect.

THE ANNUITY PERIOD

Maturity Date

Under the Contract, you can receive regular payments (annuity payments). You can choose the month and the year in which those payments begin (maturity date). You can also choose among payout options (annuity or income options) or elect a lump sum distribution. While the annuitant is alive, you can change your selection any time up to the maturity date. Annuity or income payments will begin on the maturity date stated in the Contract unless (1) you fully surrendered the Contract; (2) we paid the proceeds to the beneficiary before that date; or (3) you elected another date. Annuity payments are a series of periodic payments (a) for life; (b) for life with either a minimum number of payments or a specific amount assured; or (c) for the joint lifetime of the annuitant and another person, and thereafter during the lifetime of the survivor. Income options are for a fixed period or fixed amount. We may require proof t hat the annuitant is alive before we make annuity payments. Not all options may be available in all states.

You may choose to annuitize at any time after you purchase your Contract. Unless you elect otherwise, the maturity date will be the annuitant’s 70th birthday for qualified Contracts and the annuitant’s 75th birthday for nonqualified Contracts or ten years after the effective date of the Contract, if later. (In certain states, the maturity date elected may not be later than the annuitant’s 90th birthday; refer to your Contract.)

At least 30 days before the original maturity date, you may elect to extend the maturity date to any time prior to the annuitant’s 85th birthday for nonqualified Contracts or, for qualified Contracts, to a later date with our consent. You may use certain annuity options taken at the maturity date to meet the minimum required distribution requirements of federal tax law, or you may use a program of withdrawals instead. These mandatory distribution requirements take effect generally upon the death of the contract owner, or with certain qualified Contracts upon either the later of the contract owner’s attainment of age 701/2 or year of retirement; or the death of the contract owner. You should seek independent tax advice regarding the election of minimum required distributions.

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Allocation of Annuity

You may elect to receive your annuity payments in the form of a variable annuity, a fixed annuity, or a combination of both. If, at the time annuity payments begin, you have not made an election, we will apply your cash surrender value to provide an annuity funded by the same funding options as you have selected during the accumulation period. At least 30 days before the maturity date, you may transfer the contract value among the funding options in order to change the basis on which we will determine annuity payments. (See “Transfers.”)

Variable Annuity

You may choose an annuity payout that fluctuates depending on the investment experience of the variable funding options. We determine the number of annuity units credited to the Contract by dividing the first monthly annuity payment attributable to each variable funding option by the corresponding accumulation unit value as of 14 days before the date annuity payments begin. We use an annuity unit to measure the dollar value of an annuity payment. The number of annuity units (but not their value) remains fixed during the annuity period.

Determination of First Annuity Payment. Your Contract contains the tables we use to determine your first monthly annuity payment. If you elect a variable annuity, the amount we apply to it will be the cash surrender value as of 14 days before the date annuity payments begin, less any applicable premium taxes not previously deducted.

The amount of your first monthly payment depends on the annuity option you elected and the annuitant’s adjusted age. Your Contract contains the formula for determining the adjusted age. We determine the total first monthly annuity payment by multiplying the benefit per $1,000 of value shown in the Contract tables (or, if they would produce a larger payment, the tables then in effect on the maturity date) by the number of thousands of dollars of contract value you apply to that annuity option. The contract tables factor in an assumed daily net investment factor. We call this your net investment rate. For example, a net investment rate of 3% corresponds to an annual interest rate of 3%. This means that if the annualized investment performance, after expenses, of your variable funding options is less than 3%, then the dollar amount of your variable annuity payments will decrease. However, if the annualized investment p erformance, after expenses, of your variable funding options is greater than 3%, then the dollar amount of your variable annuity payments will increase.

Determination of Second and Subsequent Annuity Payments. The dollar amount of all subsequent annuity payments changes from month to month based on the investment experience of the applicable funding options. The total amount of each annuity payment will equal the sum of the basic payments in each funding option. We determine the actual amounts of these payments by multiplying the number of annuity units we credited to each funding option by the corresponding annuity unit value as of the date 14 days before the date the payment is due.

Fixed Annuity

You may choose a fixed annuity that provides payments which do not vary during the annuity period. We will calculate the dollar amount of the first fixed annuity payment as described under “Variable Annuity,” except that the amount we apply to begin the annuity will be your cash surrender value as of the date annuity payments begin. Payout rates will not be lower than that shown in the Contract. If it would produce a larger payment, the first fixed annuity payment will be determined using the Life Annuity Tables in effect on the maturity date.

PAYMENT OPTIONS

Election of Options

While the annuitant is alive, you can change your annuity or income option selection any time up to the maturity date. Once annuity or income payments have begun, no further elections are allowed.

During the annuitant’s lifetime, if you do not elect otherwise before the maturity date, we will pay you (or another designated payee) the first of a series of monthly annuity or income payments based on the life of the

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annuitant, in accordance with Annuity Option 2 (Life Annuity with 120 monthly payments assured). For certain qualified contracts, Annuity Option 4 (Joint and Last Survivor Life Annuity — Annuity Reduced on Death of Primary Payee) will be the automatic option as described in the Contract.

The minimum amount that can be placed under an annuity or income option will be $2,000 unless we agree to a lesser amount. If any monthly periodic payment due is less than $100, the Company reserves the right to make payments at less frequent intervals, or to pay the contract value in a lump-sum.

On the maturity date, we will pay the amount due under the Contract in accordance with the payment option that you select. You may choose to receive a single lump-sum payment. You must elect an option in writing, in a form satisfactory to the Company. Any election made during the lifetime of the annuitant must be made by the contract owner.

Annuity Options

Subject to the conditions described in “Election of Options” above, we may pay all or any part of the cash surrender value under one or more of the following annuity options. Payments under the annuity options are generally made on a monthly basis. We may offer additional options.

Option 1 — Life Annuity — No Refund. The Company will make annuity payments during the lifetime of the annuitant ending with the last payment before death. This option offers the maximum periodic payment, since there is no assurance of a minimum number of payments or provision for a death benefit for beneficiaries.

Option 2 — Life Annuity with 120, 180 or 240 Monthly Payments Assured. The Company will make monthly annuity payments during the lifetime of the annuitant, with the agreement that if, at the death of that person, payments have been made for less than 120, 180 or 240 months, as elected, we will continue making payments to the beneficiary during the remainder of the period.

Option 3 — Joint and Last Survivor Life Annuity — No Refund. The Company will make regular annuity payments during the lifetime of the annuitant and a second person. When either person dies, we will continue making payments to the survivor. No further payments will be made following the death of the survivor.

Option 4 — Joint and Last Survivor Life Annuity — Annuity Reduced on Death of Primary Payee. The Company will make annuity payments during the lifetimes of the annuitant and a second person. You will designate one as primary payee, and the other will be designated as secondary payee. On the death of the secondary payee, the Company will continue to make monthly annuity payments to the primary payee in the same amount that would have been payable during the joint lifetime of the two persons. On the death of the primary payee, the Company will continue to make annuity payments to the secondary payee in an amount equal to 50% of the payments, which would have been made during the lifetime of the primary payee. No further payments will be made once both payees have died.

Option 5 — Other Annuity Options. The Company will make any other arrangements for annuity payments as may be mutually agreed upon.

Income Options

Instead of one of the annuity options described above, and subject to the conditions described under “Election of Options,” all or part of the Contract’s cash surrender value (or, if required by state law, contract value) may be paid under one or more of the following income options, provided that they are consistent with federal tax law qualification requirements. Payments under the income options may be elected on a monthly, quarterly, semiannual or annual basis:

Option 1 — Payments of a Fixed Amount. We will make equal payments of the amount elected until the cash surrender value applied under this option has been exhausted. We will pay the first payment and all later payments from each funding option or the Fixed Account in proportion to the cash surrender value attributable to each funding option and/or Fixed Account. The final payment will include any amount insufficient to make another full payment.

Option 2 — Payments for a Fixed Period. We will make payments for the period selected. The amount of each payment will be equal to the remaining cash surrender value applied under this option divided by the number of remaining payments.

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Option 3 — Other Income Options. We will make any other arrangements for income options as may be mutually agreed upon.

Variable Liquidity Benefit

This benefit is only offered with Variable Annuity Options (as described in the Settlement Provisions of the Contract) for Fixed Period Option only payments, without Life Contingency.

At any time after annuitization and before death, the contract owner may surrender and receive a payment equal to (A) minus (B), where (A) equals the present value of remaining certain payments, and (B) equals a surrender charge not to exceed the maximum surrender charge rate shown on the specifications page of the contract multiplied by (A). The interest rate used to calculate the present value is the Assumed (Daily) Net Investment Factor used to calculate the annuity payments. The remaining period certain payments are assumed to be level payments equal to the most recent period certain payment prior to the request for this liquidity benefit.

MISCELLANEOUS CONTRACT PROVISIONS

Right to Return

You may return the Contract for a full refund of the contract value plus any contract charges and premium taxes you paid (but not any fees and charges the underlying fund assessed) within twenty days after you receive it (the “right to return period”). You bear the investment risk of investing in the variable funding options during the right to return period; therefore, the contract value we return may be greater or less than your purchase payment.

If you purchase the Contract as an Individual Retirement Annuity, and return it within the first seven days after delivery, we will refund your purchase payment in full; during the remainder of the right to return period, we will refund the contract value (including charges).

We will determine the contract value following the close of the business day on which we receive your Contract and a written request for a refund. Where state law requires a longer period, or the return of purchase payments or other variations of this provision, we will comply. Refer to your Contract for any state-specific information.

Termination

You do not need to make any purchase payments after the first to keep the Contract in effect. However, we reserve the right to terminate the Contract on any business day if your contract value as of that date is less than $2,000 and you have not made purchase payments for at least two years, unless otherwise specified by state law. Termination will not occur until 31 days after we have mailed notice of termination to your last known address and to any assignee of record. If we terminate the Contract, we will pay you the cash surrender value less any applicable taxes.

Required Reports

As often as required by law, but at least once in each contract year before the due date of the first annuity payment, we will furnish a report showing the number of accumulation units credited to the Contract and the corresponding accumulation unit value(s) as of the report date for each funding option to which the contract owner has allocated amounts during the applicable period. The Company will keep all records required under federal and state laws.

Suspension of Payments

The Company reserves the right to suspend or postpone the date of any payment or determination of values on any business day (1) when the New York Stock Exchange (“the Exchange”) is closed; (2) when trading on the Exchange is restricted; (3) when an emergency exists as determined by the SEC so that the sale of securities held in the Separate Account may not reasonably occur or so that the Company may not reasonably determine the

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value the Separate Account’s net assets; or (4) during any other period when the SEC, by order, so permits for the protection of security holders. Payments from the Fixed Account may be delayed up to 6 months.

THE SEPARATE ACCOUNTS

The Travelers Insurance Company and the Travelers Life and Annuity Company each sponsor separate accounts: Fund ABD and Fund ABD II, respectively. Both Fund ABD and Fund ABD II were established on October 17, 1995 and are registered with the SEC as unit investment trusts (separate account) under the Investment Company Act of 1940, as amended. We will invest Separate Account assets attributable to the Contracts exclusively in the shares of the variable funding options.

We hold the assets of Fund ABD and Fund ABD II for the exclusive and separate benefit of the owners of each separate account, according to the laws of Connecticut. Income, gains and losses, whether or not realized, from assets allocated to the Separate Account are, in accordance with the Contracts, credited to or charged against the Separate Account without regard to other income, gains and losses of the Company. The assets held by the Separate Account are not chargeable with liabilities arising out of any other business that we may conduct. Obligations under the Contract are obligations of the Company.

All investment income and other distributions of the funding options are payable to the Separate Account. We reinvest all such income and/or distributions in shares of the respective funding option at net asset value. Shares of the funding options are currently sold only to life insurance company separate accounts to fund variable annuity and variable life insurance contracts.

Certain variable annuity separate accounts and variable life insurance separate accounts may invest in the funding options simultaneously (called “mixed” and “shared” funding). It is conceivable that in the future it may be disadvantageous to do so. Although the Company and the variable funding options do not currently foresee any such disadvantages either to variable annuity contract owners or variable life policy owners, each variable funding option’s Board of Directors intends to monitor events in order to identify any material conflicts between them and to determine what action, if any, should be taken. If a Board of Directors was to conclude that separate funds should be established for variable life and variable annuity separate accounts, the variable annuity contract owners would not bear any of the related expenses, but variable annuity contract owners and variable life insurance poli cy owners would no longer have the economies of scale resulting from a larger combined fund.

Performance Information

From time to time, we may advertise several types of historical performance for the Contract’s variable funding options. We may advertise the “standardized average annual total returns” of the variable funding option, calculated in a manner prescribed by the SEC, and the “nonstandardized total return,” as described below. Specific examples of the performance information appear in the SAI.

Standardized Method. We compute quotations of average annual total returns according to a formula in which a hypothetical initial investment of $1,000 is applied to the variable funding option, and then related to ending redeemable values over one-, five-, and ten-year periods, or for a period covering the time during which the funding option has been in existence, if less. Purchase payment credits are not included in these calculations. These quotations reflect the deduction of all recurring charges during each period (on a pro rata basis in the case of fractional periods). We convert the deduction for the annual contract administrative charge to a percentage of assets based on the actual fee collected, divided by the average net assets for Contracts sold. Each quotation assumes a total redemption at the end of each period with the applicable withdrawal charge deducted at that time.

Nonstandardized Method. We calculate nonstandardized “total returns” in a similar manner based on the performance of the funding options over a period of time, usually for the calendar year-to-date, and for the past one-, three-, five- and ten-year periods. Nonstandardized total returns will not reflect the deduction of the annual contract administrative charge, which, if reflected, would decrease the level of performance shown. Purchase payment credits are not included in these calculations. These returns also do not reflect the withdrawal charge because we designed the Contract for long-term investment.

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For underlying funds that were in existence before they became available as a funding option, the nonstandardized average annual total return quotations reflects the investment performance that such funding options would have achieved (reduced by the applicable charges) had the underlying fund been held under the Contract for the period quoted. The total return quotations are based upon historical earnings and are not necessarily representative of future performance.

General. Within the guidelines prescribed by the SEC and the National Association of Securities Dealers, Inc. (“NASD”), performance information may be quoted numerically or may be presented in a table, graph or other illustration. Advertisements may include data comparing performance to well-known indices of market performance (including, but not limited to, the Dow Jones Industrial Average, the Standard & Poor’s (S&P) 500 Index, the S&P 400 Index, the Lehman Brothers Long T-Bond Index, the Russell 1000, 2000 and 3000 Indices, the Value Line Index, and the Morgan Stanley Capital International’s EAFE Index). Advertisements may also include published editorial comments and performance rankings compiled by independent organizations (including, but not limited to, Lipper Analytical Services, Inc. and Morningstar, Inc.) and publications that monitor the performance of the Separate Account and the variable funding options.

FEDERAL TAX CONSIDERATIONS

The following general discussion of the federal income tax consequences under this Contract is not intended to cover all situations, and is not meant to provide tax advice. Because of the complexity of the law and the fact that the tax results will vary depending on many factors, you should consult your tax adviser regarding your personal situation. For your information, a more detailed tax discussion is contained in the SAI.

Non-Resident Aliens

Distributions to non-resident aliens (“NRAs”) are subject to special tax and withholding rules under the Code. In addition, annuity payments to NRAs in many countries are exempt from U.S. tax (or subject to lower rates) based upon a tax treaty. NRAs should seek guidance from a tax adviser regarding their personal situation.

General Taxation of Annuities

Congress has recognized the value of saving for retirement by providing certain tax benefits, in the form of tax deferral, for money put into an annuity. The Internal Revenue Code (Code) governs how this money is ultimately taxed, depending upon the type of Contract, qualified or non-qualified, and the manner in which the money is distributed, as briefly described below.

Tax-Free Exchanges: The Internal Revenue Code provides that, generally, no gain or loss is recognized when an annuity Contract is received in exchange for a life, endowment, or annuity Contract. Since different annuity Contracts have different expenses, fees and benefits, a tax-free exchange could result in your investment becoming subject to higher or lower fees and/or expenses.

Types of Contracts: Qualified or Nonqualified

If you purchase an annuity Contract with proceeds of an eligible rollover distribution from any qualified employee pension plan or individual retirement annuity (IRA), your Contract is referred to as a qualified Contract. Some examples of qualified Contracts are: IRAs, 403(b) annuities established by public school systems or certain tax-exempt organizations, corporate sponsored pension and profit-sharing plans (including 401(k) plans), Keogh Plans (for self-employed individuals), and certain other qualified deferred compensation plans. An exception to this is a qualified plan called a Roth IRA. Under Roth IRAs, after-tax contributions accumulate until maturity, when amounts (including earnings) may be withdrawn tax-free. The rights and benefits under a qualified Contract may be limited by the terms of the retirement plan, regardless of the terms and conditions of the Contract. If you purchase the Contract on an individual basis with after-tax dollars and not under one of the pro grams described above, your Contract is referred to as nonqualified.

Nonqualified Annuity Contracts

As the owner of a nonqualified annuity, you do not receive any tax benefit (deduction or deferral of income) on purchase payments, but you will not be taxed on increases in the value of your Contract until a distribution

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occurs — either as a withdrawal (distribution made prior to the maturity date), or as annuity payments. When a withdrawal is made, you are taxed on the amount of the withdrawal that is considered earnings. Similarly, when you receive an annuity payment, part of each payment is considered a return of your purchase payments and will not be taxed. The remaining portion of the annuity payment (i.e., any earnings) will be considered ordinary income for tax purposes.

If a nonqualified annuity is owned by other than an individual, however, (e.g., by a corporation), increases in the value of the Contract attributable to purchase payments made after February 28, 1986 are includible in income annually. Furthermore, for Contracts issued after April 22, 1987, if you transfer the Contract without adequate consideration all deferred increases in value will be includible in your income at the time of the transfer.

If you make a partial withdrawal, this money will generally be taxed as first coming from earnings, (income in the contract), and then from your purchase payments. These withdrawn earnings are includible in your income. (See “Penalty Tax for Premature Distributions” below.) There is income in the Contract to the extent the contract value exceeds your investment in the Contract. The investment in the Contract equals the total purchase payments you paid less any amount received previously which was excludible from gross income. Any direct or indirect borrowing against the value of the Contract or pledging of the Contract as security for a loan will be treated as a cash distribution under the tax law, and will have consequences in the year taken.

The Contract provides one or more optional enhanced death benefits that in some cases may exceed the greater of the purchase price or contract value. It is possible that the IRS may take a position that the charges for the optional enhanced death benefit(s) are deemed to be taxable distributions to you. Although we do not believe that a charge under such an optional death benefit should be treated as a taxable withdrawal, you should consult your tax adviser before selecting any rider or endorsement to the Contract.

Federal tax law requires that nonqualified annuity Contracts meet minimum mandatory distribution requirements upon the death of the contract owner, including the first of joint owners. If these requirements are not met, the Contract will not be treated as an annuity Contract for Federal income tax purposes and earnings under the Contract will be taxable currently, not when distributed. The distribution required depends, among other things, upon whether an annuity option is elected or whether the new contract owner is the surviving spouse. We will administer Contracts in accordance with these rules and we will notify you when you should begin receiving payments. There is a more complete discussion of these rules in the SAI.

Puerto Rico Tax Considerations

The Puerto Rico Internal Revenue Code of 1994 (the “1994 Code”) taxes distributions from nonqualified annuity contracts differently than in the U.S. Distributions that are not in the form of an annuity (including partial surrenders and period certain payments) are treated under the 1994 Code first as a return of investment. Therefore, no taxable income is recognized for Puerto Rico tax purposes until the cumulative amount paid exceeds your tax basis. Similarly, the amount of income on annuity distributions (payable over your lifetime) is calculated differently. Since Puerto Rico residents are also subject to U.S. tax on all income other than income sourced to Puerto Rico, the timing of recognition of income from an annuity contract could vary between the two jurisdictions. Although the 1994 Code provides a credit against the Puerto Rico income tax for U.S. income taxes, an individual may not get full credit because of the timing differences. You should consult with a personal tax adviser regarding the tax consequences of purchasing an annuity contract and/or a proposed distribution.

Qualified Annuity Contracts

Under a qualified annuity, since amounts paid into the Contract have generally not yet been taxed, the full amount of all distributions, including lump-sum withdrawals and annuity payments, are generally taxed at the ordinary income tax rate unless the distribution is transferred to an eligible rollover account or Contract. The Contract is available as a vehicle for IRA rollovers and for other qualified Contracts. There are special rules which govern the taxation of qualified Contracts, including withdrawal restrictions, requirements for mandatory distributions, and contribution limits. We have provided a more complete discussion in the SAI.

Note to participants in qualified plans including 401, 403(b), 457 as well as IRA owners: While annual plan contribution limits may be increased from time to time by Congress and the IRS for federal income tax purposes, these limits must be adopted by each state for the higher limits to be effective at a state income tax level. In

31

other words, the permissible contribution limit for income tax purposes may be different at the federal level from your state’s income tax laws. Please consult your employer or tax advisor regarding this issue.

The Contract includes one or more optional enhanced death benefits that in some cases may exceed the greater of the purchase payments or contract value. The IRS has not reviewed the Contract for qualification as an IRA, and has not addressed in a ruling of general applicability, whether a death benefit such as the optional death benefit(s) in the Contract comports with IRA qualification requirements. Although the Company regards the optional enhanced death benefit as a permissible benefit under an IRA, the IRS may take a contrary position regarding tax qualification resulting in deemed distributions and penalty taxes. You should consult your tax adviser prior to selecting any optional enhanced death benefit for an IRA.

Penalty Tax for Premature Distributions

For both qualified and nonqualified contracts, taxable distributions taken before the contract owner has reached the age of 591/2 will be subject to a 10% additional tax penalty unless the distribution is taken in a series of periodic distributions, for life or life expectancy, or unless the distribution follows the death or disability of the contract owner. Other exceptions may be available in certain qualified plans. This is in addition to any penalites which may apply under your Contract.

Diversification Requirements for Variable Annuities

The Code requires that any nonqualified variable annuity Contracts based on a separate account shall not be treated as an annuity for any period if investments made in the account are not adequately diversified. Final tax regulations define how separate accounts must be diversified. The Company monitors the diversification of investments constantly and believes that its accounts are adequately diversified. The consequence of any failure to diversify is essentially the loss to the Contract owner of tax deferred treatment. The Company intends to administer all Contracts subject to this provision of law in a manner that will maintain adequate diversification.

Ownership of the Investments

In certain circumstances, owners of variable annuity Contracts have been considered to be the owners of the assets of the underlying separate account for Federal income tax purposes due to their ability to exercise investment control over those assets. When this is the case, the contract owners have been currently taxed on income and gains attributable to the variable account assets. There is little guidance in this area, and some features of the Contract, such as the flexibility of the contract owner to allocate premium payments and transfer amounts among the funding options, have not been addressed in public rulings. While we believe that the Contract does not give the contract owner investment control over separate account assets, we reserve the right to modify the Contract as necessary to prevent a contract owner from being treated as the owner of the separate account assets supporting the Contract.

Mandatory Distributions For Qualified Plans

Federal tax law requires that minimum annual distributions begin by April 1st of the calendar year following the calendar year in which an IRA owner attains age 701/2. Participants in qualified plans and 403(b) annuities may defer minimum distributions until the later of April 1st of the calendar year following the calendar year in which they attain age 701/2 or the year of retirement.

Minimum Distributions For Beneficiaries When a death benefit becomes due upon the death of the owner and/or annuitant, minimum distributions may be taken over the life expectancy of the beneficiary not less than annually within one year from the date of death or the funds remaining in the Contract must be completely withdrawn within five years from the date of death.

Taxation of Death Benefit Proceeds

Amounts may be distributed from a Contract because of the death of an owner or annuitant. Generally, such amounts are includible in the income of the recipient as follows: (i) if distributed in a lump sum, they are taxed in the same manner as a full surrender of the contract; or (ii) if distributed under a payment option, they are taxed in the same way as annuity payments.

32

OTHER INFORMATION

The Insurance Companies

Please refer to your Contract to determine which Company issued your Contract.

The Travelers Insurance Company is a stock insurance company chartered in 1863 in Connecticut and continuously engaged in the insurance business since that time. It is licensed to conduct life insurance business in all states of the United States, the District of Columbia, Puerto Rico, Guam, the U.S. and British Virgin Islands and the Bahamas. The Company is an indirect wholly owned subsidiary of Citigroup Inc. The Company’s Home Office is located at One Tower Square, Hartford, Connecticut 06183.

The Travelers Life and Annuity Company is a stock insurance company chartered in 1973 in Connecticut and continuously engaged in the insurance business since that time. It is licensed to conduct life insurance business in a majority of the states of the United States, the District of Columbia and Puerto Rico, and intends to seek licensure in the remaining states, except New York. The Company is an indirect wholly owned subsidiary of Citigroup Inc. The Company’s Home Office is located at One Tower Square, Hartford, Connecticut 06183.

Financial Statements

The financial statements for the Company and its separate account are located in the Statement of Additional Information.

Distribution of Variable Annuity Contracts

We intend to sell the Contracts in all jurisdictions where we are licensed to do business and where the Contract is approved. Any registered representative of affiliated or independent broker-dealers who sell the Contracts will be qualified to sell variable annuities under applicable federal and state laws. Each broker-dealer is registered with the SEC under the Securities Exchange Act of 1934, and all are members of the NASD. The principal underwriter of the Contracts is our affiliate, Travelers Distribution LLC, One Tower Square, Hartford, CT.

Up-front compensation paid to sales representatives will not exceed 8% of the purchase payments made under the Contracts. If asset based compensation is paid, it will not exceed 2% of the average account value annually. From time to time, we may pay or permit other promotional incentives, in cash, credit or other compensation.

Conformity with State and Federal Laws

The laws of the state in which we deliver a Contract govern that Contract. Where a state has not approved a Contract feature or funding option, it will not be available in that state. Any paid-up annuity, cash surrender value or death benefits that are available under the Contract are not less than the minimum benefits required by the statutes of the state in which we delivered the Contract. We reserve the right to make any changes, including retroactive changes, in the Contract to the extent that the change is required to meet the requirements of any law or regulation issued by any governmental agency to which the Company, the Contract or the contract owner is subject.

Voting Rights

The Company is the legal owner of the shares of the underlying funds. However, we believe that when an underlying fund solicits proxies in conjunction with a vote of shareholders we are required to obtain from you and from other owners instructions on how to vote those shares. We will vote all shares, including those we may own on our own behalf, and those where we have not received instructions from contract owners, in the same proportion as shares for which we received voting instructions. Should we determine that we are no longer required to comply with the above, we will vote on the shares in our own right. In certain limited circumstances, and when permitted by law, we may disregard voting instructions. If we do disregard voting instructions, a summary of that action and the reasons for such action would be included in the next annual report to contract owners.

33

Legal Proceedings and Opinions

Legal matters in connection with the federal laws and regulations affecting the issue and sale of the contract described in this prospectus, as well as the organization of the Companies, their authority to issue variable annuity contracts under Connecticut law and the validity of the forms of the variable annuity contracts under Connecticut law, have been passed on by the General Counsel of the Companies.

There are no pending legal proceedings affecting either Separate Account or the principal underwriter. There are no pending legal proceedings against either Company likely to have a material adverse effect on the ability of either Company to meet its obligations under the applicable Contract.

34

APPENDIX A
TRAVELERS PREMIER ADVISERS
CONDENSED FINANCIAL INFORMATION

THE TRAVELERS FUND ABD FOR VARIABLE ANNUITIES
Accumulation Unit Values
Unit Values are expressed in dollars

	Year Ended December 31,			Period From May 28, 1998 (effective date) to December 31,

Funding Option	2001	2000(2)	1999(2)	1998(2)

Janus Aspen Series
Balanced Portfolio — Service Shares (5/01)
Without E.S.P.
Unit Value at beginning of period	0.972	—	—	—
Unit Value at end of period	0.911	—	—	—
Number of units outstanding at end of period	13,475,207	—	—	—
With E.S.P.
Unit Value at beginning of period	1.000	—	—	—
Unit Value at end of period	0.910	—	—	—
Number of units outstanding at end of period	334,095	—	—	—
Capital Appreciation Portfolio — Service Shares (5/01)
Without E.S.P.
Unit Value at beginning of period	0.872	—	—	—
Unit Value at end of period	0.672	—	—	—
Number of units outstanding at end of period	615,886	—	—	—
With E.S.P.
Unit Value at beginning of period	1.000	—	—	—
Unit Value at end of period	0.671	—	—	—
Number of units outstanding at end of period	89,459	—	—	—
Strategic Value Portfolio — Service Shares (5/01)
Without E.S.P.
Unit Value at beginning of period	1.024	—	—	—
Unit Value at end of period	0.925	—	—	—
Number of units outstanding at end of period	134,151	—	—	—
With E.S.P.
Unit Value at beginning of period	1.000	—	—	—
Unit Value at end of period	0.924	—	—	—
Number of units outstanding at end of period	65,274	—	—	—
Worldwide Growth Portfolio — Service Shares (5/00)
Without E.S.P.
Unit Value at beginning of period	0.798	—	—	—
Unit Value at end of period	0.609	—	—	—
Number of units outstanding at end of period	16,824,804	—	—	—
With E.S.P.
Unit Value at beginning of period	1.000	—	—	—
Unit Value at end of period	0.608	—	—	—
Number of units outstanding at end of period	259,969	—	—	—
A-1

APPENDIX A
TRAVELERS PREMIER ADVISERS
CONDENSED FINANCIAL INFORMATION

THE TRAVELERS FUND ABD FOR VARIABLE ANNUITIES
Accumulation Unit Values (Continued)

	Year Ended December 31,			Period From May 28, 1998 (effective date) to December 31,

Funding Option	2001	2000(2)	1999(2)	1998(2)

Salomon Brothers Variable Series Fund, Inc.
Capital Fund (10/98)
Without E.S.P.
Unit Value at beginning of period	1.522	1.305	1.084	1.000
Unit Value at end of period	1.529	1.522	1.305	1.084
Number of units outstanding at end of period	5,065,288	907,328	216,465	55,964
With E.S.P.
Unit Value at beginning of period	1.000	—	—	—
Unit Value at end of period	1.527	—	—	—
Number of units outstanding at end of period	133,745	—	—	—
High Yield Bond Fund (8/98)
Without E.S.P.
Unit Value at beginning of period	1.017	1.032	0.991	1.000
Unit Value at end of period	1.055	1.017	1.032	0.991
Number of units outstanding at end of period	421,112	319,825	208,039	117,685
With E.S.P.
Unit Value at beginning of period	1.000	—	—	—
Unit Value at end of period	1.053	—	—	—
Number of units outstanding at end of period	29,395	—	—	—
Investors Fund (6/98) (1)
Without E.S.P.
Unit Value at beginning of period	1.287	1.132	1.029	1.000
Unit Value at end of period	1.216	1.287	1.132	1.029
Number of units outstanding at end of period	15,853,833	7,090,936	3,905,967	1,764,644
With E.S.P.
Unit Value at beginning of period	1.000	—	—	—
Unit Value at end of period	1.214	—	—	—
Number of units outstanding at end of period	197,379	—	—	—
Small Cap Growth Fund (5/00)
Without E.S.P.
Unit Value at beginning of period	0.987	—	—	—
Unit Value at end of period	0.903	—	—	—
Number of units outstanding at end of period	1,517,383	—	—	—
With E.S.P.
Unit Value at beginning of period	1.000	—	—	—
Unit Value at end of period	0.901	—	—	—
Number of units outstanding at end of period	94,940	—	—	—
A-2

APPENDIX A
TRAVELERS PREMIER ADVISERS
CONDENSED FINANCIAL INFORMATION

THE TRAVELERS FUND ABD FOR VARIABLE ANNUITIES
Accumulation Unit Values (Continued)

	Year Ended December 31,			Period From May 28, 1998 (effective date) to December 31,

Funding Option	2001	2000(2)	1999(2)	1998(2)

Strategic Bond Fund (8/98)
Without E.S.P.
Unit Value at beginning of period	1.086	1.026	1.037	1.000
Unit Value at end of period	1.145	1.086	1.026	1.037
Number of units outstanding at end of period	914,232	624,887	344,250	127,127
With E.S.P.
Unit Value at beginning of period	1.000	—	—	—
Unit Value at end of period	1.143	—	—	—
Number of units outstanding at end of period	140,242	—	—	—
Travelers Series Trust
Equity Income Portfolio (12/96)
Without E.S.P.
Unit Value at beginning of year	1.652	1.535	—	—
Unit Value at end of year	1.521	1.652	—	—
Number of units outstanding at end of year	27,130,603	22,535,737	—	—
With E.S.P.
Unit Value at beginning of period	1.000	—	—	—
Unit Value at end of period	1.519	—	—	—
Number of units outstanding at end of period	89,211	—	—	—
Large Cap Portfolio (12/96)
Without E.S.P.
Unit Value at beginning of year	1.790	2.123	—	—
Unit Value at end of year	1.459	1.790	—	—
Number of units outstanding at end of year	24,478,530	22,306,844	—	—
With E.S.P.
Unit Value at beginning of period	1.000	—	—	—
Unit Value at end of period	1.457	—	—	—
Number of units outstanding at end of period	138,251	—	—	—
The Universal Institutional Funds, Inc.
Active International Allocation Portfolio (5/00)
Without E.S.P.
Unit Value at beginning of period	0.917	—	—	—
Unit Value at end of period	0.724	—	—	—
Number of units outstanding at end of period	432,621	—	—	—
With E.S.P.
Unit Value at beginning of period	1.000	—	—	—
Unit Value at end of period	0.723	—	—	—
Number of units outstanding at end of period	11,162	—	—	—
A-3

APPENDIX A
TRAVELERS PREMIER ADVISERS
CONDENSED FINANCIAL INFORMATION

THE TRAVELERS FUND ABD FOR VARIABLE ANNUITIES
Accumulation Unit Values (Continued)

	Year Ended December 31,			Period From May 28, 1998 (effective date) to December 31,

Funding Option	2001	2000(2)	1999(2)	1998(2)

Emerging Markets Equity Portfolio (11/98)
Without E.S.P.
Unit Value at beginning of period	0.889	1.476	0.769	1.000
Unit Value at end of period	0.820	0.889	1.476	0.769
Number of units outstanding at end of period	359,559	309,348	238,502	27,410
With E.S.P.
Unit Value at beginning of period	1.000	—	—	—
Unit Value at end of period	0.819	—	—	—
Number of units outstanding at end of period	735	—	—	—
Equity Growth Portfolio (5/00)
Without E.S.P.
Unit Value at beginning of period	0.823	—	—	—
Unit Value at end of period	0.688	—	—	—
Number of units outstanding at end of period	1,122,971	—	—	—
With E.S.P.
Unit Value at beginning of period	1.000	—	—	—
Unit Value at end of period	0.687	—	—	—
Number of units outstanding at end of period	110,211	—	—	—
Global Value Equity Portfolio (6/98)
Without E.S.P.
Unit Value at beginning of period	1.118	1.017	0.991	1.000
Unit Value at end of period	1.025	1.118	1.017	0.991
Number of units outstanding at end of period	1,261,854	922,022	508,044	163,749
With E.S.P.
Unit Value at beginning of period	1.000	—	—	—
Unit Value at end of period	1.023	—	—	—
Number of units outstanding at end of period	57,290	—	—	—
Mid Cap Growth Portfolio (5/00)
Without E.S.P.
Unit Value at beginning of period	0.861	—	—	—
Unit Value at end of period	0.600	—	—	—
Number of units outstanding at end of period	1,118,232	—	—	—
With E.S.P.
Unit Value at beginning of period	1.000	—	—	—
Unit Value at end of period	0.599	—	—	—
Number of units outstanding at end of period	79,193	—	—	—

A-4

APPENDIX A
TRAVELERS PREMIER ADVISERS
CONDENSED FINANCIAL INFORMATION

THE TRAVELERS FUND ABD FOR VARIABLE ANNUITIES
Accumulation Unit Values (Continued)

	Year Ended December 31,			Period From May 28, 1998 (effective date) to December 31,

Funding Option	2001	2000(2)	1999(2)	1998(2)

Mid Cap Value Portfolio (6/98)
Without E.S.P.
Unit Value at beginning of period	1.348	1.235	1.042	1.000
Unit Value at end of period	1.288	1.348	1.235	1.042
Number of units outstanding at end of period	1,390,184	859,060	818,991	219,618
With E.S.P.
Unit Value at beginning of period	1.000	—	—	—
Unit Value at end of period	1.286	—	—	—
Number of units outstanding at end of period	56,627	—	—	—
Technology Portfolio (5/00)
Without E.S.P.
Unit Value at beginning of period	0.654	—	—	—
Unit Value at end of period	0.330	—	—	—
Number of units outstanding at end of period	1,926,762	—	—	—
With E.S.P.
Unit Value at beginning of period	1.000	—	—	—
Unit Value at end of period	0.329	—	—	—
Number of units outstanding at end of period	102,301	—	—	—
U.S. Real Estate Portfolio (10/98)
Without E.S.P.
Unit Value at beginning of period	1.093	0.866	0.909
Unit Value at end of period	1.184	1.093	0.866
Number of units outstanding at end of period	478,734	138,149	105,964
With E.S.P.
Unit Value at beginning of period	1.000	—	—	—
Unit Value at end of period	1.182	—	—	—
Number of units outstanding at end of period	41,338	—	—	—
Value Portfolio (7/98)
Without E.S.P.
Unit Value at beginning of period	1.050	0.852	0.880	1.000
Unit Value at end of period	1.059	1.050	0.852	0.880
Number of units outstanding at end of period	1,653,571	938,076	853,765	258,345
With E.S.P.
Unit Value at beginning of period	1.000	—	—	—
Unit Value at end of period	1.057	—	—	—
Number of units outstanding at end of period	48,556	—	—	—
A-5

APPENDIX A
TRAVELERS PREMIER ADVISERS
CONDENSED FINANCIAL INFORMATION

THE TRAVELERS FUND ABD FOR VARIABLE ANNUITIES
Accumulation Unit Values (Continued)

	Year Ended December 31,			Period From May 28, 1998 (effective date) to December 31,

Funding Option	2001	2000(2)	1999(2)	1998(2)

Van Kampen Life Investment Trust
Comstock Portfolio Class II Shares (12/00)
Without E.S.P.
Unit Value at beginning of period	1.069	1.000	—	—
Unit Value at end of period	1.024	1.069	—	—
Number of units outstanding at end of period	3,476,351	1,000	—	—
With E.S.P.
Unit Value at beginning of period	1.000	—	—	—
Unit Value at end of period	1.023	—	—	—
Number of units outstanding at end of period	554,533	—	—	—
Domestic Income Portfolio Class II Shares (12/00)
Without E.S.P.
Unit Value at beginning of period	1.002	1.000	—	—
Unit Value at end of period	1.083	1.002	—	—
Number of units outstanding at end of period	532,043	1,000	—	—
With E.S.P.
Unit Value at beginning of period	1.000	—	—	—
Unit Value at end of period	1.081	—	—	—
Number of units outstanding at end of period	121,698	—	—	—
Emerging Growth Portfolio Class II Shares (12/00)
Without E.S.P.
Unit Value at beginning of period	0.986	1.000	—	—
Unit Value at end of period	0.664	0.986	—	—
Number of units outstanding at end of period	2,180,793	4,000	—	—
With E.S.P.
Unit Value at beginning of period	1.000	—	—	—
Unit Value at end of period	0.663	—	—	—
Number of units outstanding at end of period	196,322	—	—	—
Enterprise Portfolio Class II Shares (12/00)
Without E.S.P.
Unit Value at beginning of period	0.997	1.000	—	—
Unit Value at end of period	0.781	0.997	—	—
Number of units outstanding at end of period	522,639	2,000	—	—
With E.S.P.
Unit Value at beginning of period	1.000	—	—	—
Unit Value at end of period	0.779	—	—	—
Number of units outstanding at end of period	249,534	—	—	—
A-6

APPENDIX A
TRAVELERS PREMIER ADVISERS
CONDENSED FINANCIAL INFORMATION

THE TRAVELERS FUND ABD FOR VARIABLE ANNUITIES
Accumulation Unit Values (Continued)

	Year Ended December 31,			Period From May 28, 1998 (effective date) to December 31,

Funding Option	2001	2000(2)	1999(2)	1998(2)

Government Portfolio Class II Shares (12/00)
Without E.S.P.
Unit Value at beginning of period	1.003	1.000	—	—
Unit Value at end of period	1.055	1.003	—	—
Number of units outstanding at end of period	1,182,897	1,000	—	—
With E.S.P.
Unit Value at beginning of period	1.000	—	—	—
Unit Value at end of period	1.054	—	—	—
Number of units outstanding at end of period	276,796	—	—	—
Growth and Income Portfolio Class II Shares (12/00)
Without E.S.P.
Unit Value at beginning of period	1.036	1.000	—	—
Unit Value at end of period	0.960	1.036	—	—
Number of units outstanding at end of period	1,495,065	2,000	—	—
With E.S.P.
Unit Value at beginning of period	1.000	—	—	—
Unit Value at end of period	0.958	—	—	—
Number of units outstanding at end of period	653,059	—	—	—
Money Market Portfolio Class II Shares (12/00)
Without E.S.P.
Unit Value at beginning of period	1.002	1.000	—	—
Unit Value at end of period	1.022	1.002	—	—
Number of units outstanding at end of period	2,261,379	4,507	—	—
With E.S.P.
Unit Value at beginning of period	1.000	—	—	—
Unit Value at end of period	1.020	—	—	—
Number of units outstanding at end of period	467,658	—	—	—
Variable Insurance Products Fund II
Contrafund Portfolio — Service Class 2 (5/01)
Without E.S.P.
Unit Value at beginning of period	0.923	—	—	—
Unit Value at end of period	0.796	—	—	—
Number of units outstanding at end of period	8,023,592	—	—	—
With E.S.P.
Unit Value at beginning of period	1.000	—	—	—
Unit Value at end of period	0.795	—	—	—
Number of units outstanding at end of period	67,791	—	—	—
A-7

APPENDIX A
TRAVELERS PREMIER ADVISERS
CONDENSED FINANCIAL INFORMATION

THE TRAVELERS FUND ABD FOR VARIABLE ANNUITIES
Accumulation Unit Values (Continued)

	Year Ended December 31,			Period From May 28, 1998 (effective date) to December 31,

Funding Option	2001	2000(2)	1999(2)	1998(2)

Variable Insurance Products Fund III
Mid Cap Portfolio — Service Class 2 (5/01)
Without E.S.P.
Unit Value at beginning of period	1.050	—	—	—
Unit Value at end of period	0.999	—	—	—
Number of units outstanding at end of period	1,727,443	—	—	—
With E.S.P.
Unit Value at beginning of period	1.000	—	—	—
Unit Value at end of period	0.998	—	—	—
Number of units outstanding at end of period	4,842	—	—	—

______________

(1)	As the result of a merger in 2001, Investors Fund acquired the assets and stated liabilities of The Travelers Series Trust: Strategic Stock Portfolio and The Travelers Series Trust: Jurika and Voyles Core Equity Portfolio.

(2)	For this time period, “Number of units outstanding at end of period” may include annuity units.

The date next to each funding option's name reflects the date money first came into the funding option through the Separate Account. The Separate Account became effective on June 24,1996, although this product became active within this Separate Account in 1998. Funding Options not listed had no amounts yet allocated to them. The financial statements for Fund ABD and the consolidated financial statements of The Travelers Insurance Company and Subsidiaries are contained in the SAI.

A-8

APPENDIX B
TRAVELERS PREMIER ADVISERS
CONDENSED FINANCIAL INFORMATION

THE TRAVELERS FUND ABD II FOR VARIABLE ANNUITIES
Accumulation Unit Values
Unit Values are expressed in dollars

	Year Ended December 31,			*Period From April 8, 1998 (effective date) to December 31,

Funding Option	2001	2000(2)	1999(2)	1998(2)

Janus Aspen Series
Balanced Portfolio — Service Shares (5/01)
Without E.S.P.
Unit Value at beginning of period	0.972	—	—	—
Unit Value at end of period	0.911	—	—	—
Number of units outstanding at end of period	12,635,819	—	—	—
With E.S.P.
Unit Value at beginning of period	1.000
Unit Value at end of period	0.910
Number of units outstanding at end of period	1,393,717
Capital Appreciation Portfolio — Service Shares (5/01)
Without E.S.P.
Unit Value at beginning of period	0.872	—	—	—
Unit Value at end of period	0.672	—	—	—
Number of units outstanding at end of period	2,849,671	—	—	—
With E.S.P.
Unit Value at beginning of period	1.000	—	—	—
Unit Value at end of period	0.671	—	—	—
Number of units outstanding at end of period	989,729	—	—	—
Strategic Value Portfolio — Service Shares (5/01)
Without E.S.P.
Unit Value at beginning of period	1.024	—	—	—
Unit Value at end of period	0.925	—	—	—
Number of units outstanding at end of period	749,723	—	—	—
With E.S.P.
Unit Value at beginning of period	1.000	—	—	—
Unit Value at end of period	0.924	—	—	—
Number of units outstanding at end of period	338,809	—	—	—
Worldwide Growth Portfolio — Service Shares (5/01)
Without E.S.P.
Unit Value at beginning of period	0.798	—	—	—
Unit Value at end of period	0.609	—	—	—
Number of units outstanding at end of period	22,841,930	—	—	—
With E.S.P.
Unit Value at beginning of period	1.000	—	—	—
Unit Value at end of period	0.608	—	—	—
Number of units outstanding at end of period	2,406,047	—	—	—
B-1

APPENDIX B
TRAVELERS PREMIER ADVISERS
CONDENSED FINANCIAL INFORMATION

THE TRAVELERS FUND ABD II FOR VARIABLE ANNUITIES
Accumulation Unit Values (Continued)

	Year Ended December 31,			*Period From April 8, 1998 (effective date) to December 31,

Funding Option	2001	2000(2)	1999(2)	1998(2)

Salomon Brothers Variable Series Funds, Inc.
Capital Fund (5/98)
Without E.S.P.
Unit Value at beginning of period	1.522	1.305	1.084	1.000
Unit Value at end of period	1.529	1.522	1.305	1.084
Number of units outstanding at end of period	12,398,140	5,750,512	2,802,945	1,220,503
With E.S.P.
Unit Value at beginning of period	1.000	—	—	—
Unit Value at end of period	1.527	—	—	—
Number of units outstanding at end of period	1,558,759	—	—	—
High Yield Bond Fund (5/98)
Without E.S.P.
Unit Value at beginning of period	1.017	1.032	0.991	1.000
Unit Value at end of period	1.055	1.017	1.032	0.991
Number of units outstanding at end of period	3,941,691	3,132,176	3,085,254	2,965,625
With E.S.P.
Unit Value at beginning of period	1.000	—	—	—
Unit Value at end of period	1.053	—	—	—
Number of units outstanding at end of period	540,917	—	—	—
Investors Fund (4/98) (1)
Without E.S.P.
Unit Value at beginning of period	1.287	1.132	1.029	1.000
Unit Value at end of period	1.216	1.287	1.132	1.029
Number of units outstanding at end of period	19,646,073	12,889,045	8,670,638	3,232,444
With E.S.P.
Unit Value at beginning of period	1.000	—	—	—
Unit Value at end of period	1.214	—	—	—
Number of units outstanding at end of period	1,037,329	—	—	—
Small Cap Growth Fund (5/01)
Without E.S.P.
Unit Value at beginning of period	0.987	—	—	—
Unit Value at end of period	0.903	—	—	—
Number of units outstanding at end of period	4,642,573	—	—	—
With E.S.P.
Unit Value at beginning of period	1.000	—	—	—
Unit Value at end of period	0.901	—	—	—
Number of units outstanding at end of period	940,675	—	—	—
B-2

APPENDIX B
TRAVELERS PREMIER ADVISERS
CONDENSED FINANCIAL INFORMATION

THE TRAVELERS FUND ABD II FOR VARIABLE ANNUITIES
Accumulation Unit Values (Continued)

	Year Ended December 31,			*Period From April 8, 1998 (effective date) to December 31,

Funding Option	2001	2000(2)	1999(2)	1998(2)

Strategic Bond Fund (5/98)
Without E.S.P.
Unit Value at beginning of period	1.086	1.026	1.037	1.000
Unit Value at end of period	1.145	1.086	1.026	1.037
Number of units outstanding at end of period	7,447,350	4,817,403	3,695,681	1,887,776
With E.S.P.
Unit Value at beginning of period	1.000	—	—	—
Unit Value at end of period	1.143	—	—	—
Number of units outstanding at end of period	1,288,247	—	—	—
Travelers Series Trust
Equity Income Portfolio (12/96)
Without E.S.P.
Unit Value at beginning of period	1.652	1.535	—	—
Unit Value at end of period	1.521	1.652	—	—
Number of units outstanding at end of period	37,809,816	37,849,058	—	—
With E.S.P.
Unit Value at beginning of period	1.000	—	—	—
Unit Value at end of period	1.519	—	—	—
Number of units outstanding at end of period	841,328	—	—	—
Large Cap Portfolio (12/96)
Without E.S.P.
Unit Value at beginning of period	1.790	2.123	—	—
Unit Value at end of period	1.459	1.790	—	—
Number of units outstanding at end of period	31,920,493	34,231,283	—	—
With E.S.P.
Unit Value at beginning of period	1.000	—	—	—
Unit Value at end of period	1.457	—	—	—
Number of units outstanding at end of period	580,647	—	—	—
The Universal Institutional Funds, Inc.
Active International Allocation Portfolio (5/01)
Without E.S.P.
Unit Value at beginning of period	0.917	—	—	—
Unit Value at end of period	0.724	—	—	—
Number of units outstanding at end of period	2,321,630	—	—	—
With E.S.P.
Unit Value at beginning of period	1.000	—	—	—
Unit Value at end of period	0.723	—	—	—
Number of units outstanding at end of period	878,176	—	—	—
B-3

APPENDIX B
TRAVELERS PREMIER ADVISERS
CONDENSED FINANCIAL INFORMATION

THE TRAVELERS FUND ABD II FOR VARIABLE ANNUITIES
Accumulation Unit Values (Continued)

	Year Ended December 31,			*Period From April 8, 1998 (effective date) to December 31,

Funding Option	2001	2000(2)	1999(2)	1998(2)

Emerging Markets Equity Portfolio (5/98)
Without E.S.P.
Unit Value at beginning of period	0.889	1.476	0.769	1.000
Unit Value at end of period	0.820	0.889	1.476	0.769
Number of units outstanding at end of period	3,202,246	2,933,453	1,187,791	325,885
With E.S.P.
Unit Value at beginning of period	1.000	—	—	—
Unit Value at end of period	0.819	—	—	—
Number of units outstanding at end of period	237,107	—	—	—
Equity Growth Portfolio (5/01)
Without E.S.P.
Unit Value at beginning of period	0.823	—	—	—
Unit Value at end of period	0.688	—	—	—
Number of units outstanding at end of period	5,808,229	—	—	—
With E.S.P.
Unit Value at beginning of period	1.000	—	—	—
Unit Value at end of period	0.687	—	—	—
Number of units outstanding at end of period	1,876,512	—	—	—
Global Equity Portfolio (5/98)
Without E.S.P.
Unit Value at beginning of period	1.118	1.017	0.991	1.000
Unit Value at end of period	1.025	1.118	1.017	0.991
Number of units outstanding at end of period	8,990,510	7,845,996	4,937,653	2,791,215
With E.S.P.
Unit Value at beginning of period	1.000	—	—	—
Unit Value at end of period	1.023	—	—	—
Number of units outstanding at end of period	738,742	—	—	—
Mid Cap Growth Portfolio (5/98)
Without E.S.P.
Unit Value at beginning of period	0.861	—	—	—
Unit Value at end of period	0.600	—	—	—
Number of units outstanding at end of period	7,985,971	—	—	—
With E.S.P.
Unit Value at beginning of period	1.000	—	—	—
Unit Value at end of period	0.599	—	—	—
Number of units outstanding at end of period	1,418,290	—	—	—
B-4

APPENDIX B
TRAVELERS PREMIER ADVISERS
CONDENSED FINANCIAL INFORMATION

THE TRAVELERS FUND ABD II FOR VARIABLE ANNUITIES
Accumulation Unit Values (Continued)

	Year Ended December 31,			*Period From April 8, 1998 (effective date) to December 31,

Funding Option	2001	2000(2)	1999(2)	1998(2)

Mid Cap Value Portfolio (5/98)
Without E.S.P.
Unit Value at beginning of period	1.348	1.235	1.042	1.000
Unit Value at end of period	1.288	1.348	1.235	1.042
Number of units outstanding at end of period	12,284,770	9,721,231	5,752,898	3,208,568
With E.S.P.
Unit Value at beginning of period	1.000	—	—	—
Unit Value at end of period	1.286	—	—	—
Number of units outstanding at end of period	2,072,609	—	—	—
Technology Portfolio (5/00)
Without E.S.P.
Unit Value at beginning of period	0.654	—	—	—
Unit Value at end of period	0.330	—	—	—
Number of units outstanding at end of period	12,911,565	—	—	—
With E.S.P.
Unit Value at beginning of period	1.000	—	—	—
Unit Value at end of period	0.329	—	—	—
Number of units outstanding at end of period	2,263,429	—	—	—
U.S. Real Estate Portfolio (5/98)
Without E.S.P.
Unit Value at beginning of period	1.093	0.866	0.909	1.000
Unit Value at end of period	1.184	1.093	0.866	0.909
Number of units outstanding at end of period	3,245,254	2,626,035	1,437,131	693,461
With E.S.P.
Unit Value at beginning of period	1.000	—	—	—
Unit Value at end of period	1.182	—	—	—
Number of units outstanding at end of period	575,965	—	—	—
Value Portfolio (5/98)
Without E.S.P.
Unit Value at beginning of period	1.050	0.852	0.880	1.000
Unit Value at end of period	1.059	1.050	0.852	0.880
Number of units outstanding at end of period	12,306,001	9,127,019	6,166,448	2,812,523
With E.S.P.
Unit Value at beginning of period	1.000	—	—	—
Unit Value at end of period	1.057	—	—	—
Number of units outstanding at end of period	1,524,824	—	—	—
B-5

APPENDIX B
TRAVELERS PREMIER ADVISERS
CONDENSED FINANCIAL INFORMATION

THE TRAVELERS FUND ABD II FOR VARIABLE ANNUITIES
Accumulation Unit Values (Continued)

	Year Ended December 31,			*Period From April 8, 1998 (effective date) to December 31,

Funding Option	2001	2000(2)	1999(2)	1998(2)

Van Kampen Life Investment Trust
Comstock Portfolio Class II Shares (12/00)
Without E.S.P.
Unit Value at beginning of period	1.069	1.000	—	—
Unit Value at end of period	1.024	1.069	—	—
Number of units outstanding at end of period	8,766,086	5,863	—	—
With E.S.P.
Unit Value at beginning of period	1.000	—	—	—
Unit Value at end of period	1.023	—	—	—
Number of units outstanding at end of period	5,630,049	—	—	—
Domestic Income Portfolio — Class II Shares (1/01)
Without E.S.P.
Unit Value at beginning of period	1.002	—	—	—
Unit Value at end of period	1.083	—	—	—
Number of units outstanding at end of period	1,921,091	—	—	—
With E.S.P.
Unit Value at beginning of period	1.000	—	—	—
Unit Value at end of period	1.081	—	—	—
Number of units outstanding at end of period	1,477,358	—	—	—
Emerging Growth Portfolio Class II Shares (12/00)
Without E.S.P.
Unit Value at beginning of period	0.986	1.000	—	—
Unit Value at end of period	0.664	0.986	—	—
Number of units outstanding at end of period	4,736,674	35,033	—	—
With E.S.P.
Unit Value at beginning of period	1.000	—	—	—
Unit Value at end of period	0.663	—	—	—
Number of units outstanding at end of period	2,877,751	—	—	—
Enterprise Portfolio Class II Shares (12/00)
Without E.S.P.
Unit Value at beginning of period	0.997	1.000	—	—
Unit Value at end of period	0.781	0.997	—	—
Number of units outstanding at end of period	2,530,977	1,594	—	—
With E.S.P.
Unit Value at beginning of period	1.000	—	—	—
Unit Value at end of period	0.779	—	—	—
Number of units outstanding at end of period	1,289,753	—	—	—
B-6

APPENDIX B
TRAVELERS PREMIER ADVISERS
CONDENSED FINANCIAL INFORMATION

THE TRAVELERS FUND ABD II FOR VARIABLE ANNUITIES
Accumulation Unit Values (Continued)

	Year Ended December 31,			*Period From April 8, 1998 (effective date) to December 31,

Funding Option	2001	2000(2)	1999(2)	1998(2)

Government Portfolio Class II Shares (1/01)
Without E.S.P.
Unit Value at beginning of period	1.003	—	—	—
Unit Value at end of period	1.055	—	—	—
Number of units outstanding at end of period	5,139,233	—	—	—
With E.S.P.
Unit Value at beginning of period	1.000	—	—	—
Unit Value at end of period	1.054	—	—	—
Number of units outstanding at end of period	2,195,620	—	—	—
Growth and Income Portfolio Class II Shares (12/00)
Without E.S.P.
Unit Value at beginning of period	1.036	1.000	—	—
Unit Value at end of period	0.960	1.036	—	—
Number of units outstanding at end of period	7,010,204	38,789	—	—
With E.S.P.
Unit Value at beginning of period	1.000	—	—	—
Unit Value at end of period	0.958	—	—	—
Number of units outstanding at end of period	3,526,966	—	—	—
Money Market Portfolio — Class II Shares (1/01)
Without E.S.P.
Unit Value at beginning of year	1.002	—	—	—
Unit Value at end of year	1.022	—	—	—
Number of units outstanding at end of year	7,227,474	—	—	—
With E.S.P.
Unit Value at beginning of period	1.000	—	—	—
Unit Value at end of period	1.020	—	—	—
Number of units outstanding at end of period	2,802,694	—	—	—
Variable Insurance Products Fund II
Contrafund Portfolio — Service Class 2 (5/01)
Without E.S.P.
Unit Value at beginning of period	0.923	—	—	—
Unit Value at end of period	0.796	—	—	—
Number of units outstanding at end of period	8,215,904	—	—	—
With E.S.P.
Unit Value at beginning of period	1.000	—	—	—
Unit Value at end of period	0.795	—	—	—
Number of units outstanding at end of period	812,432	—	—	—
B-7

APPENDIX B
TRAVELERS PREMIER ADVISERS
CONDENSED FINANCIAL INFORMATION

THE TRAVELERS FUND ABD II FOR VARIABLE ANNUITIES
Accumulation Unit Values (Continued)

	Year Ended December 31,			*Period From April 8, 1998 (effective date) to December 31,

Funding Option	2001	2000(2)	1999(2)	1998(2)

Variable Insurance Products Fund III
Mid Cap Portfolio — Service Class 2 (5/01)
Without E.S.P.
Unit Value at beginning of period	1.050	—	—	—
Unit Value at end of period	0.999	—	—	—
Number of units outstanding at end of period	1,308,941	—	—	—
With E.S.P.
Unit Value at beginning of period	1.000	—	—	—
Unit Value at end of period	0.998	—	—	—
Number of units outstanding at end of period	422,120	—	—	—

______________

*	The Travelers Fund ABD II for Variable Annuities first became effective June 24, 1996 although this product became active within this Separate Account on April 8, 1998.

(1)	As the result of a merger in 2001, Investors Fund acquired the assets and stated liabilities of The Travelers Series Trust: Strategic Stock Portfolio and The Travelers Series Trust: Jurika and Voyles Core Equity Portfolio.

(2)	For this time period, “Number of units outstanding at end of year” may include annuity units.

The date next to each funding option's name reflects the date money first came into the funding option through the Separate Account. The Separate Account first became effective June 24,1996, although this product became active within this Separate Account on April 8,1998. Funding Options not listed had no amounts yet allocated to them. The financial statements for Fund ABD II and the financial statements of The Travelers Life and Annuity Company are contained in the SAI.

B-8

APPENDIX C

THE FIXED ACCOUNT

The Fixed Account is part of the Company’s general account assets. These general account assets include all assets of the Company other than those held in the separate accounts sponsored by the Company or its affiliates.

The staff of the SEC does not generally review the disclosure in the prospectus relating to the Fixed Account. Disclosure regarding the Fixed Account and the general account may, however, be subject to certain provisions of the federal securities laws relating to the accuracy and completeness of statements made in the prospectus.

Under the Fixed Account, the Company assumes the risk of investment gain or loss, guarantees a specified interest rate, and guarantees a specified periodic annuity payment. The investment gain or loss of the Separate Account or any of the funding options does not affect the Fixed Account contract value, or the dollar amount of fixed annuity payments made under any payout option.

We guarantee that, at any time, the Fixed Account contract value will not be less than the amount of the purchase payments allocated to the Fixed Account, plus interest credited as described below, less any applicable premium taxes or prior withdrawals.

Purchase payments allocated to the Fixed Account and any transfers made to the Fixed Account become part of the Company’s general account, which supports insurance and annuity obligations. The general account and any interest therein is not registered under, or subject to the provisions of, the Securities Act of 1933 or Investment Company Act of 1940. We will invest the assets of the Fixed Account at our discretion. Investment income from such Fixed Account assets will be allocated to us and to the Contracts participating in the Fixed Account.

Investment income from the Fixed Account allocated to us includes compensation for mortality and expense risks borne by us in connection with Fixed Account Contracts. The amount of such investment income allocated to the Contracts will vary from year to year in our sole discretion at such rate or rates as we prospectively declare from time to time.

We guarantee the initial rate for any allocations into the Fixed Account for one year from the date of such allocation. We guarantee subsequent renewal rates for the calendar quarter. We also guarantee that for the life of the Contract we will credit interest at not less than 3% per year. We will determine any interest we credit to amounts allocated to the Fixed Account in excess of 3% per year in our sole discretion. You assume the risk that interest credited to the Fixed Account may not exceed the minimum guarantee of 3% for any given year.

Transfers

You may make transfers from the Fixed Account to any other available variable funding option(s) twice a year during the 30 days following the semiannual anniversary of the contract date. We limit transfers to an amount of up to 15% of the Fixed Account contract value on the semiannual contract date anniversary. (This restriction does not apply to transfers under the Dollar Cost Averaging Program.) Amounts previously transferred from the Fixed Account to variable funding options may not be transferred back to the Fixed Account for a period of at least six months from the date of transfer. We reserve the right to waive either of these restrictions.

Automated transfers from the Fixed Account to any of the variable funding options may begin at any time. Automated transfers from the Fixed Account may not deplete your Fixed Account value in a period of less than twelve months from your enrollment in the Dollar Cost Averaging Program.

C-1

APPENDIX D

CONTENTS OF THE STATEMENT OF ADDITIONAL INFORMATION

The Statement of Additional Information contains more specific information and financial statements relating to The Travelers Insurance Company or The Travelers Life and Annuity Company. A list of the contents of the Statement of Additional Information is set forth below:

      The Insurance Company
      Principal Underwriter
      Distribution and Principal Underwriting Agreement
      Valuation of Assets
      Performance Information
      Federal Tax Considerations
      Independent Accountants
      Financial Statements

Copies of the Statement of Additional Information dated May 1, 2002 are available without charge. To request a copy, please clip this coupon on the dotted line above, enter your name and address in the spaces provided below, and mail to: The Travelers Insurance Company, Annuity Investor Services, One Tower Square, Hartford, Connecticut 06183. The Travelers Insurance Company Statement of Additional Information is printed on Form L-20686S, and The Travelers Life and Annuity Statement of Additional Information is printed on Form L20687S.

Name:
Address:

D-1

L-21166	May 1, 2002

                               PORTFOLIO ARCHITECT
                           PORTFOLIO ARCHITECT SELECT
                                PREMIER ADVISERS

                       STATEMENT OF ADDITIONAL INFORMATION

                                      dated

                                   May 1, 2002

                                       for

                  THE TRAVELERS FUND ABD FOR VARIABLE ANNUITIES

                                    ISSUED BY

                         THE TRAVELERS INSURANCE COMPANY

This Statement of Additional Information ("SAI") is not a prospectus but relates to, and should be read in  conjunction  with, the  Individual  Variable  Annuity
Contract  Prospectus dated May 1, 2002. A copy of the Prospectus may be obtained by writing to The  Travelers  Insurance  Company,  Annuity  Services,  One Tower
Square,  Hartford,  Connecticut  06183-9061,  or by calling (800) 842-9368 or by
accessing    the    Securities    and   Exchange    Commission's    website   at
http://www.sec.gov.

FINANCIAL STATEMENTS

                              THE INSURANCE COMPANY

         The Travelers  Insurance  Company (the  "Company") is a stock insurance company  chartered  in 1864  in  Connecticut  and  continuously  engaged  in the insurance  business  since that time.  The Company is  licensed to conduct  life insurance business in all states of the United States, the District of Columbia,
Puerto Rico,  Guam,  the U.S. and British  Virgin  Islands and the Bahamas.  The
Company's  Home  Office is located at One Tower  Square,  Hartford,  Connecticut
06183 and its telephone number is (860) 277-0111.

         The Company is a wholly owned subsidiary of PFS Services Inc., which is an  indirect,  wholly  owned  subsidiary  of  Citigroup  Inc.  ("Citigroup"),  a diversified global financial services holding company whose businesses provide a broad range of financial services to consumer and corporate customers around the world. Citigroup's activities are conducted through the Global Consumer,  Global
Corporate,  Global  Investment  Management and Private  Banking,  and Investment
Activities.

STATE REGULATION. The Company is subject to the laws of the state of Connecticut governing insurance companies and to regulation by the Insurance Commissioner of the state of Connecticut (the "Commissioner").  An annual statement covering the operations  of the  Company for the  preceding  year,  as well as its  financial conditions as of December 31 of such year,  must be filed with the  Commissioner in a prescribed  format on or before March 1 of each year.  The Company's  books and  assets are  subject to review or  examination  by the  Commissioner  or his agents at all times,  and a full  examination  of its operations is conducted at least once every four years.

         The Company is also subject to the insurance  laws and  regulations  of all other  states in which it is  licensed to operate.  However,  the  insurance departments of each of these states  generally  apply the laws of the home state
(jurisdiction of domicile) in determining the field of permissible investments.

THE SEPARATE ACCOUNT.  Fund ABD meets the definition of a separate account under the federal  securities  laws,  and will comply with the  provisions of the 1940
Act.  Additionally,  the operations of Fund ABD are subject to the provisions of
Section  38a-433 of the  Connecticut  General  Statutes,  which  authorizes  the
Commissioner  to  adopt  regulations  under  it.  Section  38a-433  contains  no restrictions on the investments of the Separate  Account,  and the  Commissioner has adopted no regulations under the Section that affect the Separate Account.

                              PRINCIPAL UNDERWRITER

         Travelers  Distribution LLC ("TDLLC")  serves as principal  underwriter for Fund ABD and the Contracts.  The offering is continuous.  TDLLC's  principal executive offices are located at One Tower Square, Hartford,  Connecticut. TDLLC is affiliated with the Company and Fund ABD.

                DISTRIBUTION AND PRINCIPAL UNDERWRITING AGREEMENT

         Under  the  terms  of  the  Distribution  and  Principal   Underwriting
Agreement  among Fund ABD,  TDLLC and the  Company,  TDLLC acts as agent for the distribution  of the Contracts and as principal  underwriter  for the Contracts.
The Company  reimburses TDLLC for certain sales and overhead expenses  connected with sales functions.

                               VALUATION OF ASSETS

FUNDING OPTIONS: The value of the assets of each Funding Option is determined at
4:00 p.m. eastern time on each business day, unless we need to close earlier due to an emergency.  A business day is any day the New York Stock Exchange is open.
It is expected  that the Exchange will be closed on Saturdays and Sundays and on the  observed  holidays  of  New  Year's  Day,  Martin  Luther  King,  Jr.  Day,
President's  Day,  Good  Friday,  Memorial  Day,  Independence  Day,  Labor Day,
Thanksgiving  Day  and  Christmas  Day.  Each  security  traded  on  a  national securities  exchange is valued at the last  reported  sale price on the business day.  If there has been no sale on that day,  then the

                                       1

value of the security is taken to be the mean between the reported bid and asked prices  on the  business  day or on the  basis  of  quotations  received  from a reputable broker or any other recognized source.

         Any  security  not traded on a  securities  exchange  but traded in the over-the-counter-market and for which market quotations are readily available is valued at the mean  between the quoted bid and asked  prices on the business day or on the basis of  quotations  received  from a  reputable  broker or any other recognized source.

         Securities traded on the  over-the-counter-market and listed securities with no reported  sales are valued at the mean between the last reported bid and asked prices or on the basis of quotations  received from a reputable  broker or other recognized source.

         Short-term investments for which a quoted market price is available are valued at market.  Short-term  investments  maturing in more than sixty days for which there is no reliable quoted market price are valued by "marking to market"
(computing  a market  value based upon  quotations  from  dealers or issuers for securities of a similar type,  quality and maturity.)  "Marking to market" takes into account unrealized  appreciation or depreciation due to changes in interest rates or other  factors  which would  influence  the current fair values of such securities.  Short-term  investments  maturing  in sixty  days or less for which there is no reliable  quoted  market  price are valued at  amortized  cost which approximates market.

THE CONTRACT  VALUE:  The value of an  accumulation  unit on any business day is determined by  multiplying  the value on the  preceding  business day by the net investment factor for the valuation period just ended. The net investment factor is used to measure  the  investment  performance  of a Funding  Option  from one valuation period to the next. The net investment factor for a Funding Option for any  valuation  period is equal to the sum of 1.000000  plus the net  investment rate (the gross  investment rate less any applicable  Funding Option  deductions during the  valuation  period  relating to the mortality and expense risk charge and the administrative  expense charge).  The gross investment rate of a Funding
Option is equal to (a) minus (b), divided by (c) where:

     (a) = investment  income plus capital gains and losses (whether realized or unrealized);

     (b) = any deduction for applicable taxes (presently zero); and

     (c) = the value of the assets of the Funding Option at the beginning of the valuation period.

         The gross investment rate may be either positive or negative. A Funding
Option's  investment  income includes any  distribution  whose  ex-dividend date occurs during the valuation period.

ACCUMULATION  UNIT VALUE.  The value of the  accumulation  unit for each Funding
Option was initially  established at $1.00. The value of an accumulation unit on any  business  day is  determined  by  multiplying  the  value on the  preceding business day by the net investment  factor for the valuation  period just ended.
The net  investment  factor is calculated for each Funding Option and takes into account  the  investment  performance,  expenses  and the  deduction  of certain expenses.

ANNUITY UNIT VALUE.  The initial  Annuity Unit Value  applicable to each Funding
Option was established at $1.00. An annuity unit value as of any business day is equal to (a) the  value  of the  annuity  unit on the  preceding  business  day, multiplied  by (b) the  corresponding  net  investment  factor for the valuation period just ended,  divided by (c) the  assumed  net  investment  factor for the valuation  period.  (For example,  the assumed net investment factor based on an annual assumed net investment rate of 3.0% for a Valuation  Period of one day is
1.000081 and, for a period of two days, is 1.000081 x 1.000081.)

                             PERFORMANCE INFORMATION

         From  time  to  time,  the  Company  may  advertise  several  types  of historical  performance  for the  Funding  Options of Fund ABD.  The Company may
advertise  the  "standardized  average  annual  total  returns"  of the  Funding
Options,  calculated  in a manner  prescribed  by the  Securities  and  Exchange
Commission, as well as the "nonstandardized total returns," as described below:

                                       2

         STANDARDIZED  METHOD.  Quotations  of average  annual total returns are computed  according to a formula in which a hypothetical  initial  investment of
$1,000 is applied to the Funding Option,  and then related to ending  redeemable values over one-, five-, and ten-year periods, or for a period covering the time during which the Funding  Option has been in  existence,  if less.  If a Funding
Option has been in existence for less than one year, the "since inception" total return performance  quotations are year-to-date and are not average annual total returns.  These quotations reflect the deduction of all recurring charges during each  period  (on a pro  rata  basis  in the case of  fractional  periods).  The deduction  for the  annual  contract  administrative  charge is  converted  to a percentage of assets based on the actual fee  collected,  divided by the average net assets for  contracts  sold under the  Prospectus to which this SAI relates.
Each  quotation  assumes a total  redemption  at the end of each period with the applicable withdrawal charge deducted at that time.

         NONSTANDARDIZED   METHOD.   Nonstandardized  "total  returns"  will  be
calculated in a similar manner based on the  performance of the Funding  Options over a period of time, usually for the calendar  year-to-date,  and for the past one-, three-, five- and ten-year periods. Nonstandardized total returns will not reflect the deduction of any applicable withdrawal charge or the annual contract administrative  charge,  which,  if  reflected,  would  decrease  the  level  of performance  shown. The withdrawal  charge is not reflected because the Contract is designed for long-term investment.

         For  Funding  Options  that  were in  existence  prior to the date they became available under Fund ABD, the nonstandardized average annual total return quotations  will reflect the investment  performance  that such Funding  Options would have achieved (reduced by the applicable charges) had they been held under the Contract for the period quoted.  The total return  quotations are based upon
historical   earnings  and  are  not   necessarily   representative   of  future
performance.

         Average annual total returns for each of the Funding  Options  computed according to the standardized and nonstandardized  methods for the period ending
December 31, 2001 are set forth in the following tables.

                                       3

                          TRAVELERS PORTFOLIO ARCHITECT
                     STANDARDIZED PERFORMANCE AS OF 12/31/01

------------------------------------------------------------------------------------------------------------------
STOCK ACCOUNTS:                                                           1 Year    5 Year   10 Year (or inception)
------------------------------------------------------------------------------------------------------------------
AIM Capital Appreciation Portfolio                                        -29.50%      --    -37.08%      9/18/00
------------------------------------------------------------------------------------------------------------------
AIM V.I. Premier Equity Fund - Series I                                   -19.14%      --    -23.61%      9/18/00
------------------------------------------------------------------------------------------------------------------
Alliance Growth Portfolio                                                 -19.87%    6.94%     7.83%     12/17/96
------------------------------------------------------------------------------------------------------------------
Alliance Premier Growth Portfolio-Class B                                 -23.62%      --    -26.42%       5/1/00
------------------------------------------------------------------------------------------------------------------
Capital Appreciation Fund (Janus)                                         -31.65%   10.23%    10.97%     12/16/96
------------------------------------------------------------------------------------------------------------------
Credit Suisse Emerging Markets Portfolio                                  -16.44%      --     -7.82%      5/15/98
------------------------------------------------------------------------------------------------------------------
Delaware Investments REIT Series                                            1.03%      --      3.75%      5/12/98
------------------------------------------------------------------------------------------------------------------
Dreyfus VIF Appreciation Portfolio                                        -16.13%      --      0.33%       4/1/98
------------------------------------------------------------------------------------------------------------------
Dreyfus VIF Small Cap Portfolio                                           -13.38%      --      0.87%       4/8/98
------------------------------------------------------------------------------------------------------------------
Equity Income Portfolio (Fidelity)                                        -13.63%    7.37%     8.01%     12/16/96
------------------------------------------------------------------------------------------------------------------
Equity Index Portfolio - Class  II                                        -18.95%      --     -8.10%      5/18/99
------------------------------------------------------------------------------------------------------------------
Federated Stock Portfolio                                                  -5.97%      --      8.99%      1/10/97
------------------------------------------------------------------------------------------------------------------
Fidelity VIP Dynamic Capital Appreciation Portfolio - Service Class 2*        --       --        --        5/1/01
------------------------------------------------------------------------------------------------------------------
Fidelity VIP II Contrafund(R)Portfolio -                                  -19.05%      --    -16.13%       5/1/00
------------------------------------------------------------------------------------------------------------------
Fidelity VIP Mid Cap Portfolio - Service Class 2                              --       --        --        5/1/01
------------------------------------------------------------------------------------------------------------------
Janus Aspen Global Life Sciences Portfolio - Service Shares               -23.02%      --     -7.87%       5/1/00
------------------------------------------------------------------------------------------------------------------
Janus Aspen Global Technology Portfolio - Service Shares                  -42.03%      --    -43.24%       5/1/00
------------------------------------------------------------------------------------------------------------------
Janus Aspen Worldwide Growth Portfolio - Service Shares                   -28.44%      --    -28.58%       5/1/00
------------------------------------------------------------------------------------------------------------------
Large Cap Portfolio (Fidelity)                                            -23.55%    6.52%     7.11%     12/17/96
------------------------------------------------------------------------------------------------------------------
Lazard International Stock Portfolio                                      -31.74%   -3.02%    -2.28%     12/16/96
------------------------------------------------------------------------------------------------------------------
MFS Emerging Growth Portfolio                                             -40.98%    5.56%     5.76%     12/16/96
------------------------------------------------------------------------------------------------------------------
MFS Mid Cap Growth Portfolio                                              -29.41%      --      5.91%      4/30/98
------------------------------------------------------------------------------------------------------------------
MFS Research Portfolio                                                    -28.29%      --     -4.14%      5/12/98
------------------------------------------------------------------------------------------------------------------
Putnam VT International Growth Fund - Class IB Shares                         --       --    -19.53%       5/1/01
------------------------------------------------------------------------------------------------------------------
Putnam VT Small Cap Value Fund - Class IB Shares                              --       --      2.69%       5/1/01
------------------------------------------------------------------------------------------------------------------
Putnam VT Voyager II Fund - Class IB Shares                                   --       --    -24.36%       5/1/01
------------------------------------------------------------------------------------------------------------------
Salomon Brothers Variable Capital Fund                                     -5.74%      --     11.19%      5/22/98
------------------------------------------------------------------------------------------------------------------
Salomon Brothers Variable Investors Fund                                  -11.36%      --      3.98%       4/8/98
------------------------------------------------------------------------------------------------------------------
Salomon Brothers Variable Small Cap Growth Fund                           -14.20%      --     -9.56%       5/1/00
------------------------------------------------------------------------------------------------------------------
Travelers Disciplined Mid Cap Stock Portfolio                             -11.24%      --     11.14%       6/5/97
------------------------------------------------------------------------------------------------------------------
Van Kampen Comstock Portfolio - Class II Shares                           -10.03%      --     -5.70%     12/18/00
------------------------------------------------------------------------------------------------------------------
Van Kampen Enterprise Portfolio Class II Shares                           -26.54%      --    -26.07%     12/18/00
------------------------------------------------------------------------------------------------------------------
BOND ACCOUNTS:
------------------------------------------------------------------------------------------------------------------
Federated High Yield Portfolio                                             -5.70%      --      0.74%       1/3/97
------------------------------------------------------------------------------------------------------------------
PIMCO Total Return Portfolio - Administrative Class                           --       --        --        5/1/01
------------------------------------------------------------------------------------------------------------------
Travelers Convertible Bond Portfolio                                       -8.28%      --      5.38%      5/12/98
------------------------------------------------------------------------------------------------------------------
Travelers Quality Bond Portfolio                                           -0.60%    3.75%     3.91%     12/17/96
------------------------------------------------------------------------------------------------------------------
BALANCED ACCOUNTS:
------------------------------------------------------------------------------------------------------------------
Janus Aspen Balanced Portfolio - Service Shares                           -12.06%      --     -9.05%       5/1/00
------------------------------------------------------------------------------------------------------------------
MFS Total Return Portfolio                                                 -7.52%      --      7.60%      1/10/97
------------------------------------------------------------------------------------------------------------------
MONEY MARKET ACCOUNTS:
------------------------------------------------------------------------------------------------------------------
Travelers Money Market Portfolio                                           -3.90%       -      2.60%       2/4/97
------------------------------------------------------------------------------------------------------------------

The inception  date used to calculate  standardized  performance is based on the date that the investment option became active in the product.

                                       4

                                 Cumulative Returns                  Average Annual Returns                    Calendar Year Returns
-----------------------------------------------------------------------------------------------------------------------------------
                           YTD     1 YR     3YR     5YR     10YR    3YR      5YR    10YR       Inception       2000    1999    1998
-----------------------------------------------------------------------------------------------------------------------------------
STOCK ACCOUNTS:
-----------------------------------------------------------------------------------------------------------------------------------
AIM Capital
 Appreciation Portfolio -24.98%  -24.98%   -6.93%  18.50%      --  -2.36%   3.45%     --    4.07%  10/10/95  -11.82%  40.69%  15.36%
-----------------------------------------------------------------------------------------------------------------------------------
AIM V.I. Premier Equity
 Fund - Series I        -13.96%  -13.96%   -7.59%  46.54%      --  -2.60%   7.94%     --   11.60%    5/5/93  -16.00%  27.86%  30.27%
-----------------------------------------------------------------------------------------------------------------------------------
Alliance Growth
 Portfolio              -14.74%  -14.74%  -10.69%  44.01%      --  -3.69%   7.56%     --   13.18%   6/20/94  -19.52%  30.16%  26.98%
-----------------------------------------------------------------------------------------------------------------------------------
Alliance Premier Growth
 Portfolio - Class B    -18.72%  -18.72%  -13.42%  66.09%      --  -4.69%  10.67%     --   13.78%   6/26/92  -18.10%  30.06%  45.62%
-----------------------------------------------------------------------------------------------------------------------------------
Capital Appreciation
 Fund (Janus)           -27.27%  -27.27%  -15.51%  66.90%  247.10% -5.46%  10.78%  13.24%   8.69%   5/16/83  -23.12%  51.09%  59.15%
-----------------------------------------------------------------------------------------------------------------------------------
Credit Suisse Emerging
 Markets Portfolio      -11.09%  -11.09%    6.93%     --       --   2.26%     --      --   -3.07%  12/31/97  -32.64%  78.55% -17.44%
-----------------------------------------------------------------------------------------------------------------------------------
Delaware Investments
 REIT Series              7.05%    7.05%   32.63%     --       --   9.86%     --      --    4.99%    5/6/98   29.27%  -4.16%     --
-----------------------------------------------------------------------------------------------------------------------------------
Dreyfus VIF
 Appreciation Portfolio -10.76%  -10.76%   -4.29%  54.71%      --  -1.45%   9.11%     --   11.97%    4/5/93   -2.22%   9.69%  28.24%
-----------------------------------------------------------------------------------------------------------------------------------
Dreyfus VIF Small
 Cap Portfolio           -7.62%   -7.62%   24.87%  36.46%  490.89%  7.68%   6.41%  19.42%  27.23%   8/31/90   11.52%  21.20%  -4.90%
-----------------------------------------------------------------------------------------------------------------------------------
Equity Income
 Portfolio (Fidelity)    -8.10%   -8.10%    1.92%  46.82%      --   0.63%   7.98%     --    9.59%   8/30/96    7.41%   3.25%  10.63%
-----------------------------------------------------------------------------------------------------------------------------------
Equity Index
 Portfolio - Class  II  -13.76%  -13.76%   -8.67%  51.79%  191.81% -2.97%   8.70%  11.29%  12.24%  11/30/91  -10.75%  18.67%  26.56%
-----------------------------------------------------------------------------------------------------------------------------------
Federated Stock Portfolio 0.05%    0.05%    5.93%  61.50%      --   1.94%  10.06%     --   11.74%   8/30/96    2.13%   3.67%  16.02%
-----------------------------------------------------------------------------------------------------------------------------------
Fidelity VIP Dynamic
 Capital Appreciation
 Portfolio -
 Service Class 2        -27.88%  -27.88%      --      --       --     --      --      --  -31.73%   9/26/00      --      --      --
-----------------------------------------------------------------------------------------------------------------------------------
Fidelity VIP II
 Contrafund(R) Portfolio
 - Service Class 2      -13.87%  -13.87%   -3.51%  50.68%      --  -1 18%   8.54%     --   13.81%    1/3/95   -8.30%  22.18%  27.88%
-----------------------------------------------------------------------------------------------------------------------------------
Fidelity VIP Mid Cap
 Portfolio -
 Service Class 2         -5.06%   -5.06%   45.89%     --       --  13.40%     --      --   14.30%  12/29/98    4.84%  46.58%     --
-----------------------------------------------------------------------------------------------------------------------------------
Janus Aspen Global Life
 Sciences Portfolio -
 Service Shares         -18.09%  -18.09%      --      --       --     --      --      --  -13.63%   1/18/00      --      --      --
-----------------------------------------------------------------------------------------------------------------------------------
Janus Aspen Global
 Technology Portfolio -
 Service Shares*        -38.32%  -38.32%      --      --       --     --      --      --  -37.42%   1/18/00      --      --      --
-----------------------------------------------------------------------------------------------------------------------------------
Janus Aspen Worldwide
 Growth Portfolio -
 Service Shares         -23.86%  -23.86%    1.89%  55.41%      --   0.63%   9.21%     --   13.82%   9/13/93  -17.32%  61.84%  26.88%
-----------------------------------------------------------------------------------------------------------------------------------
Large Cap Portfolio
 (Fidelity)             -18.65%  -18.65%  -12.85%  41.26%      --  -4.48%   7.15%     --    9.10%   8/30/96  -15.83%  27.27%  33.42%
-----------------------------------------------------------------------------------------------------------------------------------
Lazard International
 Stock Portfolio        -27.37%  -27.37%  -24.18% -10.57%      --  -8.81%  -2.21%     --   -0.80%    8/1/96  -12.84%  19.78%  10.84%
-----------------------------------------------------------------------------------------------------------------------------------
MFS Emerging Growth
 Portfolio              -37.20%  -37.20%  -14.12%  35.18%      --  -4.94%   6.21%     --    6.86%   8/30/96  -21.39%  73.98%  32.15%
-----------------------------------------------------------------------------------------------------------------------------------
MFS Mid Cap Growth
 Portfolio              -24.89%  -24.89%   30.63%     --       --   9.31%     --      --    7.14%   3/23/98    7.63%  61.58%     --
-----------------------------------------------------------------------------------------------------------------------------------
MFS Research Portfolio  -23.69%  -23.69%  -13.69%     --       --  -4.78%     --      --   -2.70%   3/23/98   -7.07%  21.72%     --
-----------------------------------------------------------------------------------------------------------------------------------
Putnam VT International
 Growth Fund -
 Class IB Shares        -21.35%  -21.35%   10.25%     --       --   3.30%    --      --     7.97%    1/2/97  -11.04%  57.57%  16.59%
-----------------------------------------------------------------------------------------------------------------------------------
Putnam VT Small Cap Value
 Fund - Class IB Shares  17.62%   17.62%      --      --       --     --     --      --    15.60%   4/30/99   22.50%     --      --
-----------------------------------------------------------------------------------------------------------------------------------
Putnam VT Voyager II
 Fund - Class IB Shares -30.64%  -30.64%      --      --       --     --     --      --  - 42.74%   9/28/00      --      --      --
-----------------------------------------------------------------------------------------------------------------------------------
Salomon Brothers
 Variable Capital Fund    0.28%    0.28%   40.22%     --       --  11.92%    --      --    13.47%   2/17/98   16.38%  20.15%     --
-----------------------------------------------------------------------------------------------------------------------------------
Salomon Brothers
 Variable Investors Fund -5.68%   -5.68%   17.55%     --       --   5.53%    --      --     6.62%   2/17/98   13.42%   9.88%     --
-----------------------------------------------------------------------------------------------------------------------------------
Salomon Brothers Variable
 Small Cap Growth Fund   -8.70%   -8.70%      --      --       --     --     --      --    11.75%   11/1/99   14.89%     --      --
-----------------------------------------------------------------------------------------------------------------------------------
Travelers Disciplined Mid
 Cap Stock Portfolio     -5.56%   -5.56%   21.05%     --       --   6.57%    --      --    13.81%    4/1/97   14.77%  11.67%  15.07%
-----------------------------------------------------------------------------------------------------------------------------------
Van Kampen Comstock Port-
 folio - Class II Shares -4.35%   -4.35%      --      --       --     --     --      --     5.03%    5/1/99   27.52%     --      --
-----------------------------------------------------------------------------------------------------------------------------------
Van Kampen Enterprise
 Portfolio
 Class II Shares*       -21.84%  -21.84%  -18.67%  28.65%  129.84% -6.65%   5.16%   8.67%   8.03%    4/7/86  -15.99%  23.86%  22.98%
-----------------------------------------------------------------------------------------------------------------------------------

                                       5

                          TRAVELERS PORTFOLIO ARCHITECT
     NONSTANDARDIZED PERFORMANCE AS OF 12/31/01 (CONT'D FROM PREVIOUS PAGE)

                                Cumulative Returns                 Average Annual Returns                   Calendar Year Returns
-----------------------------------------------------------------------------------------------------------------------------------
                        YTD       1 YR     3YR      5YR    10YR    3YR     5YR    10YR       Inception       2000    1999    1998
-----------------------------------------------------------------------------------------------------------------------------------
BOND ACCOUNTS:
-----------------------------------------------------------------------------------------------------------------------------------
Federated High
 Yield Portfolio        0.32%    0.32%    -7.99%    7.73%     --  -2.74%   1.50%    --    2.70%    8/30/96  -9.60%   1.46%   3.05%
-----------------------------------------------------------------------------------------------------------------------------------
PIMCO Total Return
 Portfolio -
 Administrative Class   7.10%    7.10%    13.63%      --      --   4.35%     --     --    4.98%   12/31/97   8.44%  -2.16%   6.91%
-----------------------------------------------------------------------------------------------------------------------------------
Travelers Convertible
 Bond Portfolio        -2.40%   -2.40%    26.26%      --      --   8.07%     --     --    6.52%     5/1/98  10.74%  16.82%     --
-----------------------------------------------------------------------------------------------------------------------------------
Travelers Quality
  Bond Portfolio        5.42%    5.42%    10.42%   24.30%     --   3.36%   4.44%    --    4.74%    8/30/96   5.28%  -0.51%   6.77%
-----------------------------------------------------------------------------------------------------------------------------------
BALANCED ACCOUNTS:
-----------------------------------------------------------------------------------------------------------------------------------
Janus Aspen Balanced
 Portfolio -
 Service Shares        -6.42%   -6.42%    13.32%   79.95%     --   4.25%  12.46%    --   12.58%    9/13/93  -2.93%  24.75%  32.15%
-----------------------------------------------------------------------------------------------------------------------------------
MFS Total Return
 Portfolio             -1.59%   -1.59%    14.10%   49.60%     --   4.49%   8.38%    --    9.89%    6/20/94  14.80%   1.00%   9.88%
-----------------------------------------------------------------------------------------------------------------------------------
MONEY MARKET ACCOUNTS:
-----------------------------------------------------------------------------------------------------------------------------------
Travelers Money
 Market Portfolio       2.13%    2.13%    10.27%   17.87%  28.12%  3.31%   3.34%  2.51%   3.40%   12/31/87   4.52%   3.30%   3.39%
-----------------------------------------------------------------------------------------------------------------------------------
Travelers Money
 Market Portfolio -
 7 Day Yield            0.18%    This yield quotation more closely reflects the current earnings of this fund.
-----------------------------------------------------------------------------------------------------------------------------------

                                       6

                      TRAVELERS PORTFOLIO ARCHITECT SELECT
                     STANDARDIZED PERFORMANCE AS OF 12/31/01

--------------------------------------------------------------------------------------------------------
STOCK ACCOUNTS:                                               1 Year      5 Year  10 Year (or inception)
--------------------------------------------------------------------------------------------------------
AIM Capital Appreciation Portfolio                            -29.36%         --    -36.95%   09/18/00
--------------------------------------------------------------------------------------------------------
AIM V.I. Premier Equity Fund - Series I                       -18.98%         --    -23.45%   09/18/00
--------------------------------------------------------------------------------------------------------
Alliance Growth Portfolio                                     -19.71%       7.16%     8.05%   12/17/96
--------------------------------------------------------------------------------------------------------
Alliance Premier Growth Portfolio-Class B                     -23.46%         --    -26.27%   05/01/00
--------------------------------------------------------------------------------------------------------
Capital Appreciation Fund (Janus)                             -31.51%      10.46%    11.20%   12/16/96
--------------------------------------------------------------------------------------------------------
Credit Suisse Emerging Markets Portfolio                      -16.27%         --     -7.63%   05/15/98
--------------------------------------------------------------------------------------------------------
Delaware Investments REIT Series                                1.25%         --      3.97%   05/12/98
--------------------------------------------------------------------------------------------------------
Dreyfus VIF Appreciation Portfolio                            -15.96%         --      0.54%   04/01/98
--------------------------------------------------------------------------------------------------------
Dreyfus VIF Small Cap Portfolio                               -13.21%         --      1.08%   04/08/98
--------------------------------------------------------------------------------------------------------
Equity Income Portfolio (Fidelity)                            -13.46%       7.59%     8.23%   12/16/96
--------------------------------------------------------------------------------------------------------
Equity Index Portfolio - Class  II                            -18.79%         --     -7.91%   05/18/99
--------------------------------------------------------------------------------------------------------
Federated Stock Portfolio                                      -5.77%         --      9.22%   01/10/97
--------------------------------------------------------------------------------------------------------
Fidelity VIP II Contrafund(R)Portfolio - Service Class 2      -18.89%         --    -15.96%   05/01/00
--------------------------------------------------------------------------------------------------------
Fidelity VIP Mid Cap Portfolio - Service Class 2                  --          --        --    05/01/01
--------------------------------------------------------------------------------------------------------
Janus Aspen Global Life Sciences Portfolio - Service Shares   -22.86%         --     -7.68%   05/01/00
--------------------------------------------------------------------------------------------------------
Janus Aspen Global Technology Portfolio - Service Shares      -41.92%         --    -43.12%   05/01/00
--------------------------------------------------------------------------------------------------------
Janus Aspen Worldwide Growth Portfolio - Service Shares       -28.29%         --    -28.43%   05/01/00
--------------------------------------------------------------------------------------------------------
Large Cap Portfolio (Fidelity)                                -23.39%       6.74%     7.33%   12/17/96
--------------------------------------------------------------------------------------------------------
Lazard International Stock Portfolio                          -31.60%      -2.82%    -2.08%   12/16/96
--------------------------------------------------------------------------------------------------------
MFS Emerging Growth Portfolio                                 -40.86%       5.78%     5.98%   12/16/96
--------------------------------------------------------------------------------------------------------
MFS Mid Cap Growth Portfolio                                  -29.27%         --      6.13%   04/30/98
--------------------------------------------------------------------------------------------------------
Putnam VT International Growth Fund - Class IB Shares             --          --        --    05/01/01
--------------------------------------------------------------------------------------------------------
Putnam VT Voyager II Fund - Class IB Shares                       --          --        --    05/01/01
--------------------------------------------------------------------------------------------------------
Salomon Brothers Variable Capital Fund                            --          --        --    05/01/01
--------------------------------------------------------------------------------------------------------
Salomon Brothers Variable Investors Fund                      -11.18%         --      4.19%   04/08/98
--------------------------------------------------------------------------------------------------------
Smith Barney Aggressive Growth Portfolio                          --          --        --    05/01/01
--------------------------------------------------------------------------------------------------------
Smith Barney Appreciation Portfolio                           -11.02%         --      5.74%   06/11/97
--------------------------------------------------------------------------------------------------------
Smith Barney Fundamental Value Portfolio                      -12.22%         --      5.65%   05/14/98
--------------------------------------------------------------------------------------------------------
Smith Barney Large Cap Growth Portfolio                           --          --        --    05/01/01
--------------------------------------------------------------------------------------------------------
Travelers Disciplined Mid Cap Stock Portfolio                 -11.06%         --     11.37%   06/05/97
--------------------------------------------------------------------------------------------------------
Van Kampen Comstock Portfolio - Class II Shares                -9.84%         --     -5.50%   12/18/00
--------------------------------------------------------------------------------------------------------
Van Kampen Emerging Growth Portfolio  Class II Shares         -36.67%         --    -36.67%   12/18/00
--------------------------------------------------------------------------------------------------------
BOND ACCOUNTS:
--------------------------------------------------------------------------------------------------------
Federated High Yield Portfolio                                 -5.50%         --      0.95%   01/03/97
--------------------------------------------------------------------------------------------------------
PIMCO Total Return Portfolio - Administrative Class               --          --        --    05/01/01
--------------------------------------------------------------------------------------------------------
Travelers Convertible Bond Portfolio                           -8.09%         --      5.60%   05/12/98
--------------------------------------------------------------------------------------------------------
Travelers Quality Bond Portfolio                               -0.38%       3.96%     4.12%   12/17/96
--------------------------------------------------------------------------------------------------------
BALANCED ACCOUNTS:
--------------------------------------------------------------------------------------------------------
Janus Aspen Balanced Portfolio - Service Shares               -11.88%         --     -8.87%   05/01/00
--------------------------------------------------------------------------------------------------------
MFS Total Return Portfolio                                     -7.33%         --      7.82%   01/10/97
--------------------------------------------------------------------------------------------------------
MONEY MARKET ACCOUNTS:
--------------------------------------------------------------------------------------------------------
Travelers Money Market Portfolio                               -3.69%         --      2.82%   02/04/97
--------------------------------------------------------------------------------------------------------

The inception  date used to calculate  standardized  performance is based on the date that the investment option became active in the product

                                       7

                      TRAVELERS PORTFOLIO ARCHITECT SELECT
                   NONSTANDARDIZED PERFORMANCE AS OF 12/31/01

------------------------------------------------------------------------------------------------------------------------------------
                                     Cumulative Returns                       Average Annual Returns          Calendar Year Returns
------------------------------------------------------------------------------------------------------------------------------------
                          YTD     1 YR       3YR    5YR     10YR    3YR      5YR   10YR      Inception        2000    1999    1998
------------------------------------------------------------------------------------------------------------------------------------
STOCK ACCOUNTS:
------------------------------------------------------------------------------------------------------------------------------------
AIM Capital
 Appreciation Portfolio -24.83%  -24.83%   -6.37%  19.70%      --  -2.17%   3.66%     --   4.28%  10/10/95   -11.64%  40.98%  15.59%
------------------------------------------------------------------------------------------------------------------------------------
AIM V.I. Premier Equity
 Fund - Series I        -13.79%  -13.79%   -7.03%  48.03%      --  -2.40%   8.16%     --  11.82%    5/5/93   -15.83%  28.11%  30.53%
------------------------------------------------------------------------------------------------------------------------------------
Alliance Growth
 Portfolio              -14.57%  -14.57%  -10.15%  45.46%      --  -3.50%   7.78%     --  13.41%   6/20/94   -19.36%  30.42%  27.23%
------------------------------------------------------------------------------------------------------------------------------------
Alliance Premier Growth
 Portfolio-Class B      -18.56%  -18.56%  -12.90%  67.76%      --  -4.50%  10.90%     --  14.01%   6/26/92   -17.93%  30.32%  45.92%
------------------------------------------------------------------------------------------------------------------------------------
Capital Appreciation
 Fund (Janus)           -27.12%  -27.12%  -15.00%  68.58%  254.13% -5.27%  11.00%  13.47%  9.01%   5/16/83   -22.96%  51.40%  59.47%
------------------------------------------------------------------------------------------------------------------------------------
Credit Suisse Emerging
 Markets Portfolio      -10.91%  -10.91%    7.58%     --       --   2.46%     --      --  -2.87%  12/31/97   -32.50%  78.90% -17.28%
------------------------------------------------------------------------------------------------------------------------------------
Delaware Investments
 REIT Series              7.27%    7.27%   33.43%     --       --  10.08%     --      --   5.20%    5/6/98    29.52%  -3.97%     --
------------------------------------------------------------------------------------------------------------------------------------
Dreyfus VIF
 Appreciation Portfolio -10.58%  -10.58%   -3.71%  56.28%      --  -1.25%   9.33%     --  12.20%    4/5/93    -2.03%   9.91%  28.50%
------------------------------------------------------------------------------------------------------------------------------------
Dreyfus VIF Small Cap
 Portfolio               -7.43%   -7.43%   25.62%  37.84%  502.97%  7.89%   6.62%  19.66% 27.49%   8/31/90    11.75%  21.44%  -4.70%
------------------------------------------------------------------------------------------------------------------------------------
Equity Income
 Portfolio (Fidelity)    -7.91%   -7.91%    2.53%  48.30%      --   0.84%   8.20%     --   9.81%   8/30/96     7.62%   3.46%  10.85%
------------------------------------------------------------------------------------------------------------------------------------
Equity Index
 Portfolio - Class II   -13.59%  -13.59%   -8.12%  53.33%  197.75% -2.78%   8.92%  11.52% 12.47%  11/30/91   -10.58%  18.91%  26.81%
------------------------------------------------------------------------------------------------------------------------------------
Federated Stock
 Portfolio                0.25%    0.25%    6.57%  63.12%      --   2.14%  10.28%     --  11.96%   8/30/96     2.33%   3.88%  16.25%
------------------------------------------------------------------------------------------------------------------------------------
Fidelity VIP II
 Contrafund(R)
 Portfolio
 - Service Class 2      -13.70%  -13.70%   -2.93%  52.19%     --   -0.98%   8.76%     --  14.03%    1/3/95    -8.12%  22.42%  28.13%
------------------------------------------------------------------------------------------------------------------------------------
Fidelity VIP Mid Cap
 Portfolio -
 Service Class 2         -4.87%   -4.87%   46.77%     --       --  13.63%     --      --  14.53%  12/29/98     5.04%  46.88%     --
------------------------------------------------------------------------------------------------------------------------------------
Janus Aspen Global Life
 Sciences Portfolio -
 Service Shares         -17.92%  -17.92%      --      --       --     --      --      -- -13.45%   1/18/00       --      --      --
------------------------------------------------------------------------------------------------------------------------------------
Janus Aspen Global
 Technology Portfolio -
 Service Shares         -38.20%  -38.20%      --      --       --     --      --      -- -37.30%   1/18/00       --      --      --
------------------------------------------------------------------------------------------------------------------------------------
Janus Aspen Worldwide
 Growth Portfolio -
 Service Shares         -23.70%  -23.70%    2.50%  56.97%      --   0.83%   9.43%     --  14.05%   9/13/93   -17.15%  62.16%  27.13%
------------------------------------------------------------------------------------------------------------------------------------
Large Cap Portfolio
 (Fidelity)             -18.49%  -18.49%  -12.33%  42.68%      --  -4.29%   7.36%     --   9.31%   8/30/96   -15.66%  27.53%  33.69%
------------------------------------------------------------------------------------------------------------------------------------
Lazard International
 Stock Portfolio        -27.22%  -27.22%  -23.72%  -9.67%      --  -8.62%  -2.01%     --  -0.60%    8/1/96   -12.67%  20.02%  11.06%
------------------------------------------------------------------------------------------------------------------------------------
MFS Emerging Growth
 Portfolio              -37.08%  -37.08%  -13.60%  36.54%      --  -4.75%   6.42%     --   7.07%   8/30/96   -21.24%  74.33%  32.42%
------------------------------------------------------------------------------------------------------------------------------------
MFS Mid Cap Growth
 Portfolio              -24.74%  -24.74%   31.42%     --       --   9.53%     --      --   7.35%   3/23/98     7.85%  61.91%     --
------------------------------------------------------------------------------------------------------------------------------------
Putnam VT International
 Growth Fund -
 Class IB Shares        -21.19%  -21.19%   10.92%     --       --   3.51%     --      --   8.18%    1/2/97   -10.86%  57.88%  16.82%
------------------------------------------------------------------------------------------------------------------------------------
Putnam VT Voyager II
 Fund - Class IB Shares -30.50%  -30.50%      --      --       --     --      --      -- -42.63%   9/28/00       --      --      --
------------------------------------------------------------------------------------------------------------------------------------
Salomon Brothers
 Variable Capital Fund    0.48%    0.48%   41.06%     --       --  12.14%     --      --  13.70%   2/17/98    16.61%  20.39%     --
------------------------------------------------------------------------------------------------------------------------------------
Salomon Brothers
 Variable Investors
 Fund                    -5.49%   -5.49%   18.26%     --       --   5.74%     --      --   6.84%   2/17/98    13.65%  10.10%     --
------------------------------------------------------------------------------------------------------------------------------------
Smith Barney Aggressive
 Growth Portfolio        -5.42%   -5.42%      --      --       --     --      --      --  12.99%   11/1/99    14.12%     --      --
------------------------------------------------------------------------------------------------------------------------------------
Smith Barney
 Appreciation Portfolio  -5.32%   -5.32%    3.73%  51.90%  145.97%  1.23%   8.72%   9.41%  9.69%  10/16/91    -1.79%  11.55%  17.47%
------------------------------------------------------------------------------------------------------------------------------------

                                       8

                      TRAVELERS PORTFOLIO ARCHITECT SELECT
    NONSTANDARDIZED PERFORMANCE AS OF 12/31/01 (CONTINUED FROM PREVIOUS PAGE)

-----------------------------------------------------------------------------------------------------------------------------------
                                               Cumulative Returns              Average Annual Returns         Calendar Year Returns
-----------------------------------------------------------------------------------------------------------------------------------
                           YTD      1 YR     3YR     5YR    10YR      3YR     5YR   10YR       Inception      2000     1999    1998
-----------------------------------------------------------------------------------------------------------------------------------
STOCK ACCOUNTS:
-----------------------------------------------------------------------------------------------------------------------------------
Smith Barney Fundamental
 Value Portfolio          -6.59%   -6.59%   33.52%  59.39%     --   10.11%   9.77%    --   12.78%   12/3/93  18.81%   20.32%   3.60%
-----------------------------------------------------------------------------------------------------------------------------------
Smith Barney Large
 Cap Growth Portfolio    -13.74%  -13.74%    2.12%     --      --    0.70%     --     --    6.52%    5/1/98  -8.24%   29.02%     --
-----------------------------------------------------------------------------------------------------------------------------------
Travelers Disciplined
 Mid Cap Stock Portfolio  -5.37%   -5.37%   21.78%     --      --    6.78%     --     --   14.04%    4/1/97  15.00%   11.90%  15.30%
-----------------------------------------------------------------------------------------------------------------------------------
Van Kampen Comstock
 Portfolio - Class II
 Shares                   -4.16%   -4.16%      --      --      --      --      --     --    5.24%    5/1/99  27.77%      --      --
-----------------------------------------------------------------------------------------------------------------------------------
Van Kampen Emerging
 Growth Portfolio
 Class II Shares         -32.62%  -32.62%   20.13%  93.52%     --    6.30%  14.11%    --   15.76%    7/3/95 -11.55%  101.57%  35.63%
-----------------------------------------------------------------------------------------------------------------------------------
BOND ACCOUNTS:
-----------------------------------------------------------------------------------------------------------------------------------
Federated High Yield
 Portfolio                 0.52%    0.52%   -7.44%   8.81%     --   -2.54%   1.70%    --    2.91%   8/30/96  -9.42%    1.66%   3.25%
-----------------------------------------------------------------------------------------------------------------------------------
PIMCO Total Return
 Portfolio -
 Administrative Class      7.31%    7.31%   14.33%     --      --    4.56%     --     --    5.20%  12/31/97   8.66%   -1.96%   7.13%
-----------------------------------------------------------------------------------------------------------------------------------
Travelers Convertible
 Bond Portfolio           -2.21%   -2.21%   27.02%     --      --    8.29%     --     --    6.74%    5/1/98  10.96%   17.05%     --
-----------------------------------------------------------------------------------------------------------------------------------
Travelers Quality
 Bond Portfolio            5.64%    5.64%   11.08%  25.55%     --    3.56%   4.65%    --    4.94%   8/30/96   5.49%   -0.32%   6.98%
-----------------------------------------------------------------------------------------------------------------------------------
BALANCED ACCOUNTS:
-----------------------------------------------------------------------------------------------------------------------------------
Janus Aspen Balanced
 Portfolio - Service
 Shares                   -6.24%   -6.24%   14.00%  81.76%     --    4.46%  12.69%    --   12.81%   9/13/93  -2.73%   25.00%  32.42%
-----------------------------------------------------------------------------------------------------------------------------------
MFS Total Return
 Portfolio                -1.39%   -1.39%   14.79%  51.11%     --    4.70%   8.60%    --   10.11%   6/20/94  15.03%    1.21%  10.10%
-----------------------------------------------------------------------------------------------------------------------------------
MONEY MARKET ACCOUNTS:
-----------------------------------------------------------------------------------------------------------------------------------
Travelers Money Market
 Portfolio                 2.33%    2.33%   10.94%  19.06%  30.71%   3.52%   3.55%  2.71%   3.61%  12/31/87   4.73%    3.52%   3.59%
-----------------------------------------------------------------------------------------------------------------------------------
Travelers Money Market
 Portfolio - 7 Day Yield   0.18%   This yield quotation more closely reflects the current earnings of this fund.
-----------------------------------------------------------------------------------------------------------------------------------

*These funds offer multiple classes of shares. The performance above may reflect the fees and  performance  of another class of the same fund for periods  before the current class existed.  If the current  class's 12b-1 fee and other expenses were higher,  the performance shown would be lower. They may not be available in every  jurisdiction.  With the optional ESP rider, the annuity  contract's asset
based  charges   would  have  been  0.20%  higher,   which  would  have  reduced
performance.

                                       9

                           TRAVELERS PREMIER ADVISERS
                     STANDARDIZED PERFORMANCE AS OF 12/31/01

---------------------------------------------------------------------------------------------------------------
STOCK PORTFOLIOS:                                                1 Year        5 Year    10 Year (or inception)
---------------------------------------------------------------------------------------------------------------
Equity Income Portfolio (Fidelity)                               -13.61%        7.38%       8.21%     12/16/96
---------------------------------------------------------------------------------------------------------------
Fidelity VIP Mid Cap Portfolio - Service Class II*               -10.76%          --       -6.01%     12/18/00
---------------------------------------------------------------------------------------------------------------
Fidelity VIP II Contrafund(R)Portfolio - Service Class 2              --          --      -25.28%       5/1/01
---------------------------------------------------------------------------------------------------------------
Janus Aspen Capital Appreciation Portfolio - Service Shares*     -27.70%          --      -32.71%      11/1/00
---------------------------------------------------------------------------------------------------------------
Janus Aspen Strategic Value Portfolio - Service Shares*          -15.25%          --      -12.76%     12/18/00
---------------------------------------------------------------------------------------------------------------
Janus Aspen Worldwide Growth Portfolio - Service Shares*         -28.43%          --      -38.16%      11/1/00
---------------------------------------------------------------------------------------------------------------
Large Cap Portfolio (Fidelity)                                   -23.53%        6.53%       6.89%      8/30/96
---------------------------------------------------------------------------------------------------------------
Morgan Stanley UIF Active International Allocation Portfolio     -25.91%          --      -20.65%       5/1/00
---------------------------------------------------------------------------------------------------------------
Morgan Stanley UIF Emerging Markets Equity Portfolio             -13.50%          --       -6.72%      5/22/98
---------------------------------------------------------------------------------------------------------------
Morgan Stanley UIF Equity Growth Portfolio                       -21.48%          --      -23.03%       5/1/00
---------------------------------------------------------------------------------------------------------------
Morgan Stanley UIF Global Value Equity Portfolio                 -14.01%          --       -0.75%      5/19/98
---------------------------------------------------------------------------------------------------------------
Morgan Stanley UIF Mid Cap Growth Portfolio                      -34.62%          --      -29.12%       5/1/00
---------------------------------------------------------------------------------------------------------------
Morgan Stanley UIF Mid Cap Value Portfolio #                     -10.42%          --        6.02%      5/20/98
---------------------------------------------------------------------------------------------------------------
Morgan Stanley UIF Technology Portfolio                          -52.68%          --      -50.47%       5/1/00
---------------------------------------------------------------------------------------------------------------
Morgan Stanley UIF U.S. Real Estate Securities Portfolio           2.09%          --        3.49%      5/22/98
---------------------------------------------------------------------------------------------------------------
Morgan Stanley UIF Value Portfolio #                              -5.36%          --        0.20%      5/20/98
---------------------------------------------------------------------------------------------------------------
Salomon Brothers Variable Capital Fund                            -5.72%          --       11.39%      5/22/98
---------------------------------------------------------------------------------------------------------------
Salomon Brothers Variable Investors Fund                         -11.34%          --        4.16%       4/8/98
---------------------------------------------------------------------------------------------------------------
Salomon Brothers Variable Small Cap Growth Fund                  -14.18%          --       -9.45%       5/1/00
---------------------------------------------------------------------------------------------------------------
Van Kampen Comstock Portfolio                                     -9.78%          --        2.81%      5/11/99
---------------------------------------------------------------------------------------------------------------
Van Kampen Emerging Growth Portfolio                             -36.64%          --        9.75%      5/22/98
---------------------------------------------------------------------------------------------------------------
Van Kampen Enterprise Portfolio                                  -26.39%          --       -4.64%      5/22/98
---------------------------------------------------------------------------------------------------------------
Van Kampen Growth and Income Portfolio                           -12.88%          --        5.22%      5/22/98
---------------------------------------------------------------------------------------------------------------
BOND PORTFOLIOS:
---------------------------------------------------------------------------------------------------------------
Salomon Brothers Variable High Yield Bond Fund                    -2.54%          --        0.08%     5/20/98
---------------------------------------------------------------------------------------------------------------
Salomon Brothers Variable Strategic Bond Fund                     -0.79%          --        2.50%     5/20/98
---------------------------------------------------------------------------------------------------------------
Van Kampen Domestic Income Portfolio                               2.22%          --        1.76%     6/10/98
---------------------------------------------------------------------------------------------------------------
Van Kampen Government Portfolio                                   -0.79%          --        3.18%     5/21/98
---------------------------------------------------------------------------------------------------------------
BALANCED PORTFOLIO:
---------------------------------------------------------------------------------------------------------------
Janus Aspen Balanced Portfolio - Service Shares*                 -12.04%          --       -8.94%      5/1/00
---------------------------------------------------------------------------------------------------------------
MONEY MARKET PORTFOLIO:
---------------------------------------------------------------------------------------------------------------
Van Kampen Money Market Portfolio                                 -3.98%          --        2.02%     5/19/98
---------------------------------------------------------------------------------------------------------------

The inception  date used to calculate  standardized  performance is based on the date that the investment option became active in the product.

                                       10

                           TRAVELERS PREMIER ADVISERS
                   NONSTANDARDIZED PERFORMANCE AS OF 12/31/01

------------------------------------------------------------------------------------------------------------------------------------
                           Cumulative Returns                             Average Annual Returns              Calendar Year Returns
------------------------------------------------------------------------------------------------------------------------------------
                          YTD      1 YR    3YR     5YR     10YR      3YR     5YR   10YR       Inception       2000     1999   1998
------------------------------------------------------------------------------------------------------------------------------------
STOCK PORTFOLIOS:
------------------------------------------------------------------------------------------------------------------------------------
Equity Income
 Portfolio (Fidelity)    -8.10%   -8.10%   1.92%  46.82%      --    0.63%   7.98%    --    9.59%   8/30/96   7.41%     3.25%  10.63%
-----------------------------------------------------------------------------------------------------------------------------------
Fidelity VIP
 Mid Cap Portfolio -
 Service Class 2*        -5.06%   -5.06%  45.89%     --       --   13.40%     --     --   14.30%  12/29/98   4.84%    46.58%     --
-----------------------------------------------------------------------------------------------------------------------------------
Fidelity VIP II
 Contrafund(R)
 Portfolio -
 Service Class 2*       -13.87%  -13.87%  -3.51%  50.67%      --   -1.18%   8.54%    --   13.81%    1/3/95   -8.31%   22.18%  27.88%
-----------------------------------------------------------------------------------------------------------------------------------
Janus Aspen Capital
 Appreciation
 Portfolio -
 Service Shares*        -23.08%  -23.08%  12.68%     --       --    4.06%     --     --   18.42%    5/1/97  -10.87%   64.35%  55.60%
-----------------------------------------------------------------------------------------------------------------------------------
Janus Aspen Strategic
 Value Portfolio -       -9.84%   -9.84%     --      --       --      --      --     --   -6.37%   4/28/00      --       --      --
 Service Shares*
-----------------------------------------------------------------------------------------------------------------------------------
Janus Aspen Worldwide
 Growth Portfolio -
 Service Shares*        -23.86%  -23.86%   1.89%  55.41%      --    0.63%   9.21%    --   13.82%   9/13/93  -17.32%   61.84%  26.88%
-----------------------------------------------------------------------------------------------------------------------------------
Large Cap Portfolio
 (Fidelity)             -18.65%  -18.65% -12.85%  41.26%      --   -4.48%   7.15%    --    9.10%   8/30/96  -15.83%   27.27%  33.42%
-----------------------------------------------------------------------------------------------------------------------------------
Morgan Stanley UIF
 Active International
 Allocation Portfolio   -21.18%  -21.18%     --      --       --      --      --     --   -9.97%   8/31/99  -15.18%      --      --
-----------------------------------------------------------------------------------------------------------------------------------
Morgan Stanley UIF
 Emerging Markets
 Equity Portfolio        -7.98%   -7.98%   6.02% -21.91       --    1.97%  -4.82%    --   -5.04%   10/1/96  -40.18%   92.60% -25.38%
-----------------------------------------------------------------------------------------------------------------------------------
Morgan Stanley UIF
 Equity Growth
 Portfolio              -16.47%  -16.47%  -0.43%     --       --   -0.14%     --     --    8.90%    1/2/97  -13.14%   37.24%  17.41%
-----------------------------------------------------------------------------------------------------------------------------------
Morgan Stanley UIF
 Global Value Equity
 Portfolio               -8.53%   -8.53%   2.80%     --       --    0.92%     --     --    6.30%    1/3/97    9.70%    2.45%  11.68%
-----------------------------------------------------------------------------------------------------------------------------------
Morgan Stanley UIF Mid
 Cap Growth Portfolio   -30.45%  -30.45%     --      --       --      --      --     --   -5.87%  10/18/99   -8.80%      --      --
-----------------------------------------------------------------------------------------------------------------------------------
Morgan Stanley UIF Mid
 Cap Value Portfolio     -4.70%   -4.70%  22.81%     --       --    7.08%     --     --   14.23%    1/2/97    9.01%   18.21%  14.12%
-----------------------------------------------------------------------------------------------------------------------------------
Morgan Stanley UIF
 Technology Portfolio   -49.66%  -49.66%     --      --       --      --      --     --  -30.39%  11/30/99  -24.79%      --      --
-----------------------------------------------------------------------------------------------------------------------------------
Morgan Stanley UIF
 U.S. Real Estate
 Securities Portfolio     8.09%    8.09%  29.51%  34.75%      --    8.99%   6.14%    --   11.26%    7/3/95   26.00%   -4.91% -12.99%
-----------------------------------------------------------------------------------------------------------------------------------
Morgan Stanley UIF
 Value Portfolio          0.64%    0.64%  19.59%     --       --    6.14%     --     --    6.50%    1/2/97   22.98%   -3.38%  -3.80%
-----------------------------------------------------------------------------------------------------------------------------------
Salomon Brothers
 Variable Capital Fund    0.28%    0.28%  40.22%     --       --   11.92%     --     --   13.47%   2/17/98   16.38%   20.15%     --
-----------------------------------------------------------------------------------------------------------------------------------
Salomon Brothers
 Variable Investors
 Fund                    -5.68%   -5.68%  17.55%     --       --    5.53%     --     --    6.62%   2/17/98   13.42%    9.88%     --
-----------------------------------------------------------------------------------------------------------------------------------
Salomon Brothers
 Variable Small Cap
 Growth Fund             -8.70%   -8.70%     --      --       --      --      --     --   11.75%   11/1/99   14.89%      --      --
-----------------------------------------------------------------------------------------------------------------------------------
Van Kampen Comstock
 Portfolio               -4.02%   -4.02%     --      --       --      --      --     --    5.24%    5/1/99   27.74%      --      --
-----------------------------------------------------------------------------------------------------------------------------------
Van Kampen Emerging
 Growth Portfolio       -32.59%  -32.59%  19.91%  92.39%      --    6.23%  13.97%    --   15.60%    7/3/95  -11.57%  101.17%  35.36%
-----------------------------------------------------------------------------------------------------------------------------------
Van Kampen Enterprise
 Portfolio              -21.69%  -21.69% -18.52%  28.89%  130.26%  -6.59%   5.20%  8.69%   8.04%    4/7/86  -15.99%   23.86%  22.98%
-----------------------------------------------------------------------------------------------------------------------------------
Van Kampen Growth and
 Income Portfolio        -7.32%   -7.32%  21.06%  70.60%      --    6.57%  11.27%    --   11.14%  12/23/96   17.46%   11.20%  17.77%
-----------------------------------------------------------------------------------------------------------------------------------

                                       11

                           TRAVELERS PREMIER ADVISERS
    NONSTANDARDIZED PERFORMANCE AS OF 12/31/01 (CONTINUED FROM PREVIOUS PAGE)

--------------------------------------------------------------------------------------------------------------------------------
                             Cumulative Returns                        Average Annual Returns             Calendar Year Returns
--------------------------------------------------------------------------------------------------------------------------------
                            YTD    1 YR    3YR     5YR    10YR     3YR    5YR    10YR       Inception     2000    1999    1998
--------------------------------------------------------------------------------------------------------------------------------
BOND PORTFOLIOS:
--------------------------------------------------------------------------------------------------------------------------------
Salomon Brothers
 Variable High Yield
 Bond Fund                  3.46%  3.46%   5.72%     --      --   1.87%     --     --    1.26%   5/1/98  -1.60%   3.84%     --
--------------------------------------------------------------------------------------------------------------------------------
Salomon Brothers
 Variable Strategic
 Bond Fund                  5.21%  5.21%   9.76%     --      --   3.15%     --     --    3.66%  2/17/98   5.61%  -1.22%     --
--------------------------------------------------------------------------------------------------------------------------------
Van Kampen Domestic
 Income Portfolio           8.22%  8.22%   8.90%  26.37%  89.15%  2.88%   4.79%  6.58%   5.71%  11/4/87   4.46%  -3.66%   5.36%
--------------------------------------------------------------------------------------------------------------------------------
Van Kampen Government
 Portfolio                  5.22%  5.22%  10.70%  28.95%  54.93%  3.44%   5.21%  4.47%   5.19%   4/7/86  10.63%  -4.90%   7.97%
--------------------------------------------------------------------------------------------------------------------------------
BALANCED ACCOUNTS:
--------------------------------------------------------------------------------------------------------------------------------
Janus Aspen Balanced
 Portfolio -
 Service Shares*           -6.42% -6.42%  13.32%  79.95%     --   4.25%  12.46%    --   12.58%  9/13/93  -2.93%  24.75%  32.15%
--------------------------------------------------------------------------------------------------------------------------------
MONEY MARKET PORTFOLIOS:
--------------------------------------------------------------------------------------------------------------------------------
Van Kampen Money
 Market Portfolio           2.02%  2.02%   9.51%  17.37%  31.89%  3.07%   3.25%  2.80%   3.74%   4/7/86   4.25%   2.97%   3.65%
--------------------------------------------------------------------------------------------------------------------------------
Van Kampen Money
 Market Portfolio -
 7 Day Yield                0.13%   This yield quotation more closely reflects the current earnings of this fund.
--------------------------------------------------------------------------------------------------------------------------------

The inception  date is the date that the underlying  fund commenced  operations.
*These funds offer multiple classes of shares. The performance above may reflect the fees and  performance  of another class of the same fund for periods  before the current class existed.  If the current  class's 12b-1 fee and other expenses were higher,  the performance shown would be lower. They may not be available in every  jurisdiction.  With the optional ESP rider, the annuity  contract's asset
based  charges   would  have  been  0.20%  higher,   which  would  have  reduced
performance.

                                       12

                           FEDERAL TAX CONSIDERATIONS

         The following  description of the federal income tax consequences under this  Contract is not  exhaustive  and is not intended to cover all  situations.
Because of the complexity of the law and the fact that the tax results will vary according to the factual  status of the individual  involved,  tax advice may be needed  by a person  contemplating  purchase  of an  annuity  contract  and by a contract  owner or  beneficiary  who may make  elections  under a contract.  For further information, please consult a qualified tax adviser.

MANDATORY DISTRIBUTIONS FOR QUALIFIED PLANS

         Federal tax law requires  that minimum  annual  distributions  begin by
April 1st of the calendar  year  following the later of calendar year in which a participant under a qualified plan, or a Section 403(b) annuity,  attains age 70
1/2 or retires.  Minimum annual  distributions  under an IRA must begin by April
1st of the calendar year in which the contract  owner attains 70 1/2  regardless of when  he or she  retires.  Distributions  must  also  begin  or be  continued
according to the minimum  distribution  rules under the Code following the death of the contract owner or the annuitant.

NONQUALIFIED ANNUITY CONTRACTS

         Individuals may purchase tax-deferred annuities without tax law funding limits. The purchase payments receive no tax benefit, deduction or deferral, but increases  in the value of the contract are  generally  deferred  from tax until distribution.  Generally,  if an  annuity  contract  is owned  by other  than an individual  (or an entity such as a trust or other  "look-through"  entity which owns for an  individuals's  benefit),  the owner  will be taxed each year on the increase  in the  value of the  contract.  An  exception  applies  for  purchase payments made before March 1, 1986.

         If two or more annuity  contracts are  purchased  from the same insurer within  the same  calendar  year,  distributions  from any of them will be taxed based  upon the  amount  of income in all of the same  calendar  year  series of annuities.  This will  generally  have the  effect of  causing  taxes to be paid sooner on the deferred gain in the contracts.

         Those  receiving  partial  distributions  made before the maturity date will generally be taxed on an income-first  basis to the extent of income in the contract.  If you are  exchanging  another  annuity  contract for this  annuity, certain  pre-August  14, 1982 deposits  into an annuity  contract that have been placed in the contract by means of a tax-deferred exchange under Section 1035 of the Code may be withdrawn first without income tax liability.  This  information on deposits  must be provided to the Company by the other  insurance  company at the time of the  exchange.  There is income  in the  contract  generally  to the extent the cash value exceeds the investment in the contract.  The investment in the  contract is equal to the amount of premiums  paid less any amount  received previously  which was  excludable  from gross  income.  Any  direct or  indirect borrowing  against the value of the  contract  or  pledging  of the  contract as security for a loan will be treated as a cash distribution under the tax law.

         In order to be treated as an annuity  contract  for federal  income tax purposes,  Section  72(s) of the Code  requires  any  non-qualified  contract to contain certain provisions  specifying how your interest in the contract will be distributed in the event of the death of an owner of the contract. Specifically,
Section  72(s)  requires  that (a) if an  owner  dies on or  after  the  annuity starting  date,  but prior to the time the entire  interest in the  contract has been  distributed,  the entire  interest in the contract will be  distributed at least as rapidly as under the method of  distribution  being used as of the date of such owner's death;  and (b) if any owner dies prior to the annuity  starting date, the entire interest in the contract will be distributed  within five years after the date of such owner's  death.  These  requirements  will be  considered satisfied  as to any portion of an owner's  interest  which is payable to or for the benefit of a designated  beneficiary and which is distributed  over the life of such  designated  beneficiary or over a period not extending  beyond the life expectancy of that beneficiary,  provided that such  distributions  begin within one year of the owner's death.  The designated  beneficiary  refers to a natural person  designated  by the owner as a beneficiary  and to whom  ownership of the contract passes by reason of death.  However,  if the designated  beneficiary is the surviving  spouse of the deceased owner,  the contract may be continued with the surviving  spouse as the new owner.  Contracts will be  administered  by the
Company in accordance  with these rules and the Company will make a notification when payments should be commenced.  Special values apply regarding  distribution requirements when an annuity is owned by a trust or other entity for the benefit of one or more individuals.

                                       13

INDIVIDUAL RETIREMENT ANNUITIES

         To the  extent  of earned  income  for the year and not  exceeding  the applicable  limit  for the  taxable  year,  an  individual  may make  deductible contributions  to an individual  retirement  annuity (IRA). The applicable limit
($2,000 per year prior to 2002) has been  increased by the  Economic  Growth and
Tax  Relief  Reconciliation  Act of 2001  ("EGTRRA").  The limit is  $3,000  for calendar years 2002-2004,  $4,000 for calendar years  2005-2007,  and $5,000 for
2008, and will be indexed for inflation in years  subsequent to 2008.  There are certain  limits on the  deductible  amount based on the adjusted gross income of the individual and spouse and based on their participation in a retirement plan.
If an  individual  is married and the spouse does not have  earned  income,  the individual may establish IRAs for the individual and spouse.  Purchase  payments may then be made  annually  into IRAs for both spouses in the maximum  amount of
100% of earned  income up to a combined  limit  based on the  individual  limits outlined above.

         The Code  provides for the purchase of a  Simplified  Employee  Pension
(SEP) plan. A SEP is funded through an IRA with an annual employer  contribution limit of up to $40,000 for each  participant.  The Internal Revenue Services has not reviewed the contract for qualifications as an IRA, and has not addressed in a ruling of general  applicability whether a death benefit provision such as the optional  enhanced death benefit in the contract comports with IRA qualification requirements.

SIMPLE PLAN IRA FORM

         Effective January 1, 1997,  employers may establish a savings incentive match plan for employees ("SIMPLE plan") under which employees can make elective salary  reduction  contributions to an IRA based on a percentage of compensation of up to the applicable  limit for the taxable year.  The  applicable  limit was increased  under EGTRRA.  The  applicable  limit was  increased  under EGTRRA to
$7,000 for 2002, $8,000 for 2003, $9,000 in 2004, $10,000 in 2005 (which will be indexed for  inflation  for years after 2005.  (Alternatively,  the employer can establish a SIMPLE cash or deferred arrangement under IRS Section 401(k)). Under a SIMPLE plan IRA, the employer  must either make a matching  contribution  or a nonelective  contribution  based on the  prescribed  formulas  for all  eligible employees.  Early  withdrawals are subject to the 10% early  withdrawal  penalty generally  applicable  to IRAs,  except that an early  withdrawal by an employee under a SIMPLE plan IRA, within the first two years of  participation,  shall be subject to a 25% early withdrawal tax.

ROTH IRAS

         Effective  January 1, 1998,  Section 408A of the Code  permits  certain individuals to contribute to a Roth IRA.  Eligibility to make  contributions  is based upon income, and the applicable limits vary based on marital status and/or whether  the  contribution  is a rollover  contribution  from  another IRA or an annual  contribution.  Contributions to a Roth IRA, which are subject to certain limitations  (similar to the annual limits for the traditional  IRA's),  are not deductible  and must be made in cash or as a rollover or transfer  from  another
Roth IRA or other IRA. A conversion of a "traditional"  IRA to a Roth IRA may be subject to tax and other special rules apply.  You should  consult a tax adviser before  combining  any  converted  amounts  with other  Roth IRA  contributions, including any other conversion amounts from other tax years.

         Qualified  distributions  from a Roth  IRA are  tax-free.  A  qualified distribution  requires that the Roth IRA has been held for at least 5 years, and the  distribution is made after age 59 1/2, on death or disability of the owner, or for a limited amount  ($10,000) for a qualified  first time home purchase for the owner or certain  relatives.  Income tax and a 10%  penalty tax may apply to distributions made (1) before age 59 1/2 (subject to certain  exceptions) or (2)
during five taxable years starting with the year in which the first contribution is made to any Roth IRA of the individual.

QUALIFIED PENSION AND PROFIT-SHARING PLANS

         Under a qualified  pension or  profit-sharing  plan,  purchase payments made by an employer are not currently  taxable to the  participant and increases in the value of a contract  are not  subject to  taxation  until  received  by a participant or beneficiary.

         Distributions  are generally  taxable to the participant or beneficiary as ordinary income in the year of receipt.  Any distribution  that is considered the participant's "investment in the contract" is treated as a return of capital and is not taxable.  Under a qualified  plan, the investment in the contract may be zero.

         The annual limits that apply to the amounts that may be  contributed to a defined  contribution  plan each year were  increased  by EGTRRA.  The maximum total annual limit was increased from $35,000 to $40,000.  The limit on employee salary

                                       14

reduction deferrals (commonly referred to as "401(k) contributions") increase on a graduated basis; $11,000 in 2002, $12,000 in 2003, $13,000 in 2004, $14,000 in
2005 and $15,000 in 2005. The $15,000 annual limit will be indexed for inflation after 2005.

SECTION 403(b) PLANS

         Under Code section  403(b),  payments made by public school systems and certain  tax  exempt  organizations  to  purchase  annuity  contracts  for their employees  are  excludable  from the gross  income of the  employee,  subject to certain  limitations.  However,  these  payments  may be subject to FICA (Social
Security)  taxes. A qualified  contract issued as a tax-sheltered  annuity under section  403(b) will be amended as necessary to conform to the  requirements  of the Code.  The annual  limits  under Code  Section  403(b) for  employee  salary reduction  deferrals  are  increased  under the same rules  applicable to 401(k)
plans ($11,000 in 2002, etc.)

         Code section 403(b)(11)  restricts this distribution under Code section
403(b) annuity contracts of: (1) elective  contributions made in years beginning after December 31, 1998; (2) earnings on those  contributions;  and (3) earnings in such years on amounts held as of the last year  beginning  before  January 1,
1989.  Distribution  of those amounts may only occur upon death of the employee, attainment  of age 59 1/2,  separation  from service,  disability,  or financial hardship. In addition,  income attributable to elective contributions may not be distributed in the case of hardship.

FEDERAL INCOME TAX WITHHOLDING

         The  portion  of  a  distribution,  which  is  taxable  income  to  the recipient, will be subject to federal income tax withholding as follows:

1.    ELIGIBLE ROLLOVER  DISTRIBUTION FROM SECTION 403(B) PLANS OR ARRANGEMENTS,
      FROM  QUALIFIED  PENSION  AND  PROFIT-SHARING  PLANS,  OR FROM  457  PLANS
      SPONSORED BY GOVERNMENTAL ENTITIES

      There is a mandatory 20% tax withholding for plan  distributions  that are eligible  for  rollover  to an  IRA  or to  another  qualified  retirement  plan
(including  a 457 plan  sponsored  by a  governmental  entity)  but that are not directly  rolled  over.  A  distribution  made  directly  to  a  participant  or beneficiary may avoid this result if:

      (a)   a periodic  settlement  distribution is elected based upon a life or life expectancy calculation, or

      (b)   a term-for-years  settlement distribution is elected for a period of ten years or more, payable at least annually, or

      (c)   a minimum  required  distribution  as  defined  under the tax law is taken  after  the  attainment  of the age of 70 1/2or  as  otherwise required by law, or

      (d)   the distribution is a hardship distribution.

         A distribution  including a rollover that is not a direct rollover will be subject to the 20% withholding, and a 10% additional tax penalty may apply to any amount not added back in the rollover.  The 20% withholding may be recovered when the  participant or beneficiary  files a personal income tax return for the year if a rollover was completed within 60 days of receipt of the funds,  except to  the  extent  that  the  participant  or  spousal  beneficiary  is  otherwise underwithheld or short on estimated taxes for that year.

2.    OTHER NON-PERIODIC DISTRIBUTIONS (FULL OR PARTIAL REDEMPTIONS)

         To the extent not  described as requiring 20%  withholding  in 1 above, the portion of a non-periodic  distribution,  which constitutes  taxable income,
will  be  subject  to  federal   income  tax   withholding,   if  the  aggregate
distributions  exceed $200 for the year, unless the recipient elects not to have taxes  withheld.  If no such election is made,  10% of the taxable  distribution will be withheld as federal  income tax.  Election forms will be provided at the time  distributions  are  requested.  This form of  withholding  applies  to all annuity programs.

                                       15

3.    PERIODIC  DISTRIBUTIONS  (DISTRIBUTIONS PAYABLE OVER A PERIOD GREATER THAN
      ONE YEAR)

         The  portion  of a periodic  distribution,  which  constitutes  taxable income,  will be  subject  to  federal  income  tax  withholding  under the wage withholding tables as if the recipient were married claiming three exemptions. A recipient  may elect not to have income  taxes  withheld  or have  income  taxes withheld at a different rate by providing a completed  election  form.  Election forms will be provided at the time  distributions  are  requested.  This form of withholding applies to all annuity programs.  As of January 1, 2002, a recipient receiving  periodic payments (e.g.,  monthly or annual payments under an annuity option)  which total  $15,360 or less per year,  will  generally  be exempt from periodic withholding.

         Recipients  who  elect  not to have  withholding  made are  liable  for payment of federal income tax on the taxable  portion of the  distribution.  All recipients  may also be subject to  penalties  under the  estimated  tax payment rules if withholding  and estimated tax payments are not sufficient to cover tax liabilities.

         Recipients  who do not  provide  a  social  security  number  or  other
taxpayer   identification   number  will  not  be  permitted  to  elect  out  of
withholding. Additionally, U.S citizens residing outside of the country, or U.S.
legal  residents  temporarily  residing  outside  the  country,  are  subject to different withholding rules and cannot elect out of withholding.

                             INDEPENDENT ACCOUNTANTS

         KPMG LLP, One Financial Plaza,  Hartford, CT 06103 has been selected as independent auditors to examine and report on the fund's financial statements.

         The  consolidated  financial  statements and schedules of The Travelers
Insurance  Company and  subsidiaries  as of December 31, 2001 and 2000,  and for each of the years in the  three-year  period ended  December 31, 2001,  included herein,  and the financial  statements  of The  Travelers  Fund ABD for Variable
Annuities as of December 31, 2001, and for the years ended December 31, 2001 and
2000, also included  herein,  have been included in reliance upon the reports of
KPMG LLP, independent certified public accountants,  appearing elsewhere herein, and upon the authority of said firm as experts in accounting  and auditing.  The audit reports covering the December 31, 2001 financial  statements and schedules of The  Travelers  Insurance  Company  and  subsidiaries  refer  to  changes  in accounting for derivative instruments and hedging activities and for securitized financial assets.

                                       16

                       STATEMENT OF ADDITIONAL INFORMATION

                         FUND ABD FOR VARIABLE ANNUITIES

                               PORTFOLIO ARCHITECT
                           PORTFOLIO ARCHITECT SELECT
                                PREMIER ADVISERS

                      Individual Variable Annuity Contract
                                    issued by

                         The Travelers Insurance Company
                                One Tower Square
                           Hartford, Connecticut 06183

L-20686S                                                                May 2002

ANNUAL REPORT
DECEMBER 31, 2001

                             THE TRAVELERS FUND ABD
                             FOR VARIABLE ANNUITIES

[Travelers LOGO]
The Travelers Insurance Company
The Travelers Life and Annuity Company
One Tower Square
Hartford, CT 06183

                             THE TRAVELERS FUND ABD
                             FOR VARIABLE ANNUITIES

                       STATEMENT OF ASSETS AND LIABILITIES
                                DECEMBER 31, 2001

                                      CREDIT APPRECIATION   MONEY MARKET                          PREMIER GROWTH
                                             FUND            PORTFOLIO     AIM V.I. VALUE FUND   PORTFOLIO-CLASS B
                                      -------------------   ------------   -------------------   -----------------
Assets:
  Investments at market value:            $65,845,280       $47,615,591        $5,496,062           $13,620,520

  Receivables:
    Dividends ................                     --            24,019                --                    --
  Other assets ...............                     --                --                --                    --
                                          -----------       -----------        ----------           -----------

      Total Assets ...........             65,845,280        47,639,610         5,496,062            13,620,520
                                          -----------       -----------        ----------           -----------

LIABILITIES:
  Payables:
    Insurance charges ........                  6,869             4,406               570                 1,416
    Administrative fees ......                    824               529                69                   170
                                          -----------       -----------        ----------           -----------

    Total Liabilities ........                  7,693             4,935               639                 1,586
                                          -----------       -----------        ----------           -----------

NET ASSETS:                               $65,837,587       $47,634,675        $5,495,423           $13,618,934
                                          ===========       ===========        ==========           ===========

                        See Notes to Financial Statements

                                      -1-

                             THE TRAVELERS FUND ABD
                             FOR VARIABLE ANNUITIES

                 STATEMENT OF ASSETS AND LIABILITIES - CONTINUED
                                DECEMBER 31, 2001

                                      CREDIT SUISSE TRUST
                                        EMERGING MARKETS                    DREYFUS APPRECIATION     SMALL CAP PORTFOLIO -
                                           PORTFOLIO        REIT SERIES   PORTFOLIO - INITIAL CLASS      INITIAL CLASS
                                      -------------------   -----------   -------------------------   ------------------
Assets:
  Investments at market value:            $1,944,851        $2,389,166           $11,947,920              $12,687,067

  Receivables:
    Dividends ................                    --                --                    --                       --
  Other assets ...............                    --                --                    --                       --
                                          ----------        ----------           -----------              -----------

      Total Assets ...........             1,944,851         2,389,166            11,947,920               12,687,067
                                          ----------        ----------           -----------              -----------

LIABILITIES:
  Payables:
    Insurance charges ........                   200               246                 1,241                    1,299
    Administrative fees ......                    24                30                   149                      156
                                          ----------        ----------           -----------              -----------

    Total Liabilities ........                   224               276                 1,390                    1,455
                                          ----------        ----------           -----------              -----------

NET ASSETS:                               $1,944,627        $2,388,890           $11,946,530              $12,685,612
                                          ==========        ==========           ===========              ===========

                        See Notes to Financial Statements

                                      -2-

                             THE TRAVELERS FUND ABD
                             FOR VARIABLE ANNUITIES

                 STATEMENT OF ASSETS AND LIABILITIES - CONTINUED
                                DECEMBER 31, 2001

                                                                                                                     GLOBAL LIFE
                                                                                                                       SCIENCES
                         DIVERSIFIED STRATEGIC   EQUITY INDEX PORTFOLIO   FUNDAMENTAL VALUE   BALANCED PORTFOLIO-     PORTFOLIO-
APPRECIATION PORTFOLIO      INCOME FOLIO            -CLASS II SHARES         PORTFOLIO          SERVICE SHARES      SERVICE SHARES
----------------------   ---------------------   ----------------------   -----------------   -------------------   --------------

     $18,304,237              $14,547,434             $11,083,294            $21,709,960          $12,627,841         $3,830,119

              --                       --                      --                     --                   --                 --
              --                       --                      --                     --                   --                 --
     -----------              -----------             -----------            -----------          -----------         ----------

      18,304,237               14,547,434              11,083,294             21,709,960           12,627,841          3,830,119
     -----------              -----------             -----------            -----------          -----------         ----------

           1,891                    1,489                   1,129                  2,241                1,304                396
             227                      179                     136                    269                  156                 48
     -----------              -----------             -----------            -----------          -----------         ----------

           2,118                    1,668                   1,265                  2,510                1,460                444
     -----------              -----------             -----------            -----------          -----------         ----------

     $18,302,119              $14,545,766             $11,082,029            $21,707,450          $12,626,381         $3,829,675
     ===========              ===========             ===========            ===========          ===========         ==========

                        See Notes to Financial Statements

                                      -3-

                             THE TRAVELERS FUND ABD
                             FOR VARIABLE ANNUITIES

                 STATEMENT OF ASSETS AND LIABILITIES - CONTINUED
                                DECEMBER 31, 2001

                                     GLOBAL TECHNOLOGY   STRATEGIC VALUE     CAPITAL APPRECIATION   WORLDWIDE GROWTH
                                     PORTFOLIO-SERVICE   PORTFOLIO-SERVICE    PORTFOLIO-SERVICE     PORTFOLIO-SERVICE
                                          SHARES              SHARES               SHARES                SHARES
                                     -----------------   -----------------   --------------------   -----------------
ASSETS:
   Investments at market value:         $4,444,098            $188,165             $475,962            $10,408,063

   Receivables:
      Dividends ..................              --                  --                   --                     --
   Other assets ..................              --                  --                   --                     --
                                        ----------            --------             --------            -----------

         Total Assets ............       4,444,098             188,165              475,962             10,408,063
                                        ----------            --------             --------            -----------

LIABILITIES:
   Payables:
      Insurance charges ..........             462                  21                   50                  1,159
      Administrative fees ........              56                   2                    6                    139
                                        ----------            --------             --------            -----------

         Total Liabilities .......             518                  23                   56                  1,298
                                        ----------            --------             --------            -----------

NET ASSETS:                             $4,443,580            $188,142             $475,906            $10,406,765
                                        ==========            ========             ========            ===========

                       See Notes to Financial Statements

                                       -4-

                             THE TRAVELERS FUND ABD
                             FOR VARIABLE ANNUITIES

                 STATEMENT OF ASSETS AND LIABILITIES - CONTINUED
                                DECEMBER 31, 2001

                        PUTNAM VT
                    INTERNATIONAL GROWTH    PUTNAM VT SMALL CAP     PUTNAM VT VOYAGER
TOTAL RETURN BOND     FUND -  CLASS IB     VALUE FUND - CLASS IB   II FUND - CLASS IB
   PORTFOLIO             SHARES                   SHARES                 SHARES         CAPITAL FUND   HIGH YIELD BOND FUND
-----------------   --------------------   ---------------------   ------------------   ------------   --------------------
   $5,452,248           $1,333,726                $470,671              $ 217,182        $ 7,969,499        $ 484,173

           --                   --                      --                     --                 --               --
           --                   --                      --                     --                545               --
   ----------           ----------                --------              ---------        -----------        ---------

    5,452,248            1,333,726                 470,671                217,182          7,970,044          484,173
   ----------           ----------                --------              ---------        -----------        ---------

          556                  226                      49                     11                819               50
           66                   27                       6                      1                 98                6
   ----------           ----------                --------              ---------        -----------        ---------

          622                  253                      55                     12                917               56
   ----------           ----------                --------              ---------        -----------        ---------

   $5,451,626           $1,333,473                $470,616              $ 217,170        $ 7,969,127        $ 484,117
   ==========           ==========                ========              =========        ===========        =========

                       See Notes to Financial Statements

                                       -5-

                             THE TRAVELERS FUND ABD
                             FOR VARIABLE ANNUITIES

                 STATEMENT OF ASSETS AND LIABILITIES - CONTINUED
                                DECEMBER 31, 2001

                                                     SMALL CAP GROWTH                         CONVERTIBLE BOND
                                    INVESTORS FUND         FUND          STRATEGIC BOND FUND     PORTFOLIO
                                    --------------   -----------------   -------------------  ----------------
ASSETS:
   Investments at market value:       $19,577,287        $1,473,702           $1,217,100         $12,328,243

   RECEIVABLES:
      Dividends ...............                --                --                   --                  --
   Other assets ...............                --                --                   --                  --
                                      -----------        ----------           ----------         -----------

         Total Assets .........        19,577,287         1,473,702            1,217,100          12,328,243
                                      -----------        ----------           ----------         -----------

LIABILITIES:
   Payables:
      Insurance charges .......             2,028               153                  128               1,269
      Administrative fees .....               243                18                   15                 152
                                      -----------        ----------           ----------         -----------

         Total Liabilities ....             2,271               171                  143               1,421
                                      -----------        ----------           ----------         -----------

NET ASSETS:                           $19,575,016        $1,473,531           $1,216,957         $12,326,822
                                      ===========        ==========           ==========         ===========

                       See Notes to Financial Statements

                                       -6-

                             THE TRAVELERS FUND ABD
                             FOR VARIABLE ANNUITIES

                 STATEMENT OF ASSETS AND LIABILITIES - CONTINUED
                                DECEMBER 31, 2001

DISCIPLINED MID CAP   EQUITY INCOME    FEDERATED HIGH YIELD   FEDERATED STOCK                         LAZARD INTERNATIONAL
    PORTFOLIO           PORTFOLIO           PORTFOLIO            PORTFOLIO      LARGE CAP PORTFOLIO     STOCK PORTFOLIO
-------------------   --------------   --------------------   ---------------   -------------------   --------------------
     $8,557,824         $41,438,039         $11,728,176         $11,040,233         $35,944,791            $14,618,606

             --                  --                  --                  --                  --                     --
             --                  --                  --                  --                  --                     --
     ----------         -----------         -----------         -----------         -----------            -----------

      8,557,824          41,438,039          11,728,176          11,040,233          35,944,791             14,618,606
     ----------         -----------         -----------         -----------         -----------            -----------

            889               4,295               1,202               1,141               3,742                  1,582
            106                 515                 144                 137                 448                    190
     ----------         -----------         -----------         -----------         -----------            -----------

            995               4,810               1,346               1,278               4,190                  1,772
     ----------         -----------         -----------         -----------         -----------            -----------

     $8,556,829         $41,433,229         $11,726,830         $11,038,955         $35,940,601            $14,616,834
     ==========         ===========         ===========         ===========         ===========            ===========

                       See Notes to Financial Statements

                                       -7-

                             THE TRAVELERS FUND ABD
                             FOR VARIABLE ANNUITIES

                 STATEMENT OF ASSETS AND LIABILITIES - CONTINUED
                                DECEMBER 31, 2001

                                    MFS EMERGING     MFS MID CAP GROWTH   MFS RESEARCH   TRAVELERS QUALITY
                                  GROWTH PORTFOLIO        PORTFOLIO         PORTFOLIO      BOND PORTFOLIO
                                  ----------------   ------------------   ------------   -----------------
ASSETS:
   Investments at market value:      $23,954,113         $22,920,116       $2,789,519       $37,793,985

   Receivables:
      Dividends ...............               --                  --               --                --
   Other assets ...............               --                  --               --                --
                                     -----------         -----------       ----------       -----------

         Total Assets .........       23,954,113          22,920,116        2,789,519        37,793,985
                                     -----------         -----------       ----------       -----------

LIABILITIES:
   Payables:
      Insurance charges .......            2,492               2,393              289             3,869
      Administrative fees .....              299                 287               35               464
                                     -----------         -----------       ----------       -----------

         Total Liabilities ....            2,791               2,680              324             4,333
                                     -----------         -----------       ----------       -----------

Net Assets:                          $23,951,322         $22,917,436       $2,789,195       $37,789,652
                                     ===========         ===========       ==========       ===========

                        See Notes to Financial Statements

                                       -8-

                             THE TRAVELERS FUND ABD
                             FOR VARIABLE ANNUITIES

                 STATEMENT OF ASSETS AND LIABILITIES - CONTINUED
                                DECEMBER 31, 2001

ACTIVE INTERNATIONAL   EMERGING MARKETS   EQUITY GROWTH   GLOBAL VALUE EQUITY   MID CAP GROWTH   MID CAP VALUE
ALLOCATION PORTFOLIO   EQUITY PORTFOLIO     PORTFOLIO          PORTFOLIO           PORTFOLIO       PORTFOLIO
--------------------   ----------------   -------------   -------------------   --------------   -------------

      $323,496             $295,505          $863,002          $1,377,720          $727,008        $1,905,912

            --                   --                --                  --                --                --
            --                   --                --                  --                --                --
      --------             --------          --------          ----------          --------        ----------

       323,496              295,505           863,002           1,377,720           727,008         1,905,912
      --------             --------          --------          ----------          --------        ----------

            33                   30                91                 143                77               198
             4                    3                11                  17                 9                23
      --------             --------          --------          ----------          --------        ----------

            37                   33               102                 160                86               221
      --------             --------          --------          ----------          --------        ----------

      $323,459             $295,472          $862,900          $1,377,560          $726,922        $1,905,691
      ========             ========          ========          ==========          ========        ==========

                        See Notes to Financial Statements

                                       -9-

                             THE TRAVELERS FUND ABD
                             FOR VARIABLE ANNUITIES

                 STATEMENT OF ASSETS AND LIABILITIES - CONTINUED
                                DECEMBER 31, 2001

                                                          U.S. REAL ESTATE                          AIM CAPITAL
                                   TECHNOLOGY PORTFOLIO       PORTFOLIO      VALUE PORTFOLIO   APPRECIATION PORTFOLIO
                                   --------------------   ----------------   ---------------   ----------------------
ASSETS:
   Investments at market value:          $683,127             $636,672          $1,813,773           $3,045,752

   Receivables:
      Dividends ................               --                   --                  --                   --
   Other assets ................               --                   --                  --                   --
                                         --------             --------          ----------           ----------

         Total Assets ..........          683,127              636,672           1,813,773            3,045,752
                                         --------             --------          ----------           ----------

LIABILITIES:
   Payables:
      Insurance charges ........               72                   66                 189                  317
      Administrative fees ......                9                    8                  22                   38
                                         --------             --------          ----------           ----------

         Total Liabilities .....               81                   74                 211                  355
                                         --------             --------          ----------           ----------

NET ASSETS:                              $683,046             $636,598          $1,813,562           $3,045,397
                                         ========             ========          ==========           ==========

                        See Notes to Financial Statements

                                      -10-

                             THE TRAVELERS FUND ABD
                             FOR VARIABLE ANNUITIES

                 STATEMENT OF ASSETS AND LIABILITIES - CONTINUED
                                DECEMBER 31, 2001

                                                             SMITH BARNEY      SMITH BARNEY LARGE
ALLIANCE GROWTH   MFS TOTAL RETURN   PUTNAM DIVERSIFIED   AGGRESSIVE GROWTH   CAPITALIZATION GROWTH
   PORTFOLIO          PORTFOLIO       INCOME PORTFOLIO         PORTFOLIO            PORTFOLIO         COMSTOCK PORTFOLIO
---------------   ----------------   ------------------   -----------------   ---------------------   ------------------

  $48,145,181        $57,708,242         $3,808,401          $11,318,028           $1,075,115              $433,938

           --                 --                 --                   --                   --                    --
           --                 --                 --                   --                   --                    --
  -----------        -----------         ----------          -----------           ----------              --------

   48,145,181         57,708,242          3,808,401           11,318,028            1,075,115               433,938
  -----------        -----------         ----------          -----------           ----------              --------

        4,995              5,937                390                1,176                  111                    45
          600                712                 47                  141                   13                     5
  -----------        -----------         ----------          -----------           ----------              --------

        5,595              6,649                437                1,317                  124                    50
  -----------        -----------         ----------          -----------           ----------              --------

  $48,139,586        $57,701,593         $3,807,964          $11,316,711           $1,074,991              $433,888
  ===========        ===========         ==========          ===========           ==========              ========

                        See Notes to Financial Statements

                                      -11-

                             THE TRAVELERS FUND ABD
                             FOR VARIABLE ANNUITIES

                 STATEMENT OF ASSETS AND LIABILITIES - CONTINUED
                                DECEMBER 31, 2001

                                                                              DOMESTIC INCOME
                                   COMSTOCK PORTFOLIO -   DOMESTIC INCOME   PORTFOLIO - CLASS II   EMERGING GROWTH
                                     CLASS II SHARES         PORTFOLIO              SHARES            PORTFOLIO
                                   --------------------   ---------------   --------------------   ---------------
ASSETS:
   Investments at market value:         $4,274,949           $1,124,753           $723,634            $1,576,588

   Receivables:
      Dividends ...............                 --                   --                 --                    --
   Other assets ...............                 --                   --                 --                    --
                                        ----------           ----------           --------            ----------

         Total Assets .........          4,274,949            1,124,753            723,634             1,576,588
                                        ----------           ----------           --------            ----------

LIABILITIES:
   Payables:
      Insurance charges .......                450                  115                 76                   164
      Administrative fees .....                 52                   13                  9                    20
                                        ----------           ----------           --------            ----------

         Total Liabilities ....                502                  128                 85                   184
                                        ----------           ----------           --------            ----------

NET ASSETS: ...................         $4,274,447           $1,124,625           $723,549            $1,576,404
                                        ==========           ==========           ========            ==========

                        See Notes to Financial Statements

                                      -12-

                             THE TRAVELERS FUND ABD
                             FOR VARIABLE ANNUITIES

                 STATEMENT OF ASSETS AND LIABILITIES - CONTINUED
                                DECEMBER 31, 2001

    EMERGING
GROWTH PORTFOLIO -                         ENTERPRISE PORTFOLIO -                          GOVERNMENT PORTFOLIO   GROWTH AND INCOME
 CLASS II SHARES    ENTERPRISE PORTFOLIO       CLASS II SHARES      GOVERNMENT PORTFOLIO     CLASS II SHARES          PORTFOLIO
-----------------   --------------------   ----------------------   --------------------   --------------------   -----------------

    $1,627,806           $1,270,322               $602,455                $680,705              $1,606,615            $1,898,425

            --                   --                     --                      --                      --                    --
            --                   --                     --                      --                      --                    --
    ----------           ----------               --------                --------              ----------            ----------

     1,627,806            1,270,322                602,455                 680,705               1,606,615             1,898,425
    ----------           ----------               --------                --------              ----------            ----------

           172                  132                     66                      70                     170                   196
            20                   16                      7                       8                      20                    24
    ----------           ----------               --------                --------              ----------            ----------

           192                  148                     73                      78                     190                   220
    ----------           ----------               --------                --------              ----------            ----------

    $1,627,614           $1,270,174               $602,382                $680,627              $1,606,425            $1,898,205
    ==========           ==========               ========                ========              ==========            ==========

                        See Notes to Financial Statements

                                      -13-

                             THE TRAVELERS FUND ABD
                             FOR VARIABLE ANNUITIES

                 STATEMENT OF ASSETS AND LIABILITIES - CONTINUED
                                DECEMBER 31, 2001

                                  GROWTH AND INCOME                             MONEY MARKET         CONTRAFUND(R)
                                 PORTFOLIO - CLASS II   VAN KAMPEN MONEY   PORTFOLIO - CLASS II   PORTFOLIO - SERVICE
                                       SHARES           MARKET PORTFOLIO           SHARES               CLASS 2
                                 --------------------   ----------------   --------------------   -------------------
ASSETS:
   Investments at market value:       $2,097,168           $2,513,747           $3,168,733             $6,444,263

   Receivables:
      Dividends ..............                --                   --                   --                     --
Other assets .................                --                   --                   --                     --
                                      ----------           ----------           ----------             ----------

         Total Assets ........         2,097,168            2,513,747            3,168,733              6,444,263
                                      ----------           ----------           ----------             ----------

LIABILITIES:
   Payables:
      Insurance charges ......               227                  259                  316                    666
      Administrative fees ....                26                   31                   37                     80
                                      ----------           ----------           ----------             ----------

         Total Liabilities ...               253                  290                  353                    746
                                      ----------           ----------           ----------             ----------

NET ASSETS: ..................        $2,096,915           $2,513,457           $3,168,380             $6,443,517
                                      ==========           ==========           ==========             ==========

                        See Notes to Financial Statements

                                      -14-

                             THE TRAVELERS FUND ABD
                             FOR VARIABLE ANNUITIES

                 STATEMENT OF ASSETS AND LIABILITIES - CONTINUED
                                DECEMBER 31, 2001

   DYNAMIC CAPITAL
APPRECIATION PORTFOLIO   MID CAP PORTFOLIO -
  - SERVICE CLASS 2        SERVICES CLASS 2      COMBINED
----------------------   -------------------   ------------

        $8,166                $1,743,517       $685,997,581

            --                        --             24,019
            --                        --                545
        ------                ----------       ------------

         8,166                 1,743,517        686,022,145
        ------                ----------       ------------

             1                       176             70,698
            --                        21              8,472
        ------                ----------       ------------

             1                       197             79,170
        ------                ----------       ------------

        $8,165                $1,743,320       $685,942,975
        ======                ==========       ============

                        See Notes to Financial Statements

                                      -15-

                             THE TRAVELERS FUND ABD
                             FOR VARIABLE ANNUITIES

                             STATEMENT OF OPERATIONS
                      FOR THE YEAR ENDED DECEMBER 31, 2001

                                                     CAPITAL APPRECIATION   MONEY MARKET                           PREMIER GROWTH
                                                              FUND            PORTFOLIO    AIM V.I. VALUE FUND   PORTFOLIO - CLASS B
                                                     --------------------   ------------   -------------------   -------------------
INVESTMENT INCOME:
   Dividends .....................................       $    353,467         $952,744          $   7,105            $        --
                                                         ------------         --------          ---------            -----------

EXPENSES:
   Insurance charges .............................            934,164          362,762             41,646                133,452
   Administrative fees ...........................            112,092           43,531              4,998                 16,012
                                                         ------------         --------          ---------            -----------

      Total expenses .............................          1,046,256          406,293             46,644                149,464
                                                         ------------         --------          ---------            -----------

         Net investment income (loss) ............           (692,789)         546,451            (39,539)              (149,464)
                                                         ------------         --------          ---------            -----------

REALIZED GAIN (LOSS) AND UNREALIZED
   GAIN (LOSS) ON INVESTMENTS:
     Realized gain distribution ..................                 --               --            107,853                599,196
     Realized gain (loss) on sale of investments .         (3,276,729)              --            (88,744)              (476,809)
                                                         ------------         --------          ---------            -----------

      Realized gain (loss) .......................         (3,276,729)              --             19,109                122,387
                                                         ------------         --------          ---------            -----------

     Change in unrealized gain (loss)
        on investments ...........................        (21,299,077)              --           (405,192)            (2,001,871)
                                                         ------------         --------          ---------            -----------

Net increase (decrease) in net assets
   resulting from operations .....................       $(25,268,595)        $546,451          $(425,622)           $(2,028,948)
                                                         ============         ========          =========            ===========

                        See Notes to Financial Statements

                                      -16-

                             THE TRAVELERS FUND ABD
                             FOR VARIABLE ANNUITIES

                       STATEMENT OF OPERATIONS - CONTINUED
                      FOR THE YEAR ENDED DECEMBER 31, 2001

                                                   CREDIT SUISSE TRUST
                                                    EMERGING MARKETS                    DREYFUS APPRECIATION     SMALL CAP PORTFOLIO
                                                        PORTFOLIO        REIT SERIES   PORTFOLIO-INITIAL CLASS      INITIAL CLASS
                                                   -------------------   -----------   -----------------------   -------------------
INVESTMENT INCOME:
  Dividends ....................................        $      --          $ 20,034         $   103,279              $  47,856
                                                        ---------          --------         -----------              ---------

EXPENSES:
  Insurance charges ............................           31,904            19,948             149,778                124,887
  Administrative fees ..........................            3,828             2,390              17,969                 14,986
                                                        ---------          --------         -----------              ---------

    Total expenses .............................           35,732            22,338             167,747                139,873
                                                        ---------          --------         -----------              ---------

      Net investment income (loss) .............          (35,732)           (2,304)            (64,468)               (92,017)
                                                        ---------          --------         -----------              ---------

REALIZED GAIN (LOSS) AND UNREALIZED
  GAIN (LOSS) ON INVESTMENTS:
    Realized gain distribution .................               --             4,122                  --                809,526
    Realized gain (loss) on sale of investments.         (142,907)           95,202            (147,356)              (610,622)
                                                        ---------          --------         -----------              ---------

      Realized gain (loss) .....................         (142,907)           99,324            (147,356)               198,904
                                                        ---------          --------         -----------              ---------

      Change in unrealized gain (loss)
        on investments .........................          242,914            51,296          (1,186,817)              (727,866)
                                                        ---------          --------         -----------              ---------

Net increase (decrease) in net assets
  resulting from operations ....................        $  64,275          $148,316         $(1,398,641)             $(620,979)
                                                        =========          ========         ===========              =========

                        See Notes to Financial Statements

                                      -17-

                             THE TRAVELERS FUND ABD
                             FOR VARIABLE ANNUITIES

                       STATEMENT OF OPERATIONS - CONTINUED
                      FOR THE YEAR ENDED DECEMBER 31, 2001

APPRECIATION   DIVERSIFIED STRATEGIC  EQUITY INDEX PORTFOLIO -    FUNDAMENTAL     BALANCED PORTFOLIO -      GLOBAL LIFE SCIENCES
 PORTFOLIO       INCOME PORTFOLIO       - CLASS II SHARES       VALUE PORTFOLIO     SERVICE SHARES       PORTFOLIO - SERVICE SHARES
------------   ---------------------   ----------------------   ---------------   --------------------   --------------------------

 $ 190,516          $1,253,610               $  55,844            $    88,897          $ 177,351                 $      --
 ---------          ----------               ---------            -----------          ---------                 ---------

   203,816             175,895                  95,325                153,006            104,317                    36,963
    24,458              21,108                  11,436                 18,361             12,499                     4,435
 ---------          ----------               ---------            -----------          ---------                 ---------

   228,274             197,003                 106,761                171,367            116,816                    41,398
 ---------          ----------               ---------            -----------          ---------                 ---------

   (37,758)          1,056,607                 (50,917)               (82,470)            60,535                   (41,398)
 ---------          ----------               ---------            -----------          ---------                 ---------

        --                  --                      --              1,313,120                 --                        --
  (102,990)           (237,020)               (179,098)              (138,657)          (113,282)                 (142,348)
 ---------          ----------               ---------            -----------          ---------                 ---------

  (102,990)           (237,020)               (179,098)             1,174,463           (113,282)                 (142,348)
 ---------          ----------               ---------            -----------          ---------                 ---------

  (791,103)           (600,078)               (727,837)            (1,664,042)          (351,375)                 (195,855)
 ---------          ----------               ---------            -----------          ---------                 ---------

 $(931,851)         $  219,509               $(957,852)           $  (572,049)         $(404,122)                $(379,601)
 =========          ==========               =========            ===========          =========                 =========

                        See Notes to Financial Statements

                                      -18-

                             THE TRAVELERS FUND ABD
                             FOR VARIABLE ANNUITIES

                       STATEMENT OF OPERATIONS - CONTINUED
                      FOR THE YEAR ENDED DECEMBER 31, 2001

                                               GLOBAL TECHNOLOGY      STRATEGIC VALUE     CAPITAL APPRECIATION     WORLDWIDE GROWTH
                                              PORTFOLIO - SERVICE   PORTFOLIO - SERVICE   PORTFOLIO - SERVICE    PORTFOLIO - SERVICE
                                                    SHARES                SHARES                SHARES                 SHARES
                                              -------------------   -------------------   --------------------   -------------------
INVESTMENT INCOME:
   Dividends ..............................       $    28,155             $   48                $  2,510             $    23,534
                                                  -----------             ------                --------             -----------

EXPENSES:
   Insurance charges ......................            51,659                564                   2,913                 104,882
   Administrative fees ....................             6,199                 66                     344                  12,573
                                                  -----------             ------                --------             -----------

      Total expenses ......................            57,858                630                   3,257                 117,455
                                                  -----------             ------                --------             -----------

         Net investment income (loss) .....           (29,703)              (582)                   (747)                (93,921)
                                                  -----------             ------                --------             -----------

REALIZED GAIN (LOSS) AND UNREALIZED
   GAIN (LOSS) ON INVESTMENTS:
      Realized gain distribution ..........                --                 --                      --                      --
      Realized gain (loss) on sale of
         investments                               (1,065,817)               (16)                 (1,159)             (2,924,950)
                                                  -----------             ------                --------             -----------

         Realized gain (loss) .............        (1,065,817)               (16)                 (1,159)             (2,924,950)
                                                  -----------             ------                --------             -----------

   Change in unrealized gain (loss)
      on investments ......................          (937,641)             1,530                 (35,201)              1,096,477
                                                  -----------             ------                --------             -----------

   Net increase (decrease) in net assets
      resulting from operations ...........       $(2,033,161)            $  932                $(37,107)            $(1,922,394)
                                                  ===========             ======                ========             ===========

                        See Notes to Financial Statements

                                      -19-

                             THE TRAVELERS FUND ABD
                             FOR VARIABLE ANNUITIES

                       STATEMENT OF OPERATIONS - CONTINUED
                      FOR THE YEAR ENDED DECEMBER 31, 2001

                        PUTNAM VT
                    INTERNATIONAL GROWTH    PUTNAM VT SMALL CAP    PUTNAM VT VOYAGER
TOTAL RETURN BOND     FUND - CLASS IB      VALUE FUND - CLASS IB   II FUND - CLASS IB
   PORTFOLIO              SHARES                  SHARES                 SHARES          CAPITAL FUND   HIGH YIELD BOND FUND
-----------------   --------------------   ---------------------   ------------------    ------------   --------------------

    $  57,060             $     --                $    --                $    --          $ 53,347           $ 37,845
    ---------             --------                -------                -------          --------           --------

       17,575                6,081                  1,190                    430            41,534              4,756
        2,098                  730                    142                     51             4,966                568
    ---------             --------                -------                -------          --------           --------

       19,673                6,811                  1,332                    481            46,500              5,324
    ---------             --------                -------                -------          --------           --------

       37,387               (6,811)                (1,332)                  (481)            6,847             32,521
    ---------             --------                -------                -------          --------           --------

       97,610                   --                     --                     --            26,183                 --

       13,419              160,510                 (1,752)                (6,584)          (27,175)            (5,594)
    ---------             --------                -------                -------          --------           --------

      111,029              160,510                 (1,752)                (6,584)             (992)            (5,594)
    ---------             --------                -------                -------          --------           --------

     (119,144)              24,899                 27,596                    429           123,429            (15,606)
    ---------             --------                -------                -------          --------           --------

    $  29,272             $178,598                $24,512                $(6,636)         $129,284           $ 11,321
    =========             ========                =======                =======          ========           ========

                        See Notes to Financial Statements

                                      -20-

                             THE TRAVELERS FUND ABD
                             FOR VARIABLE ANNUITIES

                       STATEMENT OF OPERATIONS - CONTINUED
                      FOR THE YEAR ENDED DECEMBER 31, 2001

                                                                        SMALL CAP GROWTH   STRATEGIC BOND   CONVERTIBLE BOND
                                                       INVESTORS FUND         FUND             FUND            PORTFOLIO
                                                       --------------   ----------------   --------------   ----------------
INVESTMENT INCOME:
   Dividends .......................................     $ 143,596          $     --           $47,054          $ 171,618
                                                         ---------          --------           -------          ---------

EXPENSES:
   Insurance charges ...............................       170,937            11,065             9,749            105,451
   Administrative fees .............................        20,496             1,323             1,163             12,650
                                                         ---------          --------           -------          ---------

      Total expenses ...............................       191,433            12,388            10,912            118,101
                                                         ---------          --------           -------          ---------

         Net investment income (loss) ..............       (47,837)          (12,388)           36,142             53,517
                                                         ---------          --------           -------          ---------

REALIZED GAIN (LOSS) AND UNREALIZED
   GAIN (LOSS) ON INVESTMENTS:
      Realized gain distribution ...................       140,821                --                --            368,147
      Realized gain (loss) on sale of investments...       (10,510)          (26,426)             (403)           (48,829)
                                                         ---------          --------           -------          ---------

         Realized gain (loss) ......................       130,311           (26,426)             (403)           319,318
                                                         ---------          --------           -------          ---------

      Change in unrealized gain (loss)
         on investments ............................      (786,992)           21,955             4,283           (626,348)
                                                         ---------          --------           -------          ---------

   Net increase (decrease) in net assets
      resulting from operations ....................     $(704,518)         $(16,859)          $40,022          $(253,513)
                                                         =========          ========           =======          =========

                        See Notes to Financial Statements

                                      -21-

                             THE TRAVELERS FUND ABD
                             FOR VARIABLE ANNUITIES

                       STATEMENT OF OPERATIONS - CONTINUED
                      FOR THE YEAR ENDED DECEMBER 31, 2001

DISCIPLINED MID CAP   DISCIPLINED SMALL CAP   EQUITY INCOME   FEDERATED HIGH YIELD   FEDERATED STOCK    LARGE CAP
  STOCK PORTFOLIO        STOCK PORTFOLIO        PORTFOLIO         PORTFOLIO             PORTFOLIO       PORTFOLIO
-------------------   ---------------------   -------------   --------------------   ---------------   -----------

     $  20,892              $   4,617          $   438,088          $1,440,354          $ 139,807      $   181,188
     ---------              ---------          -----------          ----------          ---------      -----------

        89,120                 29,961              484,272             148,938            138,796          469,796
        10,693                  3,595               58,103              17,870             16,655           56,361
     ---------              ---------          -----------          ----------          ---------      -----------

        99,813                 33,556              542,375             166,808            155,451          526,157
     ---------              ---------          -----------          ----------          ---------      -----------

       (78,921)               (28,939)            (104,287)          1,273,546            (15,644)        (344,969)
     ---------              ---------          -----------          ----------          ---------      -----------

       513,578                127,813               93,005                  --            463,255           24,424
       (75,024)              (499,503)            (177,811)           (593,631)          (133,909)      (1,374,876)
     ---------              ---------          -----------          ----------          ---------      -----------

       438,554               (371,690)             (84,806)           (593,631)           329,346       (1,350,452)
     ---------              ---------          -----------          ----------          ---------      -----------

      (703,656)                11,864           (3,047,452)           (673,994)          (332,691)      (6,370,257)
     ---------              ---------          -----------          ----------          ---------      -----------

     $(344,023)             $(388,765)         $(3,236,545)         $    5,921          $ (18,989)     $(8,065,678)
     =========              =========          ===========          ==========          =========      ===========

                        See Notes to Financial Statements

                                      -22-

                             THE TRAVELERS FUND ABD
                             FOR VARIABLE ANNUITIES

                       STATEMENT OF OPERATIONS - CONTINUED
                      FOR THE YEAR ENDED DECEMBER 31, 2001

                                                    LAZARD INTERNATIONAL      MFS EMERGING       MFS MID CAP GROWTH   MFS RESEARCH
                                                      STOCK PORTFOLIO       GROWTH PORTFOLIO         PORTFOLIO         PORTFOLIO
                                                    --------------------   ------------------   -------------------   ------------
INVESTMENT INCOME:
  Dividends .....................................        $    26,736          $         --          $         --       $   1,188
                                                         -----------          ------------          ------------       ---------

EXPENSES:
  Insurance charges .............................            212,607               332,160               263,390          33,902
  Administrative fees ...........................             25,511                39,859                31,607           4,068
                                                         -----------          ------------          ------------       ---------

    Total expenses ..............................            238,118               372,019               294,997          37,970
                                                         -----------          ------------          ------------       ---------

      Net investment income (loss) ..............           (211,382)             (372,019)             (294,997)        (36,782)
                                                         -----------          ------------          ------------       ---------

REALIZED GAIN (LOSS) AND UNREALIZED
  GAIN (LOSS) ON INVESTMENTS:
    Realized gain distribution ..................            644,319             5,763,407             4,938,235         187,022
    Realized gain (loss) on sale of investments..         (6,027,188)           (2,037,240)             (977,941)       (164,482)
                                                         -----------          ------------          ------------       ---------

      Realized gain (loss) ......................         (5,382,869)            3,726,167             3,960,294          22,540
                                                         -----------          ------------          ------------       ---------

  Change in unrealized gain (loss)
    on investments ..............................            633,115           (17,107,639)           (9,878,876)       (737,510)
                                                         -----------          ------------          ------------       ---------

Net increase (decrease) in net assets
  resulting from operations .....................        $(4,961,136)         $(13,753,491)         $ (6,213,579)      $(751,752)
                                                         ===========          ============          ============       =========

                        See Notes to Financial Statements

                                      -23-

                             THE TRAVELERS FUND ABD
                             FOR VARIABLE ANNUITIES

                       STATEMENT OF OPERATIONS - CONTINUED
                      FOR THE YEAR ENDED DECEMBER 31, 2001

STRATEGIC STOCK   TRAVELERS QUALITY   ACTIVE INTERNATIONAL   EMERGING MARKETS   EQUITY GROWTH   GLOBAL VALUE EQUITY
  PORTFOLIO        BOND PORTFOLIO     ALLOCATION PORTFOLIO   EQUITY PORTFOLIO     PORTFOLIO          PORTFOLIO
---------------   -----------------   --------------------   ----------------   -------------   -------------------

    $ 24,818          $1,045,959            $  5,515             $     --         $     --          $  14,701
    --------          ----------            --------             --------         --------          ---------

       6,786             347,158               2,886                3,263            6,225             14,426
         814              41,657                 345                  391              741              1,721
    --------          ----------            --------             --------         --------          ---------

       7,600             388,815               3,231                3,654            6,966             16,147
    --------          ----------            --------             --------         --------          ---------

      17,218             657,144               2,284               (3,654)          (6,966)            (1,446)
    --------          ----------            --------             --------         --------          ---------

       5,675                  --                  41                   --              571                 --
     (12,444)            266,146             (25,059)             (12,651)          (3,483)            (8,835)
    --------          ----------            --------             --------         --------          ---------

      (6,769)            266,146             (25,018)             (12,651)          (2,912)            (8,835)
    --------          ----------            --------             --------         --------          ---------

     (56,548)            165,757             (22,834)                (993)         (32,140)           (91,815)
    --------          ----------            --------             --------         --------          ---------

    $(46,099)         $1,089,047            $(45,568)            $(17,298)        $(42,018)         $(102,096)
    ========          ==========            ========             ========         ========          =========

                        See Notes to Financial Statements

                                      -24-

                             THE TRAVELERS FUND ABD
                             FOR VARIABLE ANNUITIES

                       STATEMENT OF OPERATIONS - CONTINUED
                      FOR THE YEAR ENDED DECEMBER 31, 2001

                                                    MID CAP GROWTH   MID CAP VALUE   TECHNOLOGY   U.S. REAL ESTATE
                                                      PORTFOLIO        PORTFOLIO      PORTFOLIO     PORTFOLIO
                                                    --------------   -------------   ----------   ----------------
INVESTMENT INCOME:
  Dividends ......................................     $      --        $     --      $      --        $22,877
                                                       ---------        --------      ---------        -------

EXPENSES:
  Insurance charges ..............................         5,415          16,713          5,364          4,290
  Administrative fees ............................           645           2,001            640            510
                                                       ---------        --------      ---------        -------

    Total expenses ...............................         6,060          18,714          6,004          4,800
                                                       ---------        --------      ---------        -------

      Net investment income (loss) ...............        (6,060)        (18,714)        (6,004)        18,077
                                                       ---------        --------      ---------        -------

REALIZED GAIN (LOSS) AND UNREALIZED
  GAIN (LOSS) ON INVESTMENTS:
    Realized gain distribution ...................            --           1,526             --          3,658
    Realized gain (loss) on sale of investments ..        (3,495)        (20,479)       (62,108)         1,793
                                                       ---------        --------      ---------        -------

      Realized gain (loss) .......................        (3,495)        (18,953)       (62,108)         5,451
                                                       ---------        --------      ---------        -------

    Change in unrealized gain (loss)
      on investments .............................      (104,049)          8,364       (154,522)        10,474
                                                       ---------        --------      ---------        -------

Net increase (decrease) in net assets
resulting from operations ........................     $(113,604)       $(29,303)     $(222,634)       $34,002
                                                       =========        ========      =========        =======

                        See Notes to Financial Statements

                                      -25-

                             THE TRAVELERS FUND ABD
                             FOR VARIABLE ANNUITIES

                       STATEMENT OF OPERATIONS - CONTINUED
                      FOR THE YEAR ENDED DECEMBER 31, 2001

                                                                                                       SMITH BARNEY
                        AIM CAPITAL        ALLIANCE GROWTH   MFS TOTAL RETURN   PUTNAM DIVERSIFIED   AGGRESSIVE GROWTH
VALUE PORTFOLIO   APPRECIATION PORTFOLIO      PORTFOLIO          PORTFOLIO       INCOME PORTFOLIO       PORTFOLIO
---------------   ----------------------   ---------------   ----------------   ------------------   -----------------

   $ 17,296             $      --            $    107,430      $ 1,406,969         $ 333,283             $     --
   --------             ---------            ------------      -----------         ---------             --------

     16,166                26,307                 671,273          634,070            51,043               39,921
      1,936                 3,157                  80,553           76,078             6,125                4,790
   --------             ---------            ------------      -----------         ---------             --------

     18,102                29,464                 751,826          710,148            57,168               44,711
   --------             ---------            ------------      -----------         ---------             --------

       (806)              (29,464)               (644,396)         696,821           276,115              (44,711)
   --------             ---------            ------------      -----------         ---------             --------

     68,256               627,539               7,927,972        1,750,895                --                   --
     24,976              (123,325)             (1,925,914)           7,508          (119,698)             (41,362)
   --------             ---------            ------------      -----------         ---------             --------

     93,232               504,214               6,002,058        1,758,403          (119,698)             (41,362)
   --------             ---------            ------------      -----------         ---------             --------

    (85,301)             (929,795)            (14,056,345)      (3,140,055)          (56,623)             175,204
   --------             ---------            ------------      -----------         ---------             --------

   $  7,125             $(455,045)           $ (8,698,683)     $  (684,831)        $  99,794             $ 89,131
   ========             =========            ============      ===========         =========             ========

                        See Notes to Financial Statements

                                      -26-

                             THE TRAVELERS FUND ABD
                             FOR VARIABLE ANNUITIES

                       STATEMENT OF OPERATIONS - CONTINUED
                      FOR THE YEAR ENDED DECEMBER 31, 2001

                                             SMITH BARNEY LARGE
                                            CAPITALIZATION GROWTH                        COMSTOCK PORTFOLIO   DOMESTIC INCOME
                                                 PORTFOLIO          COMSTOCK PORTFOLIO    CLASS II SHARES        PORTFOLIO
                                            ---------------------   ------------------   ------------------   ---------------
INVESTMENT INCOME:
   Dividends ............................         $     --               $     --             $     --           $ 63,336
                                                  --------               --------             --------           --------

EXPENSES:
   Insurance charges ....................            4,514                  4,581               14,906             12,316
   Administrative fees ..................              541                    549                1,755              1,478
                                                  --------               --------             --------           --------

      Total expenses ....................            5,055                  5,130               16,661             13,794
                                                  --------               --------             --------           --------

         Net investment income (loss) ...           (5,055)                (5,130)             (16,661)            49,542
                                                  --------               --------             --------           --------
REALIZED GAIN (LOSS) AND UNREALIZED
   GAIN (LOSS) ON INVESTMENTS:
      Realized gain distribution ........               --                  1,156                  310                 --
      Realized gain (loss) on sale of
         investments ....................           (3,229)                 3,774               (7,574)              (844)
                                                  --------               --------             --------           --------

         Realized gain (loss) ...........           (3,229)                 4,930               (7,264)              (844)
                                                  --------               --------             --------           --------

      Change in unrealized gain (loss)
         on investments .................          (20,598)               (13,615)             (19,605)            29,192
                                                  --------               --------             --------           --------
   Net increase (decrease) in  net assets
      resulting from operations .........         $(28,882)              $(13,815)            $(43,530)          $ 77,890
                                                  ========               ========             ========           ========

                       See Notes to Financial Statements

                                      -27-

                             THE TRAVELERS FUND ABD
                             FOR VARIABLE ANNUITIES

                       STATEMENT OF OPERATIONS - CONTINUED
                      FOR THE YEAR ENDED DECEMBER 31, 2001

 DOMESTIC INCOME                         EMERGING GROWTH
PORTFOLIO-CLASS II   EMERGING GROWTH    PORTFOLIO-CLASS II                          ENTERPRISE PORTFOLIO-
    SHARES              PORTFOLIO           SHARES           ENTERPRISE PORTFOLIO     CLASS II SHARES       GOVERNMENT PORTFOLIO
------------------   ---------------    ------------------   --------------------   ---------------------   --------------------

     $ 6,301            $   1,918            $     --              $   2,962              $     21                 $26,615
     -------            ---------            --------              ---------              --------                 -------

       3,168               22,629               6,938                 17,668                 3,239                   7,419
         375                2,716                 816                  2,120                   374                     891
     -------            ---------            --------              ---------              --------                 -------

       3,543               25,345               7,754                 19,788                 3,613                   8,310
     -------            ---------            --------              ---------              --------                 -------

       2,758              (23,427)             (7,754)               (16,826)               (3,592)                 18,305
     -------            ---------            --------              ---------              --------                 -------

          --                   --                  --                107,561                 3,607                      --
           4             (131,760)            (20,628)              (182,460)                 (351)                    848
     -------            ---------            --------              ---------              --------                 -------

           4             (131,760)            (20,628)               (74,899)                3,256                     848
     -------            ---------            --------              ---------              --------                 -------

       9,581             (629,086)            (42,707)              (316,748)              (10,651)                  7,564
     -------            ---------            --------              ---------              --------                 -------

     $12,343            $(784,273)           $(71,089)             $(408,473)             $(10,987)                $26,717
     =======            =========            ========              =========              ========                 =======

                        See Notes to Financial Statements

                                      -28-

                             THE TRAVELERS FUND ABD
                             FOR VARIABLE ANNUITIES

                       STATEMENT OF OPERATIONS - CONTINUED
                      FOR THE YEAR ENDED DECEMBER 31, 2001

                                                                                        GROWTH AND INCOME
                                           GOVERNMENT PORTFOLIO-   GROWTH AND INCOME    PORTFOLIO-CLASS II   VAN KAMPEN MONEY
                                             CLASS II SHARES           PORTFOLIO             SHARES          MARKET PORTFOLIO
                                           ---------------------   ------------------   ------------------   ----------------
INVESTMENT INCOME:
   Dividends ...........................          $ 3,537              $   1,457             $     --            $80,294
                                                  -------              ---------             --------            -------

EXPENSES:
   Insurance charges ...................            6,698                 25,664               10,746             28,710
   Administrative fees .................              783                  3,080                1,232              3,445
                                                  -------              ---------             --------            -------

      Total expenses ...................            7,481                 28,744               11,978             32,155
                                                  -------              ---------             --------            -------

         Net investment income (loss) ..           (3,944)               (27,287)             (11,978)            48,139
                                                  -------              ---------             --------            -------
REALIZED GAIN (LOSS) AND UNREALIZED
   GAIN (LOSS) ON INVESTMENTS:
      Realized gain distribution .......               --                 15,034                1,162                 --
      Realized gain (loss) on sale of
         investments....................            1,964                (11,254)              (7,568)                --
                                                  -------              ---------             --------            -------

         Realized gain (loss) ..........            1,964                  3,780               (6,406)                --
                                                  -------              ---------             --------            -------

      Change in unrealized gain (loss)
         on investments ................           17,942               (163,466)               7,769                 --
                                                  -------              ---------             --------            -------

   Net increase (decrease) in net assets
      resulting from operations ........          $15,962              $(186,973)            $(10,615)           $48,139
                                                  =======              =========             ========            =======

                        See Notes to Financial Statements

                                      -29-

                            THE TRAVELERS FUND ABD
                            FOR VARIABLE ANNUITIES

                      STATEMENT OF OPERATIONS - CONTINUED
                     FOR THE YEAR ENDED DECEMBER 31, 2001

    MONEY MARKET        CONTRAFUND(R)         DYNAMIC CAPITAL
PORTFOLIO-CLASS II    PORTFOLIO-SERVICE  APPRECAITION PORTFOLIO-   MID CAP PORTFOLIO-
     SHARES              CLASS 2             SERVICE CLASS 2        SERVICE CLASS 2       COMBINED
-------------------   -----------------   ----------------------   ------------------   ------------

      $32,871             $  26,087              $    11                $    --         $  9,292,598
      -------             ---------              -------                -------         ------------

       16,502                62,402                   99                  5,145            7,404,241
        1,917                 7,486                   12                    617              888,085
      -------             ---------              -------                -------         ------------

       18,419                69,888                  111                  5,762            8,292,326
      -------             ---------              -------                -------         ------------

       14,452               (43,801)                (100)                (5,762)           1,000,272
      -------             ---------              -------                -------         ------------

           --                97,828                   --                     --           26,834,427
           --              (115,070)              (2,397)                (3,448)         (24,106,674)
      -------             ---------              -------                -------         ------------

           --               (17,242)              (2,397)                (3,448)           2,727,753
      -------             ---------              -------                -------         ------------

           --              (511,880)              (1,145)                87,728          (89,025,279)
      -------             ---------              -------                -------         ------------

      $14,452             $(572,923)             $(3,642)               $78,518         $(85,297,254)
      =======             =========              =======                =======         ============

                        See Notes to Financial Statements

                                      -30-

                             THE TRAVELERS FUND ABD
                             FOR VARIABLE ANNUITIES

                       STATEMENT OF CHANGES IN NET ASSETS
                 FOR THE YEARS ENDED DECEMBER 31, 2001 AND 2000

                                            CAPITAL APPRECIATION FUND         MONEY MARKET PORTFOLIO          AIM V.I. VALUE FUND
                                           ----------------------------    ------------------------------    ----------------------
                                               2001            2000            2001             2000            2001         2000
                                           ------------    ------------    -------------    -------------    ----------    --------
OPERATIONS:
   Net investment income (loss) ........   $   (692,789)   $ (1,336,960)   $     546,451    $     733,294    $  (39,539)   $   (443)
   Realized gain (loss) ................     (3,276,729)      4,548,899               --               --        19,109      28,441
   Change in unrealized gain (loss)
      on investments ...................    (21,299,077)    (29,859,360)              --               --      (405,192)    (43,497)
                                           ------------    ------------    -------------    -------------    ----------    --------

   Net increase (decrease) in net assets
      resulting from operations ........    (25,268,595)    (26,647,421)         546,451          733,294      (425,622)    (15,499)
                                           ------------    ------------    -------------    -------------    ----------    --------

UNIT TRANSACTIONS:
   Participant purchase payments .......      3,294,302      24,862,230       19,909,018       13,109,259     1,526,923     763,203
   Participant transfers from other
      Travelers accounts ...............     11,498,387      28,821,355      263,278,198      104,298,094     4,157,147     145,678
   Administrative charges ..............        (22,112)        (15,122)          (3,808)          (1,376)       (1,276)         --
   Contract surrenders .................     (3,180,987)     (3,885,656)      (5,515,220)      (4,755,148)      (70,866)       (153)
   Participant transfers to other
      Travelers accounts ...............    (10,142,071)    (12,210,583)    (248,415,953)    (113,200,559)     (497,564)         --
   Other payments to participants ......       (565,717)     (1,166,978)        (192,526)        (705,829)      (86,548)         --
                                           ------------    ------------    -------------    -------------    ----------    --------

      Net increase (decrease)
         in net assets resulting
            from unit transactions .....        881,802      36,405,246       29,059,727       (1,255,559)    5,027,816     908,728
                                           ------------    ------------    -------------    -------------    ----------    --------

         Net increase (decrease)
            in net assets ..............    (24,386,793)      9,757,825       29,606,178         (522,265)    4,602,194     893,229

NET ASSETS:
   Beginning of year ................        90,224,380      80,466,555       18,028,497       18,550,762       893,229          --
                                           ------------    ------------    -------------    -------------    ----------    --------
   End of year ......................      $ 65,837,587    $ 90,224,380    $  47,634,675    $  18,028,497    $5,495,423    $893,229
                                           ============    ============    =============    =============    ==========    ========

                        See Notes to Financial Statements

                                      -31-

                             THE TRAVELERS FUND ABD
                             FOR VARIABLE ANNUITIES

                 STATEMENT OF CHANGES IN NET ASSETS - CONTINUED
                 FOR THE YEARS ENDED DECEMBER 31, 2001 AND 2000

                                           PREMIER GROWTH PORTFOLIO -    CREDIT SUISSE TRUST EMERGING
                                                    CLASS B                     MARKETS PORTFOLIO               REIT SERIES
                                           --------------------------    ----------------------------    --------------------------
                                              2001           2000            2001            2000           2001           2000
                                           -----------    -----------    ------------    ------------    -----------    -----------
OPERATIONS:
   Net investment income (loss) ........   $  (149,464)   $   (28,047)   $    (35,732)   $    (34,114)   $    (2,304)   $     4,315
   Realized gain (loss) ................       122,387         12,121        (142,907)       (422,628)        99,324         63,953
   Change in unrealized gain (loss)
      on investments ...................    (2,001,871)    (1,082,132)        242,914        (400,591)        51,296         43,778
                                           -----------    -----------    ------------    ------------    -----------    -----------

   Net increase (decrease) in net assets
      resulting from operations ........    (2,028,948)    (1,098,058)         64,275        (857,333)       148,316        112,046
                                           -----------    -----------    ------------    ------------    -----------    -----------

UNIT TRANSACTIONS:
   Participant purchase payments .......     2,592,443      5,610,260          92,001       1,086,489        436,703        228,051
   Participant transfers from other
      Travelers accounts ...............     8,193,322      2,693,300      79,741,349      25,049,618      8,159,442      4,010,449
   Administrative charges ..............        (3,215)          (133)           (799)           (354)          (372)           (44)
   Contract surrenders .................      (497,266)       (33,258)        (80,416)       (117,982)      (209,724)       (35,258)
   Participant transfers to other
      Travelers accounts ...............    (1,540,445)      (166,533)    (80,039,091)    (24,125,116)    (6,966,250)    (3,804,325)
   Other payments to participants ......       (95,090)        (7,445)        (27,769)        (11,163)            --             --
                                           -----------    -----------    ------------    ------------    -----------    -----------

      Net increase (decrease)
         in net assets resulting from
            unit transactions ..........     8,649,749      8,096,191        (314,725)      1,881,492      1,419,799        398,873
                                           -----------    -----------    ------------    ------------    -----------    -----------

         Net increase (decrease)
            in net assets ..............     6,620,801      6,998,133        (250,450)      1,024,159      1,568,115        510,919

NET ASSETS:
   Beginning of year ...................     6,998,133             --       2,195,077       1,170,918        820,775        309,856
                                           -----------    -----------    ------------    ------------    -----------    -----------
   End of year .........................   $13,618,934    $ 6,998,133    $  1,944,627    $  2,195,077    $ 2,388,890    $   820,775
                                           ===========    ===========    ============    ============    ===========    ===========

                        See Notes to Financial Statements

                                      -32-

                             THE TRAVELERS FUND ABD
                             FOR VARIABLE ANNUITIES

                 STATEMENT OF CHANGES IN NET ASSETS - CONTINUED
                 FOR THE YEARS ENDED DECEMBER 31, 2001 AND 2000

DREYFUS APPRECIATION PORTFOLIO -                                                                      DIVERSIFIED STRATEGIC INCOME
         INITIAL CLASS             SMALL CAP PORTFOLIO - INITIAL CLASS     APPRECIATION PORTFOLIO              PORTFOLIO
--------------------------------   -----------------------------------   --------------------------   ----------------------------
    2001               2000              2001              2000             2001           2000           2001            2000
--------------    --------------   ----------------   ----------------   -----------    -----------   ------------    ------------

  $   (64,468)     $   (70,877)      $   (92,017)       $   (51,947)     $   (37,758)   $   (80,234)   $ 1,056,607     $ 1,022,992
     (147,356)         545,752           198,904          4,084,703         (102,990)       191,373       (237,020)       (123,908)

   (1,186,817)        (721,400)         (727,866)        (3,654,795)        (791,103)      (270,548)      (600,078)       (729,909)
  -----------      -----------       -----------        -----------      -----------    -----------    -----------     -----------

   (1,398,641)        (246,525)         (620,979)           377,961         (931,851)      (159,409)       219,509         169,175
  -----------      -----------       -----------        -----------      -----------    -----------    -----------     -----------

      605,122        2,100,761         1,822,031          3,029,485        2,475,238      3,052,914        752,749       1,056,163

    2,219,512        6,496,946         5,785,228          6,947,295        5,656,247      1,921,305      3,304,705       1,566,540
       (3,017)          (1,683)           (3,135)              (869)          (4,001)        (1,461)        (1,993)         (1,221)
     (543,436)        (297,134)         (439,069)          (217,897)        (508,398)      (353,586)      (421,691)       (569,718)

     (907,651)      (4,834,566)       (1,787,396)        (5,357,884)      (1,749,859)      (365,672)    (1,823,571)       (747,792)
     (178,700)        (649,960)         (104,014)          (327,082)        (577,524)       (75,889)      (268,060)       (585,422)
  -----------      -----------       -----------        -----------      -----------    -----------    -----------     -----------

    1,191,830        2,814,364         5,273,645          4,073,048        5,291,703      4,177,611      1,542,139         718,550
  -----------      -----------       -----------        -----------      -----------    -----------    -----------     -----------

     (206,811)       2,567,839         4,652,666          4,451,009        4,359,852      4,018,202      1,761,648         887,725

   12,153,341        9,585,502         8,032,946          3,581,937       13,942,267      9,924,065     12,784,118      11,896,393
  -----------      -----------       -----------        -----------      -----------    -----------    -----------     -----------
  $11,946,530      $12,153,341       $12,685,612        $ 8,032,946      $18,302,119    $13,942,267    $14,545,766     $12,784,118
  ===========      ===========       ===========        ===========      ===========    ===========    ===========     ===========

                        See Notes to Financial Statements

                                      -33-

                             THE TRAVELERS FUND ABD
                             FOR VARIABLE ANNUITIES

                 STATEMENT OF CHANGES IN NET ASSETS - CONTINUED
                 FOR THE YEARS ENDED DECEMBER 31, 2001 AND 2000

                                                EQUITY INDEX PORTFOLIO -                                   BALANCED PORTFOLIO -
                                                    CLASS II SHARES        FUNDAMENTAL VALUE PORTFOLIO        SERVICE SHARES
                                                ------------------------   ---------------------------   ------------------------
                                                   2001         2000          2001            2000          2001         2000
                                                -----------   ----------   -----------      ----------   -----------   ----------
OPERATIONS:
   Net investment income (loss) .............   $   (50,917)  $  (25,390)  $   (82,470)     $    9,566   $    60,535   $   37,252
   Realized gain (loss) .....................      (179,098)      20,141     1,174,463         191,814      (113,282)      30,592
   Change in unrealized gain (loss)
      on investments ........................      (727,837)    (328,539)   (1,664,042)        435,367      (351,375)    (195,079)
                                                -----------   ----------   -----------      ----------   -----------   ----------

   Net increase (decrease) in net assets
      resulting from operations .............      (957,852)    (333,788)     (572,049)        636,747      (404,122)    (127,235)
                                                -----------   ----------   -----------      ----------   -----------   ----------

UNIT TRANSACTIONS:
   Participant purchase payments ............     2,712,022    2,438,132     4,561,252       2,228,100     1,598,354    3,313,261
   Participant transfers from other
      Travelers accounts ....................     6,959,198    1,715,005    13,690,135       1,136,258     8,823,172    1,789,539
   Administrative charges ...................        (2,177)        (318)       (2,570)           (463)       (2,283)         (86)
   Contract surrenders ......................      (235,266)     (55,876)     (534,235)        (95,504)     (490,326)    (102,082)
   Participant transfers to other
      Travelers accounts ....................    (1,487,298)    (397,258)   (1,213,268)       (170,759)   (1,663,203)     (77,186)
   Other payments to participants ...........       (99,871)          --      (186,665)        (14,841)      (31,422)          --
                                                -----------   ----------   -----------      ----------   -----------   ----------

   Net increase (decrease) in net assets
      resulting from unit transactions ......     7,846,608    3,699,685    16,314,649       3,082,791     8,234,292    4,923,446
                                                -----------   ----------   -----------      ----------   -----------   ----------

      Net increase (decrease) in net assets..     6,888,756    3,365,897    15,742,600       3,719,538     7,830,170    4,796,211

NET ASSETS:
   Beginning of year ........................     4,193,273      827,376     5,964,850       2,245,312     4,796,211           --
                                                -----------   ----------   -----------      ----------   -----------   ----------
   End of year ..............................   $11,082,029   $4,193,273   $21,707,450      $5,964,850   $12,626,381   $4,796,211
                                                ===========   ==========   ===========      ==========   ===========   ==========

                        See Notes to Financial Statements

                                      -34-

                             THE TRAVELERS FUND ABD
                             FOR VARIABLE ANNUITIES

                 STATEMENT OF CHANGES IN NET ASSETS - CONTINUED
                 FOR THE YEARS ENDED DECEMBER 31, 2001 AND 2000

GLOBAL LIFE SCIENCES PORTFOLIO -   GLOBAL TECHNOLOGY PORTFOLIO -   STRATEGIC VALUE PORTFOLIO -   CAPITAL APPRECIATION PORTFOLIO -
     SERVICE SHARES                        SERVICE SHARES                  SERVICE SHARES                  SERVICE SHARES
--------------------------------   -----------------------------   ---------------------------   --------------------------------
       2001          2000               2001          2000                2001      2000                  2001      2000
    -----------   ----------         -----------   -----------          --------   ------               --------   -------

    $   (41,398)  $   (8,401)        $   (29,703)  $     3,272          $   (582)  $   --               $   (747)  $    73
       (142,348)       2,494          (1,065,817)      (31,115)              (16)      --                 (1,159)      (50)

       (195,855)      95,025            (937,641)   (1,330,954)            1,530       24                (35,201)   (1,481)
    -----------   ----------         -----------   -----------          --------   ------               --------   -------

       (379,601)      89,118          (2,033,161)   (1,358,797)              932       24                (37,107)   (1,458)
    -----------   ----------         -----------   -----------          --------   ------               --------   -------

        764,647    1,612,379           1,118,777     3,525,721             6,702    1,000                 95,344    28,519

      3,509,716      598,728           3,723,685     1,994,935           179,844       --                393,717       620
         (1,329)         (59)             (1,866)         (184)               (4)      --                   (237)       --
       (136,120)      (5,158)           (146,583)      (17,765)             (356)      --                 (3,355)       --

     (2,056,420)     (80,987)         (1,932,258)     (341,720)               --       --                   (137)       --
        (85,239)          --             (87,204)           --                --       --                     --        --
    -----------   ----------         -----------   -----------          --------   ------               --------   -------

      1,995,255    2,124,903           2,674,551     5,160,987           186,186    1,000                485,332    29,139
    -----------   ----------         -----------   -----------          --------   ------               --------   -------

      1,615,654    2,214,021             641,390     3,802,190           187,118    1,024                448,225    27,681

      2,214,021           --           3,802,190            --             1,024       --                 27,681        --
    -----------   ----------         -----------   -----------          --------   ------               --------   -------
    $ 3,829,675   $2,214,021         $ 4,443,580   $ 3,802,190          $188,142   $1,024               $475,906   $27,681
    ===========   ==========         ===========   ===========          ========   ======               ========   =======

                        See Notes to Financial Statements

                                      -35-

                             THE TRAVELERS FUND ABD
                             FOR VARIABLE ANNUITIES

                 STATEMENT OF CHANGES IN NET ASSETS - CONTINUED
                 FOR THE YEARS ENDED DECEMBER 31, 2001 AND 2000

                                                WORLDWIDE GROWTH PORTFOLIO -    TOTAL RETURN BOND   PUTNAM VT INTERNATIONAL GROWTH
                                                      SERVICE SHARES                PORTFOLIO           FUND - CLASS IB SHARES
                                                ----------------------------   ------------------   ------------------------------
                                                     2001          2000           2001       2000            2001       2000
                                                  -----------   -----------    -----------   ----         -----------   ----
Operations:
   Net investment income (loss) .............     $   (93,921)  $   (13,411)   $    37,387    $--         $    (6,811)   $--
   Realized gain (loss) .....................      (2,924,950)       92,978        111,029     --             160,510     --
   Change in unrealized gain (loss)
      on investments ........................       1,096,477    (1,053,424)      (119,144)    --              24,899     --
                                                  -----------   -----------    -----------    ---         -----------    ---

   Net increase (decrease) in net assets
      resulting from operations .............      (1,922,394)     (973,857)        29,272     --             178,598     --
                                                  -----------   -----------    -----------    ---         -----------    ---

UNIT TRANSACTIONS:
   Participant purchase payments ............       1,660,098     5,271,757      1,092,810     --             421,351     --
   Participant transfers from other
      Travelers accounts ....................      32,580,037     2,301,480      8,522,459     --          26,606,739     --
   Administrative charges ...................          (2,970)         (172)           (70)    --                 (18)    --
   Contract surrenders ......................        (298,649)      (75,254)      (185,757)    --             (11,849)    --
   Participant transfers to other
      Travelers accounts ....................      27,815,786)     (212,692)    (4,007,088)    --         (25,861,348)    --
   Other payments to participants ...........        (104,833)           --             --     --                  --     --
                                                  -----------   -----------    -----------    ---         -----------    ---

   Net increase (decrease) in net assets
      resulting from unit transactions ......       6,017,897     7,285,119      5,422,354     --           1,154,875     --
                                                  -----------   -----------    -----------    ---         -----------    ---

      Net increase (decrease) in net assets..       4,095,503     6,311,262      5,451,626     --           1,333,473     --

NET ASSETS:
   Beginning of year ........................       6,311,262            --             --     --                  --     --
                                                  -----------   -----------    -----------    ---         -----------    ---
   End of year ..............................     $10,406,765   $ 6,311,262    $ 5,451,626    $--         $ 1,333,473    $--
                                                  ===========   ===========    ===========    ===         ===========    ===

                        See Notes to Financial Statements

                                      -36-

                             THE TRAVELERS FUND ABD
                             FOR VARIABLE ANNUITIES

                 STATEMENT OF CHANGES IN NET ASSETS - CONTINUED
                 FOR THE YEARS ENDED DECEMBER 31, 2001 AND 2000

PUTNAM VT SMALL CAP VALUE FUND -   PUTNAM VT VOYAGER II FUND -
       CLASS IB SHARES                  CLASS IB SHAREs                CAPITAL FUND         HIGH YIELD BOND FUND
--------------------------------   ---------------------------    -----------------------   ----------------------
          2001     2000                   2001      2000             2001         2000         2001       2000
       ---------   ----                 ---------   ----          ----------   ----------    --------   --------

       $  (1,332)   $--                 $    (481)   $--          $    6,847   $   (2,484)   $ 32,521   $ 25,206
          (1,752)    --                    (6,584)    --                (992)      88,196      (5,594)    (1,020)

          27,596     --                       429     --             123,429      (13,801)    (15,606)   (28,342)
       ---------    ---                 ---------    ---          ----------   ----------    --------   --------

          24,512     --                    (6,636)    --             129,284       71,911      11,321     (4,156)
       ---------    ---                 ---------    ---          ----------   ----------    --------   --------

          82,023     --                    53,217     --           1,596,757      582,423      74,002     13,396

         605,305     --                   628,690     --           5,937,067      702,399     136,148    118,314
             (39)    --                        (7)    --              (1,051)         (82)        (83)       (49)
          (4,984)    --                       (87)    --            (171,172)     (13,831)     (5,725)    (3,019)

        (236,201)    --                  (458,007)    --            (902,248)    (226,506)    (10,579)   (13,812)
              --     --                         -     --                   -      (18,293)    (46,267)         -
       ---------    ---                 ---------    ---          ----------   ----------    --------   --------

         446,104     --                   223,806     --           6,459,353    1,026,110     147,496    114,830
       ---------    ---                 ---------    ---          ----------   ----------    --------   --------

         470,616     --                   217,170     --           6,588,637    1,098,021     158,817    110,674

              --     --                        --     --           1,380,490      282,469     325,300    214,626
       ---------    ---                 ---------    ---          ----------   ----------    --------   --------
       $ 470,616    $--                 $ 217,170    $--          $7,969,127   $1,380,490    $484,117   $325,300
       =========    ===                 =========    ===          ==========   ==========    ========   ========

                        See Notes to Financial Statements

                                      -37-

                             THE TRAVELERS FUND ABD
                             FOR VARIABLE ANNUITIES

                 STATEMENT OF CHANGES IN NET ASSETS - CONTINUED
                 FOR THE YEARS ENDED DECEMBER 31, 2001 AND 2000

                                                      INVESTORS FUND         SMALL CAP GROWTH FUND    STRATEGIC BOND FUND
                                                 ------------------------   ----------------------   ---------------------
                                                    2001          2000          2001        2000        2001         2000
                                                 -----------   ----------   ----------   ---------   ----------   --------
OPERATIONS:
   Net investment income (loss) ..............   $   (47,837)  $  (27,756)  $  (12,388)  $  (1,941)  $   36,142   $ 32,839
   Realized gain (loss) ......................       130,311      341,995      (26,426)      6,353         (403)      (939)
   Change in unrealized gain (loss)
      on investments .........................      (786,992)     495,814       21,955     (17,930)       4,283        122
                                                 -----------   ----------   ----------   ---------   ----------   --------

      Net increase (decrease) in net assets
         resulting from operations ...........      (704,518)     810,053      (16,859)    (13,518)      40,022     32,022
                                                 -----------   ----------   ----------   ---------   ----------   --------

UNIT TRANSACTIONS:
   Participant purchase payments .............     3,674,347    2,698,570      243,384     258,580      179,220    117,197
   Participant transfers from other
      Travelers accounts .....................    10,219,089    2,349,703    1,059,255     319,432      486,420    209,172
   Administrative charges ....................        (3,818)        (930)        (286)        (35)         (81)       (51)
   Contract surrenders .......................      (663,904)    (209,603)     (16,932)     (4,183)      (7,105)    (2,613)
   Participant transfers to other
      Travelers accounts .....................    (1,998,236)    (788,776)    (206,979)   (148,328)     (29,468)   (19,078)
   Other payments to participants ............       (73,287)    (157,056)          --          --     (130,760)   (11,295)
                                                 -----------   ----------   ----------   ---------   ----------   --------

      Net increase (decrease) in net assets
         resulting from unit transactions ....    11,154,191    3,891,908    1,078,442     425,466      498,226    293,332
                                                 -----------   ----------   ----------   ---------   ----------   --------

      Net increase (decrease) in net assets...    10,449,673    4,701,961    1,061,583     411,948      538,248    325,354

NET ASSETS:
      Beginning of year ......................     9,125,343    4,423,382      411,948          --      678,709    353,355
                                                 -----------   ----------   ----------   ---------   ----------   --------
      End of year ............................   $19,575,016   $9,125,343   $1,473,531   $ 411,948   $1,216,957   $678,709
                                                 ===========   ==========   ==========   =========   ==========   =========

                       See Notes to Financial Statements

                                      -38-

                             THE TRAVELERS FUND ABD
                             FOR VARIABLE ANNUITIES

                 STATEMENT OF CHANGES IN NET ASSETS - CONTINUED
                 FOR THE YEARS ENDED DECEMBER 31, 2001 AND 2000

                             DISCIPLINED MID CAP STOCK   DISCIPLINED SMALL CAP STOCK
CONVERTIBLE BOND PORTFOLIO           PORTFOLIO                     PORTFOLIO            EQUITY INCOME PORTFOLIO
--------------------------   -------------------------   ---------------------------   -------------------------
    2001          2000           2001          2000           2001         2000            2001         2000
 -----------   ----------    -----------   -----------    -----------   -----------    -----------   -----------

 $    53,517   $    9,849    $   (78,921)  $   (67,226)   $   (28,939)  $   (30,238)   $  (104,287)  $   (90,329)
     319,318      169,098        438,554       947,648       (371,690)      378,501        (84,806)      (34,065)

    (626,348)      (2,007)      (703,656)     (241,134)        11,864      (325,225)    (3,047,452)    2,784,829
 -----------   ----------    -----------   -----------    -----------   -----------    -----------   -----------

    (253,513)     176,940       (344,023)      639,288       (388,765)       23,038     (3,236,545)    2,660,435
 -----------   ----------    -----------   -----------    -----------   -----------    -----------   -----------

   2,180,106    1,668,919        912,067     1,050,501        192,947       448,136      3,487,208     4,169,593

   7,774,479    1,570,948      3,069,632     6,444,684      2,235,741     4,872,554     11,733,003     5,826,775
      (1,559)        (301)        (1,836)         (670)          (412)         (131)        (9,334)       (5,224)
    (509,868)     (69,791)      (299,176)     (238,877)       (60,525)      (40,285)    (1,467,362)   (1,595,901)

  (1,088,777)    (298,764)    (1,179,790)   (5,567,450)    (4,781,858)   (4,506,115)    (5,743,341)   (4,023,181)
    (124,290)     (29,642)       (32,911)           --        (10,042)           --       (561,050)     (341,397)
 -----------   ----------    -----------   -----------    -----------   -----------    -----------   -----------

   8,230,091    2,841,369      2,467,986     1,688,188     (2,424,149)      774,159      7,439,124     4,030,665
 -----------   ----------    -----------   -----------    -----------   -----------    -----------   -----------

   7,976,578    3,018,309      2,123,963     2,327,476     (2,812,914)      797,197      4,202,579     6,691,100

   4,350,244    1,331,935      6,432,866     4,105,390      2,812,914     2,015,717     37,230,650    30,539,550
 -----------   ----------    -----------   -----------    -----------   -----------    -----------   -----------
 $12,326,822   $4,350,244    $ 8,556,829   $ 6,432,866    $        --   $ 2,812,914    $41,433,229   $37,230,650
 ===========   ==========    ===========   ===========    ===========   ===========    ===========   ===========

                       See Notes to Financial Statements

                                      -39-

                             THE TRAVELERS FUND ABD
                             FOR VARIABLE ANNUITIES

                 STATEMENT OF CHANGES IN NET ASSETS - CONTINUED
                 FOR THE YEARS ENDED DECEMBER 31, 2001 AND 2000

                                                 FEDERATED HIGH YIELD PORTFOLIO   FEDERATED STOCK PORTFOLIO
                                                 ------------------------------   -------------------------
                                                       2001          2000             2001          2000
                                                   -----------   -----------      -----------   -----------
OPERATIONS:
   Net investment income (loss) ..............     $ 1,273,546   $   969,861      $   (15,644)  $   (28,332)
   Realized gain (loss) ......................        (593,631)     (182,502)         329,346       522,431
   Change in unrealized gain (loss)
      on investments .........................        (673,994)   (1,949,869)        (332,691)     (200,752)
                                                   -----------   -----------      -----------   -----------

      Net increase (decrease) in net assets
         resulting from operations ...........           5,921    (1,162,510)         (18,989)      293,347
                                                   -----------   -----------      -----------   -----------

UNIT TRANSACTIONS:
   Participant purchase payments .............         595,121     1,433,809          343,559       661,058
   Participant transfers from other
      Travelers accounts .....................       3,361,814     2,061,003        2,358,874     1,552,325
   Administrative charges ....................          (2,327)       (1,544)          (1,967)       (1,336)
   Contract surrenders .......................        (525,295)     (894,161)        (709,738)   (1,317,033)
   Participant transfers to other
      Travelers accounts .....................      (2,578,714)   (2,489,605)      (2,563,492)   (1,308,425)
   Other payments to participants ............        (231,270)      (93,197)        (116,824)      (95,816)
                                                   -----------   -----------      -----------   -----------

      Net increase (decrease) in net assets
         resulting from unit transactions ....         619,329        16,305         (689,588)     (509,227)
                                                   -----------   -----------      -----------   -----------

      Net increase (decrease) in net assets...         625,250    (1,146,205)        (708,577)     (215,880)

NET ASSETS:
      Beginning of year ......................      11,101,580    12,247,785       11,747,532    11,963,412
                                                   -----------   -----------      -----------   -----------
      End of year ............................     $11,726,830   $11,101,580      $11,038,955   $11,747,532
                                                   ===========   ===========      ===========   ===========

                                                    LARGE CAP PORTFOLIO
                                                 -------------------------
                                                     2001         2000
                                                 -----------   -----------
OPERATIONS:
   Net investment income (loss) ..............   $  (344,969)  $  (480,611)
   Realized gain (loss) ......................    (1,350,452)    2,871,575
   Change in unrealized gain (loss)
      on investments .........................    (6,370,257)   (9,404,579)
                                                 -----------   -----------

      Net increase (decrease) in net assets
         resulting from operations ...........    (8,065,678)   (7,013,615)
                                                 -----------   -----------

UNIT TRANSACTIONS:
   Participant purchase payments .............     2,696,230     9,826,213
   Participant transfers from other
      Travelers accounts .....................     7,716,786     9,185,757
   Administrative charges ....................       (10,895)       (5,771)
   Contract surrenders .......................    (1,790,840)   (1,433,168)
   Participant transfers to other
      Travelers accounts .....................    (4,030,538)   (2,619,371)
   Other payments to participants ............      (510,660)   (1,041,454)
                                                 -----------   -----------

      Net increase (decrease) in net assets
         resulting from unit transactions ....     4,070,083    13,912,206
                                                 -----------   -----------

      Net increase (decrease) in net assets...    (3,995,595)    6,898,591

NET ASSETS:
      Beginning of year ......................    39,936,196    33,037,605
                                                 -----------   -----------
      End of year ............................   $35,940,601   $39,936,196
                                                 ===========   ===========

                       See Notes to Financial Statements

                                      -40-

                             THE TRAVELERS FUND ABD
                             FOR VARIABLE ANNUITIES

                 STATEMENT OF CHANGES IN NET ASSETS - CONTINUED
                 FOR THE YEARS ENDED DECEMBER 31, 2001 AND 2000

   LAZARD INTERNATIONAL
      STOCK PORTFOLIO         MFS EMERGING GROWTH PORTFOLIO    MFS MID CAP GROWTH PORTFOLIO    MFS RESEARCH PORTFOLIO
---------------------------   -----------------------------   -----------------------------   ------------------------
   2001            2000            2001           2000              2001          2000           2001         2000
------------   ------------    ------------   ------------      -----------   -----------     ----------   -----------

$   (211,382)  $    144,234    $   (372,019)  $   (508,394)     $  (294,997)  $  (168,982)    $  (36,782)  $   (36,857)
  (5,382,869)      (156,367)      3,726,167      3,954,525        3,960,294     1,537,179         22,540       115,031

     633,115     (2,133,662)    (17,107,639)   (12,688,508)      (9,878,876)   (1,789,640)      (737,510)     (382,271)
------------   ------------    ------------   ------------      -----------   -----------     ----------   -----------

  (4,961,136)    (2,145,795)    (13,753,491)    (9,242,377)      (6,213,579)     (421,443)      (751,752)     (304,097)
------------   ------------    ------------   ------------      -----------   -----------     ----------   -----------

     805,917      3,724,239       1,952,880      9,727,828        3,808,488     8,894,059         86,802       553,407

  98,834,638     32,033,654       5,948,481     16,501,812       11,257,059    11,786,863      1,364,772     2,445,136
      (3,755)        (2,178)         (8,064)        (5,068)          (7,186)       (1,517)          (572)         (259)
    (519,239)      (718,707)       (906,180)    (1,338,306)        (736,183)     (495,006)      (138,675)     (151,140)

 (98,361,856)   (28,580,506)     (4,484,490)   (10,164,656)      (3,617,383)   (6,159,335)      (378,729)   (1,590,850)
    (225,595)      (244,898)       (414,964)      (908,606)        (301,447)      (14,057)       (78,700)       (4,782)
------------   ------------    ------------   ------------      -----------   -----------     ----------   -----------

     530,110      6,211,604       2,087,663     13,813,004       10,403,348    14,011,007        854,898     1,251,512
------------   ------------    ------------   ------------      -----------   -----------     ----------   -----------

  (4,431,026)     4,065,809     (11,665,828)     4,570,627        4,189,769    13,589,564        103,146       947,415

  19,047,860     14,982,051      35,617,150     31,046,523       18,727,667     5,138,103      2,686,049     1,738,634
------------   ------------    ------------   ------------      -----------   -----------     ----------   -----------
$ 14,616,834   $ 19,047,860    $ 23,951,322   $ 35,617,150      $22,917,436   $18,727,667     $2,789,195   $ 2,686,049
============   ============    ============   ============      ===========   ===========     ==========   ===========

                       See Notes to Financial Statements

                                      -41-

                             THE TRAVELERS FUND ABD
                             FOR VARIABLE ANNUITIES

                 STATEMENT OF CHANGES IN NET ASSETS - CONTINUED
                 FOR THE YEARS ENDED DECEMBER 31, 2001 AND 2000

                                                      STRATEGIC STOCK       TRAVELERS QUALITY BOND     ACTIVE INTERNATIONAL
                                                         PORTFOLIO                 PORTFOLIO           ALLOCATION PORTFOLIO
                                                   ---------------------   -------------------------   --------------------
                                                      2001        2000        2001          2000          2001      2000
                                                   ---------   ---------   -----------   -----------    --------   -------
OPERATIONS:
   Net investment income (loss) ................   $  17,218   $     713   $   657,144   $   542,994    $  2,284   $  (133)
   Realized gain (loss) ........................      (6,769)     10,136       266,146          (768)    (25,018)    2,083
   Change in unrealized gain (loss)
      on investments ...........................     (56,548)     59,534       165,757       315,347     (22,834)   (5,191)
                                                   ---------   ---------   -----------   -----------    --------   -------

      Net increase (decrease) in net assets
         resulting from operations .............     (46,099)     70,383     1,089,047       857,573     (45,568)   (3,241)
                                                   ---------   ---------   -----------   -----------    --------   -------

UNIT TRANSACTIONS:
   Participant purchase payments ...............     102,629     271,527     5,566,010     2,552,085     211,250    77,379
   Participant transfers from other
      Travelers accounts .......................     185,896     621,814    21,285,964     5,692,326     191,266        --
   Administrative charges ......................         (85)        (41)       (4,115)       (2,109)        (53)       (1)
   Contract surrenders .........................      (5,899)    (20,255)   (1,835,643)     (928,666)     (2,235)       --
   Participant transfers to other
      Travelers accounts .......................    (788,535)   (608,532)   (7,452,222)   (3,188,357)    (80,728)       --
   Other payments to participants ..............          --          --      (563,723)     (384,890)    (24,610)       --
                                                   ---------   ---------   -----------   -----------    --------   -------

      Net increase (decrease) in net assets
         resulting from unit transactions.......    (505,994)    264,513    16,996,271     3,740,389     294,890    77,378
                                                   ---------   ---------   -----------   -----------    --------   -------

         Net increase (decrease) in net assets..    (552,093)    334,896    18,085,318     4,597,962     249,322    74,137

NET ASSETS:
      Beginning of year ........................     552,093     217,197    19,704,334    15,106,372      74,137        --
                                                   ---------   ---------   -----------   -----------    --------   -------
      End of year ..............................   $      --   $ 552,093   $37,789,652   $19,704,334    $323,459   $74,137
                                                   =========   =========   ===========   ===========    ========   =======

                       See Notes to Financial Statements

                                      -42-

                             THE TRAVELLERS FUND ABD
                             FOR VARIABLE ANNUITIES

                 STATEMENT OF CHANGES IN NET ASSETS - CONTINUED
                 FOR THE YEARS ENDED DECEMBER 31, 2001 AND 2000

EMERGING MARKETS EQUITY                               GLOBAL VALUE EQUITY        MID CAP GROWTH
      PORTFOLIO           EQUITY GROWTH PORTFOLIO          PORTFOLIO                PORTFOLIO
-----------------------   -----------------------   -----------------------   --------------------
   2001       2000            2001       2000          2001         2000        2001        2000
 --------   ---------       --------   --------     ----------   ----------   ---------   --------

 $ (3,654)  $  (4,792)      $ (6,966)  $ (1,565)    $   (1,446)  $    8,638   $  (6,060)  $ (1,164)
  (12,651)     82,510         (2,912)    13,340         (8,835)      64,472      (3,495)     1,399

     (993)   (257,108)       (32,140)   (72,576)       (91,815)      21,043    (104,049)   (31,221)
 --------   ---------       --------   --------     ----------   ----------   ---------   --------

  (17,298)   (179,390)       (42,018)   (60,801)      (102,096)      94,153    (113,604)   (30,986)
 --------   ---------       --------   --------     ----------   ----------   ---------   --------

   36,148     144,205        193,420    322,528        284,131      193,377     191,147    247,279

   26,736     118,351        429,894     25,243        351,346      351,456     430,836     11,340
      (61)        (26)          (143)        (3)          (200)         (96)       (169)        (1)
     (209)         --         (1,417)        --        (29,718)      (8,915)     (7,933)        --

  (24,972)   (133,316)        (3,803)        --       (146,958)    (113,059)       (987)        --
       --     (28,590)            --         --         (9,569)      (2,980)         --         --
 --------   ---------       --------   --------     ----------   ----------   ---------   --------

   37,642     100,624        617,951    347,768        449,032      419,783     612,894    258,618
 --------   ---------       --------   --------     ----------   ----------   ---------   --------

   20,344     (78,766)       575,933    286,967        346,936      513,936     499,290    227,632

  275,128     353,894        286,967         --      1,030,624      516,688     227,632         --
 --------   ---------       --------   --------     ----------   ----------   ---------   --------
 $295,472   $ 275,128       $862,900   $286,967     $1,377,560   $1,030,624   $ 726,922   $227,632
 ========   =========       ========   ========     ==========   ==========   =========   ========

                       See Notes to Financial Statements

                                      -43-

                             THE TRAVELERS FUND ABD
                             FOR VARIABLE ANNUITIES

                 STATEMENT OF CHANGES IN NET ASSETS - CONTINUED
                 FOR THE YEARS ENDED DECEMBER 31, 2001 AND 2000

                                                                                                           U.S. REAL
                                                   MID CAP VALUE PORTFOLIO    TECHNOLOGY PORTFOLIO     ESTATE PORTFOLIO
                                                   -----------------------    ---------------------   -------------------
                                                      2001         2000          2001        2000       2001       2000
                                                   ----------   ----------    ---------   ---------   --------   --------
OPERATIONS:
   Net investment income (loss) ................   $  (18,714)  $  (12,908)   $  (6,004)  $  (1,782)  $ 18,077   $  8,198
   Realized gain (loss) ........................      (18,953)     180,489      (62,108)       (105)     5,451        977
   Change in unrealized gain (loss)
      on investments ...........................        8,364      (81,284)    (154,522)   (164,107)    10,474     16,587
                                                   ----------   ----------    ---------   ---------   --------   --------

      Net increase (decrease) in net assets
         resulting from operations .............      (29,303)      86,297     (222,634)   (165,994)    34,002     25,762
                                                   ----------   ----------    ---------   ---------   --------   --------

UNIT TRANSACTIONS:
   Participant purchase payments ...............      315,521      206,828      237,777     440,070    164,147     15,600
   Participant transfers from other
      Travelers accounts .......................      637,401      313,808      392,862      75,210    365,812     26,419
   Administrative charges ......................         (251)        (117)        (225)        (13)       (56)       (12)
   Contract surrenders .........................      (12,144)     (12,178)      (4,171)         --     (3,627)    (8,519)
   Participant transfers to other
      Travelers accounts .......................     (163,822)    (341,518)     (60,020)         --    (74,674)        --
   Other payments to participants ..............           --     (105,897)      (9,816)         --         --         --
                                                   ----------   ----------    ---------   ---------   --------   --------

      Net increase (decrease) in net assets
         resulting from unit transactions ......      776,705       60,926      556,407     515,267    451,602     33,488
                                                   ----------   ----------    ---------   ---------   --------   --------

         Net increase (decrease) in net assets..      747,402      147,223      333,773     349,273    485,604     59,250

NET ASSETS:
      Beginning of year ........................    1,158,289    1,011,066      349,273          --    150,994     91,744
                                                   ----------   ----------    ---------   ---------   --------   --------
      End of year ..............................   $1,905,691   $1,158,289    $ 683,046   $ 349,273   $636,598   $150,994
                                                   ==========   ==========    =========   =========   ========   ========

                       See Notes to Financial Statements

                                      -44-

                             THE TRAVELERS FUND ABD
                             FOR VARIABLE ANNUITIES

                 STATEMENT OF CHANGES IN NET ASSETS - CONTINUED
                 FOR THE YEARS ENDED DECEMBER 31, 2001 AND 2000

                               AIM CAPITAL
   VALUE PORTFOLIO       APPRECIATION PORTFOLIO    ALLIANCE GROWTH PORTFOLIO    MFS TOTAL RETURN PORTFOLIO
----------------------   ----------------------   ---------------------------   --------------------------
   2001        2000         2001        2000          2001           2000          2001           2000
----------   ---------   ----------   --------    ------------   ------------   -----------   -----------

$     (806)  $  (2,342)  $  (29,464)  $ (1,224)   $   (644,396)  $   (812,735)  $   696,821   $   512,651
    93,232      19,076      504,214     (5,098)      6,002,058      5,672,246     1,758,403     1,201,884

   (85,301)    172,582     (929,795)   (64,506)    (14,056,345)   (18,389,357)   (3,140,055)    3,959,511
----------   ---------   ----------   --------    ------------   ------------   -----------   -----------

     7,125     189,316     (455,045)   (70,828)     (8,698,683)   (13,529,846)     (684,831)    5,674,046
----------   ---------   ----------   --------    ------------   ------------   -----------   -----------

   202,718      79,437      705,630    705,735       2,045,527     12,147,668     6,413,168     4,174,473

   895,243     216,368    2,450,027    171,500       4,982,963     17,820,601    17,226,978     6,254,585
      (353)        (68)        (895)        --         (13,805)        (8,414)      (11,117)       (6,356)
   (19,561)    (10,448)     (76,726)      (644)     (2,417,468)    (2,598,749)   (2,089,825)   (1,778,003)

  (116,268)   (217,171)    (302,132)   (38,267)     (5,202,267)    (9,729,949)   (7,070,683)   (4,775,502)
  (140,274)         --      (42,958)        --        (673,998)      (767,322)     (649,165)     (810,352)
----------   ---------   ----------   --------    ------------   ------------   -----------   -----------

   821,505      68,118    2,732,946    838,324      (1,279,048)    16,863,835    13,819,356     3,058,845
----------   ---------   ----------   --------    ------------   ------------   -----------   -----------

   828,630     257,434    2,277,901    767,496      (9,977,731)     3,333,989    13,134,525     8,732,891

   984,932     727,498      767,496         --      58,117,317     54,783,328    44,567,068    35,834,177
----------   ---------   ----------   --------    ------------   ------------   -----------   -----------
$1,813,562   $ 984,932   $3,045,397   $767,496    $ 48,139,586   $ 58,117,317   $57,701,593   $44,567,068
==========   =========   ==========   ========    ============   ============   ===========   ===========

                       See Notes to Financial Statements

                                      -45-

                             THE TRAVELERS FUND ABD
                             FOR VARIABLE ANNUITIES

                 STATEMENT OF CHANGES IN NET ASSETS - CONTINUED
                 FOR THE YEARS ENDED DECEMBER 31, 2001 AND 2000

                                                                                                          SMITH BARNEY LARGE
                                                   PUTNAM DIVERSIFIED INCOME   SMITH BARNEY AGGRESSIVE   CAPITALIZATION GROWTH
                                                           PORTFOLIO               GROWTH PORTFOLIO            PORTFOLIO
                                                   -------------------------   -----------------------   ---------------------
                                                      2001         2000             2001       2000           2001      2000
                                                   ----------   -----------      -----------   ----        ----------   ----
OPERATIONS:
   Net investment income (loss) ................   $  276,115   $   273,091      $   (44,711)   $--        $   (5,055)   $--
   Realized gain (loss) ........................     (119,698)     (123,931)         (41,362)    --            (3,229)    --
   Change in unrealized gain (loss)
      on investments ...........................      (56,623)     (216,886)         175,204     --           (20,598)    --
                                                   ----------   -----------      -----------    ---        ----------    ---

      Net increase (decrease) in net assets
         resulting from operations .............       99,794       (67,726)          89,131     --           (28,882)    --
                                                   ----------   -----------      -----------    ---        ----------    ---

UNIT TRANSACTIONS:
   Participant purchase payments ...............      139,648       289,073        3,749,263     --           616,623     --
   Participant transfers from other
      Travelers accounts .......................      850,446     1,700,734        7,994,751     --           525,157     --
   Administrative charges ......................         (680)         (492)            (550)    --               (81)    --
   Contract surrenders .........................     (184,148)     (252,797)        (111,195)    --           (11,384)    --
   Participant transfers to other
      Travelers accounts .......................     (850,418)   (1,487,702)        (404,689)    --           (19,633)    --
   Other payments to participants ..............      (23,780)         (508)              --     --            (6,809)    --
                                                   ----------   -----------      -----------    ---        ----------    ---

      Net increase (decrease) in net assets
         resulting from unit transactions ......      (68,932)      248,308       11,227,580     --         1,103,873     --
                                                   ----------   -----------      -----------    ---        ----------    ---

         Net increase (decrease) in net assets..       30,862       180,582       11,316,711     --         1,074,991     --

NET ASSETS:
      Beginning of year ........................    3,777,102     3,596,520               --     --                --     --
                                                   ----------   -----------      -----------    ---        ----------    ---
      End of year ..............................   $3,807,964   $ 3,777,102      $11,316,711    $--        $1,074,991    $--
                                                   ==========   ===========      ===========    ===        ==========    ===

                        See Notes to Financial Statements

                                      -46-

                             THE TRAVELERS FUND ABD
                             FOR VARIABLE ANNUITIES

                 STATEMENT OF CHANGES IN NET ASSETS - CONTINUED
                 FOR THE YEARS ENDED DECEMBER 31, 2001 AND 2000

                                                                                       DOMESTIC INCOME PORTFOLIO -
COMSTOCK PORTFOLIO    COMSTOCK PORTFOLIO CLASS II SHARES   DOMESTIC INCOME PORTFOLIO       CLASS II SHARES
-------------------   ----------------------------------   -------------------------   ---------------------------
  2001       2000               2001       2000                 2001        2000              2001      2000
--------   --------          ----------   ------             ----------   --------          --------   ------

$ (5,130)  $    532          $  (16,661)  $   --             $   49,542   $ 41,143          $  2,758   $   (1)
   4,930      3,668              (7,264)      --                   (844)    (3,712)                4       --

 (13,615)    46,122             (19,605)      69                 29,192       (535)            9,581        3
--------   --------          ----------   ------             ----------   --------          --------   ------

 (13,815)    50,322             (43,530)      69                 77,890     36,896            12,343        2
--------   --------          ----------   ------             ----------   --------          --------   ------

  16,091    135,937             913,268    1,000                 20,080     20,143           324,564    1,000

 161,494     87,419           3,678,798       --                295,181    316,173           394,010       --
     (95)       (18)               (195)      --                   (100)       (34)              (81)      --
      --         --             (20,684)      --                (42,526)   (39,630)           (1,835)      --

 (48,829)   (14,719)           (254,279)      --                (17,147)   (18,723)           (6,454)      --
      --         --                  --       --                (48,405)        --                --       --
--------   --------          ----------   ------             ----------   --------          --------   ------

 128,661    208,619           4,316,908    1,000                207,083    277,929           710,204    1,000
--------   --------          ----------   ------             ----------   --------          --------   ------

 114,846    258,941           4,273,378    1,069                284,973    314,825           722,547    1,002

 319,042     60,101               1,069       --                839,652    524,827             1,002       --
--------   --------          ----------   ------             ----------   --------          --------   ------
$433,888   $319,042          $4,274,447   $1,069             $1,124,625   $839,652          $723,549   $1,002
========   ========          ==========   ======             ==========   ========          ========   ======

                        See Notes to Financial Statements

                                      -47-

                             THE TRAVELERS FUND ABD
                             FOR VARIABLE ANNUITIES

                 STATEMENT OF CHANGES IN NET ASSETS - CONTINUED
                 FOR THE YEARS ENDED DECEMBER 31, 2001 AND 2000

                                                                               EMERGING GROWTH PORTFOLIO-
                                                   EMERGING GROWTH PORTFOLIO         CLASS II SHARES         ENTERPRISE PORTFOLIO
                                                   -------------------------   --------------------------   -----------------------
                                                       2001         2000              2001       2000          2001         2000
                                                    ----------   ----------        ----------   ------      ----------   ----------
OPERATIONS:
   Net investment income (loss) ................    $  (23,427)  $  (27,168)       $   (7,754)  $   (3)     $  (16,826)  $  (20,088)
   Realized gain (loss) ........................      (131,760)      78,716           (20,628)      --         (74,899)     167,688
   Change in unrealized gain (loss)
      on investments ...........................      (629,086)    (518,103)          (42,707)     (53)       (316,748)    (505,468)
                                                    ----------   ----------        ----------   ------      ----------   ----------

      Net increase (decrease) in net assets
         resulting from operations .............      (784,273)    (466,555)          (71,089)     (56)       (408,473)    (357,868)
                                                    ----------   ----------        ----------   ------      ----------   ----------

UNIT TRANSACTIONS:
   Participant purchase payments ...............         2,000    1,029,795           600,788    4,000          27,547      739,643
   Participant transfers from other
      Travelers accounts .......................       337,762      926,401         1,220,386       --         182,259      584,666
   Administrative charges ......................          (870)        (435)             (165)      --            (581)        (382)
   Contract surrenders .........................       (45,779)     (12,659)           (4,145)      --         (19,224)     (23,917)
   Participant transfers to other
      Travelers accounts .......................      (238,428)    (202,351)         (122,105)      --        (265,999)    (288,707)
   Other payments to participants ..............       (15,991)    (124,612)               --       --         (14,222)    (166,275)
                                                    ----------   ----------        ----------   ------      ----------   ----------

      Net increase (decrease) in net assets
         resulting from unit transactions ......        38,694    1,616,139         1,694,759    4,000         (90,220)     845,028
                                                    ----------   ----------        ----------   ------      ----------   ----------

         Net increase (decrease) in net assets..      (745,579)   1,149,584         1,623,670    3,944        (498,693)     487,160

NET ASSETS:
      Beginning of year ........................     2,321,983    1,172,399             3,944       --       1,768,867    1,281,707
                                                    ----------   ----------        ----------   ------      ----------   ----------
      End of year ..............................    $1,576,404   $2,321,983        $1,627,614   $3,944      $1,270,174   $1,768,867
                                                    ==========   ==========        ==========   ======      ==========   ==========

                        See Notes to Financial Statements

                                      -48-

                             THE TRAVELERS FUND ABD
                             FOR VARIABLE ANNUITIES

                 STATEMENT OF CHANGES IN NET ASSETS - CONTINUED
                 FOR THE YEARS ENDED DECEMBER 31, 2001 AND 2000

ENTERPRISE PORTFOLIO -                          GOVERNMENT PORTFOLIO -
CLASS II SHARES          GOVERNMENT PORTFOLIO     CLASS II SHARES        GROWTH AND INCOME PORTFOLIO
----------------------   --------------------   ----------------------   ---------------------------
     2001      2000        2001        2000         2001       2000           2001         2000
   --------   ------     ---------   --------    ----------   ------       ----------   ----------

   $ (3,592)  $   (1)    $  18,305   $ 16,161    $   (3,944)  $   --       $  (27,287)  $   (2,721)
      3,256       --           848     (4,725)        1,964       --            3,780      161,343

    (10,651)      (5)        7,564     29,742        17,942        3         (163,466)     139,036
   --------   ------     ---------   --------    ----------   ------       ----------   ----------

    (10,987)      (6)       26,717     41,178        15,962        3         (186,973)     297,658
   --------   ------     ---------   --------    ----------   ------       ----------   ----------

    166,502    2,000            --     62,478       576,789    1,000          119,592      504,229

    446,436       --       429,313    199,945     1,092,326       --          301,627      574,644
        (33)      --           (61)       (12)          (60)      --             (517)        (225)
       (537)      --       (14,512)    (3,336)       (6,732)      --         (123,938)     (28,733)

       (993)      --      (203,368)   (91,747)      (72,863)      --         (425,987)    (237,949)
         --       --       (99,989)        --            --       --          (31,580)    (131,704)
   --------   ------     ---------   --------    ----------   ------       ----------   ----------

    611,375    2,000       111,383    167,328     1,589,460    1,000         (160,803)     680,262
   --------   ------     ---------   --------    ----------   ------       ----------   ----------

    600,388    1,994       138,100    208,506     1,605,422    1,003         (347,776)     977,920

      1,994       --       542,527    334,021         1,003       --        2,245,981    1,268,061
   --------   ------     ---------   --------    ----------   ------       ----------   ----------
   $602,382   $1,994     $ 680,627   $542,527    $1,606,425   $1,003       $1,898,205   $2,245,981
   ========   ======     =========   ========    ==========   ======       ==========   ==========

                        See Notes to Financial Statements

                                      -49-

                             THE TRAVELERS FUND ABD
                             FOR VARIABLE ANNUITIES

                 STATEMENT OF CHANGES IN NET ASSETS - CONTINUED
                 FOR THE YEARS ENDED DECEMBER 31, 2001 AND 2000

                                                  GROWTH AND INCOME
                                                      PORTFOLIO -      VAN KAMPEN MONEY MARKET  MONEY MARKET PORTFOLIO -
                                                   CLASS II SHARES           PORTFOLIO             - CLASS II SHARES
                                                 -------------------   -----------------------   ----------------------
                                                    2001       2000       2001         2000          2001       2000
                                                 ----------   ------   ----------   ----------    ----------   ------
OPERATIONS:
   Net investment income (loss) ..............   $  (11,978)  $   (1)  $   48,139   $   71,085    $   14,452   $    4
   Realized gain (loss) ......................       (6,406)      --           --           --            --       --
   Change in unrealized gain (loss)
    on investments ...........................        7,769       73           --           --            --       --
                                                 ----------   ------   ----------   ----------    ----------   ------

    Net increase (decrease) in net assets
     resulting from operations ...............      (10,615)      72       48,139       71,085        14,452        4
                                                 ----------   ------   ----------   ----------    ----------   ------

UNIT TRANSACTIONS:
   Participant purchase payments .............      325,767    2,000           --      139,500     1,967,613    1,000
   Participant transfers from other
    Travelers accounts .......................    1,852,775       --    1,027,352    1,549,338     2,028,843    3,511
   Administrative charges ....................         (270)      --         (299)        (195)         (109)      --
   Contract surrenders .......................       (4,510)      --     (118,462)        (106)      (57,187)      --
   Participant transfers to other
    Travelers accounts .......................      (68,304)      --     (277,348)    (443,630)     (789,747)      --
   Other payments to participants ............           --       --      (47,252)      (9,914)           --       --
                                                 ----------   ------   ----------   ----------    ----------   ------

    Net increase (decrease) in net assets
     resulting from unit transactions ........    2,105,458    2,000      583,991    1,234,993     3,149,413    4,511
                                                 ----------   ------   ----------   ----------    ----------   ------

      Net increase (decrease) in net assets...    2,094,843    2,072      632,130    1,306,078     3,163,865    4,515

NET ASSETS:
   Beginning of year .........................        2,072       --    1,881,327      575,249         4,515       --
                                                 ----------   ------   ----------   ----------    ----------   ------
   End of year ...............................   $2,096,915   $2,072   $2,513,457   $1,881,327    $3,168,380   $4,515
                                                 ==========   ======   ==========   ==========    ==========   ======

                        See Notes to Financial Statements

                                      -50-

                             THE TRAVELERS FUND ABD
                             FOR VARIABLE ANNUITIES

                 STATEMENT OF CHANGES IN NET ASSETS - CONTINUED
                 FOR THE YEARS ENDED DECEMBER 31, 2001 AND 2000

                          DYNAMIC CAPITAL
      CONTRAFUND(R)        APPRECIATION
       PORTFOLIO -          PORTFOLIO -     MID CAP PORTFOLIO -
    SERVICE CLASS 2       SERVICE CLASS 2    SERVICE CLASS 2                 COMBINED
-----------------------   ---------------   -------------------   -----------------------------
   2001         2000        2001     2000      2001       2000        2001             2000
----------   ----------   --------   ----   ----------   ------   -------------   -------------

$  (43,801)  $  (10,894)  $   (100)   $--   $   (5,762)  $   (1)  $   1,000,272   $     475,466
   (17,242)        (645)    (2,397)    --       (3,448)      --       2,727,753      27,314,242

  (511,880)    (114,852)    (1,145)    --       87,728      102     (89,025,279)    (80,655,968)
----------   ----------   --------    ---   ----------   ------   -------------   -------------

  (572,923)    (126,391)    (3,642)    --       78,518      101     (85,297,254)    (52,866,260)
----------   ----------   --------    ---   ----------   ------   -------------   -------------

 1,292,125    1,982,395     11,391     --      240,334    2,000      98,281,370     145,640,996

 3,845,118    1,038,340     15,042     --    2,056,529       --     750,298,321     328,147,868
    (2,131)         (41)        --     --          (63)      --        (148,993)        (67,782)
  (221,380)      (6,422)        --     --       (1,221)      --     (29,538,534)    (24,877,030)

  (706,250)      (7,636)   (14,626)    --     (632,878)      --    (579,465,741)   (256,537,225)
   (62,926)      (8,361)        --     --           --       --      (8,014,316)     (9,046,507)
----------   ----------   --------    ---   ----------   ------   -------------   -------------

 4,144,556    2,998,275     11,807     --    1,662,701    2,000     231,412,107     183,260,320
----------   ----------   --------    ---   ----------   ------   -------------   -------------

 3,571,633    2,871,884      8,165     --    1,741,219    2,101     146,114,853     130,394,060

 2,871,884           --         --     --        2,101       --     539,828,122     409,434,062
----------   ----------   --------    ---   ----------   ------   -------------   -------------
$6,443,517   $2,871,884   $  8,165    $--   $1,743,320   $2,101   $ 685,942,975   $ 539,828,122
==========   ==========   ========    ===   ==========   ======   =============   =============

                       See Notes to Financial Statements

                                      -51-

                          NOTES TO FINANCIAL STATEMENTS

1.   SIGNIFICANT ACCOUNTING POLICIES

     The Travelers Fund ABD for Variable Annuities ("Fund ABD") is a separate account of The Travelers Insurance Company ("The Travelers"), an indirect wholly owned subsidiary of Citigroup Inc., and is available for funding certain variable annuity contracts issued by The Travelers. Fund ABD is registered under the Investment Company Act of 1940, as amended, as a unit investment trust. Fund ABD includes the Portfolio Architect, Portfolio
     Architect Select, Travelers Access, Travelers Access Select, Travelers
     Premier Advisers, and Travelers Premier Advisers II products.

     Participant purchase payments applied to Fund ABD are invested in one or more sub-accounts in accordance with the selection made by the contract owner. As of December 31, 2001, the investments comprising Fund ABD were:

          Capital Appreciation Fund, Massachusetts business trust, affiliate of The Travelers
          Money Market Portfolio, Massachusetts business trust, affiliate of The Travelers
          AIM Variable Insurance Funds, Inc., Delaware business trust
              AIM V.I. Value Fund
          Alliance Variable Product Series Fund, Inc., Maryland business trust
              Premier Growth Portfolio - Class B
          Credit Suisse Warburg Pincus Trust, Massachusetts business trust (formerly Warburg Pincus Trust)
              Credit Suisse Trust Emerging Markets Portfolio (formerly Emerging Markets Portfolio)
          Delaware Group Premium Fund, Maryland business trust
              REIT Series
          Dreyfus Variable Investment Fund, Inc., Maryland business trust
              Appreciation Portfolio - Initial Class
              Small Cap Portfolio - Initial Class
          Greenwich Street Series Fund, Massachusetts business trust, affiliate of The Travelers
              Appreciation Portfolio
              Diversified Strategic Income Portfolio
              Equity Index Portfolio - Class II Shares
              Fundamental Value Portfolio (formerly Total Return Portfolio)
          Janus Aspen Series, Delaware business trust
              Balanced Portfolio - Service Shares
              Global Life Sciences Portfolio - Service Shares
              Global Technology Portfolio - Service Shares
              Strategic Value Portfolio - Service Shares
              Capital Appreciation Portfolio - Service Shares
              Worldwide Growth Portfolio - Service Shares
          PIMCO Variable Insurance Trust, Massachusetts business trust
              Total Return Bond Portfolio
          Putnam Variable Trust, Massachusetts business trust
              Putnam VT International Growth Fund - Class IB Shares
              Putnam VT Small Cap Value Fund - Class IB Shares
              Putnam VT Voyager II Fund - Class IB Shares
          Salomon Brothers Variable Series Fund Inc., Maryland business trust, affiliate of The Travelers
              Capital Fund
              High Yield Bond Fund
              Investors Fund
              Small Cap Growth Fund
              Strategic Bond Fund

                                      -52-

                    NOTES TO FINANCIAL STATEMENTS - CONTINUED

1.   SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

          The Travelers Series Trust, Massachusetts business trust, affiliate of The Travelers
              Convertible Bond Portfolio
              Disciplined Mid Cap Stock Portfolio
              Equity Income Portfolio
              Federated High Yield Portfolio
              Federated Stock Portfolio
              Large Cap Portfolio
              Lazard International Stock Portfolio
              MFS Emerging Growth Portfolio
              MFS Mid Cap Growth Portfolio
              MFS Research Portfolio
              Travelers Quality Bond Portfolio
          The Universal Institutional Funds, Inc., Maryland business trust
              Active International Allocation Portfolio
              Emerging Markets Equity Portfolio
              Equity Growth Portfolio
              Global Value Equity Portfolio (formerly Global Equity Portfolio)
              Mid Cap Growth Portfolio
              Mid Cap Value Portfolio
              Technology Portfolio
              U.S. Real Estate Portfolio
              Value Portfolio
          Travelers Series Fund Inc., Maryland business trust, affiliate of The Travelers
              AIM Capital Appreciation Portfolio
              Alliance Growth Portfolio
              MFS Total Return Portfolio
              Putnam Diversified Income Portfolio
              Smith Barney Aggressive Growth Portfolio
              Smith Barney Large Capitalization Growth Portfolio
          Van Kampen Life Investment Trust, Delaware business trust
              Comstock Portfolio
              Comstock Portfolio - Class II Shares
              Domestic Income Portfolio
              Domestic Income Portfolio - Class II Shares
              Emerging Growth Portfolio
              Emerging Growth Portfolio - Class II Shares
              Enterprise Portfolio
              Enterprise Portfolio - Class II Shares
              Government Portfolio
              Government Portfolio - Class II Shares
              Growth and Income Portfolio
              Growth and Income Portfolio - Class II Shares
              Money Market Portfolio
              Money Market Portfolio - Class II Shares
          Variable Insurance Products Fund II, Massachusetts business trust
              Contrafund(R)Portfolio - Service Class 2
          Variable Insurance Products Fund III, Massachusetts business trust
              Dynamic Capital Appreciation Portfolio - Service Class 2
              Mid Cap Portfolio - Service Class 2

     Not all funds may be available in all states or to all contract owners.

                                      -53-

                    NOTES TO FINANCIAL STATEMENTS - CONTINUED

1.   SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

     Effective October 26, 2001, the assets of Strategic Stock Portfolio of The
     Travelers Series Trust were combined into Investors Fund of Salomon
     Brothers Variable Series Fund Inc. At the effective date Fund ABD held
     73,816 shares of Strategic Stock Portfolio having a market value of
     $660,827, which were exchanged for 54,078 shares of Investors Fund equal in value.

     Effective October 26, 2001, the assets of Disciplined Small Cap Stock
     Portfolio of The Travelers Series Trust were liquidated. At the effective date, Fund ABD held 257,587 shares of Disciplined Small Cap Stock Portfolio having a market value of $2,261,577, which were used to purchase 2,261,577 shares of Money Market Portfolio equal in value.

     The following is a summary of significant accounting policies consistently followed by Fund ABD in the preparation of its financial statements.

     SECURITY VALUATION. Investments are valued daily at the net asset values per share of the underlying funds.

     SECURITY TRANSACTIONS. Security transactions are accounted for on the trade date. Income from dividends and realized gain (loss) distributions, are recorded on the ex-distribution date. In 2001, net dividend income and realized gain (loss) distributions were disclosed separately as net investment income and realized gain (loss) on the Statement of Changes in
     Net Assets. Prior year information has been reclassified for comparative purposes.

     FEDERAL INCOME TAXES. The operations of Fund ABD form a part of the total operations of The Travelers and are not taxed separately. The Travelers is taxed as a life insurance company under the Internal Revenue Code of 1986, as amended (the "Code"). Under existing federal income tax law, no taxes are payable on the investment income of Fund ABD. Fund ABD is not taxed as a "regulated investment company" under Subchapter M of the Code.

     FINANCIAL HIGHLIGHTS. In 2001, Fund ABD adopted the financial highlights disclosure recommended by the AICPA Audit Guide for Investment Companies.
     It is comprised of the units, unit values, net assets, investment income ratio, expense ratios and total returns for each sub-account. As each sub-account offers multiple contract charges, certain information is provided in the form of a range. In certain instances, the range information may reflect varying time periods if assets did not exist with all contract charge options of the sub-account for the entire year.

     OTHER. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period.
     Actual results could differ from those estimates.

2.   INVESTMENTS

     The aggregate costs of purchases and proceeds from sales of investments were $811,152,402 and $549,843,535, respectively, for the year ended
     December 31, 2001. Realized gains and losses from investment transactions are reported on an average cost basis. The cost of investments in eligible funds was $791,591,528 at December 31, 2001. Gross unrealized appreciation for all investments at December 31, 2001 was $1,533,233. Gross unrealized depreciation for all investments at December 31, 2001 was $107,127,180.

                                      -54-

                    NOTES TO FINANCIAL STATEMENTS - CONTINUED

3.   CONTRACT CHARGES

     Insurance charges are paid for the mortality and expense risks assumed by
     The Travelers. Each business day, The Travelers deducts a mortality and expense risk charge which is reflected in the calculation of accumulation and annuity unit values. For all contracts, other than those issued by
     Travelers Premier Advisers II, this charge equals, on an annual basis,
     1.25% of the amount held in each funding option (price 1). For contracts issued by Travelers Premier Advisers II, this charge equals, on an annual basis, 1.35% of the amount held in each funding option (price 2).

     For contract owners who elect the Enhanced Stepped - Up Provision, there is an additional charge, on an annual basis, of 0.20% of the amounts held in each funding option (price 3 and 4). This charge is also deducted each business day and reflected in the calculation of accumulation and annuity values.

     Administrative fees are paid for administrative expenses. This fee is also deducted each business day and reflected in the calculation of accumulation and annuity unit values. This charge equals, on an annual basis, 0.15% of the amounts held in each funding option.

     For contracts in the accumulation phase with a contract value less than
     $40,000, an annual charge of $30 (prorated for partial periods) is deducted from participant account balances and paid to The Travelers to cover contract administrative charges.

     No sales charge is deducted from participant purchase payments when they are received. However, The Travelers generally assesses a contingent deferred sales charge of up to 6% if a participant's purchase payment is surrendered within seven years of its payment date. Contract surrender payments include $556,551 and $332,756 of contingent deferred sales charges for the years ended December 31, 2001 and 2000, respectively.

                                      -55-

                    NOTES TO FINANCIAL STATEMENTS - CONTINUED

4.   NET CONTRACT OWNERS' EQUITY

                                                                         DECEMBER 31, 2001
                                                    -----------------------------------------------------------

                                                    ACCUMULATION   ANNUITY    UNIT    ACCUMULATION    ANNUITY
                                                       UNITS        UNITS    VALUE     NET ASSETS    NET ASSETS
                                                    ------------   -------   ------   ------------   ----------
Capital Appreciation Fund
      Price 1 ...................................   37,786,870     10,348    $1.739   $65,726,063     $17,999
      Price 2 ...................................           --         --     1.118            --          --
      Price 3 ...................................       53,852         --     1.737        93,525          --
      Price 4 ...................................           --         --     1.118            --          --

Money Market Portfolio
      Price 1 ...................................   40,133,062         --     1.187    47,634,675          --
      Price 2 ...................................           --         --     1.002            --          --
      Price 3 ...................................           --         --     1.185            --          --
      Price 4 ...................................           --         --     1.001            --          --

AIM Variable Insurance Funds, Inc.
   AIM V.I. Value Fund
      Price 1 ...................................    7,280,717         --     0.755     5,495,423          --
      Price 2 ...................................           --         --     1.143            --          --
      Price 3 ...................................           --         --     0.754            --          --
      Price 4 ...................................           --         --     1.143            --          --

Alliance Variable Product Series Fund, Inc.
   Premier Growth Portfolio - Class B
      Price 1 ...................................   21,249,041         --     0.640    13,598,506          --
      Price 2 ...................................           --         --     1.184            --          --
      Price 3 ...................................       31,971         --     0.639        20,428          --
      Price 4 ...................................           --         --     1.183            --          --

Credit Suisse Warburg Pincus Trust
   Credit Suisse Trust Emerging Markets Portfolio
      Price 1 ...................................    2,463,748         --     0.789     1,944,627          --
      Price 2 ...................................           --         --     1.210            --          --
      Price 3 ...................................           --         --     0.788            --          --
      Price 4 ...................................           --         --     1.209            --          --

Delaware Group Premium Fund, Inc.
   REIT Series
      Price 1 ...................................    1,959,474         --     1.203     2,356,959          --
      Price 2 ...................................           --         --     1.101            --          --
      Price 3 ...................................       26,587         --     1.201        31,931          --
      Price 4 ...................................           --         --     1.101            --          --

                                      -56-

                    NOTES TO FINANCIAL STATEMENTS - CONTINUED

4.   NET CONTRACT OWNERS' EQUITY (CONTINUED)

                                                                            DECEMBER 31, 2001
                                                       -----------------------------------------------------------

                                                       ACCUMULATION   ANNUITY    UNIT    ACCUMULATION    ANNUITY
                                                          UNITS        UNITS    VALUE     NET ASSETS    NET ASSETS
                                                       ------------   -------   ------   ------------   ----------
Dreyfus Variable Investment Fund
   Appreciation Portfolio - Initial Class
      Price 1 ......................................    11,107,345         --   $1.071   $11,896,224     $    --
      Price 2 ......................................            --         --    1.116            --          --
      Price 3 ......................................        47,043         --    1.069        50,306          --
      Price 4 ......................................            --         --    1.115            --          --
   Small Cap Portfolio - Initial Class
      Price 1 ......................................    11,594,005         --    1.094    12,683,147          --
      Price 2 ......................................            --         --    1.186            --          --
      Price 3 ......................................         2,257         --    1.092         2,465          --
      Price 4 ......................................            --         --    1.186            --          --

Greenwich Street Series Fund
   Appreciation Portfolio
      Price 1 ......................................    13,733,044     23,361    1.330    18,271,038      31,081
      Price 2 ......................................            --         --    1.138            --          --
      Price 3 ......................................            --         --    1.328            --          --
      Price 4 ......................................            --         --    1.137            --          --
   Diversified Strategic Income Portfolio
      Price 1 ......................................    12,784,586         --    1.138    14,545,766          --
      Price 2 ......................................            --         --    1.013            --          --
      Price 3 ......................................            --         --    1.136            --          --
      Price 4 ......................................            --         --    1.012            --          --
   Equity Index Portfolio - Class II Shares
      Price 1 ......................................    13,010,004         --    0.848    11,034,162          --
      Price 2 ......................................            --         --    1.142            --          --
      Price 3 ......................................        56,525         --    0.847        47,867          --
      Price 4 ......................................            --         --    1.142            --          --
   Fundamental Value Portfolio
      Price 1 ......................................    17,065,180         --    1.272    21,707,450          --
      Price 2 ......................................            --         --    1.174            --          --
      Price 3 ......................................            --         --    1.270            --          --
      Price 4 ......................................            --         --    1.173            --          --

Janus Aspen Series
   Balanced Portfolio - Service Shares
      Price 1 ......................................    13,475,207         --    0.911    12,281,103          --
      Price 2 ......................................        32,747         --    1.069        34,998          --
      Price 3 ......................................       334,095         --    0.910       304,019          --
      Price 4 ......................................         5,862         --    1.068         6,261          --
   Global Life Sciences Portfolio - Service Share
      Price 1 ......................................     4,102,883         --    0.931     3,820,829          --
      Price 2 ......................................            --         --    1.142            --          --
      Price 3 ......................................         9,514         --    0.930         8,846          --
      Price 4 ......................................            --         --    1.141            --          --

                                      -57-

                    NOTES TO FINANCIAL STATEMENTS - CONTINUED

4.   NET CONTRACT OWNERS' EQUITY (CONTINUED)

                                                                                   DECEMBER 31, 2001
                                                              -----------------------------------------------------------

                                                              ACCUMULATION   ANNUITY   UNIT     ACCUMULATION    ANNUITY
                                                                  UNITS       UNITS    VALUE     NET ASSETS    NET ASSETS
                                                              ------------   -------   ------   ------------   ----------
Janus Aspen Series (continued)
   Global Technology Portfolio - Service Shares
      Price 1 .............................................    10,706,223      --      $0.415   $ 4,443,580       $--
      Price 2 .............................................            --      --       1.278            --        --
      Price 3 .............................................            --      --       0.414            --        --
      Price 4 .............................................            --      --       1.277            --        --
   Strategic Value Portfolio - Service Shares
      Price 1 .............................................       134,151      --       0.925       124,098        --
      Price 2 .............................................         3,056      --       1.132         3,458        --
      Price 3 .............................................        65,274      --       0.924        60,289        --
      Price 4 .............................................           262      --       1.131           297        --
   Capital Appreciation Portfolio - Service Shares
      Price 1 .............................................       615,886      --       0.672       413,704        --
      Price 2 .............................................         1,633      --       1.137         1,856        --
      Price 3 .............................................        89,459      --       0.671        59,999        --
      Price 4 .............................................           305      --       1.136           347        --
   Worldwide Growth Portfolio - Service Shares
      Price 1 .............................................    16,824,804      --       0.609    10,244,689        --
      Price 2 .............................................         3,205      --       1.168         3,745        --
      Price 3 .............................................       259,969      --       0.608       158,049        --
      Price 4 .............................................           241      --       1.168           282        --

PIMCO Variable Insurance Trust
   Total Return Bond Portfolio
      Price 1 .............................................     4,888,796      --       1.053     5,147,370        --
      Price 2 .............................................            --      --       1.004            --        --
      Price 3 .............................................       289,359      --       1.051       304,256        --
      Price 4 .............................................            --      --       1.003            --        --

Putnam Variable Trust
   Putnam VT International Growth Fund - Class IB Shares
      Price 1 .............................................     1,555,346      --       0.857     1,333,473        --
      Price 2 .............................................            --      --       1.139            --        --
      Price 3 .............................................            --      --       0.856            --        --
      Price 4 .............................................            --      --       1.138            --        --
   Putnam VT Small Cap Value Fund - Class IB Shares
      Price 1 .............................................       432,357      --       1.088       470,616        --
      Price 2 .............................................            --      --       1.222            --        --
      Price 3 .............................................            --      --       1.087            --        --
      Price 4 .............................................            --      --       1.221            --        --

                                      -58-

                    NOTES TO FINANCIAL STATEMENTS - CONTINUED

4.   NET CONTRACT OWNERS' EQUITY (CONTINUED)

                                                                            DECEMBER 31, 2001
                                                     -----------------------------------------------------------

                                                     ACCUMULATION   ANNUITY   UNIT     ACCUMULATION    ANNUITY
                                                        UNITS        UNITS    VALUE     NET ASSETS    NET ASSETS
                                                     ------------   -------   ------   ------------   ----------
Putnam Variable Trust (continued)
   Putnam VT Voyager II Fund - Class IB Shares
      Price 1 ...................................        269,501       --     $0.806    $   217,170      $--
      Price 2 ...................................             --       --      1.234             --       --
      Price 3 ...................................             --       --      0.805             --       --
      Price 4 ...................................             --       --      1.234             --       --

Salomon Brothers Variable Series Fund Inc.
   Capital Fund
      Price 1 ...................................      5,065,288       --      1.529      7,744,365       --
      Price 2 ...................................         18,152       --      1.128         20,482       --
      Price 3 ...................................        133,745       --      1.527        204,167       --
      Price 4 ...................................            100       --      1.128            113       --
   High Yield Bond Fund
      Price 1 ...................................        421,112       --      1.055        444,065       --
      Price 2 ...................................          8,264       --      1.038          8,582       --
      Price 3 ...................................         29,395       --      1.053         30,949       --
      Price 4 ...................................            502       --      1.038            521       --
   Investors Fund
      Price 1 ...................................     15,853,833       --      1.216     19,284,103       --
      Price 2 ...................................         44,862               1.135         50,901       --
      Price 3 ...................................        197,379       --      1.214        239,714       --
      Price 4 ...................................            263       --      1.134            298       --
   Small Cap Growth Fund
      Price 1 ...................................      1,517,383       --      0.903      1,369,930       --
      Price 2 ...................................         14,064       --      1.257         17,671       --
      Price 3 ...................................         94,940       --      0.901         85,583       --
      Price 4 ...................................            276       --      1.256            347       --
   Strategic Bond Fund
      Price 1 ...................................        914,232       --      1.145      1,046,880       --
      Price 2 ...................................          9,594       --      1.015          9,737       --
      Price 3 ...................................        140,242       --      1.143        160,340       --
      Price 4 ...................................             --       --      1.014             --       --

The Travelers Series Trust
   Convertible Bond Portfolio
      Price 1 ...................................      9,680,620       --      1.270     12,294,901       --
      Price 2 ...................................             --       --      1.030             --       --
      Price 3 ...................................         25,172       --      1.268         31,921       --
      Price 4 ...................................             --       --      1.029             --       --
   Disciplined Mid Cap Stock Portfolio
      Price 1 ...................................      5,089,354       --      1.677      8,537,226       --
      Price 2 ...................................             --       --      1.195             --       --
      Price 3 ...................................         11,704       --      1.675         19,603       --
      Price 4 ...................................             --       --      1.195             --       --

                                      -59-

                    NOTES TO FINANCIAL STATEMENTS - CONTINUED

4.   NET CONTRACT OWNERS' EQUITY (CONTINUED)

                                                                 DECEMBER 31, 2001
                                            -----------------------------------------------------------

                                            ACCUMULATION   ANNUITY    UNIT    ACCUMULATION    ANNUITY
                                               UNITS        UNITS     VALUE    NET ASSETS    NET ASSETS
                                            ------------   -------   ------   ------------   ----------
The Travelers Series Trust (continued)
   Equity Income Portfolio
      Price 1 ...........................     27,130,603       --    $1.521    $41,277,739     $   --
      Price 2 ...........................         17,656       --     1.131         19,970         --
      Price 3 ...........................         89,211       --     1.519        135,520         --
      Price 4 ...........................             --       --     1.130             --         --
   Federated High Yield Portfolio
      Price 1 ...........................     10,746,070       --     1.089     11,705,419         --
      Price 2 ...........................             --       --     1.037             --         --
      Price 3 ...........................         19,686       --     1.088         21,411         --
      Price 4 ...........................             --       --     1.037             --         --
   Federated Stock Portfolio
      Price 1 ...........................      6,935,446       --     1.592     11,038,955         --
      Price 2 ...........................             --       --     1.156             --         --
      Price 3 ...........................             --       --     1.589             --         --
      Price 4 ...........................             --       --     1.155             --         --
   Large Cap Portfolio
      Price 1 ...........................     24,478,530      434     1.459     35,725,455        634
      Price 2 ...........................         11,464       --     1.139         13,052         --
      Price 3 ...........................        138,251       --     1.457        201,460         --
      Price 4 ...........................             --       --     1.138             --         --
   Lazard International Stock Portfolio
      Price 1 ...........................     15,755,872       --     0.928     14,616,834         --
      Price 2 ...........................             --       --     1.060             --         --
      Price 3 ...........................             --       --     0.926             --         --
      Price 4 ...........................             --       --     1.059             --         --
   MFS Emerging Growth Portfolio
      Price 1 ...........................     17,463,700    5,877     1.371     23,943,265      8,057
      Price 2 ...........................             --       --     1.220             --         --
      Price 3 ...........................             --       --     1.369             --         --
      Price 4 ...........................             --       --     1.219             --         --
   MFS Mid Cap Growth Portfolio
      Price 1 ...........................     17,692,810       --     1.295     22,912,761         --
      Price 2 ...........................             --       --     1.223             --         --
      Price 3 ...........................          3,615       --     1.293          4,675         --
      Price 4 ...........................             --       --     1.222             --         --
   MFS Research Portfolio
      Price 1 ...........................      3,043,071       --     0.915      2,784,413         --
      Price 2 ...........................             --       --     1.152             --         --
      Price 3 ...........................          5,234       --     0.914          4,782         --
      Price 4 ...........................             --       --     1.152             --         --

                                      -60-

                    NOTES TO FINANCIAL STATEMENTS - CONTINUED

4.   NET CONTRACT OWNERS' EQUITY (CONTINUED)

                                                                       DECEMBER 31, 2001
                                                 -----------------------------------------------------------

                                                 ACCUMULATION   ANNUITY    UNIT    ACCUMULATION    ANNUITY
                                                    UNITS        UNITS     VALUE    NET ASSETS    NET ASSETS
                                                 ------------   -------   ------   ------------   ----------
The Travelers Series Trust (continued)
   Travelers Quality Bond Portfolio
      Price 1 ................................    30,031,740     5,889    $1.257   $37,738,652      $7,400
      Price 2 ................................            --        --     0.980            --          --
      Price 3 ................................        34,750        --     1.255        43,600          --
      Price 4 ................................            --        --     0.980            --          --

The Universal Institutional Funds, Inc.
   Active International Allocation Portfolio
      Price 1 ................................       432,621        --     0.724       313,389          --
      Price 2 ................................         1,855        --     1.076         1,996          --
      Price 3 ................................        11,162        --     0.723         8,074          --
      Price 4 ................................            --        --     1.076            --          --
   Emerging Markets Equity Portfolio
      Price 1 ................................       359,559        --     0.820       294,870          --
      Price 2 ................................            --        --     1.272            --          --
      Price 3 ................................           735        --     0.819           602          --
      Price 4 ................................            --        --     1.272            --          --
   Equity Growth Portfolio
      Price 1 ................................     1,122,971        --     0.688       773,127          --
      Price 2 ................................        12,000        --     1.168        14,014          --
      Price 3 ................................       110,211        --     0.687        75,759          --
      Price 4 ...............................             --        --     1.167            --          --
   Global Value Equity Portfolio
      Price 1 ................................     1,261,854        --     1.025     1,292,930          --
      Price 2 ................................        23,629        --     1.101        26,021          --
      Price 3 ................................        57,290        --     1.023        58,609          --
      Price 4 ................................            --        --     1.101            --          --
   Mid Cap Growth Portfolio
      Price 1 ................................     1,118,232        --     0.600       670,943          --
      Price 2 ................................         7,226        --     1.181         8,537          --
      Price 3 ................................        79,193        --     0.599        47,442          --
      Price 4 ................................            --        --     1.181            --          --
   Mid Cap Value Portfolio
      Price 1 ................................     1,390,184        --     1.288     1,790,139          --
      Price 2 ................................        34,947        --     1.215        42,446          --
      Price 3 ................................        56,627        --     1.286        72,805          --
      Price 4 ................................           248        --     1.214           301          --

                                      -61-

                    NOTES TO FINANCIAL STATEMENTS - CONTINUED

4.   NET CONTRACT OWNERS' EQUITY (CONTINUED)

                                                                                  DECEMBER 31, 2001
                                                          -----------------------------------------------------------

                                                          ACCUMULATION   ANNUITY    UNIT    ACCUMULATION    ANNUITY
                                                             UNITS        UNITS     VALUE    NET ASSETS    NET ASSETS
                                                          ------------   -------   ------   ------------   ----------
The Universal Institutional Funds, Inc. (continued)
   Technology Portfolio
      Price 1 .........................................     1,926,762         --   $0.330   $   635,714     $    --
      Price 2 .........................................        10,093         --    1.350        13,630          --
      Price 3 .........................................       102,301         --    0.329        33,702          --
      Price 4 .........................................            --         --    1.350            --          --
   U.S. Real Estate Portfolio
      Price 1 .........................................       478,734         --    1.184       566,758          --
      Price 2 .........................................         9,591         --    1.103        10,582          --
      Price 3 .........................................        41,338         --    1.182        48,863          --
      Price 4 .........................................         9,427         --    1.103        10,395          --
   Value Portfolio
      Price 1 .........................................     1,653,571         --    1.059     1,750,870          --
      Price 2 .........................................         9,571         --    1.155        11,058          --
      Price 3 .........................................        48,556         --    1.057        51,334          --
      Price 4 .........................................           260         --    1.155           300          --

Travelers Series Fund Inc.
   AIM Capital Appreciation Portfolio
      Price 1 .........................................     5,177,186         --    0.588     3,045,397          --
      Price 2 .........................................            --         --    1.208            --          --
      Price 3 .........................................            --         --    0.587            --          --
      Price 4 .........................................            --         --    1.207            --          --
   Alliance Growth Portfolio
      Price 1 .........................................    31,912,509      5,814    1.508    48,130,818       8,768
      Price 2 .........................................            --         --    1.149            --          --
      Price 3 .........................................            --         --    1.506            --          --
      Price 4 .........................................            --         --    1.149            --          --
   MFS Total Return Portfolio
      Price 1 .........................................    38,418,447     19,354    1.496    57,463,765      28,950
      Price 2 .........................................            --         --    1.082            --          --
      Price 3 .........................................       139,865         --    1.493       208,878          --
      Price 4 .........................................            --         --    1.081            --          --
   Putnam Diversified Income Portfolio
      Price 1 .........................................     3,555,861      6,358    1.069     3,801,167       6,797
      Price 2 .........................................            --         --    1.026            --          --
      Price 3 .........................................            --         --    1.067            --          --
      Price 4 .........................................            --         --    1.025            --          --
   Smith Barney Aggressive Growth Portfolio
      Price 1 .........................................    11,974,631         --    0.945    11,314,824          --
      Price 2 .........................................            --         --    1.214            --          --
      Price 3 .........................................         2,000         --    0.944         1,887          --
      Price 4 .........................................            --         --    1.213            --          --
   Smith Barney Large Capitalization Growth Portfolio
      Price 1 .........................................     1,184,451         --    0.908     1,074,991          --
      Price 2 .........................................            --         --    1.182            --          --
      Price 3 .........................................            --         --    0.906            --          --
      Price 4 .........................................            --         --    1.182            --          --

                                      -62-

                    NOTES TO FINANCIAL STATEMENTS - CONTINUED

4.   NET CONTRACT OWNERS' EQUITY (CONTINUED)

                                                                            DECEMBER 31, 2001
                                                    -----------------------------------------------------------

                                                    ACCUMULATION   ANNUITY    UNIT    ACCUMULATION    ANNUITY
                                                       UNITS        UNITS     VALUE    NET ASSETS    NET ASSETS
                                                    ------------   -------   ------   ------------   ----------
Van Kampen Life Investment Trust
   Comstock Portfolio
      Price 1 ...................................       384,749      --      $1.128    $  433,888        $--
      Price 2 ...................................            --      --       1.097            --         --
      Price 3 ...................................            --      --       1.126            --         --
      Price 4 ...................................            --      --       1.096            --         --
   Comstock Portfolio - Class II Shares
      Price 1 ...................................     3,476,351      --       1.024     3,560,097         --
      Price 2 ...................................       123,837      --       1.095       135,605         --
      Price 3 ...................................       554,533      --       1.023       567,012         --
      Price 4 ...................................        10,721      --       1.094        11,733         --
   Domestic Income Portfolio
      Price 1 ...................................     1,007,712      --       1.116     1,124,625         --
      Price 2 ...................................            --      --       1.015            --         --
      Price 3 ...................................            --      --       1.114            --         --
      Price 4 ...................................            --      --       1.014            --         --
   Domestic Income Portfolio - Class II Shares
      Price 1 ...................................       532,043      --       1.083       576,199         --
      Price 2 ...................................        15,542      --       1.014        15,755         --
      Price 3 ...................................       121,698      --       1.081       131,595         --
      Price 4 ...................................            --      --       1.013            --         --
   Emerging Growth Portfolio
      Price 1 ...................................     1,085,722      --       1.452     1,576,404         --
      Price 2 ...................................            --      --       1.135            --         --
      Price 3 ...................................            --      --       1.450            --         --
      Price 4 ...................................            --      --       1.135            --         --
   Emerging Growth Portfolio - Class II Shares
      Price 1 ...................................     2,180,793      --       0.664     1,449,023         --
      Price 2 ...................................        42,302      --       1.135        48,002         --
      Price 3 ...................................       196,322      --       0.663       130,244         --
      Price 4 ...................................           304      --       1.134           345         --
   Enterprise Portfolio
      Price 1 ...................................     1,430,647      --       0.888     1,270,174         --
      Price 2 ...................................            --      --       1.190            --         --
      Price 3 ...................................            --      --       0.886            --         --
      Price 4 ...................................            --      --       1.190            --         --
   Enterprise Portfolio - Class II Shares
      Price 1 ...................................       522,639      --       0.781       407,921         --
      Price 2 ...................................            --      --       1.189            --         --
      Price 3 ...................................       249,534      --       0.779       194,461         --
      Price 4 ...................................            --      --       1.189            --         --
   Government Portfolio
      Price 1 ...................................       580,913      --       1.172       680,627         --
      Price 2 ...................................            --      --       0.999            --         --
      Price 3 ...................................            --      --       1.170            --         --
      Price 4 ...................................            --      --       0.999            --         --

                                      -63-

                    NOTES TO FINANCIAL STATEMENTS - CONTINUED

4.   NET CONTRACT OWNERS' EQUITY (CONTINUED)

                                                                              DECEMBER 31, 2001
                                                      -----------------------------------------------------------

                                                      ACCUMULATION   ANNUITY    UNIT    ACCUMULATION    ANNUITY
                                                         UNITS        UNITS     VALUE    NET ASSETS    NET ASSETS
                                                      ------------   -------   ------   ------------   ----------
Van Kampen Life Investment Trust (continued)
   Government Portfolio - Class II Shares
      Price 1 .....................................     1,182,897      --      $1.055   $  1,248,271    $     --
      Price 2 .....................................        66,638      --       0.998         66,512          --
      Price 3 .....................................       276,796      --       1.054        291,642          --
      Price 4 .....................................            --      --       0.998             --          --
   Growth and Income Portfolio
      Price 1 .....................................     1,513,888      --       1.254      1,898,205          --
      Price 2 .....................................            --      --       1.117             --          --
      Price 3 .....................................            --      --       1.252             --          --
      Price 4 .....................................            --      --       1.116             --          --
   Growth and Income Portfolio - Class II Shares
      Price 1 .....................................     1,495,065      --       0.960      1,434,848          --
      Price 2 .....................................        27,731      --       1.116         30,953          --
      Price 3 .....................................       653,059      --       0.958        625,785          --
      Price 4 .....................................         4,777      --       1.116          5,329          --
   Money Market Portfolio
      Price 1 .....................................     2,230,550      --       1.127      2,513,457          --
      Price 2 .....................................            --      --       1.001             --          --
      Price 3 .....................................            --      --       1.125             --          --
      Price 4 .....................................            --      --       1.001             --          --
   Money Market Portfolio - Class II Shares
      Price 1 .....................................     2,261,379      --       1.022      2,310,594          --
      Price 2 .....................................       380,393      --       1.001        380,686          --
      Price 3 .....................................       467,658      --       1.020        477,100          --
      Price 4 .....................................            --      --       1.000             --          --

Variable Insurance Products Fund II
   Contrafund(R) Portfolio - Service Class 2
      Price 1 .....................................     8,023,592      --       0.796      6,388,130          --
      Price 2 .....................................         1,337      --       1.120          1,497          --
      Price 3 .....................................        67,791      --       0.795         53,890          --
      Price 4 .....................................            --      --       1.119             --          --

Variable Insurance Products Fund III
   Dynamic Capital Appreciation Portfolio -
     Service Class 2
      Price 1 .....................................        12,128      --       0.673          8,165          --
      Price 2 .....................................            --      --       1.213             --          --
      Price 3 .....................................            --      --       0.672             --          --
      Price 4 .....................................            --      --       1.213             --          --
   Mid Cap Portfolio - Service Class 2
      Price 1 .....................................     1,727,443      --       0.999      1,726,229          --
      Price 2 .....................................         1,211      --       1.125          1,362          --
      Price 3 .....................................         4,842      --       0.998          4,831          --
      Price 4 .....................................         9,695      --       1.124         10,898          --
                                                                                        ------------    --------

Net Contract Owners' Equity .......................                                     $685,833,289    $109,686
                                                                                        ============    ========

                                      -64-

                    NOTES TO FINANCIAL STATEMENTS - CONTINUED

5.   STATEMENT OF INVESTMENTS
                                                                                FOR THE YEAR ENDED DECEMBER 31, 2001
                                                                       ------------------------------------------------------

                                                                         NO. OF        MARKET       COST OF        PROCEEDS
                                                                         SHARES        VALUE       PURCHASES      FROM SALES
                                                                       ----------   -----------   ------------   ------------
INVESTMENTS
CAPITAL APPRECIATION FUND (9.6%)
      Total (Cost $90,922,865)                                          1,091,962   $65,845,280   $ 10,159,202   $  9,989,805
                                                                       ----------   -----------   ------------   ------------

MONEY MARKET PORTFOLIO (6.9%)
      Total (Cost $47,615,591)                                         47,615,591    47,615,591    253,840,828    220,070,967
                                                                       ----------   -----------   ------------   ------------

AIM VARIABLE INSURANCE FUNDS, INC. (0.8%)
   AIM V.I. Value Fund
      Total (Cost $5,944,751)                                             235,377     5,496,062      6,087,083        988,590
                                                                       ----------   -----------   ------------   ------------

ALLIANCE VARIABLE PRODUCT SERIES FUND, INC. (2.0%)
   Premier Growth Portfolio - Class B
      Total (Cost $16,704,522)                                            544,821    13,620,520     10,476,441      1,375,413
                                                                       ----------   -----------   ------------   ------------

CREDIT SUISSE WARBURG PINCUS TRUST (0.3%)
   Credit Suisse Trust Emerging Markets Portfolio
      Total (Cost $1,893,679)                                             230,706     1,944,851     79,312,115     80,595,485
                                                                       ----------   -----------   ------------   ------------

DELAWARE GROUP PREMIUM FUND, INC (0.3%)
   REIT Series
      Total (Cost $2,293,446)                                             204,202     2,389,166      7,243,442      5,783,648
                                                                       ----------   -----------   ------------   ------------

DREYFUS VARIABLE INVESTMENT FUND (3.6%)
   Appreciation Portfolio - Initial Class (Cost $13,001,474)              341,564    11,947,920      2,641,254      1,489,913
   Small Cap Portfolio - Initial Class (Cost $16,472,668)                 361,146    12,687,067      7,571,833      1,569,953
                                                                       ----------   -----------   ------------   ------------
      Total (Cost $29,474,142)                                            702,710    24,634,987     10,213,087      3,059,866
                                                                       ----------   -----------   ------------   ------------

GREENWICH STREET SERIES FUND (9.6%)
   Appreciation Portfolio (Cost $18,360,289)                              845,071    18,304,237      7,607,760      2,343,589
   Diversified Strategic Income Portfolio (Cost $16,296,776)            1,593,366    14,547,434      4,727,960      2,132,431
   Equity Index Portfolio - Class II Shares (Cost $12,073,165)            393,443    11,083,294      9,268,116      1,472,737
   Fundamental Value Portfolio (Cost $22,713,026)                       1,137,839    21,709,960     18,767,219      1,218,789
                                                                       ----------   -----------   ------------   ------------
      Total (Cost $69,443,256)                                          3,969,719    65,644,925     40,371,055      7,167,546
                                                                       ----------   -----------   ------------   ------------

JANUS ASPEN SERIES (4.7%)
   Balanced Portfolio - Service Shares (Cost $13,174,295)                 541,735    12,627,841     10,274,150      1,980,053
   Global Life Sciences Portfolio - Service Shares (Cost $3,930,949)      494,209     3,830,119      3,919,121      1,965,621
   Global Technology Portfolio - Service Shares (Cost $6,712,693)       1,089,240     4,444,098      4,379,164      1,736,057
   Strategic Value Portfolio - Service Shares (Cost $186,611)              20,497       188,165        186,206            579
   Capital Appreciation Portfolio - Service Shares (Cost $512,644)         23,139       475,962        499,051         14,433
   Worldwide Growth Portfolio - Service Shares (Cost $10,365,011)         366,739    10,408,063     33,270,583     27,334,986
                                                                       ----------   -----------   ------------   ------------
      Total (Cost $34,882,203)                                          2,535,559    31,974,248     52,528,275     33,031,729
                                                                       ----------   -----------   ------------   ------------

                                      -65-

                    NOTES TO FINANCIAL STATEMENTS - CONTINUED

5.   STATEMENT OF INVESTMENTS (CONTINUED)
                                                                                       FOR THE YEAR ENDED DECEMBER 31, 2001
                                                                             -------------------------------------------------------

                                                                               NO. OF        MARKET         COST OF       PROCEEDS
                                                                               SHARES        VALUE         PURCHASES     FROM SALES
                                                                             ----------   ------------   ------------   ------------
PIMCO VARIABLE INSURANCE TRUST (0.8%)
   Total Return Bond Portfolio
      Total (Cost $5,571,393)                                                   551,289   $  5,452,248   $  8,869,419   $  3,311,445
                                                                             ----------   ------------   ------------   ------------

PUTNAM VARIABLE TRUST (0.3%)
   Putnam VT International Growth Fund - Class IB Shares (Cost $1,308,827)      107,907      1,333,726     26,497,767     25,349,451
   Putnam VT Small Cap Value Fund - Class IB Shares (Cost $443,075)              31,315        470,671        668,904        224,077
   Putnam VT Voyager II Fund - Class IB Shares (Cost $216,753)                   43,699        217,182        697,513        474,176
                                                                             ----------   ------------   ------------   ------------
      Total (Cost $1,968,655)                                                   182,921      2,021,579     27,864,184     26,047,704
                                                                             ----------   ------------   ------------   ------------

SALOMON BROTHERS VARIABLE SERIES FUND INC. (4.5%)
   Capital Fund (Cost $7,825,049)                                               527,781      7,969,499      7,224,272        733,356
   High Yield Bond Fund (Cost $541,275)                                          59,554        484,173        246,309         66,359
   Investors Fund (Cost $19,484,709)                                          1,530,671     19,577,287     13,260,579      1,981,746
   Small Cap Growth Fund (Cost $1,469,678)                                      117,053      1,473,702      1,280,399        214,322
   Strategic Bond Fund (Cost $1,232,736)                                        121,467      1,217,100        709,615        175,357
                                                                             ----------   ------------   ------------   ------------
      Total (Cost $30,553,447)                                                2,356,526     30,721,761     22,721,174      3,171,140
                                                                             ----------   ------------   ------------   ------------

THE TRAVELERS SERIES TRUST (32.5%)
   Convertible Bond Portfolio (Cost $12,804,561)                              1,089,067     12,328,243     10,181,509      1,522,969
   Disciplined Mid Cap Stock Portfolio (Cost $8,900,667)                        555,342      8,557,824      3,998,327      1,084,041
   Disciplined Small Cap Stock Portfolio (Cost $0)                                   --             --      2,236,578      4,605,325
   Equity Income Portfolio (Cost $42,185,726)                                 2,764,379     41,438,039     12,735,120      5,329,564
   Federated High Yield Portfolio (Cost $14,501,082)                          1,371,717     11,728,176      4,682,672      2,795,247
   Federated Stock Portfolio (Cost $11,116,991)                                 716,898     11,040,233      2,948,485      3,193,606
   Large Cap Portfolio (Cost $46,352,282)                                     2,600,926     35,944,791      8,158,769      4,424,234
   Lazard International Stock Portfolio (Cost $14,712,390)                    1,571,893     14,618,606     96,556,066     96,701,867
   MFS Emerging Growth Portfolio (Cost $40,416,625)                           2,175,669     23,954,113     11,786,843      4,326,167
   MFS Mid Cap Growth Portfolio (Cost $32,926,559)                            2,336,403     22,920,116     17,782,379      2,765,494
   MFS Research Portfolio (Cost $3,655,874)                                     318,075      2,789,519      1,593,473        587,647
   Strategic Stock Portfolio (Cost $0)                                               --             --        317,050        800,358
   Travelers Quality Bond Portfolio (Cost $37,342,992)                        3,318,172     37,793,985     23,970,511      6,296,790
                                                                             ----------   ------------   ------------   ------------
      Total (Cost $264,915,749)                                              18,818,541    223,113,645    196,947,782    134,433,309
                                                                             ----------   ------------   ------------   ------------

THE UNIVERSAL INSTITUTIONAL FUNDS, INC. (1.3%)
   Active International Allocation Portfolio (Cost $351,521)                     42,342        323,496        570,571        273,347
   Emerging Markets Equity Portfolio (Cost $417,252)                             44,571        295,505         62,392         28,475
   Equity Growth Portfolio (Cost $967,718)                                       60,732        863,002        627,027         15,477
   Global Value Equity Portfolio (Cost $1,452,121)                              113,580      1,377,720        643,700        196,340
   Mid Cap Growth Portfolio (Cost $862,278)                                      83,277        727,008        620,822         13,988
   Mid Cap Value Portfolio (Cost $1,923,792)                                    130,901      1,905,912        943,516        184,210
   Technology Portfolio (Cost $1,001,757)                                       141,142        683,127        635,834         85,481
   U.S. Real Estate Portfolio (Cost $614,737)                                    52,705        636,672        550,100         76,747
   Value Portfolio (Cost $1,747,427)                                            142,034      1,813,773      1,177,711        288,912
                                                                             ----------   ------------   ------------   ------------
      Total (Cost $9,338,603)                                                   811,284      8,626,215      5,831,673      1,162,977
                                                                             ----------   ------------   ------------   ------------

                                      -66-

                    NOTES TO FINANCIAL STATEMENTS - CONTINUED

5.   STATEMENT OF INVESTMENTS (CONTINUED)
                                                                                   FOR THE YEAR ENDED DECEMBER 31, 2001
                                                                          ------------------------------------------------------

                                                                           NO. OF        MARKET        COST OF        PROCEEDS
                                                                           SHARES        VALUE        PURCHASES      FROM SALES
                                                                          ---------   ------------   ------------   ------------
TRAVELERS SERIES FUND INC. (18.2%)
   AIM Capital Appreciation Portfolio (Cost $4,040,053)                     298,019   $  3,045,752   $  3,697,643   $    366,052
   Alliance Growth Portfolio (Cost $68,327,021)                           2,609,495     48,145,181     12,129,659      6,149,104
   MFS Total Return Portfolio (Cost $57,594,948)                          3,459,727     57,708,242     22,657,519      6,446,630
   Putnam Diversified Income Portfolio (Cost $4,203,111)                    379,701      3,808,401      1,532,839      1,326,670
   Smith Barney Aggressive Growth Portfolio (Cost $11,142,824)              843,370     11,318,028     11,503,546        319,360
   Smith Barney Large Capitalization Growth Portfolio (Cost $1,095,713)      82,701      1,075,115      1,137,038         38,096
                                                                          ---------   ------------   ------------   ------------
      Total (Cost $146,403,670)                                           7,673,013    125,100,719     52,658,244     14,645,912
                                                                          ---------   ------------   ------------   ------------

VAN KAMPEN LIFE INVESTMENT TRUST (3.4%)
   Comstock Portfolio (Cost $403,841)                                        37,965        433,938        178,131         53,514
   Comstock Portfolio - Class II Shares (Cost $4,294,485)                   375,325      4,274,949      4,523,783        222,724
   Domestic Income Portfolio (Cost $1,105,886)                              140,069      1,124,753        364,352        107,923
   Domestic Income Portfolio - Class II Shares (Cost $714,050)               90,229        723,634        723,111         10,065
   Emerging Growth Portfolio (Cost $2,349,782)                               55,592      1,576,588        333,792        319,221
   Emerging Growth Portfolio - Class II Shares (Cost $1,670,566)             57,520      1,627,806      1,816,617        129,423
   Enterprise Portfolio (Cost $1,886,060)                                    85,314      1,270,322        317,336        317,342
   Enterprise Portfolio - Class II Shares (Cost $613,111)                    40,460        602,455        617,252          5,790
   Government Portfolio (Cost $660,488)                                      72,493        680,705        455,233        325,667
   Government Portfolio - Class II Shares (Cost $1,588,670)                 171,098      1,606,615      1,663,990         78,284
   Growth and Income Portfolio (Cost $1,870,818)                            119,398      1,898,425        417,503        591,186
   Growth and Income Portfolio - Class II Shares (Cost $2,089,326)          132,063      2,097,168      2,191,937         97,043
   Money Market Portfolio (Cost $2,513,747)                               2,513,747      2,513,747      1,111,517        468,722
   Money Market Portfolio - Class II Shares (Cost $3,168,733)             3,168,733      3,168,733      3,994,761        830,539
                                                                          ---------   ------------   ------------   ------------
      Total (Cost $24,929,563)                                            7,060,006     23,599,838     18,709,315      3,557,443
                                                                          ---------   ------------   ------------   ------------

VARIABLE INSURANCE PRODUCTS FUND II (0.9%)
   Contrafund(R) Portfolio - Service Class 2 (Cost $7,070,995)
      Total (Cost $7,070,995)                                               322,213      6,444,263      5,020,826        821,142
                                                                          ---------   ------------   ------------   ------------

VARIABLE INSURANCE PRODUCTS FUND III (0.3%)
   Dynamic Capital Appreciation Portfolio -
      Service Class 2 (Cost $9,310)                                           1,341          8,166         26,443         14,736
   Mid Cap Portfolio - Service Class 2 (Cost $1,655,688)                     89,457      1,743,517      2,271,814        614,678
                                                                          ---------   ------------   ------------   ------------
      Total (Cost $1,664,998)                                                90,798      1,751,683      2,298,257        629,414
                                                                          ---------   ------------   ------------   ------------

TOTAL INVESTMENTS (100%)
   (COST $791,591,528)                                                                $685,997,581   $811,152,402   $549,843,535
                                                                                      ============   ============   ============

                                      -67-

                    NOTES TO FINANCIAL STATEMENTS - CONTINUED

6.   FINANCIAL HIGHLIGHTS

                                                          FOR THE YEAR ENDED DECEMBER 31, 2001
                                                 ------------------------------------------------------
                                                  UNITS       UNIT VALUE      NET ASSETS    INVESTMENT
                                                 (000S)   LOWEST TO HIGHEST     (000S)     INCOME RATIO
                                                 ------   -----------------   ----------   ------------
CAPITAL APPRECIATION FUND                        37,851    $1.737 to 1.739     $65,838         0.47%
MONEY MARKET PORTFOLIO                           40,133              1.187      47,635         3.27%
AIM VARIABLE INSURANCE FUNDS, INC.
   AIM V.I. Value Fund                            7,281              0.755       5,495         0.21%
ALLIANCE VARIABLE PRODUCT SERIES
  FUND, INC.
   Premier Growth Portfolio - Class B            21,281     0.639 to 0.640      13,619           --
CREDIT SUISSE WARBURG PINCUS TRUST
   Credit Suisse Trust Emerging Markets
    Portfolio                                     2,464              0.789       1,945           --
DELAWARE GROUP PREMIUM FUND, INC.
   REIT Series                                    1,986     1.201 to 1.203       2,389         1.25%
DREYFUS VARIABLE INVESTMENT FUND
   Appreciation Portfolio - Initial Class        11,154     1.069 to 1.071      11,947         0.86%
   Small Cap Portfolio - Initial Class           11,596     1.092 to 1.094      12,686         0.48%
GRENNWICH STREET SERIES FUND
   Appreciation Portfolio                        13,756              1.330      18,302         1.17%
   Diversified Strategic Income Portfolio        12,785              1.138      14,546         8.91%
   Equity Index Portfolio - Class II Shares      13,067     0.847 to 0.848      11,082         0.73%
   Fundamental Value Portfolio                   17,065              1.272      21,707         0.72%
JANUS ASPEN SERIES
   Balanced Portfolio - Service Shares           13,848     0.910 to 1.069      12,626         2.12%
   Global Life Sciences Portfolio -
    Service Shares                                4,112     0.930 to 0.931       3,830           --
   Global Technology Portfolio -
    Service Shares                               10,706              0.415       4,444         0.68%
   Strategic Value Portfolio - Service Shares       203     0.924 to 1.132         188         0.11%
   Capital Appreciation Portfolio -
    Service Shares                                  707     0.671 to 1.137         476         1.09%
   Worldwide Growth Portfolio -
    Service Shares                               17,088     0.608 to 1.168      10,407         0.28%
PIMCO VARIABLE INSURANCE TRUST
   Total Return Bond Portfolio                    5,178     1.051 to 1.053       5,452         2.71%
PUTNAM VARIABLE TRUST
   Putnam VT International Growth Fund -
    Class IB Shares                               1,555              0.857       1,333           --
   Putnam VT Small Cap Value Fund -
   Class IB Shares                                  432              1.088         471           --
   Putnam VT Voyager II Fund -
   Class IB Shares                                  270              0.806         217           --
SALOMON BROTHERS VARIABLE SREIES
  FUND INC.
   Capital Fund                                   5,217     1.128 to 1.529       7,969         1.60%
   High Yield Bond Fund                             459     1.038 to 1.055         484         9.99%
   Investors Fund                                16,096     1.134 to 1.216      19,575         1.05%
   Small Cap Growth Fund                          1,627     0.901 to 1.257       1,474           --
   Strategic Bond Fund                            1,064     1.015 to 1.145       1,217         6.06%
 --------------------------------------
   EXPENSE RATIO        TOTAL RETURN
 LOWEST TO HIGHEST   LOWEST TO HIGHEST*
 -----------------   ------------------
 1.40% to 1.60%      (27.15%) to (18.60%)
          1.40%                    2.33%

          1.40%                  (13.71%)

 1.40% to 1.60%       (18.58%) to (2.74%)

          1.40%                  (10.95%)

 1.40% to 1.60%          7.31% to 10.28%

 1.40% to 1.60%       (10.60%) to (7.12%)
 1.40% to 1.60%         (7.45%) to 9.53%

          1.40%                   (5.34%)
          1.40%                    1.79%
 1.40% to 1.60%        (13.65%) to 7.90%
          1.40%                   (6.61%)

 1.40% to 1.70%          (6.28%) to 0.56%

 1.40% to 1.60%        (17.97%) to 4.498%

          1.40%                   (38.24%)
 1.40% to 1.70%         (9.67%) to 13.79%

 1.40% to 1.70%         (22.94%) to 1.07%

 1.40% to 1.70%         (23.68%) to 3.00%

 1.40% to 1.60%            4.78% to 5.10%

          1.40%                   (14.47%)

          1.40%                     2.16%

          1.40%                   (22.13%)

 1.40% to 1.70%          (3.78%) to 3.49%
 1.40% to 1.70%          (0.28%) to 3.74%
 1.40% to 1.70%          (6.40%) to 2.71%
 1.40% to 1.70%          (8.51%) to 7.78%
 1.40% to 1.60%          0.59% to 5.43%

                                      -68-

                    NOTES TO FINANCIAL STATEMENTS - CONTINUED

6.   FINANCIAL HIGHLIGHTS (CONTINUED)

                                                       FOR THE YEAR ENDED DECEMBER 31, 2001
                                               ------------------------------------------------------
                                                UNITS       UNIT VALUE      NET ASSETS    INVESTMENT
                                               (000S)   LOWEST TO HIGHEST     (000S)     INCOME RATIO
                                               ------   -----------------   ----------   ------------
THE TRAVELERS SERIES TRUST
   Convertible Bond Portfolio                   9,706    $1.268 to 1.270     $12,327         2.03%
   Disciplined Mid Cap Stock Portfolio          5,101     1.675 to 1.677       8,557         0.29%
   Equity Income Portfolio                     27,237     1.131 to 1.521      41,433         1.13%
   Federated High Yield Portfolio              10,766     1.088 to 1.089      11,727        12.09%
   Federated Stock Portfolio                    6,935              1.592      11,039         1.26%
   Large Cap Portfolio                         24,629     1.139 to 1.459      35,941         0.48%
   Lazard International Stock Portfolio        15,756              0.928      14,617         0.16%
   MFS Emerging Growth Portfolio               17,470              1.371      23,951           --
   MFS Mid Cap Growth Portfolio                17,696     1.293 to 1.295      22,917           --
   MFS Research Portfolio                       3,048     0.914 to 0.915       2,789         0.04%
   Travelers Quality Bond Portfolio            30,072     1.255 to 1.257      37,790         3.76%
THE UNIVERSAL INSTITUTIONAL FUNDS, INC.
   Active International Allocation Porfolio       446     0.723 to 1.076         323         2.39%
   Emerging Markets Equity Portfolio              360     0.819 to 0.820         295           --
   Equity Growth Portfolio                      1,245     0.687 to 1.168         863           --
   Global Value Equity Portfolio                1,343     1.023 to 1.101       1,378         1.28%
   Mid Cap Growth Portfolio                     1,205     0.599 to 1.181         727           --
   Mid Cap Value Portfolio                      1,482     1.214 to 1.288       1,906           --
   Technology Portfolio                         2,039     0.329 to 1.350         683           --
   U.S. Real Estate Portfolio                     539     1.103 to 1.184         637         6.70%
   Value Portfolio                              1,712     1.057 to 1.155       1,814         1.34%
TRAVELERS SERIES FUND INC.
   AIM Capital Appreciation Portfolio           5,177              0.588       3,045
   Alliance Growth Portfolio                   31,918              1.508      48,140         0.20%
   MFS Total Return Portfolio                  38,578     1.493 to 1.496      57,702         2.77%
   Putnam Diversified Income Portfolio          3,562              1.069       3,808         8.16%
   Smith Barney Aggressive Growth
      Portfolio                                11,977     0.944 to 0.945      11,317           --
   Smith Barney Large Capitalization
      Growth Portfolio                          1,184              0.908       1,075           --
VAN KAMPEN LIFE INVESTMENT TRUST
   Conmstock Portfolio                            385              1.128         434           --
   Conmstock Portfolio - Class II Shares        4,165     1.023 to 1.095       4,274           --
   Domestic Income Portfolio                    1,008              1.116       1,125         6.42%
   Domestic Income Portfolio - Class II Shares    669     1.014 to 1.083         724         2.50%
   Emerging Growth Portfolio                    1,086              1.452       1,576         0.11%
   Emerging Growth Portfolio - Class II Shares  2,420     0.663 to 1.135       1,628           --
   Enterprise Portfolio                         1,431              0.888       1,270         0.21%
   Enterprise  Portfolio - Class II Shares        772     0.779 to 0.781         602         0.01%
   Government Portfolio                           581              1.172         681         4.48%
   Government Portfolio - Class II Shares       1,526     0.998 to 1.055       1,606         0.67%
   Growth and Income Portfolio                  1,514              1.254       1,898         0.07%
   Growth and Income Portfolio - Class II
      Shares                                    2,181     0.958 to 1.116       2,097           --
   Money Market Portfolio                       2,231              1.127       2,513         3.49%
   Money Market Portfolio - Class II
      Shares                                    3,109     1.001 to 1.022       3,168         2.56%

 --------------------------------------
   EXPENSE RATIO        TOTAL RETURN
 LOWEST TO HIGHEST   LOWEST TO HIGHEST*
 -----------------   ------------------
   1.40% to 1.60%      (2.23%) to(1.78%)
   1.40% to 1.60%      (5.41%) to 4.04%
   1.40% to 1.60%      (7.93%) to 0.53%
   1.40% to 1.60%      (0.73%) to 0.46%
            1.40%                 0.25%
   1.40% to 1.60%    (18.49%) to (0.70%)
            1.40%               (27.22%)
            1.40%               (37.08%)
   1.40% to 1.60%    (24.75%) to (4.58%)
   1.40% to 1.60%    (23.56%) to (6.54%)
   1.40% to 1.60%      (2.79%) to 5.63%

   1.40% to 1.60%     (21.05%) to 0.09%
   1.40% to 1.60%     (7.76%) to (4.55%)
   1.40% to 1.60%    (16.40%) to (0.17%)
   1.40% to 1.60%      (8.32%) to 0.36%
   1.40% to 1.60%     (30.31%) to 2.07%
   1.40% to 1.70%      (4.45%) to 6.30%
   1.40% to 1.60%    (49.54%) to (2.17%)
   1.40% to 1.70%        0.27% to 8.33%
   1.40% to 1.70%        0.86% to 2.48%

            1.40%               (24.90%)
            1.40%               (14.56%)
   1.40% to 1.60%     (1.38%) to (0.47%)
            1.40%                 2.79%

   1.40% to 1.60%     (5.60%) to (5.50%)

            1.40%                (7.91%)

            1.40%                (3.84%)
   1.40% to 1.70%      (4.21%) to 0.64%
            1.40%                 8.45%
   1.40% to 1.60%      (0.59%) to 8.08%
            1.40%               (32.47%)
   1.40% to 1.70%     (32.66%) to 1.25%
            1.40%               (21.55%)
   1.40% to 1.60%    (21.66%) to (6.14%)
            1.40%                 5.49%
   1.40% to 1.60%        0.10% to 5.18%
            1.40%                (7.11%)

   1.40% to 1.70%      (7.34%) to 1.55%
            1.40%                 2.27%

   1.40% to 1.60%        0.00% to 2.00%

                                      -69-

                    NOTES TO FINANCIAL STATEMENTS - CONTINUED

6.   FINANCIAL HIGHLIGHTS (CONTINUED)

                                                           FOR THE YEAR ENDED DECEMBER 31, 2001
                                              ------------------------------------------------------
                                               UNITS       UNIT VALUE      NET ASSETS    INVESTMENT
                                              (000S)   LOWEST TO HIGHEST     (000S)     INCOME RATIO
                                              ------   -----------------   ----------   ------------
VARIABLE INSURANCE PRODUCTS FUND II
   Contrafund(R)Portfolio - Service Class 2   8,093     $0.795 to 1.120      $6,444        0.52%
VARIABLE INSURANCE PRODUCTS FUND III
   Dynamic Capital Appreciation
      Portfolio - Service Class 2                12               0.673           8        0.15%
   Mid Cap Portfolio - Service Class 2        1,743      0.998 to 1.125       1,743

                                              --------------------------------------
                                                EXPENSE RATIO        TOTAL RETURN
                                              LOWEST TO HIGHEST   LOWEST TO HIGHEST*
                                              -----------------   ------------------
VARIABLE INSURANCE PRODUCTS FUND II
   Contrafund(R)Portfolio - Service Class 2   1.40% to 1.60%       (13.76%) to 0.36%
VARIABLE INSURANCE PRODUCTS FUND III
   Dynamic Capital Appreciation
      Portfolio - Service Class 2                      1.40%                 (29.68%)
   Mid Cap Portfolio - Service Class 2        1.40% to 1.70%        (4.86%) to 3.97%

     * Total return lowest and highest range displayed is calculated from the beginning of the fiscal year to the end of the fiscal year except where a unit value inception date occurred during the course of the current fiscal year. In this case, the inception date unit value is used in the computation.

                                      -70-

                  NOTES TO FINANCIAL STATEMENTS - CONTINUED

7. SCHEDULE OF ACCUMULATION AND ANNUITY UNITS FOR FUND ABD
   FOR THE YEARS ENDED DECEMBER 31, 2001 AND 2000

                                   CAPITAL APPRECIATION FUND     MONEY MARKET PORTFOLIO      AIM V.I. VALUE FUND
                                   -------------------------   --------------------------   ---------------------
                                      2001         2000            2001          2000         2001        2000
                                   ----------   -----------    ------------   -----------   ---------   ---------
Accumulation and annuity units
   beginning of year ...........   37,804,248    25,971,911      15,545,185    16,750,270   1,020,328          --
Accumulation units purchased and
   transferred from other
   Travelers accounts ..........    7,410,396    17,671,845     240,012,768   103,407,087   7,154,175   1,020,506
Accumulation units redeemed and
   transferred to other
   Travelers accounts ..........   (7,362,659)   (5,839,301)   (215,424,891)  104,612,172    (893,786)       (178)
Annuity units ..................         (915)         (207)             --            --          --          --
                                   ----------   -----------    ------------   -----------   ---------   ---------
Accumulation and annuity units
   end of year .................   37,851,070    37,804,248      40,133,062    15,545,185   7,280,717   1,020,328
                                   ==========   ===========    ============   ===========   =========   =========

                                   PREMIER GROWTH PORTFOLIO -   CREDIT SUISSE TRUST EMERGING
                                              CLASS B                MARKETS PORTFOLIO               REIT SERIES
                                   --------------------------   ----------------------------   -----------------------
                                       2001         2000            2001           2000           2001         2000
                                     ----------   ---------      ------------  -----------     ----------   ----------
Accumulation and annuity units
   beginning of year ...........      8,906,509          --        2,477,705       892,012        732,010      357,910
Accumulation units purchased and
   transferred from other
   Travelers accounts ..........     15,700,320   9,127,691       99,245,386    24,345,258      7,528,036    4,175,220
Accumulation units redeemed and
   transferred to other
   Travelers accounts ..........     (3,325,817)   (221,182)     (99,259,343)  (22,759,565)    (6,273,985)  (3,801,120)
Annuity units ..................             --          --               --            --             --           --
                                     ----------   ---------      -----------   -----------     ----------   ----------
Accumulation and annuity units
   end of year .................     21,281,012   8,906,509        2,463,748     2,477,705      1,986,061      732,010
                                     ==========   =========      ===========   ===========     ==========   ==========

                                   DREYFUS APPRECIATION PORTFOLIO -    SMALL CAP PORTFOLIO -
                                             INITIAL CLASS                 INITIAL CLASS         APPRECIATION PORTFOLIO
                                   --------------------------------   ------------------------   ----------------------
                                         2001          2000              2001         2000          2001        2000
                                       ----------   ----------        ----------   -----------   ----------   ---------
Accumulation and annuity units
   beginning of year ...........       10,147,802    7,840,789         6,798,006    3,387,052     9,922,836   6,935,912
Accumulation units purchased and
   transferred from other
   Travelers accounts...........        2,534,494    7,003,913         7,025,897    8,519,734     6,036,267   3,554,580
Accumulation units redeemed and
   transferred to other
   Travelers accounts ..........       (1,527,908)  (4,696,900)       (2,227,641)  (5,108,780)   (2,200,596)   (566,878)
Annuity units ..................               --           --                --           --        (2,102)       (778)
                                       ----------   ----------        ----------   ----------    ----------   ---------
Accumulation and annuity units
   end of year .................       11,154,388   10,147,802        11,596,262    6,798,006    13,756,405   9,922,836
                                       ==========   ==========        ==========   ==========    ==========   =========

                                   DIVERSIFIED STRATEGIC INCOME   EQUITY INDEX PORTFOLIO -
                                             PORTFOLIO                 CLASS II SHARES       FUNDAMENTAL VALUE PORTFOLIO
                                   ----------------------------   ------------------------   ---------------------------
                                       2001          2000             2001        2000             2001        2000
                                     ----------   ----------       ----------   ---------       ----------   ---------
Accumulation and annuity units
   beginning of year ...........     11,430,969   10,783,437        4,272,617     753,819        4,380,338   1,958,751
Accumulation units purchased and
   transferred from other
   Travelers account ...........      3,565,054    2,364,715       10,880,144   3,940,081       14,248,480   2,644,388
Accumulation units redeemed and
   transferred to other
   Travelers accounts ..........     (2,211,437)  (1,717,183)      (2,086,232)   (421,283)      (1,563,638)   (222,801)
Annuity units ..................             --           --               --          --               --          --
                                     ----------   ----------       ----------   ---------       ----------   ---------
Accumulation and annuity units
   end of year .................     12,784,586   11,430,969       13,066,529   4,272,617       17,065,180   4,380,338
                                     ==========   ==========       ==========   =========       ==========   =========

                                      -71-

                  NOTES TO FINANCIAL STATEMENTS - CONTINUED

7. SCHEDULE OF ACCUMULATION AND ANNUITY UNITS FOR FUND ABD
   FOR THE YEARS ENDED DECEMBER 31, 2001 AND 2000 (CONTINUED)

                                     BALANCED PORTFOLIO -   GLOBAL LIFE SCIENCES PORTFOLIO -   GLOBAL TECHNOLOGY PORTFOLIO -
                                        SERVICE SHARES               SERVICE SHARES                  SERVICE SHARES
                                   ----------------------   --------------------------------   -----------------------------
                                      2001        2000              2001         2000              2001           2000
                                   ----------   ---------        -----------   ---------          ----------   ----------
Accumulation and annuity units
   beginning of year ...........    4,934,773          --          1,951,454          --           5,661,986           --
Accumulation units purchased and
   transferred from other
   Travelers accounts ..........   11,287,163   5,117,181          4,657,430   2,032,459           9,867,109    6,078,372
Accumulation units redeemed and
   transferred to other
   Travelers accounts ..........   (2,374,025)   (182,408)        (2,496,487)    (81,005)         (4,822,872)    (416,386)
Annuity units ..................           --          --                 --          --                  --           --
                                   ----------   ---------         ----------   ---------          ----------    ---------
Accumulation and annuity units
   end of year .................   13,847,911   4,934,773          4,112,397   1,951,454          10,706,223    5,661,986
                                   ==========   =========         ==========   =========          ==========    =========

                                   STRATEGIC VALUE PORTFOLIO -   CAPITAL APPRECIATION PORTFOLIO -   WORLDWIDE GROWTH PORTFOLIO -
                                        SERVICE SHARES                   SERVICE SHARES                  SERVICE SHARES
                                   ---------------------------   --------------------------------   ----------------------------
                                          2001     2000                   2001     2000                  2001           2000
                                         -------   -----                 -------   ------              -----------   ---------
Accumulation and annuity units
   beginning of year ...........           1,000      --                  31,783       --                7,908,763          --
Accumulation units purchased and
   transferred from other
   Travelers accounts ..........         202,136   1,000                 681,010   31,783               54,311,776   8,245,611
Accumulation units redeemed and
   transferred to other
   Travelers accounts ..........            (393)     --                  (5,510)      --              (45,132,320)   (336,848)
Annuity units ..................              --      --                      --       --                       --          --
                                         -------   -----                 -------   ------              -----------   ---------
Accumulation and annuity units
   end of year .................         202,743   1,000                 707,283   31,783               17,088,219   7,908,763
                                         =======   =====                 =======   ======              ===========   =========

                                                                 PUTNAM VT INTERNATIONAL GROWTH   PUTNAM VT SMALL CAP VALUE
                                   TOTAL RETURN BOND PORTFOLIO        FUND-CLASS IB SHARES         FUND-CLASS IB SHARES
                                   ---------------------------   ------------------------------   -------------------------
                                          2001       2000               2001        2000                2001    2000
                                        ----------   ----             -----------   ----              -------   ----
Accumulation and annuity units
   beginning of year ...........                --     --                      --     --                   --     --
Accumulation units purchased and
   transferred from other
   Travelers accounts ...........         9,182,530     --              31,604,473     --              671,039     --
Accumulation units redeemed and
   transferred to other
   Travelers accounts ..........        (4,004,375)    --             (30,049,127)    --             (238,682)    --
Annuity units ..................                --     --                      --     --                   --     --
                                        ----------   ----              -----------  ----             --------   ----
Accumulation and annuity units
   end of year .................         5,178,155     --               1,555,346     --              432,357     --
                                        ==========   ====             ===========   ====             ========   ====

                                   PUTNAM VT VOYAGER II FUND-
                                         CLASS IB SHARES            CAPITAL FUND       HIGH YIELD BOND FUND
                                   --------------------------   --------------------   --------------------
                                        2001       2000           2001        2000       2001      2000
                                        --------   ------       ---------   --------   --------   -------
Accumulation and annuity units
   beginning of year ...........              --      --         907,328    216,465    319,825   208,039
Accumulation units purchased and
   transferred from other
   Travelers accounts ..........         881,088      --       5,042,843    865,222    199,362   128,418
Accumulation units redeemed and
   transferred to other
   Travelers accounts ..........        (611,587)     --        (732,886)  (174,359)    (59,914)  (16,632)
Annuity units ..................              --      --              --         --         --        --
                                        --------   -----       ---------   --------    -------   -------
Accumulation and annuity units
   end of year .................         269,501      --       5,217,285    907,328    459,273   319,825
                                        ========   =====       =========   ========    =======   =======

                                      -72-

                    NOTES TO FINANCIAL STATEMENTS - CONTINUED

7.   SCHEDULE OF ACCUMULATION AND ANNUITY UNITS FOR FUND ABD
     FOR THE YEARS ENDED DECEMBER 31, 2001 AND 2000 (CONTINUED)

                                                      INVESTORS FUND       SMALL CAP GROWTH FUND   STRATEGIC BOND FUND
                                                  ----------------------   ---------------------   -------------------
                                                     2001        2000        2001         2000       2001       2000
                                                  ----------   ---------   ---------    --------   ---------   -------
Accumulation and annuity units
   beginning of year ..........................    7,090,936   3,905,967     417,439          --     624,887   344,250
Accumulation units purchased and
   transferred from other Travelers accounts ..   11,266,628   4,159,761   1,476,333     574,722     589,729   312,528
Accumulation units redeemed and
   transferred to other Travelers accounts ....   (2,261,227)   (974,792)   (267,109)   (157,283)   (150,548)  (31,891)
Annuity units .................................           --          --          --          --          --        --
                                                  ----------   ---------   ---------    --------   ---------   -------
Accumulation and annuity units
   end of year ................................   16,096,337   7,090,936   1,626,663     417,439   1,064,068   624,887
                                                  ==========   =========   =========    ========   =========   =======

                                                                                DISCIPLINED MID CAP      DISCIPLINED SMALL CAP
                                                  CONVERTIBLE BOND PORTFOLIO      STOCK PORTFOLIO           STOCK PORTFOLIO
                                                  --------------------------   ----------------------   -----------------------
                                                       2001        2000          2001         2000         2001         2000
                                                    ----------   ---------     ---------   ----------   ----------   ----------
Accumulation and annuity units
   beginning of year ..........................      3,349,925   1,137,997     3,629,362    2,663,507    2,633,045    1,899,628
Accumulation units purchased and
   transferred from other Travelers accounts ..      7,713,908   2,525,596     2,408,807    4,331,985    2,402,345    4,946,120
Accumulation units redeemed and
   transferred to other Travelers accounts ....     (1,358,041)   (313,668)     (937,111)  (3,366,130)  (5,035,390)  (4,212,703)
Annuity units .................................             --          --            --           --           --           --
                                                    ----------   ---------     ---------   ----------   ----------   ----------
Accumulation and annuity units
   end of year ................................      9,705,792   3,349,925     5,101,058    3,629,362           --    2,633,045
                                                    ==========   =========     =========   ==========   ==========   ==========

                                                                                FEDERATED HIGH
                                                  EQUITY INCOME PORTFOLIO       YIELD PORTFOLIO       FEDERATED STOCK PORTFOLIO
                                                  -----------------------   -----------------------   -------------------------
                                                     2001         2000         2001         2000          2001         2000
                                                  ----------   ----------   ----------   ----------    ----------   ----------
Accumulation and annuity units
   beginning of year ..........................   22,535,737   19,892,863   10,245,418   10,237,038     7,399,546    7,710,739
Accumulation units purchased and
   transferred from other Travelers accounts ..    9,868,668    6,544,128    3,561,263    3,004,835     1,758,597    1,483,303
Accumulation units redeemed and
   transferred to other Travelers accounts ....   (5,166,935)  (3,901,254)  (3,040,925)  (2,996,455)   (2,222,697)  (1,794,496)
Annuity units .................................           --           --           --           --            --           --
                                                  ----------   ----------   ----------   ----------    ----------   ----------
Accumulation and annuity units
   end of year ................................   27,237,470   22,535,737   10,765,756   10,245,418     6,935,446    7,399,546
                                                  ==========   ==========   ==========   ==========    ==========   ==========

                                                                              LAZARD INTERNATIONAL           MFS EMERGING
                                                    LARGE CAP PORTFOLIO          STOCK PORTFOLIO           GROWTH PORTFOLIO
                                                  -----------------------   -------------------------   -----------------------
                                                     2001         2000          2001          2000         2001         2000
                                                  ----------   ----------   -----------   -----------   ----------   ----------
Accumulation and annuity units
   beginning of year ..........................   22,306,844   15,562,311    14,943,760    10,264,070   16,347,855   11,222,748
Accumulation units purchased and
   transferred from other Travelers account ...    6,582,229    9,207,942    96,551,031    27,105,390    4,923,549    9,950,787
Accumulation units redeemed and
   transferred to other Travelers accounts ....   (4,260,394)  (2,463,843)  (95,738,919)  (22,425,700)  (3,801,309)  (4,825,442)
Annuity units .................................           --          434            --            --         (518)        (238)
                                                  ----------   ----------   -----------   -----------   ----------   ----------
Accumulation and annuity units
   end of year ................................   24,628,679   22,306,844    15,755,872    14,943,760   17,469,577   16,347,855
                                                  ==========   ==========   ===========   ===========   ==========   ==========

                                      -73-

                    NOTES TO FINANCIAL STATEMENTS - CONTINUED

7.   SCHEDULE OF ACCUMULATION AND ANNUITY UNITS FOR FUND ABD
     FOR THE YEARS ENDED DECEMBER 31, 2001 AND 2000 (CONTINUED)

                                                        MFS MID CAP
                                                     GROWTH PORTFOLIO       MFS RESEARCH PORTFOLIO   STRATEGIC STOCK PORTFOLIO
                                                  -----------------------   ----------------------   -------------------------
                                                     2001         2000        2001         2000           2001       2000
                                                  ----------   ----------   ---------   ----------      --------   --------
Accumulation and annuity units
   beginning of year ..........................   10,884,619    3,220,420   2,244,673    1,352,776       517,582    221,310
Accumulation units purchased and
   transferred from other Travelers accounts ..   10,185,975   11,320,427   1,429,312    2,273,956       279,753    966,776
Accumulation units redeemed and
   transferred to other Travelers accounts ....   (3,374,169)  (3,656,228)   (625,680)  (1,382,059)     (797,335)  (670,504)
Annuity units .................................           --           --          --           --            --         --
                                                  ----------   ----------   ---------   ----------      --------   --------
Accumulation and annuity units
   end of year ................................   17,696,425   10,884,619   3,048,305    2,244,673            --    517,582
                                                  ==========   ==========   =========   ==========      ========   ========

                                                     TRAVELERS QUALITY      ACTIVE INTERNATIONAL    EMERGING MARKETS
                                                       BOND PORTFOLIO       ALLOCATION PORTFOLIO    EQUITY PORTFOLIO
                                                  -----------------------   --------------------   ------------------
                                                     2001         2000         2001       2000       2001       2000
                                                  ----------   ----------    --------   -------    -------   --------
Accumulation and annuity units
   beginning of year ..........................   16,565,402   13,396,194      80,839        --    309,348    238,502
Accumulation units purchased and
   transferred from other Travelers accounts ..   21,347,546    7,104,964     516,075    80,840     79,537    192,889
Accumulation units redeemed and
   transferred to other Travelers accounts ....   (7,840,134)  (3,935,307)   (151,276)       (1)   (28,591)  (122,043)
Annuity units .................................         (435)        (449)         --        --         --         --
                                                  ----------   ----------    --------   -------    -------   --------
Accumulation and annuity units
   end of year ................................   30,072,379   16,565,402     445,638    80,839    360,294    309,348
                                                  ==========   ==========    ========   =======    =======   ========

                                                                                GLOBAL VALUE
                                                  EQUITY GROWTH PORTFOLIO     EQUITY PORTFOLIO     MID CAP GROWTH PORTFOLIO
                                                  -----------------------   --------------------   ------------------------
                                                      2001       2000         2001        2000         2001       2000
                                                    ---------   -------     ---------   --------     ---------   -------
Accumulation and annuity units
   beginning of year ..........................       348,898        --       922,022    508,044       264,428        --
Accumulation units purchased and
   transferred from other Travelers accounts ..       904,223   348,900       600,422    534,696       955,171   264,429
Accumulation units redeemed and
   transferred to other Travelers accounts ....        (7,939)       (2)     (179,671)  (120,718)      (14,948)       (1)
Annuity units .................................            --        --            --         --            --        --
                                                    ---------   -------     ---------   --------     ---------   -------
Accumulation and annuity units
   end of year ................................     1,245,182   348,898     1,342,773    922,022     1,204,651   264,428
                                                    =========   =======     =========   ========     =========   =======

                                                                                                      U.S. REAL
                                                  MID CAP VALUE PORTFOLIO   TECHNOLOGY PORTFOLIO   ESTATE PORTFOLIO
                                                  -----------------------   --------------------   -----------------
                                                     2001        2000         2001       2000       2001      2000
                                                   ---------   --------     ---------   -------    -------   -------
Accumulation and annuity units
   beginning of year ..........................      859,060    818,991       533,974        --    138,149   105,964
Accumulation units purchased and
   transferred from other Travelers accounts ..      767,285    398,352     1,688,629   533,986    471,347    41,032
Accumulation units redeemed and
   transferred to other Travelers accounts ....     (144,339)  (358,283)     (183,447)      (12)   (70,406)   (8,847)
Annuity units .................................           --         --            --        --         --        --
                                                   ---------   --------     ---------   -------    -------   -------
Accumulation and annuity units
   end of year ................................    1,482,006    859,060     2,039,156   533,974    539,090   138,149
                                                   =========   ========     =========   =======    =======   =======

                                      -74-

                    NOTES TO FINANCIAL STATEMENTS - CONTINUED

7.   SCHEDULE OF ACCUMULATION AND ANNUITY UNITS FOR FUND ABD
     FOR THE YEARS ENDED DECEMBER 31, 2001 AND 2000 (CONTINUED)

                                                                         AIM CAPITAL APPRECIATION
                                                    VALUE PORTFOLIO              PORTFOLIO           ALLIANCE GROWTH PORTFOLIO
                                                  --------------------   ------------------------   --------------------------
                                                    2001        2000          2001        2000         2001           2000
                                                  ---------   --------     ---------    ---------   ----------     ----------
Accumulation and annuity units
   beginning of year ..........................     938,076    853,765       980,787           --   32,922,575     25,024,627
Accumulation units purchased and
   transferred from other Travelers accounts ..   1,044,509    340,340     4,904,007    1,031,130    4,207,676     14,239,499
Accumulation units redeemed and
   transferred to other Travelers accounts ....    (270,627)  (256,029)     (707,608)     (50,343)  (5,211,396)    (6,341,103)
Annuity units .................................          --         --            --           --         (532)          (448)
                                                  ---------   --------     ---------    ---------   ----------     ----------
Accumulation and annuity units
   end of year ................................   1,711,958    938,076     5,177,186      980,787   31,918,323     32,922,575
                                                  =========   ========     =========    =========   ==========     ==========

                                                                                PUTNAM DIVERSIFIED     SMITH BARNEY AGGRESSIVE
                                                 MFS TOTAL RETURN PORTFOLIO      INCOME PORTFOLIO          GROWTH PORTFOLIO
                                                 --------------------------   ----------------------   -----------------------
                                                    2001            2000         2001        2000         2001          2000
                                                  ----------     ----------   ---------   ----------   ----------       ----
Accumulation and annuity units
   beginning of year ..........................   29,382,873     27,173,225   3,631,653    3,396,677           --         --
Accumulation units purchased and
   transferred from other Travelers accounts ..   15,866,310      7,657,770     929,410    1,899,767   12,551,265         --
Accumulation units redeemed and
   transferred to other Travelers accounts ....   (6,669,869)    (5,447,798)   (998,374)  (1,664,307)    (574,634)        --
Annuity units .................................       (1,648)          (324)       (470)        (484)          --         --
                                                  ----------     ----------   ---------   ----------   ----------       ----
Accumulation and annuity units
   end of year ................................   38,577,666     29,382,873   3,562,219    3,631,653   11,976,631         --
                                                  ==========     ==========   =========   ==========   ==========       ====

                                                        SMITH BARNEY LARGE                               COMSTOCK PORTFOLIO -
                                                 CAPITALIZATION GROWTH PORTFOLIO   COMSTOCK PORTFOLIO      CLASS II SHARES
                                                  -----------------------------   --------------------   --------------------
                                                     2001           2000            2001       2000        2001       2000
                                                  ----------        ----           -------   -------     ---------   ------
Accumulation and annuity units
   beginning of year ..........................           --          --           272,114    65,606         1,000       --
Accumulation units purchased and
   transferred from other Travelers accounts ..    1,226,906          --           156,613   221,470     4,435,862    1,000
Accumulation units redeemed and
   transferred to other Travelers accounts ....      (42,455)         --           (43,978)  (14,962)     (271,420)      --
Annuity units .................................           --          --                --        --            --       --
                                                  ----------        ----           -------   -------     ---------   ------
Accumulation and annuity units
   end of year ................................    1,184,451          --           384,749   272,114     4,165,442    1,000
                                                  ==========        ====           =======   =======     =========   ======

                                                                             DOMESTIC INCOME PORTFOLIO -
                                                 DOMESTIC INCOME PORTFOLIO         CLASS II SHARES         EMERGING GROWTH PORTFOLIO
                                                 -------------------------   ---------------------------   -------------------------
                                                    2001         2000            2001          2000              2001       2000
                                                  ---------     -------        --------        -----          ---------   ---------
Accumulation and annuity units
   beginning of year ..........................     815,911     533,733           1,000           --          1,080,269     483,237
Accumulation units purchased and
   transferred from other Travelers accounts ..     292,938     340,782         676,090        1,000            197,559     729,609
Accumulation units redeemed and
   transferred to other Travelers accounts ....    (101,137)    (58,604)         (7,807)          --           (192,106)   (132,577)
Annuity units .................................          --          --              --           --                 --          --
                                                  ---------     -------        --------        -----          ---------   ---------
Accumulation and annuity units
   end of year ................................   1,007,712     815,911         669,283        1,000          1,085,722   1,080,269
                                                  =========     =======        ========        =====          =========   =========

                                      -75-

                    NOTES TO FINANCIAL STATEMENTS - CONTINUED

7.   SCHEDULE OF ACCUMULATION AND ANNUITY UNITS FOR FUND ABD
     FOR THE YEARS ENDED DECEMBER 31, 2001 AND 2000 (CONTINUED)

                                                EMERGING GROWTH PORTFOLIO -                              ENTERPRISE PORTFOLIO -
                                                       CLASS II SHARES           ENTERPRISE PORTFOLIO        CLASS II SHARES
                                                ---------------------------    -----------------------   ----------------------
                                                   2001           2000           2001          2000         2001       2000
                                                 ---------       -----         ---------     ---------     -------    -----
Accumulation and annuity units
   beginning of year ........................        4,000          --         1,563,368       953,537       2,000       --
Accumulation units purchased and
   transferred from other Travelers accounts     2,623,763       4,000           219,730       965,548     772,177    2,000
Accumulation units redeemed and
   transferred to other Travelers accounts ..     (208,042)         --          (352,451)     (355,717)     (2,004)      --
Annuity units ...............................           --          --                --            --          --       --
                                                 ---------       -----         ---------     ---------     -------    -----
Accumulation and annuity units
   end of year ..............................    2,419,721       4,000         1,430,647     1,563,368     772,173    2,000
                                                 =========       =====         =========     =========     =======    =====

                                                                       GOVERNMENT PORTFOLIO -
                                                GOVERNMENT PORTFOLIO      CLASS II SHARES       GROWTH AND INCOME PORTFOLIO
                                                --------------------   ----------------------   ---------------------------
                                                  2001        2000         2001       2000        2001          2000
                                                --------    --------    ----------    -----     ----------    ----------
Accumulation and annuity units
   beginning of year ........................    488,213     333,180         1,000       --      1,663,683     1,105,415
Accumulation units purchased and
   transferred from other Travelers accounts     374,034     248,301     1,599,997    1,000        327,536       879,225
Accumulation units redeemed and
   transferred to other Travelers accounts ..   (281,334)    (93,268)      (74,666)      --       (477,331)     (320,957)
Annuity units ...............................         --          --            --       --             --            --
                                                --------    --------    ----------    -----     ----------    ----------
Accumulation and annuity units
   end of year ..............................    580,913     488,213     1,526,331    1,000      1,513,888     1,663,683
                                                ========    ========    ==========    =====     ==========    ==========

                                                GROWTH AND INCOME PORTFOLIO -   VAN KAMPEN MONEY MARKET    MONEY MARKET PORTFOLIO -
                                                       CLASS II SHARES                  PORTFOLIO               CLASS II SHARES
                                                -----------------------------   ------------------------   ------------------------
                                                   2001              2000           2001         2000          2001        2000
                                                 ---------          -----         ---------    ---------     ---------    ------
Accumulation and annuity units
   beginning of year ........................        2,000             --         1,706,894      545,168         4,507       --
Accumulation units purchased and
   transferred from other Travelers accounts     2,260,713          2,000           919,480    1,580,716     3,936,167    4,507
Accumulation units redeemed and
   transferred to other Travelers accounts ..      (82,081)            --          (395,824)    (418,990)     (831,244)      --
Annuity units ...............................           --             --                --           --            --       --
                                                 ---------          -----         ---------    ---------     ---------    -----
Accumulation and annuity units
   end of year ..............................    2,180,632          2,000         2,230,550    1,706,894     3,109,430    4,507
                                                 =========          =====         =========    =========     =========    =====

                                               CONTRAFUND(R) PORTFOLIO -   DYNAMIC CAPITAL APPRECIATION   MID CAP PORTFOLIO-SERVICE
                                                   SERVICE CLASS 2           PORTFOLIO-SERVICE CLASS 2          CLASS 2
                                                ------------------------   ----------------------------   --------------------------
                                                   2001          2000        2001              2000          2001       2000
                                                ----------     ---------    -------            ----        ---------    -----
Accumulation and annuity units
   beginning of year ........................    3,113,370            --         --              --            2,000       --
Accumulation units purchased and
   transferred from other Travelers accounts     6,239,124     3,137,580     34,230              --        2,416,239    2,000
Accumulation units redeemed and
   transferred to other Travelers accounts ..   (1,259,774)      (24,210)   (22,102)             --         (675,048)      --
Annuity units ...............................           --            --         --              --               --       --
                                                ----------     ---------    -------            ----        ---------    -----
Accumulation and annuity units
   end of year ..............................    8,092,720     3,113,370     12,128              --        1,743,191    2,000
                                                ==========     =========    =======            ====        =========    =====

                                      -76-

                    NOTES TO FINANCIAL STATEMENTS - CONTINUED

7.   SCHEDULE OF ACCUMULATION AND ANNUITY UNITS FOR FUND ABD
     FOR THE YEARS ENDED DECEMBER 31, 2001 AND 2000 (CONTINUED)

                                                             COMBINED
                                                   ---------------------------
                                                       2001           2000
                                                   ------------   ------------
Accumulation and annuity units
   beginning of year ...........................    358,926,506    241,227,856
Accumulation units purchased and
   transferred from other Travelers accounts ...    806,470,073    341,772,652
Accumulation units redeemed and
   transferred to other Travelers accounts .....   (592,297,963)  (224,071,508)
Annuity units ..................................         (6,620)        (2,494)
                                                   ------------   ------------
Accumulation and annuity units
   end of year .................................    573,091,996    358,926,506
                                                   ============   ============

                                      -77-

                          INDEPENDENT AUDITORS' REPORT

The Board of Directors of The Travelers Insurance Company and
Owners of Variable Annuity Contracts of The Travelers Fund ABD for Variable
Annuities:

We have audited the accompanying statement of assets and liabilities of The
Travelers Fund ABD for Variable Annuities (comprised of the sub-accounts listed in note 1 to financial statements) (collectively, "the Account") as of December
31, 2001, and the related statement of operations for the year then ended and the statement of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for the year then ended. These financial statements and financial highlights are the responsibility of the
Account's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of shares owned as of December
31, 2001, by correspondence with the underlying funds. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.
We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the
Account as of December 31, 2001, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for the year then ended, in conformity with accounting principles generally accepted in the United States of
America.

                                   /s/ KPMG LLP

Hartford, Connecticut
March 15, 2002

                                      -78-

                              INDEPENDENT AUDITORS
                                    KPMG LLP
                              Hartford, Connecticut

This report is prepared for the general information of contract owners and is not an offer of units of The Travelers Fund ABD for Variable Annuities or shares of Fund ABD's underlying funds. It should not be used in connection with any offer except in conjunction with the Prospectus for The Travelers Fund ABD for
Variable Annuities product(s) offered by The Travelers Insurance Company and the
Prospectuses of the underlying funds, which collectively contain all pertinent information, including the applicable sales commissions.

FNDABD (Annual) (12-01) Printed in U.S.A.

Independent Auditors’ Report

The Board of Directors and Shareholder
The Travelers Insurance Company:

We have audited the accompanying consolidated balance sheets of The Travelers Insurance Company and subsidiaries as of December 31, 2001 and 2000, and the related statements of income, changes in retained earnings and accumulated other changes in equity from nonowner sources, and cash flows for each of the years in the three-year period ended December 31, 2001. These consolidated financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on these consolidated financial statements based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the consolidated financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the consolidated financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall consolidated financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the consolidated financial statements referred to above present fairly, in all material respects, the financial position of The Travelers Insurance Company and subsidiaries as of December 31, 2001 and 2000, and the results of their operations and their cash flows for each of the years in the three-year period ended December 31, 2001, in conformity with accounting principles generally accepted in the United States of America.

As discussed in Note 1 to the consolidated financial statements, the Company changed its method of accounting for derivative instruments and hedging activities and for securitized financial assets in 2001.

/s/KPMG LLP

Hartford, Connecticut
January 17, 2002, except as to
     Note 16, which is as of February 27, 2002

THE TRAVELERS INSURANCE COMPANY AND SUBSIDIARIES
CONSOLIDATED STATEMENTS OF INCOME
($ in millions)

	For the Year Ended December 31,

	2001	2000	1999

REVENUES
Premiums	$2,102	$1,966	$1,728
Net investment income	2,831	2,730	2,506
Realized investment gains (losses)	125	(77)	113
Fee income	537	505	432
Other revenues	107	130	89

Total Revenues	5,702	5,254	4,868

BENEFITS AND EXPENSES
Current and future insurance benefits	1,862	1,752	1,505
Interest credited to contractholders	1,179	1,038	937
Amortization of deferred acquisition costs	379	347	315
General and administrative expenses	371	463	519

Total Benefits and Expenses	3,791	3,600	3,276

Income from operations before federal income taxes and cumulative effects of changes in accounting principles	1,911	1,654	1,592
Federal income taxes
Current	471	462	409
Deferred	159	89	136

Total Federal Income Taxes	630	551	545

Income before cumulative effects of changes in accounting principles	1,281	1,103	1,047
Cumulative effect of change in accounting for derivative instruments and hedging activities, net of tax	(6)	—	—
Cumulative effect of change in accounting for securitized financial assets, net of tax	(3)	—	—

Net income	$1,272	$1,103	$1,047

See Notes to Consolidated Financial Statements.

THE TRAVELERS INSURANCE COMPANY AND SUBSIDIARIES
CONSOLIDATED BALANCE SHEETS
($ in millions)

	At December 31,

	2001	2000

ASSETS
Fixed maturities, available for sale at fair value (including $2,309 and $1,494 subject to securities lending agreements)	$32,072	$26,812
Equity securities, at fair value	472	592
Mortgage loans	1,995	2,187
Real estate held for sale	55	31
Policy loans	1,208	1,249
Short-term securities	3,053	2,136
Trading securities, at fair value	1,880	1,870
Other invested assets	2,485	2,356

Total Investments	43,220	37,233

Cash	146	150
Investment income accrued	487	442
Premium balances receivable	137	97
Reinsurance recoverables	4,163	3,977
Deferred acquisition costs	3,461	2,989
Separate and variable accounts	24,837	24,006
Other assets	1,415	1,399

Total Assets	$77,866	$70,293

LIABILITIES
Contractholder funds	$22,810	$19,394
Future policy benefits and claims	14,221	13,300
Separate and variable accounts	24,837	23,994
Deferred federal income taxes	409	284
Trading securities sold not yet purchased, at fair value	891	1,109
Other liabilities	5,513	3,818

Total Liabilities	$68,681	$61,899

SHAREHOLDER’S EQUITY
Common stock, par value $2.50; 40 million shares authorized, issued and outstanding	100	100
Additional paid-in capital	3,869	3,848
Retained earnings	5,142	4,342
Accumulated other changes in equity from nonowner sources	74	104

Total Shareholder’s Equity	9,185	8,394

Total Liabilities and Shareholder’s Equity	$77,866	$70,293

See Notes to Consolidated Financial Statements.

THE TRAVELERS INSURANCE COMPANY AND SUBSIDIARIES
CONSOLIDATED STATEMENTS OF CHANGES IN RETAINED EARNINGS AND
ACCUMULATED OTHER CHANGES IN EQUITY FROM NONOWNER SOURCES
($ in millions)

	For the Year Ended December 31,

	2001	2000	1999

Statements of Changes in Retained Earnings
Balance, beginning of year	$4,342	$4,099	$3,602
Net income	1,272	1,103	1,047
Dividends to parent	472	860	550

Balance, end of year	$5,142	$4,342	$4,099

Statements of Accumulated Other Changes In Equity From Nonowner Sources
Balance, beginning of year	$104	$(398)	$598
Cumulative effect of accounting for derivative instruments and hedging activities, net of tax	(29)	0	0
Unrealized gains (losses), net of tax	68	501	(996)
Foreign currency translation, net of tax	(5)	1	0
Derivative instrument hedging activity losses, net of tax	(64)	0	0

Balance, end of year	$74	$104	$(398)

Summary of Changes in Equity From Nonowner Sources
Net Income	$1,272	$1,103	$1,047
Other changes in equity from nonowner sources	(30)	502	(996)

Total changes in equity from nonowner sources	$1,242	$1,605	$51

See Notes to Consolidated Financial Statements.

THE TRAVELERS INSURANCE COMPANY AND SUBSIDIARIES
CONSOLIDATED STATEMENTS OF CASH FLOWS
Increase (Decrease) in Cash
($ in millions)

	For the Year Ended December 31,

	2001	2000	1999

Cash Flows from Operating Activities
Premiums collected	$2,109	$1,986	$1,715
Net investment income received	2,430	2,489	2,365
Other revenues received	867	865	537
Benefits and claims paid	(1,176)	(1,193)	(1,094)
Interest credited to contractholders	(1,159)	(1,046)	(958)
Operating expenses paid	(1,000)	(970)	(1,013)
Income taxes paid	(472)	(490)	(393)
Trading account investments purchases, net	(92)	(143)	(80)
Other	(227)	(258)	(104)

Net Cash Provided by Operating Activities	1,280	1,240	975

Cash Flows from Investing Activities
Proceeds from maturities of investments
Fixed maturities	3,706	4,257	4,103
Mortgage loans	455	380	662
Proceeds from sales of investments
Fixed maturities	14,110	10,840	12,562
Equity securities	112	397	100
Real estate held for sale	6	244	219
Purchases of investments
Fixed maturities	(22,556)	(17,836)	(18,129)
Equity securities	(50)	(7)	(309)
Mortgage loans	(287)	(264)	(470)
Policy loans, net	41	9	599
Short-term securities (purchases) sales, net	(914)	(810)	316
Other investments (purchases), sales, net	103	(461)	(413)
Securities transactions in course of settlement, net	1,086	944	(463)

Net Cash Used in Investing Activities	(4,188)	(2,307)	(1,223)

Cash Flows from Financing Activities
Contractholder fund deposits	8,308	6,022	5,764
Contractholder fund withdrawals	(4,932)	(4,030)	(4,946)
Dividends to parent company	(472)	(860)	(550)
Net Cash Provided by Financing Activities	2,904	1,132	268

Net increase (decrease) in cash	(4)	65	20
Cash at December 31, previous year	150	85	65

Cash at December 31, current year	$146	$150	$85

See Notes to Consolidated Financial Statements.

THE TRAVELERS INSURANCE COMPANY AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

1.   SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Significant accounting policies used in the preparation of the accompanying financial statements follow.

Basis of Presentation

At December 31, 2001 and 2000, The Travelers Insurance Company (TIC, together with its subsidiaries, the Company), was a wholly owned subsidiary of The Travelers Insurance Group Inc. (TIGI), an indirect wholly owned subsidiary of Citigroup Inc. (Citigroup), a diversified holding company whose businesses provide a broad range of financial services to consumer and corporate customers around the world. On February 4, 2002, TIGI changed its name to Travelers Property Casualty Corp. (TPC). The consolidated financial statements include the accounts of the Company and its insurance and non-insurance subsidiaries on a fully consolidated basis. The primary insurance entities of the Company are TIC and its subsidiaries, The Travelers Life and Annuity Company (TLAC), Primerica Life Insurance Company (Primerica Life), and its subsidiaries, Primerica Life Insurance Company of Canada, CitiLife Financial Limited (CitiLife) and National Benefit Life Insurance Company (NBL). Significant intercompan y transactions and balances have been eliminated. See Note 16.

The financial statements and accompanying footnotes of the Company are prepared in conformity with accounting principles generally accepted in the United States of America (GAAP). The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and benefits and expenses during the reporting period. Actual results could differ from those estimates.

Certain prior year amounts have been reclassified to conform to the 2001 presentation.

Accounting Changes

Accounting for Derivative Instruments and Hedging Activities

Effective January 1, 2001, the Company adopted the Financial Accounting Standards Board (FASB) Statement of Financial Accounting Standards No. 133, “Accounting for Derivative Instruments and Hedging Activities” (FAS 133). FAS 133 establishes accounting and reporting standards for derivative instruments, including certain derivative instruments embedded in other contracts (collectively referred to as derivatives), and for hedging activities. It requires that an entity recognize all derivatives as either assets or liabilities in the consolidated balance sheet and measure those instruments at fair value. If certain conditions are met, a derivative may be specifically designated as (a) a hedge of the exposure to changes in the fair value of a recognized asset or liability or an unrecognized firm commitment, (b) a hedge of the exposure to variable cash flows of a recognized asset or liability or of a forecasted transaction, or (c) a hedge of the foreign currency exposure of a net investment in a foreign operation, an unrecognized firm commitment, an available-for-sale security, or a foreign-currency-denominated forecasted transaction. The accounting for changes in the fair value of a derivative (that is, gains and losses) depends on the intended use of the derivative and the resulting designation.

As a result of adopting FAS 133, the Company recorded a charge of $6 million after tax, reflected as a cumulative catch-up adjustment in the consolidated statement of income and a charge of $29 million after tax, reflected as a cumulative catch-up adjustment in the accumulated other changes in equity from nonowner sources section of shareholder’s equity. During the twelve months ending December 31, 2001, the Company reclassified from accumulated other changes in equity from nonowner sources into net investment income $35 million of losses related to derivatives that were designated as cash flow hedges at transition.

Recognition of Interest Income and Impairment on Purchased and Retained Beneficial Interests in Securitized Financial Assets

In April 2001, the Company adopted the FASB Emerging Issues Task Force (EITF) 99-20, “Recognition of Interest Income and Impairment on Purchased and Retained Beneficial Interests in Securitized Financial Assets” (EITF 99-20). EITF 99-20 establishes guidance on the recognition and measurement of interest income and impairment on certain investments, e.g., certain asset-backed securities. The recognition of impairment resulting from the adoption of EITF 99-20 was recorded as a cumulative catch-up adjustment. Interest income on beneficial interest falling within the scope of EITF 99-20 is to be recognized prospectively. As a result of adopting EITF 99-20, the Company recorded a charge of $3 million after tax, reflected as a cumulative catch-up adjustment in the consolidated statement of income. The implementation of this EITF did not have a significant impact on results of operations, financial condition or liquidity.

Accounting for Transfers and Servicing of Financial Assets and Extinguishments of Liabilities

In September 2000, the FASB issued Statement of Financial Accounting Standards No. 140, “Accounting for Transfers and Servicing of Financial Assets and Extinguishments of Liabilities, a replacement of FASB Statement No. 125” (FAS 140). Provisions of FAS 140 primarily relating to transfers of financial assets and securitizations that differ from provisions of “Accounting for Transfers and Servicing of Financial Assets and Extinguishments of Liabilities” (FAS 125) are effective for transfers taking place after March 31, 2001. Special purpose entities (SPEs) used in securitizations that are currently qualifying SPEs under FAS 125 will continue to be treated as qualifying SPEs so long as they issue no new beneficial interests and accept no new asset transfers after March 31, 2001, other than transfers committed to prior to that date. Under FAS 140 qualifying SPEs are not consolidated by the transferor. FAS 140 also amends the accounting for collateral and requires n ew disclosures for collateral, securitizations, and retained interests in securitizations. These provisions are effective for financial statements for fiscal years ending after December 15, 2000. The accounting for collateral, as amended, requires (a) certain assets pledged as collateral to be separately reported in the consolidated balance sheet from assets not so encumbered and (b) disclosure of assets pledged as collateral that have not been reclassified and separately reported. The adoption of FAS 140 did not have a significant effect on the Company’s results of operations, financial condition or liquidity. See Note 4.

Accounting Standards Not Yet Adopted

Business Combinations, Goodwill and Other Intangible Assets

In July 2001, the FASB issued Statements of Financial Accounting Standards No. 141, “Business Combinations” (FAS 141) and No. 142, “Goodwill and Other Intangible Assets” (FAS 142). These standards change the accounting for business combinations by, among other things, prohibiting the prospective use of pooling-of-interests accounting and requiring companies to stop amortizing goodwill and certain intangible assets with an indefinite useful life created by business combinations accounted for using the purchase method of accounting. Instead, goodwill and intangible assets deemed to have an indefinite useful life will be subject to an annual review for impairment. Other intangible assets that are not deemed to have an indefinite useful life will continue to be amortized over their useful lives. The Company will apply the new rules on accounting for goodwill and other intangible assets in the first quarter of 2002 and for purchase business combinations consummated a fter June 30, 2001.

Upon adoption, the Company will stop amortizing goodwill and indefinite-lived intangible assets. Based on the current levels of these assets, this would reduce general and administrative expenses and increase net income by approximately $11 million in 2002. In addition, the Company has performed the transitional impairment tests using the fair value approach required by the new standard. Based upon these tests, the Company does not anticipate impairing goodwill or other intangible assets as of January 1, 2002.

Asset Retirement Obligations

In June 2001, the FASB issued Statement of Financial Accounting Standards No. 143, “Accounting for Asset Retirement Obligations” (FAS 143). FAS 143 changes the measurement of an asset retirement obligation from a cost-accumulation approach to a fair value approach, where the fair value (discounted value) of an asset retirement obligation is recognized as a liability in the period in which it is incurred and accretion expense is recognized using the credit-adjusted risk-free interest rate in effect when the liability was initially recognized. The associated asset retirement costs are capitalized as part of the carrying amount of the long-lived asset and subsequently amortized into expense. The pre-FAS 143 prescribed practice of reporting a retirement obligation as a contra-asset will no longer be allowed. The Company is in the process of assessing the impact of the new standard that will take effect on January 1, 2003.

Impairment or Disposal of Long-Lived Assets

In August 2001, the FASB issued Statement of Financial Accounting Standards No. 144, “Accounting for the Impairment or Disposal of Long-Lived Assets” (FAS 144). FAS 144 establishes a single accounting model for long-lived assets to be disposed of by sale. A long-lived asset classified as held for sale is to be measured at the lower of its carrying amount or fair value less cost to sell. Depreciation (amortization) is to cease. Impairment is recognized only if the carrying amount of a long-lived asset is not recoverable from its undiscounted cash flows and is measured as the difference between the carrying amount and fair value of the asset. Long-lived assets to be abandoned, exchanged for a similar productive asset, or distributed to owners in a spin-off are considered held and used until disposed of. Accordingly, discontinued operations are no longer to be measured on a net realizable value basis, and future operating losses are no longer recognized before they occur.

The Company will adopt FAS 144 effective January 1, 2002. The provisions of the new standard are generally to be applied prospectively and are not expected to significantly affect the Company’s results of operations, financial condition or liquidity.

Accounting Policies

Investments

Fixed maturities include bonds, notes and redeemable preferred stocks. Fair values of investments in fixed maturities are based on quoted market prices or dealer quotes or, if these are not available, discounted expected cash flows using market rates commensurate with the credit quality and maturity of the investment.

Also included in fixed maturities are loan-backed and structured securities, which are amortized using the retrospective method. The effective yield used to determine amortization is calculated based upon actual historical and projected future cash flows, which are obtained from a widely accepted securities data provider. Fixed maturities, including instruments subject to securities lending agreements (see Note 4), are classified as “available for sale” and are reported at fair value, with unrealized investment gains and losses, net of income taxes, credited or charged directly to shareholder’s equity.

Equity securities, which include common and non-redeemable preferred stocks, are classified as “available for sale” and carried at fair value based primarily on quoted market prices. Changes in fair values of equity securities are charged or credited directly to shareholder’s equity, net of income taxes.

Mortgage loans are carried at amortized cost. A mortgage loan is considered impaired when it is probable that the Company will be unable to collect principal and interest amounts due. For mortgage loans that are determined to be impaired, a reserve is established for the difference between the amortized cost and fair market value of the underlying collateral. In estimating fair value, the Company uses interest rates reflecting the higher returns required in the current real estate financing market. Impaired loans were insignificant at December 31, 2001 and 2000.

Real estate held for sale is carried at the lower of cost or fair value less estimated cost to sell. Fair value of foreclosed properties is established at the time of foreclosure by internal analysis or external appraisers, using discounted cash flow analyses and other accepted techniques. Thereafter, an allowance for losses on real estate held for sale is established if the carrying value of the property exceeds its current fair value less estimated costs to sell. There was no such allowance at December 31, 2001 and 2000.

Policy loans are carried at the amount of the unpaid balances that are not in excess of the net cash surrender values of the related insurance policies. The carrying value of policy loans, which have no defined maturities, is considered to be fair value.

Short-term securities, consisting primarily of money market instruments and other debt issues purchased with a maturity of less than one year, are carried at amortized cost, which approximates fair value.

Trading securities and related liabilities are normally held for periods less than six months. These investments are marked to market with the change recognized in net investment income during the current period.

Other invested assets include partnership investments and real estate joint ventures accounted for on the equity method of accounting. Undistributed income is reported in net investment income. Also included in other invested assets is an investment in Citigroup Preferred Stock. See Note 13.

Accrual of income is suspended on fixed maturities or mortgage loans that are in default, or on which it is likely that future payments will not be made as scheduled. Interest income on investments in default is recognized only as payment is received. Investments in default at December 31, 2001 and 2000 were insignificant.

Derivative Financial Instruments

The Company uses derivative financial instruments, including financial futures contracts, interest rate swaps, currency swaps, equity swaps, options and forward contracts, as a means of hedging exposure to interest rate changes, equity price change and foreign currency risk. The Company, through Tribeca Investments LLC, a subsidiary that is a broker-dealer, holds and issues derivative instruments for trading purposes. (See Note 11 for a more detailed description of the Company’s derivative use.) Derivative financial instruments in a gain position are reported in the consolidated balance sheet in other invested assets while derivative financial instruments in a loss position are reported in the consolidated balance sheet in other liabilities.

To qualify for hedge accounting, the hedge relationship is designated and formally documented at inception detailing the particular risk management objective and strategy for the hedge which includes the item and risk that is being hedged, the derivative that is being used, as well as how effectiveness is being assessed. A derivative has to be highly effective in accomplishing the objective of offsetting either changes in fair value or cash flows for the risk being hedged.

For fair value hedges, in which derivatives hedge the fair value of assets and liabilities, changes in the fair value of derivatives are reflected in realized investment gains (losses), together with changes in the fair value of the related hedged item. The Company’s fair value hedges are primarily of available-for-sale securities.

For cash flow hedges, the accounting treatment depends on the effectiveness of the hedge. To the extent that derivatives are effective in offsetting the variability of the hedged cash flows, changes in the derivatives’ fair value will not be included in current earnings but are reported in the accumulated other changes in equity from nonowner sources in shareholder’s equity. These changes in fair value will be included in earnings of future periods when earnings are also affected by the variability of the hedged cash flows. To the extent these derivatives are not effective, changes in their fair values are immediately included in realized investment gains (losses). The Company’s cash flow hedges primarily include hedges of foreign denominated funding agreements and floating rate available-for-sale securities.

For net investment hedges, in which derivatives hedge the foreign currency exposure of a net investment in a foreign operation, the accounting treatment will similarly depend on the effectiveness of the hedge. The effective portion of the change in fair value of the derivative, including any forward premium or discount, is reflected in the accumulated other changes in equity from nonowner sources as part of the foreign currency translation adjustment in shareholder’s equity. The ineffective portion is reflected in realized investment gains (losses).

Derivatives that are used to hedge instruments that are carried at fair value, or do not qualify as hedges under the new rules, are also carried at fair value with changes in value reflected in realized investment gains (losses).

The effectiveness of these hedging relationships is evaluated on a retrospective and prospective basis using quantitative measures of correlation. If a hedge relationship is found to be ineffective, it no longer qualifies as a hedge and any excess gains or losses attributable to such ineffectiveness as well as subsequent changes in fair value are recognized in realized investment gains (losses).

For those hedge relationships that are terminated, hedge designations removed, or forecasted transactions that are no longer expected to occur, the hedge accounting treatment described in the paragraphs above will no longer apply. For fair value hedges, any changes to the hedged item remain as part of the basis of the asset or liability and are ultimately reflected as an element of the yield. For cash flow hedges, any changes in fair value of the end-user derivative remain in the accumulated other changes in equity from nonowner sources in shareholder’s equity and are included in earnings of future periods when earnings are also affected by the variability of the hedged cash flow. If the hedged relationship is discontinued because a forecasted transaction will not occur when scheduled, any changes in fair value of the end-user derivative are immediately reflected in realized investment gains (losses).

Financial instruments with embedded derivatives:

The Company bifurcates an embedded derivative where a.) the economic characteristics and risks of the embedded instrument are not clearly and closely related to the economic characteristics and risks of the host contract, b.) the entire instrument would not otherwise be remeasured at fair value and c.) a separate instrument with the same terms of the embedded instrument would meet the definition of a derivative under FAS 133.

The Company purchases investments that have embedded derivatives, primarily convertible debt securities. These embedded derivatives are carried at fair value with changes in value reflected in realized investment gains (losses). Derivatives embedded in convertible debt securities are classified in the consolidated balance sheet as fixed maturity securities, consistent with the host instruments.

The Company markets certain insurance contracts that have embedded derivatives, primarily variable annuity contracts with put options. These embedded derivatives are carried at fair value with changes in value reflected in realized investment gains (losses) consistent with the hedge instrument. Derivatives embedded in variable annuity contracts are classified in the consolidated balance sheet as future policyholder benefits and claims.

Prior to the adoption of FAS 133 on January 1, 2001, end-user derivatives designated as qualifying hedges were accounted for consistent with the risk management strategy as follows. Derivatives used for hedging purposes were generally accounted for using hedge accounting. Changes in value of the derivatives which were expected to substantially offset the changes in value of the hedged items qualified for hedge accounting. Hedges were monitored to ensure that there was a high correlation between the derivative instrument and the hedged investment. Derivatives that did not qualify for hedge accounting were marked to market with changes in market value reflected in the consolidated statement of income as realized gains (losses).

Payments to be received or made under interest rate swaps were accrued and recognized in net investment income. Swaps hedging investments were carried at fair value with unrealized gains (losses), net of taxes, charged directly to shareholder’s equity. Interest rate and currency swaps hedging liabilities were treated as off-balance sheet instruments. Gains and losses arising from financial future contracts were used to adjust the basis of hedged investments and were recognized in net investment income over the life of the investment. Gains and losses arising from equity index options were marked to market with changes in market value reflected in realized investment gains (losses). Forward contracts hedging investments were marked to market based on changes in the spot rate with changes in market value reflected in realized investment gains (losses) and any forward premium or discount was recognized in net investment income over the life of the contract. Gains and losses from forward contracts hedging foreign operations were carried at fair value with unrealized gains (losses), net of taxes, charged directly to shareholder’s equity.

Investment Gains and Losses

Realized investment gains and losses are included as a component of pre-tax revenues based upon specific identification of the investments sold on the trade date. Other-than-temporary declines in fair value of investments are included in realized investment gains and losses. Also included are gains and losses arising from the remeasurement of the local currency value of foreign investments to U.S. dollars, the functional currency of the Company. The foreign exchange effects of Canadian operations are included in unrealized gains and losses.

Deferred Acquisition Costs

Costs of acquiring individual life insurance and annuities, principally commissions and certain expenses related to policy issuance, underwriting and marketing, all of which vary with and are primarily related to the production of new business, are deferred. Acquisition costs relating to traditional life insurance, including term insurance, are amortized in relation to anticipated premiums. Universal life costs are amortized in relation to estimated gross profits, and annuity contracts employ a level yield method. For life insurance, a 15 to 20-year amortization period is used, and a 7 to 20-year period is employed for annuities. Deferred acquisition costs are reviewed periodically for recoverability to determine if any adjustment is required. Adjustments, if any, are charged to income.

Value of Insurance in Force

The value of insurance in force is an asset that was recorded at the time of acquisition of the Company by Citigroup’s predecessor. It represents the actuarially determined present value of anticipated profits to be realized from life insurance, annuities and health contracts at the date of acquisition using the same assumptions that were used for computing related liabilities where appropriate. The value of insurance in force was the actuarially determined present value of the projected future profits discounted at interest rates ranging from 14% to 18%. Traditional life insurance and guaranteed renewable health policies are amortized in relation to anticipated premiums; universal life is amortized in relation to estimated gross profits; and annuity contracts are amortized employing a level yield method. The value of insurance in force, which is included in other assets, is reviewed periodically for recoverability to determine if any adjustment is required. Adjustments, if any, are charged to income. The carrying value at December 31, 2001 and 2000 was $144 million and $170 million, respectively.

Separate and Variable Accounts

Separate and variable accounts primarily represent funds for which investment income and investment gains and losses accrue directly to, and investment risk is borne by, the contractholders. Each account has specific investment objectives. The assets of each account are legally segregated and are not subject to claims that arise out of any other business of the Company. The assets of these accounts are carried at market value.

Certain other separate accounts provide guaranteed levels of return or benefits and the assets of these accounts are primarily carried at market value. Amounts assessed to the contractholders for management services are included in revenues. Deposits, net investment income and realized investment gains and losses for these accounts are excluded from revenues, and related liability increases are excluded from benefits and expenses.

Goodwill and Intangible Assets

Goodwill and intangible assets are included in other assets. Prior to the adoption of FASB Statements of Financial Accounting Standards No. 141 “Business Combinations” (FAS 141) and No. 142 “Goodwill and Other Intangible Assets” (FAS 142), which will be applied to goodwill and intangible assets in the first quarter of 2002, goodwill is being amortized on a straight-line basis principally over a 40-year period. The carrying amount of $336 million and $334 million of goodwill and other intangible assets at December 31, 2001 and 2000, respectively, is regularly reviewed for indication of impairment in value that in the view of management would be other than temporary. If it is determined that goodwill and other intangible assets are unlikely to be recovered, impairment is recognized on a discounted cash flow basis.

Upon adoption of FAS 141 and FAS 142, the Company will stop amortizing goodwill and intangible assets deemed to have an infinite useful life. Instead, these assets will be subject to an annual review for impairment. Other intangible assets that are not deemed to have an indefinite useful life will continue to be amortized over their useful lives. See Note 1, Summary of Significant Accounting Policies, Accounting Standards Not Yet Adopted.

Contractholder Funds

Contractholder funds represent receipts from the issuance of universal life, corporate owned life insurance, pension investment and certain deferred annuity contracts. Contractholder fund balances are increased by such receipts and credited interest and reduced by withdrawals, mortality charges and administrative expenses charged to the contractholders. Interest rates credited to contractholder funds range from 1.9% to 14.0%.

Future Policy Benefits

Future policy benefits represent liabilities for future insurance policy benefits. Benefit reserves for life insurance and annuities have been computed based upon mortality, morbidity, persistency and interest assumptions applicable to these coverages, which range from 2.5% to 8.1%, including adverse deviation. These assumptions consider Company experience and industry standards. The assumptions vary by plan, age at issue, year of issue and duration. Appropriate recognition has been given to experience rating and reinsurance.

Guaranty Fund and Other Insurance Related Assessments

Included in Other Liabilities is the Company’s estimate of its liability for guaranty fund and other insurance-related assessments. State guaranty fund assessments are based upon the Company’s share of premium written or received in one or more years prior to an insolvency occurring in the industry. Once an insolvency has occurred, the Company recognizes a liability for such assessments if it is probable that an assessment will be imposed and the amount of the assessment can be reasonably estimated. At December 31, 2001 and 2000, the Company had a liability of $22.3 million and $22.5 million, respectively, for guaranty fund assessments and a related premium tax offset recoverable of $4.3 million and $3.4 million, respectively. The assessments are expected to be paid over a period of 3 to 5 years and the premium tax offsets are expected to be realized over a period of 10 to 15 years.

Permitted Statutory Accounting Practices

The Company’s insurance subsidiaries, domiciled principally in Connecticut and Massachusetts, prepare statutory financial statements in accordance with the accounting practices prescribed or permitted by the insurance departments of the states of domicile. Prescribed statutory accounting practices are those practices that are incorporated directly or by reference in state laws, regulations, and general administrative rules applicable to all insurance enterprises domiciled in a particular state. Permitted statutory accounting practices include practices not prescribed by the domiciliary state, but allowed by the domiciliary state regulatory authority. The impact of any permitted accounting practices on statutory surplus of the Company is not material.

Premiums

Premiums are recognized as revenues when due. Reserves are established for the portion of premiums that will be earned in future periods and for deferred profits on limited-payment policies that are being recognized in income over the policy term.

Fee Income

Fee income includes mortality, administrative and equity protection charges, as well as universal life and variable annuity separate account management fees.

Other Revenues

Other revenues include surrender, penalties and other charges related to annuity and universal life contracts. Also included are revenues of non-insurance subsidiaries and amortization of deferred income.

Current and Future Insurance Benefits

Current and future insurance benefits represent charges for mortality and morbidity related to fixed annuities, universal life, term life and health insurance benefits.

Interest Credited to Contractholders

Interest credited to contractholders represents amounts earned by universal life, corporate owned life insurance, pension investment and certain deferred annuity contracts in accordance with contract provisions.

Federal Income Taxes

The provision for federal income taxes is comprised of two components, current income taxes and deferred income taxes. Deferred federal income taxes arise from changes during the year in cumulative temporary differences between the tax basis and book basis of assets and liabilities.

Stock-Based Compensation

The Company accounts for the stock-based compensation plans using the accounting method prescribed by Accounting Principles Board Opinion No. 25, “Accounting for Stock Issued to Employees” (APB 25), and has included in the Notes to Consolidated Financial Statements the pro forma disclosures required by Statement of Financial Accounting Standards No. 123, “Accounting for Stock-Based Compensation” (FAS 123). See Note 13. The Company accounts for its stock-based non-employee compensation plans at fair value.

2.   BUSINESS DISPOSITION

Effective July 1, 2000, the Company sold 90% of its individual long-term care insurance business to General Electric Capital Assurance Company and its subsidiary in the form of indemnity reinsurance arrangements. The proceeds were $410 million, resulting in a deferred gain of approximately $150 million after-tax. The deferred gain will be amortized in relation to anticipated premiums. After-tax amortization amounted to $21 million and $5 million in

2001 and 2000, respectively. Earned premiums were $25 million, $138 million and $230 million in 2001, 2000 and 1999, respectively.

3.   OPERATING SEGMENTS

The Company has two reportable business segments that are separately managed due to differences in products, services, marketing strategy and resource management. The business of each segment is maintained and reported through separate legal entities within the Company. The management groups of each segment report separately to the common ultimate parent, Citigroup Inc.

Travelers Life & Annuity (TLA) core offerings include individual annuity, individual life, corporate owned life insurance (COLI) and group annuity insurance products distributed by TIC and TLAC principally under the Travelers name. Among the range of individual products offered are fixed and variable deferred annuities, payout annuities and term, universal and variable life insurance. The COLI product is a variable universal life product distributed through independent specialty brokers. The group products include institutional pensions, including guaranteed investment contracts (GICs), payout annuities, group annuities sold to employer-sponsored retirement and savings plans and structured finance transactions. The majority of the annuity business and a substantial portion of the life business written by TLA are accounted for as investment contracts, with the result that the deposits collected are reported as liabilities and are not included in revenues.

The Primerica Life Insurance business segment consolidates primarily the business of Primerica Life, Primerica Life Insurance Company of Canada, CitiLife and NBL. The Primerica Life Insurance business segment offers individual life products, primarily term insurance, to customers through a nationwide sales force of approximately 96,000 full and part-time licensed Personal Financial Analysts.

The accounting policies of the segments are the same as those described in the summary of significant accounting policies (see Note 1), except that management also includes receipts on long-duration contracts (universal life-type and investment contracts) as deposits along with premiums in measuring business volume. The amount of investments in equity method investees and total expenditures for additions to long-lived assets other than financial instruments, long-term customer relationships of a financial institution, mortgage and other servicing rights, and deferred tax assets, were not material.

Business Segment Information:

At and for the year Ended December 31, 2001 ($ in millions)	Travelers Life & Annuity	Primerica Life Insurance	Total

Business Volume:
Premiums	$957	$1,145	$2,102
Deposits	13,067	—	13,067

Total business volume	$14,024	$1,145	$15,169
Net investment income	2,530	301	2,831
Interest credited to contractholders	1,179	-	1,179
Amortization of deferred acquisition costs	171	208	379
Total expenditures for deferred acquisition costs	553	298	851
Federal income taxes (FIT) on Operating Income	377	209	586
Operating Income (excludes realized gains or losses and the related FIT)	$801	$399	$1,200
Segment Assets	$69,836	$8,030	$77,866

At and for the year Ended December 31, 2000 ($ in millions)	Travelers Life & Annuity	Primerica Life Insurance	Total

Business Volume:
Premiums	$860	$1,106	$1,966
Deposits	11,536	—	11,536
Total business volume	$12,396	$1,106	$13,502
Net investment income	2,450	280	2,730
Interest credited to contractholders	1,038	-	1,038
Amortization of deferred acquisition costs	166	181	347
Total expenditures for deferred acquisition costs	520	272	792
Federal income taxes (FIT) on Operating Income	381	197	578
Operating Income (excludes realized gains or losses and the related FIT)	$777	$376	$1,153
Segment Assets	$62,771	$7,522	$70,293

At and for the year Ended December 31, 1999 ($ in millions)	Travelers Life & Annuity	Primerica Life Insurance	Total

Business Volume:
Premiums	$656	$1,072	$1,728
Deposits	10,639	—	10,639

Total business volume	$11,295	$1,072	$12,367
Net investment income	2,249	257	2,506
Interest credited to contractholders	937	-	937
Amortization of deferred acquisition costs	127	188	315
Total expenditures for deferred acquisition costs	430	256	686
Federal income taxes (FIT) on Operating Income	319	186	505
Operating Income (excludes realized gains or losses and the related FIT)	$619	$355	$974
Segment Assets	$56,615	$6,916	$63,531

Business Segment Reconciliation:

	At and for the years ended December 31,

($ in millions)	2001	2000	1999

Business Volume and Revenues
Total business volume	$15,169	$13,502	$12,367
Other revenues, including fee income	644	635	521
Elimination of deposits	(13,067)	(11,536)	(10,639)

Revenue from external sources	2,746	2,601	2,249
Net investment income	2,831	2,730	2,506
Realized investment gains (losses)	125	(77)	113

Total revenues	$5,702	$5,254	$4,868

Operating Income
Total operating income of business segments	$1,200	$1,153	$974
Realized investment gains (losses), net of tax	81	(50)	73
Cumulative effect of change in accounting for derivative instruments and hedging activities, net of tax	(6)	-	-
Cumulative effect of change in accounting for securitized financial assets, net of tax	(3)	-	-

Income from continuing operations	$1,272	$1,103	$1,047

Assets

Total assets of business segments	$77,866	$70,293	$63,531

Business Volume and Revenues
Individual Annuities	$7,166	$7,101	$5,816
Group Annuities	8,383	6,563	6,572
Individual Life and Health Insurance	2,854	2,445	2,424
Other (a)	366	681	695
Elimination of deposits	(13,067)	(11,536)	(10,639)

Total revenue	$5,702	$5,254	$4,868

             (a)   Other represents revenue attributable to unallocated capital and run-off businesses.

The Company’s revenue was derived almost entirely from U.S. domestic business. Revenue attributable to foreign countries was insignificant.

The Company had no transactions with a single customer representing 10% or more of its revenue.

4.   INVESTMENTS

Fixed Maturities

The amortized cost and fair value of investments in fixed maturities were as follows:

December 31, 2001 ($ in millions)	Amortized Cost	Gross Unrealized Gains	Gross Unrealized Losses	Fair Value

Available For Sale:
Mortgage-backed securities – CMOs and pass-through securities	$6,654	$116	$57	$6,713
U.S. Treasury securities and obligations of U.S. Government and government agencies and authorities	1,677	8	63	1,622
Obligations of states, municipalities and political subdivisions	108	4	1	111
Debt securities issued by foreign governments	810	46	5	851
All other corporate bonds	17,904	482	260	18,126
Other debt securities	4,406	154	86	4,474
Redeemable preferred stock	171	12	8	175

Total Available For Sale	$31,730	$822	$480	$32,072

December 31, 2000 ($ in millions)	Amortized Cost	Gross Unrealized Gains	Gross Unrealized Losses	Fair Value

Available For Sale:
Mortgage-backed securities – CMOs and pass-through securities	$5,492	$169	$34	$5,627
U.S. Treasury securities and obligations of U.S. Government and government agencies and authorities	1,141	71	5	1,207
Obligations of states, municipalities and political subdivisions	168	14	1	181
Debt securities issued by foreign governments	761	18	14	765
All other corporate bonds	14,575	269	253	14,591
Other debt securities	4,217	87	59	4,245
Redeemable preferred stock	201	14	19	196

Total Available For Sale	$26,555	$642	$385	$26,812

Proceeds from sales of fixed maturities classified as available for sale were $14.1 billion, $10.8 billion and $12.6 billion in 2001, 2000 and 1999, respectively. Gross gains of $633 million, $213 million and $200 million and gross losses of $426 million, $432 million and $223 million in 2001, 2000 and 1999, respectively, were realized on those sales.

Fair values of investments in fixed maturities are based on quoted market prices or dealer quotes or, if these are not available, discounted expected cash flows using market rates commensurate with the credit quality and maturity of the investment. The fair value of investments for which a quoted market price or dealer quote are not available amounted to $4.6 billion and $4.8 billion at December 31, 2001 and 2000, respectively.

The amortized cost and fair value of fixed maturities at December 31, 2001, by contractual maturity, are shown below. Actual maturities will differ from contractual maturities because borrowers may have the right to call or prepay obligations with or without call or prepayment penalties.

($ in millions)	Amortized Cost	Fair Value

Maturity:
Due in one year or less	$1,843	$1,868
Due after 1 year through 5 years	9,206	9,401
Due after 5 years through 10 years	7,578	7,649
Due after 10 years	6,449	6,441

	25,076	25,359

Mortgage-backed securities	6,654	6,713

Total Maturity	$31,730	$32,072

The Company makes investments in collateralized mortgage obligations (CMOs). CMOs typically have high credit quality, offer good liquidity, and provide a significant advantage in yield and total return compared to U.S. Treasury securities. The Company’s investment strategy is to purchase CMO tranches which are protected against prepayment risk, including planned amortization class and last cash flow tranches. Prepayment protected tranches are preferred because they provide stable cash flows in a variety of interest rate scenarios. The Company does invest in other types of CMO tranches if a careful assessment indicates a favorable risk/return tradeoff. The Company does not purchase residual interests in CMOs.

At December 31, 2001 and 2000, the Company held CMOs classified as available for sale with a fair value of $4.5 billion and $4.4 billion, respectively. Approximately 38% and 49%, respectively, of the Company’s CMO holdings are fully collateralized by GNMA, FNMA or FHLMC securities at December 31, 2001 and 2000. In addition, the Company held $2.1 billion and $1.1 billion of GNMA, FNMA or FHLMC mortgage-backed pass-through securities at December 31, 2001 and 2000, respectively. All of these securities are rated AAA.

The Company engages in securities lending whereby certain securities from its portfolio are loaned to other institutions for short periods of time. The Company generally receives cash collateral from the borrower, equal to at least the market value of the loaned securities plus accrued interest, and reinvests it in short-term securities. The loaned securities remain a recorded asset of the Company, however, the Company records a liability for the amount of the collateral held, representing its obligation to return the collateral related to these loaned securities, and reports that liability as part of other liabilities in the consolidated balance sheet. At December 31, 2001 and 2000, the Company held collateral of $2.4 billion and $1.5 billion, respectively.

Equity Securities

The cost and fair values of investments in equity securities were as follows:

Equity Securities: ($ in millions)	Cost	Gross Unrealized Gains	Gross Unrealized Losses	Fair Value

December 31, 2001
Common stocks	$96	$11	$6	$101
Non-redeemable preferred stocks	375	8	12	371

Total Equity Securities	$471	$19	$18	$472

December 31, 2000
Common stocks	$139	$11	$25	$125
Non-redeemable preferred stocks	492	7	32	467

Total Equity Securities	$631	$18	$57	$592

Proceeds from sales of equity securities were $112 million, $397 million and $100 million in 2001, 2000 and 1999, respectively. Gross gains of $10 million, $107 million and $15 million and gross losses of $109 million, $16 million and $8 million in 2001, 2000 and 1999, respectively, were realized on those sales.

Mortgage Loans and Real Estate

At December 31, 2001 and 2000, the Company’s mortgage loan and real estate portfolios consisted of the following:

($ in millions)	2001	2000

Current Mortgage Loans	$1,976	$2,144
Underperforming Mortgage Loans	19	43

Total Mortgage Loans	1,995	2,187

Real Estate —Foreclosed	42	18
Real Estate — Investment	13	13

Total Real Estate	55	31

Total Mortgage Loans and Real Estate	$2,050	$2,218

Underperforming mortgage loans include delinquent mortgage loans over 90 days past due, loans in the process of foreclosure and loans modified at interest rates below market.

Aggregate annual maturities on mortgage loans at December 31, 2001 are as follows:

Year Ending December 31, ($ in millions)

2002	$139
2003	174
2004	133
2005	132
2006	206
Thereafter	1,211

Total	$1,995

Trading Securities

Trading securities of the Company are held in Tribeca Investments LLC. See Note 11.

The Company’s trading portfolio investments and related liabilities are normally held for periods less than six months. Therefore, expected future cash flows for these assets and liabilities are expected to be realized in less than one year.

Other invested assets

Other invested assets are composed of the following:

($ in millions)	2001	2000

Investment in Citigroup preferred stock	$987	$987
Partnership investments	949	807
Real estate joint ventures	520	535
Other	29	27

Total	$2,485	$2,356

Concentrations

At December 31, 2001 and 2000, the Company had an investment in Citigroup Preferred Stock of $987 million. See Note 13.

The Company maintains a short-term investment pool for its insurance affiliates in which the Company also participates. See Note 13.

The Company had concentrations of investments, primarily fixed maturities at fair value, in the following industries:

($ in millions)	2001	2000

Electric Utilities	$3,883	$2,244
Banking	1,944	2,078
Finance	1,633	1,836

The Company held investments in foreign banks in the amount of $954 million and $1,082 million at December 31, 2001 and 2000, respectively, which are included in the table above. Below investment grade assets included in the categories of the preceding table totaled $401 million in 2001 and $214 million in 2000.

Included in fixed maturities are below investment grade assets totaling $2.3 billion and $2.0 billion at December 31, 2001 and 2000, respectively. The Company defines its below investment grade assets as those securities rated Ba1 (or its equivalent) or below by external rating agencies, or the equivalent by internal analysts when a public rating does not exist. Such assets include publicly traded below investment grade bonds and certain other privately issued bonds and notes that are classified as below investment grade.

Included in mortgage loans were the following group concentrations:

	2001	2000

State
California	$788	$734
New York	203	208
Property Type
Agricultural	$1,131	$1,006
Office	471	661

The Company monitors creditworthiness of counterparties to all financial instruments by using controls that include credit approvals, credit limits and other monitoring procedures. Collateral for fixed maturities often includes pledges of assets, including stock and other assets, guarantees and letters of credit. The Company’s underwriting standards with respect to new mortgage loans generally require loan to value ratios of 75% or less at the time of mortgage origination.

Non-Income Producing Investments

Investments included in the consolidated balance sheets that were non-income producing for the preceding 12 months were insignificant.

Restructured Investments

The Company had mortgage loans and debt securities that were restructured at below market terms at December 31, 2001 and 2000. The balances of the restructured investments were insignificant. The new terms typically defer a portion of contract interest payments to varying future periods. The accrual of interest is suspended on all restructured assets, and interest income is reported only as payment is received. Gross interest income on restructured assets that would have been recorded in accordance with the original terms of such loans was insignificant in 2001 and 2000. Interest on these assets, included in net investment income, was also insignificant in 2001 and 2000.

Net Investment Income

	For The Year Ended December 31,

($ in millions)	2001	2000	1999

Gross Investment Income
Fixed maturities	$2,328	$2,061	$1,806
Mortgage loans	210	223	235
Trading	131	208	141
Joint ventures and partnerships	71	150	141
Other, including policy loans	218	237	287

Total gross investment income	2,958	2,879	2,610

Investment expenses	127	149	104

Net investment income	$2,831	$2,730	$2,506

Realized and Unrealized Investment Gains (Losses)

Net realized investment gains (losses) for the periods were as follows:

	For The Year Ended December 31,

($ in millions)	2001	2000	1999

Realized Investment Gains (Losses)
Fixed maturities	$207	$(219)	$(23)
Equity securities	(99)	91	7
Mortgage loans	5	27	29
Real estate held for sale	3	25	108
Other	9	(1)	(8)

Total realized investment gains (losses)	$125	$(77)	$113

Changes in net unrealized investment gains (losses) that are reported in accumulated other changes in equity from nonowner sources were as follows:

	For The Year Ended December 31,

($ in millions)	2001	2000	1999

Unrealized Investment Gains (Losses)
Fixed maturities	$85	$891	$(1,554)
Equity securities	40	(132)	49
Other	(20)	13	(30)

Total unrealized investment gains (losses)	105	772	(1,535)

Related taxes	37	271	(539)
Change in unrealized investment gains (losses)	68	501	(996)
Balance beginning of year	103	(398)	598

Balance end of year	$171	$103	$(398)

5.   REINSURANCE

The Company uses reinsurance in order to limit losses, minimize exposure to large risks, provide additional capacity for future growth and to effect business-sharing arrangements. Reinsurance is accomplished through various plans of reinsurance, primarily yearly renewable term coinsurance and modified coinsurance. The Company remains primarily liable as the direct insurer on all risks reinsured.

Since 1997 universal life business has been reinsured under an 80%/20% quota share reinsurance program and term life business has been reinsured under a 90%/10% quota share reinsurance program. Maximum retention of $2.5 million is generally reached on policies in excess of $12.5 million. For other plans of insurance, it is the policy of the Company to obtain reinsurance for amounts above certain retention limits on individual life policies, which limits vary with age and underwriting classification. Generally, the maximum retention on an ordinary life risk is $2.5 million. Total in-force business ceded under reinsurance contracts is $285.7 billion and $252.5 billion at December 31, 2001 and 2000.

Effective July 1, 2000 the Company sold 90% of its individual long-term care insurance business to General Electric Capital Assurance Company and its subsidiary in the form of indemnity reinsurance arrangements. Written premiums ceded per these arrangements were $233.3 million and $123.4 million in 2001 and 2000, respectively, and earned premiums ceded were $240.1 million and $117.3 million in 2001 and 2000, respectively.

The Company writes workers’ compensation business through its Accident Department. This business is ceded 100% to an affiliate, The Travelers Indemnity Company.

A summary of reinsurance financial data reflected within the consolidated statements of income and balance sheets is presented below ($ in millions):

	For the years ending December 31,

	2001	2000	1999

Written Premiums
Direct	$2,848	$2,634	$2,274
Assumed from:
Non-affiliated companies	1	—	—
Ceded to:
Affiliated companies	(146)	(195)	(206)
Non-affiliated companies	(591)	(465)	(322)

Total Net Written Premiums	$2,112	$1,974	$1,746

	2001	2000	1999

Earned Premiums
Direct	$2,879	$2,644	$2,248
Assumed from:
Non-affiliated companies	1	—	—
Ceded to:
Affiliated companies	(180)	(216)	(193)
Non-affiliated companies	(598)	(462)	(327)

Total Net Earned Premiums	$2,102	$1,966	$1,728

Reinsurance recoverables at December 31, 2001 and 2000 include amounts recoverable on unpaid and paid losses and were as follows ($ in millions):

	2001	2000

Reinsurance Recoverables
Life and Accident and Health Business:
Non-affiliated companies	$2,282	$2,024
Property-Casualty Business:
Affiliated companies	1,881	1,953

Total Reinsurance Recoverables	$4,163	$3,977

Reinsurance recoverables include $1,060 million and $820 million from General Electric Capital Assurance Company, and also include $500 million and $539 million, from The Metropolitan Life Insurance Company at December 31, 2001 and 2000, respectively.

6.   DEPOSIT FUNDS AND RESERVES

At December 31, 2001 and 2000, the Company had $34.1 billion and $29.7 billion of life and annuity deposit funds and reserves, respectively. Of that total, $19.1 billion and $16.4 billion is not subject to discretionary withdrawal based on contract terms. The remaining $15.0 billion and $13.3 billion is for life and annuity products that are subject to discretionary withdrawal by the contractholder. Included in the amounts that are subject to discretionary withdrawal is $4.2 billion and $2.9 billion of liabilities that are surrenderable with market value adjustments. Also included are an additional $5.0 billion and $4.9 billion of life insurance and individual annuity liabilities which are subject to discretionary withdrawals, and have an average surrender charge of 4.7% and 4.5%, respectively. In the payout phase, these funds are credited at significantly reduced interest rates. The remaining $5.8 billion and $5.5 billion of liabilities are surrenderable without charge. More than 10.2% and 10.5% of these relate to individual life products for 2001 and 2000, respectively. These risks would have to be underwritten again if transferred to another carrier, which is considered a significant deterrent against withdrawal by long-term policyholders. Insurance liabilities that are surrendered or withdrawn are reduced by outstanding policy loans and related accrued interest prior to payout.

7.   FEDERAL INCOME TAXES

Effective Tax Rate

	For the year ended December 31,

($ in millions)	2001	2000	1999

Income Before Federal Income Taxes	$1,911	$1,654	$1,592
Statutory Tax Rate	35%	35%	35%

Expected Federal Income Taxes	669	579	557
Tax Effect of:
Non-taxable investment income	(20)	(19)	(19)
Other, net	(19)	(9)	7

Federal Income Taxes	$630	$551	$545

Effective Tax Rate	33%	33%	34%

Composition of Federal Income Taxes

Current:
United States	$424	$429	$377
Foreign	47	33	32

Total	471	462	409

Deferred:
United States	166	96	143
Foreign	(7)	(7)	(7)

Total	159	89	136

Federal Income Taxes	$630	$551	$545

Additional tax benefits attributable to employee stock plans allocated directly to shareholder’s equity for the years ended December 31, 2001, 2000 and 1999 were $21 million, $24 million and $17 million, respectively.

The net deferred tax liabilities at December 31, 2001 and 2000 were comprised of the tax effects of temporary differences related to the following assets and liabilities:

($ in millions)	2001	2000

Deferred Tax Assets:
Benefit, reinsurance and other reserves	$539	$667
Operating lease reserves	62	66
Employee benefits	104	102
Other	158	139

Total	863	974

Deferred Tax Liabilities:
Deferred acquisition costs and value of insurance in force	(968)	(843)
Investments, net	(215)	(308)
Other	(89)	(107)

Total	(1,272)	(1,258)

Net Deferred Tax Liability	$(409)	$(284)

The Company and its life insurance subsidiaries file a consolidated federal income tax return. Federal income taxes are allocated to each member of the consolidated group on a separate return basis adjusted for credits and other amounts required by the consolidation process. Any resulting liability will be paid currently to the Company. Any credits for losses will be paid by the Company to the extent that such credits are for tax benefits that have been utilized in the consolidated federal income tax return.

At December 31, 2001, the Company had no ordinary or capital loss carryforwards.

The policyholders’ surplus account, which arose under prior tax law, is generally that portion of the gain from operations that has not been subjected to tax, plus certain deductions. The balance of this account is approximately $932 million. Income taxes are not provided for on this amount because under current U.S. tax rules such taxes will become payable only to the extent such amounts are distributed as a dividend or exceed limits prescribed by federal law. Distributions are not currently contemplated from this account. At current rates the maximum amount of such tax would be approximately $326 million.

8.   SHAREHOLDER’S EQUITY

Shareholder’s Equity and Dividend Availability

The Company’s statutory net income, which includes the statutory net income of all insurance subsidiaries, was $330 million, $981 million and $890 million for the years ended December 31, 2001, 2000 and 1999, respectively. The Company’s statutory capital and surplus was $5.09 billion and $5.16 billion at December 31, 2001 and 2000, respectively.

Effective January 1, 2001, the Company began preparing its statutory basis financial statements in accordance with the National Association of Insurance Commissioners’ Accounting Practices and Procedures Manual – version effective January 1, 2001, subject to any deviations prescribed or permitted by its domicilary insurance commissioners (see Note 1, Summary of Significant Accounting Policies, Permitted Statutory Accounting Practices). The impact of this change on statutory capital and surplus was not significant. The impact of this change on statutory net income was $119 million, related to recording equity method investment earnings as unrealized gains versus net investment income.

The Company is currently subject to various regulatory restrictions that limit the maximum amount of dividends available to be paid to its parent without prior approval of insurance regulatory authorities. A maximum of $586 million is available by the end of the year 2002 for such dividends without prior approval of the State of Connecticut Insurance Department, depending upon the amount and timing of the payments. The Company paid dividends of $472 million, $860 million and $550 million in 2001, 2000 and 1999, respectively.

Accumulated Other Changes in Equity from Nonowner Sources, Net of Tax

Changes in each component of Accumulated Other Changes in Equity from Nonowner Sources were as follows:

($ in millions)	Net Unrealized Gain (Loss) On Investment Securities	Foreign Currency Translation Adjustments	Derivative Instruments And Hedging Activities	Accumulated Other Changes in Equity from Nonowner Sources

Balance, January 1, 1999	$607	$(9)	$-	$598
Unrealized losses on investment securities, net of tax of $(576)	(923)	—	—	(923)
Less: reclassification adjustment for gains included in net income, net of tax of $40	(73)	—	—	(73)

Period change	(996)	—	—	(996)

Balance, December 31, 1999	(389)	(9)	—	(398)
Unrealized gains on investment securities, net of tax of $297	451	—	—	451
Less: reclassification adjustment for losses included in net income, net of tax of $(27)	50	—	—	50
Foreign currency translation adjustment, net of tax of $1	-	1	—	1

Period change	501	1	—	502

Balance, December 31, 2000	112	(8)	—	104
Cumulative effect of change in accounting for derivative instruments and hedging activities, net of tax of $(16)	-—	—	(29)	(29)
Unrealized gain on investment securities, net of tax of $80	149	—	—	149
Less: reclassification adjustment for gains included in net income, net of tax of $44	(81)	—	—	(81)
Foreign currency translation adjustment, net of tax of $(3)	-—	(5)	—	(5)
Derivative instrument hedging activity losses, net of tax of $(35)	-—	—	(64)	(64)

Period change	68	(5)	(93)	(30)

Balance, December 31, 2001	$180	$(13)	$(93)	$74

9.   BENEFIT PLANS

Pension and Other Postretirement Benefits

The Company participates in a qualified, noncontributory defined benefit pension plan sponsored by Citigroup. In addition, the Company provides certain other postretirement benefits to retired employees through a plan sponsored by TPC. (See Note 16). The Company’s share of net expense for the qualified pension and other postretirement benefit plans was not significant for 2001, 2000 and 1999.

401(k) Savings Plan

Substantially all of the Company’s employees are eligible to participate in a 401(k) savings plan sponsored by Citigroup. The Company’s expenses in connection with the 401(k) savings plan were not significant in 2001, 2000 and 1999. See Note 13.

10.   LEASES

Most leasing functions for TPC and its subsidiaries are administered by the property casualty affiliates of the Company. Rent expense related to all leases is shared by the companies on a cost allocation method based generally on estimated usage by department. Net rent expense was $26 million, $26 million, and $30 million in 2001, 2000 and 1999, respectively.

Year Ending December 31, ($ in millions)	Minimum Operating Rental Payments

2002	$46
2003	47
2004	44
2005	41
2006	43
Thereafter	220

Total Rental Payments	$441

Future sublease rental income of approximately $91 million will partially offset these commitments. Also, the Company will be reimbursed for 50% of the rental expense for a particular lease totaling $167 million, by an affiliate. Minimum future capital lease payments are not significant.

The Company is reimbursed for use of furniture and equipment through cost sharing agreements by its affiliates.

See Note 16 for additional information about lease arrangements.

11.   DERIVATIVE FINANCIAL INSTRUMENTS AND FAIR VALUE OF FINANCIAL INSTRUMENTS

Derivative Financial Instruments

The Company uses derivative financial instruments, including financial futures contracts, interest rate swaps, currency swaps, equity swaps, options and forward contracts, as a means of hedging exposure to interest rate changes, equity price changes and foreign currency risk. The Company, through Tribeca Investments LLC, a subsidiary that is a broker-dealer, holds and issues derivative instruments for trading purposes.

The Company uses exchange traded financial futures contracts to manage its exposure to changes in interest rates that arise from the sale of certain insurance and investment products, or the need to reinvest proceeds from the sale or maturity of investments. To hedge against adverse changes in interest rates, the Company enters long or short positions in financial futures contracts, which offset asset price changes resulting from changes in market interest rates until an investment is purchased, or a product is sold. Futures contracts are commitments to buy or sell at a future date a financial instrument, commodity, or currency at a contracted price, and may be settled in cash or through delivery.

The Company uses equity option contracts to manage its exposure to changes in equity market prices that arise from the sale of certain insurance products. To hedge against adverse changes in the equity market prices, the Company enters long positions in equity option contracts with major financial institutions. These contracts allow the Company, for a fee, the right to receive a payment if the Standard and Poor’s 500 Index falls below agreed upon strike prices.

Currency option contracts are used on an ongoing basis to hedge the Company’s exposure to foreign currency exchange rates that result from the Company’s direct foreign currency investments. To hedge against adverse changes in exchange rates, the Company enters contracts that give it the right, but not the obligation, to sell the foreign currency within a limited time at a contracted price that may also be settled in cash, based on differentials in the foreign exchange rate. These contracts cannot be settled prior to maturity.

The Company enters into interest rate swaps in connection with other financial instruments to provide greater risk diversification and better match assets and liabilities. Under interest rate swaps, the Company agrees with other parties to exchange, at specified intervals, the difference between fixed rate and floating rate interest amounts calculated by reference to an agreed upon notional principal amount. The Company also enters into basis swaps in which both legs of the swap are floating with each other based on a different index. Generally, no cash is exchanged at the outset of the contract and no principal payments are made by either party. A single net payment is usually made by one counterparty at each due date.

The Company enters into currency swaps in connection with other financial instruments to provide greater risk diversification and better match assets purchased in U.S. Dollars with a corresponding liability originated in a foreign currency. Under currency swaps, the Company agrees with other parties to exchange, at specified intervals, foreign currency for U.S. Dollars based upon interest amounts calculated by reference to an agreed upon notional principal amount. Generally, there is an exchange of foreign currency for U.S. Dollars at the outset of the contract based upon prevailing foreign exchange rates. Swap agreements are not exchange traded so they are subject to the risk of default by the counterparty.

Forward contracts are used on an ongoing basis to hedge the Company’s exposure to foreign currency exchange rates that result from the net investment in the Company’s Canadian Operations as well as direct foreign currency investments. To hedge against adverse changes in exchange rates, the Company enters into contracts to exchange foreign currency for U.S. Dollars with major financial institutions. These contracts cannot be settled prior to maturity. At the maturity date the Company must purchase the foreign currency necessary to settle the contracts.

The Company monitors the creditworthiness of counterparties to these financial instruments by using criteria of acceptable risk that are consistent with on-balance sheet financial instruments. The controls include credit approvals, credit limits and other monitoring procedures.

The following table summarizes certain information related to the Company’s hedging activities for the year ended December 31, 2001:

($ in millions)	Year Ended December 31, 2001

Hedge ineffectiveness recognized related to fair value hedges	$(4.1)
Hedge ineffectiveness recognized related to cash flow hedges	(6.2)
Cash flow transaction amount expected to be reclassified from accumulated other changes in equity from nonowner sources into pretax earnings within twelve months from 12/31/01	(110.0)
Net gain recorded in accumulated other changes in equity from nonowner sources related to net investment hedges	0.8

During the year ended December 31, 2001 there were no discontinued forecasted transactions.

In 2000, these derivative financial instruments were treated as off-balance sheet instruments. Financial instruments with off-balance sheet risk involve, to varying degrees, elements of credit and market risk in excess of the amount recognized in the balance sheet. The contract or notional amounts of these instruments reflect the extent of involvement the Company has in a particular class of financial instrument. However, the maximum loss of cash flow associated with these instruments can be less than these amounts. For interest rate swaps, currency swaps, equity swaps, options and forward contracts, credit risk is limited to the amount that it would cost the Company to replace the contracts. Financial futures contracts and purchased listed option contracts have very little credit risk since organized exchanges are the counterparties.

Financial Instruments with Off-Balance Sheet Risk

In the normal course of business, the Company issues fixed and variable rate loan commitments and has unfunded commitments to non-affiliated partnerships. The off-balance sheet risk of fixed and variable rate loan commitments was not significant at December 31, 2001 and 2000. The Company had unfunded commitments of $525.1 million and $491.2 million to these partnerships at December 31, 2001 and 2000, respectively.

Fair Value of Certain Financial Instruments

The Company uses various financial instruments in the normal course of its business. Certain insurance contracts are excluded by Statement of Financial Accounting Standards No. 107, “Disclosure about Fair Value of Financial Instruments,” and therefore are not included in the amounts discussed.

At December 31, 2001 and 2000, investments in fixed maturities had a carrying value and a fair value of $32.1 billion and $26.8 billion, respectively. See Notes 1 and 4.

At December 31, 2001, mortgage loans had a carrying value of $2.0 billion and a fair value of $2.1 billion and at year-end 2000 had a carrying value of $2.2 billion and a fair value of $2.2 billion. In estimating fair value, the Company used interest rates reflecting the current real estate financing market.

Included in other invested assets are 987 shares of Citigroup Cumulative Preferred Stock Series YY carried at cost of $987 million at December 31, 2001 and 2000. This series YY preferred stock pays cumulative dividends at 5.321%, has a liquidation value of $1 million per share, and has perpetual duration, is not subject to a sinking fund or mandatory redemption but may be optionally redeemed by Citigroup at any time on or after December 22, 2018. Dividends totaling $52.5 million were received during 2001, 2000 and 1999, respectively. There is no established market for this investment and it is not practicable to estimate the fair value of the preferred stock.

At December 31, 2001, contractholder funds with defined maturities had a carrying value of $9.5 billion and a fair value of $10.0 billion, compared with a carrying value and a fair value of $6.8 billion and $6.7 billion at December 31, 2000. The fair value of these contracts is determined by discounting expected cash flows at an interest rate commensurate with the Company’s credit risk and the expected timing of cash flows. Contractholder funds without defined maturities had a carrying value of $10.6 billion and a fair value of $10.3 billion at December 31, 2001, compared with a carrying value of $10.1 billion and a fair value of $9.9 billion at December 31, 2000. These contracts generally are valued at surrender value.

The carrying values of $495 million and $588 million of financial instruments classified as other assets approximated their fair values at December 31, 2001 and 2000, respectively. The carrying values of $1.5 billion and $2.4 billion of financial instruments classified as other liabilities also approximated their fair values at December 31, 2001 and 2000, respectively. Fair value is determined using various methods, including discounted cash flows, as appropriate for the various financial instruments.

The assets of separate accounts providing a guaranteed return had a carrying value and a fair value of $507 million at December 31, 2001, compared with a carrying value and a fair value of $376 million at December 31, 2000. The liabilities of separate accounts providing a guaranteed return had a carrying value and a fair value of $507 million at December 31, 2001, compared with a carrying value and a fair value of $376 million at December 31, 2000.

The carrying values of cash, trading securities and trading securities sold not yet purchased are carried at fair value. The carrying values of short-term securities and investment income accrued approximated their fair values.

The carrying value of policy loans, which have no defined maturities, is considered to be fair value.

12.   COMMITMENTS AND CONTINGENCIES

Financial Instruments with Off-Balance Sheet Risk

See Note 11 for a discussion of financial instruments with off-balance sheet risk.

Litigation

In March 1997, a purported class action entitled Patterman v. The Travelers, Inc., et al. was commenced in the Superior Court of Richmond County, Georgia, alleging, among other things, violations of the Georgia RICO statute and other state laws by an affiliate of the Company, Primerica Financial Services, Inc. and certain of its affiliates. Plaintiffs seek unspecified compensatory and punitive damages and other relief. From February 1998 through April 2000, various motions for transfer of the lawsuit were heard and appealed. In April 2000, the matter was remanded to the Superior Court of Richmond County by the Georgia Supreme Court. Also, in April 2000 defendants moved for summary judgement on all counts of the complaint. Discovery commenced in May 2000. Defendants intend to vigorously contest the litigation.

TIC and its subsidiaries are defendants or co-defendants in various other litigation matters in the normal course of business. These include civil actions, arbitration proceedings and other matters arising in the normal course of business out of activities as an insurance company, a broker and dealer in securities or otherwise. In the opinion of the Company’s management, the ultimate resolution of these legal proceedings would not be likely to have a material adverse effect on its results of operations, financial condition or liquidity.

13.   RELATED PARTY TRANSACTIONS

Certain administrative and data processing services are provided to the Company by its property casualty affiliates. Investment advisory and management services are provided to the Company by other affiliates. The Company provides various employee benefits coverages to employees of certain subsidiaries of TPC. The premiums for these coverages were charged in accordance with cost allocation procedures based upon salaries or census. Charges for these services are shared by the companies on cost allocation methods based generally on estimated usage by department. The amounts due from affiliates included in other assets in 2001 and 2000 were $88.2 million and $50.0 million, respectively. See Note 16.

The Company maintains a short-term investment pool in which its insurance affiliates participate. The position of each company participating in the pool is calculated and adjusted daily. At December 31, 2001 and 2000, the pool totaled approximately $5.6 billion and $4.4 billion, respectively. The Company’s share of the pool amounted to $2.6 billion and $1.8 billion at December 31, 2001 and 2000, respectively, and is included in short-term securities in the consolidated balance sheets.

The Company markets deferred annuity products and life insurance through its affiliate, Salomon Smith Barney (SSB). Annuity deposits related to these products were $1.5 billion, $1.8 billion, and $1.3 billion in 2001, 2000 and 1999, respectively. Life premiums were $96.5 million, $77.0 million and $60.9 million in 2001, 2000 and 1999, respectively.

The Company also markets individual annuity and life insurance through CitiStreet Retirement Services LLC, a division of CitiStreet, a joint venture between Citigroup and State Street Bank. Deposits received from CitiStreet Retirement Services, LLC were $1.6 billion, $1.8 billion and $1.6 billion in 2001, 2000 and 1999, respectively.

Primerica Financial Services, Inc. (Primerica), an affiliate, is a distributor of products for TLA. Primerica sold $901 million, $1.03 billion and $903 million of individual annuities in 2001, 2000 and 1999, respectively.

The Company markets individual annuity products through an affiliate Citibank, N.A. (Citibank). Deposits received from Citibank were $564 million and $392 million in 2001 and 2000, respectively, and were insignificant in 1999.

The Company sells structured settlement annuities to its property casualty affiliates in connection with the settlement of certain policyholder obligations. Such premiums and deposits were $194 million, $191 million, and $156 million for 2001, 2000 and 1999, respectively. Reserves and contractholder funds related to these annuities amounted to $825 million and $811 million in 2001 and 2000, respectively.

At December 31, 2001 and 2000 the Company had outstanding loaned securities to SSB for $413.5 million and $234.1 million, respectively.

Included in other invested assets is a $987 million investment in Citigroup preferred stock at December 31, 2001 and 2000, carried at cost. Dividends received on this investment were $52.5 million in 2001, and 2000 and 1999.

The Company had investments in an affiliated joint venture, Tishman Speyer, in the amount of $310.9 million and $355.5 million at December 31, 2001 and 2000, respectively. Income of $65.5 million, $67.0 million and $109.5 million was earned on these investments in 2001, 2000 and 1999, respectively.

The Company also had an investment in Greenwich Street Capital Partners I, an affiliated private equity investment, in the amount of $21.6 million and $74.2 million at December 31, 2001 and 2000, respectively. Income (loss) of $(41.6) million, $8.1 million and $9.9 million were earned on this investment in 2001, 2000 and 1999, respectively.

In the ordinary course of business, the Company purchases and sells securities through affiliated broker-dealers. These transactions are conducted on an arm’s length basis.

Primerica Life has entered into a General Agency Agreement with Primerica, that provides that Primerica will be Primerica Life’s general agent for marketing all insurance of Primerica Life. In consideration of such services, Primerica Life agreed to pay Primerica marketing fees of no less than $10 million based upon U.S. gross direct premiums received by Primerica Life. In each of 2001, 2000, and 1999 the fees paid by Primerica Life were $12.5 million.

The Company participates in a stock option plan sponsored by Citigroup that provides for the granting of stock options in Citigroup common stock to officers and other employees. To further encourage employee stock ownership, Citigroup introduced the WealthBuilder stock option program during 1997 and the Citigroup Ownership Program in 2001. Under this program, all employees meeting established requirements have been granted Citigroup stock options. During 2000 and 2001, Citigroup introduced the Citigroup 2000 Stock Purchase Plan and Citigroup 2001 Stock Purchase Program for new employees, which allowed eligible employees of Citigroup, including the Company’s employees, to enter into fixed subscription agreements to purchase shares at the market value on the date of the agreements. Enrolled employees are permitted to make one purchase prior to the expiration date. The Company’s charge to income was insignificant in 2001, 2000 and 1999.

The Company also participates in the Citigroup Capital Accumulation Program. Participating officers and other employees receive a restricted stock award in the form of Citigroup common stock. These restricted stock awards generally vest after a three-year period and, except under limited circumstances, the stock can not be sold or transferred during the restricted period by the participant, who is required to render service to the Company during the restricted period. The Company’s charge to income was insignificant in 2001, 2000 and 1999.

Unearned compensation expense associated with the Citigroup restricted common stock grants, which represents the market value of Citigroup’s common stock at the date of grant, is included with other assets in the Consolidated Balance Sheet and is recognized as a charge to income ratably over the vesting period. The Company’s charge to income was insignificant during 2001, 2000 and 1999.

The Company applies Accounting Principles Board Opinion No. 25 (APB 25) and related interpretations in accounting for stock options. Since stock options under the Citigroup plans are issued at fair market value on the date of award, no compensation cost has been recognized for these awards. FAS 123 provides an alternative to APB 25 whereby fair values may be ascribed to options using a valuation model and amortized to compensation cost over the vesting period of the options.

Had the Company applied FAS 123 in accounting for Citigroup stock options, net income would have been the pro forma amounts indicated below:

	Year Ended December 31,

($ in millions)	2001	2000	1999

Net income, as reported	$1,272	$1,103	$1,047
FAS 123 pro forma adjustments, after tax	(15)	(19)	(16)
Net income, pro forma	$1,257	$1,084	$1,031

The assumptions used in applying FAS 123 to account for Citigroup stock options were as follows:

	Year Ended December 31,

	2001	2000	1999

Expected volatility of Citigroup Stock	38.31%	41.5%	44.1%
Risk-free interest rate	4.42%	6.23%	5.29%
Expected annual dividend per Citigroup share	$0.92	$0.78	$0.47
Expected annual forfeiture rate	5%	5%	5%

14.   RECONCILIATION OF NET INCOME TO NET CASH PROVIDED BY OPERATING ACTIVITIES

The following table reconciles net income to net cash provided by operating activities:

	For The Year Ended December 31,

($ in millions)	2001	2000	1999

Net Income from Continuing Operations	$1,281	$1,103	$1,047
Adjustments to reconcile net income to net cash provided by operating activities:
Realized (gains) losses	(125)	77	(113)
Deferred federal income taxes	159	89	136
Amortization of deferred policy acquisition costs	379	347	315
Additions to deferred policy acquisition costs	(851)	(792)	(686)
Investment income	(493)	(384)	(221)
Premium balances	7	20	(13)
Insurance reserves and accrued expenses	686	559	411
Other	237	221	99

Net cash provided by operations	$1,280	$1,240	$975

15.   NON-CASH INVESTING AND FINANCING ACTIVITIES

Significant non-cash investing and financing activities include the acquisition of real estate through foreclosures of mortgage loans amounting to $205 million in 1999. Foreclosures in 2001 and 2000 were insignificant.

16.   SUBSEQUENT EVENTS

On February 8, 2002, TPC filed a registration statement with the Securities and Exchange Commission in connection with the proposed offering of a minority interest in TPC. Citigroup has announced its plan to make a tax-free distribution of a portion of its remaining interest in TPC by year-end 2002. Prior to the proposed offering, the Company will be distributed to by TPC to TPC’s immediate parent company, so that the Company will remain an indirect wholly owned subsidiary of Citigroup after the offering. Therefore, all retirement and post retirement plans previously provided to Company employees by TPC will be administered by Citigroup. Prior to the offering, TIC intends to sell its home office buildings in Hartford, Connecticut and a building in Norcross, Georgia housing TPC’s information systems department to TPC for $68 million. The company will have the right to continue to use the names “Travelers Life & Annuity,” “The Travelers Insurance Company, ” “The Travelers Life and Annuity Company,” and the related names in connection with the Company’s business. Currently, TIC and TLAC share services with the property casualty subsidiaries of TPC. These services, which include leasing arrangements, facilities management, banking and financial functions, benefit coverages, data processing services, a short-term investment pool and others, will be phased out over a brief period of time if the transaction is completed. If the distribution does not occur, these services will likely continue for the foreseeable future.

In connection with the proposed distribution described above, on February 27, 2002, TPC exchanged the 50,793,450 shares of Citigroup common stock owned by it for 2,225 shares of Citigroup’s 6.767% Cumulative Preferred Stock, Series YYY, par value $1.00 per share and liquidation value $1 million per share. The exchange ratio was based on the closing price of Citigroup’s common stock on the New York Stock Exchange on February 25, 2002. Prior to the proposed TPC offering, TPC will contribute the Series YYY Preferred Stock to the Company.

Item 9.	Changes In and Disagreements with Accountants on Accounting and Financial Disclosure.

None.

PART III

Item 10.	Directors and Executive Officers of the Registrant.

Omitted pursuant to General Instruction I(2)(c) of Form 10-K.

Item 11.	Executive Compensation.

Omitted pursuant to General Instruction I(2)(c) of Form 10-K.

Item 12.	Security Ownership of Certain Beneficial Owners and Management.

Omitted pursuant to General Instruction I(2)(c) of Form 10-K.

Item 13.	Certain Relationships and Related Transactions.

Omitted pursuant to General Instruction I(2)(c) of Form 10-K.

PART IV

Item 14.	Exhibits, Financial Statement Schedules, and Reports on Form 8-K.

              (a)   Documents filed:

               (1)   Financial Statements. See index on page 15 of this report.

               (2)   Financial Statement Schedules. See index on page 58 of this report.

               (3)   Exhibits. See Exhibit Index on page 56.

              (b)   Reports on Form 8-K:

               None

EXHIBIT INDEX

Exhibit No.	Description
3.	Articles of Incorporation and By-Laws
	a.)	Charter of The Travelers Insurance Company (the “Company”), as effective October 19, 1994, incorporated by reference to Exhibit 3.01 to the Company’s Quarterly Report on Form 10-Q for the fiscal quarter ended September 30, 1994 (File No. 33-33691) (the “Company’s September 30, 1994 10-Q”).
	b.)	By-laws of the Company, as effective October 20, 1994, incorporated by reference to Exhibit 3.02 to the Company’s September 30, 1994 10-Q.
10.	Lease for office space in Hartford, Connecticut dated as of April 2, 1996, by and between the Company and The Travelers Indemnity Company, incorporated by reference to Exhibit 10.14 to the Annual Report on Form 10-K of Travelers Property Casualty Corp. for the fiscal year ended December 31, 1996 (File No. 1-14328).
21.	Subsidiaries of the Registrant: Omitted pursuant to General Instruction I(2)(b) of Form 10-K.

SIGNATURES

Pursuant to the requirements of Section 13 or 15 (d) of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized, on the 15th day of March, 2002.

THE TRAVELERS INSURANCE COMPANY (Registrant)
By:	/s/ Glenn D. Lammey

Glenn D. Lammey Executive Vice President, Chief Financial Officer and Chief Accounting Officer (Principal Financial Officer and Principal Accounting Officer)

Pursuant to the requirements of the Securities Exchange Act of 1934, this report has been signed by the following persons on behalf of the registrant and in the capacities indicated on the 15th day of March, 2002.

Signature	Capacity

/s/ George C. Kokulis (George C. Kokulis)	Director and Chief Executive Officer (Principal Executive Officer)

/s/ Glenn D. Lammey (Glenn D. Lammey)	Director, Chief Financial Officer and Chief Accounting Officer (Principal Financial Officer and Principal Accounting Officer)

/s/ William R. Hogan (William R. Hogan)	Director

/s/ Marla Berman Lewitus (Marla Berman Lewitus)	Director

Supplemental Information to be Furnished With Reports Filed Pursuant to Section 15(d) of the Act by Registrants Which Have Not Registered Securities pursuant to Section 12 of the Act: NONE

No Annual Report to Security Holders covering the registrant’s last fiscal year or proxy material with respect to any meeting of security holders has been sent, or will be sent, to security holders.

INDEX TO FINANCIAL STATEMENTS AND FINANCIAL STATEMENT SCHEDULES

Page

The Travelers Insurance Company and Subsidiaries
Independent Auditors’ Report	*
Consolidated Statements of Income	*
Consolidated Balance Sheets	*
Consolidated Statements of Changes In Retained Earnings and Accumulated Other Changes in Equity from Nonowner Sources	*
Consolidated Statements of Cash Flows	*
Notes to Consolidated Financial Statements	*
Independent Auditors’ Report	59
Schedule I — Summary of Investments — Other than Investments in Related Parties 2001	60
Schedule III — Supplementary Insurance Information 1999-2001	61
Schedule IV — Reinsurance 1999-2001	62

All other schedules are inapplicable for this filing.

*  See index on page 15

Independent Auditors’ Report

The Board of Directors and Shareholder
The Travelers Insurance Company:

Under date of January 17, 2002, except as to Note 16, which is as of February 27, 2002, we reported on the consolidated balance sheets of The Travelers Insurance Company and subsidiaries as of December 31, 2001 and 2000, and the related consolidated statements of income, changes in retained earnings and accumulated other changes in equity from nonowner sources, and cash flows for each of the years in the three-year period ended December 31, 2001, which are included in this Form 10-K. In connection with our audits of the aforementioned consolidated financial statements, we also audited the related financial statement schedules as listed in the accompanying index. These financial statement schedules are the responsibility of the Company’s management. Our responsibility is to express an opinion on these financial statement schedules based on our audits.

In our opinion, such financial statement schedules, when considered in relation to the basic financial statements taken as a whole, present fairly, in all material respects, the information set forth therein.

As discussed in Note 1 to the consolidated financial statements, the Company changed its method of accounting for derivative instruments and hedging activities and for securitized financial assets in 2001.

/s/KPMG LLP

Hartford, Connecticut
January 17, 2002, except as to
Note 16, which is as of February 27, 2002

THE TRAVELERS INSURANCE COMPANY AND SUBSIDIARIES
SCHEDULE I
SUMMARY OF INVESTMENTS — OTHER THAN INVESTMENTS IN RELATED PARTIES
December 31, 2001
($ in millions)

	Cost	Value	Amount Shown in Balance Sheet (1)

Type of Investment
Fixed Maturities:
Bonds:
U.S. Government and government agencies and authorities	$5,485	$5,447	$5,447
States, municipalities and political subdivisions	108	111	111
Foreign governments	810	851	851
Public utilities	3,249	3,280	3,280
Convertible bonds and bonds with warrants attached	343	353	353
All other corporate bonds	21,564	21,855	21,855

Total Bonds	31,559	31,897	31,897
Redeemable preferred stocks	171	175	175

Total Fixed Maturities	31,730	32,072	32,072

Equity Securities:
Common Stocks:
Banks, trust and insurance companies	9	10	10
Industrial, miscellaneous and all other(2)	30	34	34

Total Common Stocks	39	44	44
Nonredeemable preferred stocks	375	371	371

Total Equity Securities	414	415	415

Mortgage Loans	1,995		1,995
Real Estate Held For Sale	55		55
Policy Loans	1,208		1,208
Short-Term Securities	3,053		3,053
Other Investments (3) (4) (5)	3,077		3,053

Total Investments	$41,532		$41,851

______________

(1)	Determined in accordance with methods described in Notes 1 and 4 of the Notes to Consolidated Financial Statements.

(2)	Excludes $57 million related party investment.

(3)	Excludes $987 million of Citigroup Inc. preferred stock. See Note 13 of Notes to Consolidated Financial Statements.

(4)	Also excludes $325 million fair value of investment in affiliated partnership interests.

(()	Includes derivatives marked to market and recorded at fair value in the balance sheet.

THE TRAVELERS INSURANCE COMPANY AND SUBSIDIARIES
SCHEDULE III
SUPPLEMENTARY INSURANCE INFORMATION
($ in millions)

	Deferred policy acquisition costs	Future policy benefits, losses, claims and loss expenses(1)	Other policy claims and benefits payable	Premium revenue	Net investment income	Benefits, claims and losses(2)	Amortization of deferred policy acquisition costs	Other operating expenses	Premiums written

2001
Travelers Life & Annuity	$1,672	$33,475	$368	$957	$2,530	$2,534	$171	$154	$955
Primerica Life	1,789	3,044	144	1,145	301	507	208	217	1,157

Total	$3,461	$36,519	$512	$2,102	$2,831	$3,041	$379	$371	$2,112

2000
Travelers Life & Annuity	$1,291	$29,377	$321	$860	$2,450	$2,294	$166	$233	$859
Primerica Life	1,698	2,856	140	1,106	280	496	181	230	1,115

Total	$2,989	$32,233	$461	$1,966	$2,730	$2,790	$347	$463	$1,974

1999
Travelers Life & Annuity	$1,081	$26,958	$280	$656	$2,249	$1,954	$127	$322	$666
Primerica Life	1,607	2,734	158	1,072	257	488	188	197	1,080

Total	$2,688	$29,692	$438	$1,728	$2,506	$2,442	$315	$519	$1,746

______________

(1)	Includes contractholder funds.

(2)	Includes interest credited to contractholders.

THE TRAVELERS INSURANCE COMPANY AND SUBSIDIARIES
SCHEDULE IV
REINSURANCE
($ in millions)

	Gross amount	Cededto other companies	Assumed fromother companies	Net amount	Percentage ofamount assumed tonet

2001
Life Insurance In Force	$510,457	$285,696	$3,636	$228,397	1.6%
Premiums:
Life insurance	2,378		—	2,026	—
Accident and health insurance	321	246	1	76	—
Property casualty	180	180	—	—	—

Total Premiums	$2,879	$778	$1	$2,102	—

2000
Life Insurance In Force	$480,958	$252,498	$3,692	$232,152	1.6%
Premiums:
Life insurance	2,106	330	—	1,776	—
Accident and health insurance	322	132	—	190	—
Property casualty	216	216	—	—	—

Total Premiums	$2,644	$678	$—	$1,966	—

1999
Life Insurance In Force	$457,541	$222,522	$3,723	$238,742	1.6%
Premiums:
Life insurance	1,768	313	—	1,455	—
Accident and health insurance	287	14	—	273	—
Property casualty	193	193	—	—	—

Total Premiums	$2,248	$520	$—	$1,728	—

                                     PART C

                                OTHER INFORMATION

Item 24.  Financial Statements and Exhibits

(a)      The financial statements of the Registrant and the Report of
         Independent Auditors thereto are contained in the Registrant's Annual
         Report and are included in the Statement of Additional Information. The financial statements of the Registrant include:

           Statement of Assets and Liabilities as of December 31, 2001
           Statement of Operations for the year ended December 31, 2001
           Statement of Changes in Net Assets for the years ended
             December 31, 2001 and 2000
           Statement of  Investments  as of December 31, 2001 Notes to Financial
             Statements

         The consolidated financial statements and schedules of The Travelers
         Insurance Company and subsidiaries and the report of Independent
         Auditors, are contained in the Statement of Additional Information. The consolidated financial statements of The Travelers Insurance Company and subsidiaries include:

           Consolidated Statements of Income for the years ended
             December 31, 2001, 2000 and 1999
           Consolidated Balance Sheets as of December 31, 2001 and 2000
           Consolidated Statements of Changes in Retained Earnings and
             Accumulated Other Changes in Equity from Non-Owner Sources for the years ended December 31, 2001, 2000 and 1999
           Consolidated  Statements of Cash Flows for the years ended
             December 31, 2001, 2000 and 1999 Notes to
           Consolidated Financial Statements

(b)      Exhibits

1.       Resolution of The Travelers Insurance Company Board of Directors
         authorizing the establishment of the Registrant. (Incorporated herein by reference to Exhibit 1 to the Registration Statement on Form N-4,
         filed December 22, 1995.)

2.       Exempt.

3(a).    Distribution and Principal Underwriting Agreement among the Registrant,
         The Travelers Insurance Company and Travelers Distribution LLC
         (Incorporated herein by reference to Exhibit 3(a) to Post Effective
         Amendment No. 4 to the Registration Statement on Form N-4, File No.
         333-58783 filed February 26, 2001.)

3(b).    Selling Agreement. (Incorporated herein by reference to Exhibit 3(b) to
         Post-Effective Amendment No. 4 the Registration Statement on Form N-4,
         File No. 333-27689 filed April 6, 2001.)

4.       Form of Variable Annuity Contract(s). (Incorporated herein by reference to Exhibit 4 to the Registration Statement on Form N-4, filed June 17,
         1996.)

5.       None.

                                      C-1

6(a).    Charter of The Travelers Insurance Company, as amended on October 19,
         1994. (Incorporated herein by reference to Exhibit 3(a)(i) to
         Registration Statement on Form S-2, File No. 33-58677, filed via Edgar on April 18, 1995.)

6(b).    By-Laws of The Travelers Insurance Company, as amended on October 20,
         1994. (Incorporated herein by reference to Exhibit 3(b)(i) to the
         Registration Statement on Form S-2, File No. 33-58677, filed via Edgar on April 18, 1995.)

7.       None.

8.       Participation Agreements. (Incorporated herein by reference to Exhibit
         8 to Pre-Effective Amendment No. 1 to the Registration Statement on
         Form S-6, File No. 333-96521 filed May 24, 2000.)

9.       Opinion of Counsel as to the legality of securities being registered.
         (Incorporated herein by reference to Exhibit 9 to Post-Effective
         Amendment No. 3 to the Registration Statement on Form N-4 filed April
         28, 1997.)

10.      Consent of KPMG LLP, Independent Auditors filed herewith.

13.      Schedule for computation of each performance quotation - Standardized and Non-Standardized. (Incorporated herein by reference to Exhibit 13 to Post-Effective Amendment No. 3 to the Registration Statement on Form
         N-4, filed April 28, 1997.)

15(a).   Power of Attorney authorizing Ernest J. Wright or Kathleen A. McGah as signatory for George C. Kokulis, Glenn D. Lammey and Katherine M.
         Sullivan. (Incorporated herein by reference to Exhibit 15(b) to
         Post-Effective Amendment No. 6 to the Registration Statement on Form
         N-4, filed April 17, 2000.)

15(b).   Power of Attorney authorizing Ernest J. Wright or Kathleen A. McGah as signatory for Glenn D. Lammey and Marla Berman Lewitus. (Incorporated
         herein by reference to Exhibit 15(b) to Post-Effective Amendment No. 7 to the Registration Statement on Form N-4, filed February 26, 2001.)

15(c).   Power of Attorney authorizing Ernest J. Wright or Kathleen A. McGah as signatory for William R. Hogan. (Incorporated herein by reference to
         Exhibit 15(c) to Post-Effective Amendment No. 4 to the Registration
         Statement on Form N-4, File No. 333-23311, filed April 17, 2001.)

15(d).   Power of Attorney authorizing Ernest J. Wright or Kathleen A. McGah as signatory for Kathleen A. Preston. (Incorporated herein by reference to
         Exhibit 15 to Post-Effective Amendment No. 5 to the Registration
         Statement on Form N-4, File No. 333-23311, filed April 19, 2002.)

Item 25.  DIRECTORS AND OFFICERS OF THE DEPOSITOR

NAME AND PRINCIPAL         POSITIONS AND OFFICES
BUSINESS ADDRESS           WITH INSURANCE COMPANY
------------------         ----------------------

George C. Kokulis*         Director, President and Chief Executive Officer
Glenn D. Lammey*           Director, Executive Vice President,
                             Chief Financial Officer, Chief Accounting Officer
Kathleen A. Preston*       Director and Executive Vice President

                                      C-2

Stuart Baritz***           Senior Vice President
Madelyn J. Lankton         Senior Vice President and Chief Information Officer
Marla Berman Lewitus*      Director, Senior Vice President and General Counsel
Brendan Lynch*             Senior Vice President
Warren H. May*             Senior Vice President
Laura A. Pantaleo***       Senior Vice President
David A. Tyson*            Senior Vice President
F. Denney Voss**           Senior Vice President
David A. Golino*           Vice President and Controller
Donald R. Munson, Jr.*     Vice President
Deanne Osgood*             Vice President
Tim W. Still*              Vice President
Linn K. Richardson*        Second Vice President and Actuary
Paul Weissman*             Second Vice President and Actuary
Ernest J. Wright*          Vice President and Secretary
Kathleen A. McGah*         Assistant Secretary and Deputy General Counsel

Principal Business Address:
*   The Travelers Insurance Company              **  Citigroup Inc.
    One Tower Square                                 399 Park Avenue
    Hartford, CT  06183                              New York, N.Y. 10048

*** Travelers Financial Distributors
    2 Tower Center
    East Brunswick, NJ 08816

Item 26. PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH THE DEPOSITOR
         OR REGISTRANT

         Incorporated herein by reference to Exhibit 16 to Post-Effective
Amendment No. 5 to the Registration Statement on Form N-4, File No. 333-27689,
filed April 19, 2002.

Item 27. NUMBER OF CONTRACT OWNERS

As of February 28, 2002, 11,842 contract owners held qualified and non-qualified contracts offered by the Registrant.

Item 28. INDEMNIFICATION

Sections 33-770 et seq. inclusive of the Connecticut General Statutes ("C.G.S.")
regarding indemnification of directors and officers of Connecticut corporations provides in general that Connecticut corporations shall indemnify their officers, directors and certain other defined individuals against judgments, fines, penalties, amounts paid in settlement and reasonable expenses actually incurred in connection with proceedings against the corporation. The corporation's obligation to provide such indemnification generally does not apply unless (1) the individual is wholly successful on the merits in the defense of any such proceeding; or (2) a determination is made (by persons specified in the statute) that the individual acted in good faith and in the best interests of the corporation and in all other cases, his conduct was at least not opposed to the best interests of the corporation, and in a criminal case he had no reasonable cause to believe his conduct was unlawful; or (3) the court, upon application by the individual, determines in view of all of the circumstances that such person is fairly and reasonably entitled to be indemnified, and then for such amount as the court shall determine. With respect to proceedings brought by or in the right of the

                                      C-3

corporation, the statute provides that the corporation shall indemnify its officers, directors and certain other defined individuals, against reasonable expenses actually incurred by them in connection with such proceedings, subject to certain limitations.

Citigroup Inc. also provides liability insurance for its directors and officers and the directors and officers of its subsidiaries, including the Registrant.
This insurance provides for coverage against loss from claims made against directors and officers in their capacity as such, including, subject to certain exceptions, liabilities under the federal securities laws.

RULE 484 UNDERTAKING

Insofar as indemnification for liability arising under the Securities Act of
1933 may be permitted to directors, officers and controlling persons of the registrant pursuant to the foregoing provisions, or otherwise, the registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a director, officer or controlling person of the registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Item 29. PRINCIPAL UNDERWRITER

(a)      Travelers Distribution LLC
         One Tower Square
         Hartford, CT 06183

Travelers Distribution LLC also serves as principal underwriter and distributor for the following funds:

The Travelers Fund U for Variable Annuities, The Travelers Fund VA for Variable
Annuities, The Travelers Fund BD for Variable Annuities, The Travelers Fund BD
II for Variable Annuities, The Travelers Fund BD III, The Travelers Fund BD IV
for Variable Annuities, The Travelers Fund ABD II for Variable Annuities, The
Travelers Separate Account PF for Variable Annuities, The Travelers Separate
Account PF II for Variable Annuities, The Travelers Separate Account QP for
Variable Annuities, The Travelers Separate Account TM for Variable Annuities,
The Travelers Separate Account TM II for Variable Annuities, The Travelers
Separate Account Five for Variable Annuities, The Travelers Separate Account Six
for Variable Annuities, The Travelers Separate Account Seven for Variable
Annuities, The Travelers Separate Account Eight for Variable Annuities, The
Travelers Separate Account Nine for Variable Annuities, The Travelers Separate
Account Ten for Variable Annuities, The Travelers Fund UL for Variable Life
Insurance, The Travelers Fund UL II for Variable Life Insurance, The Travelers
Fund UL III for Variable Life Insurance, The Travelers Variable Life Insurance
Separate Account One, The Travelers Variable Life Insurance Separate Account
Two, The Travelers Variable Life Insurance Separate Account Three, The Travelers
Variable Life Insurance Separate Account Four, The Travelers Separate Account
MGA, The Travelers Separate Account MGA II, The Travelers Growth and Income
Stock Account for Variable Annuities, The Travelers Quality Bond Account for
Variable Annuities, The Travelers Money Market Account for Variable Annuities,
The Travelers Timed Growth and Income Stock Account for Variable Annuities, The
Travelers Timed Short-Term Bond Account for Variable Annuities and The Travelers
Timed Aggressive Stock Account for Variable Annuities, Citicorp Life Variable
Annuity Separate Account and First Citicorp Life Variable Annuity Separate
Account.

                                      C-4

(b)      Name and Principal        Positions and Offices
         Business Address*         With Underwriter
         ------------------        ----------------

         Kathleen A. Preston       Board of Manager
         Glenn D. Lammey           Board of Manager
         William F. Scully III     Board of Manager and Vice President
         Donald R. Munson, Jr.     Board of Manager, President, Chief
                                   Executive Officer and Chief Operating Officer
         Anthony Cocolla           Vice President
         Tim W. Still              Vice President
         John M. Laverty           Treasurer and Chief Financial Officer
         Ernest J. Wright          Secretary
         Kathleen A. McGah         Assistant Secretary
         William D. Wilcox         Assistant Secretary
         Ernest J. Wright          Assistant Secretary
         Alison K. George          Chief Compliance Officer
         John J. Williams, Jr.     Director, Assistant Compliance Officer

* The business address for all the above is: One Tower Square, Hartford, CT
  06183

(c)      Not Applicable

Item 30. LOCATION OF ACCOUNTS AND RECORDS

         The Travelers Insurance Company
         One Tower Square
         Hartford, Connecticut  06183

Item 31. MANAGEMENT SERVICES

Not applicable.

Item 32. UNDERTAKINGS

The undersigned Registrant hereby undertakes:

(a)      To file a post-effective amendment to this registration statement as frequently as is necessary to ensure that the audited financial statements in the registration statement are never more than sixteen months old for so long as payments under the variable annuity contracts may be accepted;

(b)      To include either (1) as part of any application to purchase a contract offered by the prospectus, a space that an applicant can check to request a Statement of Additional Information, or (2) a post card or similar written communication affixed to or included in the prospectus that the applicant can remove to send for a Statement of Additional
         Information; and

(c)      To deliver any Statement of Additional Information and any financial statements required to be made available under this Form N-4 promptly upon written or oral request.

The Company hereby represents:

(a)      That the aggregate charges under the Contracts of the Registrant described herein are reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed by the
         Company.

                                      C-5

                                   SIGNATURES

As required by the Securities Act of 1933 and the Investment Company Act of
1940, the Registrant certifies that it meets the requirements of Securities Act
Rule 485(b) for effectiveness of this amendment to this registration statement and has caused this amendment to this registration statement to be signed on its behalf, in the City of Hartford, and State of Connecticut, on this 24th day of
April, 2002.

                  THE TRAVELERS FUND ABD FOR VARIABLE ANNUITIES
                                  (Registrant)

                         THE TRAVELERS INSURANCE COMPANY
                                   (Depositor)

                                  By:*GLENN D. LAMMEY
                                     ------------------------------------
                                      Glenn D. Lammey, Chief Financial Officer,
                                      Chief Accounting Officer

As required by the Securities Act of 1933, this registration  statement has been signed by the following persons in the capacities indicated on the 24th day of
April 2002.

*GEORGE C. KOKULIS               Director, President and Chief Executive Officer
------------------------         (Principal Executive Officer)
  (George C. Kokulis)

*GLENN D. LAMMEY                 Director, Chief Financial Officer,
------------------------         Chief Accounting Officer
 (Glenn D. Lammey)               (Principal Financial Officer)

*MARLA BERMAN LEWITUS            Director
------------------------
 (Marla Berman Lewitus)

*KATHLEEN A. PRESTON             Director
------------------------
 (Kathleen A. Preston)

*By:    /s/Ernest J. Wright, Attorney-in-Fact

                                      C-6

                                  EXHIBIT INDEX

EXHIBIT
NO.           DESCRIPTION                                       METHOD OF FILING
--------      -----------                                       ----------------

10.        Consent of KPMG LLP, Independent Auditors            Electronically

                                      C-7